Table of Contents


President's Letter                                                             2

MainStay Capital Appreciation Fund Highlights                                  3

$10,000 Invested in the MainStay
Capital Appreciation Fund versus S&P 500
and Inflation--Class A & Class B Shares                                        4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Diversification by Industry--Top 5                                             7

Portfolio Composition                                                          9

Returns & Lipper Rankings                                                     11

Top 10 Equity Holdings                                                        12

10 Largest Purchases                                                          12

10 Largest Sales                                                              12

Portfolio of Investments                                                      13

Unaudited Financial Statements                                                15

Notes to Financial Statements                                                 19

The MainStay Funds                                                            24

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998


----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Capital Appreciation Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o A robust economy, with low interest rates, modest inflation, and low unemployment moved stocks higher in the first six months of 1998.

o Weaknesses in Asian economies caused a flight to high-quality, liquid companies that investors felt could perform relatively well in the event of an economic downturn.

o Merger and acquisition activity was high, with several large transactions that stimulated interest in the stock market.

o    The S&P 500* advanced to record levels in June.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o The MainStay Capital Appreciation Fund returned 30.86% and 29.97% for Class A shares and Class B shares, respectively, excluding all sales charges, for the one-year period ended 6/30/98.

o Both share classes outperformed the S&P 500, which returned 17.71% during the six-month reporting period.

o The Fund benefited from individual security selection among consumer retail stocks, and a reduction in its technology and energy holdings.

o Both share classes outperformed the average Lipper+ capital appreciation fund, which returned 12.86% for the six months ended 6/30/98.


----------
*    See footnote on page 4 for more information on the S&P 500 Index.
+ See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Capital Appreciation Fund
versus S&P 500 and Inflation


CLASS A SHARES SEC Returns: 1-Year 23.66%, 5-Year 19.20%, 10-Year 19.48%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                                             MainStay Capital
Period end               S&P 500*            Appreciation Fund        Inflation+
--------------------------------------------------------------------------------
6/88                     $10,000                 $ 9,450                $10,000
6/89                     $12,055                 $10,586                $10,517
6/90                     $14,043                 $12,425                $11,008
6/91                     $15,081                 $13,558                $11,526
6/92                     $17,103                 $17,550                $11,882
6/93                     $19,434                 $23,272                $12,238
6/94                     $19,708                 $23,273                $12,543
6/95                     $24,846                 $29,576                $12,924
6/96                     $31,306                 $36,916                $13,280
6/97                     $42,172                 $45,294                $13,585
6/98                     $54,887                 $59,272                $13,813

CLASS B SHARES SEC Returns: 1-Year 24.97%, 5-Year 19.90%, 10-Year 19.92%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                                             MainStay Capital
Period end               S&P 500*            Appreciation Fund        Inflation+
--------------------------------------------------------------------------------
6/88                     $10,000                 $10,000                $10,000
6/89                     $12,055                 $11,202                $10,517
6/90                     $14,043                 $13,148                $11,008
6/91                     $15,081                 $14,347                $11,526
6/92                     $17,103                 $18,571                $11,882
6/93                     $19,434                 $24,626                $12,238
6/94                     $19,708                 $24,627                $12,543
6/95                     $24,846                 $31,215                $12,924
6/96                     $31,306                 $38,776                $13,280
6/97                     $42,172                 $47,339                $13,585
6/98                     $54,887                 $61,525                $13,813


----------
     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/30/88 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 6/30/88 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 6/30/88. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

With U.S. gross domestic product increasing more than investors anticipated in the first half of 1998, the stock market enjoyed robust returns. Low interest rates, benign inflation, low unemployment, and a rallying bond market all contributed to positive investor psychology during the reporting period.

A number of factors combined to focus investor attention on large-capitalization growth stocks. Continuing difficulties in Asian markets spread to China, Latin America, and Russia, causing a flight to quality, which attracted investors to domestic companies and highly liquid securities. Asian difficulties also caused problems for several technology companies. Declining oil, gold, and copper prices caused weakness among energy and commodity-related issues and moved many investors from undervalued securities into large, dependable growth companies.

Strong merger and acquisition activity stimulated interest in the stock market, with several large deals in the financial sector. Problems with an earlier merger, however, had a negative impact on Cendant Corp., which was among the worst-performing stocks in the S&P 500* during the second quarter of 1998.

Given this context, how did the MainStay Capital Appreciation Fund perform in the six months ended 6/30/98?

The MainStay Capital Appreciation Fund returned 19.18% and 18.71% for Class A shares and Class B shares, respectively, excluding all sales charges for the six months ended 6/30/98. Both share classes outperformed the S&P 500 Index, which returned 17.71% over the same period. Both share classes also outperformed the average Lipper+ capital appreciation fund, which returned 12.86% for the six months ended 6/30/98.

Why was the Fund able to outperform its peers?

The Fund benefited from strong security selection, strategic sales, and strong growth among many of its core holdings. The Fund's domestic retail holdings provided excellent performance. We reduced the Fund's technology holdings, particularly among commodity-type products. At the same time, the Fund benefited from strength in companies with proprietary products, such as Microsoft and certain pharmaceuticals. Also, our decision to reduce holdings in the oil services sector helped us decrease the impact of declining oil prices on the Fund.

What were some of the Fund's significant purchases during the reporting period?

The Fund purchased EMC Corp., a corporate data storage provider with a consistent growth record. The Fund sold some 3Com stock to make the purchase, a result of our decision to reduce commodity-based technology companies and increase the Fund's exposure to companies that offer more proprietary products and services. EMC rose 63%++ in the first half of 1998 and had a positive impact on the Fund's performance.


Inflation
---------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Flight to quality
-----------------
When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower quality securities or those that are less liquid are likely to be more vulnerable to negative market events.


----------
*    See page 4 for more information on the S&P 500 Index.
+ See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.
++   Returns reflect performance for the six-month period ended 6/30/98.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

CLASS A SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                         Total Return %
-------------------------------------------------
12/86                                    -3.56
12/87                                    -2.18
12/88                                     2.55
12/89                                    26.06
12/90                                     4.12
12/91                                    68.36
12/92                                    11.00
12/93                                    14.01
12/94                                    -1.52
12/95                                    35.79
12/96                                    19.16
12/97                                    24.10
6/98                                     19.18

Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94.
See footnote * on page 11 for more information on performance.

CLASS B SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


Period end                         Total Return %
-------------------------------------------------
12/86                                    -3.56
12/87                                    -2.18
12/88                                     2.55
12/89                                    26.06
12/90                                     4.12
12/91                                    68.36
12/92                                    11.00
12/93                                    14.01
12/94                                    -1.52
12/95                                    35.11
12/96                                    18.56
12/97                                    23.45
6/98                                     18.71

See footnote * on page 11 for more information on performance.


The Fund also purchased Pfizer, which had a slightly negative impact on performance as some investors sold their positions in order to take profits in the stock. Nevertheless, we believe that Pfizer's accelerated earnings growth, broad product line, and direct-to-the-consumer marketing strategy may result in strong performance over the next six to twelve months.

Another large purchase for the Fund was Disney, which the Fund quickly sold when the stock began to decline, with a slightly negative impact on performance. A more positive holding was Colgate, which the


Mergers and acquisitions
------------------------
A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                           Percentage
---------------------------------------------
Retail                                13.7%
Financial Services                    11.6%
Drugs                                  9.8%
Computer Software                      7.7%
Medical Equipment                      6.6%
All Other                             50.6%

Actual percentages will vary over time.


Fund bought in late April. The company benefited from its global scope, cost cutting, and track record of generating dependable earnings.

Were there any significant sales during the reporting period?

The Fund sold Adaptec, which had a dramatically negative change in fundamentals due to Asian difficulties and a slowdown in earnings. The stock declined 40% during the first half of 1998. The Fund also sold 3Com, which we mentioned earlier. The company faced Asian difficulties and suffered from inventory problems in its U.S. Robotics unit, which we believe may have a negative impact on earnings. The Fund also sold Compaq when our fundamental reasons for owning it disappeared.

As interest rates declined, mortgage refinancing activity increased, which had a negative impact on mortgage insurer MGIC. Given the stock's declining growth profile, we decided to sell the Fund's position late in the second quarter of 1998 to take profits earned over the last several years. The Fund also took profits in Mattel, a stock it has owned and sold over the years. We saw the fundamentals weakening when sales of their Barbie Doll declined, Toys "R" Us cut back on its inventory, and the company's Tyco toy division provided lower-than-anticipated earnings estimates. The sale had a positive impact on the Fund's performance.

Did you say you reduced holdings in the energy services sector?

Yes. We decided that because of declining oil prices and reduced demand from Asia, we would sell the Fund's positions in Diamond Offshore and ENSCO. The general effect of holding energy services companies was negative, so we viewed the sales as positive for the portfolio. The Fund continued to hold Halliburton, which is an exploration and drilling company, and reviewed the company's prospects during the reporting period.

Which stocks were the best performers?

Lucent Technologies was up 108.6% in the first half of the year and had a substantial positive impact on the Fund's performance. The company has won telecommunications contracts and continued to have an attractive cost structure and solid earnings per share growth.

Tyco International is a conglomerate with holdings in fire retardation, security systems, fiber-optic cable, and health care. Tyco bought ADT Limited International and Sherwood Davis, a medical device manufacturer, and advanced nearly 40%, with a large and positive impact on the Fund's performance.

Schering-Plough is a premier pharmaceutical company. Its Claritin product for allergy sufferers was an excellent performer with $1.7 billion in sales and rapid growth in sales and earnings. Once again, the portfolio benefited strongly as the stock rose 48.3%.

Were there other names that performed well for the Fund?

Yes, there were several. Kohl's is a family apparel retailer that benefited as many investors focused on purely domestic equities. The stock was up 52% with a substantial positive impact on the Fund. Staples and Home Depot were other retailers that fit a similar profile and also had a positive impact on performance.

In the financial sector, the Fund had good success with SunAmerica, a retirement product provider. The company sells fixed and variable annuities, which appeal to baby boomers. The baby boom generation is nearing retirement age and their annuity purchases have helped contribute to SunAmerica's earnings-per-share growth during the reporting period. Although the company had faced some questions last year about accounting practices, its stock rose 35% during the reporting period.

Finally, the first-quarter announcement that WorldCom would purchase MCI, a telecommunications, long-distance, local telephone, and Internet provider, caused WorldCom to rise 60% during the first half of the year.

Were there stocks that detracted from the Fund's performance?

Cendant was a stock the Fund owned that had major problems in April. The company was formed in the fourth quarter of 1997 from the merger of HFS and CUC International. When certain of CUC's accounting practices came into question in April, the stock price was cut in half. The business units appear to have robust trends and are in sectors that we believe to be vibrant, such as housing and travel--so at the end of June, the Fund continued to hold the stock. But the overall impact of the news was negative for the Fund's performance.

Adaptec and MGIC declined during the reporting period, although we sold the Fund's holdings in MGIC at a profit from the original purchase price serveral years ago. Eli Lilly also underperformed expectations, when the benefits of an osteoporosis drug proved less dramatic than some investors anticipated.


Earnings per share
------------------
The portion of a company's profit allocated to each share of outstanding common stock.

What do you believe were the best decisions you made for the Fund during the first half of 1998?

Sticking to our disciplines and proactively reviewing every stock in the portfolio. We decided to increase the Fund's weighting in the securities we felt most confident about, within our diversification guidelines. That led us to increase the Fund's holdings in companies such as Lucent Technologies, which were strongly positive.

We also believe our decision to reduce technology and energy stocks helped the Fund. Sticking with the Fund's heavy exposure to domestic retailers and financial firms helped performance in a low interest-rate environment that stimulated consumer spending and loan activity.

Were there any decisions you made that you now regret?

Of course, in hindsight, we wish we hadn't held the Fund's position in Cendant in April, but we could never have foreseen the difficulties the company faced. We would have liked for the Fund to have had zero energy exposure, but we're glad we sold the energy services stocks we did.

Which sectors did the Fund emphasize during the first half of the year?

We're bottom-up investors who select stocks on their individual merits. As a result of this approach, the Fund was overweighted in communications. Although this sector underperformed as a whole, the Fund's communications holdings returned more than 60% in the first half of the year. We were also heavy in consumer cyclicals, such as retailers and restaurants, automotive stocks, and housing, which, with the exception of Cendant, were generally positive for the Fund's performance.

Being overweighted in technology stocks was beneficial, primarily because the Fund invested in companies with proprietary products. Over the reporting period, we decreased the Fund's technology exposure in light of declining interest in commodity-type products such as memory chips and adapter cards and the impact Asian difficulties had on technology production.


PORTFOLIO COMPOSITION AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                  Percentage
------------------------------------------------------------
Common Stocks                                         97.3%
Cash, Equivalents & Other Assets, Less Liabilities     2.7%

Actual percentages will vary over time.


Weighting
---------
The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

Bottom-up investing
-------------------
Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Cyclicals
---------
Securities that tend to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

The Fund was also overweighted in financial stocks, although the companies it held underperformed the market in general. Several were tied up in merger transactions and may perform well when the deals are completed.

Were there sectors where the Fund was underweighted?

During the reporting period, the Fund was underweighted in basic materials and capital goods, which was beneficial for performance. The Fund was also underweighted in consumer staples, since many of the companies didn't meet our growth criteria. While this sector underperformed in general, the Fund's holdings in consumer staples outperformed the market.

Our decision to underweight the Fund in energy, utilities, and transportation stocks generally had a positive impact on performance.

What is your outlook for the future?

We believe the domestic economy is slowing down and may continue to do so as we begin to feel the full impact of the Asian difficulties. That could result in lower corporate profits, which may have a generally positive effect on companies with dependable earnings growth, such as proprietary technology companies, pharmaceuticals, retailers, and financial firms. Of course, it could also have a negative effect if the impact of the Asian difficulties is severe.

We anticipate low inflation and possibly even lower interest rates. Whatever the future brings, we will continue to apply our proprietary research disciplines as the Fund seeks long-term growth of capital, with dividend income, if any, as an incidental consideration.

Edmund Spelman
Rudolph Carryl
Portfolio Managers
MacKay Shields Financial Corporation


Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 6/30/98

=====================================================================================================
Fund average annual total returns*
=====================================================================================================
                                                                                       Life of Fund
                            1 year             5 years           10 years             through 6/30/98
Class A                     30.86%             20.56%            20.15%                   16.43%
Class B                     29.97%             20.10%            19.92%                   16.25%

=====================================================================================================
Fund SEC returns*
=====================================================================================================
                                                                                       Life of Fund
                            1 year             5 years           10 years             through 6/30/98
Class A                     23.66%             19.20%            19.48%                   15.89%
Class B                     24.97%             19.90%            19.92%                   16.25%

=====================================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
=====================================================================================================
                                                                                       Life of Fund
                            1 year             5 years           10 years             through 6/30/98
Class A                      66 out of             n/a               n/a                 28 out of
                            231 funds                                                    120 funds
Class B                      70 out of         23 out of          3 out of                5 out of
                            231 funds          89 funds          56 funds                43 funds
Average Lipper
capital appreciation
fund                        22.13%             16.02%            14.15%                   11.94%

=====================================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
=====================================================================================================
                        NAV 6/30/98                      Income                    Capital Gains
Class A                   $43.62                        $0.0000                        $0.0000
Class B                   $42.76                        $0.0000                        $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering (5/1/86) through 6/30/98. The Fund's Class A shares were first offered to the public on 1/3/95.

Top 10 Equity Holdings as of 6/30/98
================================================================================
HOLDING                                                                   AMOUNT
================================================================================
Tyco International Ltd.                                              $92,509,200
Lucent Technologies Inc.                                              91,980,419
Schering-Plough Corp.                                                 77,047,463
SunAmerica Inc.                                                       75,817,500
Travelers Group Inc.                                                  75,587,250
Cisco System, Inc.                                                    70,464,638
Medtronic, Inc.                                                       70,316,250
Lilly (Eli) & Co.                                                     65,164,050
Microsoft Corp.                                                       65,133,375
Compuware Corp.                                                       60,767,175

10 Largest Purchases for the six months ended 6/30/98
================================================================================
SECURITY                                                      AMOUNT OF PURCHASE
================================================================================
EMC Corp.                                                            $33,932,562
Colgate-Palmolive Co.                                                 30,736,589
Walt Disney Co. (The)                                                 27,925,205
Pfizer Inc.                                                           27,180,711
Summit Bancorp                                                        25,091,689
Clear Channel Communications, Inc.                                    24,616,314
Chancellor Media Corp.                                                23,892,775
Conseco, Inc.                                                         18,822,815
SouthTrust Corp.                                                      18,381,828
USA Waste Services Inc.                                               14,769,968

10 Largest Sales for the six months ended 6/30/98
================================================================================
SECURITY                                                          AMOUNT OF SALE
================================================================================
MGIC Investment Corp.                                                $35,085,018
Walt Disney Co. (The)                                                 27,800,789
Mattel, Inc.                                                          23,808,884
3Com Corp.                                                            20,814,784
Green Tree Financial Corp.                                            19,959,145
Linear Technology Corp.                                               16,539,296
ENSCO International Inc.                                              16,368,778
Diamond Offshore Drilling, Inc.                                       14,981,103
Tyco International Ltd.                                               14,197,824
Adaptec Inc.                                                          12,508,182

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments June 30, 1998 unaudited

                                                   Shares              Value
                                                ================================

COMMON STOCKS (97.3%)+


BANKS (5.3%)
NationsBank Corp. ......................             523,000     $    40,009,500
Norwest Corp. ..........................             918,600          34,332,675
SouthTrust Corp. .......................             448,750          19,520,625
Summit Bancorp .........................             491,900          23,365,250
Washington Mutual Inc. .................             483,900          21,019,406
                                                                 ---------------
                                                                     138,247,456
                                                                 ---------------

BROADCASTING (2.7%)
Chancellor Media Corp. (a) .............             509,400          25,294,919
Clear Channel
  Communications, Inc. (a) .............             245,600          26,801,100
Cumulus Media, Inc. (a) ................             600,000           8,737,500
Univision Communications Inc. (a) ......             255,000           9,498,750
                                                                 ---------------
                                                                      70,332,269
                                                                 ---------------

BUILDINGS (0.6%)
Oakwood Homes Corp. ....................             518,200          15,546,000
                                                                 ---------------

COMPUTER SOFTWARE (7.7%)
Computer Associates
  International, Inc. ..................             855,587          47,538,553
Compuware Corp. (a) ....................           1,188,600          60,767,175
Microsoft Corp. (a) ....................             601,000          65,133,375
Oracle Corp. (a) .......................           1,041,000          25,569,562
                                                                 ---------------
                                                                     199,008,665
                                                                 ---------------

COMPUTERS & OFFICE EQUIPMENT (4.4%)
EMC Corp. (a) ..........................           1,077,300          48,276,506
Hewlett-Packard Co. ....................             348,600          20,872,425
Sun Microsystems (a) ...................           1,062,000          46,130,625
                                                                 ---------------
                                                                     115,279,556
                                                                 ---------------

CONSUMER DURABLES (1.8%)
Harley-Davidson, Inc. ..................           1,220,200          47,282,750
                                                                 ---------------

CONSUMER SERVICES (3.0%)
Cendant Corp. (a) ......................           2,142,328          44,721,097
Service Corp. International ............             757,000          32,456,375
                                                                 ---------------
                                                                      77,177,472
                                                                 ---------------

                                                   Shares              Value
                                                ================================
COSMETICS (2.8%)
Colgate-Palmolive Co. ..................             350,800     $    30,870,400
Gillette Co. ...........................             730,000          41,381,875
                                                                 ---------------
                                                                      72,252,275
                                                                 ---------------

DRUGS (9.8%)
Elan Corp. PLC ADR (a)(b) ..............             592,400          38,098,725
Lilly (Eli) & Co. ......................             986,400          65,164,050
Merck & Co., Inc. ......................             361,900          48,404,125
Pfizer Inc. ............................             235,000          25,541,562
Schering-Plough Corp. ..................             840,900          77,047,463
                                                                 ---------------
                                                                     254,255,925
                                                                 ---------------

ENERGY (0.2%)
British Petroleum Co., PLC ADR (b) .....              68,158           6,014,944
                                                                 ---------------

FINANCIAL SERVICES (11.6%)
Associates First Capital Corp.
  Class A ..............................             546,000          41,973,750
Equifax Inc. ...........................             796,200          28,912,012
Fannie Mae .............................             544,000          33,048,000
Household International, Inc. ..........             897,900          44,670,525
MGIC Investment Corp. ..................              35,550           2,028,572
SunAmerica Inc. ........................           1,320,000          75,817,500
Travelers Group Inc. ...................           1,246,800          75,587,250
                                                                 ---------------
                                                                     302,037,609
                                                                 ---------------

HEALTH CARE (5.0%)
Cardinal Health Inc. ...................             335,000          31,406,250
HEALTHSOUTH Corp. (a) ..................           1,390,400          37,106,300
Tenet Healthcare Corp. (a) .............             969,550          30,298,438
United Healthcare Corp. ................             466,800          29,641,800
                                                                 ---------------
                                                                     128,452,788
                                                                 ---------------

INDUSTRIAL (5.1%)
Illinois Tool Works Inc. ...............             577,400          38,505,363
Tyco International Ltd. ................           1,468,400          92,509,200
                                                                 ---------------
                                                                     131,014,563
                                                                 ---------------

INSURANCE (3.8%)
American International Group, Inc. .....             372,075          54,322,950
Conseco, Inc. ..........................             947,500          44,295,625
                                                                 ---------------
                                                                      98,618,575
                                                                 ---------------


----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

                                                   Shares              Value
                                                ================================
COMMON STOCKS (Continued)

LEISURE (0.6%)
Mirage Resorts Inc. (a) ................             741,600     $   15,805,350
                                                                 --------------

MATERIALS/PROCESSING (1.1%)
Monsanto Co. ...........................             511,700         28,591,238
                                                                 --------------

MEDICAL EQUIPMENT (6.6%)
Guidant Corp. ..........................             727,300         51,865,581
Johnson & Johnson ......................             669,884         49,403,945
Medtronic, Inc. ........................           1,103,000         70,316,250
                                                                 --------------
                                                                    171,585,776
                                                                 --------------

OIL SERVICES (0.4%)
Halliburton Co. ........................             208,000          9,269,000
                                                                 --------------

POLLUTION CONTROL (1.6%)
USA Waste Services Inc. (a) ............             832,700         41,114,562
                                                                 --------------

RETAIL (13.7%)
Bed Bath & Beyond, Inc. (a) ............             590,400         30,590,100
CVS Corp. ..............................             986,400         38,407,950
Dollar General Corp ....................             835,937         33,071,758
Home Depot, Inc. (The) .................             669,350         55,597,884
Kohl's Corp. (a) .......................           1,078,200         55,931,625
Kroger Co. (a) .........................             839,000         35,972,125
Safeway Inc. (a) .......................           1,432,000         58,264,500
Staples, Inc. (a) ......................           1,629,000         47,139,187
                                                                 --------------
                                                                    354,975,129
                                                                 --------------

TECHNOLOGY (3.8%)
Cisco Systems, Inc. (a) ................             765,400         70,464,638
Intel Corp. ............................             396,400         29,383,150
                                                                 --------------
                                                                     99,847,788
                                                                 --------------

TELECOMMUNICATION EQUIPMENT (3.5%)
Lucent Technologies Inc. ...............           1,105,700         91,980,419
                                                                 --------------

TELECOMMUNICATION SERVICES (2.2%)
WorldCom, Inc. (a) .....................           1,191,280         57,702,625
                                                                 --------------
Total Common Stocks
  (Cost $1,428,292,762) ................                          2,526,392,734
                                                                 --------------

                                                   Principal
                                                     Amount           Value
                                                ===============================
                                                                 <>
SHORT-TERM INVESTMENTS (2.7%)

COMMERCIAL PAPER (2.7%)
General Electric Co.
  5.70%, due 7/2/98 ....................         $30,000,000     $   29,995,250
Prudential Funding Corp.
  6.30%, due 7/1/98 ....................          29,460,000         29,460,000
Salomon Smith Barney Holdings Inc.
  5.60%, due 7/1/98 ....................          10,000,000         10,000,000
                                                                 --------------

Total Short-Term Investments
  (Cost $69,455,250) ...................                             69,455,250
                                                                 --------------

Total Investments
  (Cost $1,497,748,012) (c) ............               100.0%     2,595,847,984(d)
Cash and Other  Assets,
  Less Liabilities .....................                 0.0(e)         353,699
                                                 -----------     --------------
Net Assets .............................               100.0%    $2,596,201,683
                                                 ===========     ==============


----------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At June 30, 1998, net unrealized appreciation was $1,098,099,972, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,106,163,424 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,063,452.
(e)  Less than one tenth of a percent.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $1,497,748,012) ...   $2,595,847,984
Cash ..................................................................              337
Receivables:
  Investment securities sold ..........................................       43,716,505
  Dividends and interest ..............................................        9,132,576
  Fund shares sold ....................................................          795,387
                                                                          --------------
    Total assets ......................................................    2,649,492,789
                                                                          --------------
LIABILITIES:
Payables:
  Investment securities purchased .....................................       45,183,760
  Fund shares redeemed ................................................        4,504,004
  NYLIFE Distributors .................................................        1,882,921
  MainStay Management .................................................        1,125,009
  Transfer agent ......................................................          392,675
  Custodian ...........................................................           20,252
  Trustees ............................................................           11,564
Accrued expenses ......................................................          170,921
                                                                          --------------
    Total liabilities .................................................       53,291,106
                                                                          --------------
Net assets ............................................................   $2,596,201,683
                                                                          ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A .............................................................   $       67,070
  Class B .............................................................          538,744
Additional paid-in capital ............................................    1,430,329,507
Accumulated net investment loss .......................................      (12,061,434)
Accumulated net realized gain on investments ..........................       79,227,824
Net unrealized appreciation on investments ............................    1,098,099,972
                                                                          --------------
Net assets ............................................................   $2,596,201,683
                                                                          ==============
CLASS A
Net assets applicable to outstanding shares ...........................   $  292,528,183
                                                                          ==============
Shares of beneficial interest outstanding .............................        6,706,968
                                                                          ==============
Net asset value and offering price per share outstanding ..............   $        43.62
Maximum sales charge (5.50% of offering price) ........................             2.54
                                                                          --------------
Maximum offering price per share outstanding ..........................   $        46.16
                                                                          ==============
CLASS B
Net assets applicable to outstanding shares ...........................   $2,303,673,500
                                                                          ==============
Shares of beneficial interest outstanding .............................       53,874,389
                                                                          ==============
Net asset value and offering price per share outstanding ..............   $        42.76
                                                                          ==============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a) .............................................     $  5,658,172
  Interest ..................................................        2,211,892
                                                                  ------------
    Total income ............................................        7,870,064
                                                                  ------------
Expenses:
  Management ................................................        8,385,242
  Distribution--Class B .....................................        7,781,010
  Service--Class A ..........................................          317,973
  Service--Class B ..........................................        2,593,569
  Transfer agent ............................................        2,314,554
  Shareholder communication .................................          164,755
  Recordkeeping .............................................          130,607
  Registration ..............................................          110,265
  Custodian .................................................          106,774
  Professional ..............................................           72,650
  Trustees ..................................................           30,099
  Miscellaneous .............................................           44,818
                                                                  ------------
    Total expenses before waiver ............................       22,052,316
Fee waived by Manager .......................................       (2,120,818)
                                                                  ------------
    Net expenses ............................................       19,931,498
                                                                  ------------
Net investment loss .........................................      (12,061,434)
                                                                  ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ............................       60,863,968
Net change in unrealized appreciation on investments ........      349,353,794
                                                                  ------------
Net realized and unrealized gain on investments .............      410,217,762
                                                                  ------------
Net increase in net assets resulting from operations ........     $398,156,328
                                                                  ============


----------
(a)  Dividends recorded net of foreign withholding taxes of $8,408.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                         Six months
                                                                                            ended           Year ended
                                                                                           June 30,        December 31,
                                                                                            1998*              1997
                                                                                       ---------------    ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss ..............................................................   $  (12,061,434)   $  (16,994,618)
  Net realized gain on investments .................................................       60,863,968        96,408,190
  Net change in unrealized appreciation on investments .............................      349,353,794       290,211,529
                                                                                       --------------    --------------
  Net increase in net assets resulting from operations .............................      398,156,328       369,625,101
                                                                                       --------------    --------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A ........................................................................               --        (7,157,066)
    Class B ........................................................................               --       (63,640,592)
                                                                                       --------------    --------------
      Total distributions to shareholders ..........................................               --       (70,797,658)
                                                                                       --------------    --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ........................................................................      204,646,811       226,767,009
    Class B ........................................................................      291,101,910       525,712,343
  Net asset value of shares issued to shareholders in reinvestment of distributions:
    Class A ........................................................................               --         6,842,740
    Class B ........................................................................               --        62,561,489
                                                                                       --------------    --------------
                                                                                          495,748,721       821,883,581
  Cost of shares redeemed:
    Class A ........................................................................     (172,662,572)     (173,693,435)
    Class B ........................................................................     (210,996,387)     (330,598,281)
                                                                                       --------------    --------------
      Increase in net assets derived from capital share transactions ...............      112,089,762       317,591,865
                                                                                       --------------    --------------
      Net increase in net assets ...................................................      510,246,090       616,419,308
NET ASSETS:
Beginning of period ................................................................    2,085,955,593     1,469,536,285
                                                                                       --------------    --------------
End of period ......................................................................   $2,596,201,683    $2,085,955,593
                                                                                       ==============    ==============
Accumulated net investment loss at end of period ...................................   $  (12,061,434)   $           --
                                                                                       ==============    ==============


----------
*   Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                              Class A            Class B           Class A           Class B           Class A            Class B
                           -------------      -------------     -------------     -------------    -------------      -------------
                                   Six months ended                       Year ended                        Year ended
                                    June 30, 1998*                     December 31, 1997                  December 31, 1996
                           --------------------------------     -------------------------------    --------------------------------
Net asset value at
  beginning of period ..          $36.60             $36.02            $30.56            $30.25           $25.90             $25.77
                                  ------             ------            ------            ------           ------             ------
Net investment
  income (loss) (a) ....           (0.07)             (0.22)            (0.16)            (0.34)           (0.08)             (0.22)
Net realized and
  unrealized gain (loss)
  on investments .......            7.09               6.96              7.48              7.39             5.05               5.01
                                  ------             ------            ------            ------           ------             ------
Total from investment
  operations ...........            7.02               6.74              7.32              7.05             4.97               4.79
                                  ------             ------            ------            ------           ------             ------
Less distributions:
  From net realized gain
    on investments .....              --                 --             (1.28)            (1.28)           (0.31)             (0.31)
                                  ------             ------            ------            ------           ------             ------
Net asset value at
  end of period ........          $43.62             $42.76            $36.60            $36.02           $30.56             $30.25
                                  ======             ======            ======            ======           ======             ======

Total investment
  return (b) ...........           19.18%             18.71%            24.10%            23.45%           19.16%             18.56%
Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income (loss) ....           (0.36)%+           (1.11)%+          (0.48%)           (1.00%)           (0.3%)            (0.8%)
    Expenses ...........            1.22%+             1.97%+            1.09%             1.61%             1.1%              1.6%
    Net Expenses
      (after waiver)  ..            1.04%+             1.79%+            1.09%             1.61%             1.1%              1.6%
Portfolio turnover rate               12%                12%               35%               35%              16%               16%
Net assets at end of
  period (in 000's) ....        $292,528         $2,303,674          $216,292        $1,869,664         $126,958        $1,342,578


                                                                                        Class B
                                                                   --------------------------------------------------
                                 Class A           Class B         September 1
                              -------------     -------------         through               Year ended August 31
                                         Year ended                 December 31       -------------------------------
                                     December 31, 1995                 1994**             1994              1993
                              -------------------------------      -------------      -------------     -------------
Net asset value at
  beginning of period ..             $19.11            $19.11             $19.93             $19.47            $14.14
                                     ------            ------             ------             ------            ------
Net investment
  income (loss) (a) ....               0.03             (0.08)             (0.03)             (0.12)            (0.12)
Net realized and
  unrealized gain (loss)
  on investments .......               6.81              6.79              (0.65)              1.13              5.64
                                     ------            ------             ------             ------            ------
Total from investment
  operations ...........               6.84              6.71              (0.68)              1.01              5.52
                                     ------            ------             ------             ------            ------
Less distributions:
  From net realized gain
    on investments .....              (0.05)            (0.05)             (0.14)             (0.55)            (0.19)
                                     ------            ------             ------             ------            ------
Net asset value at
  end of period ........             $25.90            $25.77             $19.11             $19.93            $19.47
                                     ======            ======             ======             ======            ======

Total investment
  return (b) ...........              35.79%            35.11%             (3.40%)             5.36%            39.25%
Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income (loss) ....                0.2%             (0.4%)             (0.5%)+            (0.6%)            (0.7%)
    Expenses ...........                1.1%              1.7%               1.8%+              1.8%              1.8%
    Net Expenses
      (after waiver)  ..                1.1%              1.7%               1.8%+              1.8%              1.8%
Portfolio turnover rate                  29%               29%                11%                31%               73%
Net assets at end of
  period (in 000's) ....            $44,434          $856,221           $499,133           $472,497          $279,300


----------
*    Unaudited.
**   The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at

MainStay Capital Appreciation Fund


amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.72%. The Manager has voluntarily established fee breakpoints, which may be discontinued at any time, of 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million. For the six months ended June 30, 1998 the Manager earned $8,385,242 and waived $2,120,818 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.36% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established fee breakpoints, the Sub-Adviser has voluntarily agreed to do so proportionately.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $131,107 for the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $1,020,048 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $2,359,000.

MainStay Capital Appreciation Fund


Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $32,857 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $130,607 for the six months ended June 30, 1998.

Note 4--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $455,806 and $268,526, respectively.

Note 5--Capital Share Transactions (in 000's):

                                                                Six months ended         Year ended
                                                                 June 30, 1998*       December 31, 1997
                                                               ------------------    ------------------
                                                               Class A    Class B    Class A    Class B
                                                               -------    -------    -------    -------
Shares sold ................................................     5,041      7,304      6,499     15,460
Shares issued in reinvestment of dividends and
  distributions ............................................        --         --        194      1,803
                                                               -------    -------    -------    -------
                                                                 5,041      7,310      6,693     17,263
Shares redeemed ............................................    (4,244)    (5,335)    (4,938)    (9,753)
                                                               -------    -------    -------    -------
Net increase ...............................................       797      1,975      1,755      7,510
                                                               =======    =======    =======    =======


----------
*    Unaudited.

                      This page intentionally left blank

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------


----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.
(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.
(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S.(primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.
(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.
(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.
(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                              MainStay Capital Appreciation Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MainStay(R) Funds


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MainStay(R) Funds


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Capital Appreciation Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA05-08/98
[GRAPHIC]

Table of Contents

President's Letter                                                             2

MainStay Equity Index Fund Highlights                                          3

$10,000 Invested in the MainStay
Equity Index Fund versus S&P 500
and Inflation                                                                  4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Diversification by Industry--Top 5                                             8

Returns & Lipper Rankings                                                      9

Top 10 Equity Holdings                                                        10

Portfolio of Investments                                                      11

Unaudited Financial Statements                                                21

Notes to Financial Statements                                                 25

The MainStay Funds                                                            30

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 1998


----------
*    See page 4 for more information on the S&P 500.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

MainStay Equity Index Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o The S&P 500* returned 17.71% in the first half of 1998, well above the stock market's annual historical average total return of 10.7%+ for the period from 1926 through 1997.

o The U.S. economy continued to expand with moderate growth, increasing gross domestic product, low inflation, low unemployment, and soaring consumer confidence.

o The Federal Reserve Board refrained from raising interest rates and the 30-year Treasury bond traded at its lowest yield since the bond was first offered over 20 years ago.

o Investors appeared to be adopting more defensive positions as evidenced by widening credit spreads and a willingness to pay a premium for more liquid issues.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o For the one-year period ended 6/30/98, the MainStay Equity Index Fund returned 28.92% for Class A shares, excluding all sales charges.

o The Fund closely tracked the performance of the S&P 500 Index and exceeded the 11.75% return of the Lipper++ general equity average for the six months ended 6/30/98.

o The large-capitalization stocks of which the Fund is composed retained their leadership in the first half of the year, surpassing their mid- and small-capitalization counterparts by an extraordinary margin of 9.1% and 11.6%, respectively, (based on the performance of the S&P 400 MidCap ss. and S&P 600 SmallCap#).

o The Fund underperformed the average Lipper S&P 500 Index objective fund, which returned 17.37% for the six months ended 6/30/98.


----------
*    See footnote on page 4 for more information on the S&P 500.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

++ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

ss. S&P 400 MidCap Index is an unmanaged index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

# S&P 600 SmallCap Index is an unmanaged capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

$10,000 Invested in the MainStay
Equity Index Fund versus S&P 500
and Inflation


CLASS A SHARES SEC Returns: 1-Year 25.05%, 5-Year 21.21%, since inception 19.04%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                Mainstay Equity
Period end        S&P 500*        Index Fund        Inflation+
--------------------------------------------------------------
12/20/90          $ 10,000         $  9,700         $ 10,000
12/91             $ 13,040         $ 12,430         $ 10,298
12/92             $ 14,032         $ 13,200         $ 10,603
12/93             $ 15,441         $ 14,391         $ 10,893
12/94             $ 15,645         $ 14,463         $ 11,177
12/95             $ 21,518         $ 19,657         $ 11,467
12/96             $ 26,454         $ 23,988         $ 11,847
12/97             $ 35,280         $ 31,728         $ 12,047
6/98              $ 41,528         $ 37,158         $ 12,129

----------
     Past performance is no guarantee of future results. This graph assumes an initial investment of $10,000 made on 12/20/90 reflecting the effect of the current maximum sales charge of 3.0%, thereby reducing the amount of the investment to $9,700. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

A number of factors influenced stock market returns over the first half of 1998. Primary among these was the persistence of strong economic growth and low inflation in the United States. First quarter reports indicated that gross domestic product (GDP) was increasing at a rate in excess of 5% a year, well above what most economists consider sustainable. At the same time, consumer confidence soared, capital expenditures continued unabated, and unemployment fell to its lowest level in 20 years.

In the past, the Federal Reserve Board has reacted to such rapid growth by raising short-term interest rates--the rates at which corporations borrow money to fund the growth of their businesses. In so doing, the Federal Reserve Board hopes to head off inflation by slowing the economy before price pressure has an opportunity to mount. In the first half of 1998, however, there were few signs of inflationary pressure. Consumer and producer prices remained in check, wage growth was less than that of the economy, and the price of raw materials plummeted. Since there was little or no threat of inflation and there were concerns that a hike in rates might strengthen the dollar and compound Asia's economic problems, the Federal Reserve Board has refrained from raising rates.

The impact of the global economy on U.S. stock prices is less easily discernible. During the first six months of 1998, Continental Europe enjoyed double digit gains--over 40% in many cases, both in local currency and U.S. dollar terms. Asia on the other hand has languished amid currency devaluations, economic turmoil, and political upheaval. For those companies that export goods to the region, maintain facilities there, or compete with Asia's now less-expensive products, this is certainly a negative development and may become more so in the second half of 1998. But for manufacturers that import raw materials and for the consumers of these goods, it has been a windfall.

The S&P 500* is a broad index, and its performance was affected by a variety of other factors. In this overall market environment, however, the S&P 500 climbed 17.71% in the first six months of 1998, a rate well above historic norms for an entire year.+

Given this context, how did the MainStay Equity Index Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Equity Index Fund returned 17.11% for Class A shares, excluding all sales charges. The Fund slightly underperformed the average Lipper++ S&P 500 Index objective fund, which returned 17.37% for the first half of 1998, but outperformed the Lipper general equity average, which returned 11.75%.

What was the primary reason why the Fund underperformed the Index and its peers?

The Fund performed precisely as anticipated, closely mirroring the S&P 500 Index, but trailing by a slight margin due to expenses. The Index itself is a hypothetical investment and does not face the


Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Gross domestic product
----------------------

The market value of the goods and services produced by labor and property in a specific nation.

Devaluation
-----------

A lowering of the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation can also result from a rise in the value of other currencies relative to the currency of a particular country.

----------
*    See page 4 for more information on the S&P 500.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

++ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

Basis point
-----------

One hundredth of one percent in the yield or return of an investment, i.e., 100 basis points equals 1%.

Supply and demand
-----------------

In the stock market, an oversupply of a product or service can reduce the relative level of demand and lower stock prices. When demand increases relative to supply, stock prices may recover.

Price-to-earnings ratio
-----------------------

Price of a stock divided by its earnings per share.

Price to book value
-------------------

Price of a stock relative to its book value per share.

Dividend yield
--------------

Annual percentage of return earned by an investor on a common or preferred stock.


YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

CLASS A SHARES

  (THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.)

Period end                      Total Return %
----------------------------------------------
12/91                                 28.01
12/92                                  6.19
12/93                                  9.01
12/94                                  0.50
12/95                                 35.91
12/96                                 22.04
12/97                                 32.26
6/98                                  17.11

See footnote * on page 9 for more information on performance.


day-to-day expenses associated with mutual fund investing. In addition, the Fund cannot fully replicate the Index at all times, since it must make ongoing accommodations for new investments and withdrawals. Since the Fund underperformed its average peer fund by less than 30 basis points, we believe the impact of these factors was minor.

During the reporting period, which industries contributed most positively to the Fund's performance?

Makers of communications equipment (computer networking) posted the highest industry-group return of 61.8%. With a growing domestic economy, high employment, rising personal income, and strong consumer confidence during the first half of 1998, companies producing goods and services also generated strong performance. Apparel retailers were up 55.8%, with retail in general rising 50.7%, automobiles were up 50.9%, personal loans rose 37.3%, and restaurants advanced 36.5%.

Which of the Fund's individual stocks showed the strongest performance?

Cap One Financial generated the single highest gain for the period, rising 129.2%. Other strong performers were Dell Computer, up 121.0%; Apple Computer, up 118.6%; Lucent Technologies, up 108.3%; and Unisys, which rose 103.6% during the first six months of 1998.

Which industries provided the worst performance during the reporting period?

Oversupply problems and shrinking global demand proved costly for oil and gas companies in the first half of 1998. Those specializing in drilling declined 35.6%, well equipment & services stocks dropped 11.7%, and exploration & production companies fell 9.7%. At the same time, declining commodity prices drove mining companies in the metals--miscellaneous sector of the S&P 500 down 9.9%. Other industries also had disappointing results. Tobacco lost 13.9%, specialty chemicals dropped 13.0%, and railroads were down 11.1%.

Which individual stocks recorded major losses in the first half of the year?

With a decline of 49.2%, National Semiconductor was the worst performing stock in the Index during the reporting period. Semiconductor manufacturers suffered from declining demand and writeoffs on Asian operations. IKON Office Solutions fell 48.2% when it preannounced a quarterly earnings shortfall and Cendant Corp. dropped 39.3% when accounting practices at its CUC International subsidiary came into question. Rounding out the five worst-performing issues were Rowan Cos., down 36.3%, and Helmerich and Payne, which lost 34.4% in the first half of 1998.

What is your outlook for the second half of 1998 and beyond?

Securities markets are inherently unpredictable, particularly in the short term. But taking a longer-term perspective, the bull market we have enjoyed the last fifteen years is without precedent. By most traditional yardsticks, (price-to-earnings ratios, price to book values, dividend yield, and capitalization to GDP), current stock valuations are extremely high in historical terms. We believe it is therefore unlikely that stock returns in the coming decade will bear much resemblance to those investors have enjoyed in recent years.

The past six months have even provided some indications that the good times could be coming to an end sooner than we might wish. The credit spread between Treasury bonds and comparable-duration investment-grade debt widened noticeably, suggesting a flight to quality. As a result, large companies which are highly liquid and easy to sell in the event of a downturn have had stronger performance than smaller, less liquid stocks.

The Fund will seek to track the total return performance of the S&P 500, with dividends reinvested, whether the market moves up or down.

James A. Mehling, CFA
Portfolio Manager
Monitor Capital Advisors, Inc.


Credit spread
-------------

The yield differential between debt securities of issuers with varying credit ratings. The term credit spread may refer to the extra yield investors demand for holding investment grade corporate bonds rather than the debt of the United States Treasury (considered to be free of default risk).

Flight to quality
-----------------

When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid may likely be more vulnerable to negative market events.


Past performance is no guarantee of future results.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                                  Percentage
----------------------------------------------------
Oil--Integrated International                5.3%
Drugs                                        5.1%
Computer Software & Services                 4.5%
Health Care--Diversified                     4.5%
Major Regional Banks                         4.3%
All Other                                   76.3%

Actual percentages will vary over time.

Returns & Lipper Rankings as of 6/30/98

================================================================================
Fund average annual total returns*
================================================================================
                         1 year         5 years                   Life of Fund
                                                                 through 6/30/98
Class A                  28.92%         21.95%                    19.52%

================================================================================
Fund SEC returns*
================================================================================
                         1 year         5 years                   Life of Fund
                                                                 through 6/30/98
Class A                  25.05%         21.21%                    19.04%

================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
================================================================================
                         1 year         5 years                   Life of Fund
                                                                 through 6/30/98
   Equity Index          67 out of      33 out of                 13 out of
   Fund                  77 funds       34 funds                  13 funds
   Average Lipper
   S&P 500 Index
   objective fund        29.39%         22.55%                    20.34%

================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
================================================================================
                     NAV 6/30/98        Income                   Capital Gains
Class A                  $36.20         $0.0000                  $0.0000

--------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The MainStay Equity Index Fund's expense cap was terminated on April 1, 1998. The MainStay Equity Index Fund, first offered to the public on 12/20/90, is offered as Class A shares only. As of 1/3/95, shares were subject to an initial sales charge of up to 3% and an annual 12b-1 fee of .25%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Life of Fund return is for the period 12/20/90 through 6/30/98. For the 12-month period ended 6/30/98, the Lipper general equity average included 5,352 funds and the MainStay Equity Index Fund was ranked 923 out of 5,352; 202 out of 1,815; and 292 out of 1,034 funds for the 1-year, 5-year, and since-inception periods, respectively.

Top 10 Equity Holdings as of 6/30/98
================================================================================
Holding                                                                   Amount
================================================================================
 General Electric Co.                                                $21,018,088
 Microsoft Corp.                                                      18,935,388
 Coca-Cola Co. (The)                                                  14,967,887
 Exxon Corp.                                                          12,373,503
 Merck & Co., Inc.                                                    11,340,662
 Pfizer Inc.                                                          10,059,246
 Wal-Mart Stores, Inc.                                                 9,673,466
 Intel Corp.                                                           8,914,717
 Procter & Gamble Co. (The)                                            8,649,572
 Royal Dutch Petroleum Co.                                             8,334,844

---------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed above. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments June 30, 1998 unaudited


                                                        Shares          Value
                                                     ===========================

COMMON STOCKS (98.8%)+

AEROSPACE/DEFENSE (1.4%)
Boeing Co. (The) ...........................           71,636        $ 3,192,279
General Dynamics Corp. .....................            8,911            414,362
Lockheed Martin Corp. ......................           13,880          1,469,545
Northrop Grumman Corp. .....................            4,704            485,100
Raytheon Co. Class B .......................           23,977          1,417,640
Rockwell International Corp. ...............           13,913            668,694
United Technologies Corp. ..................           16,245          1,502,662
                                                                     -----------
                                                                       9,150,282
                                                                     -----------

AIRLINES (0.4%)
AMR Corp. (a) ..............................           12,986          1,081,085
Delta Air Lines, Inc. ......................            5,301            685,154
Southwest Airlines Co. .....................           15,808            468,312
US Airways Group, Inc. (a) .................            7,244            574,087
                                                                     -----------
                                                                       2,808,638
                                                                     -----------

ALUMINUM (0.2%)
Alcan Aluminum Ltd. ........................           16,046            443,271
Aluminum Co. of America ....................           11,925            786,305
Reynolds Metals Co. ........................            5,145            287,798
                                                                     -----------
                                                                       1,517,374
                                                                     -----------

AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co. ...................            5,535            114,159
Echlin Inc. ................................            4,432            217,445
Genuine Parts Co. ..........................           12,770            441,363
Goodyear Tire & Rubber Co. (The) ...........           11,158            718,994
                                                                     -----------
                                                                       1,491,961
                                                                     -----------

AUTOMOBILES (1.7%)
Chrysler Corp. .............................           45,763          2,579,889
Ford Motor Co. .............................           85,959          5,071,581
General Motors Corp. .......................           47,401          3,166,979
                                                                     -----------
                                                                      10,818,449
                                                                     -----------

BEVERAGES--ALCOHOLIC (0.5%)
Anheuser-Busch Cos., Inc. ..................           34,474          1,626,742
Brown-Forman Corp. Class B .................            4,814            309,299
Coors (Adolph) Co. Class B .................            2,612             88,808
Seagram Co. Ltd. (The) .....................           24,530          1,004,197
                                                                     -----------
                                                                       3,029,046
                                                                     -----------

BEVERAGES--SOFT DRINKS (3.0%)
Coca-Cola Co. (The) (d) ....................          175,063         14,967,887
PepsiCo, Inc. ..............................          105,745          4,355,372
                                                                     -----------
                                                                      19,323,259
                                                                     -----------

BROADCAST/MEDIA (1.1%)
CBS Corp. (a) ..............................           50,916          1,616,583
Clear Channel
  Communications, Inc. (a) .................            8,779            958,008
Comcast Corp. Special Class A ..............           26,219          1,064,329
MediaOne Group Inc. (a) ....................           43,214          1,898,715
Tele-Communications, Inc. Series A
  TCI Group (a) ............................           36,003          1,383,866
                                                                     -----------
                                                                       6,921,501
                                                                     -----------

BUILDING MATERIALS (0.2%)
Masco Corp. ................................           12,028            727,694
Owens Corning ..............................            3,648            148,884
Sherwin-Williams Co. (The) .................           12,309            407,736
                                                                     -----------
                                                                       1,284,314
                                                                     -----------

CHEMICALS (2.0%)
Air Products & Chemicals, Inc. .............           16,662            666,480
Dow Chemical Co. (The) .....................           15,940          1,541,199
Du Pont (E.I.) De Nemours & Co. ............           80,048          5,973,582
Eastman Chemical Co. .......................            5,592            348,102
Goodrich (B.F.) Co. (The) ..................            5,082            252,194
Hercules Inc. ..............................            6,867            282,405
Monsanto Co. ...............................           42,441          2,371,391
Praxair, Inc. ..............................           11,168            522,802
Rohm & Haas Co. ............................            4,273            444,125
Union Carbide Corp. ........................            9,615            513,201
                                                                     -----------
                                                                      12,915,481
                                                                     -----------

CHEMICALS--DIVERSIFIED (0.3%)
Avery Dennison Corp. .......................            8,340            448,275
Engelhard Corp. ............................           10,159            205,720
FMC Corp. (a) ..............................            2,477            168,900
PPG Industries, Inc. .......................           12,689            882,679
                                                                     -----------
                                                                       1,705,574
                                                                     -----------

CHEMICALS--SPECIALTY (0.1%)
Grace (W.R.) & Co. (a) .....................            5,384             91,865
Great Lakes Chemical Corp. .................            4,240            167,225
Morton International, Inc. .................            9,178            229,450
Nalco Chemical Co. .........................            4,788            168,178
Sigma-Aldrich Corp. ........................            7,133            250,547
                                                                     -----------
                                                                         907,265
                                                                     -----------

---------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                        Shares          Value
                                                     ===========================
COMMON STOCKS (Continued)

COMMUNICATION--EQUIPMENT MANUFACTURERS (3.2%)
Andrew Corp. (a) ...........................            6,403        $   115,654
Ascend Communications, Inc. (a) ............           13,676            677,817
Bay Networks, Inc. (a) .....................           15,750            507,937
Cabletron Systems, Inc. (a)  ...............           11,229            150,890
Cisco Systems, Inc. (a) ....................           72,491          6,673,702
DSC Communications Corp. (a) ...............            8,356            250,680
General Instrument Corp. (a) ...............           10,675            290,227
Lucent Technologies Inc. ...................           92,991          7,735,689
Northern Telecom Ltd. ......................           36,852          2,091,351
Scientific-Atlanta, Inc. ...................            5,453            138,370
Tellabs, Inc. (a) ..........................           12,852            920,524
3Com Corp. (a) .............................           25,252            774,921
                                                                     -----------
                                                                      20,327,762
                                                                     -----------

COMPUTER SOFTWARE & SERVICES (4.5%)
Adobe Systems Inc. .........................            4,731            200,772
Autodesk, Inc. .............................            3,294            127,231
Automatic Data Processing, Inc. ............           21,374          1,557,630
Ceridian Corp. (a) .........................            5,166            303,502
Computer Associates
  International, Inc. ......................           38,758          2,153,491
Computer Sciences Corp. (a)  ...............           10,986            703,104
Equifax Inc. ...............................           10,516            381,862
First Data Corp. ...........................           31,680          1,055,340
HBO & Co. ..................................           30,499          1,075,090
Microsoft Corp. (a)(d) .....................          174,721         18,935,388
Novell, Inc. (a) ...........................           24,891            317,360
Oracle Corp. (a) ...........................           69,057          1,696,213
Parametric Technology Corp. (a) ............           19,220            521,343
Shared Medical Systems Corp. ...............            1,894            139,091
                                                                     -----------
                                                                      29,167,417
                                                                     -----------

COMPUTER SYSTEMS (3.8%)
Apple Computer, Inc. (a) ...................            9,364            268,630
Compaq Computer Corp. ......................          117,142          3,323,904
Data General Corp. (a) .....................            3,407             50,892
Dell Computer Corp. (a) ....................           45,672          4,238,932
EMC Corp. (a) ..............................           35,315          1,582,553
Gateway 2000, Inc. (a) .....................           11,072            560,520
Hewlett-Packard Co. ........................           73,467          4,398,837
International Business
  Machines Corp. ...........................           66,864          7,676,823
Seagate Technology, Inc. (a) ...............           17,287            411,647
Silicon Graphics, Inc. (a) .................           13,427            162,802
Sun Microsystems, Inc. (a) .................           26,870          1,167,166
Unisys Corp. (a) ...........................           17,863            504,630
                                                                     -----------
                                                                      24,347,336
                                                                     -----------

CONGLOMERATES (0.2%)
Tenneco Inc. ...............................           12,160            462,840
Textron Inc. ...............................           11,687            837,812
                                                                     -----------
                                                                       1,300,652
                                                                     -----------

CONTAINERS--METAL & GLASS (0.2%)
Ball Corp. .................................            2,168             87,126
Crown Cork & Seal Co., Inc. ................            8,878            421,705
Owens-Illinois, Inc. (a) ...................           10,901            487,820
                                                                     -----------
                                                                         996,651
                                                                     -----------

CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ............................            3,775            154,303
Stone Container Corp. (a) ..................            6,976            109,000
Temple-Inland Inc. .........................            3,929            211,675
                                                                      ----------
                                                                         474,978
                                                                      ----------

COSMETICS (0.9%)
Alberto-Culver Co. Class B .................            3,937            114,173
Avon Products, Inc. ........................            9,335            723,463
Gillette Co. (The) .........................           79,618          4,513,345
International Flavors &
  Fragrances Inc. ..........................            7,632            331,515
                                                                      ----------
                                                                       5,682,496
                                                                      ----------

DRUGS (5.1%)
Lilly (Eli) & Co. ..........................           78,536          5,188,284
Merck & Co., Inc. ..........................           84,790         11,340,662
Pfizer Inc. ................................           92,552         10,059,246
Pharmacia & Upjohn, Inc. ...................           35,989          1,659,993
Schering-Plough Corp. ......................           52,046          4,768,715
                                                                      ----------
                                                                      33,016,900
                                                                      ----------

ELECTRIC POWER COMPANIES (2.4%)
Ameren Corp. ...............................            9,604            381,759
American Electric Power Co., Inc. ..........           13,492            612,199
Baltimore Gas & Electric Co. ...............           10,430            323,982
Carolina Power & Light Co. .................           10,724            465,153
Central & South West Corp. .................           15,033            404,012
Cinergy Corp. ..............................           11,154            390,390
Consolidated Edison, Inc. ..................           16,648            766,849
Dominion Resources, Inc. ...................           13,892            566,099
DTE Energy Co. .............................           10,276            414,894
Duke Energy Corp. ..........................           25,475          1,509,394
Edison International .......................           25,641            758,012
Entergy Corp. ..............................           17,439            501,371
FirstEnergy Corp. ..........................           16,303            501,317
FPL Group, Inc. ............................           12,884            811,692


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        Shares          Value
                                                     ===========================
COMMON STOCKS (Continued)

ELECTRIC POWER COMPANIES (Continued)
GPU, Inc. ..................................            9,031        $   341,485
Houston Industries Inc. ....................           20,920            645,905
Niagara Mohawk Power Corp. (a) .............           11,823            176,606
Northern States Power Co. ..................           10,716            306,746
PacifiCorp .................................           21,029            475,781
PECO Energy Co. ............................           15,747            459,616
PG&E Corp. .................................           27,055            853,923
PP&L Resources, Inc. .......................           11,909            270,185
Public Service Enterprise
  Group Inc. ...............................           16,437            566,049
Southern Co. (The) .........................           49,469          1,369,673
Texas Utilities Co. ........................           19,824            825,174
Unicom Corp. ...............................           15,235            534,177
                                                                     -----------
                                                                      15,232,443
                                                                     -----------

ELECTRICAL EQUIPMENT (3.9%)
AMP Inc. ...................................           15,476            531,987
Emerson Electric Co. .......................           31,436          1,895,984
General Electric Co. (d) ...................          230,968         21,018,088
General Signal Corp. .......................            3,069            110,484
Grainger (W.W.), Inc. ......................            6,965            346,944
Honeywell Inc. .............................            9,029            754,486
Raychem Corp. ..............................            5,911            174,744
Thomas & Betts Corp. .......................            3,881            191,139
                                                                     -----------
                                                                      25,023,856
                                                                     -----------

ELECTRONIC--DEFENSE (0.0%) (b)
EG&G, Inc. .................................            3,298             98,940
                                                                     -----------

ELECTRONIC--INSTRUMENTATION (0.1%)
Perkin-Elmer Corp. (The) ...................            3,408            211,935
Tektronix, Inc. ............................            3,610            127,704
                                                                     -----------
                                                                         339,639
                                                                     -----------

ELECTRONIC--SEMICONDUCTORS (2.3%)
Advanced Micro
  Devices, Inc. (a) ........................           10,201            174,055
Applied Materials, Inc. (a)  ...............           26,017            767,501
Intel Corp. ................................          120,266          8,914,717
KLA-Tencor Corp. (a) .......................            6,153            170,361
LSI Logic Corp. (a) ........................            9,969            229,910
Micron Technology, Inc. (a)  ...............           15,111            374,942
Motorola, Inc. .............................           42,423          2,229,859
National Semiconductor
  Corp. (a) ................................           11,498            151,630
Texas Instruments Inc. .....................           27,642          1,611,874
                                                                     -----------
                                                                      14,624,849
                                                                     -----------

ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp. ................................            5,867            299,217
Foster Wheeler Corp. .......................            2,856             61,225
                                                                     -----------
                                                                         360,442
                                                                     -----------

ENTERTAINMENT (1.6%)
King World Productions, Inc. (a) ...........            5,200            132,600
Time Warner Inc. ...........................           41,897          3,579,575
Viacom Inc. Class B (a) ....................           25,287          1,472,968
Walt Disney Co. (The) ......................           48,323          5,076,935
                                                                     -----------
                                                                      10,262,078
                                                                     -----------

FINANCIAL--MISCELLANEOUS (3.6%)
American Express Co. .......................           32,701          3,727,914
American General Corp. .....................           17,900          1,274,256
Associates First
  Capital Corp. Class A ....................           24,526          1,885,436
Capital One Financial Corp. ................            4,600            571,263
Fannie Mae .................................           73,544          4,467,798
Franklin Resources Inc. ....................           17,867            964,818
Freddie Mac ................................           48,118          2,264,553
Green Tree Financial Corp. .................            9,463            405,135
MBIA Inc. ..................................            6,973            522,104
MBNA Corp. .................................           35,565          1,173,645
Morgan Stanley, Dean Witter,
  Discover & Co. ...........................           42,542          3,887,275
SLM Holding Corp. ..........................           11,800            578,200
SunAmerica Inc. ............................           13,865            796,371
Transamerica Corp. .........................            4,521            520,480
                                                                     -----------
                                                                      23,039,248
                                                                     -----------

FOOD DISTRIBUTORS (0.2%)
Cardinal Health, Inc. ......................            7,698            721,687
SUPERVALU Inc. .............................            4,240            188,150
SYSCO Corp. ................................           23,995            614,872
                                                                     -----------
                                                                       1,524,709
                                                                     -----------

FOODS (2.4%)
Bestfoods ..................................           20,486          1,189,468
Campbell Soup Co. ..........................           32,266          1,714,131
ConAgra, Inc. ..............................           34,036          1,078,516
General Mills, Inc. ........................           11,186            764,843
Heinz (H.J.) Co. ...........................           25,935          1,455,602
Hershey Foods Corp. ........................           10,125            698,625
Kellogg Co. ................................           29,063          1,091,679
Quaker Oats Co. (The) ......................            9,732            534,652
Ralston-Ralston Purina Group ...............            7,479            873,640
Sara Lee Corp. .............................           33,150          1,854,328
Unilever, N.V ..............................           45,249          3,571,843
Wrigley (Wm.) Jr. Co. ......................            8,164            800,072
                                                                     -----------
                                                                      15,627,399
                                                                     -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                        Shares          Value
                                                     ===========================
COMMON STOCKS (Continued)

GOLD (0.2%)
Barrick Gold Corp. .........................           26,441        $   507,337
Battle Mountain Gold Co. ...................           16,304             96,805
Homestake Mining Co. .......................           14,950            155,106
Newmont Mining Corp. .......................           11,065            261,411
Placer Dome Inc. ...........................           17,758            208,656
                                                                     -----------
                                                                       1,229,315
                                                                     -----------

HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The) .................            6,626            404,186
Snap-on Inc. ...............................            4,144            150,220
Stanley Works (The) ........................            6,266            260,431
                                                                     -----------
                                                                         814,837
                                                                     -----------

HEALTH CARE--DIVERSIFIED (4.5%)
Abbott Laboratories ........................          109,422          4,472,624
Allergan, Inc. .............................            4,576            212,212
American Home Products Corp. ...............           93,065          4,816,114
Bristol-Myers Squibb Co. ...................           70,535          8,107,117
Johnson & Johnson ..........................           95,338          7,031,177
Mallinckrodt Inc. ..........................            5,208            154,613
Warner-Lambert Co. .........................           58,081          4,029,369
                                                                     -----------
                                                                      28,823,226
                                                                     -----------

HEALTH CARE--HMOs (0.2%)
Humana Inc. (a) ............................           11,805            368,168
United Healthcare Corp. ....................           13,644            866,394
                                                                     -----------
                                                                       1,234,562
                                                                     -----------

HEALTH CARE--MISCELLANEOUS (0.4%)
ALZA Corp. (a) .............................            6,022            260,452
Amgen Inc. (a) .............................           18,054          1,180,280
HEALTHSOUTH Corp. (a) ......................           28,380            757,391
Manor Care, Inc. ...........................            4,459            171,393
                                                                     -----------
                                                                       2,369,516
                                                                     -----------

HEAVY DUTY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc. ...................            2,810            144,013
Dana Corp. .................................            7,529            402,801
Eaton Corp. ................................            5,078            394,815
ITT Industries, Inc. .......................            8,352            312,156
Navistar International Corp. (a) ...........            4,895            141,343
PACCAR Inc. ................................            5,528            288,838
                                                                     -----------
                                                                       1,683,966
                                                                     -----------

HOMEBUILDING (0.1%)
Centex Corp. ...............................            4,234            159,833
Kaufman & Broad Home Corp. .................            2,777             88,170
Pulte Corp. ................................            3,034             90,641
                                                                     -----------
                                                                         338,644
                                                                     -----------

HOSPITAL MANAGEMENT (0.3%)
Columbia/HCA Healthcare Corp. ..............           45,638          1,329,207
Tenet Healthcare Corp. (a) .................           21,818            681,812
                                                                     -----------
                                                                       2,011,019
                                                                     -----------

HOTEL/MOTEL (0.2%)
Harrah's Entertainment, Inc. (a) ...........            7,113            165,377
Hilton Hotels Corp. ........................           17,491            498,494
Marriott International, Inc.
  Class A ..................................           18,089            585,631
                                                                     -----------
                                                                       1,249,502
                                                                     -----------

HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World
  Industries, Inc. .........................            2,729            183,866
Maytag Corp. ...............................            6,761            333,824
Whirlpool Corp. ............................            5,209            358,119
                                                                     -----------
                                                                         875,809
                                                                     -----------

HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The) ...........................            7,273            693,662
Colgate-Palmolive Co. ......................           20,979          1,846,152
Fort James Corp. ...........................           15,643            696,113
Kimberly-Clark Corp. .......................           39,497          1,811,925
Procter & Gamble Co. (The) .................           94,985          8,649,572
                                                                     -----------
                                                                      13,697,424
                                                                     -----------

HOUSEWARES (0.2%)
Fortune Brands, Inc. .......................           12,219            469,668
Newell Co. .................................           11,158            555,808
Rubbermaid Inc. ............................           10,666            353,978
Tupperware Corp. ...........................            4,412            124,087
                                                                     -----------
                                                                       1,503,541
                                                                     -----------

INSURANCE BROKERS (0.3%)
Aon Corp. ..................................           11,931            838,153
Marsh & McLennan Cos., Inc. ................           18,113          1,094,704
                                                                     -----------
                                                                       1,932,857
                                                                     -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        Shares          Value
                                                     ===========================
COMMON STOCKS (Continued)

INVESTMENT BANK/BROKERAGE (0.6%)
Bear Stearns Cos., Inc. (The) ..............            7,900        $   449,313
Lehman Brothers Holdings Inc. ..............            8,424            653,386
Merrill Lynch & Co., Inc. ..................           24,496          2,259,756
Schwab (Charles) Corp. (The) ...............           18,971            616,557
                                                                     -----------
                                                                       3,979,012
                                                                     -----------

LEISURE TIME (0.0%) (b)
Brunswick Corp. ............................            7,001            173,275
Mirage Resorts, Inc. (a) ...................           12,726            271,223
                                                                     -----------
                                                                         444,498
                                                                     -----------

LIFE INSURANCE (0.5%)
Aetna Inc. .................................           10,316            785,305
Conseco, Inc. ..............................           13,345            623,879
Jefferson-Pilot Corp. ......................            7,556            437,776
Lincoln National Corp. .....................            7,199            657,809
Torchmark Corp. ............................            9,804            448,533
UNUM Corp. .................................            9,842            546,231
                                                                     -----------
                                                                       3,499,533
                                                                     -----------

MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc. ...................            2,802             68,124
                                                                     -----------

MACHINERY--DIVERSIFIED (0.7%)
Briggs & Stratton Corp. ....................            1,630             61,023
Case Corp. .................................            5,345            257,896
Caterpillar Inc. ...........................           25,977          1,373,534
Cooper Industries, Inc. ....................            8,637            474,495
Deere & Co. ................................           17,558            928,379
Harnischfeger Industries, Inc. .............            3,390             95,980
Ingersoll-Rand Co. .........................           11,722            516,501
NACCO Industries, Inc. Class A .............              599             77,421
Thermo Electron Corp. (a) ..................           11,264            385,088
Timken Co. (The) ...........................            4,442            136,869
                                                                     -----------
                                                                       4,307,186
                                                                     -----------

MAJOR REGIONAL BANKS (4.3%)
Banc One Corp. .............................           49,739          2,776,058
Bank of New York Co., Inc. (The) ...........           26,780          1,625,211
BankBoston Corp. ...........................           20,858          1,160,226
BB&T Corp. .................................           10,014            677,197
Comerica Inc. ..............................           11,232            744,120
Fifth Third Bancorp ........................           18,611          1,172,493
Fleet Financial Group, Inc. ................           20,135          1,681,273
Huntington Bancshares Inc. .................           13,594            455,399
KeyCorp ....................................           31,212          1,111,928
Mellon Bank Corp. ..........................           18,418          1,282,353
Mercantile Bancorp Inc. ....................            9,399            473,475
National City Corp. ........................           23,194          1,646,774
Northern Trust Corp. .......................            7,929            604,586
Norwest Corp. ..............................           53,627          2,004,309
PNC Bank Corp. .............................           21,326          1,147,605
Republic New York Corp. ....................            7,671            482,794
State Street Corp. .........................           11,387            791,396
Summit Bancorp .............................           12,582            597,645
SunTrust Banks, Inc. .......................           14,924          1,213,508
Synovus Financial Corp. ....................           18,624            442,320
U.S. Bancorp ...............................           52,695          2,265,885
Wachovia Corp. .............................           14,622          1,235,559
Wells Fargo & Co. ..........................            6,034          2,226,546
                                                                     -----------
                                                                      27,818,660
                                                                     -----------

MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises, Inc. ................            2,540            101,600
                                                                     -----------

MANUFACTURING--DIVERSIFIED (1.2%)
Aeroquip-Vickers, Inc. .....................            1,974            115,232
AlliedSignal Inc. ..........................           40,068          1,778,018
Crane Co. ..................................            3,275            159,042
Dover Corp. ................................           15,753            539,540
Illinois Tool Works Inc. ...................           17,654          1,177,301
Johnson Controls, Inc. .....................            5,831            332,731
Millipore Corp. ............................            3,074             83,767
Pall Corp. .................................            8,913            182,717
Parker-Hannifin Corp. ......................            7,915            301,759
Sealed Air Corp. (a) .......................            5,829            214,216
Tyco International Ltd. ....................           41,381          2,607,003
                                                                     -----------
                                                                       7,491,326
                                                                     -----------

MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. ..........................            4,070            154,914
Bausch & Lomb Inc. .........................            3,926            196,791
Baxter International Inc. ..................           19,793          1,065,111
Becton, Dickinson & Co. ....................            8,660            672,232
Biomet, Inc. ...............................            7,826            258,747
Boston Scientific Corp. (a)  ...............           13,701            981,334
Guidant Corp. ..............................           10,675            761,261
Medtronic, Inc. ............................           33,293          2,122,429
St. Jude Medical, Inc. (a) .................            5,933            218,409
United States Surgical Corp. ...............            5,245            239,303
                                                                     -----------
                                                                       6,670,531
                                                                     -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                                        Shares          Value
                                                     ===========================
COMMON STOCKS (Continued)

METALS--MISCELLANEOUS (0.1%)
ASARCO Inc. ................................            2,919        $    64,948
Cyprus Amax Minerals Co. ...................            6,652             88,139
Freeport-McMoRan
  Copper & Gold Inc. Class B ...............           12,815            194,628
Inco Ltd. ..................................           11,817            161,007
Phelps Dodge Corp. .........................            4,280            244,762
                                                                     -----------
                                                                         753,484
                                                                     -----------

MISCELLANEOUS (1.3%)
AirTouch Communications, Inc. (a) ..........           40,594          2,372,212
American Greetings Corp. Class A ...........            5,298            269,867
Archer-Daniels-Midland Co. .................           40,395            782,653
Corning Inc. ...............................           16,418            570,525
Harcourt General, Inc. .....................            5,008            297,976
Harris Corp. ...............................            5,622            251,233
Jostens, Inc. ..............................            2,613             63,039
Minnesota Mining &
  Manufacturing Co. ........................           28,676          2,356,809
Nextel Communications, Inc.
  Class A (a) ..............................           19,433            483,396
Pioneer Hi-Bred
  International, Inc. ......................           17,238            713,222
TRW Inc. ...................................            8,712            475,893
                                                                     -----------
                                                                       8,636,825
                                                                     -----------

MONEY CENTER BANKS (4.2%)
BankAmerica Corp. ..........................           48,450          4,187,897
Bankers Trust Corp. ........................            6,978            809,884
Chase Manhattan Bank (The) .................           60,552          4,571,676
Citicorp ...................................           32,046          4,782,865
First Chicago NBD Corp. ....................           20,374          1,805,646
First Union Corp. ..........................           68,731          4,003,581
Morgan (J.P.) & Co., Inc. ..................           12,631          1,479,406
NationsBank Corp. ..........................           67,957          5,198,710
                                                                     -----------
                                                                      26,839,665
                                                                     -----------

MULTI-LINE INSURANCE (2.2%)
American International
  Group, Inc. ..............................           49,586          7,239,556
CIGNA Corp. ................................           15,304          1,055,976
Hartford Financial Services
  Group, Inc. (The) ........................            8,328            952,515
Travelers Group Inc. .......................           81,564          4,944,817
                                                                     -----------
                                                                      14,192,864
                                                                     -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.8%)
Coastal Corp. (The) ........................            7,460            520,801
Columbia Energy Group ......................            5,830            324,322
Consolidated Natural Gas Co. ...............            6,713            395,228
Eastern Enterprises ........................            1,406             60,282
Enron Corp. ................................           23,282          1,258,683
NICOR Inc. .................................            3,415            137,027
ONEOK, Inc. ................................            2,221             88,562
Peoples Energy Corp. .......................            2,501             96,601
Sempra Energy (a) ..........................           17,620            488,949
Sonat Inc. .................................            7,777            300,387
Williams Cos., Inc. (The) ..................           30,036          1,013,715
                                                                     -----------
                                                                       4,684,557
                                                                     -----------

OFFICE EQUIPMENT & SUPPLIES (0.5%)
Moore Corp. Ltd. ...........................            6,232             82,574
Pitney Bowes Inc. ..........................           19,371            932,229
Xerox Corp. ................................           23,301          2,367,964
                                                                       ---------
                                                                       3,382,767
                                                                       ---------

OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc. ....................            3,441             76,562
Rowan Cos., Inc. (a) .......................            6,170            119,930
                                                                       ---------
                                                                         196,492
                                                                       ---------

OIL--EXPLORATION & PRODUCTION (0.2%)
Anadarko Petroleum Corp. ...................            4,244            285,144
Apache Corp. ...............................            6,983            219,965
Burlington Resources Inc. ..................           12,582            541,812
Oryx Energy Co. (a) ........................            7,490            165,716
Union Pacific Resources
  Group, Inc. ..............................           17,835            313,227
                                                                       ---------
                                                                       1,525,864
                                                                       ---------

OIL--INTEGRATED DOMESTIC (0.9%)
Amerada Hess Corp. .........................            6,493            352,651
Ashland Inc. ...............................            5,310            274,129
Atlantic Richfield Co. .....................           22,674          1,771,406
Kerr-McGee Corp. ...........................            3,368            194,923
Occidental Petroleum Corp. .................           26,066            703,782
Pennzoil Co. ...............................            3,353            169,746
Phillips Petroleum Co. .....................           18,492            891,083
Sun Co., Inc. ..............................            6,650            258,103
Unocal Corp. ...............................           17,133            612,505
USX-Marathon Group .........................           20,531            704,470
                                                                       ---------
                                                                       5,932,798
                                                                       ---------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        Shares          Value
                                                     ===========================
COMMON STOCKS (Continued)

OIL--INTEGRATED INTERNATIONAL (5.3%)
Amoco Corp. ................................           68,066        $ 2,833,247
Chevron Corp. ..............................           46,351          3,850,030
Exxon Corp. ................................          173,511         12,373,503
Mobil Corp. ................................           55,559          4,257,208
Royal Dutch Petroleum Co. ..................          152,061          8,334,844
Texaco Inc. ................................           38,352          2,289,135
                                                                     -----------
                                                                      33,937,967
                                                                     -----------

OIL--WELL EQUIPMENT & SERVICES (0.7%)
Baker Hughes Inc. ..........................           11,909            411,605
Dresser Industries, Inc. ...................           12,380            545,494
Halliburton Co. ............................           18,622            829,843
McDermott International, Inc. ..............            4,224            145,464
Schlumberger Ltd. ..........................           35,346          2,414,573
Western Atlas Inc. (a) .....................            3,773            320,233
                                                                     -----------
                                                                       4,667,212
                                                                     -----------

PAPER & FOREST PRODUCTS (0.6%)
Boise Cascade Corp. ........................            3,895            127,561
Champion International Corp ................            6,754            332,212
Georgia-Pacific Corp. ......................            6,451            380,206
International Paper Co. ....................           21,799            937,357
Louisiana-Pacific Corp. ....................            7,724            140,963
Mead Corp. (The) ...........................            7,344            233,172
Potlatch Corp. .............................            2,010             84,420
Union Camp Corp. ...........................            4,869            241,624
Westvaco Corp. .............................            7,188            203,061
Weyerhaeuser Co. ...........................           14,009            647,041
Willamette Industries, Inc. ................            7,820            250,240
                                                                     -----------
                                                                       3,577,857
                                                                     -----------

PERSONAL LOANS (0.4%)
Beneficial Corp. ...........................            3,814            584,257
Countrywide Credit Industries, Inc..........            7,603            385,852
Household International, Inc. ..............           22,816          1,135,096
Providian Financial Corp. ..................            6,786            533,125
                                                                     -----------
                                                                       2,638,330
                                                                     -----------

PHOTOGRAPHY/IMAGING (0.3%)
Eastman Kodak Co. ..........................           22,848          1,669,332
IKON Office Solutions, Inc. ................            9,637            140,339
Polaroid Corp. .............................            3,221            114,547
                                                                      ----------
                                                                       1,924,218
                                                                      ----------

POLLUTION CONTROL (0.3%)
Browning-Ferris Industries, Inc. ...........           13,054            453,627
Waste Management, Inc. .....................           33,656          1,177,960
                                                                      ----------
                                                                       1,631,587
                                                                      ----------

PROPERTY--CASUALTY INSURANCE (1.3%)
Allstate Corp. (The) .......................           29,773          2,726,090
Chubb Corp. (The) ..........................           12,011            965,384
Cincinnati Financial Corp. .................           11,822            453,669
General Re Corp. ...........................            5,416          1,372,956
Loews Corp. ................................            8,131            708,414
MGIC Investment Corp. ......................            8,076            460,837
Progressive Corp. (The) ....................            5,046            711,486
SAFECO Corp. ...............................            9,866            448,286
St. Paul Cos., Inc. (The) ..................           16,677            701,476
                                                                      ----------
                                                                       8,548,598
                                                                      ----------

PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The) ...............            7,065            576,239
Meredith Corp. .............................            3,704            173,857
                                                                      ----------
                                                                         750,096
                                                                      ----------

PUBLISHING--NEWSPAPER (0.6%)
Dow Jones & Co., Inc. ......................            6,509            362,877
Gannett Co., Inc. ..........................           20,008          1,421,818
Knight-Ridder, Inc. ........................            5,626            309,782
New York Times Co. (The) Class A ...........            6,849            542,783
Times Mirror Co. (The) Class A .............            6,297            395,924
Tribune Co. ................................            8,600            591,787
                                                                      ----------
                                                                       3,624,971
                                                                      ----------

RAILROADS (0.5%)
Burlington Northern Santa Fe Corp. .........           11,205          1,100,191
CSX Corp. ..................................           15,546            707,343
Norfolk Southern Corp. .....................           26,876            801,241
Union Pacific Corp. ........................           17,449            769,937
                                                                      ----------
                                                                       3,378,712
                                                                      ----------

RESTAURANTS (0.6%)
Darden Restaurants, Inc. ...................           10,142            161,004
McDonald's Corp. ...........................           48,708          3,360,852
Tricon Global Restaurants, Inc.(a) .........           10,811            342,574
Wendy's International, Inc. ................            9,249            217,351
                                                                      ----------
                                                                       4,081,781
                                                                      ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                                        Shares          Value
                                                     ===========================
COMMON STOCKS (Continued)

RETAIL STORES--APPAREL (0.4%)
Gap, Inc. (The) ............................           27,884         $1,718,352
Limited, Inc. (The) ........................           16,062            532,054
TJX Cos., Inc. (The) .......................           22,822            550,580
                                                                      ----------
                                                                       2,800,986
                                                                      ----------

RETAIL STORES--DEPARTMENT (0.6%)
Dillard's, Inc. Class A ....................            7,648            316,914
Federated Department
  Stores, Inc. (a) .........................           14,948            804,389
May Department Stores Co. (The) ............           16,488          1,079,964
Mercantile Stores Co., Inc. ................            2,584            203,975
Nordstrom, Inc. ............................            5,457            421,553
Penney (J.C.) Co., Inc. ....................           17,675          1,278,123
                                                                      ----------
                                                                       4,104,918
                                                                      ----------

RETAIL STORES--DRUGS (0.3%)
Longs Drug Stores Corp. ....................            2,731             78,858
Rite Aid Corp. .............................           18,251            685,553
Walgreen Co. ...............................           35,202          1,454,282
                                                                      ----------
                                                                       2,218,693
                                                                      ----------

RETAIL STORES--FOOD (0.5%)
Albertson's, Inc. ..........................           17,389            900,968
American Stores Co. ........................           19,273            466,166
Giant Food Inc. Class A ....................            4,291            184,781
Great Atlantic & Pacific
  Tea Co., Inc. (The) ......................            2,652             87,682
Kroger Co. (The) (a) .......................           18,190            779,896
Winn-Dixie Stores, Inc. ....................           10,540            539,516
                                                                     -----------
                                                                       2,959,009
                                                                     -----------

RETAIL STORES--GENERAL MERCHANDISE (2.1%)
Dayton Hudson Corp. ........................           30,962          1,501,657
Kmart Corp. (a) ............................           34,600            666,050
Sears, Roebuck & Co. .......................           27,730          1,693,263
Wal-Mart Stores, Inc. ......................          159,234          9,673,466
                                                                     -----------
                                                                      13,534,436
                                                                     -----------

RETAIL STORES--SPECIALTY (1.5%)
AutoZone, Inc. (a) .........................           10,724            342,498
Circuit City Stores, Inc.--
  Circuit City Group .......................            6,965            326,484
Consolidated Stores Corp. (a) ..............            7,571            274,449
Costco Cos., Inc. (a) ......................           15,255            962,018
CVS Corp. ..................................           27,231          1,060,307
Home Depot, Inc. (The) .....................           52,089          4,326,643
Lowe's Cos., Inc. ..........................           24,878          1,009,114
Pep Boys--Manny, Moe & Jack (The) ..........            4,438             84,045
Tandy Corp. ................................            7,137            378,707
Toys "R" Us, Inc. (a) ......................           19,744            465,218
Venator Group, Inc. (a) ....................            9,546            182,567
                                                                     -----------
                                                                       9,412,050
                                                                     -----------

SAVINGS & LOANS (0.3%)
Ahmanson (H.F.) & Co. ......................            7,796            553,516
Golden West Financial Corp. ................            4,116            437,582
Washington Mutual, Inc. ....................           27,483          1,193,793
                                                                     -----------
                                                                       2,184,891
                                                                     -----------

SHOES (0.2%)
NIKE, Inc. Class B .........................           20,445            995,416
Reebok International Ltd. (a) ..............            3,932            108,867
                                                                     -----------
                                                                       1,104,283
                                                                     -----------

SPECIALIZED SERVICES (0.8%)
Block (H&R), Inc. ..........................            7,391            311,346
Cendant Corp. (a) ..........................           60,308          1,258,929
Cognizant Corp. ............................           11,554            727,902
Dun & Bradstreet Corp. (The) ...............           12,029            434,548
Ecolab Inc. ................................            9,069            281,139
Interpublic Group of Cos.,Inc.(The).........            9,713            589,458
Laidlaw Inc. ...............................           23,265            283,542
National Service Industries, Inc. ..........            3,030            154,151
Omnicom Group Inc. .........................           12,132            605,083
Service Corp. International ................           18,161            778,653
                                                                     -----------
                                                                       5,424,751
                                                                     -----------

SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...............................            5,805            207,892
Donnelley (R.R.) & Sons Co. ................           10,068            460,611
                                                                     -----------
                                                                         668,503
                                                                     -----------

STEEL (0.2%)
Allegheny Teledyne Inc. ....................           13,852            316,864
Armco Inc. (a) .............................            7,620             48,578
Bethlehem Steel Corp. (a) ..................            9,009            112,049
Nucor Corp. ................................            6,209            285,614
USX Corp.--U.S. Steel Group, Inc. ..........            6,050            199,650
Worthington Industries, Inc. ...............            6,828            102,847
                                                                     -----------
                                                                       1,065,602
                                                                     -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        Shares          Value
                                                     ===========================
COMMON STOCKS (Continued)

TELECOMMUNICATIONS--LONG DISTANCE (2.4%)
AT&T Corp. .................................          115,167        $ 6,578,915
MCI Communications Corp. ...................           51,333          2,983,731
Sprint Corp. ...............................           30,519          2,151,589
WorldCom, Inc. (a) .........................           73,211          3,546,158
                                                                     -----------
                                                                      15,260,393
                                                                     -----------

TELEPHONE (3.9%)
ALLTEL Corp. ...............................           19,062            886,383
Ameritech Corp. ............................           78,065          3,503,167
Bell Atlantic Corp. ........................          109,938          5,015,921
BellSouth Corp. ............................           70,170          4,710,161
Frontier Corp. .............................           12,176            383,544
GTE Corp. ..................................           68,238          3,795,739
SBC Communications Inc. ....................          130,367          5,214,680
US West Communications Group ...............           35,542          1,670,466
                                                                     -----------
                                                                      25,180,061
                                                                     -----------

TEXTILES--APPAREL MANUFACTURERS (0.2%)
Fruit of the Loom, Inc.
  Class A (a) ..............................            5,177            171,812
Liz Claiborne, Inc. ........................            4,855            253,674
Russell Corp. ..............................            2,523             76,163
Springs Industries, Inc. Class A ...........            1,378             63,560
Valley Forge Corp. .........................            8,594            442,054
                                                                     -----------
                                                                       1,007,263
                                                                     -----------

TOBACCO (1.1%)
Philip Morris Cos. Inc. ....................          172,219          6,781,123
UST Inc. ...................................           13,094            353,538
                                                                     -----------
                                                                       7,134,661
                                                                     -----------

TOYS (0.2%)
Hasbro, Inc. ...............................            9,357            367,847
Mattel, Inc. ...............................           20,783            879,381
                                                                     -----------
                                                                       1,247,228
                                                                     -----------

TRANSPORTATION--MISCELLANEOUS(0.1%)
FDX Corp. (a) ..............................           10,306            646,702
Ryder System, Inc. .........................            5,298            167,218
                                                                     -----------
                                                                         813,920
                                                                     -----------
Total Common Stocks
  (Cost $433,940,259) ......................                         636,493,920(c)
                                                                     -----------

                                                   Principal
                                                    Amount             Value
                                               ================================
SHORT-TERM INVESTMENTS (1.2%)


COMMERCIAL PAPER (0.4%)
Bridgestone/Firestone, Inc. ................
  6.50%, due 7/1/98 (d) ....................    $   2,600,000      $   2,600,000
                                                                   -------------
Total Commercial Paper
  (Cost $2,600,000) ........................                           2,600,000
                                                                   -------------


U.S. GOVERNMENT (0.8%)
United States Treasury Bills
  4.82%, due 8/6/98 (d) ....................        3,000,000          2,985,567
  4.86%, due 8/13/98 (d) ...................        2,500,000          2,485,488
                                                                   -------------
Total U.S. Government
  (Cost $5,471,054) ........................                           5,471,055
                                                                   -------------
Total Short-Term Investments
  (Cost $8,071,054) ........................                           8,071,055
                                                                   -------------
Total Investments
  (Cost $442,011,313) (f) ..................            100.0%       644,564,975(g)

Liabilities in Excess of
  Cash and Other Assets ....................             (0.0)          (175,424)
                                                  -------------    -------------
Net Assets .................................            100.0%     $ 644,389,551
                                                  =============    =============

                                                      Shares
                                                     ========
SHORT POSITIONS (-0.0%) (b)
COMMON STOCKS (-0.0%) (b)

ADVERTISING/MARKETING (-0.0%) (b)
R.H. Donnelley Corp. W/I (e) ...............          (12,029)         $(36,839)
                                                                       ---------

BROADCAST/MEDIA (-0.0%) (b)
Nielsen Media Research, Inc. ...............
  W/I (e) ..................................          (11,554)          (50,549)
                                                                      ---------

Total Short Positions
  (Proceeds $96,358) (c) ...................                           $(87,388)
                                                                      =========

                                                  Contracts     Unrealized
                                                    Long        Appreciation (h)
                                             ===================================
FUTURES CONTRACTS (0.0%) (b)

Standard & Poor's 500
  September 1998 ...........................             16            $56,113
  Mini September 1998 ......................              2                849
                                                                       -------
Total Futures Contracts
  (Settlement Value $4,686,300) (c) ........                           $56,962
                                                                       =======


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


----------
(a)  Non-income producing security.

(b)  Less than one tenth of a percent.

(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.5% of net assets.

(d)  Segregated as collateral for futures contracts.

(e) W/I (when-issued security)--this security is a commitment by the Fund to sell at a future settlement date.

(f)  The cost for Federal income tax purposes is $441,981,127.

(g) At June 30, 1998, net unrealized appreciation was $202,496,460 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $206,850,870 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,354,410.

(h) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1998.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $442,011,313) ..........................................            $644,564,975
Cash .......................................................................................................                  13,137
Receivables:
  Fund shares sold .........................................................................................               3,965,277
  Investment securities sold ...............................................................................               3,018,619
  Dividends and interest ...................................................................................                 665,272
Unamortized organization expense ...........................................................................                  30,843
                                                                                                                        ------------
   Total assets ............................................................................................             652,258,123
                                                                                                                        ------------
LIABILITIES:
Securities sold short (proceeds $96,358) ...................................................................                  87,388
Payables:
  Investment securities purchased ..........................................................................               6,388,242
  Fund shares redeemed .....................................................................................                 767,819
  MainStay Management ......................................................................................                 253,880
  NYLIFEDistributors .......................................................................................                 126,940
  Transfer agent ...........................................................................................                  71,628
  NYLIFE Inc. ..............................................................................................                  33,000
  Custodian ................................................................................................                  24,111
  Trustees .................................................................................................                   2,261
Accrued expenses ...........................................................................................                  83,901
Variation margin payable on futures contracts ..............................................................                  29,402
                                                                                                                        ------------
   Total liabilities .......................................................................................               7,868,572
                                                                                                                        ------------
Net Assets .................................................................................................            $644,389,551
                                                                                                                        ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)unlimited number of
shares authorized ..........................................................................................            $    177,992
Additional paid-in capital .................................................................................             430,342,790
Accumulated undistributed net investment income ............................................................               2,246,549
Accumulated undistributed net realized gain on investments .................................................               9,002,626
Net unrealized appreciation on investments .................................................................             202,619,594
                                                                                                                        ------------
Net assets applicable to outstanding shares ................................................................            $644,389,551
                                                                                                                        ============
Shares of beneficial interest outstanding ..................................................................              17,799,204
                                                                                                                        ============
Net asset value per share outstanding ......................................................................            $      36.20
Maximum sales charge (3.00% of offering price) .............................................................                    1.12
                                                                                                                        ------------
Maximum offering price per share outstanding ...............................................................            $      37.32
                                                                                                                        ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a) ..................................................................................                     $  3,781,768
  Interest .......................................................................................                          892,719
                                                                                                                       ------------
   Total income ..................................................................................                        4,674,487
                                                                                                                       ------------
Expenses:
  Management .....................................................................................                        1,344,405
  Distribution ...................................................................................                          672,202
  Transfer agent .................................................................................                          362,050
  Shareholder communication ......................................................................                           68,265
  Registration ...................................................................................                           62,801
  Custodian ......................................................................................                           36,540
  Professional ...................................................................................                           25,256
  Trustees .......................................................................................                            6,424
  Amortization of organization expense ...........................................................                            6,188
  Miscellaneous ..................................................................................                           30,886
                                                                                                                       ------------
   Total expenses before reimbursement ...........................................................                        2,615,017
Expense reimbursement from Manager ...............................................................                         (172,008)
                                                                                                                       ------------
   Net expenses ..................................................................................                        2,443,009
                                                                                                                       ------------
Net investment income ............................................................................                        2,231,478
                                                                                                                       ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
  Security transactions ..........................................................................                        2,641,701
  Futures transactions ...........................................................................                        2,228,559
                                                                                                                       ------------
Net realized gain on investments .................................................................                        4,870,260
                                                                                                                       ------------
Net change in unrealized appreciation on investments:
  Security transactions ..........................................................................                       75,432,622
  Futures transactions ...........................................................................                           14,017
                                                                                                                       ------------
Net unrealized gain on investments ...............................................................                       75,446,639
                                                                                                                       ------------
Net realized and unrealized gain on investments ..................................................                       80,316,899
                                                                                                                       ------------
Net increase in net assets resulting from operations .............................................                     $ 82,548,377
                                                                                                                       ============

----------
(a)  Dividends recorded net of foreign withholding taxes of $28,973.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                        Six months
                                                                                                           ended       Year ended
                                                                                                          June 30,     December 31,
                                                                                                            1998*          1997
                                                                                                         -----------   -----------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..........................................................................   $   2,231,478    $   4,148,994
  Net realized gain on investments ...............................................................       4,870,260        8,632,619
  Net change in unrealized appreciation on investments ...........................................      75,446,639       73,820,854
                                                                                                     -------------    -------------
  Net increase in net assets resulting from operations ...........................................      82,548,377       86,602,467
                                                                                                     -------------    -------------
Dividends and distributions to shareholders:
  From net investment income .....................................................................              --       (4,133,923)
  From net realized gain on investments ..........................................................              --       (5,707,208)
                                                                                                     -------------    -------------
   Total dividends and distributions to shareholders .............................................              --       (9,841,131)
                                                                                                     -------------    -------------
Capital share transactions:
  Net proceeds from sale of shares ...............................................................     213,946,106      180,823,270
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions               --        9,532,058
                                                                                                       213,946,106      190,355,328
                                                                                                     -------------    -------------
Cost of shares redeemed ..........................................................................     (87,793,738)     (57,177,469)
                                                                                                     -------------    -------------
   Increase in net assets derived from capital share transactions ................................     126,152,368      133,177,859
                                                                                                     -------------    -------------
   Net increase in net assets ....................................................................     208,700,745      209,939,195
NET ASSETS:
Beginning of period ..............................................................................     435,688,806      225,749,611
                                                                                                     -------------    -------------
End of period ....................................................................................   $ 644,389,551    $ 435,688,806
                                                                                                     =============    =============
Accumulated undistributed net investment income at end of period .................................   $   2,246,549    $      15,071
                                                                                                     =============    =============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                                          Six months                                           September 1
                                            ended               Year ended December 31           through     Year ended August 31
                                           June 30,     ------------------------------------    December 31, -------------------
                                            1998*         1997           1996         1995        1994**      1994        1993
                                          --------      --------      --------      --------   ------------  -------     -------
Net asset value at beginning of period      $30.91        $23.37        $19.15        $14.09       $14.48     $13.84      $12.15
                                          --------      --------      --------      --------      -------    -------     -------
Net investment income ................        0.11          0.30          0.30          0.24         0.09       0.27        0.22
Net realized and unrealized
  gain (loss) on investments .........        5.18          7.24          3.92          4.82        (0.48)      0.37        1.47
                                          --------      --------      --------      --------      -------    -------     -------
Total from investment operations .....        5.29          7.54          4.22          5.06        (0.39)      0.64        1.69
                                          --------      --------      --------      --------      -------    -------     -------
Less dividends and distributions:
From net investment income ...........          --         (0.30)        (0.54)        (0.27)          --      (0.25)      (0.18)
From net realized gain on investments           --         (0.41)        (0.82)        (0.27)          --      (0.18)      (0.02)
                                          --------      --------      --------      --------      -------    -------     -------
Total dividends and distributions ....          --         (0.71)        (1.36)        (0.54)          --      (0.43)      (0.20)
                                          --------      --------      --------      --------      -------    -------     -------
Reverse share split ..................          --          0.71          1.36          0.54           --       0.43        0.20
                                          --------      --------      --------      --------      -------    -------     -------
Net asset value at end of period .....      $36.20        $30.91        $23.37        $19.15       $14.09     $14.48      $13.84
                                          ========      ========      ========      ========      =======    =======     =======

Total investment return (a) ..........       17.11%        32.26%        22.04%        35.91%       (2.68%)     4.59%      13.91%
Ratios (to average net assets)/
  Supplemental Data:
   Net investment income .............        0.83%+        1.25%          1.8%          1.7%         2.0%+      1.9%        1.9%
   Expenses ..........................        0.91%+        0.80%          0.8%          1.1%         0.9%+      0.9%        0.9%
   Expenses (before reimbursement) ...        0.97%+        0.99%          1.0%          1.1%         0.9%+      0.9%        0.9%
Portfolio turnover rate ..............           1%            3%            3%            4%           2%        12%          4%
Net assets at end of period (in 000's)    $644,390      $435,689      $225,750      $109,308      $61,561    $62,828     $62,921

----------
*    Unaudited.

**   The Fund changed its fiscal year end from August 31 to December 31.

+    Annualized.

(a)  Total return is calculated exclusive of sales charge and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Fund's objective is to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.

Note 2--Significant Account Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain

MainStay Equity Index Fund


or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in long futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Organization Costs. Costs incurred in connection with the Fund's initial organization and registration totalled $124,798. Such costs are being amortized over ten years beginning at the commencement of operations of the Fund. This period corresponds to the guarantee period of the original offering (See Note
7).

In the event NYLIFE Securities Inc., an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), redeems any of the shares initially purchased, the proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed by it bears to the total number of initial shares purchased by it.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Monitor Capital Advisors, Inc. (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50%. For the period January 1, 1998 through March 31, 1998, the Manager voluntarily agreed to reduce its fee payable by the Fund by the difference between the Fund's total expenses (including 12b-1 fees) and 0.80% of the Fund's average daily net assets. This expense limitation was terminated on April 1, 1998. For the six months ended June 30, 1998, the Manager earned $1,344,405 and reimbursed the Fund $172,008.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and Monitor, the Manager pays the Sub-Adviser a monthly fee of 0.10% of the average daily net assets of the Fund.

Distribution Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's shares, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charge. The Fund was advised that the amount of sales charge retained by NYLIFE Distributors was $303,466 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and share-

MainStay Equity Index Fund


holder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $350,158.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $7,277 for the six months ended June 30, 1998.

Note 4--Purchases and Sales of Securities (in 000's):

During the six month period ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $139,757 and $5,620, respectively.

Note 5--Line of Credit

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at June 30, 1998.

Note 6--Capital Share Transactions (in 000's):

                                                                                Six months ended        Year ended
                                                                                 June 30, 1998*      December 31, 1997
                                                                                ----------------     -----------------
Shares sold ...........................................................               6,258                6,514
Shares issued in reinvestment of dividends and distributions ..........                  --                  324
                                                                                     ------               ------
                                                                                      6,258                6,838
Shares redeemed .......................................................              (2,553)              (2,069)
Reduction of shares due to reverse shares split .......................                  --                 (334)
                                                                                     ------               ------
Net increase ..........................................................               3,705                4,435
                                                                                     ======               ======

----------
*    Unaudited.

Note 7--Guarantee:

NYLIFE Inc. ("NYLIFE"), a New York corporation and a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share when purchased, plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guarantee Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.
(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.
(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.
(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.
(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.
(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                      MainStay Equity Index Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MainStay(R) Funds


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MainStay(R) Funds


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Equity Index Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA07-08/98
[GRAPHIC]

Table of Contents

President's Letter                                                             2

MainStay International Equity Fund Highlights                                  3

$10,000 Invested in the MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index--Class A & Class B Shares                                           4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Diversification by Country--Top 5                                              7

Portfolio Composition                                                          9

Returns & Lipper Rankings                                                     10

Top 10 Equity Holdings                                                        11

10 Largest Purchases                                                          11

10 Largest Sales                                                              11

Portfolio of Investments                                                      12

Unaudited Financial Statements                                                18

Notes to Financial Statements                                                 22

The MainStay Funds                                                            30

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998

----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay International Equity Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o International markets were divided in the first six months of 1998, with most Asian stock markets down and most European markets providing positive returns.

o Australia and New Zealand stock performance deteriorated along with Asian markets, with problems intensified by declining prices in gold and other commodities.

o In the U.K., the central bank increased interest rates to slow economic growth, which made it more difficult for Britain to compete in the export market.

o Overall, the Morgan Stanley Capital International EAFE Index* was up 15.93% for the six months ended 6/30/98.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o The MainStay International Equity Fund returned 9.49% and 8.70% for Class A shares and Class B shares, respectively, excluding all sales charges, for the one-year period ended 6/30/98.

o Both share classes outperformed the Morgan Stanley Capital International EAFE Index, which returned 15.93% during the six-month reporting period.

o The Fund benefited by shifting assets out of Asian markets and increasing its weightings in core European markets.

o Both share classes outperformed the average Lipper+ international fund, which returned 15.50% for the six months ended 6/30/98.


----------
* See footnote on page 4 for more information on the Morgan Stanley Capital International EAFE Index.

+ See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index

[THE FOLLOWING TABLES WERE REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Class A Shares SEC Returns: 1-Year 3.47%, since inception 7.14%

                     Morgan Stanley Capital
                          International                   MainStay
Period end                EAFE Index*             International Equity Fund
---------------------------------------------------------------------------
9/13/94                    $ 10,000                     $  9,450
12/94                      $  9,586                     $  9,233
12/95                      $ 10,661                     $  9,718
12/96                      $ 11,306                     $ 10,669
12/97                      $ 11,507                     $ 11,151
6/98                       $ 13,340                     $ 12,997


Class B Shares SEC Returns: 1-Year 3.70%, since inception 7.56%


                     Morgan Stanley Capital
                          International                   MainStay
Period end                EAFE Index*             International Equity Fund
---------------------------------------------------------------------------
9/13/94                    $ 10,000                      $ 10,000
12/94                      $  9,586                      $  9,770
12/95                      $ 10,661                      $ 10,187
12/96                      $ 11,306                      $ 11,109
12/97                      $ 11,507                      $ 11,298
6/98                       $ 13,340                      $ 13,122

----------
     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 2.0%, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Morgan Stanley Capital International Europe, Australia, Far East Index--the EAFE Index--is an unmanaged, capitalization-weighted index containing approximately 1,200 equity securities of companies located outside the U.S.

Portfolio Management Discussion and Analysis

International equity markets showed highly divergent performance during the first six months of 1998, with Europe outperforming and Asian markets continuing to deteriorate. Japan officially announced that it was in recession, and the Hong Kong stock market fell 26% in local currency terms during the reporting period. Asian emerging markets had even more severe setbacks. Australia and New Zealand, whose economies are largely dependent on commodities and Asian commerce, also fared badly.

European stocks, on the other hand, surged ahead, with several markets posting double-digit returns in the first half of the year. Finland was up 66.8% and Spain rose 44.5%, both in local terms, during the reporting period. Other European markets also had excellent performance, buoyed by low interest rates, low inflation, ongoing corporate restructuring, and merger and acquisition activity related to European Monetary Union (EMU).

In an effort to slow rapid growth, the Bank of England raised interest rates, which dampened the competitive environment for British exports and raised concerns about U.K. equities. Since the U.K. will not be among the initial participants in European Monetary Union, its market movements may be less likely to parallel those of EMU nations, where a common currency may cause a general market convergence. The effects of the U.K.'s independent status remain to be seen. Over the reporting period, the U.K. stock market advanced 14.1% in local terms.

Given this context, how did the MainStay International Equity Fund perform in the six months ended 6/30/98?

The MainStay International Equity Fund returned 16.55% and 16.14% for Class A shares and Class B shares, respectively, excluding all sales charges, for the six months ended 6/30/98. Both share classes outperformed the Morgan Stanley Capital International EAFE Index,* which returned 15.93% over the same period. Both share classes also outperformed the average Lippert+ international fund, which returned 15.50% for the six months ended 6/30/98.

Why was the Fund able to outperform its peers?

The Fund came into 1998 well positioned for the market environment. Given the continuing deterioration in Asian markets during the first six months of 1998, we decided to reduce the Fund's Asian exposure, which had a positive impact on performance. The proceeds of those sales were invested primarily in core European markets, which also had a positive effect. In this respect, our investment approach of focusing on strict country selection served the Fund very well. The Fund also benefited from individual security selection within several European markets and Japan.

Which countries provided the best results for the Fund?

In Europe, the best performing markets in which the Fund invested were Spain, up 44.5%, Belgium, up 43.9%, France, up 39.4%, Germany, up 37%, and Italy, up 33.9%, all in local terms. Unfortunately,


Recession
---------

A downturn in economic activity, typically defined by at least two consecutive quarters of decline in a country's gross domestic product.

Local currency terms
--------------------

Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

Emerging markets
----------------

Countries with smaller or more recently established capital markets.

----------
* See footnote on page 4 for more information on the Morgan Stanley Capital International EAFE Index.

+ See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

Mergers and acquisitions
------------------------

A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

European
Monetary Union
--------------

A proposed system that would allow participating European countries to operate with a common currency or monetary unit.


YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

CLASS A SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                  Total Return %
------------------------------------------
  12/94                         (2.30)
  12/95                          5.25
  12/96                          9.78
  12/97                          4.52
   6/98                         16.55

Returns reflect the historical performance of the Class B shares for the period ended 12/31/94.

See footnote * on page 10 for more information on performance.

CLASS B SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                  Total Return %
------------------------------------------
  12/94                        (2.30)
  12/95                         4.27
  12/96                         9.05
  12/97                         3.78
   6/98                        16.14

See footnote * on page 10 for more information on performance.


the Fund was not invested in Finland, which was up 66.8% in local terms during the reporting period. Finland's stock market performance was largely the result of a single stock, Nokia, a telecommunications company. We felt that an overheating Finnish economy and the rapid expansion of this single stock made Finland a high-risk market. Concerned about its pace of economic growth, the Bank of Finland raised interest rates to slow growth and control inflation.

Which markets were the worst performers during the reporting period?

Fortunately, the Fund was not invested in the worst of the Asian markets. The Fund did, however, have substantial investments in Japan, which was up 4% in local terms, but down 2.6% in U.S. dollar terms.

DIVERSIFICATION BY COUNTRY--TOP 5 AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Country                                 Percentage
--------------------------------------------------
United Kingdom                              23.1%
Germany                                     14.8%
France                                      12.1%
Switzerland                                  8.6%
Netherlands                                  8.5%
All Other                                   32.9%

Actual percentages will vary over time.


Did you change the Fund's weightings significantly during the first six months of 1998?

Yes. The Fund went from a neutral weighting in Europe to a heavily overweighted position of about 82% of the Fund's total net assets. At the same time, we substantially reduced Asian holdings to just 8.3% of the Fund's net assets. In doing so, we sold 6% of the Fund's net assets, and raised German investments from 10% to 15% of the Fund's total net assets. We increased the Fund's holdings in the Netherlands from 3% to 9% of net assets. We also increased overall weightings in Belgium and France.

How did the Fund's currency exposure affect performance?

As the dollar rose relative to many foreign currencies, the Fund had opportunities and disappointments. We took advantage of some volatile periods to increase currency exposure in selected European markets, which had a modestly positive impact on the Fund's performance. During the first six months of 1998, the Fund also had some exposure to the Japanese yen and Australian dollar, which had a negative impact on performance. Foreign exchange parity levels have been established in European Monetary Union countries, and beginning in 1999, we believe exchange rates will generally play less of a role in investment decision making in those nations.

Which securities in the Fund were among the best performers?

Olivetti Group is an Italian company that manufactures office and computer equipment and provides telecommunications services in several countries. In the second quarter of 1998, Olivetti Computers Worldwide announced two powerful new servers, offering advantages over existing corporate computer systems. The stock soared 195.2% in local terms over the first half of the year.

Another stellar performer was KBC Bancassurance, a Belgian financial services holding company that moved to create a financial service giant, including Kreditbank,


Weighting
---------

The proportion of a portfolio allocated to a specific market sector or country, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is greater than the country's total equities relative to the international equity markets as a whole.

Cera Bank, and ABB, an insurance group. In the first six months of 1998, the stock rose 114.1% in local terms.

Mannesmann, an industrial products, machinery, and equipment manufacturer, rose 104.1% in local terms after completing a $1.85 billion secondary offering to expand its telecommunications operations in France and Italy. Other stocks that were among the Fund's top performers included Vodafone Group, Telefonica de Espana, and British Telecommunications, up 71.5%, 67.7%, and 54.6%, respectively, in local terms.

Were there other outstanding performers?

Yes. News Corp. is an international media company that grew 55.6% in local terms, benefiting from existing operations and the formation of a multimedia distributor in the United States.

Despite setbacks in Japan, the Fund benefited from individual stock selection with Kawasaki Steel, up 40.4% in local terms, and Teijin, which rose 53.8% in local terms when it decided to expand its polycarbonate resin capacity in Singapore to service the electronics industry. In this case, weaker currencies strengthened the company's export competitiveness, turning the Asian crisis into a positive.

Did all of the Fund's stocks do that well?

No. Japanese retailer Daiei posted its first-ever pretax loss last year and reversed its long-standing policy of not closing stores that generated losses. The stock fell 39.8% in local terms during the reporting period. Nissan Motor decided to reorganize and restructure to improve productivity and product development. But in the meantime, the stock lost 19.1% in local terms. Tokyu, Tokyo's leading railway company, felt the pressure of the nation's recession and fell 16.5% in local terms, with impact across all lines of business, including realestate leasing and hotel operations.

What prompted the sale of securities in the Fund?

As previously noted, we reduced the Fund's Asian exposure and increased its European holdings to help avoid problem areas and invest where we felt prospects for growth were more attractive. We also reduced the Fund's holdings in Australia as we saw the potential impact of declining gold and commodity prices. Both of these moves were positive for the Fund's performance.

Although Spain was up 44.5% over the first six months of 1998, we decreased the Fund's Spanish holdings to a minimal weighting in the second quarter to take profits and invest assets where we believed they could do more good. Since Spain only advanced 1.6% during the second quarter, the decision to decrease Spanish holdings to a minimal weighting was also positive for the Fund's performance.

What is your outlook going forward?

We continue to view Asia as a problem area, but as we noted with Teijin, even difficult markets can provide opportunities for forward-thinking companies. The Japanese economy has continued to disappoint us, but we believe that the strongest companies may be the best performers there.

As European Monetary Union approaches, we remain relatively bullish on Europe, where we believe restructurings, mergers, and strategic acquisitions will continue to abound. The Fund will continue to seek long-term growth of capital commensurate with an acceptable level of risk by investing in a wide array of non-U.S. equity securities. As always, current income will remain a secondary objective.

Shigemi Takagi
Portfolio Manager
MacKay Shields Financial Corporation

PORTFOLIO COMPOSITION AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                             Percentage
-------------------------------------------------------
Common Stocks                                    91.7%
Cash & Equivalents                                8.3%

Actual percentages will vary over time.


Past performance is no guarantee of future results.


Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

Returns & Lipper Rankings as of 6/30/98

================================================================================
Fund average annual total returns*
================================================================================
                           1 year                   Life of Fund through 6/30/98
   Class A                 9.49%                               8.75%
   Class B                 8.70%                               7.99%

================================================================================
Fund SEC returns*
================================================================================
                           1 year                   Life of Fund through 6/30/98
   Class A                 3.47%                               7.14%
   Class B                 3.70%                               7.56%

================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
================================================================================
                           1 year                   Life of Fund through 6/30/98
   Class A                 201 out of                       155 out of
                           479 funds                        253 funds
   Class B                 226 out of                       132 out of
                           479 funds                        222 funds
   Average Lipper
   international fund      8.18%                              9.08%

================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
================================================================================
                    NAV 6/30/98              Income                Capital Gains
   Class A             $12.04                $0.0000                  $0.0000
   Class B             $11.87                $0.0000                  $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 9/13/94.

Top 10 Equity Holdings as of 6/30/98
================================================================================
HOLDING                                     COUNTRY                      AMOUNT
================================================================================
Royal Dutch Petroleum Co.                   Netherlands               $2,617,293
Nestle S.A. Registered                      Switzerland                1,819,014
Glaxo Wellcome PLC                          United Kingdom             1,754,757
Allianz AG Registered                       Germany                    1,732,820
British Petroleum Co. PLC                   United Kingdom             1,723,586
Novartis S.A. Registered                    Switzerland                1,664,018
Deutsche Telekom AG                         Germany                    1,636,600
ING Groep N.V                               Netherlands                1,395,172
Lloyds TSB Group PLC                        United Kingdom             1,390,475
British Telecommunications PLC              United Kingdom             1,387,042

10 Largest Purchases for the six months ended 6/30/98
================================================================================
SECURITY                                    COUNTRY           AMOUNT OF PURCHASE
================================================================================
Royal Dutch Petroleum Co.                   Netherlands               $1,441,424
SmithKline Beecham PLC                      United Kingdom             1,111,547
France Telecom, S.A                         France                     1,108,754
Hutchison Whampoa, Ltd.                     Hong Kong                    981,501
CLP Holdings, Ltd.                          Hong Kong                    945,114
Unilever CVA N.V                            Netherlands                  748,555
Unilever PLC                                United Kingdom               434,041
Sumitomo Electric Industries                Japan                        413,891
Sumitomo Metal Mining Co.                   Japan                        216,965
Sumitomo Bank, Ltd.                         Japan                        208,157

10 Largest Sales for the six months ended 6/30/98
================================================================================
SECURITY                                    COUNTRY               AMOUNT OF SALE
================================================================================
 Hutchison Whampoa, Ltd.                    Hong Kong                 $1,086,947
 Toyota Motor Corp.                         Japan                      1,070,098
 CLP Holdings, Ltd.                         Hong Kong                  1,002,175
 Norsk Hydro AS                             Norway                       885,898
 Telecom Corp. of New Zealand Ltd.          New Zealand                  605,598
 Takeda Chemical Industries, Ltd.           Japan                        514,218
 Sumitomo Bank, Ltd.                        Japan                        424,959
 Sumitomo Metal Mining Co.                  Japan                        212,045
 Sumitomo Electric Industries               Japan                        130,935
 Sumitomo Corp.                             Japan                         39,745


----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay International Equity Fund

                                                         Shares         Value
                                                      ==========================
COMMON STOCKS (91.7%)+

AUSTRALIA (1.4%)
Broken Hill Proprietary Co., Ltd.
  (energy sources) .............................           9,710     $    82,076
Coles Myer, Ltd. (merchandising) ...............           7,268          28,354
Foster's Brewing Group, Ltd.
  (beverages & tobacco) ........................          15,280          35,956
National Australia Bank, Ltd.
  (banking) ....................................           6,973          91,974
News Corp., Ltd.
  (broadcasting & publishing) ..................           8,212          67,024
Pacific Dunlop, Ltd.
  (multi-industry) .............................           8,900          14,385
Telstra Corp., Ltd.
  (telecommunications) .........................         374,600         960,357
WMC, Ltd. (metals--nonferrous) .................           8,600          25,882
                                                                     -----------
                                                                       1,306,008
                                                                     -----------
BELGIUM (4.2%)
Delhaize-Le Lion, S.A.
  (merchandising) ..............................           4,240         296,259
Electrabel, S.A.
  (utilities-electrical & gas) .................           2,410         683,285
Fortis AG (insurance) ..........................           2,610         666,341
Generale de Banque, S.A.
  (banking) ....................................             700         519,676
KBC Bancassurance Holding N.V.
  (banking) ....................................           2,800         250,573
PetroFina, S.A. (energy sources) ...............             800         328,400
Reunies Electrobel & Tractebel, S.A.
  (multi-industry) .............................           5,050         739,640
Solvay, S.A. Class A (chemicals) ...............           7,340         581,903
                                                                     -----------
                                                                       4,066,077
                                                                     -----------
FRANCE (12.1%)
Alcatel Alsthom, S.A.
  (electrical & electronics) ...................           2,567         522,654
AXA-UAP, S.A. (insurance) ......................           7,258         816,312
Carrefour, S.A. (merchandising) ................           1,155         730,708
Compagnie de Saint Gobain, S.A
  (miscellaneous--materials &
  commodities) .................................           2,103         389,920
Compagnie de Suez, S.A.
  (banking) ....................................               7              28
Elf Aquitaine, S.A.
  (energy sources) .............................           4,873         685,087
Eridania Beghin-Say, S.A.
  (food & household products) ..................           1,030         227,430
France Telecom, S.A.
  (telecommunications) .........................          17,410       1,200,785
Groupe Danone, S.A.
  (food & household products) ..................           2,043         563,293
Havas, S.A.
  (business & public services) .................           2,799         237,493
Lafarge, S.A. (building materials &
  components) ..................................           3,370         348,369
L'Air Liquide, S.A. (chemicals) ................           5,822         962,947
L'Oreal, S.A.
  (health & personal care) .....................           1,767         982,865
LVMH (Moet Hennessy Louis Vuitton),
  S.A. (beverages & tobacco) ...................           1,170         234,154
Michelin (CGDE), S.A. Class B
  (tire & rubber) ..............................           2,769         159,837
Paribas, S.A. (banking) ........................           2,386         255,332
Pernod-Ricard, S.A.
  (beverages & tobacco) ........................             980          67,916
Pinault-Printemps-Redoute, S.A.
  (building materials & components) ............             370         309,658
PSA Peugeot, S.A. (automobiles) ................             520         111,809
Rhone-Poulenc, S.A. Class A
  (chemicals) ..................................           5,623         317,141
Schneider, S.A.
  (machinery & engineering)  ...................           2,987         238,178
Societe Generale, S.A. Class A
  (banking) ....................................           1,940         403,336
Suez Lyonnaise des Eaux, S.A.
  (multi-industry) .............................           2,833         466,230
Thomson CSF, S.A. (aerospace &
  military technology) .........................           4,791         182,257
Total, S.A. Class B (energy sources) ...........           3,424         445,130
Vivendi, S.A.
  (business & public services) .................           3,597         768,063
                                                                     -----------
                                                                      11,626,932
                                                                     -----------

GERMANY (14.8%)
Allianz AG Registered (insurance) ..............           5,200       1,732,820
BASF AG (chemicals) ............................          16,700         793,350
Bayer AG (chemicals) ...........................          21,550       1,115,087
Daimler-Benz AG (automobiles) ..................          10,800       1,062,030
Daimler-Benz AG Rights
  (automobiles) (a) ............................           7,600           8,421
Deutsche Bank AG (banking) .....................           8,200         693,239
Deutsche Telekom AG
  (telecommunications) .........................          59,800       1,636,600
Dresdner Bank AG (banking) .....................          18,750       1,012,792
Karstadt AG (merchandising)  ...................             650         315,991
Linde AG
  (machinery & engineering)  ...................             550         377,832
Mannesmann AG
  (machinery & engineering)  ...................           5,500         565,225
Muenchener Rueckversicherungs-
  Gesellschaft AG Registered
  (insurance) ..................................           1,340         665,162

----------
+    Percentages indicated are based on Fund net assets.

12


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1998 unaudited

                                                         Shares         Value
                                                      ==========================
COMMON STOCKS (Continued)

GERMANY (Continued)
Preussag AG (multi-industry) ...................              50     $    17,894
RWE AG (utilities--electrical & gas) ...........          16,550         979,228
Siemens AG (electrical & electronics) ..........          22,550       1,376,086
Thyssen AG (metals--steel) .....................             150          38,143
VEBA AG (utilities--electrical & gas) ..........           9,900         665,563
Viag AG (multi-industry) .......................             750         516,057
Volkswagen AG (automobiles)  ...................             650         627,661
                                                                     -----------
                                                                      14,199,181
                                                                     -----------
ITALY (4.7%)
Assicurazioni Generali S.p.A.
  (insurance) ..................................          16,515         537,421
Banca Commerciale Italiana S.p.A.
  (banking) ....................................          27,000         161,587
Benetton Group S.p.A.
  (textile & apparel) ..........................          98,800         205,254
Credito Italiano S.p.A. (banking) ..............          45,000         235,742
Edison S.p.A. (energy sources) .................           2,000          16,062
Ente Nazionale Idrocarburi S.p.A.
  (energy sources) .............................         109,000         714,926
Fiat S.p.A. (automobiles) ......................          65,800         288,213
Fiat S.p.A. di Risp (automobiles) ..............          28,600          70,848
Istituto Bancario San Paolo di
  Torino S.p.A. (banking) ......................          15,500         223,835
Istituto Nazionale delle
  Assicurazioni S.p.A. (insurance) .............          60,000         170,589
Italgas S.p.A.
  (utilities--electrical & gas) ................          19,000          77,446
Mediobanca S.p.A.
  (financial services) .........................           5,500          69,826
Montedison S.p.A.
  (multi-industry) .............................          57,080          70,860
Olivetti Group S.p.A. (data
  processing & reproduction) (a) ...............          11,800          17,572
Parmalat Finanziaria S.p.A.
  (food & household products) ..................          40,000          81,635
Pirelli S.p.A.
  (industrial components) ......................          25,000          78,116
Riunione Adriatica di Sicurta S.p.A.
  (insurance) ..................................           5,325          69,403
Sirti S.p.A. (telecommunications) ..............          11,500          62,609
Telecom Italia S.p.A.
  (telecommunications) .........................          65,666         483,752
Telecom Italia S.p.A. di Risp
  (telecommunications) .........................          25,000         121,115
Telecom Italia Mobile S.p.A.
  (telecommunications) .........................          82,000         501,824
Telecom Italia Mobile S.p.A. di Risp
  (telecommunications) .........................          63,000         212,814
                                                                     -----------
                                                                       4,471,449
                                                                     -----------
JAPAN (8.3%)
Ajinomoto Co., Inc.
  (food & household products) (c) ..............          10,000          87,541
Asahi Chemical Industry Co., Ltd.
  (chemicals) ..................................          17,000          61,243
Asahi Glass Co., Ltd.
  (miscellaneous--materials &
  components) (c) ..............................          27,000         145,901
Bank of Tokyo--Mitsubishi, Ltd.
  (banking) (c) ................................          31,000         328,108
Bridgestone Corp.
  (industrial components) (c) ..................           1,000          23,632
Canon, Inc. (recreation & other
  consumer goods) (c) ..........................          10,000         226,958
Dai Nippon Printing Co., Ltd.
  (business & public services) (c) .............           6,000          95,754
Daiei, Inc. (merchandising) (c) ................          14,000          32,783
Denso Corp.
  (industrial components) (c) ..................           3,000          49,715
Fanuc, Ltd. (electronic
  components & instruments) (c) ................           4,000         138,336
Fuji Bank, Ltd. (banking) (c) ..................          20,000          89,198
Fuji Photo Film, Ltd. (recreation &
  other consumer goods) (c)  ...................           4,000         139,201
Fujitsu, Ltd. (data processing &
  reproduction) (c) ............................           2,000          21,039
Furukawa Electric Co., Ltd.
  (industrial components) (c) ..................          33,000         111,036
Hankyu Corp.
  (transportation--road & rail) (c) ............          16,000          65,594
Hitachi Corp., Ltd.
  (electrical & electronics) (c) ...............          48,000         312,985
Honda Motor Co., Ltd.
  (automobiles) (c) ............................           6,000         213,556
Industrial Bank of Japan, Ltd.
  (banking) (c) ................................          13,000          81,489
Ito-Yokado Co., Ltd.
  (merchandising) ..............................           3,000         141,146
Itochu Corp. (wholesale &
  international trade) (c) .....................          62,000         134,013
Japan Airlines Co.
  (transportation--airlines) (a)(c) ............          11,000          30,592
Japan Energy Corp.
  (energy sources) (c) .........................          52,000          55,075
Kajima Corp.
  (construction & housing) (c) .................           9,000          24,641
Kansai Electric Power Co., Inc.
  (utilities--electrical & gas) (c) ............           7,000         121,548
Kao Corp. (food & household
  products) (c) ................................          12,000         185,024
Kawasaki Steel Corp.
  (metals--steel) (c) ..........................           6,000          10,808
Kirin Brewery Co., Ltd.
  (beverages & tobacco) (c)  ...................          17,000         160,455


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                                         Shares         Value
                                                      ==========================
COMMON STOCKS (Continued)

JAPAN (Continued)
Komatsu, Ltd. (machinery &
  engineering) (c) .............................          27,000     $   131,117
Kubota Corp. (machinery &
  engineering) (c) .............................           1,000           2,306
Marubeni Corp. (wholesale &
  international trade) (c) .....................          58,000         115,756
Marui Co., Ltd. (merchandising) (c) ............           3,000          44,743
Matsushita Electric Industrial
  Co., Ltd. (appliances & household
  durables) (c) ................................          15,000         241,007
Mitsubishi Chemical Corp.
  (chemicals) (c) ..............................           6,687          12,093
Mitsubishi Corp. (multi-industry) (c) ..........          24,000         148,711
Mitsubishi Electric Corp.
  (electrical & electronics) (a)(c) ............          56,000         128,710
Mitsubishi Estate Co., Ltd.
  (construction & housing) (c) .................           5,000          43,951
Mitsubishi Heavy Industries, Ltd.
  (machinery & engineering) (c) ................          52,000         196,322
Mitsubishi Trust & Banking Corp.
  (financial services) .........................           4,000          33,979
Mitsui Engineering & Shipbuilding
  Co., Ltd.
  (machinery & engineering) (a) ................           1,000             757
Mitsui Fudosan Co., Ltd.
  (construction & housing) .....................           7,000          55,277
Mitsui Marine & Fire Insurance Co.,
  Ltd. (insurance) .............................          12,000          60,263
Mitsui Trust & Banking Co., Ltd.
  (financial services) .........................           7,000          16,492
Mitsukoshi, Ltd. (merchandising) ...............           4,000          11,499
NEC Corp. (electrical & electronics) ...........          19,000         177,005
Nippon Express Co., Ltd.
  (transportation--road & rail) ................           9,000          48,245
Nippon Oil Co., Ltd.
  (energy sources) .............................          12,000          38,734
Nippon Paper Industries Co.
  (forest products & paper)  ...................           1,000           4,164
Nippon Steel Corp. (metals--steel) .............          10,000          17,580
Nippon Telegraph & Telephone Corp.
  (telecommunications) .........................              60         497,172
Nippon Yusen Kabushiki Kaisha
  (transportation--shipping)  ..................           1,000           3,386
Nissan Motor Co., Ltd.
  (automobiles) ................................          23,000          72,417
NKK Corp. (metals--steel) ......................          96,000          91,993
Nomura Securities Co., Ltd.
  (financial services) .........................          16,000         186,177
Obayashi Corp.
  (construction & housing) .....................           1,000           4,237
JAPAN (Continued)
Oji Paper Co., Ltd.
  (forest products & paper)  ...................           1,000           4,352
Osaka Gas Co., Ltd.
  (utilities--electrical & gas) ................           6,000          15,389
Sakura Bank, Ltd. (banking)  ...................          30,000          77,814
Sankyo Co., Ltd. (health &
  personal care) ...............................           6,000         136,607
Sanyo Electric Co., Ltd.
  (appliances & household durables) ............          19,000          57,496
Sekisui Chemical Co., Ltd.
  (chemicals) ..................................           1,000           5,116
Sekisui House, Ltd.
  (construction & housing) .....................           1,000           7,745
Sharp Corp.
  (appliances & household durables) ............          14,000         113,378
Shimizu Corp.
  (construction & housing) .....................           9,000          25,938
Sony Corp.
  (appliances & household durables) ............           2,000         172,200
Sumitomo Bank, Ltd. (banking) ..................          17,000         165,355
Sumitomo Chemical Co., Ltd.
  (chemicals) ..................................           1,000           3,084
Sumitomo Electric Industries
  (industrial components) ......................          20,000         202,172
Sumitomo Marine & Fire
  Insurance Co. (insurance)  ...................           1,000           5,591
Sumitomo Metal Industries, Ltd.
  (metals--steel) ..............................          26,000          41,775
Sumitomo Metal Mining Co.
  (metals--nonferrous) .........................           1,000           4,056
Takeda Chemical Industries, Ltd.
  (health & personal care) .....................           8,000         212,692
Teijin, Ltd. (chemicals) .......................           1,000           3,026
Tobu Railway Co., Ltd.
  (transportation--road & rail) ................          44,000         116,346
Tohoku Electric Power Co., Inc.
  (utilities--electrical & gas) ................           2,000          29,468
Tokio Marine & Fire Insurance Co.
  (insurance) ..................................           8,000          82,195
Tokyo Dome Corp. (leisure &
  tourism) .....................................           7,000          37,826
Tokyo Electric Power Co., Inc.
  (utilities--electrical & gas) ................           8,000         156,781
Tokyo Gas Co., Ltd. (utilities--
  electrical & gas) ............................          39,000          86,827
Tokyu Corp.
  (transportation--road & rail) ................          10,000          30,333
Toppan Printing Co., Ltd.
  (business & public services) .................           1,000          10,692
Tostem Corp. (building materials &
  components) ..................................           1,000          12,955
Toto, Ltd. (building materials &
  components) ..................................           1,000           6,074


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                         Shares         Value
                                                      ==========================
COMMON STOCKS (Continued)

JAPAN (Continued)
Toyoda Automatic Loom Works, Ltd.
  (machinery & engineering)  ...................           1,000     $    17,652
Toyota Motor Corp. (automobiles) ...............          23,000         594,917
Yamanouchi Pharmaceutical Co., Ltd.
  (health & personal care) .....................           5,000         104,112
                                                                     -----------
                                                                       8,011,428
                                                                     -----------
NETHERLANDS (8.5%)
ABN AMRO Holding N.V. (banking) ................          25,000         584,990
Akzo Nobel N.V. (health &
  personal care) ...............................           1,800         400,133
Elsevier N.V. (broadcasting &
  publishing) ..................................           6,200          93,569
Heineken N.V. (beverages &
  tobacco) .....................................           7,100         278,873
ING Groep N.V. (insurance) .....................          21,307       1,395,172
Koninklijke KPN N.V. (forest
  products & paper) ............................          13,065         502,889
Philips Electronics N.V.
  (appliances & household durables) ............           7,900         664,086
Royal Dutch Petroleum Co.
  (energy sources) .............................          47,200       2,617,293
TNT Post Group N.V.
  (transportation--shipping) (a) ...............          13,065         333,975
Unilever CVA N.V. (food &
  household products) ..........................          13,900       1,102,858
Wolters Kluwer CVA N.V.
  (broadcasting & publishing) ..................           1,203         165,114
                                                                     -----------
                                                                       8,138,952
                                                                     -----------
NEW ZEALAND (0.1%)
Telecom Corp. of New Zealand Ltd.
  (telecommunications) .........................          51,200         109,498
                                                                     -----------
PORTUGAL (1.4%)
Banco Comercial Portugues, S.A.
  Registered (banking) .........................           7,300         207,294
Banco Espirito Santo e Comercial
  de Lisboa, S.A. Registered
  (banking) ....................................           4,400         132,138
Electricidade de Portugal, S.A.
  (utilities--electrical & gas) ................          16,800         390,562
Jeronimo Martins & Filho SGPS, S.A.
  (food & household products) ..................           2,900         139,327
Portugal Telecom, S.A. Registered
  (telecommunications) .........................           8,300         439,925
                                                                     -----------
                                                                       1,309,246
                                                                     -----------
SPAIN (4.5%)
Acerinox, S.A. (metals--steel) .................             406          54,154
Autopistas Concesionares Espanola, S.A.
  (business & public services) (a) .............           8,340         129,383
Banco de Bilbao Vizcaya, S.A.
  Registered (banking) .........................          13,290         683,197
Banco de Central Hispanoamericano,
  S.A. (banking) ...............................           8,420         265,097
Banco de Santander, S.A. (banking) .............          18,800         481,996
Corporacion Bancaria de Espana,
  S.A. (banking) ...............................          12,960         291,212
Corporacion Mapfre, S.A. (insurance) ...........           2,060          72,393
Endesa, S.A.
  (utilities--electrical & gas) ................          20,480         448,816
Fomento de Construcciones y
  Contratas, S.A. (construction &
  housing) .....................................           1,710          88,352
Gas Natural SDG, S.A.
  (utilities--electrical & gas) ................           2,930         212,057
Iberdrola, S.A.
  (utilities--electrical & gas) ................          23,390         380,431
Repsol, S.A. (energy sources) ..................           7,060         389,680
Telefonica de Espana, S.A.
  (telecommunications) .........................          18,350         849,823
                                                                     -----------
                                                                       4,346,591
                                                                     -----------
SWITZERLAND (8.6%)
Credit Suisse Group Registered
  (banking) ....................................           4,500       1,001,278
Nestle S.A. Registered (food &
  household products) ..........................             850       1,819,014
Novartis S.A. Registered (health &
  personal care) ...............................           1,000       1,664,018
Roche Holdings AG Genusscheine
  (health & personal care) .....................             100         981,994
Schweizerische Rueckversicherungs
  Gesellschaft Registered
  (insurance) ..................................             320         809,277
UBS AG Registered (banking)  ...................           3,615       1,344,186
Zurich Versicherungs Gesellschaft
  Registered (insurance) .......................           1,000         638,181
                                                                     -----------
                                                                       8,257,948
                                                                     -----------
UNITED KINGDOM (23.1%)
Abbey National PLC (banking) ...................          43,210         769,985
Barclays PLC (banking) .........................          37,017       1,069,116
Bass PLC (beverages & tobacco) .................          20,401         381,238
B.A.T Industries PLC
  (beverages & tobacco) ........................          69,473         693,756
BG PLC (energy sources) ........................          95,030         550,195
BOC Group PLC (chemicals) ......................          51,000         696,066
Boots Co. PLC (merchandising) ..................          22,133         368,182


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                                         Shares         Value
                                                      ==========================
COMMON STOCKS (Continued)

UNITED KINGDOM (Continued)
British Airways PLC
  (transportation--airlines)  ..................          23,732     $   255,598
British Petroleum Co. PLC
  (energy sources) .............................         118,397       1,723,586
British Telecommunications PLC
  (telecommunications) .........................         112,720       1,387,042
BTR PLC (multi-industry) .......................          82,493         233,987
BTR PLC Class B (multi-industry) (a) ...........         101,530          58,444
Cable & Wireless PLC
  (telecommunications) .........................          14,447         175,845
Centrica PLC (energy sources) (a) ..............          35,310          59,798
CGU PLC (insurance) ............................          32,766         611,759
Diageo PLC (beverages & tobacco) ...............          63,998         761,881
EMI Group PLC (recreation &
  other consumer goods) ........................           3,270          28,671
General Electric Co. PLC
  (electrical & electronics) ...................          75,486         650,524
GKN PLC (machinery & engineering) ..............          20,598         262,398
Glaxo Wellcome PLC (health &
  personal care) ...............................          58,298       1,754,757
Granada Group PLC (leisure &
  tourism) .....................................          21,770         401,009
Great Universal Stores PLC (The)
  (merchandising) ..............................          33,110         436,705
Hanson PLC (multi-industry)  ...................          17,924         108,784
HSBC Holdings PLC
  (financial services) .........................          10,013         254,109
Imperial Chemical Industries PLC
  (chemicals) ..................................          18,590         299,629
Imperial Tobacco Group PLC
  (beverages & tobacco) ........................           6,283          46,178
Kingfisher PLC (merchandising) .................          24,417         395,584
Lloyds TSB Group PLC (banking) .................          99,566       1,390,475
Marks & Spencer PLC
  (merchandising) ..............................          50,396         459,949
MEPC PLC (real estate) .........................          22,900         202,124
National Power PLC
  (utilities--electrical & gas) ................          30,620         288,145
Peninsular & Oriental Steam
  Navigation Co. Deferred Stock
  (The) (transportation--shipping) .............           8,611         124,207
Prudential Corp. PLC (insurance) ...............          64,300         847,549
Rank Group PLC (leisure & tourism) .............           9,710          52,856
Reed International PLC
  (broadcasting & publishing) ..................          60,540         546,975
Reuters Group PLC
  (broadcasting & publishing) ..................           9,394         107,523
Rio Tinto PLC Registered
  (metals--nonferrous) .........................          26,460         298,224

                                                         Shares         Value
                                                      ==========================
UNITED KINGDOM (Continued)
RMC Group PLC
  (building materials & components) ............          19,500         338,698
Sainsbury (J.) PLC (merchandising) .............          34,475         306,015
Scottish Power PLC
  (utilities--electrical & gas) ................          23,010         203,095
SmithKline Beecham PLC
  (health & personal care) .....................          95,610       1,166,929
Thorn PLC (appliances &
  household durables) ..........................           1,639           6,291
Unilever PLC
  (food & household products) ..................          72,500         778,419
Vodafone Group PLC
  (multi-industry) .............................          52,247         663,396
                                                                     -----------
                                                                      22,215,696
                                                                     -----------
Total Common Stocks
  (Cost $71,787,852)............................                      88,059,006
                                                                     -----------
WARRANTS (0.0%) (b)

FRANCE (0.0%) (b)
Vivendi, S.A.
  Call Warrants
  Strike price FF 900
  Expire 5/2/01
(business & public services) (a)(f) ............           3,597           7,080
                                                                     -----------
Total Warrants..................................                           7,080
                                                                     -----------

                                                         Principal
                                                          Amount
                                                       =========================
SHORT-TERM INVESTMENTS (6.2%)
COMMERCIAL PAPER (6.2%)

UNITED STATES (6.2%)
Goldman Sachs Group L.P. (The)
  6.25%, due 7/1/98
  (financial services) .........................        $3,240,000     3,240,000
Merrill Lynch & Co. Inc.
  6.14%, due 7/1/98
  (financial services) .........................        2,760,000      2,760,000
                                                                     -----------
Total Short-Term Investments
  (Cost $6,000,000).............................                       6,000,000
                                                                     -----------
Total Investments
  (Cost $77,787,852) (d)                                    97.9%     94,066,086(e)
Cash and Other Assets,
  Less Liabilities .............................             2.1       1,977,414
                                                       ----------    -----------
Net Assets .....................................           100.0%    $96,043,500
                                                       ==========    ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

----------
(a)  Non-income producing security.

(b)  Less than one tenth of a percent.

(c) Segregated or partially segregated as collateral for forward foreign currency contracts.

(d)  The cost for Federal income tax purposes is $78,391,829.

(e) At June 30, 1998 net unrealized appreciation for securities was $15,674,257, based on cost for Federal income tax purposes.This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $20,894,109 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,219,852.

(f)  FF--French Franc.

The table below sets forth the diversification of International Equity Fund investments by industry.

                                                        Value          Percent +
                                                     ===========================
INDUSTRY DIVERSIFICATION

Aerospace & Military Technology ................     $   182,257            0.2%
Appliances & Household Durables ................       1,254,458            1.3
Automobiles ....................................       3,049,872            3.2
Banking ........................................      12,811,043           13.3
Beverages & Tobacco ............................       2,660,408            2.8
Broadcasting & Publishing ......................         980,204            1.0
Building Materials & Components ................       1,015,754            1.1
Business & Public Services .....................       1,248,465            1.3
Chemicals ......................................       4,850,683            5.1
Construction & Housing .........................         250,141            0.3
Data Processing & Reproduction .................          38,610            0.0*
Electrical & Electronics .......................       3,167,965            3.3
Electronic Components & Instruments ............         138,336            0.1
Energy Sources .................................       7,706,042            8.0
Financial Services .............................       6,560,583            6.8
Food & Household Products ......................       4,984,541            5.2
Forest Products & Paper ........................         511,406            0.5
Health & Personal Care .........................       7,404,106            7.7
Industrial Components ..........................         464,672            0.5
Insurance ......................................       9,180,427            9.6
Leisure & Tourism ..............................         491,692            0.4
Machinery & Engineering ........................       1,791,786            1.9
Merchandising ..................................       3,567,917            3.7
Metals--Nonferrous .............................         328,162            0.3
Metals--Steel ..................................         254,453            0.3
Miscellaneous--Materials &
  Commodities ..................................         389,920            0.4
Miscellaneous--Materials &
  Components ...................................         145,901            0.2
Multi-Industry .................................       3,038,387            3.2
Real Estate ....................................         202,124            0.1
Recreation & Other Consumer Goods ..............         394,829            0.4
Telecommunications .............................       8,639,162            9.0
Textile & Apparel ..............................         205,254            0.2
Tire & Rubber ..................................         159,838            0.2
Transportation--Airlines .......................         286,190            0.3
Transportation--Road & Rail ....................         260,518            0.3
Transportation--Shipping .......................         461,568            0.5
Utilities--Electrical & Gas ....................       4,738,643            4.9
Wholesale & International Trade ................         249,769            0.3
                                                      ----------           ----
                                                      94,066,086           97.9

Cash and Other Assets,
  Less Liabilities .............................       1,977,414            2.1
                                                     ===========          =====
Net Assets .....................................     $96,043,500          100.0%
                                                     ===========          =====

----------
+    Percentages indicated are based on Fund net assets.

*    Less than one tenth of a percent.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $77,787,852) .................................................   $ 94,066,086
Cash denominated in foreign currencies (identified cost $11,865,738) .............................................     11,840,933
Cash .............................................................................................................        270,965
Receivables:
  Investment securities sold .....................................................................................      7,832,773
  Dividends and interest .........................................................................................        341,518
  Fund shares sold ...............................................................................................        274,255
Unrealized appreciation on forward foreign currency contracts ....................................................        276,199
Unamortized organization expense .................................................................................          9,631
                                                                                                                     ------------
   Total assets ..................................................................................................    114,912,360
                                                                                                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased ................................................................................     18,328,453
  MainStay Management ............................................................................................         80,393
  NYLIFE Distributors ............................................................................................         64,496
  Fund shares redeemed ...........................................................................................         59,867
  Custodian ......................................................................................................         32,719
  Transfer agent .................................................................................................         31,197
  Trustees .......................................................................................................            550
Accrued expenses .................................................................................................         66,668
Unrealized depreciation on forward foreign currency contracts ....................................................        204,517
                                                                                                                     ------------
   Total liabilities .............................................................................................     18,868,860
                                                                                                                     ------------
Net assets .......................................................................................................   $ 96,043,500
                                                                                                                     ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ........................................................................................................   $     17,960
  Class B ........................................................................................................         62,716
Additional paid-in capital .......................................................................................     82,002,737
Accumulated undistributed net investment income ..................................................................         64,844
Accumulated net realized loss on investments .....................................................................     (2,572,432)
Accumulated undistributed net realized gain on foreign currency transactions .....................................         16,347
Net unrealized appreciation on investments .......................................................................     16,278,234
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies
  and forward foreign currency contracts .........................................................................        173,094
                                                                                                                     ------------
Net assets .......................................................................................................   $ 96,043,500
                                                                                                                     ============
CLASS A
Net assets applicable to outstanding shares ......................................................................   $ 21,616,108
                                                                                                                     ============
Shares of beneficial interest outstanding ........................................................................      1,796,008
                                                                                                                     ============
Net asset value per share outstanding ............................................................................   $      12.04
Maximum sales charge (5.50% of offering price) ...................................................................           0.70
                                                                                                                     ------------
Maximum offering price per share outstanding .....................................................................   $      12.74
                                                                                                                     ============
CLASS B
Net assets applicable to outstanding shares ......................................................................   $ 74,427,392
                                                                                                                     ============
Shares of beneficial interest outstanding ........................................................................      6,271,595
                                                                                                                     ============
Net asset value and offering price per share outstanding .........................................................   $      11.87
                                                                                                                     ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a) ..................................................................................................   $  1,001,919
  Interest .......................................................................................................        279,149
                                                                                                                     ------------
   Total income ..................................................................................................      1,281,068
                                                                                                                     ------------
Expenses:
  Management .....................................................................................................        442,716
  Distribution--Class B ..........................................................................................        259,110
  Transfer agent .................................................................................................        184,564
  Service--Class B ...............................................................................................         86,344
  Shareholder communication ......................................................................................         41,353
  Custodian ......................................................................................................         34,622
  Service--Class A ...............................................................................................         24,335
  Registration ...................................................................................................         21,883
  Professional ...................................................................................................         18,833
  Recordkeeping ..................................................................................................         16,480
  Amortization of organization expense ...........................................................................          3,973
  Trustees .......................................................................................................          1,119
  Miscellaneous ..................................................................................................         13,332
                                                                                                                     ------------
   Total expenses ................................................................................................      1,148,664
                                                                                                                     ------------
Net investment income ............................................................................................        132,404
                                                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions ..........................................................................................        502,368
  Foreign currency transactions ..................................................................................         16,347
                                                                                                                     ------------
Net realized gain on investments and foreign currency transactions ...............................................        518,715
                                                                                                                     ------------
Net change in unrealized appreciation on investments:
  Security transactions ..........................................................................................     12,449,974
  Translation of other assets and liabilities in foreign currencies and forward foreign currency contracts .......        (69,459)
                                                                                                                     ------------
Net unrealized gain on investments and foreign currency transactions .............................................     12,380,515
                                                                                                                     ------------
Net realized and unrealized gain on investments and foreign currency transactions ................................     12,899,230
                                                                                                                     ------------
Net increase in net assets resulting from operations .............................................................   $ 13,031,634
                                                                                                                     ============

----------
(a)  Dividends recorded net of foreign withholding taxes of $202,602.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                              Six months
                                                                                ended          Year ended
                                                                               June 30,       December 31,
                                                                                 1998*            1997
                                                                             ------------    -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income (loss) ...........................................   $    132,404    $   (264,494)
  Net realized gain (loss) on investments ................................        502,368      (2,546,199)
  Net realized gain on foreign currency transactions .....................         16,347       5,603,167
  Net change in unrealized appreciation on investments ...................     12,449,974       2,314,070
  Net change in unrealized appreciation on translation of other assets and liabilities in foreign currencies
   and forward foreign currency contracts ................................        (69,459)     (2,399,668)
                                                                             ------------    ------------
  Net increase in net assets resulting from operations ...................     13,031,634       2,706,876
                                                                             ------------    ------------
Distributions to shareholders:
  From net realized gain on foreign currency transactions:
   Class A ...............................................................             --        (999,553)
   Class B ...............................................................             --      (3,204,542)
                                                                             ------------    ------------
     Total distributions to shareholders .................................             --      (4,204,095)
                                                                             ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A ...............................................................      5,780,730       7,554,344
   Class B ...............................................................     13,333,242      35,130,288
  Net asset value of shares issued to shareholders in reinvestment of distributions:
   Class A ...............................................................             --         609,945
   Class B ...............................................................             --       2,990,896
                                                                             ------------    ------------
                                                                               19,113,972      46,285,473
  Cost of shares redeemed:
   Class A ...............................................................     (4,550,797)     (7,941,595)
   Class B ...............................................................    (12,243,944)    (26,338,394)
                                                                             ------------    ------------
     Increase in net assets derived from capital share transactions ......      2,319,231      12,005,484
                                                                             ------------    ------------
Net increase in net assets ..............................................     15,350,865      10,508,265
NET ASSETS:
Beginning of period ......................................................     80,692,635      70,184,370
                                                                             ------------    ------------
End of period ............................................................   $ 96,043,500    $ 80,692,635
                                                                             ============    ============
Accumulated undistributed net investment income
    (excess distribution) at end of period ...............................   $     64,844    $    (67,560)
                                                                             ============    ============

----------
* Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                                                          Class B
                                                                                                                     ---------------
                               Class A    Class B    Class A     Class B   Class A     Class B   Class A    Class B  September 13,**
                               -------    -------    -------     -------   -------     -------   -------    -------     through
                                 Six months ended         Year ended           Year ended            Year ended       December 31,
                                  June 30, 1998*      December 31, 1997     December 31, 1996     December 31, 1995       1994
                               ------------------    ------------------   --------------------   ------------------  ---------------
Net asset value at
  beginning of period ........  $10.33     $10.22     $10.48     $10.38     $10.05      $9.97     $9.77     $9.77        $10.00
                                ------     ------     ------     ------     ------      -----     -----     -----        ------
Net investment income
  (loss) .....................    0.02       0.02       0.80       0.72       0.29        0.24     0.27      0.26         (0.04)
Net realized and
  unrealized gain (loss)
  on investments .............    1.70       1.64       0.03       0.03       0.07        0.07     0.10      0.07         (0.16)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions ...............   (0.01)     (0.01)     (0.36)     (0.37)      0.62        0.59     0.14      0.09          (0.03)
                                ------     ------     ------     ------     ------       -----    -----     -----          -----
Total from investment
  operations .................    1.71       1.65       0.47       0.38       0.98        0.90     0.51      0.42          (0.23)
                                ------     ------     ------     ------     ------       -----    -----     -----          -----
Less distributions:
From net realized gain on
  foreign currency
  transactions ...............      --         --     (0.62)     (0.54)     (0.52)      (0.46)   (0.15)     (0.15)           --
In excess of net realized
  gain on investments ........      --         --        --         --      (0.03)      (0.03)   (0.08)     (0.07)           --
                                ------     ------     ------     ------     ------      -----     -----     -----        ------
Total distributions ..........      --         --     (0.62)     (0.54)     (0.55)      (0.49)   (0.23)     (0.22)           --
                                ------     ------     ------     ------     ------      -----     -----     -----        ------
Net asset value at end
  of period ..................  $12.04     $11.87    $10.33     $10.22      10.48      $10.38   $10.05      $9.97          $9.77
                                ======     ======    ======      ======     ======      ======   =====      =====          =====
Total investment return (a) ..   16.55%     16.14%     4.52%      3.78%      9.78%       9.05%    5.25%      4.27%         (2.30%)
Ratios (to average net
   assets)/Supplemental Data:
     Net investment
       income (loss) .........    0.88%+     0.13%+    0.19%     (0.49%)     (0.1%)      (0.8%)   (0.2%)    (1.0%)         (1.6%)+
     Expenses ................    2.01%+     2.76%+    2.01%      2.69%       2.0%        2.7%     2.2%      3.0%           3.9%+
Portfolio turnover rate ......      19%        19%       43%        43%        19%         19%      25%       25%             9%
Net assets at end of
  period (in 000's) .......... $21,616    $74,427   $17,452    $63,241    $17,475     $52,709  $12,856   $25,341        $20,549

----------
*    Unaudited.

**   Commencement of Operations.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on

Notes to Financial Statements unaudited


the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at June 30, 1998:

                                                                         Contract               Contract               Unrealized
                                                                          Amount                 Amount                Appreciation/
                                                                           Sold                Purchased              (Depreciation)
                                                                    -------------------   ----------------------      -------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring 7/10/98 ..............  A$        1,275,485    $             754,449          $(35,578)
Deutsche Mark vs. Italian Lira, expiring 7/14/98 .................  DM        3,047,358    IL      3,005,000,000             2,030
Deutsche Mark vs. Pound Sterling, expiring 7/1/98 ................  DM       18,765,798   (pound)      6,354,650           206,175
Deutsche Mark vs. Spanish Peseta, expiring 7/14/98 ...............  DM        1,827,470     SP       155,135,000               461
Deutsche Mark vs. U.S. Dollar, expiring 7/24/98 ..................  DM       17,849,621     $          9,955,867            51,845
Deutsche Mark vs. U.S. Dollar, expiring 7/24/98 ..................  DM        8,964,500     $          4,947,705           (26,328)
Italian Lira vs. Deutsche Mark, expiring 7/14/98 .................  IL    3,005,000,000     DM         3,034,740            (9,027)
Pound Sterling vs. Deutsche Mark, expiring 7/1/98.................(pound)     6,354,650     DM        18,928,176          (116,215)

MainStay International Equity Fund

                                                                  Contract               Contract             Unrealized
                                                                   Amount                  Amount            Appreciation/
                                                                    Sold                 Purchased          (Depreciation)
                                                             ---------------------   ------------------     --------------
Foreign Currency Sale Contracts (continued)
-------------------------------------------
Pound Sterling vs. Deutsche Mark, expiring 9/30/98.........  (pound)     1,204,000   DM       3,587,920        $   356
Spanish Peseta vs. Deutsche Mark, expiring 7/14/98.........  SP        208,693,000   DM       2,456,599         (1,605)
Swiss Franc vs. Deutsche Mark, expiring 9/29/98............  CF            890,200   DM       1,066,274          1,692

                                                                  Contract              Contract
                                                                   Amount                 Amount
                                                                  Purchased                Sold
                                                             -------------------     ------------------
Foreign Currency Buy Contracts
------------------------------
Australian Dollar vs. U.S. Dollar, expiring 7/10/98........  A$        1,275,485     $          776,388         13,640
Deutsche Mark vs. U.S. Dollar, expiring 7/24/98............  DM        3,647,836     $        2,039,798        (15,764)
                                                                                                              --------
Net unrealized appreciation on forward foreign currency contracts                                             $ 71,682
                                                                                                              ========

Organization Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $49,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period-end exchange rates are reflected in unrealized foreign exchange gains.

Foreign currency held at June 30, 1998:

                     Currency                                           Cost                           Value
--------------------------------------------------                   -----------                    -----------
Austrian Schilling         AS               49,770                   $     3,914                    $     3,919
Belgian Franc              BF            2,197,170                        59,497                         59,047
Canadian Dollar            C$            6,914,269                     4,722,700                      4,701,669
Deutsche Mark              DM              437,159                       243,136                        242,193
French Franc               FF              694,419                       116,059                        114,856
Hong Kong Dollar           HK           10,234,453                     1,320,828                      1,320,818
Italian Lira               IL           50,852,654                        28,767                         28,630
Japanese Yen              (Yen)          7,000,055                        49,384                         50,435
Netherland Guilder         NG           10,024,714                     4,925,274                      4,928,091
New Zealand Dollar         N$                4,755                         2,482                          2,468
Norwegian Krone            NK                5,679                           772                            740
Portuguese Escudo          PE           14,998,718                        82,161                         81,203
Spanish Peseta             SP              938,768                         6,187                          6,132
Swiss Franc                CF              456,151                       304,577                        300,732
                                                                     -----------                    -----------
                                                                     $11,865,738                    $11,840,933
                                                                     ===========                    ===========

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay International Equity Fund


Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 1.00%. For the six months ended June 30, 1998, the Manager earned $442,716.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.60% of the average daily net assets of the Fund.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $5,931 for the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $54,676 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $188,602.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, NYLIFE Distributors beneficially held Class A shares of the Fund with a net asset value of $7,526,234, which represents 34.8% of the net assets of Class A shares at period end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,240 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $16,480 for the six months ended June 30, 1998.

Note 4--Federal Income Tax:

At December 31, 1997, for Federal income tax purposes, capital loss carryforwards of $33,129, net of losses of $2,932,489 which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2005. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $28,163 and $13,635, respectively.

MainStay International Equity Fund


Note 6--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at June 30, 1998.

Note 7--Capital Share Transactions (in 000's):

                                                                    Six months ended             Year ended
                                                                     June 30, 1998*          December 31, 1997
                                                                  --------------------      --------------------
                                                                  Class A      Class B      Class A      Class B
                                                                  -------      -------      -------      -------
Shares sold ................................................         495        1,174          707        3,242
Shares issued in reinvestment of dividends and distributions          --           --           59          296
                                                                  ------       ------       ------       ------
                                                                     495        1,174          766        3,538
Shares redeemed ............................................        (388)      (1,088)        (745)      (2,429)
                                                                  ------       ------       ------       ------
Net increase ...............................................         107           86           21        1,109
                                                                  ======       ======       ======       ======


----------
*  Unaudited.

                       This page intentionally left blank

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S.(primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                              MainStay International Equity Fund



                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited

                           [LOGO] MAINSTAY (R) FUNDS


                              OFFICERS & TRUSTEES*

    Richard M. Kernan, Jr.     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
        Donald E. Nickelson    Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
        A. Thomas Smith III    Secretary

                             Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay International Equity Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA11-08/98
[RECYCLED SYMBOL]

Table of Contents

President's Letter                                                             2

MainStay Government Fund Highlights                                            3

$10,000 Invested in the MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation--
Class A & Class B Shares                                                       4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Portfolio Composition                                                          7

Returns & Lipper Rankings                                                      9

Portfolio of Investments                                                      10

Unaudited Financial Statements                                                13

Notes to Financial Statements                                                 17

The MainStay Funds                                                            22

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.
The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin

July 1998

----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Government Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

 .    Domestic bond markets were influenced by Asian economic contractions, a solid U.S. economy, and relatively tame inflation during the first six months of 1998.

 .    During the reporting period, the market experienced low volatility and a flattening yield curve in the second quarter.

 .    Although 30-year Treasury bond yields declined to record levels in June, overall, yields tended to remain in a relatively narrow range.

 .    Mortgage prepayments came in waves as interest rates experienced minor shifts over the reporting period.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

 .    One-year total returns of 10.81% and 10.09% for Class A shares and Class B shares, respectively, excluding all sales charges, as of 6/30/98.

 .    The Fund benefited by shifting from long to neutral duration in both the first and second quarters of 1998.

 .    In the Treasury market, moving between newer and older issues provided opportunities to enhance returns.

 .    Shifting the Fund's concentration in mortgage-backed securities also benefited the Fund, although being overweighted at the end of the second quarter had a marginally negative impact on performance.

 .    Class A shares outperformed and Class B shares slightly underperformed the average Lipper* general U.S. government fund, which returned 3.62% for the six months ended 6/30/98, with Class A shares ranking in the top 16% of all Lipper peer funds.


----------
* See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation


Class A Shares SEC Returns: 1-Year 5.83%, 5-Year 4.90%, 10-Year 6.72%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  MainStay              Lehman Brothers
Period end     Government Fund       Government Bond Index*    Inflation+
--------------------------------------------------------------------------------
6/88              $ 9,550                  $10,000              $10,000
6/89              $10,668                  $11,208              $10,517
6/90              $11,070                  $11,985              $11,008
6/91              $12,083                  $13,200              $11,526
6/92              $13,462                  $15,015              $11,882
6/93              $14,406                  $16,952              $12,238
6/94              $14,204                  $16,725              $12,543
6/95              $15,684                  $18,742              $12,924
6/96              $16,197                  $19,587              $13,280
6/97              $17,295                  $21,036              $13,585
6/98              $19,165                  $23,403              $13,813

Class B Shares SEC Returns: 1-Year 5.09%, 5-Year 5.08%, 10-Year 6.98%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  MainStay              Lehman Brothers
Period end     Government Fund       Government Bond Index*    Inflation+
--------------------------------------------------------------------------------
6/88              $10,000                  $10,000              $10,000
6/89              $11,171                  $11,208              $10,517
6/90              $11,591                  $11,985              $11,008
6/91              $12,652                  $13,200              $11,526
6/92              $14,096                  $15,015              $11,882
6/93              $15,085                  $16,952              $12,238
6/94              $14,873                  $16,725              $12,543
6/95              $16,362                  $18,742              $12,924
6/96              $16,798                  $19,587              $13,280
6/97              $17,833                  $21,036              $13,585
6/98              $19,632                  $23,403              $13,813

----------
     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/30/88 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for the period 6/30/88 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 6/30/88. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Lehman Brothers Government Bond Index includes issues of the U.S. government and agencies thereof, as well as fixed-rate debt issues that are rated investment grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 1998, the domestic bond markets were largely influenced by world events. Economic contractions in Asian markets, including Japan, caused difficulties in markets from Latin America to Russia and China. One positive outcome has been relatively tame inflation, which has kept the Federal Reserve from adjusting domestic interest rates. As a result, interest rates in general have remained within a relatively narrow range, with 2-year Treasuries declining just 16 basis points over the first half of the year, and 30-year Treasuries remaining flat in the first quarter, but declining 30 basis points in the second quarter of 1998.

The price rally led to a flattening yield curve, which presented some opportunities. From a technically oriented viewpoint, supply dynamics created trading opportunities among newer and older issues. Higher-coupon mortgage-backed securities saw high prepayments early in the year, creating buying opportunities. Overall, however, Treasuries tended to outperform other sectors over the first half of the year.

The market has begun to see investors reawaken to the income-securities markets. Broad market returns exceeded 10% over the past year, returns equity-market participants would have expected, before the strong bull equity market of the past three years. During two of the past three quarters, bond returns were in line with or exceeded stock returns and investors have responded by increasing their bond allocations.

Given this context, how did the MainStay Government Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Government Fund returned 3.95% and 3.57% for Class A shares and Class B shares, respectively, excluding all sales charges. Class A shares outperformed and Class B shares slightly underperformed the average Lipper* general U.S. government fund, which returned 3.62% for the first half of 1998, and Class A shares ranked in the top 16% of all Lipper peer funds.

What accounted for the Fund's strong performance?

The Fund's duration strategy benefited performance throughout the reporting period. Given our strategically bullish outlook, we kept the Fund's duration in the neutral to long range. Over the reporting period, the Fund was neutral as rates headed higher and longer as rates were rallying.

Another factor that helped the Fund outperform its peers was the yield curve. In the first quarter, the yield curve was unchanged, so the Fund had no opportunity to add value there. But in the second quarter, the curve flattened about 20 basis points. Because the Fund was very heavily concentrated in the back end of the market, it was able to draw substantial benefit from the rally in 30-year Treasury bonds, compared to funds with investments more evenly spread across various maturities.


Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Basis point
-----------

One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Yield curve
-----------

When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

----------
* See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

Supply and demand
-----------------

In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

Mortgage-backed securities
--------------------------

Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

Duration
--------

A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

CLASS A SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                      Total Return %
----------------------------------------------
12/86                                 5.92
12/87                                 3.53
12/88                                 6.40
12/89                                12.17
12/90                                 6.92
12/91                                13.40
12/92                                 3.81
12/93                                 5.88
12/94                                (2.85)
12/95                                16.38
12/96                                 1.97
12/97                                 9.12
6/98                                  3.95

Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94.

See footnote * on page 9 for more information on performance.

CLASS B SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                      Total Return %
----------------------------------------------
12/86                                 5.92
12/87                                 3.53
12/88                                 6.40
12/89                                12.17
12/90                                 6.92
12/91                                13.40
12/92                                 3.81
12/93                                 5.88
12/94                                (2.85)
12/95                                15.69
12/96                                 1.25
12/97                                 8.54
6/98                                  3.57

See footnote * on page 9 for more information on performance.


Were there specific strategies you used to add value to the Fund's portfolio during the reporting period?

Yes. We added value to the Fund's portfolio through specific security selection in the Treasury market. Using a variety of technical indicators, we moved the Fund between newer and older issues to take advantage of shifting supply dynamics. The result was an incremental increase in return. Older Treasuries added value in the beginning part of both the first and second quarters, newer securities in the latter part of each quarter. Over the period, the strategy had a positive impact on the Fund's performance.

PORTFOLIO COMPOSITION AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                                   Percentage
----------------------------------------------------
U.S. Treasury Notes                            19.3%
U.S. Treasury Bonds                            22.0%
Federal National Mortgage Association          19.7%
Government Nationbal Mortgage Association      22.0%
Federal Home Loan Bank                          5.9%
Cash, Equivalents, and Other Assets            11.1%

Actual percentages will vary over time.


What happened in the market for mortgage-backed securities?

At the beginning of the year, the Fund was underweighted in higher-coupon mortgage-backed securities. At the time, we anticipated a surge in prepayments and believed that mortgage-related bonds would underperform. That's exactly what happened and our decision to reduce the Fund's exposure to high-coupon mortgage securities had a positive impact on performance.

After the prepayments rose, we increased the Fund's exposure to mortgage securities, feeling that at their adjusted price levels they had appreciation potential. At that point, we focused primarily on commercial mortgages for a couple of reasons. First, new issuance was heavy, but demand was not, which tended to force prices down to attractive levels. We also liked commercial mortgages because we believed they carried less risk of prepayments if interest rates continued to decline.

What was the impact on the Fund's performance?

As the market began to rally in the second quarter of 1998, we pared back on the Fund's positions to take profits. Naturally, that was positive for the Fund's performance. But the Fund remained overweighted in mortgage-backed securities in the latter part of the second quarter, which hurt performance a bit when a second wave of prepayments began.

As it happens, the Fund had invested in coupons that were relatively insensitive to prepayment risk, but as the mortgage market in general underperformed, we believe the Fund missed some opportunities available in the Treasury market.

Did the Fund make any dramatic shifts in its sector allocations during the reporting period?

Not really. Overall, the Fund increased its weighting in mortgages from 23% of net


Back end of the market
----------------------

Bonds are issued in a variety of maturities from very short to as long as 30 years or more. The back end of the market refers to bonds with longer maturities, such as 30-year issues.

Weighting
---------

The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be underweighted in a sector when that portion of the portfolio is lower than the sector's general relationship to the market as a whole.

assets at the beginning of the year to about 25% at the end of the first half of 1998. The allocation to Treasuries and agencies was reduced slightly, and the Fund's weighting in variable-rate notes increased.

Has the Fund's investment portfolio maintained its high-quality rating?

Yes, it has. The overall credit quality of the securities in the Fund's investment portfolio is Agency,+ which is better than AAA.++ As we seek opportunities for the Fund, we try to keep it invested in the highest-quality securities to avoid exposing the Fund's shareholders to unnecessary credit risks. We're pleased with the Fund's recent performance, because we believe it has provided investors higher-than-average returns with lower-than-average risk in the government securities market.

What is your outlook for the future?

We believe that the major factors influencing our strategy over the past year--Asian turmoil, inflation expectations, and reactions to reduced Treasury financing--have been almost fully priced into the market. While we remain bullish on bonds for the longer term, as we start the third quarter, we are taking a more neutral strategy for the Fund. We believe that given the budget surplus, the changes in the Treasury's financing calendar will provide opportunities along the yield curve. We also see opportunities among mortgage securities that have low probabilities of refinancing.

Whatever happens, the Fund will continue to seek securities that offer a high level of current income, consistent with safety of principal.


Ravi Akhoury
Edward Munshower
Portfolio Managers
MacKay Shields Financial Corporation

----------
+ Agency rating is above AAA. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

++ Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong.

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 6/30/98

=======================================================================================
Fund average annual total returns*
=======================================================================================
                                                                       Life of Fund
                      1 year         5 years         10 years         through 6/30/98
Class A               10.81%         5.87%           7.21%                 7.01%
Class B               10.09%         5.41%           6.98%                 6.82%

=======================================================================================
Fund SEC returns*
=======================================================================================
                                                                       Life of Fund
                      1 year         5 years         10 years         through 6/30/98
Class A               5.83%          4.90%           6.72%                 6.60%
Class B               5.09%          5.08%           6.98%                 6.82%

=======================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
=======================================================================================
                                                                       Life of Fund
                      1 year         5 years         10 years         through 6/30/98
Class A               28 out of        n/a            n/a               70 out of
                      181 funds                                         136 funds
Class B               67 out of      65 out of       48 out of          28 out of
                      181 funds      96 funds        53 funds           35 funds
Average Lipper
general U.S.
government fund       10.17%         5.72%           7.88%                 7.47%

=======================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
=======================================================================================
                   NAV 6/30/98              Income            Capital Gains
Class A               $8.35                 $0.2418              $0.0000
Class B               $8.33                 $0.2109              $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering (5/1/86) through 6/30/98. The Fund's Class A shares were first offered to the public on 1/3/95.

MainStay Government Fund

                                             Principal
                                               Amount           Value
                                           ===============================
LONG-TERM INVESTMENTS (107.7%)+

ASSET-BACKED SECURITIES (17.1%)

AIRPLANE LEASES (2.9%) AerCo Ltd.
  Series 1A Class A1
  5.8463%, due 7/15/23 (a)(d) ........     $ 4,185,000        $  4,185,000
Airplanes Pass-Through Trust
  Series 1 Class C
  8.15%, due 3/15/19 (c) .............       6,035,888           6,351,263
Morgan Stanley Aircraft Finance
  Series 1A Class A1
  5.8663%, due 3/15/23 (a)(d) ........       6,915,000           6,912,580
                                                              ------------
                                                                17,448,843
                                                              ------------
CONSUMER LOANS (5.0%)
Chase Manhattan Recreational
  Vehicle Owner Trust
  Series 1997-A Class A5
  6.05%, due 11/15/04 (c) ............       7,475,000           7,483,148
Green Tree Recreational Equipment &
  Consumer Trust
  Series 1996-C Class A1
  5.8963%, due 10/15/17 (c)(d) .......       2,021,236           2,022,186
  Series 1997-C Class A1
  6.49%, due 2/15/18 (c) .............      16,586,037          16,675,269
NationsCredit Grantor Trust
  Series 1997-2 Class A2
  6.25%, due 11/15/13 (c) ............       3,608,174           3,618,421
                                                              ------------
                                                                29,799,024
                                                              ------------
EQUIPMENT LOANS (2.9%)
Case Equipment Loan Trust
  Series 1997-A Class A3
  6.45%, due 3/15/04 (c) .............      17,600,000          17,709,472
                                                              ------------
HOME EQUITY LOANS (5.6%)
Household Finance Corp.
  Home Equity Loan Asset-Backed
  Certificates
  Series 1992-2 Class A2
  6.0475%, due 10/20/07 (c)(d) .......       8,029,325           8,041,851
  Revolving Home Equity Loan Trust
  Series 1994-2 Class A1
  5.8863%, due 9/20/14 (c)(d) ........       7,213,722           7,281,386
Money Store Home Equity Trust (The)
  Series 1997-A Class A10
  5.7862%, due 5/15/25 (c)(d) ........       3,474,074           3,473,518
Saxon Asset Securities Trust
  Series 1997-3 Class AF1
  5.8163%, due 10/25/20 (c)(d) .......       2,399,018           2,399,762
Southern Pacific Secured Asset Corp.
  Series 1997-1 Class A1
  5.8563%, due 4/25/27 (c)(d) ........      12,684,512          12,686,542
                                                              ------------
                                                                33,883,059
                                                              ------------
STUDENT LOANS (0.7%)
Nellie Mae, Inc.
  Series 1996-1 Class A1
  5.8263%, due 12/15/04 (c)(d) .......       4,142,649           4,143,933
                                                              ------------
Total Asset-Backed Securities
  (Cost $102,737,825) ................                         102,984,331
                                                              ------------

MORTGAGE-BACKED SECURITIES (8.1%)

COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
  MORTGAGE OBLIGATIONS)(5.1%)
First Union-Lehman Brothers
  Bank of America
  Commercial Mortgage Trust
  Series 1998-C2 Class A1
  6.28%, due 6/18/07 .................       5,608,386           5,645,906
FMAC Loan Receivables Trust
  Series 1998-BA Class A2
  6.74%, due 11/15/20 (a)(c) .........       4,315,000           4,377,093
General Motors Acceptance Corp.
  Commercial Mortgage Securities Inc.
  Series 1998-C1 Class A1
  6.411%, due 11/15/07 (c) ...........       5,063,146           5,127,702
Merrill Lynch Mortgage Investors, Inc.
  Series 1998-C2 Class A2
  6.39%, due 2/15/30 (c) .............       3,375,000           3,408,109
  Series 1998-C1 Class A2
  6.48%, due 11/15/26 (c)(d) .........       3,375,000           3,409,864
  Series 1995-C2 Class A1
  7.0875%, due 6/15/21 (c)(d) ........       6,699,864           6,816,173
Mortgage Capital Funding, Inc.
  Series 1998-MC1 Class A1
  6.417%, due 6/18/07 (c) ............       2,155,032           2,181,840
                                                              ------------
                                                                30,966,687
                                                              ------------
RESIDENTIAL MORTGAGE LOANS (COLLATERALIZED
  MORTGAGE OBLIGATIONS) (3.0%)
Bear Stearns Mortgage Securities, Inc.
  Series 1996-4 Class AI2
  10.50%, due 9/25/27 (c) ............         891,445             903,979
Residential Asset Securitization Trust
  Series 1997-A3 Class A7
  10.00%, due 5/25/27 (c) ............       4,261,070           4,383,576

----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1998 unaudited

                                             Principal
                                               Amount           Value
                                           ===============================
MORTGAGE-BACKED SECURITIES (Continued)

RESIDENTAL MORTGAGE LOANS (COLLATERIZED
  MORTGAGE OBLIGATIONS) (Continued)
Residential Asset Securitization Trust
  Series 1997-A5 Class A4
  10.00%, due 7/25/27 (c) ............     $ 2,531,514         $ 2,588,473
  Series 1997-A8 Class A2
  10.00%, due 10/25/27 (c) ...........       2,162,694           2,346,523
Structured Asset Securities Corp.
  Series 1998-C2A Class B
  5.9763%, due 1/25/01 (a)(d) ........       4,775,792           4,775,792
  Series 1996-2 Class A1
  7.00%, due 8/25/26 (c) .............       2,915,045           2,927,259
                                                              ------------
                                                                17,925,602
                                                              ------------
Total Mortgage-Backed Securities
  (Cost $48,951,667) .................                          48,892,289
                                                              ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (82.5%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.4%)
  5.25%, due 1/15/03 .................      21,280,000          20,877,595
                                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (15.8%)
  6.00%, due 7/20/13 TBA (b) .........      20,615,000          20,402,459
  6.45%, due 1/1/05 (c) ..............       5,328,879           5,444,249
  6.50%, due 12/1/27 (c) .............       4,327,350           4,311,815
  6.50%, due 8/13/28 TBA (b) .........      16,265,000          16,188,717
  6.54%, due 1/1/05 (c) ..............       4,976,450           5,108,973
  7.00%, due 7/20/13-8/13/28 TBA (b)..      42,950,000          43,548,585
                                                              ------------
                                                                95,004,798
                                                              ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
  (MORTGAGE PASS-THROUGH SECURITIES) (22.0%)
  7.00%, due 8/19/28 TBA (b) .........      49,415,000          50,156,225
  7.50%, due 12/15/23 (c) ............       7,094,220           7,298,179
  8.00%, due 7/21/28 TBA (b) .........      54,710,000          56,681,901
  9.50%, due 5/15/22 (c) .............      16,783,307          18,377,721
                                                              ------------
                                                               132,514,026
                                                              ------------
UNITED STATES TREASURY BONDS (22.0%)
  6.125%, due 11/15/27 (e) ...........      24,380,000          26,124,633
  7.625%, due 2/15/25 (e) ............      54,360,000          68,442,502
  8.875%, due 8/15/17 (e) ............      27,882,000          38,010,973
                                                              ------------
                                                               132,578,108
                                                              ------------
UNITED STATES TREASURY NOTES (19.3%)
  5.50%, due 11/15/98 (e) ............      11,850,000          11,853,674
  5.75%, due 4/30/03 (e) .............      36,305,000          36,662,241
  6.25%, due 2/15/03  ................       6,635,000           6,827,813
  6.625%, due 5/15/07 (e) ............      48,915,000          52,537,645
  7.875%, due 11/15/04 ...............       7,440,000           8,356,013
                                                              ------------
                                                               116,237,386
                                                              ------------
Total U.S. Government &
  Federal Agencies
  (Cost $492,443,798) ................                         497,211,913
                                                              ------------
Total Long-Term Investments
  (Cost $644,133,290) ................                         649,088,533
                                                              ------------
SHORT-TERM INVESTMENTS (24.5%)

COMMERCIAL PAPER (18.1%)
General Electric Co.
  5.62%, due 7/6/98 ..................      29,165,000          29,142,235
Goldman Sachs Group L.P.
  5.52%, due 7/6/98 ..................      24,990,000          24,970,841
Merrill Lynch & Co. Inc.
  5.63%, due 7/6/98 (c) ..............      20,000,000          19,984,361
Norwest Corp.
  5.71%, due 7/2/98 ..................      15,000,000          14,997,621
Salomon, Smith Barney Holdings Inc.
  5.56%, due 7/1/98 ..................      20,000,000          20,000,000
                                                              ------------
Total Commercial Paper
  (Cost $109,095,058) ................                         109,095,058
                                                              ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

                                             Principal
                                               Amount           Value
                                           ===============================
SHORT-TERM INVESTMENTS (Continued)

FEDERAL AGENCIES (6.4%)
Federal Home Loan Bank
  Discount Corp.
  5.55%, due 7/1/98 ..................     $35,500,000        $ 35,500,000
                                                              ------------
Federal National Mortgage
  Association
  5.55%, due 7/2/98 ..................       2,975,000           2,974,541
                                                              ------------
Total Federal Agencies
  (Cost $38,474,541) .................                          38,474,541
                                                              ------------
Total Short-Term Investments
  (Cost $147,569,599) ................                         147,569,599
                                                              ------------
Total Investments
  (Cost $791,702,889)(f) ............            132.2%        796,658,132(g)
Liabilities in Excess of
  Cash and Other Assets ..............           (32.2)       (193,975,589)
                                           -----------        ------------
Net Assets ...........................           100.0%       $602,682,543
                                           ============       ============

----------
(a)  May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c)  Segregated as collateral for TBA.
(d)  Floating rate. Rate shown is the rate in effect at June 30, 1998.
(e)  Represents securities out on loan or a portion of which is out on loan.
(f)  The cost for Federal income tax purposes is $791,746,166.
(g) At June 30, 1998 net unrealized appreciation was $4,911,966, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,703,671 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $791,705.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $791,702,889) .....   $  796,658,132
Collateral held for securities loaned, at value (Note 5) ..............      156,513,750
Receivables:
  Investment securities sold ..........................................       69,668,717
  Interest ............................................................        5,112,959
  Fund shares sold ....................................................          233,741
                                                                          --------------
   Total assets .......................................................    1,028,187,299
                                                                          --------------
LIABILITIES:
Securities lending collateral, at value (Note 5) ......................      156,513,750
Payables:
  Investment securities purchased .....................................      264,712,187
  Fund shares redeemed ................................................          767,033
  NYLIFE Distributors .................................................          496,507
  MainStay Management .................................................          299,559
  Transfer agent ......................................................           90,470
  Custodian ...........................................................           50,162
  Trustees ............................................................            3,903
Accrued expenses ......................................................           79,343
Dividend payable ......................................................        2,491,842
                                                                          --------------
   Total liabilities ..................................................      425,504,756
                                                                          --------------
Net assets ............................................................   $  602,682,543
                                                                          ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A .............................................................   $       20,496
  Class B .............................................................          702,822
Additional paid-in capital ............................................      718,128,099
Accumulated distribution in excess of net investment income ...........       (1,350,187)
Accumulated net realized loss on investments ..........................     (119,773,930)
Net unrealized appreciation on investments ............................        4,955,243
                                                                          --------------
Net assets ............................................................   $  602,682,543
                                                                          ==============
CLASS A
Net assets applicable to outstanding shares ...........................   $   17,115,290
                                                                          ==============
Shares of beneficial interest outstanding .............................        2,049,592
                                                                          ==============
Net asset value per share outstanding .................................   $         8.35
Maximum sales charge (4.50% of offering price) ........................             0.39
                                                                          --------------
Maximum offering price per share outstanding ..........................   $         8.74
                                                                          ==============
CLASS B
Net assets applicable to outstanding shares ...........................   $  585,567,253
                                                                          ==============
Shares of beneficial interest outstanding .............................       70,282,150
                                                                          ==============
Net asset value and offering price per share outstanding ..............   $         8.33
                                                                          ==============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Interest ............................................................   $   20,322,990
                                                                          --------------
Expenses:
  Distribution--Class B ...............................................        2,276,157
  Management ..........................................................        1,870,720
  Service--Class A ....................................................           20,748
  Service--Class B ....................................................          758,719
  Transfer agent ......................................................          601,038
  Shareholder communication ...........................................           69,526
  Recordkeeping .......................................................           45,030
  Custodian ...........................................................           43,359
  Professional ........................................................           33,366
  Registration ........................................................           19,296
  Trustees ............................................................            8,565
  Miscellaneous .......................................................            9,125
                                                                          --------------
   Total expenses .....................................................        5,755,649
                                                                          --------------
Net investment income .................................................       14,567,341
                                                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................................       18,806,587
Net change in unrealized appreciation on investments ..................      (11,268,851)
                                                                          --------------
Net realized and unrealized gain on investments .......................        7,537,736
                                                                          --------------
Net increase in net assets resulting from operations ..................   $   22,105,077
                                                                          ==============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                   Six months
                                                                                                     ended         Year ended
                                                                                                    June 30,       December 31,
                                                                                                      1998*            1997
                                                                                                  -------------    -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income .......................................................................   $  14,567,341    $  40,092,680
  Net realized gain on investments ............................................................      18,806,587        2,612,844
  Net change in unrealized appreciation on investments ........................................     (11,268,851)      13,181,818
                                                                                                  -------------    -------------
  Net increase in net assets resulting from operations ........................................      22,105,077       55,887,342
                                                                                                  -------------    -------------
Dividends to shareholders:
  From net investment income:
   Class A ....................................................................................        (486,919)      (1,019,757)
   Class B ....................................................................................     (15,434,727)     (38,267,749)
                                                                                                  -------------    -------------
     Total dividends to shareholders ..........................................................     (15,921,646)     (39,287,506)
                                                                                                  -------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A ....................................................................................       3,677,835       10,873,435
   Class B ....................................................................................      23,936,216       47,345,675
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A ....................................................................................         367,266          738,859
   Class B ....................................................................................       9,873,357       28,767,769
                                                                                                  -------------    -------------
                                                                                                     37,854,674       87,725,738
  Cost of shares redeemed:
   Class A ....................................................................................      (4,229,114)     (11,379,777)
   Class B ....................................................................................     (90,731,255)    (238,724,333)
                                                                                                  -------------    -------------
     Decrease in net assets derived from capital share transactions ...........................     (57,105,695)    (162,378,372)
                                                                                                  -------------    -------------
     Net decrease in net assets ...............................................................     (50,922,264)    (145,778,536)
NET ASSETS:
Beginning of period ...........................................................................     653,604,807      799,383,343
                                                                                                  -------------    -------------
End of period .................................................................................   $ 602,682,543    $ 653,604,807
                                                                                                  =============    =============
Accumulated undistributed net investment income (excess distribution) at end of period ........      (1,350,187)   $       4,118
                                                                                                  =============    =============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                          Class A         Class B         Class A       Class B         Class A         Class B
                                        -----------     -----------    -------------  ----------      -------------  -------------
                                              Six months ended                Year ended                       Year ended
                                               June 30, 1998*              December 31, 1997               December 31, 1996
                                        ---------------------------    --------------------------     ----------------------------
Net asset value at
  beginning of period ...............         $8.27           $8.25            $8.06          $8.04           $8.41          $8.41
                                        -----------     -----------      -----------    -----------     -----------    -----------
Net investment income ...............          0.22            0.19             0.50           0.45            0.50           0.46
Net realized and
  unrealized gain (loss)
  on investments ....................          0.10            0.10             0.21           0.21           (0.35)         (0.37)
                                        -----------     -----------      -----------    -----------     -----------    -----------
Total from investment
  operations ........................          0.32            0.29             0.71           0.66            0.15           0.09
                                        -----------     -----------      -----------    -----------     -----------    -----------
Less dividends and
  distributions:
From net investment
  income ............................         (0.24)          (0.21)           (0.50)         (0.45)          (0.50)         (0.46)
In excess of net
  investment income .................            --              --               --             --              --             --
Return of capital ...................            --              --               --             --              --             --
                                        -----------     -----------      -----------    -----------     -----------    -----------
Total dividends and
  distributions .....................         (0.24)          (0.21)           (0.50)         (0.45)          (0.50)         (0.46)
                                        -----------     -----------      -----------    -----------     -----------    -----------
Net asset value at
  end of period .....................         $8.35           $8.33            $8.27          $8.25           $8.06          $8.04
                                        ===========     ===========      ===========    ===========     ===========    ===========
Total investment
  return (a) ........................          3.95%           3.57%            9.12%          8.54%           1.97%          1.25%
Ratios (to average
  net assets)/
  Supplemental Data:
   Net investment
     income .........................          5.40%+          4.65%+           6.23%          5.67%            6.3%           5.7%
   Expenses .........................          1.12%+          1.87%+           1.09%          1.65%            1.0%           1.6%
Portfolio turnover rate .............           185%            185%             338%           338%            307%           307%
Net assets at end of
  period (in 000's) .................       $17,115        $585,567          $17,114       $636,491         $16,413       $782,970

                                                                                                  Class B
                                                                            --------------------------------------------------
                                         Class A            Class B         September 1
                                      -------------     -------------         through
                                                 Year ended                 December 31              Year ended August 31
                                             December 31, 1995                  1994**              1994                1993
                                     --------------------------------       -------------        -------------       -------------
Net asset value at
  beginning of period ..........             $7.76              $7.76               $8.04                $8.77               $8.88
                                     -------------      -------------       -------------        -------------       -------------
Net investment income ..........              0.58               0.54                0.19                 0.57                0.68
Net realized and
  unrealized gain (loss)
  on investments ...............              0.65               0.65               (0.29)               (0.71)              (0.09)
                                     -------------      -------------       -------------        -------------       -------------
Total from investment
  operations ...................              1.23               1.19               (0.10)               (0.14)               0.59
                                     -------------      -------------       -------------        -------------       -------------
Less dividends and
  distributions:
From net investment
  income .......................             (0.58)             (0.54)              (0.18)               (0.57)              (0.70)
In excess of net
  investment income ............             (0.00)(b)          (0.00)(b)              --                (0.01)                 --
Return of capital ..............                --                 --                  --                (0.01)                 --
                                     -------------      -------------       -------------        -------------       -------------
Total dividends and
  distributions ................             (0.58)             (0.54)              (0.18)               (0.59)              (0.70)
                                     -------------      -------------       -------------        -------------       -------------
Net asset value at
  end of period ................             $8.41              $8.41               $7.76                $8.04               $8.77
                                     =============      =============       =============        =============       =============
Total investment
  return (a) ...................             16.38%             15.69%              (1.24%)              (1.63%)              6.92%
Ratios (to average
  net assets)/
  Supplemental Data:
   Net investment
     income ....................               7.3%               6.7%                7.1%+                7.1%                7.8%
   Expenses ....................               1.0%               1.7%                1.7%+                1.7%                1.7%
Portfolio turnover rate ........               540%               540%                143%                 491%                629%
Net assets at end of
  period (in 000's) ............           $12,784           $990,184          $1,024,492           $1,119,586          $1,210,998

----------
*    Unaudited.

**   The Fund changed its fiscal year end from August 31 to December 31.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.

(b)  Less than one cent per share.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the Exchange will not be reflected in the

MainStay Government Fund


Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Mortgage Dollar Rolls. The Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Securities Lending. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $1 billion. For the six months ended June 30, 1998 the Manager earned $1,870,720. It was not necessary for the Manager to waive part of its fee for this period.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund on assets up to $1 billion. To the extent that the Manager has voluntarily established a fee breakpoint, the Sub-Adviser has voluntarily agreed to do so proportionately.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

MainStay Government Fund


The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $3,745 for the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $344,029 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $629,024.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $9,172 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $45,030 for the six months ended June 30, 1998.

Note 4--Federal Income Tax:

At December 31, 1997, for Federal income tax purposes, capital loss carryforwards of $137,637,947 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2005. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

          Capital Loss                                       Amount
        Available Through                                    (000's)
        -----------------                                   --------
             1998 ........................................  $ 11,617
             2000 ........................................     4,831
             2001 ........................................     9,349
             2002 ........................................    96,653
             2004 ........................................    13,292
             2005 ........................................     1,896
                                                            --------
                                                            $137,638
                                                            ========

Note 5--Portfolio Securities Loaned:

At June 30, 1998, the Fund had securities on loan with a market value of $152,051,384 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned by the Fund for securities lending transactions amounted to $254,930, net of broker fees and rebates, for the six months ended June 30, 1998, which is included as interest income on the Statement of Operations.

Note 6--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of U.S. Government securities were $1,286,938 and $1,366,413, respectively. Purchases and sales of securities other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $63,928 and $51,017, respectively.

Note 7--Capital Share Transactions (in 000's):

                                                                  Six months ended         Year ended
                                                                   June 30, 1998*       December 31, 1997
                                                                 ------------------    ------------------
                                                                 Class A    Class B    Class A    Class B
                                                                 -------    -------    -------    -------
Shares sold ..................................................       442      2,887      1,341      5,865
Shares issued in reinvestment of dividends and distributions..        44      1,192         91      3,568
                                                                 -------    -------    -------    -------
                                                                     486      4,079      1,432      9,433
Shares redeemed ..............................................      (506)   (10,950)    (1,400)   (29,669)
                                                                 -------    -------    -------    -------
Net increase (decrease) ......................................       (20)    (6,871)        32    (20,236)
                                                                 =======    =======    =======    =======


----------
*    Unaudited.

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund/1/        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation/2/
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund/1/         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund/3/    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation/2/
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation/2/
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund/3/        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc./2/
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index")./4/
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund/3/    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc./2/
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation/2/
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
/1/ Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

/2/    An indirect wholly owned subsidiary of New York Life Insurance Company.

/3/ Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation/2/
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund/3,5/       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation/2/
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund/5,6/           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation/2/
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation/2/
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund/3,5/     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation/2/
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund/3/      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation/2/
                                by investing primarily in a portfolio consisting
                                of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund/3,5/                  diversified portfolio of high-yield debt securities.              Financial Corporation/2/
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund/3,5/      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation/2/
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


/4/ "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
/5/ High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.
/6/      As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND/7/              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation/2/
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation/2/
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund/8/     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation/2/
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund/8/       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation/2/
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund/9/           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation/2/
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


/7/ Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

/8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

/9/ Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                        MainStay Government Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MainStay(R) Funds


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.     Chairman and Trustee
            Stephen C. Roussin     President, Chief Executive
                                   Officer, and Trustee
               Edward J. Hogan     Trustee
                 Harry G. Hohn     Trustee
      Nancy Maginnes Kissinger     Trustee
              Terry L. Lierman     Trustee
             John B. McGuckian     Trustee
           Donald E. Nickelson     Trustee
                Donald K. Ross     Trustee
           Richard S. Trutanic     Trustee
                 Walter W. Ubl     Trustee
            Jefferson C. Boyce     Senior Vice President
              Anthony W. Polis     Chief Financial Officer
            Richard W. Zuccaro     Tax Vice President
           A. Thomas Smith III     Secretary

                             Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MainStay(R) Funds


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Government Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA08-08/98
[GRAPHIC]

Table of Contents

President's Letter                                                             2

MainStay Total Return Fund Highlights                                          3

$10,000 Invested in the MainStay Total
Return Fund versus S&P 500 and Inflation--
Class A & Class B Shares                                                       4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Diversification by Industry--Top 5                                             7

Portfolio Composition                                                          9

Returns & Lipper Rankings                                                     12

Top 10 Equity Holdings                                                        13

Top 10 Bond Holdings                                                          13

10 Largest Purchases                                                          14

10 Largest Sales                                                              14

Portfolio of Investments                                                      15

Unaudited Financial Statements                                                22

Notes to Financial Statements                                                 26

The MainStay Funds                                                            32

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,



/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998

----------
*    See page 4 for more information on the S&P 500.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Total Return Fund Highlights

================================================================================
               MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o A robust economy, declining interest rates, modest inflation, and low unemployment moved both stocks and bonds higher in the first six months of 1998.

o Weaknesses in Asian economies caused a flight to high-quality bonds and highly liquid stocks that investors felt could perform relatively well in the event of an economic downturn.

o Merger and acquisition activity was strong, helping the S&P 500* advance to record levels in June.

o Although 30-year Treasury bond yields declined to all-time lows in June, overall, yields in all domestic bond sectors tended to remain in a relatively narrow range.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o The MainStay Total Return Fund returned 21.97% and 21.22% for Class A shares and Class B shares, respectively, excluding all sales charges, for the one-year period ended 6/30/98.

o The Fund benefited from individual security selection among financial and consumer retail stocks and reduced its technology and energy holdings.

o The Fund enhanced returns with a shifting duration strategy and strategic trades in Treasuries, mortgage-backed securities, and corporate bonds.

o Both share classes outperformed the average Lipper+ balanced fund, which returned 8.95% for the six months ended 6/30/98.

----------
*    See footnote on page 4 for more information on the S&P 500 Index.

+ See footnote and table on page 12 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Total Return Fund versus S&P 500
and Inflation


CLASS A SHARES SEC Returns: 1-Year 15.26%, 5-Year 13.70%, 10-Year 13.31%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     Mainstay
                   Total Return
Period End             Fund                 S&P 500*               Inflation+
--------------------------------------------------------------------------------
6/88                 $ 9,450                $10,000                 $10,000
6/89                 $10,590                $12,055                 $10,517
6/90                 $11,957                $14,043                 $11,008
6/91                 $13,036                $15,081                 $11,526
6/92                 $14,885                $17,103                 $11,882
6/93                 $17,346                $19,434                 $12,238
6/94                 $17,261                $19,708                 $12,543
6/95                 $20,803                $24,846                 $12,924
6/96                 $24,276                $31,306                 $13,280
6/97                 $28,595                $42,172                 $13,585
6/98                 $34,878                $54,887                 $13,813


CLASS B SHARES SEC Returns: 1-Year 16.22%, 5-Year 14.33%, 10-Year 13.74%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     Mainstay
                   Total Return
Period End             Fund                 S&P 500*               Inflation+
--------------------------------------------------------------------------------
6/88                  $10,000               $10,000                 $10,000
6/89                  $11,207               $12,055                 $10,517
6/90                  $12,653               $14,043                 $11,008
6/91                  $13,794               $15,081                 $11,526
6/92                  $15,751               $17,103                 $11,882
6/93                  $18,356               $19,434                 $12,238
6/94                  $18,266               $19,708                 $12,543
6/95                  $21,951               $24,846                 $12,924
6/96                  $25,486               $31,306                 $13,280
6/97                  $29,882               $42,172                 $13,585
6/98                  $36,221               $54,887                 $13,813


----------
     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/30/88 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 6/30/88 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 6/30/88. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

With U.S. gross domestic product increasing more than anticipated in the first half of 1998, the stock market enjoyed robust returns. Declining interest rates, benign inflation, low unemployment, and a rallying bond market were among the many factors that influenced investors during the reporting period.

A number of forces combined to focus investor attention on large-capitalization growth stocks. Continuing difficulties in Asian markets spread to China, Latin America, and Russia, causing a flight to quality in domestic issues, with investors emphasizing highly liquid securities. Technology companies weakened on Asian setbacks, and declining oil prices caused energy issues to underperform.

Asian problems helped keep the Federal Reserve from adjusting domestic interest rates. As a result, interest rates in general have remained within a relatively narrow range, with 2-year Treasuries declining just 16 basis points over the first half of the year, and 30-year Treasuries remaining flat in the first quarter, but declining 30 basis points in the second quarter of 1998. The price rally led to a flattening yield curve, which presented some opportunities. The budget surplus reduced the need for new Treasury issues, which shifted supply dynamics in the government securities market. Mortgage-backed securities saw high prepayments early in the year, creating buying opportunities. Corporate bonds suffered from oversupply and widening yield spreads, which made them an underperforming sector relative to the market as a whole.

Given this context, how did the MainStay Total Return Fund perform in the six months ended 6/30/98?

The MainStay Total Return Fund returned 13.03% and 12.58% for Class A shares and Class B shares, respectively, excluding all sales charges, for the six months ended 6/30/98. Both share classes outperformed the average Lipper* balanced fund, which returned 8.95% for the six months ended 6/30/98.

Why was the Fund able to outperform its peers?

The Fund benefited from strong security selection, strategic sales, and strong performance among many of its core holdings in both its equity and income components. As Asian difficulties continued, the Fund's domestic retail stocks provided strong performance. We reduced the Fund's energy and technology holdings, but purchased stocks for the Fund among proprietary product providers. Reducing oil service stock holdings helped us control the impact of lower oil prices on the Fund's performance.

In the income component, the Fund benefited from its duration strategy, moving from slightly long to neutral in both quarters, which had a positive impact on performance. Among Treasuries, the Fund used a variety of technical indicators


Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Flight to quality
-----------------

When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid may be more vulnerable to negative market events.

Basis point
-----------

One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

----------
* See footnote and table on page 12 for more information on Lipper Analytical Services, Inc.

Yield curve
-----------

When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

Mortgage-backed securities
--------------------------

Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

Duration
--------

A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

CLASS A SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period End                           Total Return %
---------------------------------------------------
12/87                                     0.50
12/88                                     7.65
12/89                                    14.99
12/90                                     5.06
12/91                                    36.84
12/92                                     3.62
12/93                                    10.50
12/94                                    (2.41)
12/95                                    28.66
12/96                                    13.22
12/97                                    18.24
 6/98                                    13.03

Returns reflect the historical performance of the Class B shares for periods 12/87 through 12/94.

See footnote * on page 12 for more information on performance.


CLASS B SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period End                           Total Return %
---------------------------------------------------
12/87                                     0.50
12/88                                     7.65
12/89                                    14.99
12/90                                     5.06
12/91                                    36.84
12/92                                     3.62
12/93                                    10.50
12/94                                    (2.41)
12/95                                    27.96
12/96                                    12.73
12/97                                    17.65
 6/98                                    12.58

See footnote * on page 12 for more information on performance.


for strategic trading between newer and older issues. In the mortgage market, we successfully anticipated mortgage prepayments, which helped the Fund's performance. In the second quarter, the yield curve flattened about 20 basis points. The Fund's concentration in the back end of the market allowed it to benefit strongly from the rally in 30-year Treasury bonds.

What were some of the Fund's significant stock purchases during the reporting period?

The Fund bought EMC Corp., a corporate data storage provider that has had a consistent growth record, selling 3Com to make the purchase. The move reduced technology holdings that concentrated on

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                                Percentage
--------------------------------------------------
U.S. Government & Federal Agencies         19.2%
Retail                                     10.1%
Financial Services                          7.9%
Drugs                                       6.1%
Banks                                       4.2%
All Other                                  52.5%

Actual percentages will vary over time.


commodity-type products such as memory chips and adapter cards and increased exposure to companies with their own proprietary products and services. EMC Corp. rose 63%+ in the first half of 1998 and had a positive impact on performance.

The Fund also purchased Pfizer, which had a slightly negative impact on performance as the company's shareholders took profits in the stock. We believe, however, that the stock is well positioned for the coming months. The Fund bought and sold Disney on changing fundamentals, with a slightly negative impact on performance, and had positive results from Colgate, which is benefiting from cost cutting, dependable earnings, and steady revenue growth from its toothpaste called Total.

Were there any significant sales during the reporting period?

The Fund sold Adaptec when its fundamentals deteriorated due to Asian difficulties and a slowdown in earnings. The stock declined 40% during the first half of 1998. The Fund also sold Compaq when we perceived that the fundamental reasons for owning it had disappeared.

Declining interest rates had a negative impact on mortgage insurer MGIC, and the Fund sold the stock late in the second quarter of 1998 to take profits earned over the years. The Fund also sold Mattel at a profit, which had a positive impact on the Fund's performance when Barbie sales declined, Toys "R" Us cut back its inventory, and Tyco, the company's toy division, provided disappointing earnings estimates.

The Fund also sold Diamond Offshore and ENSCO, two oil service companies, as oil prices continued to decline. These stocks had a negative impact on the Fund, so we viewed the sales as a positive move.

Which stocks were the Fund's best performers?

Lucent Technologies was up 108.6% in the first half of the year and had a positive impact on the Fund's performance, as the company won telecommunications contracts and built on its already strong fundamentals.


Back end of the market
----------------------

Bonds are issued in a variety of maturities from very short to as long as 30 years or more. The back end of the market refers to bonds with longer maturities, such as 30-year issues.


----------
+    Returns reflect performance for the six-month period ended 6/30/98.

Weighting
---------

The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be underweighted in a sector when that portion of the portfolio is lower than the sector's general relationship to the market as a whole.

Bottom-up investing
-------------------

Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Cyclicals
---------

Securities that tend to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

Tyco International is a conglomerate with holdings in fire retardation, security systems, fiber optic cable, and health care. The company bought ADT Limited and Sherwood Davis, a medical device manufacturer, and advanced nearly 40% during the reporting period, with a positive impact on the Fund's performance.

Schering-Plough is a premier pharmaceutical company, which had outstanding sales growth from Claritin, a product for allergy sufferers. The Fund benefited as the stock rose 48.3% during the reporting period.

Were there other stocks that performed well for the Fund?

Yes. Several of the Fund's stocks benefited from investors' focus on purely domestic retailers. Kohl's rose 52% during the reporting period, Staples was up 56%, and Home Depot rose 41%. In the financial sector, the Fund had positive results with SunAmerica, a retirement annuity provider that rose 35% during the reporting period. The first-quarter announcement that WorldCom would purchase MCI--a telecommunications, long-distance, local telephone, and Internet provider--caused WorldCom stock to rise 60% during the first half of the year.

Were there stocks that detracted from the Fund's performance?

Cendant was a stock the Fund owned that suffered a major setback when accounting practices at one of its component companies came into question in April. The stock price was cut in half, which had a negative impact on performance. We believe the business units have robust trends and are in vibrant sectors such as housing and travel, so at the end of June, the Fund continued to hold the stock. We already mentioned Adaptec and MGIC, which were negative performers. Eli Lilly also underperformed expectations, when the benefits of an osteoporosis drug proved less dramatic than investors anticipated.

What were the best decisions made in the equity portion of the Fund during the first half of 1998?

The best decision made during the reporting period was sticking to our disciplines and proactively reviewing every stock in the Fund's investment portfolio. We decided to increase the Fund's weighting in the securities we felt had the best potential--companies such as Lucent Technologies, which were strongly positive.

We also believe our decision to reduce the Fund's technology and energy stocks, as well as overweighting the Fund's exposure to domestic retailers and financial stocks helped performance.

Which sectors did the Fund emphasize during the first half of the year?

We're bottom-up investors and select stocks on their individual merits. As a result of that approach, the Fund's equity component was overweighted in communications, which underperformed as a sector, even though the Fund's stock holdings were up significantly in the first half of the year. The Fund was also heavy in consumer cyclicals, such as retailers and restaurants, automotive stocks, and housing, which, with the exception of Cendant, were generally positive.

Being overweighted in technology stocks was beneficial, primarily because our security selection for the Fund emphasized companies with proprietary products, which tended to outperform other technology issues. Over the reporting period, we decreased the Fund's technology exposure, by selling Adaptec, 3Com, and Compaq. The Fund was also overweighted in financial stocks, although the companies held in the portfolio underperformed the market in general. Several were tied up in merger transactions, and may perform well when the deals are completed.

Were there sectors where the Fund was underweighted?

During the reporting period, the Fund was underweighted in basic materials and capital goods, which was beneficial for performance. The Fund was also underweighted in consumer staples, since many of the companies didn't meet our growth criteria. While the group underperformed, the Fund's holdings outperformed the market. Our decision to underweight the Fund in energy, utilities, and transportation stocks generally had a positive impact on performance.

What accounted for the performance of the Fund's income component?

Our duration strategy benefited performance throughout the period. Given our strategically bullish outlook, we kept the Fund's duration in the neutral to long range. Over the period, the Fund was neutral as rates headed higher and longer as rates were rallying.

What other strategies were used in the Fund's income component?

With interest rates remaining in a relatively narrow range, we used a variety of technical indicators to guide the Fund between newer and older issues in the Treasury market. The result was an incremental increase in return. Older Treasuries added value in the early part of both the first and second quar-

PORTFOLIO COMPOSITION AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                         Percentage
-------------------------------------------------------------------
Common Stocks                                               61.7%
Bonds & Notes                                               36.8%
Cash, Equivalents & Other Assets, Less Liabilities           1.5%

Actual percentages will vary over time.


Mergers and
acquisitions
------------

A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

ters, newer securities later each quarter. On the whole, the strategy had a positive impact on the Fund's performance.

What happened in the market for mortgage-backed securities?

At the beginning of the year, the Fund was underweighted in higher-coupon mortgage-backed securities. Anticipating prepayments and believing that mortgage-related bonds would underperform, we reduced the Fund's exposure to high-coupon mortgage securities, which had a positive impact on performance.

After the prepayments rose, we increased the Fund's exposure to mortgage securities in general, focusing primarily on commercial mortgages for a couple of reasons. First, new issuance was heavy, but demand was not, which tended to force prices down to attractive levels. We also liked commercial mortgages because we believed they carried less risk of prepayments if interest rates continued to decline.

What was the impact on the Fund's investment portfolio?

As the market began to rally in the second quarter of 1998, we pared back on the Fund's positions to take profits. But the Fund remained overweighted in mortgage-backed securities in the latter part of the second quarter, which hurt performance a bit when a second wave of prepayments began. Despite selecting coupons that were relatively insensitive to prepayment risk, mortgages in general underperformed.

How did the Fund's corporate bonds perform?

As rates rallied at the beginning of the year, the prospect of low-cost capital attracted a number of corporations to the bond market. The oversupply of corporates caused spreads to widen, causing the Fund's corporate bond position to underperform in the first part of the first quarter. We increased the Fund's exposure to strong companies whose bonds were highly liquid, selecting issues like Coca-Cola Enterprises and Walmart, which have strong domestic markets and do not depend on business in Asia. The Fund also sought securities with solid collateral, such as Airplane Leases, which has actual aircraft supporting its debt obligations. All of these securities had a positive impact on the Fund's performance.

Did you change the Fund's asset allocation much during the first half of 1998?

Not really. The Fund sold agencies at a profit and invested a bit more in corporates and mortgage-backed securities. But overall, the allocation remained relatively unchanged.

In addition to Treasuries and corporate bonds, the Fund continues to invest in a wide range of mortgage-backed and asset-backed securities, including Ginnie Maes, Fannie Maes, collateralized mortgage obligations, low-balance loans, manufactured-housing loans, and others. We believe that this diversification may add value by reducing the risks associated with any single sector of the market.

Has the portfolio maintained high-quality investments throughout the reporting period?

Yes, it has. The MainStay Total Return Fund's income component holds securities that are generally of very high quality. As we seek opportunities for the Fund, we try to remain in high-quality securities to avoid exposing the Fund's shareholders to unnecessary risks. We're pleased with the Fund's recent performance, because we believe it has provided investors with higher-than-average returns with lower-than-average risk.

What is your outlook for the future of the stock and bond markets?

Looking ahead, we believe that Asian difficulties may have further impact on the U.S. economy, which may create both challenges and opportunities. While we anticipate low inflation and lower interest rates, we believe the wide gap between stock prices and corporate profits and earnings may eventually cause investors to rethink the types of stocks investors want to own. Meanwhile, we will utilize our proprietary research and careful security selection process seeking to identify opportunities for the Fund's shareholders. No matter how the markets and the economy may move, the Fund will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Ravi Akhoury
Edmund Spelman
Rudolph Carryl
Portfolio Managers
MacKay Shields Financial Corporation



Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 6/30/98

==========================================================================================
Fund average annual total returns*
==========================================================================================
                                                                            Life of Fund
                         1 year           5 years         10 years         through 6/30/98
Class A                  21.97%           14.99%          13.95%               13.80%
Class B                  21.22%           14.56%          13.74%               13.60%
==========================================================================================

==========================================================================================
Fund SEC returns*
==========================================================================================
                                                                            Life of Fund
                         1 year           5 years         10 years         through 6/30/98
Class A                  15.26%           13.70%          13.31%               13.19%
Class B                  16.22%           14.33%          13.74%               13.60%
==========================================================================================

==========================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
==========================================================================================
                                                                            Life of Fund
                         1 year           5 years         10 years         through 6/30/98
Class A                   51 out of         n/a             n/a               60 out of
                         373 funds                                            232 funds

Class B                   72 out of        44 out of      12 out of            21 out of
                         373 funds        131 funds       51 funds             47 funds
Average Lipper
balanced fund             17.58%           13.91%         12.80%               13.16%
==========================================================================================

==========================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
==========================================================================================
                      NAV 6/30/98              Income                    Capital Gains
Class A                  $24.04                $0.1903                      $0.0000
Class B                  $24.04                $0.1071                      $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be terminated or revised at any time.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 12/29/87.

Top 10 Equity Holdings as of 6/30/98
================================================================================
HOLDING                                                                AMOUNT
================================================================================
Tyco International Ltd.                                              $32,955,300
Lucent Technologies Inc.                                              32,750,919
SunAmerica Inc.                                                       27,483,844
Cisco Systems, Inc.                                                   27,080,184
Schering-Plough Corp.                                                 26,012,338
Travelers Group Inc.                                                  25,995,818
Medtronic, Inc.                                                       24,862,500
Microsoft Corp.                                                       24,384,375
Kohl's Corp.                                                          24,277,500
Lilly (Eli) & Co.                                                     23,518,250


Top 10 Bond Holdings as of 6/30/98
================================================================================
HOLDING                                                                AMOUNT
================================================================================
Government National Mortgage Association I (Mortgage
     Pass-Through Security), 8.00%, due 8/19/28 TBA                  $33,175,978
Government National Mortgage Association I (Mortgage
     Pass-Through Security), 7.00%, due 8/19/28 TBA                   30,419,550
United States Treasury Note 5.75%, due 4/30/03                        30,335,594
United States Treasury Bond 7.625%, due 2/15/25                       22,260,181
United States Treasury Note 5.625%, due 11/30/00                      20,314,391
Federal National Mortgage Association (Mortgage
     Pass-Through Security), 6.50%, due 8/13/28 TBA                   17,228,816
Federal National Mortgage Association (Mortgage
     Pass-Through Security), 7.00%, due 7/20/13 TBA                   15,956,131
Government National Mortgage Association I (Mortgage
     Pass-Through Security), 8.00%, due 7/21/28 TBA                   15,295,050
Federal National Mortgage Association (Mortgage
     Pass-Through Security), 6.00%, due 7/20/13 TBA                   11,910,000
Green Tree Recreational Equipment & Consumer Trust
     Series 1997-C Class A1 6.49%, due 2 /15/18                       10,880,346


----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

10 Largest Purchases for the six months ended 6/30/98
================================================================================
SECURITY                                                      AMOUNT OF PURCHASE
================================================================================
United States Treasury Notes, due 11/15/99 - 5/15/07                $267,037,457
Federal National Mortgage Association (Mortgage Pass-Through
     Securities), due 1/15/03 - 8/13/28                              260,576,607
United States Treasury Bonds, due 8/15/13 - 11/15/27                 226,422,899
Government National Mortgage Association I and II
     (Mortgage Pass-Through Securities), due 7/21/28 - 8/19/28       150,212,262
EMC Corp.                                                             11,246,262
Walt Disney Co. (The)                                                 10,717,532
Ford Motor Credit Co. and Ford Capital B.V., due 1/14/03 - 6/1/10     10,706,069
Citibank Credit Card Master Trust I, due 1/15/10                       9,592,224
Conseco, Inc., due 6/15/11 and Common Stock                            9,484,399
EOP Operating LP, due 2/15/02 - 6/15/04                                9,420,911

10 Largest Sales for the six months ended 6/30/98
================================================================================
SECURITY                                                          AMOUNT OF SALE
================================================================================
Federal National Mortgage Association (Mortgage Pass-Through
     Securities), due 7/23/99 - 8/13/28                             $315,276,079
United States Treasury Bonds, due 8/15/13 - 11/15/27                 251,435,432
United States Treasury Notes, due 11/30/99 - 5/15/07                 232,616,218
Government National Mortgage Association I and II (Mortgage
     Pass-Through Securities), due 12/15/23 - 8/19/28                102,319,570
MGIC Investment Corp.                                                 15,744,272
California Infrastructure & Economic Development Bank
     Special Purpose Trust Rate Reduction
     Certificates, due 9/25/05 - 9/25/08                              13,620,270
Green Tree Financial Corp. and Green Tree Recreational Equipment
     & Consumer Trust, due 2/25/18 - 11/15/28 and Common Stock        12,431,717
Walt Disney Co. (The)                                                 10,706,588
3Com Corp.                                                             9,882,341
Linear Technology Corp.                                                9,485,592


----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments June 30, 1998 unaudited

                                            Principal
                                              Amount                Value
                                           =================================
LONG-TERM BONDS (36.8%)+
ASSET-BACKED SECURITIES (4.1%)

AIRLINE LEASES (0.3%)
Continental Airlines
  Pass-Through Trusts
  Series 1998-1A
  6.648%, due 3/15/19 ...................  $ 4,680,000           $ 4,701,902
                                                              --------------

AIRPLANE LEASES (1.2%) AerCo Ltd.
  Series 1A Class A1
  5.8463%, due 7/15/23 (c)(f) ...........    3,520,000             3,520,000
Aircraft Lease Portfolio
  Securitization Ltd.
  Series 1996-1 Class CX
  7.0375%, due 6/15/06 (e)(f) ...........    4,085,735             4,085,735
Airplanes Pass-Through Trust
  Series 1 Class C
  8.15%, due 3/15/19 (e) ................    4,458,496             4,691,452
Morgan Stanley Aircraft Finance
  Series 1A Class A1
  5.8663%, due 3/15/23 (c)(e)(f) ........    5,190,000             5,188,184
                                                              --------------
                                                                  17,485,371
                                                              --------------

CONSUMER LOANS (1.4%)
Chase Manhattan Recreational
  Vehicle Owner Trust
  Series 1997-A Class A5
  6.05%, due 11/15/04 (e) ...............    5,390,000             5,395,875
CIT Recreational Vehicle Trust
  Series 1998-A Class A2
  5.92%, due 3/15/07 (e) ................    2,460,000             2,463,173
Green Tree Recreational
  Equipment & Consumer Trust
  Series 1997-C Class A1
  6.49%, due 2/15/18 (e) ................   10,822,123            10,880,346
NationsCredit Grantor Trust
  Series 1997-2 Class A2
  6.25%, due 11/15/13 (e) ...............    2,567,092             2,574,383
                                                              --------------
                                                                  21,313,777
                                                              --------------

CREDIT CARD RECEIVABLES (0.3%)
Chase Credit Card Master Trust
  Series 1997-2 Class A
  6.30%, due 4/15/03 (e) ................    4,850,000             4,889,770
                                                              --------------

EQUIPMENT FINANCING (0.1%)
Atlas Air Inc. Series 1998-1C
  8.01%, due 1/2/10 (c) .................      800,000               803,152
                                                              --------------

STUDENTS LOANS (0.5%)
Brazos Student Loan Finance Corp.
  Series 1997-A Class A1
  5.8523%, due 12/1/04 (e)(f) ...........    2,967,000             2,968,632
PNC Student Loan Trust I
  Series 1997-2 Class A8
  5.7663%, due 1/25/08 (e)(f) ...........    3,741,826             3,740,666
                                                              --------------
                                                                   6,709,298
                                                              --------------

UTILITY LOANS (0.3%)
California Infrastructure & Economic
  Development Bank
  Special Purpose Trust
  PG&E-1
  Rate Reduction Certificates
  Series 1997-1 Class A3
  6.15%, due 6/25/02 (e) ................    4,200,000             4,219,530
                                                              --------------
Total Asset-Backed Securities
  (Cost $60,094,982)                                              60,122,800
                                                              --------------

CERTIFICATE OF DEPOSIT (0.1%)

BANKS (0.1%)
Mercantile Safe Deposit & Trust Co.
  Baltimore, MD
  6.30%, due 8/16/99 ....................    2,000,000             2,009,400
                                                              --------------
Total Certificate of Deposit
  (Cost $2,000,000)                                                2,009,400
                                                              --------------

CORPORATE BONDS (7.8%)

AEROSPACE (0.1%)
Newport News Shipbuilding Inc.
  8.625%, due 12/1/06 ...................    1,000,000             1,052,500
                                                              --------------

BANKS (0.6%)
Banc One Corp.
  7.60%, due 5/1/07 .....................    1,815,000             1,977,679
Capital One Bank
  Series BKNT
  6.375%, due 2/15/03 ...................    4,310,000             4,303,707
First Nationwide Holdings Inc.
  12.25%, due 5/15/01 ...................    1,580,000             1,726,150

----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                            Principal
                                              Amount                Value
                                           =================================
CORPORATE BONDS (Continued)

BANKS (Continued)
SB Treasury Company L.L.C.
  Series A
  9.40%, due 12/29/49 (c)(f) ............    $ 700,000            $  694,750
Tokai Preferred Capital Co. L.L.C.
  Series A
  9.98%, due 12/29/49
  11.0914%, beginning
  6/30/08 (c)(i) ........................      500,000               465,625
                                                              --------------
                                                                   9,167,911
                                                              --------------

BROKERAGE (0.6%)
Bear Stearns Companies Inc. (The)
  6.20%, due 3/30/03 ....................    1,830,000             1,832,745
Lehman Brothers Holdings, Inc.
  6.25%, due 4/1/03 .....................    1,830,000             1,831,263
Lehman Brothers, Inc.
  6.50%, due 4/15/08 ....................    2,445,000             2,448,178
Merrill Lynch & Co., Inc.
  6.00%, due 2/12/03 ....................    2,855,000             2,853,087
                                                              --------------
                                                                   8,965,273
                                                              --------------

BUILDING MATERIALS (0.1%)
Triangle Pacific Corp.
  10.50%, due 8/1/03 ....................    1,540,000             1,601,600
                                                              --------------

CASINOS (0.0%)(b)
Grand Casinos, Inc.
  10.125%, due 12/1/03 ..................      475,000               520,125
                                                              --------------

CHEMICALS (0.1%)
ISP Holdings, Inc.
  Series B
  9.00%, due 10/15/03 ...................      500,000               518,750
Terra Industries Inc.
  Series B
  10.50%, due 6/15/05 ...................      470,000               506,425
                                                              --------------
                                                                   1,025,175
                                                              --------------

COMPUTERS & OFFICE EQUIPMENT (0.2%)
International Business Machines Corp.
  6.50%, due 1/15/28 ....................    2,460,000             2,466,371
                                                              --------------

ELECTRIC UTILITIES (0.8%)
CMS Energy Corp.
  7.00%, due 1/15/05 ....................      880,000               853,638
ESI Tractebel Acquisition Corp.
  7.99%, due 12/30/11 (c) ...............      800,000               800,000
Niagara Mohawk Power Corp.
  Series H
  (zero coupon), due 7/1/10
  8.50%, beginning 7/1/03 ...............      400,000               274,000
  Series B
  7.00%, due 10/1/00 ....................    6,610,000             6,614,429
Public Service Electric & Gas Co.
  Series UU
  6.75%, due 3/1/06 .....................    2,835,000             2,919,880
                                                              --------------
                                                                  11,461,947
                                                              --------------

ENERGY (0.0%)(b)
Conproca, S.A.
  12.00%, due 6/16/10 (c)(k) ............      550,000               558,250
                                                              --------------

FINANCE (0.6%)
CB Richard Ellis Services, Inc.
  8.875%, due 6/1/06 ....................      950,000               942,875
EOP Operating LP
  6.50%, due 6/15/04 (c) ................    6,300,000             6,285,888
Forest City Enterprises, Inc.
  8.50%, due 3/15/08 ....................    1,400,000             1,396,500
                                                              --------------
                                                                   8,625,263
                                                              --------------

FINANCIAL SERVICES (0.7%)
Conseco, Inc.
  6.40%, due 6/15/11 (f) ................    4,965,000             4,956,857
Equitable Companies, Inc. (The)
  7.00%, due 4/1/28 .....................    2,495,000             2,584,047
Travelers Group, Inc.
  6.625%, due 1/15/28 ...................    3,340,000             3,363,714
                                                              --------------
                                                                  10,904,618
                                                              --------------

FOOD, BEVERAGE & TOBACCO (0.6%)
Coca-Cola Enterprises Inc.
  6.95%, due 11/15/26 ...................    1,910,000             1,997,535
Philip Morris Cos., Inc.
  6.15%, due 3/15/10 (f) ................    6,445,000             6,439,200
Standard Commercial Corp.
  8.875%, due 8/1/05 ....................    1,115,000             1,092,700
                                                              --------------
                                                                   9,529,435
                                                              --------------

HOUSING (0.1%)
Greystone Homes Inc.
  10.75%, due 3/1/04 ....................      980,000             1,058,400
                                                              --------------

INDUSTRIAL (0.0%)(b)
Price Communications Wire Inc.
  9.125%, due 12/15/06 (c) ..............      470,000               469,413
                                                              --------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            Principal
                                              Amount                Value
                                           =================================
CORPORATE BONDS (Continued)

MEDIA (0.4%)
Time Warner, Inc.
  8.375%, due 7/1/13 ....................   $3,934,000         $   4,526,736
Viacom, Inc.
  8.00%, due 7/7/06 .....................      640,000               659,200
                                                              --------------
                                                                   5,185,936
                                                              --------------

MINING (0.1%)
Great Central Mines Ltd.
  8.875%, due 4/1/08 (c)(j) .............      800,000               786,000
                                                              --------------

OTHER TRANSPORTATION (0.1%)
Ultrapetrol (Bahamas) Ltd.
  10.50%, due 4/1/08 (c) ................      790,000               772,225
                                                              --------------

PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp.
  7.25%, due 6/1/28 .....................    4,255,000             4,333,335
Pope & Talbot Inc.
  8.375%, due 6/1/13 ....................    1,300,000             1,298,180
                                                              --------------
                                                                   5,631,515
                                                              --------------

RETAIL (1.2%)
Albertson's, Inc.
  Medium-Term Note
  Series C
  6.625%, due 6/1/28 ....................    4,080,000             4,077,022
Federated Department Stores, Inc.
  7.00%, due 2/15/28 ....................    4,820,000             4,929,269
K Mart Corp.
  8.25%, due 1/1/22 .....................      500,000               511,250
  8.375%, due 7/1/22 ....................      500,000               520,000
Sears Roebuck Acceptance Corp.
  Medium-Term Note
  Series IV
  6.36%, due 12/4/01 ....................    3,500,000             3,530,625
Wal-Mart Stores, Inc.
  5.65%, due 2/1/10 (f) .................    3,885,000             3,872,762
                                                              --------------
                                                                  17,440,928
                                                              --------------

SOFTWARE (0.4%)
Computer Associates International, Inc.
  6.375%, due 4/15/05 (c) ...............    5,640,000             5,592,060
                                                              --------------

STEEL, ALUMINUM & OTHER METALS (0.1%)
Carpenter Technology Corp.
  Medium-Term Note
  Series B
  6.275%, due 4/7/03 ....................    1,890,000             1,893,988
                                                              --------------

TELECOMMUNICATION SERVICES (0.6%)
BellSouth Telecommunications, Inc.
  6.375%, due 6/1/28 ....................    4,795,000             4,778,745
GTE Corp.
  6.94%, due 4/15/28 ....................    4,525,000             4,581,562
                                                              --------------
                                                                   9,360,307
                                                              --------------

TRANSPORTATION (0.0%)(b)
Cenargo International PLC
  9.75%, due 6/15/08 (c)(k) .............      525,000               513,844
                                                              --------------

Total Corporate Bonds
  (Cost $114,203,068)                                            114,583,084
                                                              --------------

MORTGAGE-BACKED SECURITIES (3.6%)

COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
  MORTGAGE OBLIGATIONS) (2.3%)
First Union-Lehman Brothers
  Bank of America
  Commercial Mortgage Trust
  Series 1998-C2 Class A1
  6.28%, due 6/18/07 (e) ................    4,009,548             4,036,372
FMAC Loan Receivables Trust
  Series 1998-BA Class A2
  6.74%, due 11/15/20 (c)(e) ............    3,635,000             3,687,308
General Motors Acceptance Corp.
  Commercial Mortgage Securities, Inc.
  Series 1998-C1 Class A1
  6.411%, due 11/15/07 (e) ..............    4,138,053             4,190,813
GS Mortgage Securities Corp. II
  Series 1997-GL II Class A1
  6.312%, due 4/13/31 (e) ...............    4,732,876             4,769,224
Merrill Lynch Mortgage Investors, Inc.
  Series 1998-C2 Class A2
  6.39%, due 2/15/30 (e) ................    2,580,000             2,605,310
  Series 1998-C1 Class A2
  6.48%, due 11/15/26 (e)(f) ............    2,580,000             2,606,651
  Series 1995-C2 Class A1
  7.0875%, due 6/15/21 (e)(f) ...........    5,817,664             5,918,659
Morgan Stanley Capital I
  Series 1998-WF1 Class A1
  6.25%, due 7/15/07 (e) ................    3,467,405             3,485,504
Mortgage Capital Funding, Inc.
  Series 1998-MC1 Class A1
  6.417%, due 6/18/07 (e) ...............    1,762,430             1,784,355
                                                              --------------
                                                                  33,084,196
                                                              --------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                            Principal
                                              Amount                Value
                                           =================================
MORTGAGE-BACKED SECURITIES (Continued)

RESIDENTIAL MORTGAGE LOANS (COLLATERALIZED
  MORTGAGE OBLIGATIONS) (1.3%)
Bear Stearns Mortgage Securities Inc.
  Series 1996-4 Class AI2
  10.50%, due 9/25/27 (e) ............... $  1,051,600           $ 1,066,385
Financial Asset Securitization, Inc.
  Series 1997-NAMC 2 Class FXA8
  10.00%, due 7/25/27 (e) ...............    3,516,645             3,658,401
Norwest Asset Securities Corp.
  Series 1997-10 Class A2
  6.50%, due 8/25/27 (e) ................    4,380,000             4,388,103
Residential Asset
  Securitization Trust
  Series 1997-A3 Class A7
  10.00%, due 5/25/27 (e) ...............    3,131,324             3,221,349
  Series 1997-A5 Class A4
  10.00%, due 7/25/27 (e) ...............    1,452,998             1,485,690
  Series 1997-A8 Class A2
  10.00%, due 10/25/27 (e) ..............    1,707,211             1,852,324
  Series 1997-A9 Class A8
  10.00%, due 11/26/27 (e) ..............    1,799,375             1,869,659
Structured Asset Securities Corp.
  Series 1996-2 Class A1
  7.00%, due 8/25/26 (e) ................    2,272,002             2,281,522
                                                              --------------
                                                                  19,823,433
                                                              --------------
Total Mortgage-Backed Securities
  (Cost $52,983,015) ....................                         52,907,629
                                                              --------------

U.S. GOVERNMENT & FEDERAL AGENCIES (19.2%)

FEDERAL AGENCY (COLLATERALIZED MORTGAGE
  OBLIGATION) (0.2%)
Fannie Mae
  Series 1998-M1 Class A1
  5.96%, due 5/25/07 ....................    2,894,885             2,882,611
                                                              --------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE PASS-
  THROUGH SECURITIES) (3.3%)
  6.00%, due 7/20/13 TBA (d) ............   12,035,000            11,910,919
  6.50%, due 12/1/27 ....................    2,875,154             2,864,832
  6.50%, due 8/13/28 TBA (d) ............   17,310,000            17,228,816
  7.00%, due 7/20/13 TBA (d) ............   15,660,000            15,956,131
                                                              --------------
                                                                  47,960,698
                                                              --------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION I (MORTGAGE
  PASS-THROUGH SECURITIES) (6.1%)
  7.00%, due 8/19/28 TBA (d) ............   29,970,000            30,419,550
  7.50%, due 12/15/23 (e) ...............    5,169,854             5,318,488
  8.00%, due 7/21/28-8/19/28
  TBA (d) ...............................   46,785,000            48,471,028
  9.50%, due 12/15/17-5/15/22 (e) .......    5,047,358             5,526,858
                                                              --------------
                                                                  89,735,924
                                                              --------------

UNITED STATES TREASURY BONDS (2.7%)
  6.125%, due 11/15/27 (g) ..............    5,525,000             5,920,369
  7.625%, due 2/15/25 (g) ...............   17,680,000            22,260,181
  8.875%, due 8/15/17 (g) ...............    7,775,000            10,599,502
                                                              --------------
                                                                  38,780,052
                                                              --------------

UNITED STATES TREASURY NOTES (6.9%)
  5.50%, due 11/15/98 (g) ...............   12,455,000            12,458,861
  5.625%, due 11/30/00 (g) ..............   20,270,000            20,314,391
  5.75%, due 4/30/03 ....................   30,040,000            30,335,594
  6.25%, due 2/15/03 (g) ................    9,070,000             9,333,574
  6.625%, due 5/15/07 (g) ...............    8,540,000             9,172,472
  7.75%, due 11/30/99 (g) ...............    6,495,000             6,688,811
  7.875%, due 11/15/99-
    11/15/04 (g) ........................   12,005,000            12,950,718
                                                              --------------
                                                                 101,254,421
                                                              --------------
Total U.S. Government & Federal Agencies
  (Cost $279,774,135) ...................                        280,613,706
                                                              --------------

YANKEE BONDS (2.0%)

CABLE (0.0%)(b)
Rogers Cablesystem Ltd.
  10.125%, due 9/1/12 ...................      240,000               261,600
                                                              --------------

CONSUMER FINANCIAL SERVICES (0.4%)
Ford Capital Co. B.V.
  9.50%, due 6/1/10 .....................    4,720,000             5,911,989
                                                              --------------

ELECTRIC UTILITIES (0.4%)
Empresa Electrica del Norte Grand S.A.
  10.50%, due 6/15/05 (c) ...............    1,100,000             1,122,000
United Utilities, PLC
  6.45%, due 4/1/08 .....................    4,295,000             4,303,676
                                                              --------------
                                                                   5,425,676
                                                              --------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            Principal
                                              Amount                Value
                                           =================================
YANKEE BONDS (Continued)

FINANCE (0.2%)
Fairfax Financial Holdings Ltd.
  6.875%, due 4/15/08 ...................  $ 3,765,000         $   3,756,529
                                                              --------------

GAS UTILITIES (0.1%)
Camuzzi Gas Pampeana S.A.
  9.25%, due 12/15/01 (c) ...............    2,085,000             2,118,443
                                                              --------------

INDUSTRIAL (0.1%)
Stena Line AB
  10.50%, due 12/15/05 ..................      700,000               761,250
                                                              --------------

MEDIA (0.1%)
Rogers Communications, Inc.
  8.875%, due 7/15/07 ...................    1,060,000             1,067,950
                                                              --------------

MULTI-INDUSTRIAL (0.3%)
Tyco International
Group S.A.
  6.125%, due 6/15/01 ...................    4,130,000             4,132,561
                                                              --------------

OIL SERVICES (0.4%)
Petroleum Geo-Services ASA
  7.125%, due 3/30/28 ...................    5,695,000             5,771,939
                                                              --------------
Total Yankee Bonds
  (Cost $29,075,879) ....................                         29,207,937
                                                              --------------
Total Long-Term Bonds
  (Cost $538,131,079) ...................                        539,444,556
                                                              --------------

                                               Shares
                                             ===========
COMMON STOCKS (61.7%)

BANKS (3.5%)
NationsBank Corp.........................      203,000            15,529,500
Norwest Corp.............................      343,600            12,842,050
SouthTrust Corp..........................      137,000             5,959,500
Summit Bancorp...........................      179,000             8,502,500
Washington Mutual, Inc. (g) .............      186,900             8,118,469
                                                              --------------
                                                                  50,952,019
                                                              --------------

BUILDINGS (0.5%)
Oakwood Homes Corp.......................      225,900             6,777,000
                                                              --------------
                                               Shares                Value
                                             ================================
CABLE TELEVISION (0.3%)
Univision Communications Inc.
  Class A (a) ...........................      100,000           $ 3,725,000
                                                              --------------

CHEMICALS (0.7%)
Monsanto Co..............................      180,700            10,096,612
                                                              --------------

COMPUTERS & OFFICE EQUIPMENT (2.9%)
EMC Corp. (a)(g) ........................      374,500            16,782,281
Hewlett-Packard Co.......................      125,800             7,532,275
Sun Microsystems, Inc. (a) ..............      420,000            18,243,750
                                                              --------------
                                                                  42,558,306
                                                              --------------

CONSUMER DURABLES (1.2%)
Harley-Davidson, Inc.....................      455,600            17,654,500
                                                              --------------

CONSUMER SERVICES (2.0%)
Cendant Corp. (a) .......................      794,786            16,591,158
Service Corp. International .............      287,000            12,305,125
                                                              --------------
                                                                  28,896,283
                                                              --------------

COSMETICS (1.5%)
Colgate-Palmolive Co.....................       62,200             5,473,600
Gillette Co. (The) ......................      281,000            15,929,188
                                                              --------------
                                                                  21,402,788
                                                              --------------

DRUGS (6.1%)
Elan Corp. PLC ADR (a)(g)(h) ............      213,000            13,698,562
Lilly (Eli) & Co.........................      356,000            23,518,250
Merck & Co., Inc.........................      127,500            17,053,125
Pfizer Inc...............................       78,700             8,553,706
Schering-Plough Corp.....................      283,900            26,012,338
                                                              --------------
                                                                  88,835,981
                                                              --------------

ENERGY (0.2%)
Halliburton Co...........................       71,000             3,163,937
                                                              --------------

FINANCIAL SERVICES (7.2%)
Associates First Capital Corp.
  Class A ...............................      177,000            13,606,875
Equifax Inc..............................      273,000             9,913,312
Fannie Mae ..............................      214,300            13,018,725
Household International, Inc.............      305,700            15,208,575
MGIC Investment Corp.....................       12,700               724,694
SunAmerica, Inc..........................      478,500            27,483,844
Travelers Group Inc. (g) ................      428,797            25,995,818
                                                              --------------
                                                                 105,951,843
                                                              --------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                              Shares                Value
                                           =================================
COMMON STOCKS (Continued)

HEALTH CARE (3.4%)
Cardinal Health, Inc.....................      120,000         $  11,250,000
HEALTHSOUTH Corp. (a) ...................      534,500            14,264,469
Tenet Healthcare Corp. (a) ..............      358,150            11,192,187
United Healthcare Corp...................      200,500            12,731,750
                                                              --------------
                                                                  49,438,406
                                                              --------------

INDUSTRIAL (1.0%)
Illinois Tool Works Inc..................      224,500            14,971,344
                                                              --------------

INSURANCE (2.3%)
American International Group, Inc. ......      136,500            19,929,000
Conseco, Inc. (g) .......................      308,400            14,417,700
                                                              --------------
                                                                  34,346,700
                                                              --------------

LEISURE (0.2%)
Mirage Resorts, Inc. (a)(g) .............      164,400             3,503,775
                                                              --------------

MEDIA (1.0%)
Chancellor Media Corp. (a)(g) ...........      140,500             6,976,710
Clear Channel
  Communications, Inc. (a)(g) ...........       73,000             7,966,125
                                                              --------------
                                                                  14,942,835
                                                              --------------

MEDICAL EQUIPMENT (4.1%)
Guidant Corp.............................      243,000            17,328,938
Johnson & Johnson .......................      242,188            17,861,365
Medtronic, Inc...........................      390,000            24,862,500
                                                              --------------
                                                                  60,052,803
                                                              --------------

MULTI-INDUSTRIAL (2.3%)
Tyco International Ltd...................      523,100            32,955,300
                                                              --------------

POLLUTION & RELATED (1.1%)
USA Waste Services, Inc. (a) ............      318,400            15,721,000
                                                              --------------

RETAIL (8.9%)
Bed Bath & Beyond, Inc. (a) .............      150,000             7,771,875
CVS Corp.................................      396,400            15,434,825
Dollar General Corp......................      298,437            11,806,914
Home Depot, Inc. (The) ..................      218,950            18,186,534
Kohl's Corp. (a) ........................      468,000            24,277,500
Kroger Co. (The) (a) ....................      303,000            12,991,125
Safeway, Inc. (a)(g) ....................      550,000            22,378,125
Staples, Inc. (a) .......................      626,000            18,114,875
                                                              --------------
                                                                 130,961,773
                                                              --------------

SOFTWARE (5.1%)
Computer Associates
  International, Inc.....................      328,825            18,270,339
Compuware Corp. (a) .....................      397,900            20,342,638
Microsoft Corp. (a) .....................      225,000            24,384,375
Oracle Corp. (a) ........................      457,750            11,243,484
                                                              --------------
                                                                  74,240,836
                                                              --------------

TECHNOLOGY (2.6%)
Cisco Systems, Inc. (a) .................      294,150            27,080,184
Intel Corp...............................      151,700            11,244,763
                                                              --------------
                                                                  38,324,947
                                                              --------------

TELECOMMUNICATION EQUIPMENT (2.2%)
Lucent Technologies Inc..................      393,700            32,750,919
                                                              --------------

TELECOMMUNICATION SERVICES (1.4%)
WorldCom, Inc. (a)(g) ...................      410,728            19,894,637
                                                              --------------
Total Common Stocks
  (Cost $458,270,958) ...................                        902,119,544
                                                              --------------

PREFERRED STOCK (0.0%)(b)

PAPER & FOREST PRODUCTS (0.0%)(b)
Paperboard Industries
  International, Inc.
  5.00% Class A (c)(i)(k) ...............       40,000               654,495
                                                              --------------
Total Preferred Stock
  (Cost $665,691) .......................                            654,495
                                                              --------------

                                            Principal
                                             Amount
                                           ===========
SHORT-TERM INVESTMENTS (10.1%)

COMMERCIAL PAPER (9.8%)
Deutsche Bank Financial Inc.
  5.57%, due 7/10/98 (e) ................  $10,925,000            10,909,787
Ford Motor Credit Co.
  5.63%, due 7/2/98 .....................   24,630,000            24,626,148


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            Principal
                                              Amount                Value
                                           =================================
SHORT-TERM INVESTMENTS (Continued)

COMMERCIAL PAPER (continued)
General Electric Corp.
  5.62%, due 7/6/98 ..................... $ 24,650,000         $  24,630,759
Goldman Sachs Group L.P.
  5.52%, due 7/6/98 (e) .................    5,255,000             5,250,971
  6.25%, due 7/1/98 .....................      115,000               115,000
Merrill Lynch & Co. Inc.
  5.63%, due 7/6/98 .....................   25,000,000            24,980,452
Morgan Stanley, Dean Witter & Co.
Discover & Co.
  6.25%, due 7/1/98 .....................      790,000               790,000
Norwest Corp.
  5.71%, due 7/2/98 .....................   20,000,000            19,996,828
Prudential Funding Corp.
  6.30%, due 7/1/98 .....................   31,680,000            31,680,000
                                                              --------------
Total Commercial Paper
  (Cost $142,979,945) ...................                        142,979,945
                                                              --------------

U.S. GOVERNMENT (0.3%)
United States Treasury Note
  5.50%, due 11/15/98 (g) ...............    4,220,000             4,221,308
                                                              --------------
Total U.S. Government
  (Cost $4,219,669) .....................                          4,221,308
                                                              --------------
Total Short-Term Investments
  (Cost $147,199,614) ...................                        147,201,253
                                                              --------------
Total Investments
  (Cost $1,144,267,342) (l) .............        108.6%        1,589,419,848(m)
Liabilities in Excess of
  Cash and Other Assets .................         (8.6)         (126,008,337)
                                                 -----        --------------
Net Assets ..............................        100.0%       $1,463,411,511
                                                 =====        ==============

----------
(a)  Non-income producing securities.

(b)  Less than one tenth of a percent.

(c)  May be sold to institutional investors only.

(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.

(e)  Segregated as collateral for TBA.

(f)  Floating rate. Rate shown is the rate in effect at June 30, 1998.

(g)  Represent securities out on loan or a portion which is out on loan.

(h)  ADR--American Depository Receipt.

(i)  Restricted security.

(j)  Euro-Dollar bond.

(k)  Canadian Security.

(l)  The cost for Federal income tax purposes is $1,145,142,856.

(m) At June 30, 1998 net unrealized appreciation was $444,276,992, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $447,797,582 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,520,590.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $1,144,267,342) ...   $ 1,589,419,84
Cash ..................................................................            5,963
Collateral held for securites loaned, at value (Note 4) ...............      204,141,218
Receivables:
  Investment securities sold ..........................................       65,931,903
  Dividends and interest ..............................................        5,113,921
  Fund shares sold ....................................................        1,908,815
Other Assets ..........................................................            5,523
                                                                          --------------
    Total assets ......................................................   $1,866,527,191
                                                                          --------------

LIABILITIES:
Securities lending collateral, at value (Note 4) ......................      204,141,218
Payables:
  Investment securities purchased .....................................      191,925,949
  Fund shares redeemed ................................................        1,691,653
  NYLIFE Distributors .................................................        1,097,596
  MainStay Management .................................................          737,008
  Transfer agent ......................................................          209,613
  Custodian ...........................................................           14,141
  Trustees ............................................................            7,468
Accrued expenses ......................................................          131,030
Dividend Payable ......................................................        3,160,004
                                                                          --------------
    Total liabilities .................................................      403,115,680
                                                                          --------------
Net assets ............................................................   $1,463,411,511
                                                                          ==============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A .............................................................   $       55,111
  Class B .............................................................          553,733
Additional paid-in capital ............................................      944,630,333
Accumulated undistributed net investment income .......................           36,193
Accumulated undistributed net realized gain on investments ............       72,983,635
Net unrealized appreciation on investments ............................      445,152,506
                                                                          --------------
Net assets ............................................................   $1,463,411,511
                                                                          ==============

CLASS A
Net assets applicable to outstanding shares ...........................   $  132,460,743
                                                                          ==============
Shares of beneficial interest outstanding .............................        5,511,092
                                                                          ==============
Net asset value per share outstanding .................................   $        24.04
Maximum sales charge (5.50% of offering price) ........................             1.40
                                                                          --------------
Maximum offering price per share outstanding ..........................   $        25.44
                                                                          ==============

CLASS B
Net assets applicable to outstanding shares ...........................   $1,330,950,768
                                                                          ==============
Shares of beneficial interest outstanding .............................       55,373,268
                                                                          ==============
Net asset value and offering price per share outstanding ..............   $        24.04
                                                                          ==============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a) .............................................     $   2,129,815
  Interest ....................................................      17,493,648
                                                                  -------------
    Total income ............................................        19,623,463
                                                                  -------------
Expenses:
  Distribution--Class B .....................................         4,724,876
  Management ................................................         4,422,421
  Service--Class A ..........................................           152,550
  Service--Class B ..........................................         1,574,958
  Transfer agent ............................................         1,528,315
  Shareholder communication .................................           129,224
  Recordkeeping .............................................            83,002
  Custodian .................................................            77,888
  Registration ..............................................            52,614
  Professional ..............................................            50,469
  Trustees ..................................................            18,208
  Miscellaneous .............................................            27,172
                                                                  -------------
    Total expenses before waiver ............................        12,841,697
Fee waived by Manager .......................................          (177,223)
                                                                  -------------
    Net expenses ............................................        12,664,474
                                                                  -------------
Net investment income .......................................         6,958,989
                                                                  -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ............................        61,558,657
Net change in unrealized appreciation on investments ........        96,088,422
                                                                  -------------
Net realized and unrealized gain on investments .............       157,647,079
                                                                  -------------
Net increase in net assets resulting from operations ........     $ 164,606,068
                                                                  =============

----------
(a)  Dividends recorded net of foreign withholding taxes of $3,716.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                    Six months
                                                                                       ended            Year ended
                                                                                      June 30,         December 31,
                                                                                       1998*               1997
                                                                                  ---------------    ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income .......................................................   $     6,958,989    $    17,020,528
  Net realized gain on investments ............................................        61,558,657        109,727,203
  Net change in unrealized appreciation on investments ........................        96,088,422         69,750,696
                                                                                  ---------------    ---------------
  Net increase in net assets resulting from operations ........................       164,606,068        196,498,427
                                                                                  ---------------    ---------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A ...................................................................        (1,035,218)        (1,703,308)
    Class B ...................................................................        (5,944,523)       (14,973,462)
  From net realized gain on investments:
    Class A ...................................................................                --         (8,289,909)
    Class B ...................................................................                --        (94,264,958)
                                                                                  ---------------    ---------------
      Total dividends and distributions to shareholders .......................        (6,979,741)      (119,231,637)
                                                                                  ---------------    ---------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ...................................................................        18,743,372         40,593,664
    Class B ...................................................................        86,550,987        149,185,825
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
    Class A ...................................................................           530,760          9,901,054
    Class B ...................................................................         3,203,438        107,180,050
                                                                                  ---------------    ---------------
                                                                                      109,028,557        306,860,593
  Cost of shares redeemed:
    Class A ...................................................................        (8,989,811)       (16,589,193)
    Class B ...................................................................      (100,788,250)      (159,856,590)
                                                                                  ---------------    ---------------
      Increase (decrease) in net assets derived from capital share transactions          (749,504)       130,414,810
                                                                                  ---------------    ---------------
      Net increase in net assets ..............................................       156,876,823        207,681,600


NET ASSETS:
Beginning of period ...........................................................     1,306,534,688      1,098,853,088
                                                                                  ---------------    ---------------
End of period .................................................................   $ 1,463,411,511    $ 1,306,534,688
                                                                                  ===============    ===============
Accumulated undistributed net investment income at end of period ..............   $        36,193    $        56,945
                                                                                  ===============    ===============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios



                              Class A          Class B            Class A         Class B            Class A        Class B
                           -------------    -------------      -------------    -------------     -------------  -------------
                                   Six months ended                      Year ended                        Year ended
                                    June 30, 1998*                    December 31, 1997                 December 31, 1996
                           -------------    -------------      -------------   -------------     -------------  -------------
Net asset value at
  beginning of period ..          $21.44           $21.45             $20.09          $20.10            $18.53         $18.53
                           -------------    -------------      -------------   -------------     -------------  -------------
Net investment income ..            0.19             0.11               0.40            0.29              0.37           0.27
Net realized and
  unrealized gain (loss)
  on investments .......            2.60             2.59               3.19            3.19              2.07           2.08
                           -------------    -------------      -------------   -------------     -------------  -------------
Total from investment
  operations ...........            2.79             2.70               3.59            3.48              2.44           2.35
                           -------------    -------------      -------------   -------------     -------------  -------------
Less dividends and
  distributions:
From net investment
  income ...............           (0.19)           (0.11)             (0.40)          (0.29)            (0.37)         (0.27)
From net realized gain
  on investments .......              --               --              (1.84)          (1.84)            (0.51)         (0.51)
                           -------------    -------------      -------------   -------------     -------------  -------------
Total dividends and
  distributions ........           (0.19)           (0.11)             (2.24)          (2.13)            (0.88)         (0.78)
                           -------------    -------------      -------------   -------------     -------------  -------------
Net asset value at end
  of period ............          $24.04           $24.04             $21.44          $21.45            $20.09         $20.10
                           =============    =============      =============   =============     =============  =============
Total investment
  return (a) ...........           13.03%           12.58%             18.24%          17.65%            13.22%         12.73%
Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income ...........            1.69%+           0.94%+             1.86%           1.36%              1.9%           1.4%
    Net expenses .......            1.14%+           1.89%+             1.15%           1.65%              1.1%           1.6%
    Expenses (before
      waiver) ..........            1.17%+           1.92%+             1.15%           1.65%              1.1%           1.6%
Portfolio turnover rate               95%              95%               182%            182%              173%           173%
Net assets at end of
  period (in 000's) ....        $132,461       $1,330,951           $108,329      $1,198,206           $68,975     $1,029,878

                                                                           Class B
                                                          ----------------------------------------------
                             Class A       Class B         September 1
                           ------------- -----------         through           Year ended August 31
                                   Year ended              December 31     -----------------------------
                                December 31, 1995             1994**            1994           1993
                           -------------  -------------   -------------    -------------   -------------
Net asset value at
  beginning of period ..          $14.76         $14.76          $15.28           $15.42          $13.37
                           -------------  -------------   -------------    -------------   -------------
Net investment income ..            0.42           0.33            0.11             0.38            0.33
Net realized and
  unrealized gain (loss)
  on investments .......            3.77           3.77           (0.52)           (0.02)           2.31
                           -------------  -------------   -------------    -------------   -------------
Total from investment
  operations ...........            4.19           4.10           (0.41)            0.36            2.64
                           -------------  -------------   -------------    -------------   -------------
Less dividends and
  distributions:
From net investment
  income ...............           (0.42)         (0.33)          (0.11)           (0.37)          (0.36)
From net realized gain
  on investments .......              --             --              --            (0.13)          (0.23)
                           -------------  -------------   -------------    -------------   -------------
Total dividends and
  distributions ........           (0.42)         (0.33)          (0.11)           (0.50)          (0.59)
                           -------------  -------------   -------------    -------------   -------------
Net asset value at end
  of period ............          $18.53         $18.53          $14.76           $15.28          $15.42
                           =============  =============   =============    =============   =============
Total investment
  return (a) ...........           28.66%         27.96%          (2.65%)           2.41%          20.09%
Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income ...........             2.5%           2.0%            2.5%+            2.5%            2.4%
    Net expenses .......             1.1%           1.7%            1.7%+            1.7%            1.8%
    Expenses (before
      waiver) ..........             1.1%           1.7%            1.7%             1.7%            1.8%
Portfolio turnover rate              228%           228%             74%             273%            340%
Net assets at end of
  period (in 000's) ....         $19,206       $860,881        $648,725         $639,619        $486,959


----------
*    Unaudited.

**   The Fund changed its fiscal year end from August 31 to December 31.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices

Notes to Financial Statements unaudited


are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Restricted Security. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. The Fund may not invest more than 10% of its net assets in illiquid securities.

Restricted security held at June 30, 1998:

                                                                                                                      Percent
                                                      Acquisition                                     6/30/98            of
Security                                                 Date           Shares           Cost          Value         Net Assets
--------                                              -----------       ------         --------       --------       ----------
Paperboard Industries International, Inc.
    5.00%, Class A
    Preferred Stock..............................       5/4/98          40,000         $665,691       $654,495            0.0%(a)
                                                                                       ========       ========        ========

----------
(a)  Less than one tenth of a percent.

Mortgage Dollar Rolls. The Fund enters into mortgage dollar roll transactions ("MDRs") for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Securities Lending. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

MainStay Total Return Fund


Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.60% on assets in excess of $500 million. For the six months ended June 30, 1998 the Manager earned $4,422,421 and waived $177,223 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.32% of the average daily net assets of the Fund on assets up to $500 million. To the extent that the Manager has voluntarily established a fee breakpoint, the Sub-Adviser has voluntarily agreed to do so proportionately.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $34,672 for the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $539,103 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $1,603,432.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay Total Return Fund


Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $19,784 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $83,002 for the six months ended June 30, 1998.

Note 4--Portfolio Securities Loaned:

At June 30, 1998, the Fund had portfolio securities with a fair market value of $196,626,505 on loan to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper or other securities in accordance with the Fund's securities lending procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $176,471, net of broker fees and rebates, for the six months ended June 30, 1998, which is included as interest income on the Statement of Operations.

Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of U.S. Government securities, other than short-term securities, were $913,305 and $911,188, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $399,460 and $371,343, respectively.

Note 6--Capital Share Transactions (in 000's):

                                                                                  Six months ended                 Year ended
                                                                                   June 30, 1998*               December 31, 1997
                                                                               ----------------------        -----------------------
                                                                               Class A        Class B        Class A        Class B
                                                                               -------        -------        -------        -------
Shares sold ............................................................           828          3,781          1,913          6,882
Shares issued in reinvestment of dividends and distributions ...........            23            137            471          5,106
                                                                               -------        -------        -------        -------
                                                                                   851          3,918          2,384         11,988
Shares redeemed ........................................................          (392)        (4,408)          (766)        (7,372)
                                                                               -------        -------        -------        -------
Net increase (decrease) ................................................           459           (490)         1,618          4,616
                                                                               =======        =======        =======        =======

----------
*    Unaudited.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                      MainStay Total Return Fund



                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MAINSTAY(R) FUNDS


                              OFFICERS & TRUSTEES*

             Richard M. Kernan, Jr.       Chairman and Trustee
                 Stephen C. Roussin       President, Chief Executive
                                          Officer, and Trustee
                    Edward J. Hogan       Trustee
                      Harry G. Hohn       Trustee
           Nancy Maginnes Kissinger       Trustee
                   Terry L. Lierman       Trustee
                  John B. McGuckian       Trustee
                Donald E. Nickelson       Trustee
                     Donald K. Ross       Trustee
                Richard S. Trutanic       Trustee
                      Walter W. Ubl       Trustee
                 Jefferson C. Boyce       Senior Vice President
                   Anthony W. Polis       Chief Financial Officer
                 Richard W. Zuccaro       Tax Vice President
                A. Thomas Smith III       Secretary

                             Dechert Price & Rhoads
                                  Legal Counsel


* As of July 27, 1998.

[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Total Return Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                   MSSA15-08/98
[RECYCLED SYMBOL]

Table of Contents

President's Letter                                                             2

MainStay Tax Free Bond Fund Highlights                                         3

$10,000 Invested in the MainStay Tax
Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                                                       4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Diversification by State--Top 5                                                7

Quality Breakdown                                                              8

Returns & Lipper Rankings                                                     10

Top 10 Holdings                                                               11

Portfolio of Investments                                                      12

Unaudited Financial Statements                                                17

Notes to Financial Statements                                                 21

The MainStay Funds                                                            26

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998


----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Tax Free Bond Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o During the first half of 1998, the municipal bond market was relatively uneventful, with virtually no change in the yield to maturity of the average municipal bond.

o Although the yield on 30-year Treasuries dropped significantly, oversupply in the municipal market helped keep municipal bond prices relatively stable.

o As a result, municipal bonds substantially underperformed Treasury securities during the first six months of the year.

o Insured issues continued to dominate the market, reducing opportunities to benefit from quality differences among newly issued securities.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o The MainStay Tax Free Bond Fund returned 7.99% and 7.77% for Class A shares and Class B shares, respectively, excluding all sales charges, for the one-year period ended 6/30/98.

o The Fund used diversification by issuer, coupon, maturity, geographic area, municipal sector, and call date to help reduce portfolio risk.

o With a relatively steady yield curve and municipal bonds trading in a tight price range, the Fund found few opportunities to provide yield advantages.

o The Fund's long duration hurt performance in the first quarter and did not help when the market failed to rally in the second quarter.

o Both share classes underperformed the average Lipper* general municipal debt fund, which returned 2.26% for the six months ended 6/30/98.


----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Tax Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation


CLASS A SHARES SEC Returns: 1-Year 3.13%, 5-Year 4.20%, 10-Year 6.42%

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               MainStay Tax Free          Lehman Brothers
Period end        Bond Fund             Municipal Bond Index*        Inflation+
--------------------------------------------------------------------------------
6/88                $ 9,550                  $10,000                   $10,000
6/89                $10,595                  $11,139                   $10,517
6/90                $10,900                  $11,898                   $11,008
6/91                $11,676                  $12,970                   $11,526
6/92                $13,038                  $14,496                   $11,882
6/93                $14,479                  $16,230                   $12,238
6/94                $14,315                  $16,257                   $12,543
6/95                $15,142                  $17,691                   $12,924
6/96                $15,967                  $18,866                   $13,280
6/97                $17,246                  $20,422                   $13,585
6/98                $18,624                  $22,191                   $13,813

CLASS B SHARES SEC Returns: 1-Year 2.77%, 5-Year 4.70%, 10-Year 6.84%

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               MainStay Tax Free          Lehman Brothers
Period end        Bond Fund             Municipal Bond Index*        Inflation+
--------------------------------------------------------------------------------
6/88                $10,000                  $10,000                   $10,000
6/89                $11,094                  $11,139                   $10,517
6/90                $11,414                  $11,898                   $11,008
6/91                $12,226                  $12,970                   $11,526
6/92                $13,652                  $14,496                   $11,882
6/93                $15,161                  $16,230                   $12,238
6/94                $14,989                  $16,257                   $12,543
6/95                $15,852                  $17,691                   $12,924
6/96                $16,678                  $18,866                   $13,280
6/97                $17,981                  $20,422                   $13,585
6/98                $19,378                  $22,191                   $13,813

----------
     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/30/88 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from 6/30/88 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 6/30/88. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The first half of 1998 was a quiet period for the municipal markets, without significant issuer or market events that could create opportunities for investors. The Bond Buyer's Index* yield to maturity was 5.22% on 1/2/98, and unchanged on 6/30/98. While there were minor variations in between, the municipal market was about as uneventful as it has been in any recent period.

Although the yield on 30-year Treasury bonds dropped to record lows, supply and demand imbalances caused municipal prices to remain relatively stable over the reporting period. Most of the imbalance came from excessive supply, which was prompted by issuers seeking to take advantage of lower long-term rates. With oversupply causing prices to remain stable in a declining rate environment, municipals substantially underperformed Treasury securities during the reporting period.

As has been the case in recent years, the vast majority of new issues carried insurance or were rated AAA,+ providing few opportunities to benefit from quality differences. Due to a relatively stable yield curve and limited opportunities, participation in attractively priced offerings became more important. This gave an advantage to larger municipal bond buyers who often received a more favorable response to their requests for participation in these offerings than smaller funds.

Given this context, how did the MainStay Tax Free Bond Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Tax Free Bond Fund returned 1.95% and 1.92% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper++ general municipal debt fund, which returned 2.26% for the first half of 1998.

What were the primary reasons for the Fund's underperformance?

In the first quarter, we lengthened the Fund's duration before the market began to decline. Although the Fund maintained its long duration in the second quarter as long-term interest rates declined, oversupply left the municipal market flat, so the longer-duration strategy failed to provide the anticipated benefits. In addition, funds that could enhance yields by investing in lower-grade securities enjoyed a competitive advantage.

What strategies did you use to enhance yields during the reporting period?

There were few steps we could take, since the yield curve remained relatively stable, and most new issues were either top-quality or insured credits. We did seek opportunities for the Fund among BBBss. hospital bonds and the Fund invested in some New York City General Obligation split-rated bonds rated A3/A-,# which provided solid performance for the Fund.

The Fund also seeks attractive prerefunding candidates as a part of its regular security selection process. The Fund's Foothill Transportation Bonds may be prerefunded, and they showed strength as a result of this potential. In fact, the Fund's portfolio has several prerefunding candidates, but municipal yields would have to

----------
* The Bond Buyer's Index is an index published daily by the Bond Buyer, a newspaper covering the municipal bond market. The Index provides the yardsticks against which municipal bond yields are measured. The Index is composed of 40 actively traded general obligation and revenue issues rated A or better with a term portion of at least $50 million ($75 million for housing issues) and having at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par before redemption.

+ Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong.

++ See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

(S) Debt rated BBB by Standard & Poor's exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

# Bonds which are rated A by Moody's Investors Service, Inc. possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated A by Standard & Poor's is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. A rating may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Yield to maturity
-----------------

A concept that reflects the rate of return an investor would receive if an interest-bearing security were held to its maturity date.

Supply and demand
-----------------

In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.


YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

CLASS A SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                         Total Return %
-------------------------------------------------
12/86                                     6.01
12/87                                     0.58
12/88                                     8.77
12/89                                     7.38
12/90                                     4.68
12/91                                    10.89
12/92                                     8.41
12/93                                    10.39
12/94                                    (6.02)
12/95                                    15.00
12/96                                     3.63
12/97                                     9.02
6/98                                      1.95

Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94.

See footnote * on page 10 for more information on performance.


CLASS B SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                         Total Return %
-------------------------------------------------
12/86                                     6.01
12/87                                     0.58
12/88                                     8.77
12/89                                     7.38
12/90                                     4.68
12/91                                    10.89
12/92                                     8.41
12/93                                    10.39
12/94                                    (6.02)
12/95                                    14.86
12/96                                     3.33
12/97                                     8.80
6/98                                      1.92

See footnote * on page 10 for more information on performance.


decline further before the issues would be prerefunded.

What exactly is prerefunding?

Most bonds carry a provision that allows the issuer to call the bonds, generally about 10 years after issuance. If the issuer wants to refinance outstanding debt to take advantage of lower interest rates before the call date, the bonds can be prerefunded. In a prerefunding, the issuer will issue new bonds and use the proceeds to purchase Treasury securities that mature near the same date as the original issue's call date. The securities are placed in an

DIVERSIFICATION BY STATE--TOP 5 AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

State                              Percentage
---------------------------------------------
New York                              23.3%
California                            14.9%
Illinois                              11.3%
Michigan                               5.9%
Massachusetts                          5.9%
All Other                             38.7%

Actual percentages will vary over time.


escrow account that will be used to pay the interest until the first call date, at which time the principal is paid. The effect of the entire process for the bondholder is a large gain because the municipals are in effect tax-free Treasury bonds whose maturity, in many cases, has been reduced by more than 20 years.

What were some of the Fund's larger purchases during the first six months of 1998?

The Fund bought Chicago Board of Education 5.75% bonds maturing in December of 2020. The bonds were purchased for their high coupon and prerefunding potential if interest rates should fall. The Fund also bought New York City Water Authority 5.5% bonds due June 2027 for their relatively high coupon. Both bonds performed well for the Fund.

Metropolitan Transit Authority 4.75% bonds due July 2026 gave us an opportunity to extend the call date on the Fund's existing MTA bonds, which had the same coupon and a slightly longer maturity. The Fund sold the older issue to purchase the new one.

A Florida Department of Transportation 5.375% State General Obligation bond was a positive performer for the Fund that will also mature in July of 2026. The Fund also bought Illinois Metropolitan Pier zero-coupon bonds due June 2029. As you may know, zero-coupon bonds have long duration and we purchased these bonds for the Fund in order to extend duration during the reporting period.

What were some of the Fund's largest sales?

The Fund sold Texas Water 5.0% bonds due in July 2019. As the price approached the bond's par value we were concerned about a sudden drop in duration. The Fund also sold a Massachusetts Health and Education bond for Harvard College with a 5.375% coupon and an October 2032 maturity because it carried a short call in 2005.

Other sales included a Massachusetts Turnpike Authority 5.0% coupon bond due January 2037, which was a liquid


Insured credits
---------------

Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.

Yield curve
-----------

When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

Duration
--------

A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

issue the Fund sold to raise cash, and a Massachusetts 4.75% Water bond due August 2037, which the Fund sold to bring its duration closer to our target.

It sounds like duration strategy and call protection were major initiatives during the reporting period.

We believe lengthening the call protection of the Fund's underlying portfolio securities is important to avoid reinvestment risk. We also wanted to keep the Fund near its target duration, even though this positioning didn't produce the results we hoped for during the reporting period. Certainly, if interest rates move, or if the oversupply declines, as we think it will, we believe the Fund's duration could help performance.

Why do you think the oversupply will decline?

Many issuers have a fiscal year that ends in June. We believe many of the new issues were designed to improve reporting in these municipalities, so issuance should taper off in the coming months.

Which of the Fund's holdings were strong performers during the reporting period?

Michigan Hospital Authority/Genesys Hospital 7.5% bonds of October 2027 were prerefunded during the first six months. The Fund owned a large block of this issue, which suddenly moved from a 29-year BBB bond to an 8-year municipal backed by Treasury bonds. This was the Fund's top performer.

The Fund's Foothill/Eastern Corridor Agency zero-coupon bonds of January 2027 and January 2028 both performed very well, even though municipal rates didn't decline. The reason is because zeroes have generally outperformed regular-coupon bonds. The possibility that these bonds may be prerefunded also contributed to their superior performance.

Long Island Power Authority 5.25% bonds of December 2026 were also strong per-

QUALITY BREAKDOWN AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                   66.0%
AA                                     8.0%
A                                      8.9%
BBB                                   16.7%
Cash, Equivalent & Other Assets,
Less Liabilities                       0.4%

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's.

See the prospectus for details.

formers. The deal came at an attractive price and we bought the bonds for the Fund just as the market began to rally.

Which bonds were among the Fund's worst performers?

We purchased two Massachusetts Water Authority issues for the Fund with different coupons and maturity dates in 2037 at the peak of the market rally in mid-January and sold them at a loss in late January.

Another ill-timed purchase and sale was a Gulf Breeze Florida 4.5% bond due in October 2027. This was a long-duration bond that should perform well in a rally, but was bought in mid-January when the market peaked. Hoping to cut losses, the Fund sold the bond in May, just before the market began an upturn.

The Fund purchased Neuces Texas 5.5% bonds of March 2027 for their relatively high coupon, but after holding them in the portfolio for a while, they failed to perform, so we sold the Fund's position. Shortly thereafter, investors started to pay a premium for the bonds for the very reason the Fund originally bought them.

How have you sought to protect investors from potential hazards in the municipal market?

The Fund continues to focus primarily on higher-quality securities. The overall credit quality of the securities in the Fund's investment portfolio is AA.|| We also use broad diversification by type of issuer, geographic region, municipal sector, coupon, and call date to keep the portfolio from being affected by weakness in any single region or market sector.

Of course, we seek opportunities for higher yield whenever they're available. The Fund has had good success with BBB hospital bonds in the past, but may lighten up on them going forward. We also try to avoid sectors with inherent weaknesses, such as the uncertainty surrounding utility deregulation.

What is your outlook for the future?

Basically, we're bullish on municipals. We believe their substantial underperformance relative to Treasuries is a cyclical trend that is likely to reverse in the months ahead. Since we anticipate slower growth in the second half of the year and subdued inflation in the wake of the Asian crisis, we think interest rates may go lower. That could cause municipals to rally.

Whatever happens in the municipal markets, the Fund will continue to seek a high level of current income that's substantially free from regular federal income tax, consistent with the preservation of capital.

Ravi Akhoury
James Flood
Portfolio Managers
MacKay Shields Financial Corporation


Bullish/Bearish
---------------

A bull market occurs when security prices are rising, a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.


----------
|| Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.


Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 6/30/98

======================================================================================================================
Fund average annual total returns*
======================================================================================================================
                                                                                                      Life of Fund
                                 1 year                5 years              10 years                 through 6/30/98
   Class A                       7.99%                 5.16%                6.91%                         6.50%
   Class B                       7.77%                 5.03%                6.84%                         6.45%

======================================================================================================================
Fund SEC returns*
======================================================================================================================
                                                                                                      Life of Fund
                                 1 year                5 years              10 years                 through 6/30/98
   Class A                       3.13%                 4.20%                6.42%                         6.10%
   Class B                       2.77%                 4.70%                6.84%                         6.45%

======================================================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
======================================================================================================================
                                                                                                      Life of Fund
                                 1 year                5 years              10 years                 through 6/30/98
   Class A                       154 out of               n/a                   n/a                    131 out of
                                 233 funds                                                             180 funds
   Class B                       177 out of            112 out of           68 out of                   53 out of
                                 233 funds             124 funds            70 funds                    55 funds
   Average Lipper
   general municipal
   debt fund                     8.39%                 5.77%                7.95%                         7.80%

======================================================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
======================================================================================================================

                                    NAV 6/30/98                        Income                         Capital Gains
   Class A                            $10.14                           $0.2460                           $0.0000
   Class B                            $10.15                           $0.2337                           $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of .50%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

Top 10 Holdings as of 6/30/98

===========================================================================================
HOLDING                                                                              AMOUNT
===========================================================================================
 California Educational Facilities Authority Revenue,
         Stanford University, Series N, 5.20%, due 12/1/27                      $22,055,904
 New York City Municipal Water Finance Authority
         Water & Sewer Systems, 5.500%, due 6/15/27                              19,251,000
 Michigan State Hospital Finance Authority Revenue,
         Genesys Health Systems, Series A, 7.50%, due 10/1/27                    18,267,863
 Massachusetts State Health & Education Facilities Authority Revenue,
         Harvard University, Series P, 5.375%, due 11/1/32                       16,116,625
 Dade County (Florida) Special Obligation, Series B
         5.00%, due 10/1/35                                                      15,606,401
 New Hampshire Higher Educational & Health Facilities Revenue,
         Dartmouth College, 5.125%, due 6/1/28                                   12,870,000
 Louisiana Public Facilities Authority, Hospital Revenue,
         Pendleton Memorial Methodist, 6.75%, due 6/1/22                         12,502,248
 Foothill-Eastern Transportation Corridor Agency
         Toll Road Revenue, Series A, (zero coupon), due 1/1/27                  12,132,706
 Texas Water Resources Finance Authority Revenue,
         7.625%, due 8/15/08                                                     11,658,400
 New York State Medical Care Facilities Finance Agency Revenue
         Hospital & Nursing Home, Series A, 8.00%, due 2/15/28                   11,618,301

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay Tax Free Bond Fund

                                               Principal
                                                 Amount            Value
                                             ===============================
LONG-TERM MUNICIPAL BONDS (99.6%)+

ALABAMA (0.8%)
Birmingham Alabama Airport
  Authority Revenue, Series A
  7.375%, due 7/1/10 (a) .................   $   3,600,000     $   3,825,000
                                                               -------------

CALIFORNIA (14.9%)
Anaheim Public Financing
  Authority Lease Revenue
  Project C
  (zero coupon), due 9/1/18 ..............       3,130,000         1,095,500
California Educational
  Facilities Authority Revenue
  Pooled College & University Projects
  Series A
  5.625%, due 7/1/23 .....................         900,000           907,875
  Stanford University, Series N
  5.20%, due 12/1/27 .....................      21,920,000        22,055,904
Fontana Redevelopment Agency
  Tax Allocation, Jurupa Hills
  Project A
  5.50%, due 10/1/27 .....................       2,000,000         2,005,000
Foothill-Eastern Transportation
  Corridor Agency, Toll Road
  Revenue, Series A
  5.50%, due 1/1/27 ......................      56,105,000        12,132,706
  (zero coupon), due 1/1/28 ..............      23,540,000         4,825,700
Metropolitan Water District of
  Southern California Waterworks
  Revenue
  Series A
  5.00%, due 7/1/26 ......................         300,000           292,500
  Series C
  5.00%, due 7/1/37 ......................       5,200,000         5,031,000
Modesto Irrigation District
  Financing Authority Revenue
  Series D
  4.75%, due 9/1/22 ......................         750,000           707,813
Northern California Power Agency
  Public Power Revenue
  Hydroelectric Project 1
  7.15%, due 7/1/24 ......................       7,445,000         7,695,003
Oakland California Revenue, Series A
  7.60%, due 8/1/21 ......................      10,500,000        10,736,040
Palo Alto California Unified
  School District, Series B
  5.375%, due 8/1/18 .....................       1,275,000         1,302,094
San Diego California Industrial
  Development Authority
  San Diego Gas & Electric, Series A
  5.90%, due 6/1/18 ......................       1,000,000         1,061,250
San Diego County
  Water Authority Revenue
  Series A
  4.75%, due 5/1/20 ......................       1,705,000         1,613,356
Simi Valley California Unified
  School District
  Refundable & Capital
  Improvement Projects
  5.25%, due 8/1/22 ......................         300,000           306,750
                                                               -------------
                                                                  71,768,491
                                                               -------------

CONNECTICUT (2.0%)
Mashantucket Western Pequot Tribe
  Connecticut Special Revenue
  Series B
  5.75%, due 9/1/27 (b) ..................       9,500,000         9,785,000
                                                               -------------

DISTRICT OF COLUMBIA (0.6%)
District of Columbia Revenue
  Georgetown University
  Series A
  7.40%, due 4/1/18 ......................       2,815,000         2,944,068
                                                               -------------

FLORIDA (4.7%)
Dade County
  Special Obligation, Series B
  5.00%, due 10/1/35 .....................      16,110,000        15,606,401
Florida State
  Department of Transportation
  Right of Way
  5.375%, due 7/1/26 .....................       7,040,000         7,172,000
                                                               -------------
                                                                  22,778,401
                                                               -------------

GEORGIA (0.5%)
Fulton County Georgia
  Water & Sewer Revenue
  4.75%, due 1/1/28 ......................       2,500,000         2,350,000
                                                               -------------

ILLINOIS (11.3%)
Chicago Board of Education
  Chicago School Reform
  5.75%, due 12/1/20-12/1/27 .............      18,000,000        19,190,000
Chicago Illinois Gas Supply Revenue
  Peoples Gas, Light & Coke Co.
  Series A
  8.10%, due 5/1/20 (a) ..................       2,000,000         2,162,500
Chicago Illinois Midway Airport
  Revenue, Series A
  5.50%, due 1/1/29 ......................       9,145,000         9,407,919

----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1998 unaudited

                                               Principal
                                                 Amount            Value
                                             ===============================

LONG-TERM MUNICIPAL BONDS (Continued)

ILLINOIS (Continued)
Chicago Illinois O'Hare
  International Airport Revenue
  Series A
  5.50%, due 1/1/16 ......................   $   1,000,000     $   1,026,250
Illinois Health Facilities Authority
  Revenue
  Glenoaks Hospital, Series E
  9.50%, due 11/15/19 ....................         850,000           964,750
  Hinsdale Hospital
  Series B
  9.00%, due 11/15/15 ....................       1,830,000         2,054,175
  Series C
  9.50%, due 11/15/19 ....................       5,460,000         6,197,100
  Proctor Community Hospital Project
  7.375%, due 1/1/23 .....................       3,700,000         3,968,435
Illinois Regional Transportation
  Authority, Series C
  7.10%, due 6/1/25 ......................       1,500,000         1,725,000
Kankakee Illinois Sewer Revenue
  7.00%, due 5/1/16 ......................       2,000,000         2,255,000
Metropolitan Pier & Exposition
  Authority, Illinois Dedicated
  State Tax Revenue
  (zero coupon), due 6/15/29 .............      17,925,000         3,517,781
Southwestern Illinois Development
  Authority, Medical Facilities
  Revenue, Anderson Hospital
  Project, Series A
  7.00%, due 8/15/12 .....................       2,000,000         2,162,500
                                                               -------------
                                                                  54,631,410
                                                               -------------

INDIANA (1.8%)
Indiana Bond Backed Revenue
  State Revolving Fund, Series A
  5.25%, due 2/1/19 ......................       5,135,000         5,154,256
Indianapolis Industrial Exempt
  Facility Revenue, Mid-America
  Energy Resource Income Project
  7.25%, due 12/1/11 (a) .................       2,000,000         2,088,780
Tippecanoe County Indiana
  School Building Corp.
  First Mortgage
  6.00%, due 7/15/13 .....................       1,300,000         1,397,500
                                                               -------------
                                                                   8,640,536
                                                               -------------

LOUISIANA (3.1%)
Louisiana Public Facilities
  Authority, Hospital Revenue
  Pendleton Memorial Methodist
  6.75%, due 6/1/22 ......................      11,600,000        12,502,248
Louisiana State Offshore Terminal
  Authority, Deepwater Port Revenue
  Series E
  7.60%, due 9/1/10 ......................       2,135,000         2,316,475
                                                               -------------
                                                                  14,818,723
                                                               -------------

MASSACHUSETTS (5.9%)
Massachusetts Bay Transportation
  Authority, General Transportation
  System, Series A
  4.50%, due 3/1/26 ......................       3,000,000         2,673,750
Massachusetts State General
  Obligation, Consolidated Loan
  Series C
  5.625%, due 8/1/14 .....................       2,070,000         2,176,088
Massachusetts State Health &
  Educational Facilities Authority
  Revenue
  Harvard University, Series P
  5.375%, due 11/1/32 ....................      15,820,000        16,116,625
  Medical Center of Central
  Massachusetts
  7.10%, due 7/1/21 ......................       2,500,000         2,734,375
  Issue A
  7.10%, due 7/1/21 ......................         300,000           325,125
  Southcoast Health System
  Series A
  4.75%, due 7/1/27 ......................       2,000,000         1,840,000
  University Hospital, Series C
  7.25%, due 7/1/19 ......................       2,500,000         2,693,750
                                                               -------------
                                                                  28,559,713

MICHIGAN (5.3%)
Detroit City General Obligation
  School District, Series A
  5.70%, due 5/1/25 ......................       2,000,000         2,100,000
Michigan State Hospital Finance
  Authority Revenue
  Genesys Health System, Series A
  7.50%, due 10/1/27 .....................      15,255,000        18,267,862
  Pontiac Osteopathic Hospital
  Series A
  6.00%, due 2/1/24 ......................       5,000,000         5,150,000
                                                               -------------
                                                                  25,517,862
                                                               -------------

MINNESOTA (0.6%)
Minneapolis & Saint Paul Minnesota
  Metropolitan Airports Commission
  Series 7
  7.80%, due 1/1/13 (a) ..................       2,750,000         2,851,942
                                                               -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                               Principal
                                                 Amount            Value
                                             ===============================
LONG-TERM MUNICIPAL BONDS (Continued)

MISSISSIPPI (1.3%)
Mississippi State General Obligation .....
  Series C
  4.75%, due 12/01/15 ....................   $   6,355,000     $   6,100,800
                                                               -------------

NEBRASKA (0.4%)
Nebraska Investment Finance
  Authority, Single Family
  Housing Revenue, Series C
  6.30%, due 9/1/28 (a) ..................       1,990,000         2,124,325
                                                               -------------

NEVADA (1.4%)
Clark County Airport Improvement
  Revenue
  8.125%, due 7/1/18 (a) .................       6,500,000         6,630,000
                                                               -------------

NEW HAMPSHIRE (4.8%)
New Hampshire Higher Educational &
  Health Facilities Authority Revenue
  Dartmouth College
  5.125%, due 6/1/28 .....................      13,000,000        12,870,000
  5.70%, due 6/1/27 ......................       9,400,000         9,987,500
                                                               -------------
                                                                  22,857,500
                                                               -------------

NEW JERSEY (1.5%)
Middletown Township
  General Obligation
  New Jersey Board of Education
  5.80%, due 8/1/22 ......................       3,850,000         4,081,000
New Jersey Health Care Facilities
  Financing Authority Revenue
  Zurbrugg Memorial Hospital
  Series C
  8.50%, due 7/1/12 ......................       3,165,000         3,210,861
                                                               -------------
                                                                   7,291,861
                                                               -------------

NEW MEXICO (1.1%)
Farmington New Mexico Pollution
  Control Revenue, Southern
  California Edison Co.
  Series A
  7.20%, due 4/1/21 ......................       5,000,000         5,431,250
                                                               -------------

NEW YORK (23.3%)
Battery Park City Authority
  Revenue, Series A
  5.50%, due 11/1/26 .....................         100,000           103,125
Long Island Power Authority
  New York Electric Systems
  Revenue, Series A
  5.125%, due 12/1/22 ....................         325,000           320,531
Metropolitan Transportation Authority
  Commuter Facilities Revenue
  Series B
  4.75%, due 7/1/26 ......................       6,020,000         5,643,750
  Series A
  5.625%, due 7/1/27 .....................       5,150,000         5,394,625
  Service Contract Transport Facilities
  Series 7
  (zero coupon), due 7/1/14 ..............       3,930,000         1,753,763
  Series L
  7.50%, due 7/1/17 ......................       5,950,000         6,069,000
  Transit Facilities Revenue
  Series C
  5.50%, due 7/1/22 ......................       1,000,000         1,037,500
New York City General Obligation
  Series D
  6.00%, due 2/15/25 .....................       1,570,000         1,670,087
  8.00%, due 8/1/04 ......................         165,000           183,769
  Series B
  7.00%, due 6/1/15 ......................         515,000           556,844
  Series C
  7.20%, due 8/15/15 .....................         150,000           161,625
  Series A
  7.75%, due 8/15/07-8/15/16 .............         425,000           470,994
  Series F
  8.20%, due 11/15/04 ....................         755,000           851,263
New York City Municipal Water
  Finance Authority, Water & Sewer
  Systems Revenue
  Series D
  4.75%, due 6/15/25 .....................       1,875,000         1,767,188
  Series B
  5.50%, due 6/15/27 .....................      18,600,000        19,251,000
  5.75%, due 6/15/29 .....................       1,000,000         1,066,250
New York City Transitional Finance
  Authority Revenue, Future Tax
  Secured, Series C
  4.75%, due 5/1/23 ......................       5,400,000         5,055,750
  Series A
  5.00%, due 8/15/27 .....................       3,500,000         3,390,625
New York State Dormitory Authority
  Revenue
  Cornell University, Series A
  7.375%, due 7/1/30 .....................       2,880,000         3,110,400
  New York University, Series A
  5.75%, due 7/1/27 ......................       2,500,000         2,762,500
  6.00%, due 7/1/18 ......................       3,300,000         3,724,875
  Park Ridge Housing Income Project
  7.85%, due 2/1/29 ......................       1,400,000         1,453,466


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                               Principal
                                                 Amount            Value
                                             ===============================
LONG-TERM MUNICIPAL BONDS (Continued)

NEW YORK (Continued)
  Rockefeller University
  4.75%, due 7/1/37 ......................   $     850,000     $     799,841
  St. Johns University
  5.70%, due 7/1/26 ......................       3,250,000         3,432,812
  State University Educational
    Facilities
  5.125%, due 5/15/27 ....................       1,780,000         1,746,625
  5.50%, due 5/15/26 .....................       6,250,000         6,367,188
  Series A
  4.75%, due 5/15/25 .....................       1,500,000         1,411,875
  Series B
  7.50%, due 5/15/11 .....................       4,250,000         5,174,375
New York State Energy Research &
  Development Authority
  Gas Facilities Revenue
  Brooklyn Union Gas Co., Project
  5.50%, due 1/1/21 ......................       1,250,000         1,290,625
New York State Environmental
  Facilities Corp. Pollution Control
  Revenue, State Water
  Series A
  7.25%, due 6/15/10 .....................         400,000           442,000
  7.50%, due 6/15/12 .....................       3,050,000         3,309,250
New York State Local Government
  Assistance Corp.
  Series C
  (zero coupon), due 4/1/14 ..............       1,130,000           522,625
New York State Medical Care Facilities
  Finance Agency Revenue
  7.375%, due 8/15/19 ....................       1,615,000         1,695,750
  7.875%, due 8/15/20 ....................         450,000           492,187
  Hospital & Nursing Home
  Series A
  8.00%, due 2/15/28 .....................      11,345,000        11,618,301
  Montefiore Medical Center
  6.00%, due 2/15/35 .....................       2,150,000         2,311,250
  St. Francis Hospital of Roslyn
  Project A
  7.625% due 11/1/21 .....................       3,875,000         3,998,457
New York State Thruway Authority
  Service Contract Revenue
  Local Highway & Bridge
  5.75%, due 4/1/16 ......................         100,000           105,250
Niagara Falls New York Bridge
  Commission Toll Revenue
  Series B
  5.25%, due 10/1/15 .....................         500,000           525,625
North Hempstead City
  General Obligation, Series A
  4.75%, due 1/15/18 .....................       1,000,000           958,750
Port Jervis Industrial Development
  Authority, Franciscan Health
  Partnership
  5.50%, due 11/1/16 .....................         200,000           201,000
                                                               -------------
                                                                 112,202,716
                                                               -------------

NORTH CAROLINA (0.6%)
New Hanover County North Carolina
  Hospital Revenue, New Hanover
  Regional Medical Center Project
  5.75%, due 10/1/26 .....................       2,500,000         2,653,125
                                                               -------------

OHIO (0.5%)
Ohio State Air Quality Development
  Authority Revenue, Pollution
  Control, Cleveland County Project
  8.00%, due 12/1/13 .....................       2,000,000         2,307,500
                                                               -------------

PENNSYLVANIA (3.7%)
Delaware County Pennsylvania
  Industrial Development
  Authority, Series A
  6.20%, due 7/1/19 ......................       5,000,000         5,418,750
Emmaus Pennsylvania General
  Authority Revenue, Series E
  7.90%, due 5/15/18 .....................       6,450,000         6,622,409
Horizon Hospital System Authority
  Pennsylvania Hospital Revenue
  6.35%, due 5/15/16-5/15/26 .............       5,315,000         5,722,350
                                                               -------------
                                                                  17,763,509
                                                               -------------

SOUTH CAROLINA (1.5%)
Piedmont Municipal Power Agency
  South Carolina Electric Revenue
  Series A
  4.75%, due 1/1/25 ......................       7,885,000         7,421,756
                                                               -------------

TEXAS (4.9%)
Matagorda County Navigation
  District 1, Pollution Control
  Revenue
  Central Power & Light Co. Project
  7.50%, due 12/15/14 ....................       2,400,000         2,574,000
  Houston Lighting & Power Co.
  Series E
  7.20%, due 12/1/18 .....................       3,470,000         3,691,213
Nueces River Authority Texas
  Water Supply Facilities
  Corpus Christi Lake Project
  5.50%, due 3/1/27 ......................       1,250,000         1,293,750


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                               Principal
                                                 Amount            Value
                                             ===============================
LONG-TERM MUNICIPAL BONDS (Continued)

TEXAS (Continued)
South Texas Community College
  District
  5.75%, due 8/15/15 .....................   $   1,500,000     $   1,586,250
Tarrant County Junior College
  District
  4.625%, due 2/15/15 ....................       3,000,000         2,850,000
Texas Water Resources Finance
  Authority Revenue
  7.625%, due 8/15/08 ....................      11,210,000        11,658,400
                                                               -------------
                                                                  23,653,613
                                                               -------------

VIRGINIA (2.0%)
Pocahontas Parkway Association
  Virginia Toll Road Revenue
  Series A
  5.50%, due 8/15/28 .....................       3,000,000         2,970,000
Upper Occoquan Sewer Authority
  Virginia Regional Sewer Revenue
  Series A
  4.75%, due 7/1/29 ......................       7,000,000         6,597,500
                                                               -------------
                                                                   9,567,500
                                                               -------------

WASHINGTON (0.4%)
Port Seattle Washington Revenue
  Series A
  5.50%, due 10/1/17 .....................       2,000,000         2,080,000
                                                               -------------

WEST VIRGINIA (0.7%)
West Virginia State Building
  Commission Lease Revenue, West
  Virginia Regional Jail & Correction
  Series A
  7.00%, due 7/1/15 ......................       3,000,000         3,221,250
                                                               -------------
Total Long-Term Municipal Bonds
  (Cost $466,584,764) ....................                       479,777,851
                                                               -------------

SHORT-TERM MUNICIPAL BONDS (2.0%)

FLORIDA (0.8%)
Hillsborough County Industrial
  Development Authority, Pollution
  Control Revenue, Tampa Electric Co.
  4.00%, due 5/15/18 (c) .................       3,800,000         3,800,000
                                                               -------------

GEORGIA (0.6%)
Burke County Development
  Authority, Pollution Control
  Revenue, Georgia Power Co.
  4.00%, due 4/1/32 (c) ..................       2,900,000         2,900,000
                                                               -------------

MICHIGAN (0.6%)
Michigan State Strategic Fund Ltd.
  Obligation Revenue
  Dow Chemical Co. Project
  4.00%, due 2/1/09 (c) ..................       1,400,000         1,400,000
  Reserve 1
  4.00%, due 9/1/30 (c) ..................       1,700,000         1,700,000
                                                               -------------
                                                                   3,100,000
                                                               -------------

Total Short-Term Municipal Bonds
  (Cost $9,800,000) ......................                         9,800,000
                                                               -------------
Total Investments
  (Cost $476,384,764) (d) ................           101.6%      489,577,851(e)
Liabilities in Excess of Cash
  and Other Assets .......................            (1.6)       (7,870,190)
                                             -------------     -------------
Net Assets ...............................           100.0%    $ 481,707,661
                                             =============     =============

----------
(a)  Interest on these securities is subject to alternative minimum tax.

(b)  May be sold to institutional investors only.

(c) Variable rate security that may be tendered back to issuer at any time prior to maturity at par.

(d) The cost stated also represents the aggregate cost for Federal income tax puposes.

(e) At June 30, 1998, net unrealized appreciation was $13,193,087, based on cost for Federal tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,071,180 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $ 4,878,093.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $476,384,764) .....   $ 489,577,851
Cash ..................................................................          25,274
Receivables:
  Interest ............................................................       7,554,388
  Investment securities sold ..........................................       4,701,341
  Fund shares sold ....................................................         568,429
                                                                          -------------
    Total assets ......................................................     502,427,283
                                                                          -------------
LIABILITIES:
Payables:
  Investment securities purchased .....................................      17,914,548
  Dividend payable ....................................................       1,802,169
  Fund shares redeemed ................................................         448,586
  MainStay Management .................................................         244,837
  NYLIFE Distributors .................................................         195,574
  Transfer agent ......................................................          29,657
  Custodian ...........................................................           8,997
  Variation margin payable on futures contracts .......................           7,030
  Trustees ............................................................           2,851
Accrued expenses ......................................................          65,373
                                                                          -------------
    Total liabilities .................................................      20,719,622
                                                                          -------------
Net assets ............................................................   $ 481,707,661
                                                                          =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A .............................................................   $      15,476
  Class B .............................................................         459,173
Additional paid-in capital ............................................     477,113,722
Accumulated undistributed net investment income .......................        (319,430)
Accumulated net realized loss on investments ..........................      (8,754,367)
Net unrealized appreciation on investments ............................      13,193,087
                                                                          -------------
Net assets ............................................................   $ 481,707,661
                                                                          =============
CLASS A
Net assets applicable to outstanding shares ...........................   $  15,696,371
                                                                          =============
Shares of beneficial interest outstanding .............................       1,547,583
                                                                          =============
Net asset value per share outstanding .................................   $       10.14
Maximum sales charge (4.50% of offering price) ........................            0.48
                                                                          -------------
Maximum offering price per share outstanding ..........................   $       10.62
                                                                          =============
CLASS B
Net assets applicable to outstanding shares ...........................   $ 466,011,290
                                                                          =============
Shares of beneficial interest outstanding .............................      45,917,294
                                                                          =============
Net asset value and offering price per share outstanding ..............   $       10.15
                                                                          =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Interest ..................................................      $ 13,909,997
                                                                   ------------
Expenses:
  Management ................................................         1,451,148
  Distribution--Class B .....................................           587,373
  Service--Class A ..........................................            17,272
  Service--Class B ..........................................           587,373
  Transfer agent ............................................           205,260
  Shareholder communication .................................            47,774
  Recordkeeping .............................................            38,350
  Professional ..............................................            28,860
  Custodian .................................................            28,775
  Registration ..............................................            22,024
  Trustees ..................................................             6,549
  Miscellaneous .............................................            17,192
                                                                   ------------
    Total expenses ..........................................         3,037,950
                                                                   ------------
Net investment income .......................................        10,872,047
                                                                   ------------
REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions .....................................         1,439,352
  Futures transactions ......................................          (540,588)
                                                                   ------------
Net realized gain on investments ............................           898,764
                                                                   ------------

Net change in unrealized appreciation on investments ........        (2,633,373)
                                                                   ------------
Net realized and unrealized loss on investments .............        (1,734,609)
                                                                   ------------
Net increase in net assets resulting from operations ........      $  9,137,438
                                                                   ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                          Six months
                                                                                             ended         Year ended
                                                                                            June 30,       December 31,
                                                                                              1998*            1997
                                                                                         -------------    -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income ..............................................................   $  10,872,047    $  24,426,541
  Net realized gain on investments ...................................................         898,764        6,139,324
  Net change in unrealized appreciation on investments ...............................      (2,633,373)      11,084,242
                                                                                         -------------    -------------
  Net increase in net assets resulting from operations ...............................       9,137,438       41,650,107
                                                                                         -------------    -------------
Dividends to shareholders:
  From net investment income:
    Class A ..........................................................................        (341,503)        (659,120)
    Class B ..........................................................................     (10,858,374)     (23,759,021)
                                                                                         -------------    -------------
      Total dividends to shareholders ................................................     (11,199,877)     (24,418,141)
                                                                                         -------------    -------------
Capital share transactions: Net proceeds from sale of shares:
    Class A ..........................................................................       4,045,271        3,327,275
    Class B ..........................................................................      18,040,069       31,620,029
  Net asset value of shares issued to shareholders in reinvestment of dividends:
    Class A ..........................................................................         223,089          503,552
    Class B ..........................................................................       5,755,508       14,892,349
                                                                                         -------------    -------------
                                                                                            28,063,937       50,343,205
  Cost of shares redeemed:
    Class A ..........................................................................      (1,545,784)      (7,772,835)
    Class B ..........................................................................     (37,874,705)     (77,392,586)
                                                                                         -------------    -------------
      Decrease in net assets derived from capital share transactions .................     (11,356,552)     (34,822,216)
                                                                                         -------------    -------------
      Net decrease in net assets .....................................................     (13,418,991)     (17,590,250)

NET ASSETS:
Beginning of period ..................................................................     495,126,652      512,716,902
                                                                                         -------------    -------------
End of period ........................................................................   $ 481,707,661    $ 495,126,652
                                                                                         =============    =============
Accumulated undistributed net investment income (excess distribution) at end of period   $    (319,430)   $       8,400
                                                                                         =============    =============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                             Class A          Class B          Class A         Class B         Class A         Class B
                           -----------      -----------      -----------     -----------     -----------     -----------
                                  Six months ended                   Year ended                       Year ended
                                   June 30, 1998*                December 31, 1997                December 31, 1996
                           ----------------------------      ---------------------------     ---------------------------
Net asset value at
  beginning of period ..        $10.19           $10.19            $9.84           $9.84          $10.02          $10.03
                           -----------      -----------      -----------     -----------     -----------     -----------
Net investment
  income ...............          0.25             0.23             0.51            0.49            0.54            0.51
Net realized and
  unrealized gain (loss)
  on investments .......         (0.05)           (0.04)            0.35            0.35           (0.19)          (0.19)
                           -----------      -----------      -----------     -----------     -----------     -----------
Total from investment
  operations ...........          0.20             0.19             0.86            0.84            0.35            0.32
                           -----------      -----------      -----------     -----------     -----------     -----------
Less dividends and
  distributions:
From net investment
  income ...............         (0.25)           (0.23)           (0.51)          (0.49)          (0.53)          (0.51)
From net realized gain
  on investments .......            --               --               --              --              --              --
                           -----------      -----------      -----------     -----------     -----------     -----------
Total dividends and
  distributions ........         (0.25)           (0.23)           (0.51)          (0.49)          (0.53)          (0.51)
                           -----------      -----------      -----------     -----------     -----------     -----------
Net asset value at end
  of period ............        $10.14           $10.15           $10.19          $10.19           $9.84           $9.84
                           ===========      ===========      ===========     ===========     ===========     ===========
Total investment
  return (a) ...........          1.95%            1.92%            9.02%           8.80%           3.63%           3.33%
Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income ...........          4.74%+           4.49%+           5.14%           4.93%            5.4%            5.2%
    Expenses ...........          1.01%+           1.26%+           1.01%           1.22%            1.0%            1.2%
Portfolio turnover rate             55%              55%             119%            119%             95%             95%
Net assets at end of
  period (in 000's) ....       $15,696         $466,011          $13,017        $482,109         $16,486        $496,231

                                                                              Class B
                                                           --------------------------------------------
                             Class A         Class B       September 1
                           -----------     -----------       through            Year ended August 31
                                     Year ended            December 31      ---------------------------
                                 December 31, 1995            1994**            1994           1993
                           ---------------------------     -----------      -----------     -----------
Net asset value at
  beginning of period ..         $9.20           $9.20           $9.71           $10.39          $10.21
                           -----------     -----------     -----------      -----------     -----------
Net investment
  income ...............          0.52            0.51            0.17             0.51            0.57
Net realized and
  unrealized gain (loss)
  on investments .......          0.83            0.83           (0.51)           (0.58)           0.47
                           -----------     -----------     -----------      -----------     -----------
Total from investment
  operations ...........          1.35            1.34           (0.34)           (0.07)           1.04
                           -----------     -----------     -----------      -----------     -----------
Less dividends and
  distributions:
From net investment
  income ...............         (0.53)          (0.51)          (0.17)           (0.53)          (0.60)
From net realized gain
  on investments .......            --              --              --            (0.08)          (0.26)
                           -----------     -----------     -----------      -----------     -----------
Total dividends and
  distributions ........         (0.53)          (0.51)          (0.17)           (0.61)          (0.86)
                           -----------     -----------     -----------      -----------     -----------
Net asset value at end
  of period ............        $10.02          $10.03           $9.20            $9.71          $10.39
                           ===========     ===========     ===========      ===========     ===========
Total investment
  return (a) ...........         15.00%          14.86%          (3.53%)          (0.69%)         10.81%
Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income ...........           5.5%            5.2%            5.6%+            5.4%            5.6%
    Expenses ...........           1.0%            1.2%            1.2%+            1.2%            1.2%
Portfolio turnover rate            110%            110%             37%              92%            138%
Net assets at end of
  period (in 000's) ....        $9,752        $543,314        $513,781         $552,156        $476,761

----------
*    Unaudited.

**   The Fund changed its fiscal year end from August 31 to December 31.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular Federal income tax, consistent with preservation of capital.

The ability of issuers of debt securities to meet their obligations may be affected by economic and political developments in a specific industry or region.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current

MainStay Tax Free Bond Fund


market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the

Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the average daily net assets of the Fund. For the six months ended June 30, 1998, the Manager earned $1,451,148.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B shares. The Distribution Plan

MainStay Tax Free Bond Fund


provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $3,355 the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $184,643 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998, amounted to $210,632.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $7,057 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $38,350 for the six months ended June 30, 1998.

Note 4--Federal Income Tax:

At December 31, 1997, for Federal income tax purposes, capital loss carryforwards of $9,350,710, net of losses of $302,421 occurring after October 31, 1997, which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains through 2004. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund utilized $6,392,807 of capital loss carryforwards during the prior fiscal year.

Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $267,651 and $286,141, respectively.

Note 6--Capital Share Transactions (in 000's):

                                                                     Six months ended               Year ended
                                                                      June 30, 1998*            December 31, 1997
                                                                   --------------------       ---------------------
                                                                   Class A      Class B       Class A       Class B
                                                                   -------      -------       -------       -------
Shares sold ................................................          400         1,775           338         3,190
Shares issued in reinvestment of dividends and distributions           22           567            51         1,499
                                                                   ------        ------        ------        ------
                                                                      422         2,342           389         4,689
Shares redeemed ............................................         (152)       (3,728)         (787)       (7,807)
                                                                   ------        ------        ------        ------
Net increase (decrease) ....................................          270        (1,386)         (398)       (3,118)
                                                                   ======        ======        ======        ======

----------
*    Unaudited.

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S.(primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
TAX FREE BOND FUND(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                     MainStay Tax Free Bond Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MAINSTAY(R) FUNDS


                              OFFICERS & TRUSTEES*

             Richard M. Kernan, Jr.       Chairman and Trustee
                 Stephen C. Roussin       President, Chief Executive
                                          Officer, and Trustee
                    Edward J. Hogan       Trustee
                      Harry G. Hohn       Trustee
           Nancy Maginnes Kissinger       Trustee
                   Terry L. Lierman       Trustee
                  John B. McGuckian       Trustee
                Donald E. Nickelson       Trustee
                     Donald K. Ross       Trustee
                Richard S. Trutanic       Trustee
                      Walter W. Ubl       Trustee
                 Jefferson C. Boyce       Senior Vice President
                   Anthony W. Polis       Chief Financial Officer
                 Richard W. Zuccaro       Tax Vice President
                A. Thomas Smith III       Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Tax Free Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                   MSSA14-08/98
[RECYCLED SYMBOL]

Table of Contents

President's Letter                                                             2

MainStay California Tax Free Fund Highlights                                   3

$10,000 Invested in the MainStay California
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                                                       4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Diversification of Holdings--Top 5                                             7

Quality Breakdown                                                              8

Returns & Lipper Rankings                                                     11

Portfolio of Investments                                                      12

Unaudited Financial Statements                                                14

Notes to Financial Statements                                                 18

The MainStay Funds                                                            24

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/Stephen C. Roussin

Stephen C. Roussin
July 1998

----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

MainStay California Tax Free Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

 .    During the first half of 1998, California benefited from an estimated $4.5 billion state surplus, strength in Silicon Valley, and a diversified economic base, but the state saw declines in exports and container shipping because of weakness in Asian markets.

 .    In the first six months of the year, the California municipal bond market was relatively uneventful.

 .    Standard & Poor's raised California's municipal debt rating slightly, from
     "A+ stable"* to "A+ with a positive outlook."

 .    Although the yield on 30-year Treasuries dropped significantly, oversupply in the municipal market helped keep municipal bond prices relatively stable.

 .    Insured issues continued to dominate the market, reducing opportunities to benefit from quality differences among newly issued securities.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

 .    The MainStay California Tax Free Fund returned 7.44% and 7.16% for Class A shares and Class B shares, respectively, excluding all sales charges, for the one-year period ended 6/30/98.

 .    The Fund used diversification by issuer, coupon, maturity, geographic area, municipal sector, and call date to help reduce portfolio risk.

 .    With a relatively steady yield curve and municipal bonds trading in a tight price range, the Fund found few opportunities to provide yield advantages.

 .    The Fund's long duration hurt performance in the first quarter and failed to help when the market did not rally in the second quarter.

 .    Both share classes underperformed the average Lipper+ California municipal debt fund, which returned 2.28% for the six months ended 6/30/98.

----------
* Debt rated A by Standard & Poor's is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. A rating may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

+ See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
California Tax Free Fund versus
Lehman Brothers Municipal Bond
Index and Inflation

CLASS A SHARES SEC Returns: 1-Year 2.61%, 5-Year 4.29%, since inception 5.93%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     MainStay             Lehman Brothers
                    California               Municipal
Period end         Tax Free Fund            Bond Index*              Inflation+
----------         -------------            -----------              ----------
10/1/91               $ 9,550                  $10,000                $10,000
12/91                 $ 9,748                  $10,335                $10,051
12/92                 $10,516                  $11,247                $10,349
12/93                 $11,852                  $12,628                $10,632
12/94                 $11,273                  $11,975                $10,908
12/95                 $12,984                  $14,066                $11,192
12/96                 $13,430                  $14,689                $11,563
12/97                 $14,491                  $16,038                $11,758
 6/98                 $14,760                  $16,469                $11,838

CLASS B SHARES SEC Returns: 1-Year 2.16%, 5-Year 4.75%, since inception 6.53%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                     MainStay             Lehman Brothers
                    California               Municipal
Period end         Tax Free Fund            Bond Index*              Inflation+
--------------------------------------------------------------------------------
10/1/91               $10,000                 $10,000                 $10,000
12/91                 $10,207                 $10,335                 $10,051
12/92                 $11,011                 $11,247                 $10,349
12/93                 $12,410                 $12,628                 $10,632
12/94                 $11,804                 $11,975                 $10,908
12/95                 $13,564                 $14,066                 $11,192
12/96                 $13,984                 $14,689                 $11,563
12/97                 $15,050                 $16,038                 $11,758
 6/98                 $15,327                 $16,469                 $11,838

----------
     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Overall, the first half of 1998 was a positive period for the California economy, although difficulties in Asian markets began to have an impact on certain sectors. With an anticipated $4.5 billion state surplus, the economic environment appeared vibrant. Real estate prices were strong and homebuilders saw extremely high demand. Silicon Valley continued to thrive, although relations with Asian markets remain a potential problem area. Construction and manufacturing appear to be doing well, but exports and container shipping declined due to the "Asian contagion."

Despite these minor setbacks, California's economic strength led Standard & Poor's to upgrade California's municipal debt rating slightly, from "A+ stable" to "A+ with a positive outlook."

Although yields on 30-year Treasury bonds dropped to record lows, supply and demand imbalances caused California municipal prices to remain relatively stable. Most of the imbalance came from excessive supply, which was prompted by issuers seeking to take advantage of lower long-term rates. With stable prices in a declining rate environment, municipals substantially underperformed Treasury securities during the reporting period.

As has generally been the case in recent years, the vast majority of new issues were insured credits or were rated AAA,* providing few opportunities to gain price or yield advantages by investing in securities with quality differences.

Given this context, how did the MainStay California Tax Free Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay California Tax Free Fund returned 1.86% and 1.84% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper+ California municipal debt fund, which returned 2.28% for the first half of 1998.

What were the primary reasons for the Fund's underperformance?

In the first quarter, we lengthened the Fund's duration before the market began to decline, which had a negative impact on performance. Although the Fund maintained its long duration in the second quarter as long-term interest rates declined, oversupply left municipal prices flat, so the Fund's duration strategy failed to provide the benefits we had anticipated. Since the Fund is restricted from investing in high-yield municipals, it was also at a relative disadvantage to competing funds that could enhance yields by investing in lower-grade securities.

What strategies did you use to enhance the Fund's yields during the reporting period?

There were few steps we could take, since the yield curve remained relatively stable and most new issues were either top quality or insured credits. We did seek opportunities among some single-A credits, which provided solid performance for the Fund.


Supply and demand
-----------------
In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

Insured credits
---------------
Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.

----------
* Debt rated AAA has the highest rating assigned by Standard &Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

+ See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

Duration
--------
A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Yield curve
-----------
When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.


YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

CLASS A SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                         Total Return %
-------------------------------------------------
12/91                                   2.07
12/92                                   7.88
12/93                                  12.70
12/94                                  (4.88)
12/95                                  15.18
12/96                                   3.44
12/97                                   7.90
 6/98                                   1.86

See footnote * on page 11 for more information on performance.


CLASS B SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                         Total Return %
-------------------------------------------------
12/91                                   2.07
12/92                                   7.88
12/93                                  12.70
12/94                                  (4.88)
12/95                                  14.91
12/96                                   3.10
12/97                                   7.63
 6/98                                   1.84

Returns reflect the historical performance of the Class A shares for periods 12/91 through 12/94
See footnote * on page 11 for more information on performance.


Opportunities among BBB++ credits were extremely limited during the reporting period.

Part of the Fund's strategy is to seek attractive prerefunding candidates, but once again, opportunities were limited in California, where there are few variations in quality and yield, so prerefunding is seldom a consideration.

What exactly is prerefunding?

Most bonds carry a provision that allows the issuer to call bonds, generally about 10 years after issuance. If the issuer wants to refinance outstanding debt to take advantage of lower interest rates before the call date, the bonds can be prerefunded. In a prerefunding, the issuer will issue new bonds and use the proceeds to purchase Treasury securities

----------
++ Debt rated BBB by Standard & Poor's exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

DIVERSIFICATION OF HOLDINGS--TOP 5 AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                                                  Percentage
--------------------------------------------------------------------
Education                                                   19.9%
Electric Utility                                            16.5%
County/City/Special District/General Obligation             13.4%
Water Utility                                               10.4%
Special Tax                                                  7.8%
All Other                                                   32.0%

Actual percentages will vary over time.


that mature near the same date as the original issue's call date. The securities are placed in an escrow account that will be used to pay the interest until the first call date, at which time the principal is paid. The effect of the entire process for the bondholder is a large gain because the municipals are in effect tax-free Treasury bonds whose maturity, in many cases, has been reduced by more than 20 years.

What were some of the Fund's larger purchases during the first six months of 1998?

The Fund purchased California General Obligation bonds with a 5.0% coupon due in November of 2023. The bonds represented the best value we could find within the Fund's diversification guidelines at the time, and they have provided solid performance since we purchased them for the Fund.

In March, the Fund purchased new issue Puerto Rico 5.0% bonds due in July 2027. The deal was attractively priced and the bonds were sold at a profit shortly after we bought them for the Fund, which had a strong positive impact on performance.

In May, the Fund purchased Anaheim Public Finance Authority zero-coupon bonds, due in September of 2018. The bonds helped us extend the Fund's duration, which didn't help much during the reporting period, but may strengthen the Fund's performance if interest rates decline.

We were also attracted to the 4.75% coupon of San Francisco Bay Area Rapid Transit bonds. We purchased the bonds for the Fund, believing that this coupon should perform well if the market rallies. We used similar reasoning on other purchases for the Fund, such as Santa Monica School District 5.25% bonds. Although we bought these bonds for the Fund at a market high and they were weak performers, we believe they may perform well if interest rates decline and bond prices rise.

Do you really think interest rates may still go lower?

Given the impact of the Asian crisis, there had been talk of deflation at the end of the reporting period, which certainly suggests that rates could continue to decline. Given the amount of new issuance we've seen in


Inflation/deflation
-------------------
Inflation is an increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines. Deflation is a reduction in the cost of goods and services over time. When deflation occurs, the purchasing power of the dollar increases.

the first half of the year, oversupply may be less of a problem, so we believe the market could rally. Many issuers are on a June 30 fiscal year, and the oversupply may have resulted from an attempt to reduce costs within that time frame. If supply evens out and rates decline, several of the Fund's largest purchases in the first half of 1998 could have a positive impact in the second half of the year.

Were there significant sales during the reporting period?

The Fund sold its California Statewide Community Development Authority 5.125% July 2017 bonds as the price approached par. When a bond's price reaches par, the duration shortens dramatically. Other major sales made by the Fund were based on the same reasoning and included: San Francisco Building Authority 5.25% bonds of December 2021, San Diego Sewer 5.25% bonds of May 2027, and California Health 5.0% bonds of July 2021.

It sounds as if the Fund buys and sells bonds across several coupons, maturities, and geographic locations.

That's right. We seek to diversify the Fund in as many ways as possible, which is difficult within a single state. So we try to buy everything from road and hospital bonds to transportation, water, sewer, and school bonds for the Fund. When possible, we try to buy bonds for the Fund in different municipalities or geographic areas to reduce the exposure to any single area. We also seek to diversify across a broad spectrum of coupons and maturities to reduce the impact if any particular bond sector experiences weakness.

We also believe lengthening the call protection of the securities in the Fund's underlying portfolio is important to avoid reinvestment risk. During the reporting period we made some adjustments in that direction. We also wanted to stay near our duration target, which we think has positioned the Fund well for the future.


QUALITY BREAKDOWN AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Quality                                                   Percentage
--------------------------------------------------------------------
AAA                                                         47.6%
AA                                                          23.6%
A                                                            6.9%
BBB                                                         21.8%
Cash, Equivalents & Other Assets, Less Liabilities           0.1%

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's.
See the prospectus for details.

Which of the Fund's holdings were strong performers during the reporting period?

Foothill/Corridor Agency zero-coupon toll-road bonds due January 2027 were the Fund's best-performing securities. The very long duration of zero-coupon bonds helped these bonds outperform, and the likelihood of prerefunding this summer helped. In addition, the construction is proceeding ahead of schedule. So everything about these bonds was positive. Anaheim zero-coupon bonds also did well as zero-coupons tended to outperform regular-coupon bonds.

California University Revenue 5.125% bonds were also strong performers for the Fund. We purchased these modest premium bonds for the Fund right before a market rally, which had a decidedly positive impact. The same was true of some noncallable Simi Valley School District 5.25% bonds that we purchased for the Fund before the market rallied.

Which bonds were among the Fund's worst performers?

We purchased San Diego Water 4.75% bonds due May of 2020 for the Fund when the market was at its high in January and the securities did not perform well. The Fund also owned some California Educational Facility/Stanford University 5.2% bonds due December 2027 that are rated AAA on their own and used to command a premium. Unfortunately, they have begun to trade like ordinary insured AAA credits, which has taken a toll on their performance.

Why did they lose their pricing advantage?

More than half of new issues are now insured credits. Although AAA issuers used to have a price advantage, with municipal bond insurance taking over so much of the market, the distinction between an insured credit and a AAA issuer is becoming less evident in the marketplace. We've seen a general reduction in price differentials, which has made it increasingly difficult to provide yield advantages in the California market.

What is the overall credit quality of the Fund's investment portfolio?

We continue to focus primarily on higher-quality securities. The overall credit quality of the securities in the Fund's investment portfolio is AA.ss. Of course, we seek opportunities for higher yield whenever they're available. At the same time, we try to avoid sectors with inherent weaknesses, such as utilities that face uncertainties related to deregulation.

What is your outlook for the future?

Basically, we're bullish on municipals. We believe their substantial underperformance relative to Treasuries is a cyclical trend that is likely to reverse in the months ahead. Since we anticipate slower growth in the second half of the year and subdued inflation in the wake of the Asian crisis, we think interest rates may go lower. That could cause municipals to rally.

We know that California may be more likely than other states to feel the effects of


Bullish/Bearish
---------------
A bull market occurs when security prices are rising, a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

----------
ss. Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Asian problems, and we're continuing to monitor those factors. Nevertheless, we believe that the California economy is basically strong and do not foresee any major difficulties ahead.

Whatever happens in the municipal markets, the Fund will continue to seek a high level of current income that's substantially free from regular federal income tax and personal income taxes of California State, consistent with the preservation of capital.

Ravi Akhoury
James Flood
Portfolio Managers
MacKay Shields Financial Corporation

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 6/30/98

================================================================================
Fund average annual total returns*
================================================================================
                      1 year         5 years        Life of Fund through 6/30/98
Class A               7.44%          5.26%                     6.66%
Class B               7.16%          5.08%                     6.53%

================================================================================
Fund SEC returns*
================================================================================
                      1 year         5 years        Life of Fund through 6/30/98
Class A               2.61%          4.29%                     5.93%
Class B               2.16%          4.75%                     6.53%

================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
================================================================================
                      1 year         5 years        Life of Fund through 6/30/98
Class A                88 out of     49 out of               35 out of
                      100 funds      57 funds                44 funds
Class B                97 out of       n/a                   80 out of
                      100 funds                              81 funds
Average Lipper
CA municipal
debt fund             8.61%          5.92%                     7.16%

================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
================================================================================
                  NAV 6/30/98            Income             Capital Gains
Class A               $9.88              $0.2325               $0.0000
Class B               $9.86              $0.2199               $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares from inception (10/1/91) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class A shares' initial offering (10/1/91) through 6/30/98. Class B shares were first offered to the public on 1/3/95.

MainStay California Tax Free Fund

                                            Principal
                                              Amount              Value
                                          ==================================
LONG-TERM MUNICIPAL BONDS (99.9%)+

CALIFORNIA (99.9%)
Anaheim California Public Financing
  Authority, Lease Revenue
  Project C
  (zero coupon), due 9/1/18...........      $2,000,000         $   700,000
  (zero coupon), due 9/1/22...........       1,500,000             425,625
Baldwin Park California Unified
  School District
  (zero coupon), due 8/1/17...........       1,255,000             467,487
California Educational Facilities
  Authority Revenue
  Pooled College & University
  Project A
  5.625%, due 7/1/23..................       1,100,000           1,109,625
  Project B
  6.30%, due 4/1/21...................         500,000             552,000
  Stanford University, Series N
  5.20%, due 12/1/27..................       1,200,000           1,207,440
California Health Facilities Financing
  Authority, Hospital Sutter A
  6.70%, due 1/1/13...................       1,000,000           1,021,780
California Housing Finance Agency
  Revenue, Home Mortgage
  Series C
  8.30%, due 8/1/19 (a)...............          20,000              20,420
California Pollution Control
  Financing Authority Revenue
  San Diego Gas & Electric Co.
  Series A
  5.90%, due 6/1/14...................         400,000             439,000
California Statewide Communities
  Development Authority
  Lease Revenue, United Airlines
  Series A
  5.70%, due 10/1/33 (a)..............         725,000             740,406
California Statewide Community
  Development Corp.
  7.00%, due 9/1/09...................         260,000             283,725
Capistrano Unified School District
  Community Facility, Special Tax
  8.375%, due 10/1/20.................       1,250,000           1,392,188
Eden Township Hospital District
  Revenue
  7.40%, due 11/1/19..................         770,000             820,050
Escondido California Union High
  School District
  (zero coupon), due 11/1/12..........       1,350,000             666,562
Fontana Redevelopment Agency
  Tax Allocation, Jurupa Hills
  Project A
  5.50%, due 10/1/27..................         500,000             501,250
Foothill--Eastern Transportation
  Corridor Agency, Toll Road
  Revenue, Series A
  (zero coupon), due 1/1/27...........       1,000,000             216,250
Los Angeles California Harbor
  Department Revenue
  8.70%, due 9/1/15...................         540,000             570,375
Los Angeles County
  Transportation Commission
  Sales Tax Revenue, Series A
  7.40%, due 7/1/15...................         400,000             422,316
Los Angeles Unified School District
  Series A
  5.00%, due 7/1/21...................       1,750,000           1,710,625
Metropolitan Water District, Southern
  California Waterworks Revenue
  Series A
  5.00%, due 7/1/26...................         700,000             682,500
  Series C
  5.00%, due 7/1/37...................         300,000             290,250
Modesto California Irrigation District
  Financing Authority Revenue
  Domestic Water Project D
  4.75%, due 9/1/22...................         750,000             707,813
Northern California Power Agency
  Public Power Revenue
  Hydroelectric Project 1
  7.15%, due 7/1/24...................       2,070,000           2,139,511
Oakland California Revenue
  Series A
  7.60%, due 8/1/21...................       1,050,000           1,073,604
Palo Alto California Unified School
  District, Series B
  5.375%, due 8/1/18..................         700,000             714,875
Sacramento Municipal
  Utilities District Electric Revenue
  Series K
  5.25%, due 7/1/24...................         250,000             255,625
San Diego California Industrial
  Development Revenue
  San Diego Gas & Electric Co.
  Series A
  5.90%, due 6/1/18...................       1,000,000           1,061,250
San Diego County Water Authority
  Revenue, Series A
  4.75%, due 5/1/20...................       1,275,000           1,206,469
San Francisco California Bay Area
  Rapid Transit District Sales Tax
  Revenue
  4.75%, due 7/1/23...................       1,000,000             942,500
San Marino California Unified School
  District, Series B
  5.00%, due 6/1/23...................       1,000,000             990,000

----------
+    Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portofolio of Investments June 30, 1998 unaudited

                                            Principal
                                              Amount              Value
                                          ==================================
LONG-TERM MUNICIPAL BONDS (Continued)+

CALIFORNIA (Continued)
Santa Monica--Malibu Unified
  School District
  5.25%, due 9/1/13...................      $1,000,000         $ 1,031,250
Simi Valley California Unified
  School District, Refundable
  & Capital Improvement Projects
  5.25%, due 8/1/22...................         500,000             511,250
South Tahoe California Joint Powers
  Financing Authority Revenue
  Project 1A
  7.20%, due 10/1/23..................       1,000,000           1,140,000
University California Revenue
  Multiple Purpose Projects, Series E
  5.125%, due 9/1/13..................       1,000,000           1,020,000
Walnut California Improvement
  Agency Tax Allocation
  7.90%, due 9/1/09...................         750,000             769,162
                                                               -----------
Total Long-Term Municipal Bonds
  (Cost $27,477,062)..................                          27,803,183
                                                               -----------
Total Investments
  (Cost $27,477,062) (b)..............            99.9%         27,803,183(c)
Cash and Other Assets,
  Less Liabilities....................             0.1              27,713
                                            ----------         -----------
Net Assets............................           100.0%        $27,830,896
                                            ==========         ===========

----------
(a)  Interest on these securities is subject to alternative minimum tax.

(b) The cost stated also represents the aggregate cost for Federal income tax purposes.

(c) At June 30, 1998, net unrealized appreciation was $326,121, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $614,808 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $288,687.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $27,477,062) ......   $ 27,803,183
Receivables:
  Investment securities sold ..........................................      1,499,144
  Interest ............................................................        465,839
  Fund shares sold ....................................................          3,766
                                                                          ------------
   Total assets .......................................................     29,771,932
                                                                          ------------
LIABILITIES:
Payables:
  Investment securities purchased .....................................      1,536,445
  Custodian ...........................................................        235,262
  Fund shares redeemed ................................................         15,000
  NYLIFE Distributors .................................................          7,520
  MainStay Management .................................................          6,047
  Transfer agent ......................................................          2,621
  Trustees ............................................................            152
  Accrued expenses ....................................................         33,467
  Variation margin on futures contracts ...............................            825
  Dividend payable ....................................................        103,697
                                                                          ------------
   Total liabilities ..................................................      1,941,036
                                                                          ------------
Net assets ............................................................   $ 27,830,896
                                                                          ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A .............................................................   $     19,093
  Class B .............................................................          9,093
Additional paid-in capital ............................................     27,575,576
Accumulated distribution in excess of net investment income ...........        (26,345)
Accumulated net realized loss on investments ..........................        (72,642)
Net unrealized appreciation on investments ............................        326,121
                                                                          ------------
Net assets ............................................................   $ 27,830,896
                                                                          ============
CLASS A
Net assets applicable to outstanding shares ...........................   $ 18,869,077
                                                                          ============
Shares of beneficial interest outstanding .............................      1,909,293
                                                                          ============
Net asset value per share outstanding .................................   $       9.88
Maximum sales charge (4.50% of offering price) ........................           0.47
                                                                          ------------
Maximum offering price per share outstanding ..........................   $      10.35
                                                                          ============
CLASS B
Net assets applicable to outstanding shares ...........................   $  8,961,819
                                                                          ============
Shares of beneficial interest outstanding .............................        909,300
                                                                          ============
Net asset value and offering price per share outstanding ..............   $       9.86
                                                                          ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Interest ..................................................         $ 762,036
                                                                      ---------
Expenses:
  Management ................................................            65,684
  Custodian .................................................            24,670
  Shareholder communication .................................            23,317
  Service--Class A ..........................................            22,847
  Service--Class B ..........................................             9,995
  Transfer agent ............................................            19,854
  Professional ..............................................            11,046
  Distribution--Class B .....................................             9,992
  Registration ..............................................             1,219
  Trustees ..................................................               325
  Miscellaneous .............................................            11,366
                                                                      ---------
   Total expenses before reimbursement ......................           200,315
Expense reimbursement from Manager ..........................           (27,359)
                                                                      ---------
   Net expenses .............................................           172,956
                                                                      ---------
Net investment income .......................................           589,080
                                                                      ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions .....................................           (32,067)
  Futures transactions ......................................            14,198
                                                                      ---------
Net realized loss on investments ............................           (17,869)
                                                                      ---------
Net change in unrealized appreciation on investments ........           (80,580)
                                                                      ---------
Net realized and unrealized loss on investments .............           (98,449)
                                                                      ---------
Net increase in net assets resulting from operations ........         $ 490,631
                                                                      =========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                   Six months
                                                                                      ended           Year ended
                                                                                     June 30,        December 31,
                                                                                      1998*              1997
                                                                                  ------------       ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ....................................................      $    589,080       $  1,128,924
  Net realized gain (loss) on investments ..................................           (17,869)           407,293
  Net change in unrealized appreciation (depreciation) on investments ......           (80,580)           237,577
                                                                                  ------------       ------------
  Net increase in net assets resulting from operations .....................           490,631          1,773,794
                                                                                  ------------       ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A ................................................................          (432,551)          (847,841)
    Class B ................................................................          (182,090)          (285,056)
  From net realized gain on investments:
    Class A ................................................................                --           (216,082)
    Class B ................................................................                --            (85,569)
                                                                                  ------------       ------------
     Total dividends and distributions to shareholders .....................          (614,641)        (1,434,548)
                                                                                  ------------       ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ................................................................         2,144,515          2,581,223
    Class B ................................................................         2,234,494          2,238,857
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
    Class A ................................................................           191,948            648,114
    Class B ................................................................            83,879            235,604
                                                                                  ------------       ------------
                                                                                     4,654,836          5,703,798
  Cost of shares redeemed:
    Class A ................................................................        (1,580,353)        (3,369,454)
    Class B ................................................................          (606,267)          (374,371)
                                                                                  ------------       ------------
      Increase in net assets derived from capital share transactions .......         2,468,216          1,959,973
                                                                                  ------------       ------------
      Net increase in net assets ...........................................         2,344,206          2,299,219
NET ASSETS:
Beginning of period ........................................................        25,486,690         23,187,471
                                                                                  ------------       ------------
End of period ..............................................................      $ 27,830,896       $ 25,486,690
                                                                                  ============       ============
Accumulated distribution in excess of net investment income at end of period      $    (26,345)      $       (784)
                                                                                  ============       ============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios



                                                Class A         Class B        Class A        Class B       Class A        Class B
                                              ----------      ----------     ----------     ----------    ----------     ----------
                                                   Six months ended                  Year ended                  Year ended
                                                    June 30, 1998*               December 31, 1997           December 31, 1996
                                              --------------------------     -------------------------    -------------------------
Net asset value at
  beginning of period .....................        $9.93           $9.90          $9.78          $9.75         $9.95          $9.91
                                              ----------      ----------     ----------     ----------    ----------     ----------
Net investment
  income ..................................         0.23            0.22           0.48           0.45          0.49           0.45
Net realized and
  unrealized gain (loss)
  on investments ..........................        (0.05)          (0.04)          0.27           0.27         (0.16)         (0.16)
                                              ----------      ----------     ----------     ----------    ----------     ----------
Total from investment
  operations ..............................         0.18            0.18           0.75           0.72          0.33           0.29
                                              ----------      ----------     ----------     ----------    ----------     ----------
Less dividends and
  distributions:
From net investment
  income ..................................        (0.23)          (0.22)         (0.48)         (0.45)        (0.50)         (0.45)
From net realized gain
  on investments ..........................           --              --          (0.12)         (0.12)           --             --
                                              ----------      ----------     ----------     ----------    ----------     ----------
Total dividends and
  distributions ...........................        (0.23)          (0.22)         (0.60)         (0.57)        (0.50)         (0.45)
                                              ----------      ----------     ----------     ----------    ----------     ----------
Net asset value at end
  of period ...............................        $9.88           $9.86          $9.93          $9.90         $9.78          $9.75
                                              ==========      ==========     ==========     ==========    ==========     ==========
Total investment
  return (a) ..............................         1.86%           1.84%          7.90%          7.63%         3.44%          3.10%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment
      income ..............................         4.56%+          4.31%+         4.88%          4.63%          5.0%           4.7%
    Net expenses ..........................         1.24%+          1.49%+         1.24%          1.49%         1.24%          1.49%
    Expenses (before
      reimbursement) ......................         1.45%+          1.70%+         1.26%          1.51%          1.3%           1.6%
Portfolio turnover rate ...................           54%             54%           108%           108%           79%            79%
Net assets at end of
  period (in 000's) .......................      $18,869          $8,962        $18,199         $7,288       $18,098         $5,089

                                                                                                     Class A
                                                                                  ----------------------------------------------
                                                    Class A        Class B        September 1
                                                  ----------     ----------          through              Year ended August 31
                                                         Year ended                December 31         -------------------------
                                                     December 31, 1995                1994**              1994           1993
                                                  -------------------------        ----------           ----------     ----------
Net asset value at
  beginning of period ....................           $9.10             $9.10            $9.57             $10.38             $9.90
                                                ----------        ----------       ----------         ----------        ----------
Net investment
  income .................................            0.50              0.52             0.17               0.53              0.55
Net realized and
  unrealized gain (loss)
  on investments .........................            0.85              0.81            (0.47)             (0.51)             0.64
                                                ----------        ----------       ----------         ----------        ----------
Total from investment
  operations .............................            1.35              1.33            (0.30)              0.02              1.19
                                                ----------        ----------       ----------         ----------        ----------
Less dividends and
  distributions:
From net investment
  income .................................           (0.50)            (0.52)           (0.17)             (0.52)            (0.59)
From net realized gain
  on investments .........................              --                --               --              (0.31)            (0.12)
                                                ----------        ----------       ----------         ----------        ----------
Total dividends and
  distributions ..........................           (0.50)            (0.52)           (0.17)             (0.83)            (0.71)
                                                ----------        ----------       ----------         ----------        ----------
Net asset value at end
  of period ..............................           $9.95             $9.91            $9.10              $9.57            $10.38
                                                ==========        ==========       ==========         ==========        ==========
Total investment
  return (a) .............................           15.18%            14.91%           (3.11%)             0.12%            12.58%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment
      income .............................             5.3%              5.1%             5.5%+              5.4%              5.6%
    Net expenses .........................            1.24%             1.49%            0.99%+             0.99%             0.99%
    Expenses (before
      reimbursement) .....................             1.4%              1.7%             1.2%+              1.1%              1.2%
Portfolio turnover rate ..................             107%              107%              24%                96%              154%
Net assets at end of
  period (in 000's) ......................         $19,825            $1,963          $16,667            $17,356           $14,603

----------
*    Unaudited.
**   The Fund changed its fiscal year end from August 31 to December 31.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay California Tax Free Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay California Tax Free Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares, whose distribution commenced on January 3, 1995, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of California and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments in the State of California and the Commonwealth of Puerto Rico.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the

Notes to Financial Statements unaudited


61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

MainStay California Tax Free Fund


Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management for the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the average daily net assets of the Fund. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% of the average daily net assets of the Class A and Class B shares, respectively. For the six months ended June 30, 1998 the Manager earned $65,684 and reimbursed the Fund $27,359.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Sub-Adviser has voluntarily agreed to do so proportionately.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $1,982 for the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemptions of Class B shares of $7,329 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $20,482.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, NYLIFE Distributors beneficially held shares of Class A of the Fund with a net asset value of $2,678,688, which represents 14.2% of the Class A net assets at period end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $374 for the six months ended June 30, 1998.

Note 4--Federal Income Tax:

The Fund utilized $161,199, the remaining balance of its capital loss carryforward, during the prior year. Additionally, the Fund intends to elect, to the extent provided by the regulations, to treat $54,773 of qualifying capital losses that arose during that year as if they arose on January 1, 1998.

Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $16,511 and $14,144, respectively.

MainStay California Tax Free Fund


Note 6--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at June 30, 1998.

Note 7--Capital Share Transactions (in 000's):

                                                                         Six months ended         Year ended
                                                                          June 30, 1998*       December 31, 1997
                                                                        -----------------      -----------------
                                                                        Class A   Class B      Class A   Class B
                                                                        -------   -------      -------   -------
Shares sold.........................................................      217       226          262       229
Shares issued in reinvestment of dividends and distributions........       19         8           66        24
                                                                          ---       ---          ---       ---
                                                                          236       234          328       253
Shares redeemed.....................................................     (160)      (61)        (345)      (39)
                                                                          ---       ---          ---       ---
Net increase........................................................       76       173          (17)      214
                                                                          ===       ===          ===       ===

----------
*    Unaudited.

The MainStay(R) Funds


====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                           SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                   MacKay Shields Financial
                                primarily in securities of small-cap companies.                     Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing                 Dalton, Greiner,
                                primarily in securities of small-cap companies.                     Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                           SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate                 MacKay Shields
                                with an acceptable level of risk by investing in a portfolio        Financial Corporation(2)
                                consisting primarily of non-U.S. equity securities.
                                Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,               MacKay Shields
                                if any, is an incidental consideration.                             Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in              Gabelli Asset
                                securities of large-capitalization companies. Current               Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the                Monitor Capital
                                total return performance (and reflect reinvestment of               Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                           SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a               Madison Square
                                secondary consideration.                                            Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                    MacKay Shields
                                combination of capital appreciation and income.                     Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing                 John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

====================================================================================================================================
GROWTH & INCOME FUNDS (Continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                           SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                    MacKay Shields
                                combination of capital growth and income. It is not                 Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                       MacKay Shields
                                combination of common stocks, convertible securities,               Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                  MacKay Shields
                                income. Certain of the Fund's investments are                       Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable                MacKay Shields
                                opportunity for future growth of capital and income.                Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                           SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by investing              MacKay Shields
                                primarily in high-yield debt securities of non-U.S. issuers.        Financial Corporation(2)
                                Capital appreciation is a secondary objective. Certain of
                                the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                       MacKay Shields
                                commensurate with an acceptable level of risk                       Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                      MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities. Capital        Financial Corporation(2)
                                appreciation is a secondary objective. The potential for
                                high yield is accompanied by higher risk. Certain of
                                the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                   MacKay Shields
                                return by investing primarily in domestic and foreign               Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------

(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (Continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                           SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with             MacKay Shields
                                safety of principal.                                                Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                     MacKay Shields
                                considered consistent with the preservation of capital              Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                           SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND(8)     To seek to provide a high level of current income                   MacKay Shields
                                exempt from regular federal income tax and California               Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                   MacKay Shields
                                exempt from regular federal income tax and personal                 Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from                 MacKay Shields
                                regular federal income tax, consistent with the                     Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.

(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                               MainStay California Tax Free Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                             [LOGO] MAINSTAY(R) FUNDS

                      OFFICERS & TRUSTEES*

    Richard M. Kernan, Jr.     Chairman and Trustee
        Stephen C. Roussin     President, Chief Executive
                               Officer, and Trustee
           Edward J. Hogan     Trustee
             Harry G. Hohn     Trustee
  Nancy Maginnes Kissinger     Trustee
          Terry L. Lierman     Trustee
         John B. McGuckian     Trustee
       Donald E. Nickelson     Trustee
            Donald K. Ross     Trustee
       Richard S. Trutanic     Trustee
             Walter W. Ubl     Trustee
        Jefferson C. Boyce     Senior Vice President
          Anthony W. Polis     Chief Financial Officer
        Richard W. Zuccaro     Tax Vice President
       A. Thomas Smith III     Secretary

                   Dechert Price & Rhoads
                       Legal Counsel


* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS

NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay California Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA04-08/98
[RECYCLE SYMBOL]

Table of Contents

President's Letter                                                             2

MainStay High Yield Corporate Bond Fund
Highlights                                                                     3

$10,000 Invested in the MainStay High Yield
Corporate Bond Fund versus First Boston
High Yield Index and Inflation--
Class A & Class B Shares                                                       4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Diversification by Industry--Top 5                                             7

Quality Breakdown                                                              9

Returns & Lipper Rankings                                                     11

Top 10 Holdings                                                               12

10 Largest Purchases                                                          13

10 Largest Sales                                                              13

Portfolio of Investments                                                      14

Unaudited Financial Statements                                                25

Notes to Financial Statements                                                 29

The MainStay Funds                                                            38

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998


----------
* "Standard & Poor's(R)500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay High Yield Corporate Bond Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o A robust economy, with low interest rates, modest inflation, and low unemployment helped most bond markets provide strong performance in the first six months of 1998.

o In June, the yields on 30-year Treasury bonds declined to all-time lows, moving prices higher for most income securities.

o While yield spreads remained narrow through most of the reporting period, spreads widened in June, expanding the return potential of lower-rated bonds.

o Telecommunications and media continued to account for a substantial percentage of new issuance in the high-yield market.

o Record inflows continued to strengthen the high-yield bond market throughout the reporting period.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o The MainStay High Yield Corporate Bond Fund returned 11.37% and 10.74% for Class A shares and Class B shares, respectively, excluding all sales charges, for the one-year period ended 6/30/98.

o As of 6/30/98, both share classes were rated five stars overall by Morningstar, Inc.*

o The Fund benefited from individual security selection in higher-quality high-yield bonds and selected holdings in telecommunications. The Fund was overweighted in industrials and media and underweighted in cyclicals and commodity-related issues.

o Both share classes outperformed the average Lipper+ high current yield fund, which returned 4.42% for the six months ended 6/30/98.

----------
* Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of 1 (low) to 5 (high) stars are based on a fund's 3-, 5-, and 10-year average annual returns with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill monthly returns. The top 10% of funds in a rating group may receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Funds (or share classes) are not rated until they have three years of performance history. As of 6/30/98, Class A shares of the MainStay High Yield Corporate Bond Fund received a 3-year rating of five stars out of 1,468 taxable bond funds, and Class B shares of the Fund received 3-, 5-, and 10-year ratings, each of five stars, out of 1,468, 890, and 337 taxable bond funds for the respective periods.

+ See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay High Yield
Corporate Bond Fund versus First Boston
High Yield Index and Inflation


CLASS A SHARES SEC Returns: 1-Year 6.36%, 5-Year 11.78%, 10-Year 11.41%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

          MainStay High Yield      The First Boston
Date      Corporate Bond Fund      High Yield Index*           Inflation+
------------------------------------------------------------------------
6/88          $ 9,550                  $10,000                  $10,000
6/89          $10,509                  $10,968                  $10,517
6/90          $ 9,602                  $10,761                  $11,008
6/91          $10,434                  $12,449                  $11,526
6/92          $13,371                  $15,582                  $11,882
6/93          $15,952                  $18,225                  $12,238
6/94          $17,496                  $19,014                  $12,543
6/95          $19,667                  $21,391                  $12,924
6/96          $22,600                  $23,524                  $13,280
6/97          $26,175                  $26,975                  $13,585
6/98          $29,151                  $29,937                  $13,813

CLASS B SHARES SEC Returns: 1-Year 5.74%, 5-Year 12.09%, 10-Year 11.69%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


          MainStay High Yield      The First Boston
Date      Corporate Bond Fund      High Yield Index*           Inflation+
------------------------------------------------------------------------
6/88          $10,000                  $10,000                  $10,000
6/89          $11,120                  $10,968                  $10,517
6/90          $10,161                  $10,761                  $11,008
6/91          $11,042                  $12,449                  $11,526
6/92          $14,149                  $15,582                  $11,882
6/93          $16,880                  $18,225                  $12,238
6/94          $18,515                  $19,014                  $12,543
6/95          $20,747                  $21,391                  $12,924
6/96          $23,733                  $23,524                  $13,280
6/97          $27,280                  $26,975                  $13,585
6/98          $30,210                  $29,937                  $13,813
------------------------------------------------------------------------

     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/30/88 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from 6/30/88 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 6/30/88. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund will not precisely match those in the Index and so, performance of the Fund will differ.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first six months of 1998, the high-yield bond market benefited from the strength of the economy, benign inflation, and generally low interest rates. Given the difficulties in Asia, it appeared unlikely that inflation would become a problem, and the Federal Reserve Board did not move to affect interest rates. Even so, in June, 30-year Treasury yields dropped to all-time lows, which helped raise prices in most bond sectors.

Yield spreads, which were generally tight throughout the reporting period, began to widen in the second quarter of 1998. This increased the return potential of lower-rated securities, which had previously been low relative to inherent risk. While default rates increased slightly during the reporting period, they remained low relative to historical standards.

During the reporting period, new issuance remained strong among media and telecommunications companies, but many of the securities appeared to be overpriced. Asian difficulties led to widening spreads, creating opportunities among issuers with strong fundamentals and adequate cash flow to service their debt.

Given this context, how did the MainStay High Yield Corporate Bond Fund perform in the six months ended 6/30/98?

The MainStay High Yield Corporate Bond Fund returned 5.78% and 5.38% for Class A shares and Class B shares, respectively, excluding all sales charges for the six months ended 6/30/98. Both share classes outperformed the average Lipper* high current yield fund, which returned 4.42% for six months ended 6/30/98.

What was the primary reason the Fund outperformed its peers?

Strategic security selection. In evaluating high-yield securities, we consider a number of factors beyond just the yield. We consider the quality of the company, its ability to cover its debt, and the amount of risk it might face in the event of an economic downturn. During the reporting period, the Fund remained relatively risk averse, stressing the upper-quality tiers in the high-yield universe. As it happens, many of the securities we selected for the Fund's portfolio performed very well during the reporting period, particularly as the markets reacted to Asian difficulties by emphasizing higher-quality issues.

The Fund also avoided much of the new issuance in the media and telecommunications area, which we felt was overpriced. Instead, we concentrated the Fund's telecommunications holdings in a few companies that we believed had strong potential. These issues outperformed the telecommunications sector as a whole.

Which telecommunications companies did the Fund own?

CD Radio is a satellite company that proposes to do for radio what Direct TV did for the television market. In early 1999, CD Radio plans to introduce national satellite radio, which is an entirely new concept and one we believed the market would find


Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Yield
-----

The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

Yield spread
------------

The difference in yield between securities in different market sectors, such as high-yield securities and Treasury issues--or between different securities in a single sector, such as high-yield bonds with different credit ratings.

----------
* See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

Default
-------

Failure of a debtor to repay principal or interest on an obligation or to meet some other provision of a debt instrument. If an issuer defaults, bondholders may make claims against the assets of the issuer to recoup their principal.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

CLASS A SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                  Total Return %
-------------------------------------------------
12/86                           5.01
12/87                           0.20
12/88                          16.89
12/89                          (5.04)
12/90                          (7.85)
12/91                          32.27
12/92                          21.65
12/93                          21.65
12/94                           1.50
12/95                          20.28
12/96                          16.33
12/97                          12.20
6/98                            5.78

Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94. See footnote * on page 11 for more information on performance.

CLASS B SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                  Total Return %
-------------------------------------------------
12/86                           5.01
12/87                           0.20
12/88                          16.89
12/89                          (5.04)
12/90                          (7.85)
12/91                          32.27
12/92                          21.65
12/93                          21.65
12/94                           1.50
12/95                          19.71
12/96                          15.58
12/97                          11.55
6/98                            5.38

See footnote * on page 11 for more information on performance.


attractive. Since the company's bonds were the Fund's top performers, our security selection proved beneficial for the Fund.

The Fund also held bonds of USN Communications, which is a reseller of communications services. The company completed a successful equity offering during the reporting period and the bonds were among the Fund's top performing securities as a result of the initial public offering (IPO). The Fund reduced its position after the IPO was completed.

Did the Fund own other securities that showed strong performance during the first half of 1998?

Absolutely. The Fund benefited from Seven Sixty Seven Leasing paper, which was a

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Media                                        11.2%
Cable                                         7.1%
Cellular Telephone                            5.3%
Steel, Aluminum & Other Metals                4.2%
Telecommunication Services                    4.0%
All Other                                    68.2%

Actual percentages will vary over time. Excludes U.S. government & federal agency issues.


secured aircraft lease backed by 767 aircraft for TWA. The issuer bought back the bonds from the Fund at a significant premium, which contributed positively to performance.

The Fund also did well in Station Casinos, which was recently acquired. During the reporting period, the Fund purchased bonds in UIH Australia Pacific, which is a beneficiary of the consolidating Australian cable market, and both securities contributed positively to performance. The Fund also owned both stock and high-yield bonds for Quest Diagnostics, a lab testing company that we felt had outstanding potential, and our judgment proved correct.

What securities did the Fund purchase during the reporting period?

The Fund purchased Octel Developments, a specialty chemicals company that was spun off from Great Lakes Chemical. The company's bonds were attractive to us, offering a combination of risk and reward characteristics we felt would be positive going forward.

The Fund also purchased Jafra Cosmetics. Jafra is a direct seller of cosmetic products in the United States, Mexico, and Germany. The company is run by former senior managers from Mary Kay and Avon, which we believe can help the company rapidly increase its market share.

The Fund purchased a convertible security from Cirrus Logic, a technology company that makes chips and crystals and has very strong asset coverage.

All of these securities contributed positively to performance during the reporting period.

Did the Fund purchase any securities in emerging markets?

Yes. The Fund purchased bonds of Conproca and Hutchison Whampoa. Hutchison Whampoa is a leading Hong Kong conglomerate with investments in telecommunications, media, finance, and property. This investment is viewed as particularly attractive given Hutchison's large U.S. cash position and the fact that many of its assets are outside of Asia.

Basis point
-----------

One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Bottom-up investing
-------------------

Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.


In late 1997, the Fund purchased bonds, issued by First Pacific Capital, a successful Hong Kong conglomerate. During the first half of 1998, the company completed an asset sale and showed strong bond performance as its debt coverage increased. We increased the Fund's position in First Pacific Capital during the reporting period, and the bonds have contributed positively to performance.

Which securities did the Fund sell during the reporting period?

The Fund had a number of successful sales during the first half of 1998. The largest was Viacom, where we cut the Fund's position in half to take profits. We bought and sold Columbia/HCA Healthcare during the reporting period, which had a positive impact on performance.

In addition, we trimmed back on some of the Fund's higher-quality holdings as spreads began to widen and we believed there was greater opportunity in lower-quality securities.

Can you explain what you mean by that?

Certainly. Last year, with relatively tight yield spreads between securities rated BB+ and B,++ we elected to invest the Fund primarily in the higher-rated bonds, because we didn't feel that investors were being adequately compensated for taking on additional risk. As yield spreads widened during the reporting period, however, we decided that the compensation for additional risk was in a more favorable range, and started to increase the Fund's holdings in the single-B category.

Wouldn't you have been better off with single-B securities all along?

During the reporting period, the yield advantage was only about 40 basis points. But we look at more than just yield. We continue to believe that we're in the late stages of a credit cycle and that high-yield securities, by their very nature, carry additional risks for which investors should receive adequate compensation.

As it happens, even with the Fund's concentration in higher-quality securities, it was able to outperform the average Lipper high current yield fund. In other words, the Fund was able to provide higher returns with lower-than-average risk. We believe that's the kind of portfolio management investors like to see.

Which of the Fund's securities provided the weakest performance?

Even the Fund's weakest bonds had relatively little negative impact on performance. Cityscape Financial is a specialty finance company that has continued to underperform the market. P.T. Polysindo Eka Perkasa is an Indonesian textile company that also underperformed.

Did the Fund's sector weightings have a significant impact on performance?

To answer that question, we need to point out that we're bottom-up investors, evaluating securities one-by-one on their fundamental characteristics and individual merits. Each of the Fund's sector weightings is a direct result of this bottom-up investment process, which seeks to identify companies with attractive returns, well-priced securities, and a catalyst or stimulus for improvement in the future.


----------
+ Debt rated BB by Standard & Poor's is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's capacity to meet its financial commitment on the obligation.

++ Debt rated B by Standard & Poor's is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity to meet its financial commitment on the obligation.

With that in mind, the Fund did benefit from being overweighted in industrials, media, and emerging markets--and from being underweighted in telecommunications, where most securities were overpriced; commodities, where prices were declining; and cyclicals, which were generally out of favor.

As we head into the second half of the year, we have reallocated the Fund's assets, seeking to take advantage of strong asset coverage in the energy sector. The Fund continues to be overweighted in media and emerging markets, and we have strengthened the Fund's exposure in shipping.

With low oil prices and continuing problems in Asia, isn't the Fund taking on additional risk?

Perhaps, but calculating the relationship between risk and reward is what high-yield investing is all about. We have already shown that selective emerging-market investments can be beneficial, despite problems in Asia. Although oil prices remain low and could even go lower, we believe the energy companies in which the Fund is investing have more than adequate ability to service their debt and we have purchased securities for the Fund at very attractive prices.

Perhaps the biggest risk the Fund may face going forward is being underweighted in equities. If the stock market continues to climb, the Fund could underperform its peers as a result. But we believe that the Fund is well positioned given company fundamentals, security prices, and inherent risks in the market at the end of June.

What is your outlook for the future?

We believe that the high-yield market continues to offer opportunities and that widening spreads may make lower-rated securities increasingly attractive. We continue to underweight telecommunications in the Fund because we don't see attractive values there. As long as steel

QUALITY BREAKDOWN AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government & Federal Agencies           3.6%
A                                            2.2%
BBB                                          2.4%
BB                                          20.1%
B                                           45.5%
CCC                                          8.3%
D                                            1.4%
Cash, Equivalents & Other Assets,
Less Liabilities                             9.2%
All Other                                    7.3%

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.


and other commodities demonstrate weakness, we're unlikely to move the Fund's portfolio in that direction. We continue to evaluate the relationship between risk and reward, both at home and abroad, measuring asset coverage and free cash flow, seeking to discover value opportunities in the high-yield bond market.

No matter how the markets may move, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high-yield debt securities.

Denis Laplaige
Steven Tananbaum
Portfolio Managers
MacKay Shields Financial Corporation


Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 6/30/98

====================================================================================================
Fund average annual total returns*
====================================================================================================
                                                                                     Life of Fund
                       1 year                5 years              10 years          through 6/30/98
Class A                11.37%                12.81%                11.92%                10.97%
Class B                10.74%                12.34%                11.69%                10.78%

====================================================================================================
Fund SEC returns*
====================================================================================================
                                                                                     Life of Fund
                       1 year                5 years              10 years          through 6/30/98
Class A                 6.36%                11.78%                11.41%                10.55%
Class B                 5.74%                12.09%                11.69%                10.78%

====================================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
====================================================================================================
                                                                                     Life of Fund
                       1 year                5 years              10 years          through 6/30/98
Class A               93 out of               n/a                   n/a                   n/a
                     215 funds
Class B              128 out of             3 out of               7 out of              8 out of
                     215 funds             76 funds               52 funds              35 funds
Average Lipper high
current yield fund    11.45%                9.90%                 10.23%                 9.66%

====================================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
====================================================================================================
                           NAV 6/30/98                Income                    Capital Gains
Class A                       $8.28                   $0.3468                     $0.0000
Class B                       $8.27                   $0.3144                     $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

Top 10 Holdings as of 6/30/98
=================================================================================
HOLDING                                                                   AMOUNT
=================================================================================
Loewen Group, Inc. (The), 6.70%, due 10/1/99                         $79,708,960
UCAR Global Enterprises, Inc., Series B, 12.00%, due 1/15/05          77,576,070
Marcus Cable Operating Co. L.P., (zero coupon), due 8/1/04
     13.50%, beginning 8/1/99                                         67,969,840
Tokai Preferred Capital Co. L.L.C., 9.98%, due 12/29/49
     11.0914%, beginning 6/30/08                                      67,445,781
First Pacific Capital Ltd., 2.00%, due 3/27/02                        64,486,922
CD Radio, Inc., (zero coupon), due 12/1/07
     15.00%, beginning 12/1/02                                        63,899,550
Millicom International Cellular, S.A
     (zero coupon), due 6/1/06, 13.50%, beginning 6/1/01              60,842,100
UIH Australia/Pacific, Inc., Series B
     (zero coupon), due 5/15/06, 14.00%, beginning 5/15/01            53,689,144
Le Groupe Videotron Ltee, 10.625%, due 2/15/05                        51,843,497
Quest Diagnostics, Inc., 10.75%, due 12/15/06                         50,738,970

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

10 Largest Purchases for the six months ended 6/30/98
=========================================================================================
SECURITY                                                               AMOUNT OF PURCHASE
=========================================================================================
Tokai Preferred Capital Co. L.L.C., 9.98%, due 12/29/49
      11.0914%, beginning 6/30/08                                             $68,866,963
United International Holdings, Inc., (zero coupon), due 2/15/08
      10.75%, beginning 2/15/03                                                67,501,100
UCAR Global Enterprises, Inc., Series B, 12.00%, due 1/15/05                   61,644,414
UIH Australia/Pacific, Inc., Series B, (zero coupon), due 5/15/06
      14.00%, beginning 5/15/01 and Series D, (zero coupon), due 5/15/06
      14.00%, beginning 5/15/01                                                48,606,700
Globalstar L.P. Capital Corp., 11.50%, due 6/1/05                              48,370,981
SB Treasury Co. L.L.C., 9.40%, due 12/29/49, 10.925%, beginning 6/30/08        46,153,906
Conproca, S.A., 12.00%, due 6/16/10                                            43,475,000
Northern Offshore ASA, 10.00%, due 5/15/05                                     41,911,850
Samsonite Corp., 10.75%, due 6/15/08                                           40,561,023
IPC Magazines Group, PLC, (zero coupon), due 3/15/08
      10.75%, beginning 3/15/03 and 9.625%, due 3/15/08                        39,595,729

10 Largest Sales for the six months ended 6/30/98
=========================================================================================
SECURITY                                                                   AMOUNT OF SALE
=========================================================================================
Viacom, Inc., 6.75%, due 1/15/03, 8.00%, due 7/7/06 and
     Class B Common Stock                                                    $118,837,139
United International Holdings, Inc., (zero coupon), due 11/15/99
     (zero coupon), due 2/15/08, 10.75%, beginning 2/15/03
     and Class A Common Stock                                                  78,949,338
CD Radio, Inc., (zero coupon), due 12/1/07, 15.00%, beginning 12/1/02
     Common Stock and 10.50% Series C Preferred Stock                          50,102,214
SB Treasury Co. L.L.C., 9.40%, due 12/29/49, 10.925%, beginning 6/30/08        46,132,844
Abbey Healthcare Group, Inc., 9.50%, due 11/1/02                               43,713,221
USN Communications, Inc., (zero coupon), due 8/15/04, 14.625%
     beginning 8/15/00 and Common Stock                                        41,615,041
Owens-Illinois, Inc., 7.85%, due 5/15/04                                       34,827,000
CMS Energy Corp., 7.625%, due 11/15/04 and 8.125%, due 5/15/02                 32,473,119
Extendicare Health Services, 9.35%, due 12/15/07                               28,260,903
Trans World Airlines, Inc., (zero coupon), due 4/15/99 and
     11.375%, due 4/15/03                                                      27,460,695

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

MainStay High Yield Corporate Bond Fund

                                                  Principal
                                                    Amount               Value
                                              ==================================
LONG-TERM BONDS (81.1%)+
CONVERTIBLE BONDS (4.5%)

BANKS (0.2%) MBI Finance Ltd.
  (zero coupon)
  due 12/18/01 (f) .......................... $   10,510,000       $   6,306,000
                                                                   -------------

CAPITAL GOODS (0.0%) (b)
Paliburg International Finance Co.
  3.50%, due 2/6/01 (f) .....................        500,000             367,500
                                                                   -------------

CELLULAR TELEPHONE (0.6%)
Metro Pacific Capital Ltd.
  2.50%, due 4/11/03 (c)(f) .................      4,600,000           3,703,000
  2.50%, due 4/11/03 (f) ....................     15,898,000          12,797,890
United States Cellular Corp.
  (zero coupon), due 6/15/15 ................     20,345,000           7,553,081
                                                                   -------------
                                                                      24,053,971
                                                                   -------------

CONGLOMERATES (2.1%)
First Pacific Capital Ltd.
  2.00%, due 3/27/02 (f) ....................     73,073,000          64,486,922
Hutchison Delta Finance Ltd.
  7.00%, due 11/8/02 (f) ....................      8,920,000           9,262,938
JG Summit (Cayman) Ltd.
  3.50%, due 12/23/03 (f) ...................     15,074,000           8,026,905
                                                                   -------------
                                                                      81,776,765
                                                                   -------------

DRUGS (0.0%) (b)
Ivax Corp.
  6.50%, due 11/15/01 .......................        600,000             537,000
                                                                   -------------

PAPER & FOREST PRODUCTS (0.3%)
Sappi BVI Finance Ltd.
  7.50%, due 8/1/02 (f) .....................     12,070,000          10,863,000
                                                                   -------------

REAL ESTATE (0.1%)
Sino Land Co.
  5.00%, due 2/26/01 (f) ....................      5,335,000           3,627,800
                                                                   -------------

RETAIL (0.0%) (b)
Sports Authority, Inc. (The)
  5.25%, due 9/15/01 ........................      2,000,000           1,925,000
                                                                   -------------

TECHNOLOGY (1.0%)
Cirrus Logic, Inc.
  6.00%, due 12/15/03 .......................     31,925,000          25,859,250
  6.00%, due 12/15/03 (c) ...................     15,000,000          12,150,000
                                                                   -------------
                                                                      38,009,250
                                                                   -------------

TELECOMMUNICATION SERVICES (0.2%)
Technology Resources
  Industries Berhad
  (zero coupon), due 10/31/04 ...............      1,940,000           2,231,000
  2.75%, due 11/28/04 (f) ...................      4,200,000           4,578,000
                                                                   -------------
                                                                       6,809,000
                                                                   -------------
Total Convertible Bonds
  (Cost $178,572,475) .......................                        174,275,286
                                                                   -------------

CORPORATE BONDS (61.6%)

AEROSPACE (1.1%)
Newport News Shipbuilding, Inc.
  8.625%, due 12/1/06 .......................     17,175,000          18,076,687
  9.25%, due 12/1/06 ........................      6,300,000           6,693,750
Sequa Corp.
  8.75%, due 12/15/01 .......................      1,742,000           1,768,130
  9.375%, due 12/15/03 ......................     12,100,000          12,584,000
  9.625%, due 10/15/99 ......................      1,000,000           1,027,500
                                                                   -------------
                                                                      40,150,067
                                                                   -------------

AIRLINES (0.8%) USAir, Inc.
  10.00%, due 7/1/03 ........................     22,510,000          23,636,175
Valujet, Inc.
  10.25%, due 4/15/01 .......................      6,250,000           6,046,875
                                                                   -------------
                                                                      29,683,050
                                                                   -------------

AUTO MANUFACTURING (0.2%)
Titan Tire Corp.
  7.00%, due 2/11/00 (m) ....................      6,542,838           6,428,338
                                                                   -------------

BANKS (2.7%)
B.F. Saul Real Estate Investment
  Trust, Series B
  9.75%, due 4/1/08 .........................     18,440,000          18,209,500
First Nationwide Holdings, Inc.
  12.25%, due 5/15/01 .......................      3,880,000           4,238,900
Local Financial Corp.
  11.00%, due 9/8/04 ........................     14,790,000          16,121,100

----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1998 unaudited

                                                  Principal
                                                    Amount               Value
                                              ==================================
CORPORATE BONDS (Continued)

BANKS (Continued)
Tokai Preferred Capital Co. L.L.C.
  9.98%, due 12/29/49
  11.0914%, beginning
  6/30/08 (c)(g) ............................ $   72,425,000      $   67,445,781
                                                                   -------------
                                                                     106,015,281
                                                                   -------------

BUILDING MATERIALS (0.6%)
Triangle Pacific Corp.
  10.50%, due 8/1/03 ........................     22,625,000          23,530,000
                                                                   -------------

CABLE (4.8%)
American Telecasting, Inc.
  (zero coupon), due 6/15/04
  14.50%, beginning 6/15/99 .................     29,065,000           7,266,250
  Series B
  (zero coupon), due 8/15/05
  14.50%, beginning 8/15/00 .................     21,800,000           4,796,000
Continental Cablevision, Inc.
  11.00%, due 6/1/07 ........................     11,770,000          12,797,368
CS Wireless Systems, Inc.
  Series B
  (zero coupon), due 3/1/06
  11.375%, beginning 3/1/01 .................     36,335,000           9,174,588
Heartland Wireless
  Communications, Inc.
  13.00%, due 4/15/03 (i) ...................      6,800,000           2,618,000
  Series B
  14.00%, due 10/15/04 (i) ..................     23,985,000           9,234,225
Marcus Cable Operating Co. L.P.
  (zero coupon), due 8/1/04
  13.50%, beginning 8/1/99 ..................     70,072,000          67,969,840
Primestar, Inc.
  10.9375%, due 4/1/99 (d)(m) ...............     11,580,000          11,580,000
UIH Australia/Pacific, Inc.
  Series B
  (zero coupon), due 5/15/06
  14.00%, beginning 5/15/01 .................     87,835,000          53,689,144
  Series D
  (zero coupon), due 5/15/06
  14.00%, beginning 5/15/01 .................     12,300,000           7,518,375
                                                                   -------------
                                                                     186,643,790
                                                                   -------------

CASINOS (3.0%)
Casino America, Inc.
  12.50%, due 8/1/03 ........................     10,745,000          12,141,850
El Comandante Capital Corp.
  11.75%, due 12/15/03 ......................     15,130,000          15,281,300
Empress River Casino Finance Corp.
  10.75%, due 4/1/02 ........................      3,500,000           3,780,000
Grand Casinos, Inc.
  10.125%, due 12/1/03 ......................      3,805,000           4,166,475
Horseshoe Gaming L.L.C.
  Series B
  12.75%, due 9/30/00 .......................     34,335,000          37,682,663
Penn National Gaming, Inc.
  10.625%, due 12/15/04 .....................     10,910,000          11,455,500
President Riverboat Casinos, Inc.
  13.00%, due 9/15/01 .......................     29,961,000          27,713,925
Treasure Bay Gaming & Resorts
  (zero coupon)
  due 1/1/50 (a)(e) .........................      2,333,335              84,346
  10.00%, due 11/1/03 .......................      2,056,381           2,056,381
Trump Castle Funding, Inc.
  13.875%, due 11/15/05 (g) .................            262                 240
                                                                   -------------
                                                                     114,362,680
                                                                   -------------

CELLULAR TELEPHONE (1.4%)
CCPR Services, Inc.
  10.00%, due 2/1/07 ........................     17,250,000          16,732,500
Centennial Cellular Corp.
  8.875%, due 11/1/01 .......................     17,118,000          17,781,323
  10.125%, due 5/15/05 ......................     15,085,000          16,970,625
International Wireless
  Communications Holdings, Inc.
  (zero coupon), due 8/15/01 ................     10,000,000           1,800,000
                                                                   -------------
                                                                      53,284,448
                                                                   -------------

CHEMICALS (2.3%)
Agriculture Minerals &
  Chemicals, Inc.
  10.75%, due 9/30/03 .......................     15,250,000          16,241,250
Harris Chemical North
  America, Inc.
  10.75%, due 10/15/03 ......................     31,420,000          33,030,275
International Specialty
  Products, Inc., Series B
  9.00%, due 10/15/03 .......................     16,000,000          16,600,000
Octel Developments, PLC
  10.00%, due 5/1/06 (c) ....................      8,765,000           8,940,300
Uniroyal Chemical Co., Inc.
  9.00%, due 9/1/00 .........................     14,450,000          15,028,000
                                                                   -------------
                                                                      89,839,825
                                                                   -------------

CHILD CARE SERVICES (0.5%)
La Petite Holdings Corp.
  9.625%, due 8/1/01 ........................     20,292,000          20,799,300
                                                                   -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                  Principal
                                                    Amount               Value
                                              ==================================
CORPORATE BONDS (Continued)

COMPUTERS & OFFICE EQUIPMENT (0.3%)
American Business
  Information, Inc.
  9.50%, due 6/15/08 (c) ....................  $   4,950,000       $   4,974,750
Unisys Corp.
  10.625%, due 10/1/99 ......................      1,379,000           1,397,961
  11.75%, due 10/15/04 ......................      5,500,000           6,345,625
                                                                   -------------
                                                                      12,718,336
                                                                   -------------

CONGLOMERATES (1.0%)
Figgie International, Inc.
  9.875%, due 10/1/99 .......................     11,750,000          12,161,250
Hutchison Whampoa Ltd.
  7.45%, due 8/1/17 (c) .....................      9,680,000           7,704,322
JG Summit Holdings
  8.375%, due 3/17/04 .......................     24,840,000          19,530,450
                                                                   -------------
                                                                      39,396,022
                                                                   -------------

CONSUMER DURABLES (1.7%)
Samsonite Corp.
  10.75%, due 6/15/08 (c) ...................     40,870,000          40,563,475
Selmer Co., Inc.
  11.00%, due 5/15/05 .......................     19,800,000          21,681,000
  11.00%, due 5/15/05 (c) ...................      1,500,000           1,642,500
                                                                   -------------
                                                                      63,886,975
                                                                   -------------

CONSUMER NON-DURABLES (0.2%)
Icon Health & Fitness Holdings, Inc.
  Series B
  (zero coupon), due 11/15/04
  15.00%, beginning 11/15/99 ................     13,000,000           9,750,000
                                                                   -------------

COSMETICS (0.7%)
Jafra Cosmetics International, Inc.
  11.75%, due 5/1/08 (c) ....................     28,345,000          28,345,000
                                                                   -------------

DEFENSE ELECTRONICS (0.8%)
Alliant Techsystems, Inc.
  11.75%, due 3/1/03 ........................     27,502,000          29,805,292
                                                                   -------------

DOMESTIC OIL & GAS (1.6%)
Denbury Management, Inc.
  9.00%, due 3/1/08 .........................     10,000,000           9,550,000
Houston Exploration Co. (The)
  Series B
  8.625%, due 1/1/08 ........................      6,530,000           6,530,000
Northern Offshore ASA
  10.00%, due 5/15/05 (c) ...................     42,345,000          40,439,475
Stone Energy Corp.
  8.75%, due 9/15/07 ........................      4,000,000           4,030,000
                                                                   -------------
                                                                      60,549,475
                                                                   -------------

DRUGS (0.4%)
ICN Pharmaceuticals, Inc.
  Series B
  9.25%, due 8/15/05 ........................     13,580,000          14,292,950
                                                                   -------------

ELECTRIC UTILITIES (1.9%)
CMS Energy Corp.
  7.00%, due 1/15/05 ........................     14,510,000          14,075,338
El Paso Electric Co.
  Series E
  9.40%, due 5/1/11 .........................     17,191,000          19,597,740
ESI Tractebel Acquisition Corp.
  7.99%, due 12/30/11 (c) ...................     19,175,000          19,175,000
Midland Funding Corp. I
  Series C-91
  10.33%, due 7/23/02 (q) ...................     14,774,891          15,986,343
  Series C-94
  10.33%, due 7/23/02 (q) ...................      3,064,805           3,316,101
                                                                   -------------
                                                                      72,150,522
                                                                   -------------

ENERGY (1.1%)
Conproca, S.A.
  12.00%, due 6/16/10 (c)(f) ................     43,475,000          44,127,125
                                                                   -------------

EQUIPMENT FINANCING (1.3%)
Atlas Air, Inc.
  Series 1998-1C
  8.01%, due 1/2/10 (c)(q) ..................     12,730,000          12,780,156
  12.25%, due 12/1/02 (q)                         11,112,000          12,167,084
GPA Airplanes Trust
  Series 1, Class D
  10.875%, due 3/15/19 (q) ..................     11,340,000          12,834,499
S-C Aircraft
  Series 1997-C
  11.00%, due 7/1/04 (c)(m)(q) ..............     11,809,040          12,399,492
                                                                   -------------
                                                                      50,181,231
                                                                   -------------

FINANCE (1.8%)
Amresco, Inc.
  Series 98-A
  9.875%, due 3/15/05 .......................     10,815,000          11,017,781
CB Richard Ellis Services, Inc.
  8.875%, due 6/1/06 ........................     17,820,000          17,686,350


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  Principal
                                                    Amount               Value
                                              ==================================
CORPORATE BONDS (Continued)

FINANCE (Continued)
Cityscape Financial Corp.
  Series A
  12.75%, due 6/1/04 (i) .................... $   57,665,000       $  23,066,000
Resource America, Inc.
  12.00%, due 8/1/04 ........................      3,290,000           3,520,300
TPE International Finance Co. B.V.
  8.75%, due 5/15/02 (d)(f) .................      4,800,000           2,400,000
Traffic Stream (BVI)
  Infrastructure Ltd.
  14.25%, due 5/1/06 (c) ....................     13,438,000          10,750,400
                                                                   -------------
                                                                      68,440,831
                                                                   -------------

FOOD, BEVERAGES & TOBACCO (1.7%)
Colorado Prime Corp.
  12.50%, due 5/1/04 ........................     20,325,000          20,020,125
Fresh Foods, Inc.
  10.75%, due 6/1/06 (c) ....................     12,035,000          12,035,000
Global Health Sciences, Inc.
  11.00%, due 5/1/08 (c) ....................     14,050,000          13,874,375
Standard Commercial Corp.
  8.875%, due 8/1/05 ........................     17,195,000          16,851,100
Tingyi (Cayman Islands)
  Holdings Corp.
  7.113%, due 11/29/99 (d)(f) ...............      5,000,000           4,012,500
                                                                   -------------
                                                                      66,793,100
                                                                   -------------

HEALTH CARE (3.2%)
Fountain View, Inc.
  11.25%, due 4/15/08 (c) ...................      9,830,000          10,002,025
Magellan Health Services, Inc.
  9.00%, due 2/15/08 (c) ....................     22,085,000          21,919,363
Medaphis Corp.
  9.50%, due 2/15/05 (c) ....................     27,208,000          26,663,840
Quest Diagnostics, Inc.
  10.75%, due 12/15/06 ......................     45,404,000          50,738,970
Vencor, Inc.
  9.875%, due 5/1/05 (c) ....................     12,805,000          12,596,919
                                                                   -------------
                                                                     121,921,117
                                                                   -------------

HOUSING (0.9%)
Greystone Homes, Inc.
  10.75%, due 3/1/04 ........................     33,794,000          36,497,520
UDC Homes, Inc.
  Series C
  (zero coupon)
  due 11/1/00 (a)(h) ........................        108,500              30,380
                                                                   -------------
                                                                      36,527,900
                                                                   -------------

INDUSTRIAL (0.1%)
Interlake Corp.
  12.00%, due 11/15/01 ......................      3,500,000           3,850,000
                                                                   -------------

INSURANCE (0.1%)
Superior National Capital Trust I
  10.75%, due 12/1/17 (r) ...................      4,600,000           4,922,000
                                                                   -------------

LEISURE (0.5%)
Bally Total Fitness Holdings Corp.
  Series B
  9.875%, due 10/15/07 ......................     18,508,000          19,063,240
                                                                   -------------

MEDIA (6.1%)
Affiliated Newspapers
  Investments, Inc.
  (zero coupon), due 7/1/06
  13.25%, beginning 7/1/99 ..................     23,872,000          23,513,920
Ascent Entertainment Group, Inc.
  (zero coupon), due 12/15/04
  11.875%, beginning 12/15/02 ...............     21,300,000          13,738,500
CBS, Inc.
  7.75%, due 6/1/99 .........................     15,290,000          15,441,860
CD Radio, Inc.
  (zero coupon), due 12/1/07
  15.00%, beginning 12/1/02 .................    109,230,000          63,899,550
Comcast Corp.
  9.125%, due 10/15/06 ......................      7,000,000           7,455,000
  9.50%, due 1/15/08 ........................      4,300,000           4,558,000
Garden State Newspapers, Inc.
  12.00%, due 7/1/04 ........................      9,065,000          10,096,144
General Media, Inc.
  10.625%, due 12/31/00 .....................     41,695,000          38,776,350
Maxwell Communications Corp., PLC
  Facility A (a)(h)(i)(j) ...................      9,973,584             897,623
Paxson Communications Corp.
  11.625%, due 10/1/02 ......................      3,500,000           3,753,750
Telemundo Group, Inc.
  7.00%, due 2/15/06
  10.50%, beginning 2/15/99 .................      9,500,000          10,200,625
Tri-State Outdoor Media
  11.00%, due 5/15/08 (c) ...................      3,250,000           3,290,625
Viacom, Inc.
  8.00%, due 7/7/06 .........................     38,310,000          39,459,300
                                                                   -------------
                                                                     235,081,247
                                                                   -------------

MINING (0.5%)
Great Central Mines Ltd.
  8.875%, due 4/1/08 (c)(f) .................     17,800,000          17,488,500
                                                                   -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                  Principal
                                                    Amount               Value
                                              ==================================
CORPORATE BONDS (Continued)

OIL SERVICES (0.3%)
Pool Energy Services Co.
  8.625%, due 4/1/08 (c) .................... $   11,175,000      $   10,895,625
                                                                   -------------

PAPER & FOREST PRODUCTS (0.7%)
P.T. Polysindo Eka Perkasa
  (zero coupon), due 4/12/00 ................        552,322             115,988
  10.00%, due 4/3/00 ........................      3,000,000             630,000
SD Warren Co.
  Series B
  12.00%, due 12/15/04 ......................     12,095,000          13,380,094
Stone Container Corp.
  Bank debt
  9.063%, due 10/1/03 (d)(m) ................      4,161,769           4,265,813
  11.875%, due 12/1/98 ......................      1,900,000           1,914,250
  12.625%, due 7/15/98 ......................      5,750,000           5,750,000
                                                                   -------------
                                                                      26,056,145
                                                                   -------------

PERSONAL SERVICES (2.1%)
Loewen Group, Inc. (The)
  6.70%, due 10/1/99 (c) ....................     80,000,000          79,708,960
                                                                   -------------

POLLUTION & RELATED (0.2%)
ICF Kaiser International, Inc.
  13.00%, due 12/31/03 ......................      5,419,000           5,906,710
                                                                   -------------

REAL ESTATE (0.5%)
LNR Property Corp.
  9.375%, due 3/15/08 (c) ...................     17,630,000          17,674,075
Olympia & York Maiden
  Lane Finance Corp.
  10.375%, due 12/31/49
  (a)(f)(h)(i) ..............................          4,000               3,000
                                                                   -------------
                                                                      17,677,075
                                                                   -------------

RECREATION & ENTERTAINMENT (1.3%)
Affinity Group, Inc.
  11.50%, due 10/15/03 ......................     36,315,000          38,312,325
Affinity Group Holding, Inc.
  11.00%, due 4/1/07 ........................      2,935,000           3,140,450
Alliance Entertainment Corp.
  Series B
  11.25%, due 7/15/05 (h)(i) ................     42,087,000           1,473,045
Hollywood Entertainment Corp.
  Series B
  10.625%, due 8/15/04 ......................      8,600,000           8,772,000
                                                                   -------------
                                                                      51,697,820
                                                                   -------------

RESTAURANTS & LODGING (2.2%)
Advantica Restaurant Group, Inc.
  11.25%, due 1/15/08 .......................     19,315,000          20,522,187
Booth Creek Ski Holdings, Inc.
  Series B
  12.50%, due 3/15/07 .......................      1,500,000           1,605,000
  Series C
  12.50%, due 3/15/07 (c) ...................      1,075,000           1,150,250
Extended Stay America, Inc.
  9.15%, due 3/15/08 (c) ....................      5,000,000           4,925,000
FRI-MRD Corp.
  (zero coupon), due 1/24/02
  15.00%, beginning
  6/30/99 (c)(m) ............................     53,990,000          49,805,775
Romacorp, Inc.
  12.00%, due 7/1/06 (c) ....................      8,000,000           8,130,000
                                                                   -------------
                                                                      86,138,212
                                                                   -------------

RETAIL (0.7%)
K Mart Corp.
  8.25%, due 1/1/22 .........................      2,800,000           2,863,000
  8.375%, due 7/1/22 ........................      2,529,000           2,630,160
K Mart Funding Corp.
  Series F
  8.80%, due 7/1/10 .........................     10,970,000          11,432,045
TM Group Holdings, PLC
  11.00%, due 5/15/08 (c) ...................     11,000,000          11,261,250
                                                                   -------------
                                                                      28,186,455
                                                                   -------------

STEEL, ALUMINUM & OTHER METALS (3.5%)
Easco Corp.
  Series B
  10.00%, due 3/15/01 .......................     20,150,000          20,553,000
Kaiser Aluminum & Chemical Corp.
  12.75%, due 2/1/03 ........................     10,700,000          11,368,750
LTV Corp. (The)
  8.20%, due 9/15/07 ........................     25,598,000          24,702,070
UCAR Global Enterprises, Inc.
  Series B
  12.00%, due 1/15/05 .......................     72,332,000          77,576,070
                                                                   -------------
                                                                     134,199,890
                                                                   -------------

SUPERMARKETS (0.2%)
Penn Traffic Co. (The)
  10.25%, due 2/15/02 .......................      8,000,000           6,360,000
                                                                   -------------



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  Principal
                                                    Amount               Value
                                              ==================================
CORPORATE BONDS (Continued)

TECHNOLOGY (0.7%)
Electronic Retailing Systems
  International, Inc.
  (zero coupon), due 2/1/04
  13.25%, beginning 2/1/00 .................. $   10,000,000        $  4,200,000
Metawave Communications Corp.
  13.75%
  due 4/28/00 (d)(l)(m) .....................      8,870,000           9,136,100
Samsung Electronics America, Inc.
  9.75%, due 5/1/03 (c) .....................     15,500,000          14,492,500
                                                                   -------------
                                                                      27,828,600
                                                                   -------------

TELECOMMUNICATION SERVICES (2.3%)
Globalstar L.P. Capital Corp.
  11.50%, due 6/1/05 (c) ....................     42,450,000          41,335,687
Impsat Corp.
  12.375%, due 6/15/08 (c) ..................     13,270,000          13,402,700
Orion Network System, Inc.
  (zero coupon), due 1/15/07
  12.50%, beginning 1/15/02 .................      8,360,000           6,353,600
Protection One Alarm
  Monitoring, Inc.
  (zero coupon), due 6/30/05
  13.625%
  beginning 12/31/98 ........................      8,000,000           9,000,000
T/SF Communications Corp.
  Series B
  10.375%, due 11/1/07 ......................     12,820,000          13,044,350
USN Communications, Inc.
  Series B
  (zero coupon), due 8/15/04
  14.625%, beginning 8/15/00 ................     10,147,000           7,508,780
                                                                   -------------
                                                                      90,645,117
                                                                   -------------

TEXTILE & APPAREL (0.7%)
Norton McNaughton, Inc.
  12.50%, due 6/1/05 (c) ....................     25,570,000          25,570,000
                                                                   -------------

TRANSPORTATION (2.9%)
Cathay International Holdings, Inc.
  13.00%, due 4/15/08 (c) ...................     19,685,000          17,322,800
Cenargo International, PLC
  9.75%, due 6/15/08 (c)(f) .................     11,880,000          11,627,550
Equimar Shipholdings Ltd.
  9.875%, due 7/1/07 ........................      1,000,000             910,000
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/06 (c)(s) ................         23,555          27,360,960
Pacific & Atlantic (Holdings) Inc.
  11.50%, due 5/30/08 (c) ...................     26,840,000          25,229,600
Pegasus Shipping Hellas Ltd.
  11.875%, due 11/15/04 .....................     29,190,000          29,554,875
                                                                   -------------
                                                                     112,005,785
                                                                   -------------
Total Corporate Bonds
  (Cost $2,402,718,306) .....................                      2,372,904,036
                                                                   -------------

FOREIGN BONDS (2.0%)

CASINOS (0.3%)
William Hill Finance, PLC
  10.625%, due 4/30/08 (c) ..............(pound)   8,000,000          13,102,770
                                                                   -------------

MEDIA (0.0%) (b)
Maxwell Communications Corp., PLC
  Facility B (a)(h)(i)(j) ...................      1,131,066             169,847
                                                                   -------------

MINING (0.1%)
Greenstone Resources Ltd.
  9.00%, due 2/28/02 ........................C$    6,000,000           3,468,108
                                                                   -------------

PAPER & FOREST PRODUCTS (0.0%) (b)
P.T. Polysindo Eka Perkasa
  20.00%, due 3/16/00 ....................IDR  6,000,000,000              85,135
  20.00%, due 3/27/00 .......................  4,000,000,000              56,757
  20.00%, due 3/28/00 .......................  5,000,000,000              70,946
                                                                   -------------
                                                                         212,838
                                                                   -------------

PUBLISHING (1.6%)
IPC Magazines Group, PLC
  (zero coupon)
  due 3/15/08, 10.75%,
  beginning 3/15/03 (c) ................(pound)   35,585,000          33,842,977
  9.625%, due 3/15/08 (c) ...................      3,000,000           4,755,231
Regional Independent Media Group
  (zero coupon), due 7/1/08
  12.875%,
  beginning 7/1/03 (c) ......................     24,175,000          22,033,560
                                                                   -------------
                                                                      60,631,768
                                                                   -------------
Total Foreign Bonds
  (Cost $82,707,024)                                                  77,585,331
                                                                   -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                  Principal
                                                    Amount               Value
                                              ==================================
LOAN PARTICIPATIONS (0.9%)

CHEMICALS (0.4%)
Kronos International, Inc.
  Bank debt
  6.34375%
  due 9/15/00 (d)(j)(m) ..................... DM  16,136,793       $   8,873,001
  Bank debt
  6.4375%
  due 9/15/99 (d)(j)(m) .....................     14,413,598           7,925,483
                                                                   -------------
                                                                      16,798,484
                                                                   -------------

RECREATION & ENTERTAINMENT (0.2%)
Alliance Entertainment Corp.
  Bank debt
  8.44%,
  due 1/31/99 (d)(h)(j)(m) .................. $    1,740,000           1,687,800
  Bank debt
  8.69%,
  due 7/25/99 (d)(h)(j)(m) ..................      5,610,000           3,478,200
  Bank debt
  8.69%,
  due 6/30/01 (d)(h)(j)(m) ..................      1,933,750           1,198,925
                                                                   -------------
                                                                       6,364,925
                                                                   -------------

TRANSPORTATION (0.3%)
Eurotunnel
  Bank debt
  Tranche A
  (zero coupon),
  due 12/31/50 (j)(m) .....................(pound) 3,000,000           3,303,634
  Bank debt
  Tranche H2
  6.2625%,
  due 2/1/06 (d)(j)(m) ......................  FF 15,122,553           2,504,376
  Bank debt
  Tranche G2
  10.125%,
  due 2/1/06 (d)(j)(m) ....................(pound) 2,120,438           3,542,377
  Bank debt
  Tranche G2
  10.1875%,
  due 2/1/06 (d)(j)(m) ......................      1,734,904           2,898,309
                                                                   -------------
                                                                      12,248,696
                                                                   -------------
Total Loan Participations
  (Cost $35,399,406)                                                  35,412,105
                                                                   -------------

U.S. GOVERNMENT &
FEDERAL AGENCY (3.6%)

FEDERAL HOME LOAN
MORTGAGE CORPORATION (2.5%)
  13.00%, due 8/12/98 ....................... $  95,000,000           95,656,450
                                                                   -------------

UNITED STATES TREASURY BOND (1.1%)
  12.375%, due 5/15/04 ......................     30,000,000          40,129,800
                                                                   -------------
Total U.S. Government &
  Federal Agency
  (Cost $142,323,375)                                                135,786,250
                                                                   -------------

YANKEE BONDS (8.5%)

CABLE (1.4%)
Australis Holdings Pty Ltd.
  (zero coupon), due 11/1/02
  15.00%, beginning 11/1/00 .................     10,074,000           2,014,800
CF Cable TV, Inc.
  11.625%, due 2/15/05 ......................      6,750,000           7,610,625
Kabelmedia Holdings GmbH
  (zero coupon), due 8/1/06
  13.625%, beginning 8/1/01 .................     35,664,000          27,639,600
Rogers Cablesystems Ltd.
  10.125%, due 9/1/12 .......................      7,715,000           8,409,350
TeleWest, PLC
  (zero coupon), due 10/1/07
  11.00%, beginning 10/1/00 .................      9,728,000           8,074,240
                                                                   -------------
                                                                      53,748,615
                                                                   -------------

CELLULAR TELEPHONE (3.3%)
Millicom International Cellular, S.A.
  (zero coupon), due 6/1/06
  13.50%, beginning 6/1/01 ..................     78,760,000          60,842,100
Occidente y Caribe Celular, S.A.
  Series B
  (zero coupon), due 3/15/04
  14.00%, beginning 3/15/01 .................     19,365,000          14,547,956
Rogers Cantel, Inc.
  8.30%, due 10/1/07 ........................     31,140,000          30,517,200
  9.375%, due 6/1/08 ........................     20,000,000          20,800,000
                                                                   -------------
                                                                     126,707,256
                                                                   -------------

MEDIA (1.7%)
Le Groupe Videotron Ltee
  10.625%, due 2/15/05 ......................     47,212,000          51,843,497
Rogers Communications, Inc.
  8.875%, due 7/15/07 .......................     12,735,000          12,830,513
                                                                   -------------
                                                                      64,674,010
                                                                   -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  Principal
                                                    Amount               Value
                                               ================================
YANKEE BONDS (Continued)

PAPER & FOREST PRODUCTS (0.6%)
Stone Container Finance Company
  of Canada
  11.50%, due 8/15/06 (c) ................... $   19,615,000      $   22,164,950
                                                                   -------------

STEEL, ALUMINUM & OTHER METALS (0.7%)
Ivaco, Inc.
  11.50%, due 9/15/05 .......................     25,505,000          27,927,975
                                                                   -------------

TELECOMMUNICATION SERVICES (0.6%)
Fonorola, Inc.
  12.50%, due 8/15/02 .......................     19,842,000          21,975,015
                                                                   -------------

TESTING SERVICES (0.1%)
Intertek Testing Services Ltd.
  12.00%
  due 11/1/07 (c)(g)(m) .....................      4,636,681           4,659,864
                                                                   -------------

TRANSPORTATION (0.1%)
Guangzhou-Shenzhen
  Superhighway (Holdings) Ltd.
  9.875%, due 8/15/04 .......................      8,000,000           5,730,000
                                                                   -------------
Total Yankee Bonds
  (Cost $318,669,957) .......................                        327,587,685
                                                                   -------------
Total Long-Term Bonds
  (Cost $3,160,390,543) .....................                      3,123,550,693
                                                                   -------------

                                                    Shares
                                               =================
COMMON STOCKS (5.7%)

APPLIANCES & FURNITURE (0.0%) (b)
Central Rents, Inc. (a)(c) ..................         10,500             630,000
                                                                   -------------

BANKS (0.0%) (b)
Kookmin Bank GDR (o) ........................        781,173           3,062,198
                                                                   -------------

BUSINESS SERVICES (0.0%) (b)
Iron Mountain, Inc. (a) .....................          3,246             145,258


                                                    Shares             Value
                                               =================================
CABLE (0.8%)
CS Wireless
  Systems, Inc. (a)(c) ......................          5,180                  52
United International Holdings
  Inc., Class A (a) .........................      1,854,700          29,675,200
                                                                   -------------
                                                                      29,675,252
                                                                   -------------

CASINOS (0.3%)
Casino America, Inc. (a) ....................        207,925             727,737
Colorado Gaming &
  Entertainment Co. (a) .....................        368,128           2,024,704
Grand Casinos, Inc. (a) .....................        262,300           4,393,525
Harrah's Entertainment, Inc. (a) ............        129,600           3,013,200
                                                                   -------------
                                                                      10,159,166
                                                                   -------------

CELLULAR TELEPHONE (0.0%) (b)
Celcaribe, S.A. (a)(c) ......................        751,212           3,004,848
                                                                   -------------

DOMESTIC OIL & GAS (0.8%)
Pioneer Natural Resources Co. ...............        241,200           5,758,650
R&B Falcon Corp. (a) ........................        584,480          13,223,860
Union Pacific Resources
  Group, Inc. ...............................        740,000          12,996,250
                                                                   -------------
                                                                      31,978,760
                                                                   -------------

DRUGS (0.0%) (b)
ICN Pharmaceuticals, Inc. ...................            780              35,636
                                                                   -------------

FOOD, BEVERAGES & TOBACCO (0.5%)
Dr. Pepper Bottling Holdings, Inc.
  Class A (a) ...............................        200,000           5,900,000
Philip Morris Companies, Inc. ...............        325,000          12,796,875
TLC Beatrice International
  Holdings, Inc. (a) ........................         25,000           1,250,000
                                                                   -------------
                                                                      19,946,875
                                                                   -------------

HEALTH CARE (0.6%)
Beverly Enterprises, Inc. (a) ...............        290,000           4,060,000
Quest Diagnostics, Inc. (a) .................        876,000          19,162,500
                                                                   -------------
                                                                      23,222,500
                                                                   -------------

MEDIA (0.7%)
Affiliated Newspapers
  Investments, Inc. (a) .....................         28,000           3,360,000
CD Radio, Inc. (a) ..........................        444,860          17,127,110
Rogers Communications, Inc.
  Class B (a)(p) ............................        483,275           4,304,979
                                                                   -------------
                                                                      24,792,089
                                                                   -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                                    Shares              Value
                                               =================================
COMMON STOCKS (Continued)

PAPER & FOREST PRODUCTS (0.3%)
Sappi Ltd. (a) ..............................      2,044,200       $   7,767,960
TimberWest Timber
  Trust (The) (p) ...........................        423,000           2,502,448
                                                                   -------------
                                                                      10,270,408
                                                                   -------------

RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
  Series B (a) ..............................         43,750              43,750
                                                                   -------------

SPECIALIZED SERVICES (0.4%)
Cendant Corp. (a) ...........................        748,525          15,344,763
                                                                   -------------

TECHNOLOGY (0.4%)
Hadco Corp. (a) .............................        188,200           4,387,412
Samsung Electronics
  Co., Ltd. GDR (o) .........................        288,070           4,603,359
Seagate Technology, Inc. (a) ................        236,000           5,649,250
                                                                   -------------
                                                                      14,640,021
                                                                   -------------

TELECOMMUNICATION SERVICES (0.9%)
Telecomunicacoes Brasileiras
  S.A. ADR (k) ..............................        253,570          27,607,434
USN Communications, Inc. (a) ................        669,159           5,938,786
                                                                   -------------
                                                                      33,546,220
                                                                   -------------

TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of
  America, Inc. (a) .........................         17,400             130,500
                                                                   -------------
Total Common Stocks
  (Cost $191,882,714) .......................                        220,628,244
                                                                   -------------

PREFERRED STOCKS (3.2%)

BANKS (0.0%) (b)
California Federal Preferred
  Capital Corp.
  9.125%, Series A (g) ......................         50,000           1,365,625
River Bank America, N.Y.
  15.00%, Series A ..........................         30,000             570,000
                                                                   -------------
                                                                       1,935,625
                                                                   -------------
CASINOS (0.1%)
Station Casinos, Inc.
  7.00% (n) .................................         70,050           3,471,853
                                                                   -------------


EQUIPMENT FINANCING (0.6%)
GPA Group, PLC (a)(m) .......................     41,600,000          23,712,000
                                                                   -------------

MEDIA (2.0%)
Cumulus Media, Inc.
  13.75%, Series A ..........................         10,415          10,597,263
Granite Broadcasting Corp.
  12.75% (g) ................................          3,960           4,633,745
Paxson Communications Corp.
  12.50% (g) ................................         28,729          29,734,461
Spanish Broadcasting System, Inc.
  14.25% (c)(g) .............................         29,171          30,702,478
                                                                   -------------
                                                                      75,667,947
                                                                   -------------

PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
  International, Inc.
  5.00%, Class A (c)(m)(p) ..................        219,308           3,588,398
                                                                   -------------

REAL ESTATE (0.4%)
Crown American Realty Trust
  11.00%, Series A ..........................        294,930          15,815,621
                                                                   -------------

RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
  $0.056, Series A (g) ......................          2,297               1,149
                                                                   -------------
Total Preferred Stocks
  (Cost $109,604,410) .......................                        124,192,593
                                                                   -------------

WARRANTS (0.8%)

CABLE (0.1%)
Peoples Choice TV Corp.
  expire 6/1/00 (a) .........................            300                   3
Supercanal Holding, S.A.
  Series A
  expire 11/14/99 (a)(c)(m) .................      6,822,324             955,125
UIH Australia/Pacific, Inc.
  expire 5/15/06 (a)(c) .....................         24,315             121,575
United International
  Holdings, Inc.
  expire 11/15/99 (a) .......................         20,834             417,942
                                                                   -------------
                                                                       1,494,645
                                                                   -------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                    Shares              Value
                                               =================================
WARRANTS (Continued)

CASINOS (0.0%) (b)
Belle Casino, Inc. (a)(c) ...................          5,500       $          55
Boomtown, Inc.
  expire 11/1/98 (a)(c) .....................          7,350               1,838
Casino America, Inc.
  expire 5/3/01 (a) .........................         36,808              36,808
HDA Management Corp.
  expire 12/15/98 (a)(c) ....................          6,450             258,000
Louisiana Casino Cruises, Inc.
  expire 12/1/98 ............................         12,000              60,000
                                                                   -------------
                                                                         356,701
                                                                   -------------

CELLULAR TELEPHONE (0.0%) (b)
Nextel Communications, Inc.
  Series A
  expire 12/15/98 (a) .......................          3,087              67,914
  Series C
  expire 1999 (a) ...........................          3,500                  35
Occidente y Caribe Celular, S.A.
  expire 3/15/04 (a)(c) .....................        105,840           1,058,400
                                                                   -------------
                                                                       1,126,349
                                                                   -------------

CONGLOMERATES (0.0%) (b)
IFA Capital, Inc.
  Series H
  expire 11/14/99 (a)(c) ....................          8,000             240,000
                                                                   -------------

FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Colorado Prime Corp.
  expire 12/31/03 (a)(c) ....................         18,825             188,250
                                                                   -------------

HOUSEHOLD PRODUCTS (0.0%) (b)
Chattem, Inc.
  expire 6/17/99 (a)(c) .....................          9,500             532,000
                                                                   -------------

MEDIA (0.7%)
General Media, Inc.
  expire 12/21/03 (a)(c) ....................         34,486                 345
Spanish Broadcasting System, Inc.
  expire 6/30/99 (a)(c)(u) ..................         19,780           4,153,800
  expire 6/30/99 (a)(t) .....................         44,150          21,633,500
                                                                   -------------
                                                                      25,787,645
                                                                   -------------

POLLUTION & RELATED (0.0%) (b)
ICF Kaiser International, Inc.
  expire 12/31/98 (a)(v) ....................         48,835              12,209
  expire 12/31/98 (a)(w) ....................         28,000               7,000
                                                                   -------------
                                                                          19,209
                                                                   -------------

TECHNOLOGY (0.0%) (b)
Metawave Communications Corp.
  expire 4/28/00 (a)(m) .....................        164,401               1,644
                                                                   -------------

TELECOMMUNICATION SERVICES (0.0%) (b)
Rocky Mountain Internet, Inc.
  expire 7/29/03 (a)(m) .....................        152,488             892,052
                                                                   -------------

TESTING SERVICES (0.0%) (b)
Intertek Testing Services Ltd.
  expire 12/31/99 (a)(m) ....................            691             220,001
                                                                   -------------
Total Warrants
  (Cost $7,586,138) .........................                         30,858,496
                                                                   -------------

                                                  Principal
                                                    Amount
                                              ==================
SHORT-TERM INVESTMENTS (8.4%)

COMMERCIAL PAPER (4.7%)
General Electric Corp.
  5.70%, due 7/2/98 ......................... $   30,000,000          29,995,250
Goldman Sachs Group L.P. (The)
  6.25%, due 7/1/98 .........................     90,070,000          90,070,000
Morgan Stanley, Dean Witter,
  Discover & Co.
  6.25%, due 7/1/98 .........................     58,730,000          58,730,000
                                                                   -------------
Total Commercial Paper
  (Cost $178,795,250)                                                178,795,250
                                                                   -------------

SHORT-TERM BONDS (3.7%)
FOOD, BEVERAGES & TOBACCO (0.2%)
Buenos Aires Embotelladora
  Sociedad Anonima
  Bank debt
  9.479%, due 8/1/98 (i)(m) .................     15,750,000           9,765,000
                                                                   -------------

MainStay High Yield Corporate Bond Fund

                                                  Principal
                                                    Amount               Value
                                               ================================
SHORT-TERM BONDS (Continued)

PAPER & FOREST PRODUCTS (0.2%)
P.T. Polysindo Eka Perkasa
  (zero coupon), due 7/17/98 ................ $   16,000,000       $   3,360,000
  (zero coupon)
  due 10/23/98 (g) ..........................     11,741,460           2,465,707
  (zero coupon), due 10/23/98 ...............        313,898              65,919
                                                                   -------------
                                                                       5,891,626
                                                                   -------------

TEXTILE & APPAREL (0.0%) (b)
Alpargatas S.A.I.C.
  11.75%, due 8/18/98 (c)(i) ................        800,000             600,000
                                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORP. (3.3%)
  13.00%, due 11/4/98 .......................    125,000,000         127,998,750
                                                                   -------------
Total Short-Term Bonds
  (Cost $172,573,645) .......................                        144,255,376
                                                                   -------------
Total Short-Term Investments
  (Cost $351,368,895) .......................                        323,050,626
                                                                   -------------
Total Investments
  (Cost $3,820,832,700) (x) .................           99.2%      3,822,280,652(y)
Cash and Other Assets,
  Less Liabilities...........................            0.8          32,664,364
                                                -------------      -------------
Net Assets ..................................          100.0%     $3,854,945,016
                                                =============     ==============

----------
(a)  Non-income producing security.

(b)  Less than one tenth of a percent.

(c)  May be sold to institutional investors only.

(d)  Floating rate. Rate shown is the rate in effect at June 30, 1998.

(e)  Fair valued security. Aggregate at less than one tenth of a percent.

(f)  Euro-Dollar bond.

(g) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.

(h)  Issuer in bankruptcy.

(i)  Issue in default.

(j)  Multiple tranche facilities.

(k)  ADR--American Depository Receipt.

(l) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.

(m)  Restricted security.

(n)  Convertible preferred stock.

(o)  GDR--Global Depository Receipt.

(p)  Canadian security.

(q)  Asset-backed security.

(r) 10.75% Trust Preferred Securities. The Trust exists solely for the purpose of issuing the Trust Securities and investing the proceeds thereof in an equivalent amount of 10.75% Senior Subordinated Notes due 2017 of the Superior National Insurance Group, Inc.

(s) 23,555 Units--each unit reflects $1,100 principal amount of 12.50% First Preferred Ship Mortgage Notes, plus one warrant to acquire $100 principal amount of Notes.

(t) Each warrant entitles the holder thereof to purchase one share of the Company's Class A common stock at $0.01 per share, subject to adjustment under certain circumstances on or after the Exercisability Date and prior to June 30, 1999.

(u) Each warrant entitles the holder thereof to purchase 0.428 shares of the Company's Class A common stock, par value $0.01 per share.

(v) 4.8 warrants will entitle the holder thereof to purchase one share of common stock at a price equal to $5.00 per share, subject to adjustment under certain circumstances.

(w) Each warrant will entitle the holder to purchase one share of common stock at a price equal to $230 per share, subject to adjustment under certain circumstances.

(x)  The cost for Federal income tax purposes is $3,820,961,175.

(y) At June 30, 1998 net unrealized appreciation was $1,319,477, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $156,373,513 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $155,054,036.

((pound)) Security denominated in British Pound Sterling.

(C$) Security denominated in Canadian Dollar.

(FF) Security denominated in French Franc.

(DM) Security denominated in German Deutsche Mark.

(IDR) Security denominated in Indonesian Rupia.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $3,820,832,700) ..................   $ 3,822,280,652
Cash .................................................................................             1,002
Deposit with broker ..................................................................         3,347,097
Receivables:
  Investment securities sold .........................................................       200,957,595
  Dividends and interest .............................................................        77,575,315
  Fund shares sold ...................................................................         8,938,929
Unrealized appreciation on forward foreign currency contracts ........................           301,468
Other assets .........................................................................            46,610
                                                                                         ---------------
    Total assets .....................................................................     4,113,448,668
                                                                                         ---------------
LIABILITIES:
Payables:
  Investment securities purchased ....................................................       221,528,434
  Fund shares redeemed ...............................................................         5,983,109
  NYLIFE Distributors ................................................................         3,005,560
  MainStay Management ................................................................         1,804,782
  Transfer agent .....................................................................           310,080
  Custodian ..........................................................................            91,407
  Trustees ...........................................................................            19,689
Accrued expenses .....................................................................           525,705
Unrealized depreciation on forward foreign currency contracts ........................           618,707
Dividend payable .....................................................................        24,616,179
                                                                                         ---------------
    Total liabilities ................................................................       258,503,652
                                                                                         ---------------
Net assets ...........................................................................   $ 3,854,945,016
                                                                                         ===============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A ............................................................................   $       342,426
  Class B ............................................................................         4,320,030
Additional paid-in capital ...........................................................     3,767,095,554
Accumulated undistributed net investment income ......................................         1,553,073
Accumulated undistributed net realized gain on investments ...........................        80,797,325
Net unrealized appreciation on investments ...........................................         1,447,952
Net unrealized depreciation on foreign currency and forward foreign currency contracts          (611,344)
                                                                                         ---------------
Net assets ...........................................................................   $ 3,854,945,016
                                                                                         ===============
CLASS A
Net assets applicable to outstanding shares ..........................................   $   283,495,965
                                                                                         ===============
Shares of beneficial interest outstanding ............................................        34,242,583
                                                                                         ===============
Net asset value per share outstanding ................................................   $          8.28
Maximum sales charge (4.50% of offering price) .......................................              0.39
                                                                                         ---------------
Maximum offering price per share outstanding .........................................   $          8.67
                                                                                         ===============
CLASS B
Net assets applicable to outstanding shares ..........................................   $ 3,571,449,051
                                                                                         ===============
Shares of beneficial interest outstanding ............................................       432,003,006
                                                                                         ===============
Net asset value and offering price per share outstanding .............................   $          8.27
                                                                                         ===============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited


INVESTMENT INCOME:
Income:
  Dividends (a) .....................................................................   $   7,215,461
  Interest (b) ......................................................................     172,086,274
                                                                                        -------------
    Total income ....................................................................     179,301,735
                                                                                        -------------
Expenses:
  Distribution--Class B .............................................................      13,128,627
  Management ........................................................................      11,304,515
  Service--Class A ..................................................................         334,006
  Service--Class B ..................................................................       4,376,208
  Transfer agent ....................................................................       2,193,817
  Shareholder communication .........................................................         302,401
  Professional ......................................................................         269,574
  Registration ......................................................................         240,120
  Custodian .........................................................................         239,992
  Recordkeeping .....................................................................         202,787
  Trustees ..........................................................................          49,502
  Miscellaneous .....................................................................          21,241
                                                                                        -------------
    Total expenses before waiver ....................................................      32,662,790
Fee waived by Manager ...............................................................        (818,071)
                                                                                        -------------
  Net expenses ......................................................................      31,844,719
                                                                                        -------------
  Net investment income .............................................................     147,457,016
                                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions .............................................................      65,264,248
  Securities sold short .............................................................        (466,913)
  Foreign currency transactions .....................................................         808,880
                                                                                        -------------
Net realized gain on investments and foreign currency transactions ..................      65,606,215
                                                                                        -------------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions .............................................................     (16,455,157)
  Foreign currency and forward foreign currency contracts ...........................      (1,271,599)
                                                                                        -------------
Net unrealized loss on investments and foreign currency transactions ................     (17,726,756)
                                                                                        -------------
Net realized and unrealized gain on investments and foreign currency transactions ...      47,879,459
                                                                                        -------------
Net increase in net assets resulting from operations ................................   $ 195,336,475
                                                                                        =============


----------
(a)  Dividends recorded net of foreign withholding taxes of $122,901.

(b)  Interest recorded net of foreign withholding taxes of $2,589.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                   Six months
                                                                                                      ended            Year ended
                                                                                                    June 30,          December 31,
                                                                                                      1998*               1997
                                                                                                 ---------------    ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ......................................................................   $   147,457,016    $   256,747,395
  Net realized gain on investments ...........................................................        65,264,248        147,564,306
  Net realized loss on securities sold short .................................................          (466,913)                --
  Net realized gain on foreign currency transactions .........................................           808,880            978,376
  Net change in unrealized appreciation on securities transactions ...........................       (16,455,157)       (64,858,129)
  Net change in unrealized appreciation (depreciation) on foreign currency and forward foreign
    currency contracts .......................................................................        (1,271,599)           806,336
                                                                                                 ---------------    ---------------
  Net increase in net assets resulting from operations .......................................       195,336,475        341,238,284
                                                                                                 ---------------    ---------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A ..................................................................................       (11,274,202)       (15,875,053)
    Class B ..................................................................................      (133,757,494)      (243,546,134)
  From net realized gain on investments and foreign currency transactions:
    Class A ..................................................................................                --         (9,477,663)
    Class B ..................................................................................                --       (134,845,754)
                                                                                                 ---------------    ---------------
      Total dividends and distributions to shareholders ......................................      (145,031,696)      (403,744,604)
                                                                                                 ---------------    ---------------
Capital share transactions: Net proceeds from sale of shares:
    Class A ..................................................................................        88,813,973        184,071,711
    Class B ..................................................................................       430,936,885      1,197,246,355
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
    Class A ..................................................................................         6,683,923         19,615,677
    Class B ..................................................................................        74,476,990        273,550,920
                                                                                                 ---------------    ---------------
                                                                                                     600,911,771      1,674,484,663
  Cost of shares redeemed:
    Class A ..................................................................................       (58,760,382)       (76,496,410)
    Class B ..................................................................................      (356,791,307)      (474,186,948)
                                                                                                 ---------------    ---------------
      Increase in net assets derived from capital share transactions .........................       185,360,082      1,123,801,305
                                                                                                 ---------------    ---------------
Net increase in net assets ...................................................................       235,664,861      1,061,294,985

NET ASSETS:
Beginning of period ..........................................................................     3,619,280,155      2,557,985,170
                                                                                                 ---------------    ---------------
End of period ................................................................................   $ 3,854,945,016    $ 3,619,280,155
                                                                                                 ---------------    ---------------
Accumulated undistributed net investment income (excess distribution) at end of period .......   $     1,553,073    $      (872,247)
                                                                                                 ===============    ===============


----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                               Class A          Class B          Class A          Class B          Class A          Class B
                            -------------    -------------    -------------    -------------    -------------    -------------
                                   Six months ended                     Year ended                        Year ended
                                    June 30, 1998*                    December 31, 1997                December 31, 1996
                            ------------------------------    ------------------------------    ------------------------------
Net asset value at
  beginning of period ...           $8.16            $8.15            $8.27            $8.26            $7.92            $7.92
                            -------------    -------------    -------------    -------------    -------------    -------------
Net investment income ...            0.35             0.32             0.74             0.69             0.72             0.67
Net realized and
  unrealized gain
  (loss) on investments .            0.12             0.12             0.23             0.23             0.52             0.52
Net realized and
  unrealized loss on
  foreign currency
  transactions ..........           (0.00)(b)        (0.00)(b)        (0.00)(b)        (0.00)(b)        (0.00)(b)        (0.00)(b)
                            -------------    -------------    -------------    -------------    -------------    -------------
Total from investment
  operations ............            0.47             0.44             0.97             0.92             1.24             1.19
                            -------------    -------------    -------------    -------------    -------------    -------------
Less dividends and
  distributions:
From net investment
  income ................           (0.35)           (0.32)           (0.74)           (0.69)           (0.71)           (0.67)
In excess of net
  investment income .....              --               --               --               --               --               --
From net realized gain
  on investments ........              --               --            (0.34)           (0.34)           (0.18)           (0.18)
In excess of net realized
  gain on investments ...              --               --               --               --               --               --
                            -------------    -------------    -------------    -------------    -------------    -------------
Total dividends and
  distributions .........           (0.35)           (0.32)           (1.08)           (1.03)           (0.89)           (0.85)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net asset value at end
  of period .............           $8.28            $8.27            $8.16            $8.15            $8.27            $8.26
                            =============    =============    =============    =============    =============    =============
Total investment
  return (a) ............            5.78%            5.38%           12.20%           11.55%           16.33%           15.58%
Ratios (to average net
  assets)/
  Supplemental Data:
    Net investment
      income ............            8.52%+           7.77%+           8.79%            8.18%             9.0%            8.4%
    Net expenses ........            0.99%+           1.74%+           1.01%            1.62%             1.0%            1.6%
    Expenses (before
      waiver) ...........            1.03%+           1.78%+           1.01%            1.62%             1.0%            1.6%
Portfolio turnover rate .              71%              71%             128%             128%             118%            118%
Net assets at end of
  period (in 000's) .....        $283,496       $3,571,449         $238,841       $3,380,439         $116,805      $2,441,180

                                                                                  Class B
                                                              -----------------------------------------------
                               Class A          Class B        September 1
                            -------------    -------------      through             Year ended August 31
                                      Year ended               December 31     ------------------------------
                                   December 31, 1995              1994**           1994             1993
                            ------------------------------    -------------    -------------    -------------
Net asset value at
  beginning of period ...           $7.44            $7.44            $7.70            $7.93            $7.41
                            -------------    -------------    -------------    -------------    -------------
Net investment income ...            0.84             0.81             0.23             0.69             0.70
Net realized and
  unrealized gain
  (loss) on investments .            0.61             0.61            (0.27)           (0.08)            0.54
Net realized and
  unrealized loss on
  foreign currency
  transactions ..........           (0.00)(b)        (0.00)(b)           --               --               --
                            -------------    -------------    -------------    -------------    -------------
Total from investment
  operations ............            1.45             1.42            (0.04)            0.61             1.24
                            -------------    -------------    -------------    -------------    -------------
Less dividends and
  distributions:
From net investment
  income ................           (0.84)           (0.81)           (0.22)           (0.67)           (0.72)
In excess of net
  investment income .....           (0.01)           (0.01)              --               --               --
From net realized gain
  on investments ........           (0.10)           (0.10)              --            (0.17)              --
In excess of net realized
  gain on investments ...           (0.02)           (0.02)              --               --               --
                            -------------    -------------    -------------    -------------    -------------
Total dividends and
  distributions .........           (0.97)           (0.94)           (0.22)           (0.84)           (0.72)
                            -------------    -------------    -------------    -------------    -------------
Net asset value at end
  of period .............           $7.92            $7.92            $7.44            $7.70            $7.93
                            =============    =============    =============    =============    =============
Total investment
  return (a) ............           20.28%           19.71%           (0.48%)           7.95%           18.58%
Ratios (to average net
  assets)/
  Supplemental Data:
    Net investment
      income ............           10.2%             9.5%             9.1%+            8.7%              9.9%
    Net expenses ........            1.0%             1.6%             1.6%+            1.6%              1.7%
    Expenses (before
      waiver) ...........            1.0%             1.6%             1.6%+            1.6%              1.7%
Portfolio turnover rate .            137%             137%              45%             190%              207%
Net assets at end of
  period (in 000's) .....        $42,850       $1,601,238       $1,128,913       $1,090,261          $808,538

----------
*    Unaudited.

**   The Fund changed its fiscal year end from August 31 to December 31.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.

(b)  Less than one cent per share.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's primary objective is maximum current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective. High yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange,

MainStay High Yield Corporate Bond Fund


(e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and market value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at June 30, 1998:

                                                                                                                      Unrealized
                                                                  Contract Amount         Contract Amount            Appreciation/
                                                                       Sold                  Purchased              (Depreciation)
                                                                  ---------------         ---------------           --------------
Foreign Currency Sale Contracts
-------------------------------
German Deutsche Mark vs. US$
     expiring 8/24/98...................................DM              34,200,000          $19,021,135               $   9,816
Pound Sterling vs. US$
     expiring 9/9/98....................................(pound)         24,425,000          $39,970,902                (618,707)

                                                                                                                      Unrealized
                                                                  Contract Amount         Contract Amount            Appreciation/
                                                                     Purchased                 Sold                 (Depreciation)
                                                                  ---------------         ---------------           --------------
Foreign Currency Buy Contract
-----------------------------
Pound Sterling vs. US$
     expiring 9/9/98....................................(pound)          7,997,600          $12,998,807               $ 291,652
                                                                                                                      ---------
Net Unrealized Depreciation On
     Forward Foreign
     Currency Contracts.................................                                                              $(317,239)
                                                                                                                      =========


MainStay High Yield Corporate Bond Fund


Securities Sold Short. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At June 30, 1998 there were no open short sales.

Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the 1933 Act and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

MainStay High Yield Corporate Bond Fund


Restricted securities held at June 30, 1998:

                                                                     Principal                                         Percent
                                          Date(s) of                  Amount/                        6/30/98             of
Security                                  Acquisition                 Shares           Cost           Value          Net Assets
--------                                  -----------                ---------         ----          -------         ----------
Alliance Entertainment Corp.
    Bank debt
    8.44%, due 1/31/99                      3/12/98                  $1,740,000     $1,708,822     $1,687,800          0.1%
    Bank debt
    8.69%, due 7/25/99                      3/12/98                   5,610,000      4,306,607      3,478,200          0.1
    Bank debt
    8.69%, due 6/30/01                      3/12/98                   1,933,750      1,484,474      1,198,925          0.0(c)
Buenos Aires Embotelladora
    Sociedad Anonima
    Bank debt
    9.479%, due 8/1/98                  10/22/97-5/8/98              15,750,000     13,013,125      9,765,000          0.3
Eurotunnel
    Bank debt, Tranche A
    (zero coupon), due 12/31/50            3/13/98             (pound)3,000,000      2,782,920      3,303,634          0.1
    Bank debt, Tranche H2
    6.2625%, due 2/1/06                     3/6/98                 FF15,122,553      2,485,466      2,504,376          0.1
    Bank debt, Tranche G2
    10.125%, due 2/1/06                     3/6/98             (pound)2,120,438      3,498,425      3,542,377          0.1
    Bank debt, Tranche G2
    10.1875%, due 2/1/06                    3/6/98             (pound)1,734,904      2,862,348      2,898,309          0.1
FRI-MRD Corp.
    (zero coupon), due 1/24/02
    15.00%, beginning 6/30/99           8/12/97-1/14/98             $53,990,000     44,184,805     49,805,775          1.3
GPA Group, PLC
    Preferred Stock                     3/7/96-12/23/97              41,600,000     16,177,800     23,712,000          0.6
Intertek Testing Services Ltd.
    12.00%, due 11/1/07 (a)                 11/8/96                   4,636,681      4,431,855      4,659,864          0.1
    Warrants, expire 12/31/99               11/8/96                         691        223,440        220,001          0.0(c)
Kronos International, Inc.
    Bank debt
    6.34375%, due 9/15/00               2/25/97-3/31/98            DM16,136,793      8,548,666      8,873,001          0.2
    Bank debt
    6.4375%, due 9/15/99                2/25/97-7/31/97            DM14,413,598      7,721,679      7,925,483          0.2
Metawave Communications Corp.
    13.75%, due 4/28/00 (b)                 4/28/98                  $8,870,000      8,870,000      9,136,100          0.2
    Warrants, expire 4/28/00                4/28/98                     164,401              0(d)       1,644          0.0(c)

                                                                Principal                                                Percent
                                          Date(s) of             Amount/                             6/30/98               of
Security                                 Acquisition             Shares                Cost           Value            Net Assets
--------                                  -----------           ---------              ----          -------           ----------
Paperboard Industries
    International, Inc.
    Preferred Stock,
    5.00%, Class A                          5/5/98             $   219,308         $ 3,643,057       $ 3,588,398          0.1%
Primestar, Inc.
    10.9375%, due 4/1/99                4/1/98-4/14/98          11,580,000          11,580,000        11,580,000          0.3
Rocky Mountain Internet, Inc.
    Warrants, expire 7/29/03                6/8/98                 152,488                   0(d)        892,052          0.0(c)
S-C Aircraft
    Series 1997-C
    11.00%, due 7/1/04                      3/20/97             11,809,040          11,809,040        12,399,492          0.3
Stone Container Corp.
    Bank debt
    9.063%, due 10/1/03                     7/16/97              4,161,769           4,160,726         4,265,813          0.1
Supercanal Holding, S.A.
    Warrants, Series A
    expire 11/14/99                        11/20/97              6,822,324             545,786           955,125          0.0(c)
Titan Tire Corp.
    7.00%, due 2/11/00                      6/24/97              6,542,838           6,367,046         6,428,338          0.2
                                                                                  ------------      ------------          ---
                                                                                  $160,406,087      $172,821,707          4.5%
                                                                                  ============      ============          ===

----------
(a) PIK ("Payment in Kind")--interest payment is made with additional securities.

(b) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.

(c)     Less than one tenth of a percent.

(d)     These warrants have no cost.

DM      Deutsche Mark

FF      French Franc

(pound) Pound Sterling

MainStay High Yield Corporate Bond Fund


Commitments and Contingencies. As of June 30, 1998, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                                       Unfunded
Borrower                                                              Commitment
-------                                                               ----------
Alliance Entertainment Corp. .............................            $1,271,553
Kronos International, Inc. ...............................             8,184,770
                                                                      ----------
                                                                      $9,456,323
                                                                      ==========

Financial Instruments with Concentration of Credit Risk. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation. The Fund may be considered to have a concentration of credit risk in the banking industry, since the Fund will only acquire Loan Participations if the Selling Participant and each Intermediate Participant is a financial institution.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides office and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $500 million. For the six months ended June 30, 1998 the Manager earned $11,304,515 and waived $818,071 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund on assets up to $500 million. To the extent that the Manager has voluntarily established a fee breakpoint, the Sub-Adviser has voluntarily agreed to do so proportionately.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

MainStay High Yield Corporate Bond Fund


The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $150,960 for the six months ended June 30, 1997. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $2,182,131 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $2,204,908.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $53,837 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $202,787 for the six months ended June 30, 1998.

Note 4--Federal Income Tax:

The Fund intends to elect, to the extent provided by the regulations, to treat $3,649,868 of qualifying capital losses that arose during the prior year as if they arose on January 1, 1998.

Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of U.S. Government securities, other than short-term securities, were $328,251 and $558,918, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $2,243,248 and $1,908,970, respectively.

Note 6--Capital Share Transactions (in 000's):

                                                                    Six months ended          Year ended
                                                                     June 30, 1998*        December 31, 1997
                                                                  --------------------    --------------------
                                                                   Class A     Class B     Class A     Class B
                                                                  --------    --------    --------    --------
Shares sold ...................................................     11,238      51,270      21,799     142,143
Shares issued in reinvestment of dividends and distributions ..        804       8,985       2,366      33,033
                                                                  --------    --------    --------    --------
                                                                    12,042      60,255      24,165     175,176
Shares redeemed ...............................................     (7,051)    (42,876)     (9,042)    (56,201)
                                                                  --------    --------    --------    --------
Net increase ..................................................      4,991      17,379      15,123     118,975
                                                                  ========    ========    ========    ========

----------
*    Unaudited.

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD CORPORATE            Maximum current income through investment in a                    MacKay Shields
BOND FUND(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                         MainStay High Yield Corporate Bond Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MAINSTAY(R) FUNDS


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay High Yield Corporate Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA09-08/98
[RECYCLED SYMBOL]

Table of Contents


President's Letter                                                             2

MainStay International Bond Fund Highlights                                    3

$10,000 Invested in the MainStay
International Bond Fund versus Salomon Brothers
Non-U.S. Dollar World Government Bond
Index--Class A & Class B Shares                                                4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Diversification by Country--Top 5                                              7

Quality Breakdown                                                              8

Returns & Lipper Rankings                                                     10

Top 10 Holdings                                                               11

10 Largest Purchases                                                          11

10 Largest Sales                                                              11

Portfolio of Investments                                                      12

Unaudited Financial Statements                                                15

Notes to Financial Statements                                                 19

The MainStay Funds                                                            26

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin
Stephen C. Roussin
July 1998


----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay International Bond Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o Difficulties in several Asian markets caused liquidity concerns, sending bond investors to other established markets.

o The dollar's strength against other major currencies, in particular Asian currencies, increased the importance of currency hedging for U.S. investors.

o With price and yield convergence within European Monetary Union countries, bond investors sought diversification in Sweden, Denmark, the United Kingdom, and the dollar bloc.

o Bonds in Japan, Australia, New Zealand, and several emerging markets underperformed, while European and other dollar-bloc bonds generally performed well.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o One-year total returns of 4.92% and 4.22% for Class A shares and Class B shares, respectively, excluding all sales charges, as of 6/30/98.

o The Fund invested primarily in Europe, seeking diversification both within and outside European Monetary Union countries.

o Canadian bonds contributed positively to the Fund's performance, while some South African, Mexican, and New Zealand bonds negatively impacted performance.

o Both share classes outperformed the average Lipper* international income fund, which returned 2.78% for the first half of 1998.


----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay International
Bond Fund versus Salomon Brothers Non-U.S.
Dollar World Government Bond Index


CLASS A SHARES SEC Returns: 1-Year 0.20%, since inception 8.41%

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                            Salomon Brothers
                            Non-U.S. Dollar                 MainStay
                            World Government                International
Period End                  Bond Index                      Bond Fund
--------------------------------------------------------------------------------
9/13/94                       $10,000                       $ 9,550
12/94                         $10,256                       $ 9,569
12/95                         $12,261                       $11,356
12/96                         $12,761                       $12,935
12/97                         $12,218                       $13,171
6/98                          $12,473                       $13,593

[GRAPHIC]  MainStay International Bond Fund

[GRAPHIC]  Salomon Brothers Non-U.S. Dollar
           World Government Bond Index*

CLASS B SHARES SEC Returns: 1-Year -0.78%, since inception 8.67%

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                            Salomon Brothers
                            Non-U.S. Dollar                 MainStay
                            World Government                International
Period End                  Bond Index                      Bond Fund
--------------------------------------------------------------------------------
9/13/94                       $10,000                        $10,000
12/94                         $10,256                        $10,020
12/95                         $12,261                        $11,819
12/96                         $12,761                        $13,371
12/97                         $12,218                        $13,255
6/98                          $12,473                        $13,637


----------
     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Returns reflect the Contingent Deferred Sales Charge (CDSC) of 2.0%, as it would apply for the period shown. (The $10,000 invested in the Salomon Brothers Non-U.S. Dollar World Government Bond Index begins on 8/31/94.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Salomon Brothers Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market.

Portfolio Management Discussion and Analysis

In the first six months of 1998, international bond markets were influenced by a number of factors. Liquidity concerns that grew out of relative weakness in the currencies of Japan, Taiwan, and other Asian countries spread to Russia, Latin America, South Africa, and other emerging markets. With economic setbacks in these regions, demand for their bonds declined, with investments flowing into Europe, the United States, and established dollar-bloc nations, such as Canada and Australia.

Advancements toward European Monetary Union (EMU) caused the bonds of participating nations to converge in price and yield, reducing opportunities for diversification and yield advantages in core European countries. As a result, the bonds of Sweden, Denmark, and the United Kingdom, which are not yet participating in EMU, became attractive diversification candidates.

Throughout the reporting period, the dollar strengthened against most major currencies, increasing the risk of unhedged positions for U.S. investors.

Given this context, how did the MainStay International Bond Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay International Bond Fund returned 3.20% and 2.89% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes outperformed the average Lipper* international income fund, which returned 2.78% for the first half of 1998.

What was the principal reason why the Fund outperformed its peers?

Late in 1997, we saw the difficulties in Japanese and other Asian markets and generally avoided their bonds. Instead, we concentrated the Fund's assets primarily in European countries including Italy, Sweden, France, and Germany, and dollar-bloc countries such as Canada. We generally avoided currency exposure during the first six months of 1998. Both decisions had a positive impact on the Fund's performance.

Where did the Fund invest in Europe?

The Fund had diversified exposure throughout Europe, with investments in most EMU countries. As prices, yields, and returns began to converge in these nations, however, the Fund sought diversification in bonds of non-EMU countries, including Sweden, Denmark, and the United Kingdom.

How did the Fund's European investments perform?

Generally, they performed well. Among the many EMU nations, France returned 5.0%, Germany 4.6%, and Austria 4.6%, all in local terms during the first half of the year. Outside the EMU, Sweden returned 7.4%, Denmark 5.2%, and the U.K. 5.9% in local terms for the same period.


Emerging markets
----------------
Countries with smaller or more recently established capital markets.

Dollar bloc
-----------
Major markets, including Canada, Australia, New Zealand, Hong Kong, and others, whose currencies are tied to the U.S. dollar and tend to move in the same general direction as the U.S. dollar relative to other currencies.

European Monetary Union
-----------------------
A proposed system that would allow participating European countries to operate with a common currency or monetary unit.


----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE


CLASS A SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                         Total Return %
-------------------------------------------------
12/94                                     0.20
12/95                                    18.68
12/96                                    13.90
12/97                                     1.83
6/98                                      3.20

Returns reflect the historical performance of the Class B shares for the period ended 12/31/94. See footnote * on page 10 for more information on performance.

See footnote * on page 10 for more information on performance.



CLASS B SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                         Total Return %
-------------------------------------------------
12/94                                     0.20
12/95                                    17.96
12/96                                    13.13
12/97                                     1.15
6/98                                      2.89

See footnote * on page 10 for more information on performance.


How did those returns translate into U.S. dollars?

The results varied, depending on the level of hedging the Fund employed in various countries. As the dollar strengthened against local currencies, the returns on some unhedged positions were negatively impacted, but the level of currency exposure wasn't a major factor in the Fund's overall performance.

What securities did you select for the Fund in Sweden?

The Fund bought 10-year Swedish government bonds for their attractive valuations and to add diversification to the Fund's


Hedging/currency management
---------------------------
The process of managing or "hedging" the risks associated with owning securities denominated in different currencies, the relative values of which may change at any time. There can be no assurance that currency hedging will be beneficial to investors.

Local currency terms
--------------------
Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

DIVERSIFICATION BY COUNTRY--TOP 5 AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Country                           Percentage
-------                           ----------
Germany                           18.1%
Canada                            12.4%
United Kingdom                    11.5%
Italy                             10.2%
Denmark                            7.7%
All Other                         40.1%

Actual percentages will vary over time.


holdings. During the reporting period the Swedish economy was strong, with low inflation and the central bank moving rates lower. As a result, the bonds were significant positive contributors to the Fund's performance.

What bonds appealed to you in Denmark?

We purchased Danish mortgage bonds for the Fund for their liquidity, higher yield potential, and quality. Unfortunately, the bonds we chose underperformed as interest rates declined. Even so, we think they have underlying value, and at the end of the first half of the year, we intend to continue to hold them in the Fund's portfolio.

In the United Kingdom, were there specific securities that appeared attractive?

We added to the Fund's position by buying bonds with shorter maturities, or as we like to say, at the front end of the yield curve. Although the U.K. has been raising interest rates, we believe that the nation is near the end of that phase of its economic cycle and that 5-year bonds will perform well in the coming months. The Fund also benefited from the performance of a sterling-denominated 10-year bond for Bayerische Landesbank Giro that we purchased in February 1997. The bond was up about 4.5% in local terms for the reporting period. Another U.K. bond that did well was a 20-year European Investment Bank issue that the Fund has owned for approximately one year. It was up 7.8% in local terms during the reporting period, and was sold to purchase a British Telecom 20-year issue during the first quarter of the year. The British Telecom bond returned 4.9% in local terms from purchase date through the end of the second quarter.

Were there other developments in Europe that were noteworthy?

Yes. As EMU convergence occurred, a high-yield bond market has emerged in Europe, giving lower-rated credits access to the public bond markets as an alternative to bank financing. Although the Fund doesn't invest primarily in high-yield securities, it did participate in one such issue late in the second quarter.


Inflation
---------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the local currency declines.

Front end of the yield curve
----------------------------
When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve. Yields on short-term securities with maturities of five years or less would appear on the left of such a graph and are sometimes referred to as the front end of the yield curve.

How did the Fund's dollar-bloc investments perform?

We liked the dollar bloc during the first six months of 1998 and had success with Canadian 30-year government bonds we purchased for the Fund in May. The bonds returned 2.8% in local terms through the end of the second quarter. Unfortunately, the Fund carried some currency exposure with that position, which reduced the positive effect on the Fund's performance.

Other dollar-bloc nations, including Australia and New Zealand, provided mixed results. While the "Asian contagion" negatively impacted demand for key commodities that both of these economies rely upon for exports, the primary forces behind the price action in bonds were excessive currency volatility caused by intense speculator activity and inconsistent comments on monetary policy by the Central Bank of New Zealand. We fully hedged the currency exposure on the Fund's New Zealand holdings, giving a positive aspect to negative performers, as the New Zealand dollar dropped about 10% versus the U.S. dollar. In local terms, the Fund's New Zealand holdings were down 2.2%.

In Australia, we sold the Fund's 3-year bonds to buy 10-year issues and capitalize on changes in the yield curve. The 10-year bonds outperformed the 3-year securities by 30 basis points as the yield curve flattened amid concerns that interest rates would move to quell currency speculation. Unfortunately, the gains from this trade were somewhat offset by the Fund's exposure to Australian dollars, which declined about 5% relative to the U.S. dollar in the first six months of 1998.

Did the Fund have other investments that did not perform well?

Yes. The Fund held about 2.5% of its assets in South African bonds that declined about 1.8% in local terms during the first six months of 1998. Although we had anticipated a decline in South African interest rates, when Asian difficulties raised the specter of deflation, just the

QUALITY BREAKDOWN AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Bond                                          Percentage
----                                          ----------
AAA                                           57.4%
AA                                            16.3%
A                                             11.8%
BBB                                            0.7%
BB                                             2.6%
B                                              1.8%
Government Agencies                            1.3%
Cash, Equivalents & Other Assets,
Less Liabilities                               8.1%

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's.

See the prospectus for details.


Basis point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

opposite occurred. Recognizing the problem, we sold the Fund's entire position during the second quarter. The sale was timely as rates have risen 300 basis points since the sale.

The Fund also purchased bonds of a Mexican company, Innova S de R.L. The company, which sells satellite dishes, has positive fundamentals, growing subscription rates, and is owned by major players in the broadcasting and telecommunications industries. Even so, the bonds declined about 1.9% in local terms, due to rising interest rates, a weakening peso, and softening demand for Mexican bonds.

What was the Fund's duration strategy during the reporting period?

We tried to keep the Fund's portfolio neutral, with a duration around five years. Within certain core European markets, the Fund maintained a somewhat longer duration, and in the U.K., Ireland, and Italy, we tended to stress shorter-term securities for the Fund.

What was the overall quality of the Fund's investment portfolio?

Although the Fund owned securities of various quality ratings, as of June 30, 1998, the overall quality of the securities in the Fund's investment portfolio was AA.+ Since the Fund invests primarily in government bonds in established markets, we anticipate that the quality of the portfolio will most likely remain in the AA range. Yet, when we see opportunities that we believe are attractive, we may purchase emerging-market or high-yield bonds for the Fund within the constraints outlined in the prospectus.

What is your outlook going forward?

We believe that Europe will continue to benefit from restructuring and movement toward monetary union. But this may also cause prices and yields to further converge within core European markets. As a result, bonds of EMU nations may become more of a commodity, which could increase the attractiveness of non-EMU nations. The latter countries may provide yield advantages or other attractive characteristics such as currency exchange rate opportunities.

As of the end of the first half of 1998, we saw little reason to consider Japanese bonds for the Fund's portfolio and remain somewhat shy of Asian issues, even though some markets may have fully discounted the economic problems. We continue to favor the dollar-bloc countries as well as the U.K. and will employ hedging selectively as we seek to identify opportunities in local currencies. Most importantly, the Fund continues to seek competitive overall return from a diversified portfolio of non-U.S., primarily government securities, with appropriate attention to the risk factors inherent in international investing.

Joseph Portera
Portfolio Manager
MacKay Shields Financial Corporation


Duration
--------
A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and, which takes into account interest payments as well as principal payments. Duration is a better gauge of interest rate sensitivity than average maturity alone.


----------
+ Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 6/30/98

=========================================================================================
Fund average annual total returns*
=========================================================================================
                           1 year                          Life of Fund through 6/30/98
   Class A                 4.92%                                         9.74%
   Class B                 4.22%                                         9.08%

=========================================================================================
Fund SEC returns*
=========================================================================================
                           1 year                          Life of Fund through 6/30/98
   Class A                 0.20%                                         8.41%
   Class B                 -0.78%                                        8.67%

=========================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
=========================================================================================
                           1 year                          Life of Fund through 6/30/98
   Class A                 17 out of                                 9 out of
                           54 funds                                 32 funds
   Class B                 22 out of                                 7 out of
                           54 funds                                 26 funds
   Average Lipper
   international
   income fund             3.67%                                     7.23%

=========================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
=========================================================================================

                         NAV 6/30/98                Income                Capital Gains
   Class A                 $10.12                 $0.3008                   $0.0000
   Class B                 $10.15                 $0.2600                   $0.0000


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering (9/13/94) through 6/30/98. The Fund's Class A shares were first offered to the public on 1/3/95.

Top 10 Holdings as of 6/30/98
==========================================================================================
 HOLDING                                                  COUNTRY                 AMOUNT
===========================================================================================
 United Kingdom Treasury Bonds, 7.25%, due 12/7/07        United Kingdom      $2,146,127
 Nykredit, Series ANN, 6.00%, due 10/1/26                 Denmark              1,403,212
 Canadian Government, Series J24, 10.25%, due 2/1/04      Canada               1,323,242
 Hydro-Quebec, 5.50%, due 5/15/03                         Canada               1,236,958
 Irish Government, 8.00%, due 10/18/00                    Ireland              1,163,040
 Treuhandanstalt, 7.50%, due 9/9/04                       Germany              1,141,046
 Kingdom of Denmark, 7.00%, due 11/15/07                  Denmark              1,123,870
 Bundesobligation, Series 123, 4.50%, due 5/17/02         Germany              1,006,841
 Bundesobligation, Series 117, 5.125%, due 11/21/00       Germany                934,184
 Ford Motor Credit Co., 5.25%, due 6/16/08                Germany                922,266

10 Largest Purchases for the six months ended 6/30/98
===========================================================================================
                                                                              AMOUNT
 SECURITY                                                 COUNTRY           OF PURCHASE
===========================================================================================
 United Kingdom Treasury Bonds,due 8/10/99 - 12/7/07      United Kingdom      $3,900,829
 Canadian Government, due 2/1/04 - 6/1/27                 Canada               3,684,716
 Australian Government, due 3/15/02 - 8/15/08             Australia            3,657,082
 Bundesobligation, due 11/21/00 - 1/4/28                  Germany              2,335,245
 Fannie Mae, due 9/26/00 - 8/15/07                        United Kingdom       2,079,701
 Swedish Government, due 5/5/00 - 5/5/08                  Sweden               1,586,286
 Nykredit, due 10/1/26                                    Denmark              1,387,290
 Hydro-Quebec, due 5/15/03                                Canada               1,252,499
 Irish Government, due 10/18/00                           Ireland              1,190,757
 Kingdom of Denmark, due 11/15/07                         Denmark              1,117,277

10 Largest Sales for the six months ended 6/30/98
===========================================================================================
                                                                                 AMOUNT
 SECURITY                                                 COUNTRY                OF SALE
===========================================================================================
 United Kingdom Treasury Bonds, due 8/10/99 - 9/27/13     United Kingdom      $4,529,521
 Australian Government, due 3/15/02 - 8/15/08             Australia            2,909,296
 Canadian Government, due 9/1/00 - 6/1/27                 Canada               2,788,701
 Republic of Deutschland, due 11/21/00 - 1/4/24           Germany              2,135,527
 Fannie Mae, due 9/26/00 - 6/20/02                        United Kingdom       1,999,419
 Swedish Government, due 5/5/00 - 5/5/08                  Sweden               1,929,128
 Kingdom of Denmark, due 11/15/01 - 12/15/04              Denmark              1,526,996
 United Mexican States, due 6/2/03 - 5/15/26              Canada               1,410,254
 International Bank of Reconstruction & Development,
     due 8/20/07 - 12/29/17                               New Zealand          1,137,502
 Province of Ontario, due 10/29/01 - 9/27/05              Canada               1,034,776

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay International Bond Fund

                                                Principal
                                                 Amount              Value
                                                ==========================
LONG-TERM BONDS (91.6%)+
CORPORATE BONDS (20.6%)

DENMARK (4.3%)
Nykredit
  Series ANN
  6.00%, due 10/1/26..............   DK         9,677,000       $1,403,212
                                                                ----------

EUROPEAN MONETARY UNION (1.7%)
European Investment Bank
  Series BR
  5.00%, due 4/15/08..............   ECU          520,000          572,357
                                                                ----------

GERMANY (5.3%)
Bayerische VBK New York
  4.50%, due 6/24/02..............   DM           895,000          497,159
Euronet Services Inc.
  Series DTCU
  (zero coupon), due 7/1/06
  12.375%, beginning 7/1/02.......                480,000          164,543
Ford Motor Credit Co.
  5.25%, due 6/16/08..............              1,670,000          922,266
Venezuela Synthetic Sovereign
  Investments Ltd.
  10.125%, due 12/29/03...........                260,000          145,125
                                                                ----------
                                                                 1,729,093
                                                                ----------

SWEDEN (3.0%)
Banque Nationale de Paris
  Medium-Term Notes Series E
  11.00%, due 11/4/99.............   SK         3,050,000          410,753
Stadshypotek AB
  Series 1553
  10.00%, due 12/20/00............              4,000,000          563,175
                                                                ----------
                                                                   973,928
                                                                ----------

UNITED KINGDOM (4.4%)
Bayerische Landesbank Giro
  7.875%, due 12/7/06.............(pound)         452,000          818,614
British Telecom PLC
  8.625%, due 3/26/20.............                300,000          632,280
                                                                ----------
                                                                 1,450,894
                                                                ----------

UNITED STATES (1.9%)
Banco Hipotecario S.A.
  10.00%, due 4/17/03 (c).........   $            175,000          172,812
Conproca S.A.
  12.00%, due 6/16/10 (c).........                313,000          317,695


                                                Principal
                                                 Amount              Value
                                                ==========================
UNITED STATES (Continued)
Petroleos Mexicanos
  6.688%, due 3/8/99 (b)..........   $            150,000          150,000
                                                                ----------
                                                                   640,507
                                                                ----------
Total Corporate Bonds
  (Cost $6,789,565)...............                               6,769,991
                                                                ----------

GOVERNMENTS & FEDERAL AGENCIES (70.2%)

ARGENTINA (0.7%)
Argentina Bocon Previs
  Series Pre-1
  2.996%, due 4/1/01 (b)..........   AP           247,739          222,485
                                                                ----------

AUSTRALIA (4.2%)
Australian Government
  Series 808
  8.75%, due 8/15/08..............   A$           370,000          284,711
  Series 1007
  10.00%, due 10/15/07............                823,000          671,610
Fannie Mae
  6.375%, due 8/15/07.............                674,000          430,765
                                                                ----------
                                                                 1,387,086
                                                                ----------

CANADA (12.4%)
Alberta Government Telephone
  Series UB
  9.60%, due 7/7/98...............   C$           650,000          443,340
Canadian Government
  Series VW17
  8.00%, due 6/1/27...............                331,000          306,105
  Series J24
  10.25%, due 2/1/04..............              1,578,000        1,323,242
Hydro-Quebec
  5.50%, due 5/15/03..............              1,819,000        1,236,958
Province of Quebec
  7.75%, due 3/30/06..............                975,000          750,148
                                                                ----------
                                                                 4,059,793
                                                                ----------

DENMARK (3.4%)
Kingdom of Denmark
  7.00%, due 11/15/07.............   DK         6,712,000        1,123,870
                                                                ----------

FRANCE (6.3%)
France Obligations Assimilables
  du Tresor
  5.25%, due 4/25/08..............   FF         1,690,000          288,290
  7.50%, due 4/25/05..............              3,252,000          626,839

----------
+    Percentages indicated are based on Fund net assets.
*    Investments are grouped by currency denomination.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments* June 30, 1998 unaudited

                                                Principal
                                                 Amount              Value
                                                ==========================
GOVERNMENTS & FEDERAL AGENCIES (Continued)

FRANCE  (Continued)
France Obligations Assimilables
  du Tresor
  8.50%, due 3/28/00 - 12/26/12...   FF         6,110,000       $1,148,972
                                                                ----------
                                                                 2,064,101
                                                                ----------

GERMANY (12.8%)
Bundesobligation
  Series 123
  4.50%, due 5/17/02 (a)..........   DM         1,805,000        1,006,841
  Series 117
  5.125%, due 11/21/00............              1,648,000          934,184
Republic of Deutschland
  Series 98
  5.625%, due 1/4/28..............                627,000          360,562
  Series 95
  7.375%, due 1/3/05..............              1,212,000          773,718
Treuhandanstalt
  7.50%, due 9/9/04...............              1,784,000        1,141,046
                                                                ----------
                                                                 4,216,351
                                                                ----------

IRELAND (3.5%)
Irish Government
  8.00%, due 10/18/00.............   IP           780,000        1,163,040
                                                                ----------

ITALY (10.2%)
Buoni Poliennali del Tesoro
  6.50%, due 11/1/27..............   IL       795,000,000          509,539
  8.50%, due 1/1/04...............            890,000,000          590,159
  9.50%, due 2/1/01...............            950,000,000          598,975
  10.50%, due 7/15/00.............          1,325,000,000          831,464
  12.00%, due 5/1/02..............          1,190,000,000          839,140
                                                                ----------
                                                                 3,369,277
                                                                ----------

NORWAY (2.0%)
Norwegian Government
  6.75%, due 1/15/07..............   NK         4,570,000          642,900
                                                                ----------

SPAIN (3.8%)
Spanish Government
  7.35%, due 3/31/07..............   SP        30,180,000          230,150
  8.30%, due 12/15/98.............              4,000,000           26,567
  10.25%, due 11/30/98............             15,850,000          105,903
  10.50%, due 10/30/03............             66,300,000          550,672
  11.30%, due 1/15/02.............             41,490,000          330,473
                                                                ----------
                                                                 1,243,765
                                                                ----------

                                                Principal
                                                 Amount              Value
                                                ==========================
SWEDEN (3.1%)
Swedish Government
  Series 1036
  10.25%, due 5/5/00..............   SK         2,300,000          318,300
  Series 1030
  13.00%, due 6/15/01.............              4,500,000          695,986
                                                                ----------
                                                                 1,014,286
                                                                ----------

UNITED KINGDOM (7.1%)
United Kingdom Treasury Bonds
  7.25%, due 12/7/07..............(pound)       1,168,000        2,146,127
  8.00%, due 12/7/00..............                110,000          187,866
                                                                ----------
                                                                 2,333,993
                                                                ----------

UNITED STATES (0.7%)
Republic of Panama
  8.875%, due 9/30/27.............   $            233,000          219,602
                                                                ----------
Total Governments & Federal Agencies
  (Cost $23,414,361)..............                              23,060,549
                                                                ----------

YANKEE BONDS (0.8%)

UNITED STATES (0.8%)
Innova S de R.L.
  12.875%, due 4/1/07.............   $            260,000          265,200
                                                                ----------
Total Yankee Bonds
  (Cost $284,050).................                                 265,200
                                                                ----------
Total Long-Term Bonds
  (Cost $30,487,976)..............                              30,095,740
                                                                ----------

SHORT-TERM INVESTMENTS (1.6%)
COMMERCIAL PAPER (0.9%)


UNITED STATES (0.9%)
Goldman Sachs Group L.P. (The)
  6.25%, due 7/1/98...............   $            300,000          300,000
                                                                ----------
Total Commercial Paper
  (Cost $300,000).................                                 300,000
                                                                ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

                                                Principal
                                                 Amount              Value
                                                ==========================
CORPORATE BONDS (0.4%)

UNITED STATES (0.4%)
Nacional Financiera S.N.C.
  6.688%, due 3/15/99 (b).........   $            125,000      $   125,000
                                                               -----------
Total Corporate Bonds
  (Cost $125,100).................                                 125,000
                                                               -----------

GOVERNMENT BONDS (0.3%)

AUSTRALIA (0.3%)
Treasury Corp. Victoria
  Series 1098
  12.00%, due 10/22/98............   A$           165,000          104,263
                                                               -----------
Total Government Bonds
  (Cost $123,064).................                                 104,263
                                                               -----------
Total Short-Term Investments
  (Cost $548,164).................                                 529,263
                                                               -----------
Total Investments
  (Cost $31,036,140) (d)..........                   93.2%      30,625,003(e)
Cash and Other Assets,
  Less Liabilities................                    6.8        2,237,758
                                                  -------      ------------
Net Assets........................                  100.0%     $32,862,761
                                                  =======      ===========


----------
(a)  Segregated as collateral for forward foreign currency contracts.
(b)  Floating rate. Rate shown is the rate in effect at June 30, 1998.
(c)  May be sold to institutional investors only.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At June 30, 1998 net unrealized depreciation for securities was $411,137, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $315,781 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $726,918.
(f)  The following abbreviations are used in the above portfolio:
     AP --Argentine Peso
     A$ --Australian Dollar
     C$ --Canadian Dollar
     DK --Danish Krone
     DM --Deutsche Mark
     ECU --European Currency Unit
     FF --French Franc
     IP --Irish Punt
     IL --Italian Lira
     NK --Norwegian Krone
     (pound) --Pound Sterling
     SP --Spanish Peseta
     SK --Swedish Krona
     $  --U.S. Dollar


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $31,036,140) ..................................................    $30,625,003
Cash denominated in foreign currencies (identified cost $1,394,968) ...............................................      1,388,227
Receivables:
  Investment securities sold ......................................................................................      1,011,326
  Interest ........................................................................................................        767,430
  Fund shares sold ................................................................................................         67,400
Unrealized appreciation on forward foreign currency contracts .....................................................        282,989
Unamortized organization expense ..................................................................................         11,993
                                                                                                                       -----------
   Total assets ...................................................................................................     34,154,368
                                                                                                                       -----------
LIABILITIES:
Payables:
  Investment securities purchased .................................................................................        776,959
  Fund shares redeemed ............................................................................................        105,605
  Custodian .......................................................................................................         19,028
  NYLIFE Distributors .............................................................................................         18,586
  MainStay Management .............................................................................................         12,176
  Transfer agent ..................................................................................................          7,441
  Trustees ........................................................................................................            206
Accrued expenses ..................................................................................................         49,030
Dividend payable ..................................................................................................        138,666
Unrealized depreciation on forward foreign currency contracts .....................................................        163,910
                                                                                                                       -----------
   Total liabilities ..............................................................................................      1,291,607
                                                                                                                       -----------
Net assets ........................................................................................................    $32,862,761
                                                                                                                       ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A .........................................................................................................    $    14,027
  Class B .........................................................................................................         18,395
Additional paid-in capital ........................................................................................     33,453,124
Accumulated undistributed net investment income ...................................................................         15,073
Accumulated undistributed net realized gain on investments ........................................................        250,810
Accumulated net realized loss on foreign currency transactions ....................................................       (580,517)
Net unrealized depreciation on investments ........................................................................       (411,137)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies
  and forward foreign currency contracts ..........................................................................        102,986
                                                                                                                       -----------
Net assets ........................................................................................................    $32,862,761
                                                                                                                       ===========
CLASS A
Net assets applicable to outstanding shares .......................................................................    $14,199,789
                                                                                                                       ===========
Shares of beneficial interest outstanding .........................................................................      1,402,739
                                                                                                                       ===========
Net asset value per share outstanding .............................................................................    $     10.12
Maximum sales charge (4.50% of offering price) ....................................................................           0.48
                                                                                                                       -----------
Maximum offering price per share outstanding ......................................................................    $     10.60
                                                                                                                       ===========
CLASS B
Net assets applicable to outstanding shares .......................................................................    $18,662,972
                                                                                                                       ===========
Shares of beneficial interest outstanding .........................................................................      1,839,474
                                                                                                                       ===========
Net asset value and offering price per share outstanding ..........................................................    $     10.15
                                                                                                                       ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Interest ..........................................................................................................   $1,181,978
                                                                                                                        ----------
Expenses:
  Management ........................................................................................................      116,841
  Distribution--Class B .............................................................................................       73,921
  Transfer agent ....................................................................................................       52,281
  Shareholder communication .........................................................................................       31,270
  Service--Class B ..................................................................................................       24,614
  Custodian .........................................................................................................       19,422
  Professional ......................................................................................................       17,964
  Service--Class A ..................................................................................................       17,115
  Registration ......................................................................................................       16,123
  Recordkeeping .....................................................................................................        7,498
  Amortization of organization expense ..............................................................................        4,945
  Trustees ..........................................................................................................          429
  Miscellaneous .....................................................................................................        4,683
                                                                                                                        ----------
   Total expenses before waiver .....................................................................................      387,106
Fees waived by Manager ..............................................................................................      (50,075)
                                                                                                                        ----------
   Net expenses .....................................................................................................      337,031
                                                                                                                        ----------
Net investment income ...............................................................................................      844,947
                                                                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions .............................................................................................      245,364
  Foreign currency transactions .....................................................................................     (580,517)
                                                                                                                        ----------
Net realized loss on investments and foreign currency transactions ..................................................     (335,153)
                                                                                                                        ----------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions .............................................................................................      373,940
  Translation of other assets and liabilities in foreign currencies and forward foreign currency contracts ..........      109,005
                                                                                                                        ----------
Net unrealized gain on investments and foreign currency transactions ................................................      482,945
                                                                                                                        ----------
Net realized and unrealized gain on investments and foreign currency transactions ...................................      147,792
                                                                                                                        ----------
Net increase in net assets resulting from operations ................................................................   $  992,739
                                                                                                                        ==========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                         Six months
                                                                                                           ended         Year ended
                                                                                                          June 30,      December 31,
                                                                                                            1998*           1997
                                                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income ............................................................................   $   844,947    $ 1,591,078
  Net realized gain on investments .................................................................       245,364        871,829
  Net realized gain (loss) on foreign currency transactions ........................................      (580,517)       736,097
  Net change in unrealized appreciation (depreciation) on investments ..............................       373,940     (2,552,852)
  Net change in unrealized appreciation (depreciation) on translation of other assets and
   liabilities in foreign currencies and forward foreign currency contracts ........................       109,005       (143,251)
                                                                                                       -----------    -----------
  Net increase in net assets resulting from operations .............................................       992,739        502,901
                                                                                                       -----------    -----------
Dividends and distributions to shareholders:
  From net investment income and net realized gain on foreign currency transactions:
   Class A .........................................................................................      (409,841)      (844,072)
   Class B .........................................................................................      (500,326)    (1,366,130)
  From net realized gain on investments:
   Class A .........................................................................................            --       (327,237)
   Class B .........................................................................................            --       (559,408)
                                                                                                       -----------    -----------
     Total dividends and distributions to shareholders .............................................      (910,167)    (3,096,847)
                                                                                                       -----------    -----------
Capital share transactions:
Net proceeds from sale of shares:
   Class A .........................................................................................     2,702,248      2,078,813
   Class B .........................................................................................     1,679,308      7,769,493
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
   Class A .........................................................................................       100,623        519,949
   Class B .........................................................................................       356,400      1,648,318
                                                                                                       -----------    -----------
                                                                                                         4,838,579     12,016,573
  Cost of shares redeemed:
   Class A .........................................................................................      (876,831)    (1,345,653)
   Class B .........................................................................................    (4,314,911)    (5,928,756)
                                                                                                       -----------    -----------
     Increase (decrease) in net assets derived from capital share transactions .....................      (353,163)     4,742,164
                                                                                                       -----------    -----------
     Net increase (decrease) in net assets .........................................................      (270,591)     2,148,218
NET ASSETS:
Beginning of period ................................................................................    33,133,352     30,985,134
                                                                                                       -----------    -----------
End of period ......................................................................................   $32,862,761    $33,133,352
                                                                                                       ===========    ===========
Accumulated undistributed net investment income at end of period ...................................   $    15,073    $    80,293
                                                                                                       ===========    ===========

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios




                                     Class A         Class B         Class A        Class B        Class A        Class B
                                     -------         -------         -------        -------        -------        -------
                                         Six months ended                  Year ended                    Year ended
                                          June 30, 1998*               December 31, 1997              December 31, 1996
                                     -----------------------         ----------------------        ----------------------
Net asset value at
  beginning of period .........       $10.10          $10.12          $10.95         $10.98         $10.43         $10.45
                                      ------          ------          ------         ------         ------         ------
Net investment income .........         0.28            0.24            0.80           0.74           0.72           0.64
Net realized and
  unrealized gain (loss)
  on investments ..............         0.17            0.21           (0.94)         (0.96)          0.27           0.27
Net realized and
  unrealized gain (loss) on
  foreign currency
  transactions ................        (0.13)          (0.16)           0.33           0.34           0.41           0.42
                                      ------          ------          ------         ------         ------         ------
Total from investment
  operations ..................         0.32            0.29            0.19           0.12           1.40           1.33
                                      ------          ------          ------         ------         ------         ------
Less dividends and
  distributions:
From net investment
  income and net realized
  gain on foreign
  currency transactions .......        (0.30)          (0.26)          (0.76)         (0.70)         (0.73)         (0.65)
From net realized gain
  on investments ..............           --              --           (0.28)         (0.28)         (0.15)         (0.15)
In excess of net realized
  gain on investments and
  foreign currency
  transactions ................           --              --              --             --             --             --
                                      ------          ------          ------         ------         ------         ------
Total dividends and
  distributions ...............        (0.30)          (0.26)          (1.04)         (0.98)         (0.88)         (0.80)
                                      ------          ------          ------         ------         ------         ------
Net asset value at
  end of period ...............       $10.12          $10.15          $10.10         $10.12         $10.95         $10.98
                                      ======          ======          ======         ======         ======         ======
Total investment return (a) ...         3.20%           2.89%           1.83%          1.15%         13.90%         13.13%
Ratios (to average
 net assets)/
 Supplemental Data:
   Net investment income ......         5.50%+          4.75%+          5.35%          4.69%           5.4%           4.8%
   Net expenses ...............         1.58%+          2.33%+          1.56%          2.22%           1.5%           2.1%
   Expenses (before waiver) ...         1.88%+          2.63%+          1.86%          2.52%           1.8%           2.4%
Portfolio turnover rate .......          112%            112%            179%           179%            59%            59%
Net assets at end of
  period (in 000's) ...........      $14,200         $18,663         $12,263        $20,870        $11,965        $19,020

                                                                  Class B
                                                              ---------------
                                     Class A        Class B   September 13,**
                                     -------        -------       through
                                           Year ended            December 31,
                                         December 31, 1995          1994
                                     ----------------------   ---------------
Net asset value at
  beginning of period .........        $9.90          $9.90         $10.00
                                      ------         ------         ------
Net investment income .........         1.15           1.06           0.12
Net realized and
  unrealized gain (loss)
  on investments ..............         0.59           0.61          (0.08)
Net realized and
  unrealized gain (loss) on
  foreign currency
  transactions ................         0.07           0.07          (0.02)
                                      ------         ------         ------
Total from investment
  operations ..................         1.81           1.74           0.02
                                      ------         ------         ------
Less dividends and
  distributions:
From net investment
  income and net realized
  gain on foreign
  currency
  transactions ................        (0.61)         (0.56)         (0.12)
From net realized gain
  on investments ..............        (0.28)         (0.28)            --
In excess of net realized
  gain on investments and
  foreign currency transactions        (0.39)         (0.35)            --
                                      ------         ------         ------
Total dividends and
  distributions ...............        (1.28)         (1.19)         (0.12)
                                      ------         ------         ------
Net asset value at
  end of period ...............       $10.43         $10.45          $9.90
                                      ======         ======         ======
Total investment return (a) ...        18.68%         17.96%          0.20%
Ratios (to average
 net assets)/
 Supplemental Data:
   Net investment income ......          5.6%           4.9%           4.8%+
   Net expenses ...............          1.5%           2.2%           2.8%+
   Expenses (before waiver) ...          1.8%           2.5%           3.1%+
Portfolio turnover rate .......          103%           103%             4%
Net assets at end of
  period (in 000's) ...........      $11,494        $13,212        $17,155


----------
*    Unaudited.
**   Commencement of Operations.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio consisting of non-U.S. (primarily government) debt securities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees.

MainStay International Bond Fund


Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at June 30, 1998:

                                                                              Contract           Contract             Unrealized
                                                                               Amount             Amount             Appreciation/
                                                                                Sold             Purchased          (Depreciation)
                                                                         -----------------   -----------------       --------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring 7/6/98 ...................   A$      1,745,000   $       1,140,794       $     60,017
Australian Dollar vs. U.S. Dollar, expiring 7/6/98 - 7/10/98 .........   A$      1,803,420   $       1,068,289            (48,736)
Canadian Dollar vs. U.S. Dollar, expiring 7/22/98 ....................   C$      1,615,000   $       1,099,837              1,078
Danish Krone vs. Deutsche Mark, expiring 9/22/98 .....................   DK     12,300,000   DM      3,225,130                724
Deutsche Mark vs. French Franc, expiring 8/18/98 .....................   DM      2,981,995   FF     10,000,000              1,932
Deutsche Mark vs. Irish Punt, expiring 7/1/98 ........................   DM        269,428   IP        107,000                (14)
Deutsche Mark vs. Pound Sterling, expiring 7/1/98 ....................   DM     11,442,691   (pound) 3,888,980            149,326
Deutsche Mark vs. Spanish Peseta, expiring 7/14/98 ...................   DM        433,186   SP     36,800,000                283
Deutsche Mark vs. Swiss Franc, expiring 9/29/98 ......................   DM        407,249   CF        340,000               (646)
Deutsche Mark vs. U.S. Dollar, expiring 7/24/98 ......................   DM      8,257,792   $       4,619,337             37,427
Irish Punt vs. Deutsche Mark, expiring 7/1/98 ........................   IP        107,000   DM        269,201               (112)
New Zealand Dollar vs. U.S. Dollar, expiring 7/13/98 .................   N$        749,463   $         369,560            (19,139)

                                                                              Contract           Contract             Unrealized
                                                                               Amount             Amount             Appreciation/
                                                                                Sold             Purchased          (Depreciation)
                                                                         -----------------   -----------------       --------------
Foreign Currency Sale Contracts
-------------------------------
Norwegian Krone vs. Deutsche Mark, expiring 9/14/98...................   NK      5,126,550   DM      1,214,391       $      6,641
Pound Sterling vs. Deutsche Mark, expiring 7/1/98 - 9/30/98...........   (pound) 4,120,180   DM     12,268,748            (73,322)
Swedish Krona vs. Deutsche Mark, expiring 8/11/98.....................   SK      2,625,000   DM        609,586              8,876
Swedish Krona vs. Deutsche Mark, expiring 8/11/98.....................   SK      8,000,000   DM      1,805,910             (1,764)

                                                                         Contract              Contract
                                                                          Amount                Amount
                                                                         Purchased              Sold
                                                                    ----------------------   ----------------
Foreign Currency Buy Contracts
------------------------------
Australian Dollar vs. U.S. Dollar, expiring 7/6/98............      A$             502,400   $         309,152              2,013
Australian Dollar vs. U.S. Dollar, expiring 7/6/98............      A$           1,313,100   $         833,359            (20,082)
Canadian Dollar vs. U.S. Dollar, expiring 7/22/98.............      C$             408,300   $         277,880                (95)
New Zealand Dollar vs. U.S. Dollar, expiring 7/13/98..........      N$             749,463   $         374,027             14,672
                                                                                                                      -----------
Net unrealized appreciation on forward foreign currency contracts                                                     $   119,079
                                                                                                                      ===========

Organization Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $54,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The

MainStay International Bond Fund


investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. The Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains.

Foreign currency held at June 30, 1998:

                    Currency                                             Cost                      Value
-----------------------------------------------------                 ----------                -----------
Danish Krone                  DK                  170                 $       25                $       25
Deutsche Mark                 DM            2,271,490                  1,265,573                 1,258,445
European Currency Unit        ECU                   7                          7                         7
French Franc                  FF                  381                         64                        63
Italian Lira                  IL           97,481,793                     55,468                    54,882
Norwegian Krone               NK                3,560                        466                       464
South African Rand            ZAR               5,662                      1,108                       961
Spanish Peseta                SP                3,858                         26                        25
Swedish Krona                 SK              585,000                     72,231                    73,355
                                                                      ----------                ----------
                                                                      $1,394,968                $1,388,227
                                                                      ==========                ==========

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.70%. The Manager has agreed to waive a portion of its fee, 0.30% of the average daily net assets of the Fund, until such time as the Fund reaches $50 million in net assets. For the six months ended June 30, 1998, the Manager earned $116,841 and waived $50,075 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.45% of the average daily net assets of the Fund. The Sub-Adviser has voluntarily agreed to waive a portion of its fee until such time as the Fund reaches $50 million in net assets.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

MainStay International Bond Fund


Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $1,525 for the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $18,050 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $53,861.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, NYLIFE Distributors beneficially held Class A shares of the Fund with a net asset value of $7,801,709, which represents 54.9% of the net assets of Class A shares at period end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $478 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $7,498 for the six months ended June 30, 1998.

Note 4--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $35,478 and $34,275, respectively.

Note 5--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at June 30, 1998.

Note 6--Capital Share Transactions (in 000's):

                                                                                    Six months ended              Year ended
                                                                                     June 30, 1998*             December 31, 1997
                                                                                  ---------------------       ----------------------
                                                                                  Class A       Class B       Class A       Class B
                                                                                  -------       -------       -------       -------
Shares sold ................................................................          265           164           196           726
Shares issued in reinvestment of dividends and distributions ...............           10            35            50           158
                                                                                     ----          ----          ----          ----
                                                                                      275           199           246           884
Shares redeemed ............................................................          (86)         (422)         (125)         (555)
                                                                                     ----          ----          ----          ----
Net increase (decrease) ....................................................          189          (223)          121           329
                                                                                     ====          ====          ====          ====

----------
*    Unaudited.

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------


----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.
(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.
(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BOND FUND(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S.(primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.
(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.
(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.
(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                MainStay International Bond Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MainStay(R) Funds


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MainStay(R) Funds


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay International Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA10-08/98
[GRAPHIC]

Table of Contents

President's Letter                                                             2

MainStay Money Market Fund Highlights                                          3

Portfolio Management Discussion and Analysis                                   4

Yields & Lipper Rankings                                                       7

Portfolio of Investments                                                       8

Unaudited Financial Statements                                                10

Notes to Financial Statements                                                 14

The MainStay Funds                                                            18

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.


Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/STEPHEN C. ROUSSIN

Stephen C. Roussin
July 1998

----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.


--------------------------------------------------------------------------------

MainStay Money Market Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o Domestic bonds and money markets were influenced by Asian economic contractions, a solid U.S. economy, and relatively tame inflation during the first six months of 1998.

o During the reporting period, the money market yield curve was flat and exhibited low volatility.

o During the first half of the year, the average money market fund remained within a narrow range of 55 to 60 days to maturity.

o Treasury bills were relatively expensive throughout the reporting period, moving opportunities into other segments of the money market.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o For the 7-day period ended 6/30/98, the MainStay Money Market Fund provided an effective yield of 5.08% and a current yield of 4.96% for both Class A shares and Class B shares.

o The Fund stayed within 50 to 60 days to maturity throughout the first six months of 1998.

o The Fund avoided Treasury securities in favor of commercial paper, floating-rate notes, CDs, Yankee obligations, and asset-backed securities.

o    The Fund owned only top-tier securities throughout the reporting period.

o Both share classes outperformed the average Lipper* money market fund, which returned 2.42% for the six months ended 6/30/98.

----------
* See footnote and table on page 7 for more information on Lipper Analytical Services, Inc.

Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Yield curve
-----------

When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

Average maturity
----------------

Maturity is the termination date of an obligation or the length of time an income security is required to pay interest. Average maturity reflects the average of the maturities of all fixed-income securities in a portfolio.


Portfolio Management Discussion and Analysis

During the first half of 1998, domestic bonds and money markets were largely influenced by world events. Economic contractions in Asian markets, including Japan, caused difficulties in markets from Latin America to Russia and China. One positive outcome has been relatively tame inflation, keeping the Federal Reserve from adjusting domestic interest rates. As a result, interest rates in general have remained within a relatively narrow range.

With a yield curve that was virtually flat, there were few advantages to changing average maturity. The average money market fund stayed within a range of 55 to 60 days to maturity throughout the first half of the year. With the flight to quality surrounding the Asian difficulties and reduced federal issuance, Treasury bills became somewhat expensive, shifting opportunities to other market sectors.

Given this context, how did the MainStay Money Market Fund perform in the first six months of 1998?

For the 7-day period ended 6/30/98, the MainStay Money Market Fund provided an effective yield of 5.08% and a current yield of 4.96% for both Class A shares and Class B shares. For the one-year period, Class A and Class B shares outperformed the average Lipper* money market fund, and Class B shares outperformed the average Lipper peer fund over the 5- and 10-year periods ended 6/30/98.

What accounted for the Fund's above-average performance?

In an environment where the yield curve remained steady and relatively flat, there was little opportunity to add value by extending maturities. We also believed that Treasury bills were severely overpriced and avoided them in the portfolio. Instead, we looked for securities that offered yield advantages without taking on substantial risk. We focused on domestic and Yankee issues, corporate and asset-backed commercial paper, and floating-rate notes. Each of these sectors contributed to the Fund's above-average performance.

Did the Fund own any Asian securities?

No. We saw the problems in Asia and avoided their securities entirely. We did, however, invest the Fund's assets in a number of international securities, primarily Yankee issues of banks and insurance companies. In a low interest rate environment, we felt financial firms would do well--and their securities showed strong performance throughout the reporting period. We selected credits that were rated AA+ or better, and the Fund focused on issuers we felt had minimal Asian exposure.

Did the Fund face any currency risk?

No. Yankee issues are denominated in dollars, so there's no currency risk.

----------
* See footnote and table on page 7 for more information on Lipper Analytical Services, Inc.

+ Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Are there any advantages to global diversification?

By diversifying with strong European issuers, we were able to expand the Fund's horizons beyond domestic securities without increasing its risk. We believe that diversification is an effective way of seeking to manage risk, so we believe investors may benefit from global diversification, as long as the quality remains high.

Was the Fund heavily invested in commercial paper?

A significant portion of the Fund's assets were invested in commercial paper, including direct issues by corporations--and asset-backed issues with high credit quality, strong cash flows backed by collateral, and highly rated credit enhancement. Commercial paper contributed positively to the Fund's performance.

Were there other sectors in which the Fund invested?

Yes, the Fund purchased some one-year floating-rate notes that we believed were inexpensively priced relative to commercial paper. The notes helped the Fund's performance and gave us a good way to manage the Fund's average maturity.

Did the Fund invest in callable CDs or other esoteric securities?

While the Fund has utilized those securities in the past, they offered few advantages to issuers or investors during this relatively calm period in the money markets. The Fund invested primarily in simpler "plain vanilla" securities that offered greater liquidity. That decision was positive for the Fund's overall performance.

How do you seek to manage risk in the money market portfolio?

One way is through careful credit analysis. In addition to seeing what the rating agencies have to say, we watch the performance of corporate issuers in the stock market. If a stock falters, we use it as a trigger to sell debt securities held by the Fund if the outlook for the issuer is questionable. We believe that the stock market can discount new information much faster than rating agencies can reflect it.

The Fund also focuses on securities in the highest rating categories. During the reporting period, the Fund did not invest in second-tier issues or split-rated issues, and, in fact, the lowest rating on any security the portfolio owned was A1/P1,++ which is very high.

What is your outlook going forward?

Looking ahead, we believe that Asian turmoil, inflation expectations, and reactions to reduced Treasury financing have been almost fully priced into the market. So we're taking a relatively neutral stand. While we remain bullish over the long term, we believe unusual movements in the yield curve and other minor market fluctuations may present the most obvious


Flight to quality
-----------------

When investors in general move to improve the credit quality of the securities they own, either because of credit concerns or a lack of yield advantages among lower-rated securities.


Yankee issues
-------------

Dollar-denominated securities issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

----------
++ A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Issuers rated Prime-1 by Moody's Investors Service, Inc. have a superior ability for repayment of senior short-term debt obligations.

Asset-backed securities
-----------------------

Securities backed by loan paper or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

Split-rated issues
------------------

Securities rated top tier by one credit rating agency and second tier by another.


opportunities in the next couple of months. Whatever happens, the Fund will continue to seek high-quality securities that may provide a high level of current income consistent with preservation of capital and liquidity.


Ed Munshower
Claude Athaide
Portfolio Managers
MacKay Shields Financial Corporation


Past performance is no guarantee of future results.

Yields & Lipper Rankings as of 6/30/98

==========================================================================================================================
Fund SEC yields*
==========================================================================================================================
                                    7-day effective yield                      7-day current yield
   Class A                                  5.08%                                     4.96%
   Class B                                  5.08%                                     4.96%

==========================================================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
==========================================================================================================================
                                                                                                      Life of Fund
                                 1 year                5 years              10 years                 through 6/30/98
   Class A                       127 out of             n/a                   n/a                      99 out of
                                 298 funds                                                            230 funds
   Class B                       127 out of             78 out of            51 out of                 45 out of
                                 298 funds             190 funds            120 funds                 100 funds
   Average Lipper
   money market
   fund                          4.96%                 4.54%                5.34%                      5.46%

----------
* Past performance is no guarantee of future results. Investments in the MainStay Money Market Fund are neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Investment return and principal value may fluctuate so that upon redemption, shares may be worth more or less than their original cost. The 7-day current yield reflects certain fee waivers and/or expense limitations, without which this performance figure would have been 4.69%. The current yield is based on the 7-day period ending 6/30/98. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund return is from the period of the Class B shares' initial offering (5/1/86) through 6/30/98. The Fund's Class A shares were first offered to the public on 1/3/95.

MainStay Money Market Fund

                                                     Principal        Amortized
                                                      Amount            Cost
                                                   =============================
SHORT-TERM INVESTMENTS (100.3%)+

ASSET-BACKED SECURITY (1.5%)
Green Tree Financial Corp.
  Series 98-2 Class A1
  5.67%, due 4/1/99 (c) .......................... $ 6,807,809       $ 6,807,809
                                                                     -----------

CERTIFICATES OF DEPOSIT (6.4%)
Bayerische Landesbank Girozentrale
  5.53%, due 3/23/99 (b)(c) ......................   9,000,000         8,994,924
Bayerische Vereinsbank AG
  5.74%, due 9/4/98 (b)(c) .......................  13,000,000        13,000,000
Deutsche Bank AG
  5.94%, due 9/15/98 (c) .........................   3,000,000         3,000,942
Westdeutsche Landesbank
  Girozentrale
  5.78%, due 7/31/98 (c) .........................   4,000,000         3,999,980
                                                                     -----------
                                                                      28,995,846
                                                                     -----------

COMMERCIAL PAPER (86.5%)
Abbey National North America
  6.10%, due 7/2/98 ..............................    1,000,000          999,831
Allianz of America Finance Corp.
  5.53%, due 8/7/98 (a) ..........................    9,950,000        9,893,448
Associates Corp. of North America
  5.52%, due 8/24/98 .............................    8,000,000        7,933,760
Associates First Capital Corp.
  5.53%, due 8/3/98 ..............................   10,000,000        9,949,308
Banca CRT Financial Corp.
  5.54%, due 9/1/98 ..............................    6,000,000        5,942,753
  5.55%, due 8/6/98 ..............................    4,000,000        3,977,800
  5.60%, due 8/19/98 .............................    5,000,000        4,961,889
Banco Bradesco S.A., Grand Cayman
  Series A
  5.54%, due 11/19/98 ............................    8,640,000        8,452,526
Banco Santander Puerto Rico
  5.51%, due 7/13/98 .............................    6,000,000        5,988,980
  5.62%, due 7/27/98 .............................    2,240,000        2,230,908
BankAmerica Corp.
  5.33%, due 10/5/98 .............................   15,500,000       15,279,890
BCI Funding Corp.
  5.50%, due 7/13/98 .............................    9,000,000        8,983,500
  5.54%, due 7/13/98 .............................    4,600,000        4,591,505
BIL North America Inc.
  5.52%, due 7/27/98 .............................    8,000,000        7,968,107
  5.55%, due 7/1/98 ..............................    4,911,000        4,911,000
British Telecommunications PLC
  5.53%, due 7/8/98 ..............................    8,425,000        8,415,941
BTR Dunlop Finance Inc.
  5.40%, due 7/8/98 (a) ..........................    5,000,000        4,994,750
  5.46%, due 7/9/98 (a) ..........................    7,100,000        7,091,385
Caisse Centrale des Banques
  Populaires International Inc.
  5.44%, due 9/22/98 (a) .........................    3,950,000        3,900,458
  5.52%, due 8/18/98 (a) .........................    5,615,000        5,573,674
Caisse Centrale Desjardins du Quebec
  5.49%, due 7/8/98 ..............................    9,000,000        8,990,393
Cosco (Cayman) Fund Co. Ltd.
  5.65%, due 7/27/98 .............................    8,000,000        7,967,356
Credit Suisse First Boston
  5.51%, due 9/10/98 (a) .........................    7,760,000        7,675,672
Deutsche Bank Financial Inc.
  5.51%, due 8/14/98 .............................    8,000,000        7,946,124
  5.60%, due 7/10/98 .............................    9,145,000        9,132,197
Ford Motor Credit Co.
  5.53%, due 7/10/98 .............................   10,000,000        9,986,175
  5.54%, due 7/10/98 .............................    8,000,000        7,988,920
Formosa Plastics Corp. U.S.A
  5.55%, due 7/6/98 ..............................    7,000,000        6,994,604
General Electric Capital Corp.
  5.36%, due 7/28/98 .............................    8,000,000        7,967,840
  5.41%, due 10/15/98 ............................    7,300,000        7,183,715
  5.50%, due 10/21/98 ............................    6,000,000        5,897,333
Goldman Sachs Group L.P. (The)
  5.52%, due 8/28/98 .............................    3,160,000        3,131,897
  5.53%, due 8/26/98 .............................    8,000,000        7,931,182
  5.60%, due 7/1/98 ..............................    2,935,000        2,935,000
ING America Insurance Holdings Inc.
  5.50%, due 8/28/98 .............................    6,000,000        5,946,833
  5.54%, due 7/21/98 .............................    8,000,000        7,975,378
Lloyds Bank PLC
  5.50%, due 8/26/98 .............................    4,000,000        3,965,778
Merrill Lynch & Co. Inc.
  5.53%, due 7/24/98 .............................    5,000,000        4,982,335
  5.53%, due 8/28/98 .............................    4,000,000        3,964,362
Minmetals Capital & Securities Inc.
  5.39%, due 8/24/98 .............................    1,000,000          991,915
  5.46%, due 8/24/98 .............................    1,300,000        1,289,353
Morgan Stanley, Dean Witter,
  Discover & Co.
  5.54%, due 7/17/98 .............................    9,000,000        8,977,840
  5.61%, due 7/28/98 (b)(c) ......................    7,000,000        7,000,000
National Rural Utilities Cooperative
  Finance Corp.
  5.49%, due 9/25/98 .............................    8,000,000        7,895,080
Nationwide Building Society
  5.52%, due 11/2/98 .............................   10,000,000        9,809,867
Pemex Capital Inc.
  5.52%, due 10/2/98 .............................    8,000,000        7,885,920

----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1998 unaudited

                                                     Principal        Amortized
                                                      Amount            Cost
                                                   =============================
SHORT-TERM INVESTMENTS (Continued)

COMMERCIAL PAPER (Continued)
Petroleo Brasileiro S.A.-Petrobras
  5.48%, due 11/25/98 .......................   $  10,000,000     $   9,776,233
Prudential Finance (Jersey) Ltd.
  5.49%, due 7/7/98 .........................       4,000,000         3,996,340
  5.53%, due 7/7/98 .........................       8,000,000         7,992,627
  5.58%, due 7/10/98 ........................       7,170,000         7,159,998
Prudential Funding Corp.
  5.51%, due 9/4/98 .........................       8,000,000         7,920,411
Salomon Smith Barney Holdings Inc.
  5.51%, due 10/9/98 ........................      10,000,000         9,846,945
  5.53%, due 8/11/98 ........................       8,250,000         8,198,041
  5.57%, due 8/6/98 .........................       1,315,000         1,307,675
San Paolo U.S. Financial Co.
  5.37%, due 7/21/98 ........................       8,100,000         8,075,835
  6.20%, due 7/1/98 .........................       5,400,000         5,400,000
Songs Fuel Co.
  5.40%, due 8/10/98 ........................       9,000,000         8,946,000
Svenska Handelsbanken Inc.
  5.51%, due 7/27/98 ........................       5,700,000         5,677,317
Transportadora de Gas del Sur S.A
  5.50%, due 7/21/98 ........................       4,000,000         3,987,778
                                                                  -------------
                                                                    392,739,682
                                                                  -------------

CORPORATE NOTE (0.8%)
American General Finance Corp.
  8.50%, due 8/15/98(c) .....................       3,500,000         3,510,687
                                                                  -------------

MEDIUM-TERM NOTES (5.1%)
Goldman Sachs Group L.P. (The)
  5.69%, due 3/26/99 (a)(b)(c) ..............       7,500,000         7,500,000
International Business Machines Corp.
  5.52%, due 4/1/99 (b)(c) ..................       9,000,000         8,995,338
Merrill Lynch & Co. Inc. Series B
  5.67%, due 3/17/99 (b)(c) .................       6,400,000         6,402,312
                                                                  -------------
                                                                     22,897,650
                                                                  -------------
Total Short-Term Investments
  (Amortized Cost $454,951,674)(d) ..........           100.3%      454,951,674

Liabilities in Excess of
  Cash and Other Assets .....................            (0.3)       (1,153,805)
                                                -------------     -------------
Net Assets ..................................           100.0%    $ 453,797,869
                                                =============     =============

----------
(a)  May be sold to institutional investors only.

(b)  Floating rate. Rate shown is the rate in effect at June 30, 1998.

(c)  Coupon interest bearing security.

(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

                                                     Amortized
                                                        Cost           Percent +
                                                  ==============================
INDUSTRY DIVERSIFICATION

Auto Manufacturing ........................        $   7,988,920           1.8%
Banks # ...................................          208,515,142          45.9
Brokerage .................................           80,170,215          17.7
Conglomerates .............................           15,151,555           3.3
Consumer Financial Services ...............            9,986,175           2.2
Finance ...................................           85,154,258          18.8
Insurance .................................           23,815,659           5.2
Real Estate ...............................            6,807,809           1.5
Telecommunication Services ................            8,415,941           1.9
Utilities-Gas .............................            8,946,000           2.0
                                                   -------------         -----
                                                     454,951,674         100.3
Liabilities in Excess of
  Cash and Other Assets ...................           (1,153,805)         (0.3)
                                                   -------------         -----
Net Assets ................................        $ 453,797,869         100.0%
                                                   =============         =====

----------

+    Percentages indicated are based on Fund net assets.

# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (amortized cost $454,951,674) ......   $ 454,951,674
Cash ..................................................................         123,350
Receivables:
  Interest ............................................................         910,799
  Fund shares sold ....................................................          34,060
                                                                          -------------
    Total assets ......................................................     456,019,883
                                                                          -------------
LIABILITIES:
Payables:
  Transfer agent ......................................................         139,941
  MainStay Management .................................................          85,487
  Fund shares redeemed ................................................          22,841
  Custodian ...........................................................           3,759
  Trustees ............................................................           2,134
Accrued expenses ......................................................          62,467
Dividend payable ......................................................       1,905,385
                                                                          -------------
    Total liabilities .................................................       2,222,014
                                                                          -------------
Net assets ............................................................   $ 453,797,869
                                                                          =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A .............................................................   $   1,026,445
  Class B .............................................................       3,511,657
Additional paid-in capital ............................................     449,272,053
Accumulated net realized loss on investments ..........................         (12,286)
                                                                          -------------
Net assets ............................................................   $ 453,797,869
                                                                          =============
CLASS A
Net assets applicable to outstanding shares ...........................   $ 102,644,467
                                                                          =============

Shares of beneficial interest outstanding .............................     102,644,467
                                                                          =============
Net asset value and offering price per share outstanding ..............   $        1.00
                                                                          =============
CLASS B
Net assets applicable to outstanding shares ...........................   $ 351,153,402
                                                                          =============
Shares of beneficial interest outstanding .............................     351,165,688
                                                                          =============
Net asset value and offering price per share outstanding ..............   $        1.00
                                                                          =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Interest ..................................................      $ 12,303,300
                                                                   ------------
Expenses:
  Management ................................................         1,048,785
  Transfer agent ............................................           783,999
  Shareholder communication .................................            61,396
  Registration ..............................................            58,911
  Recordkeeping .............................................            34,901
  Custodian .................................................            24,226
  Professional ..............................................            23,424
  Trustees ..................................................             5,544
  Miscellaneous .............................................             9,828
                                                                   ------------
    Total expenses before reimbursement .....................         2,051,014
Expense reimbursement from Manager ..........................          (535,277)
                                                                   ------------
    Net expenses ............................................         1,515,737
                                                                   ------------
Net investment income .......................................        10,787,563
                                                                   ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ............................             3,596
                                                                   ------------
Net increase in net assets resulting from operations ........      $ 10,791,159
                                                                   ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                   Six months
                                                                                                     ended              Year ended
                                                                                                    June 30,           December 31,
                                                                                                     1998*                1997
                                                                                                 -------------        -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..................................................................       $  10,787,563        $  20,223,457
  Net realized gain (loss) on investments ................................................               3,596               (1,381)
                                                                                                 -------------        -------------
  Net increase in net assets resulting from operations ...................................          10,791,159           20,222,076
                                                                                                 -------------        -------------
Dividends to shareholders:
  From net investment income:
    Class A ..............................................................................          (2,297,524)          (3,484,902)
    Class B ..............................................................................          (8,490,039)         (16,738,555)
                                                                                                 -------------        -------------
      Total dividends to shareholders ....................................................         (10,787,563)         (20,223,457)
                                                                                                 -------------        -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ..............................................................................         305,582,634          296,699,694
    Class B ..............................................................................         273,326,775          560,499,416
  Net asset value of shares issued to shareholders in reinvestment of dividends:
    Class A ..............................................................................           2,067,305            3,089,563
    Class B ..............................................................................           8,050,320           15,596,777
                                                                                                 -------------        -------------
                                                                                                   589,027,034          875,885,450
  Cost of shares redeemed:
    Class A ..............................................................................        (285,930,912)        (272,754,087)
    Class B ..............................................................................        (266,848,834)        (556,956,479)
                                                                                                 -------------        -------------
      Increase in net assets derived from capital share transactions .....................          36,247,288           46,174,884
                                                                                                 -------------        -------------
      Net increase in net assets .........................................................          36,250,884           46,173,503
NET ASSETS:
Beginning of period ......................................................................         417,546,985          371,373,482
                                                                                                 -------------        -------------
End of period ............................................................................       $ 453,797,869        $ 417,546,985
                                                                                                 =============        =============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios



                           Class A          Class B         Class A         Class B        Class A         Class B
                           -------          -------         -------         -------        -------         -------
                              Six months ended                     Year ended                   Year ended
                               June 30, 1998*                   December 31, 1997            December 31, 1996
                              ----------------                  -----------------            -----------------
Net asset value at
  beginning of
  period ............        $1.00            $1.00           $1.00           $1.00          $1.00           $1.00
                       -----------      -----------      ----------     -----------     ----------     -----------
Net investment
  income ............         0.05             0.05            0.05            0.05           0.05            0.05
                       -----------      -----------      ----------     -----------     ----------     -----------
Less dividends from
  net investment
  income ............        (0.05)           (0.05)          (0.05)          (0.05)         (0.05)          (0.05)
                       -----------      -----------      ----------     -----------     ----------     -----------
Net asset value at
  end of period .....        $1.00            $1.00           $1.00           $1.00          $1.00           $1.00
                       ===========      ===========      ==========     ===========     ==========     ===========
Total investment
  return (a) ........         4.96%            4.96%           5.08%           5.08%          4.91%           4.91%
Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income ........         4.98%+           4.98%+          4.97%           4.97%           4.8%            4.8%
    Net expenses ....         0.70%+           0.70%+          0.70%           0.70%           0.7%            0.7%
    Expenses
    (before
    reimbursement) ..         0.95%+           0.95%+          0.95%           0.95%           1.0%            1.0%
Net assets at end of
  period (in 000's)..     $102,644         $351,153         $80,925        $336,622        $53,890        $317,483

                                                                   Class B
                                                    --------------------------------------------
                        Class A         Class B      September 1
                        -------         -------        through            Year ended August 31
                              Year ended             December 31     ---------------------------
                          December 31, 1995             1994**            1994           1993
                          -----------------          -----------     ---------          --------
Net asset value at
  beginning of
  period ............     $1.00           $1.00           $1.00            $1.00           $1.00
                      ---------     -----------     -----------      -----------     -----------
Net investment
  income ............      0.05            0.05            0.02             0.03            0.03
                      ---------     -----------     -----------      -----------     -----------
Less dividends from
  net investment
  income ............     (0.05)          (0.05)          (0.02)           (0.03)          (0.03)
                      ---------     -----------     -----------      -----------     -----------
Net asset value at
  end of period .....     $1.00           $1.00           $1.00            $1.00           $1.00
                      =========     ===========     ===========      ===========     ===========
Total investment
  return (a) ........      5.51%           5.51%           1.54%            3.08%           2.71%
Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income ........       5.4%            5.4%            4.6%+            3.1%            2.7%
    Net expenses ....       0.7%            0.7%            0.7%+            0.7%            0.7%
    Expenses
    (before
    reimbursement) ..       0.9%            0.9%            0.9%+            1.0%            0.9%
Net assets at end of
  period (in 000's)..   $34,880        $279,843        $221,912         $192,477        $149,907

----------
*    Unaudited.

**   The Fund changed its fiscal year end from August 31 to December 31.

+    Annualized.

(a)  Total return is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, and Class B shares each bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so.

Securities Valuation. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income, expenses, and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Notes to Financial Statements unaudited

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the six months ended June 30, 1998, the Manager earned $1,048,785 and reimbursed the Fund $535,277.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Sub-Adviser has voluntarily agreed to do so proportionately.

Contingent Deferred Sales Charge. Even though the Fund does not assess a contingent deferred sales charge upon redemption of Class B shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors received from shareholders the proceeds from contingent deferred sales charges for the six months ended June 30, 1998, in the amount of $419,171.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $825,978.

MainStay Money Market Fund

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $6,210 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $34,901 for the six months ended June 30, 1998.

Note 4--Capital Share Transactions (in 000's):

                                                                 Six months ended          Year ended
                                                                  June 30, 1998*         December 31, 1997
                                                                -------------------     --------------------
                                                                Class A     Class B     Class A     Class B
                                                                -------     -------     -------     -------
Shares sold ................................................    305,583     273,327     296,700     560,499
Shares issued in reinvestment of dividends and distributions      2,067       8,050       3,089      15,597
                                                               --------    --------    --------    --------
                                                                307,650     281,377     299,789     576,096
Shares redeemed ............................................   (285,931)   (266,849)   (272,754)   (556,956)
                                                               --------    --------    --------    --------
Net increase ...............................................     21,719      14,528      27,035      19,140
                                                               ========    ========    ========    ========

----------
*    Unaudited.

                       This page intentionally left blank

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S.(primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------

(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                      MainStay Money Market Fund

                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] Mainstay(R) Funds


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] Mainstay(R) Funds


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Money Market Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA12-08/98
[GRAPHIC]

Table of Contents

President's Letter                                                             2

MainStay New York Tax Free Fund Highlights                                     3

$10,000 Invested in the MainStay New York
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation--
Class A & Class B Shares                                                       4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Diversification of Holdings--Top 5                                             7

Quality Breakdown                                                              8

Returns & Lipper Rankings                                                     10

Portfolio of Investments                                                      11

Unaudited Financial Statements                                                13

Notes to Financial Statements                                                 17

The MainStay Funds                                                            22

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.


Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998

----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

MainStay New York Tax Free Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

 .    During the first half of 1998, New York City benefited from a budget surplus, a bull market on Wall Street, rising real estate values, strong tourism, and high hotel occupancy rates.

 .    In the first six months of the year, the New York municipal bond market was relatively uneventful.

 .    Although the yield on 30-year Treasuries dropped significantly, oversupply in the municipal market helped keep municipal bond prices relatively stable.

 .    Insured issues continued to dominate the market, reducing opportunities to benefit from quality differences among newly issued securities.


================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

 .    The MainStay New York Tax Free Fund returned 7.84% and 7.57% for Class A shares and Class B shares, respectively, excluding all sales charges, for the one-year period ended 6/30/98.

 .    The Fund used diversification by issuer, coupon, maturity, geographic area, municipal sector, and call date to help reduce portfolio risk.

 .    With a relatively steady yield curve and municipal bonds trading in a tight price range, the Fund found few opportunities to provide yield advantages.

 .    The Fund's long duration hurt performance in the first quarter and failed to help when the market did not rally in the second quarter.

 .    Both share classes underperformed the average Lipper* New York municipal debt fund, which returned 2.37% for the six months ended 6/30/98.

----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
New York Tax Free Fund versus
Lehman Brothers Municipal Bond
Index and Inflation


CLASS A SHARES SEC Returns: 1-Year 2.99%, 5-Year 4.67%, since inception 6.23%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  MainStay New York       Lehman Brothers
Period end         Tax Free Fund       Municipal Bond Index*        Inflation+
--------------------------------------------------------------------------------
10/1/91                $ 9,550               $10,000                  $10,000
12/91                  $ 9,749               $10,335                  $10,051
12/92                  $10,628               $11,247                  $10,349
12/93                  $11,916               $12,628                  $10,632
12/94                  $11,353               $11,975                  $10,908
12/95                  $13,167               $14,066                  $11,192
12/96                  $13,569               $14,689                  $11,563
12/97                  $14,708               $16,038                  $11,758
6/98                   $15,039               $16,469                  $11,838


CLASS B SHARES SEC Returns: 1-Year 2.57%, 5-Year 5.15%, since inception 6.83%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  MainStay New York       Lehman Brothers
Period end         Tax Free Fund       Municipal Bond Index*        Inflation+
--------------------------------------------------------------------------------
10/1/91                $10,000                $10,000                 $10,000
12/91                  $10,208                $10,335                 $10,051
12/92                  $11,128                $11,247                 $10,349
12/93                  $12,477                $12,628                 $10,632
12/94                  $11,888                $11,975                 $10,908
12/95                  $13,751                $14,066                 $11,192
12/96                  $14,145                $14,689                 $11,563
12/97                  $15,297                $16,038                 $11,758
6/98                   $15,622                $16,469                 $11,838


----------
     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis


New York State and New York City experienced a favorable period in the first half of 1998, with the economy strengthened by the bull market on Wall Street, strong tourism, and growth in the computer service sector. Real estate prices rose throughout the reporting period, and hotel occupancy rates were high.

For the New York municipal bond market, the first half of the year was exceedingly quiet. Yields to maturity on New York municipals were virtually unchanged over the reporting period. While there were minor ups and downs over time, the municipal market was about as uneventful as it has been in any recent period.

Although yields on 30-year Treasury bonds dropped to record lows, supply and demand imbalances caused New York municipal prices to remain relatively stable. Most of the imbalance came from excessive supply, which was prompted by issuers seeking to take advantage of lower long-term rates. With stable prices in a declining rate environment, municipals substantially underperformed Treasury securities during the reporting period.

As has generally been the case in recent years, the majority of new issues were insured credits or were rated AAA,* providing few opportunities to benefit from quality differences.

Given this context, how did the MainStay New York Tax Free Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay New York Tax Free Fund returned 2.25% and 2.13% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper+ New York municipal debt fund, which returned 2.37% for the first half of 1998.

What were the primary reasons for the Fund's underperformance?

In the first quarter, we lengthened the Fund's duration before the market began to decline, which had a negative impact on performance. Although the Fund maintained its long duration in the second quarter as long-term interest rates declined, oversupply left municipal prices flat, so the Fund's duration strategy failed to provide the benefits we had anticipated. Since the Fund is restricted from investing in high-yield municipals, it was also at a relative disadvantage to competing funds that could enhance yields by investing in lower-grade securities.

What strategies did you use to enhance yields during the reporting period?

There were few steps we could take, since the yield curve remained relatively stable and most new issues were either top-


Supply and demand
-----------------

In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

Insured credits
---------------

Bonds that carry insurance or other guarantees that interest and principal payments will be met. Although such insurance may increase the cost of the bond, it also reduces the risk of default, regardless of the issuer's credit quality.

----------
* Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong.

+ See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

Duration
--------

A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.


YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

CLASS A SHARES

Period end                  Total Return %
------------------------------------------
12/91                           2.08
12/92                           9.01
12/93                          12.11
12/94                          (4.71)
12/95                          15.97
12/96                           3.06
12/97                           8.39
6/98                            2.25

See footnote * on page 10 for more information on performance.

CLASS B SHARES

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                  Total Return %
------------------------------------------
12/91                           2.08
12/92                           9.01
12/93                          12.11
12/94                          (4.71)
12/95                          15.67
12/96                           2.86
12/97                           8.14
6/98                            2.13

Returns reflect the historical performance of the Class A shares for periods 12/91 through 12/94.

See footnote * on page 10 for more information on performance.

quality or insured credits. We did seek opportunities among BBB++ hospital bonds and the Fund invested in some New York City split-rated general obligation bonds rated A/A-,(S) which provided solid performance for the Fund.

The Fund also seeks potential prerefunding candidates as a part of its regular security selection process. Several of the Fund's high-coupon New York City general obligation bonds were prerefunded during the first half of the year, which contributed positively to the Fund's performance.

What exactly is prerefunding?

Most bonds carry a provision that allows the issuer to call bonds, generally about 10 years after issuance. If the issuer wants to

----------
++ Debt rated BBB by Standard & Poor's exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

(S) Bonds which are rated A by Moody's Investors Service, Inc. possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Debt rated A by Standard & Poor's is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DIVERSIFICATION OF Holdings--TOP 5 AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                                             Percentage
---------------------------------------------------------------
Education                                              20.4%
Hospital/Nursing Home                                  19.6%
Transportation                                         12.6%
County/City/Special District--General Obligation       12.5%
Water Utility                                          11.4%
All Other                                              23.5%

Actual percentages will vary over time.


refinance outstanding debt to take advantage of lower interest rates before the call date, the bonds can be prerefunded. In a prerefunding, the issuer will issue new bonds and use the proceeds to purchase Treasury securities that mature near the same date as the original issue's call date. The securities are placed in an escrow account that will be used to pay the interest until the first call date, at which time the principal is paid. The effect of the entire process for the bondholder is a large gain because the municipals are in effect tax-free Treasury bonds whose maturity, in many cases, has been reduced by more than 20 years.

What were some of the Fund's larger purchases during the first six months of 1998?

The Fund purchased New York City Water Authority 5.5% bonds due in June of 2027. They were attractive for their high coupon and were consistent with the Fund's duration strategy at the time. Long Island Power Authority came to market with a $3.5 billion bond offering, which was well priced because the deal was so large. Although the offering was oversubscribed, the Fund was able to participate, purchasing 5.25% bonds due in December of 2026. The Fund later sold the bonds at a profit as the price came more in line with the coupon.

In April, the Fund also purchased some Virgin Island Public Finance Authority 5.5% bonds due in October of 2022, which came at an attractive price. The bonds are double tax free for New York State residents and triple tax free for New York City residents, and were also sold at a profit shortly after the Fund bought them.

Other deals that came at attractive prices included New York City General Obligation 5.125% bonds of August 2025 and New York Dormitory Authority 5.3% bonds of August 2021. The Fund participated in both deals and took profits later in the reporting period.


Yield curve
-----------

When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

Were there other significant sales?

The Fund also sold another New York Dormitory Authority bond with a 4.75% coupon due in May of 2025. Like the other dormitory authority bonds, the Fund was able to benefit from short-term price swings as the market adjusted to these new bonds. Of course, there were many other purchases and sales during the reporting period, but these were the largest ones.

Were there any strategic initiatives during the reporting period?

We believe lengthening the call protection of the Fund's underlying portfolio securities is important to avoid reinvestment risk and we made some adjustments to the Fund's portfolio in that direction. We also wanted to stay near the Fund's duration target, even though its positioning didn't produce the results we hoped for during the reporting period. Certainly, if interest rates move, or if the oversupply declines, as we think it will, we believe the Fund's duration could help.

Why do you think the oversupply will decline?

Many issuers have a fiscal year that ends in June. We believe many of the new issues were designed to improve their reporting, so issuance should taper off in the coming months.

Which of the Fund's holdings were strong performers during the reporting period?

The Fund's best-performing bonds were four high-coupon positions of New York City general obligations that were prerefunded. Prerefunding raises quality and shortens maturity, so the Fund receives an assured payout until the call date with lower risk. It's one of the best things that can happen to a municipal bond fund.

The Fund also saw strong performance from New York City Transitional Finance Authority 4.75% bonds due May of 2023. These long-duration bonds were purchased before the recent rally, which had a very positive impact on the Fund's performance.

QUALITY BREAKDOWN AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                         Percentage
---------------------------------------------------
AAA                                          54.9%
AA                                            7.3%
A                                            21.8%
BBB                                           8.1%
Cash, Equivalents & Other Assets,             7.9%
Less Liabilities

Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

Which bonds were among the Fund's worst performers?

In January, the Fund purchased some Metropolitan Transit Authority 5.625% bonds due July of 2027. Unfortunately, these high-coupon bonds suffered in the ensuing sell-off and were the Fund's worst performers during the reporting period.

We purchased Puerto Rico 4.5% bonds due in July of 2023 for the Fund, just as the market was peaking and later sold them at a loss. The Fund also had unfortunate timing with New York State Dormitory Authority 5.5% bonds due May of 2026. Although the bonds appeared attractive, we purchased them for the Fund when the market was paying a higher premium for bonds with 5.5% coupons, and as the market adjusted, the bonds came down in price.

Finally, the Fund purchased New York State Medical Care bonds with a 6.0% coupon and a February 2035 maturity. While the bonds carried an attractive coupon, we purchased them for the Fund as the market was near its high point, so they have subsequently declined relative to other securities in the portfolio.

How have you sought to protect investors from potential hazards in the municipal market?

The Fund continues to focus primarily on higher-quality securities. The overall credit quality of the Fund's investment portfolio is AA.# We also use broad diversification by type of issuer, geographic region, municipal sector, coupon, and call date to keep the portfolio from being affected by weakness in any single region or market sector.

Of course, we seek opportunities for higher yield whenever they're available. The Fund has had good success with BBB hospital bonds in the past, but may lighten up on them going forward. We also try to avoid sectors with inherent weaknesses, such as utilities, which face uncertainties related to deregulation.

What is your outlook for the future?

Basically, we're bullish on municipals. We believe their substantial underperformance relative to Treasuries is a cyclical trend that is likely to reverse in the months ahead. Since we anticipate slower growth in the second half of the year and subdued inflation in the wake of the Asian crisis, we think interest rates may go lower. That could cause municipals to rally.

We know that New York City is projecting deficits in future years, so how their current surplus is used will make a big difference in the economic environment. If Wall Street continues to do well, personal income taxes are likely to remain high, which should be good for the state. The booming real estate market has been good for New York City and the surrounding areas, but we can't really say whether or how long it may continue.

Whatever happens in the municipal markets, the Fund will continue to seek a high level of current income that's substantially free from regular federal income tax and personal income taxes of New York State and its political subdivisions, including New York City, consistent with the preservation of capital.

Ravi Akhoury
James Flood
Portfolio Managers
MacKay Shields Financial Corporation


Bullish/Bearish
---------------

A bull market occurs when security prices are rising, a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

----------
# Debt rated AA by Standard & Poor's differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 6/30/98

================================================================================
Fund average annual total returns*
================================================================================
                      1 year         5 years        Life of Fund through 6/30/98
Class A               7.84%          5.64%                     6.96%
Class B               7.57%          5.47%                     6.83%
================================================================================

================================================================================
Fund SEC returns*
================================================================================
                      1 year         5 years        Life of Fund through 6/30/98
Class A               2.99%          4.67%                     6.23%
Class B               2.57%          5.15%                     6.83%
================================================================================

================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
================================================================================
                      1 year         5 years        Life of Fund through 6/30/98
Class A               70 out of      26 out of                 27 out of
                      92 funds       53 funds                  40 funds
Class B               78 out of        n/a                     62 out of
                      92 funds                                 75 funds
Average Lipper
NY municipal
debt fund             8.38%          5.44%                        7.11%
================================================================================

================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
================================================================================
                  NAV 6/30/98            Income             Capital Gains
Class A               $10.08             $0.2337               $0.0000
Class B               $10.02             $0.2205               $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class A shares are sold with a maximum initial sales charge of 4.5% and a 12b-1 fee of .25%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class A shares' initial offering (10/1/91) through 6/30/98. Class B shares were first offered to the public on 1/3/95.

Portfolio of Investments June 30, 1998 unaudited


                                              Principal
                                                Amount             Value
                                            ===============================
LONG-TERM MUNICIPAL BONDS (92.1%)+

NEW YORK (92.1%)
Battery Park City Authority Revenue
  Series A
  5.50%, due 11/1/26....................    $  900,000          $  928,125
Metropolitan Transportation Authority
  New York Commuter Facilities
  Revenue
  Series A
  5.625%, due 7/1/27....................       850,000             890,375
New York City General Obligation
  Series D
  6.00%, due 2/15/25....................     1,000,000           1,063,750
  Series C
  7.20%, due 8/15/15....................        50,000              53,875
  7.50%, due 8/1/20.....................        25,000              28,094
  Series F
  8.20%, due 11/15/04...................        95,000             107,112
New York City Municipal Water
  Finance Authority, Water and Sewer
  Systems Revenue, Series B
  5.50%, due 6/15/27....................     1,400,000           1,449,000
  5.875%, due 6/15/26...................       500,000             531,875
New York City Transitional
  Finance Authority Revenue
  Series C
  4.75%, due 5/1/23.....................       600,000             561,750
New York State Dormitory Authority
  Revenue
  Manhattanville
  (zero coupon), due 7/1/19.............     2,175,000             744,938
  (zero coupon), due 7/1/21.............     1,175,000             362,781
  New York University Series A
  5.75%, due 7/1/27.....................       500,000             552,500
  Park Ridge Housing Income Project
  7.85%, due 2/1/29.....................       800,000             830,552
  Rockefeller University
  4.75%, due 7/1/37.....................       900,000             846,891
  St. Johns University
  5.70%, due 7/1/26.....................       500,000             528,125
  State University Educational Facilities
  5.50%, due 5/15/26....................       750,000             764,063
  Series B
  7.00%, due 5/15/16....................       600,000             639,750
New York State Energy Research &
  Development Authority
  Electric Co. Facilities Revenue
  Con Edison, Project A
  7.50% due 1/1/26 (a)..................       500,000             528,125
New York State Local Government
  Assistance Corp.
  (zero coupon), due 4/1/14.............     1,500,000             693,750
New York State Medical Care Facilities
  Finance Agency Revenue
  7.375%, due 8/15/19...................       400,000             420,000
  7.50%, due 2/15/21....................       315,000             346,106
  7.875%, due 8/15/20...................        55,000              60,156
  8.875%, due 8/15/07...................       455,000             465,806
  Hospital & Nursing Home
  8.00%, due 2/15/28....................     1,000,000           1,024,090
  Montefiore Medical Center
  6.00%, due 2/15/35....................       850,000             913,750
  St. Francis Hospital of Roslyn
  Project A
  7.625%, due 11/1/21...................     1,035,000           1,067,975
New York State Thruway Authority
  Service Contract Revenue
  Local Highway and Bridge
  5.75%, due 4/1/16.....................       900,000             947,250
Niagara Falls, New York, Bridge
  Commission Toll Revenue
  Series B
  5.25%, due 10/1/15....................       715,000             751,644
North Hempstead New York
  Series A
  4.75%, due 1/15/18....................     1,000,000             958,750
Port Authority of New York &
  New Jersey Consolidated Bonds
  Series 52
  9.00%, due 11/1/14....................       150,000             160,125
Port Jervis Industrial Development
  Authority, Franciscan Health
  Partnership
  5.50%, due 11/1/16....................       800,000             804,000
                                                                ----------
Total Long-Term Municipal Bonds
  (Cost $19,733,215)....................                        20,025,083
                                                                ----------

SHORT-TERM INVESTMENTS (6.4%)

New York City General Obligation
  Series B
  4.00%, due 8/15/04 (b)................       500,000             500,000
New York City Municipal Water
  Finance Authority, Water and Sewer
  Systems Revenue, Series C
  4.00%, due 6/15/22 (b)................       500,000             500,000


----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay New York Tax Free Fund


                                              Principal
                                                Amount             Value
                                            ===============================
SHORT-TERM INVESTMENTS (Continued)

New York State Energy Research &
  Development Authority
  Pollution Control Revenue
  Electric & Gas, Series B
  4.00%, due 2/1/29 (b).................      $  400,000       $   400,000
                                                               -----------
Total Short-Term Investments
  (Cost $1,400,000).....................                         1,400,000
                                                               -----------
Total Investments
  (Cost $21,133,215) (c)................            98.5%       21,425,083(d)
Cash and Other Assets,
  Less Liabilities......................             1.5           328,961
                                             -----------       -----------
Net Assets..............................           100.0%      $21,754,044
                                             ===========       ===========

----------
(a)  Interest on these securities is subject to alternative minimum tax.

(b) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.

(c) The cost stated also represents the aggregate cost for Federal income tax purposes.

(d) At June 30, 1998, net unrealized appreciation was $291,868, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $534,901 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $243,033.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited


ASSETS:
Investment in securities, at value (identified cost $21,133,215) ......   $ 21,425,083
Receivables:
  Interest ............................................................        311,521
  Cash ................................................................        150,188
  Fund shares sold ....................................................            170
                                                                          ------------
   Total assets .......................................................     21,886,962
                                                                          ------------
LIABILITIES:
Payables:
  NYLIFE Distributors .................................................          5,593
  MainStay Management .................................................          5,111
  Transfer agent ......................................................          2,673
  Custodian ...........................................................          1,009
  Trustees ............................................................            124
Accrued expenses ......................................................         35,811
Variation margin on futures contracts .................................          2,202
Dividend payable ......................................................         80,395
                                                                          ------------
   Total liabilities ..................................................        132,918
                                                                          ------------
Net assets ............................................................   $ 21,754,044
                                                                          ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A .............................................................   $     15,249
  Class B .............................................................          6,367
Additional paid-in capital ............................................     21,293,586
Accumulated distribution in excess of net investment income ...........        (24,843)
Accumulated undistributed net realized gain on investments ............        171,817
Unrealized appreciation on investments ................................        291,868
                                                                          ------------
Net assets ............................................................   $ 21,754,044
                                                                          ============
CLASS A
Net assets applicable to outstanding shares ...........................   $ 15,376,497
                                                                          ============
Shares of beneficial interest outstanding .............................      1,524,855
                                                                          ============
Net asset value per share outstanding .................................   $      10.08
Maximum sales charge (4.50% of offering price) ........................           0.47
                                                                          ------------
Maximum offering price per share outstanding ..........................   $      10.55
                                                                          ============
CLASS B
Net assets applicable to outstanding shares ...........................   $  6,377,547
                                                                          ============
Shares of beneficial interest outstanding .............................        636,712
                                                                          ============
Net asset value and offering price per share outstanding ..............   $      10.02
                                                                          ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Interest .....................................................      $ 568,180
                                                                      ---------
Expenses:
  Management ...................................................         49,766
  Shareholder communication ....................................         21,616
  Transfer agent ...............................................         19,181
  Service--Class A .............................................         17,562
  Service--Class B .............................................          7,321
  Professional .................................................         10,890
  Distribution--Class B ........................................          7,322
  Custodian ....................................................          4,054
  Recordkeeping ................................................          2,000
  Registration .................................................            689
  Trustees .....................................................            249
  Miscellaneous ................................................          8,701
                                                                      ---------
   Total expenses before reimbursement .........................        149,351
Expense reimbursement from Manager .............................        (18,579)
                                                                      ---------
   Net expenses ................................................        130,772
                                                                      ---------
Net investment income ..........................................        437,408
                                                                      ---------
REALIZED and unrealized gain (loss) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions ........................................        203,199
  Futures transactions .........................................        (13,781)
                                                                      ---------
Net realized gain on investments ...............................        189,418
                                                                      ---------
Net change in unrealized appreciation on investments ...........       (184,108)
                                                                      ---------
Net realized and unrealized gain on investments ................          5,310
                                                                      ---------
Net increase in net assets resulting from operations ...........      $ 442,718
                                                                      =========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                        Six months
                                                                                                           ended       Year ended
                                                                                                          June 30,     December 31,
                                                                                                            1998*          1997
                                                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income ............................................................................   $    437,408    $    910,529
  Net realized gain on investments .................................................................        189,418         389,340
  Net change in unrealized appreciation on investments .............................................       (184,108)        213,878
                                                                                                       ------------    ------------
  Net increase in net assets resulting from operations .............................................        442,718       1,513,747
                                                                                                       ------------    ------------
Dividends and distributions to shareholders:
  From net investment income:
   Class A .........................................................................................       (330,694)       (695,736)
   Class B .........................................................................................       (331,557)       (218,110)
  From net realized gain on investments:
   Class A .........................................................................................             --        (184,623)
   Class B .........................................................................................             --         (73,041)
                                                                                                       ------------    ------------
     Total dividends and distributions to shareholders .............................................       (662,251)     (1,171,510)
                                                                                                       ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A .........................................................................................      2,251,869         542,479
   Class B .........................................................................................      1,360,967       1,935,502
  Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class A .........................................................................................        119,551         375,244
   Class B .........................................................................................         59,920         184,143
                                                                                                       ------------    ------------
                                                                                                          3,792,307       3,037,368
  Cost of shares redeemed:
   Class A .........................................................................................       (791,040)     (2,924,796)
   Class B .........................................................................................       (626,006)       (728,335)
                                                                                                       ------------    ------------
     Increase (decrease) in net assets derived from capital share transactions .....................      2,375,261        (615,763)
                                                                                                       ------------    ------------
     Net increase (decrease) in net assets .........................................................      2,355,728        (273,526)
NET ASSETS:
Beginning of period ................................................................................     19,398,316      19,671,842
                                                                                                       ------------    ------------
End of period ......................................................................................   $ 21,754,044    $ 19,398,316
                                                                                                       ============    ============
Accumulated distribution in excess of net investment income at end of period .......................   $    (24,843)   $         --
                                                                                                       ============    ============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                                   Class A          Class B       Class A        Class B       Class A        Class B
                                  ----------      ----------     ----------     ----------    ----------     ----------
                                       Six months ended                  Year ended                  Year ended
                                        June 30, 1998*                December 31, 1997          December 31, 1996
                                  -------------------------      -------------------------    -------------------------
Net asset value at
  beginning of period .........       $10.09          $10.03         $ 9.91         $ 9.84        $10.12         $10.02
                                      ------          ------         ------         ------        ------         ------
Net investment income .........         0.23            0.22           0.49           0.45          0.50           0.45
Net realized and
  unrealized gain (loss)
  on investments ..............        (0.01)          (0.01)          0.32           0.33         (0.21)         (0.18)
                                      ------          ------         ------         ------        ------         ------
Total from investment
  operations ..................         0.22            0.21           0.81           0.78          0.29           0.27
                                      ------          ------         ------         ------        ------         ------
Less dividends and
  distributions:
From net investment
  income ......................        (0.23)          (0.22)         (0.49)         (0.45)        (0.50)         (0.45)
From net realized gain
  on investments ..............           --              --          (0.14)         (0.14)           --             --
                                      ------          ------         ------         ------        ------         ------
Total dividends and
  distributions ...............        (0.23)          (0.22)         (0.63)         (0.59)        (0.50)         (0.45)
                                      ------          ------         ------         ------        ------         ------
Net asset value at end
  of period ...................       $10.08          $10.02         $10.09         $10.03        $ 9.91         $ 9.84
                                      ======          ======         ======         ======        ======         ======
Total investment
  return (a) ..................         2.25%           2.13%          8.39%          8.14%         3.06%          2.86%
Ratios (to average net assets)/
  Supplemental Data:
   Net investment
     income ...................         4.47%+          4.22%+         4.88%          4.63%          5.0%           4.7%
   Net expenses ...............         1.24%+          1.49%+         1.24%          1.49%         1.24%          1.49%
   Expenses (before
     reimbursement) ...........         1.43%+          1.68%+         1.41%          1.66%          1.4%           1.6%
Portfolio turnover rate .......          105%            105%           212%           212%          114%           114%
Net assets at end of
  period (in 000's) ...........      $15,376          $6,378        $13,814         $5,585       $15,572         $4,100

                                                                                                      Class A
                                                                                  -----------------------------------------------
                                                  Class A          Class B         September 1
                                                -----------      ----------          through              Year ended August 31
                                                       Year ended                   December 31       ---------------------------
                                                    December 31, 1995                  1994**             1994               1993
                                                ----------------------------       ------------           ----               ----
Net asset value at
  beginning of period ....................          $ 9.20            $ 9.20            $9.58             $10.43            $ 9.95
                                                    ------            ------            -----             ------            ------
Net investment income ....................            0.52              0.59             0.19               0.56              0.60
Net realized and
  unrealized gain (loss)
  on investments .........................            0.91              0.82            (0.39)             (0.59)             0.54
                                                    ------            ------            -----             ------            ------
Total from investment
  operations .............................            1.43              1.41            (0.20)             (0.03)             1.14
                                                    ------            ------            -----             ------            ------
Less dividends and
  distributions:
From net investment
  income .................................           (0.51)            (0.59)           (0.18)             (0.57)            (0.65)
From net realized gain
  on investments .........................              --                --               --              (0.25)            (0.01)
                                                    ------            ------            -----             ------            ------
Total dividends and
  distributions ..........................           (0.51)            (0.59)           (0.18)             (0.82)            (0.66)
                                                    ------            ------            -----             ------            ------
Net asset value at end
  of period ..............................          $10.12            $10.02            $9.20             $ 9.58            $10.43
                                                    ======            ======            =====             ======            ======
Total investment
  return (a) .............................           15.97%            15.67%           (2.11%)            (0.35%)           11.88%
Ratios (to average net assets)/
  Supplemental Data:
   Net investment
     income ..............................             5.4%              5.1%             6.1%+              5.7%              6.0%
   Net expenses ..........................            1.24%             1.49%            0.99%+             0.99%             0.98%
   Expenses (before
     reimbursement) ......................             1.4%              1.6%             1.2%+              1.1%              1.2%
Portfolio turnover rate ..................             114%              114%              39%               169%              131%
Net assets at end of
  period (in 000's) ......................         $18,248            $1,588          $17,106            $17,862           $15,665

----------
*    Unaudited.

**   The Fund changed its fiscal year end from August 31 to December 31.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay New York Tax Free Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares whose distribution commenced on January 3, 1995, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of New York and the Commonwealth of Puerto Rico. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of New York and the Commonwealth of Puerto Rico.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term

MainStay New York Tax Free Fund


securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. Mainstay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the average daily net assets of the Fund. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24% and 1.49% of the average daily net assets of the Class A and Class B shares, respectively. For the six months ended June 30, 1998, the Manager earned $49,766 and reimbursed the Fund $18,579.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Sub-Adviser has voluntarily agreed to do so proportionately.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at

MainStay New York Tax Free Fund


the annual rate of 0.25% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $3,720 for the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $12,095 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $19,732.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, NYLIFE Distributors beneficially held shares of Class A of the Fund with a net asset value of $5,034,853 which represents 32.7% of the Class A net assets at period end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $284 for the six months ended June 30, 1998.

Note 4--Federal Income Tax:

The Fund intends to elect, to the extent provided by the regulations, to treat $17,689 of qualifying capital losses that arose during the prior year as if they arose on January 1, 1998.

Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $21,111 and $20,648, respectively.

Note 6--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at June 30, 1998.

Note 7--Capital Share Transactions (in 000's):

                                                                 Six months ended         Year ended
                                                                  June 30, 1998*       December 31, 1997
                                                                 ------------------    ------------------
                                                                 Class A    Class B    Class A    Class B
                                                                 -------    -------    -------    -------
Shares sold ................................................       223        136         55        195
Shares issued in reinvestment of dividends and distributions        12          6         37         18
                                                                  ----       ----       ----       ----
                                                                   235        142         92        213
Shares redeemed ............................................       (79)       (62)      (294)       (73)
                                                                  ----       ----       ----       ----
Net increase ...............................................       156         80       (202)       140
                                                                  ====       ====       ====       ====

----------
*    Unaudited.

The MainStay(R) Funds


====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK TAX FREE FUND(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                 MainStay New York Tax Free Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MAINSTAY(R) FUNDS


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay New York Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA13-08/98
[RECYCLE SYMBOL]

Table of Contents

President's Letter                                                             2

MainStay Convertible Fund Highlights                                           3

$10,000 Invested in the MainStay
Convertible Fund versus S&P 500, First Boston
Convertible Securities Index, and Inflation--
Class A & Class B Shares                                                       4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Diversification by Industry--Top 5                                             7

Portfolio Composition                                                          8

Returns & Lipper Rankings                                                     12

Top 10 Holdings                                                               13

10 Largest Purchases                                                          13

10 Largest Sales                                                              13

Portfolio of Investments                                                      14

Unaudited Financial Statements                                                26

Notes to Financial Statements                                                 30

The MainStay Funds                                                            38

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move. This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998

----------
*    See page 4 for more information on the S&P 500.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Convertible Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o During the first half of 1998, domestic stocks and bonds both rallied, with the S&P 500* reaching record highs.

o In general, convertible securities underperformed equities by a substantial margin.

o Convertibles with exposure to Asian markets suffered as demand slackened throughout the Pacific region.

o Difficulties among some major high-yield issuers led convertible investors to reevaluate risks.

o Telecommunications and media mergers pushed valuations to high levels, while declining oil prices resulted in losses among energy-related issues.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

o The MainStay Convertible Fund returned 12.19% and 11.41% for Class A shares and Class B shares, respectively, excluding all sales charges, for the one-year period ended 6/30/98.

o Careful evaluation of risk and reward helped the Fund make sound investments in a market where many securities faced setbacks.

o The Fund benefited from convertibles in a wide range of industries, while energy and commodity holdings underperformed.

o Both share classes outperformed the average Lipper+ convertible fund, which returned 5.77% for the six months ended 6/30/98.

o    Since June of 1997, the Fund has been closed to new investors.

----------
*    See footnote on page 4 for more information on the S&P 500.

+ See footnote and table on page 12 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Convertible Fund versus S&P 500, First Boston
Convertible Securities Index, and Inflation


CLASS A SHARES SEC Returns: 1-Year 6.02%, 5-Year 11.36%, 10-Year 12.42%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                                             First Boston
                       MainStay          Convertible Securities         S%P
Period end          Convertible Fund             Index*                 500+             Inflation++
---------------------------------------------------------------------------------------------------
6/88                    $ 9,450                 $10,000                $10,000             $10,000
6/89                    $10,000                 $11,176                $12,055             $10,517
6/90                    $10,135                 $11,608                $14,043             $11,008
6/91                    $11,227                 $12,259                $15,081             $11,526
6/92                    $14,106                 $14,818                $17,103             $11,882
6/93                    $17,788                 $17,886                $19,434             $12,236
6/94                    $19,389                 $18,176                $19,708             $12,543
6/95                    $22,396                 $21,177                $24,846             $12,924
6/96                    $25,567                 $24,090                $31,306             $13,280
6/97                    $28,729                 $27,440                $42,172             $13,585
6/98                    $32,232                 $31,486                $54,887             $13,813

CLASS B SHARES SEC Returns: 1-Year 6.41%, 5-Year 11.89%, 10-Year 12.81%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                                             First Boston
                       MainStay          Convertible Securities         S%P
Period end          Convertible Fund             Index*                 500+             Inflation++
---------------------------------------------------------------------------------------------------
6/88                    $10,000                 $10,000                $10,000             $10,000
6/89                    $10,582                 $11,176                $12,055             $10,517
6/90                    $10,725                 $11,608                $14,043             $11,008
6/91                    $11,881                 $12,259                $15,081             $11,526
6/92                    $14,927                 $14,818                $17,103             $11,882
6/93                    $18,823                 $17,886                $19,434             $12,236
6/94                    $20,517                 $18,176                $19,708             $12,543
6/95                    $23,632                 $21,177                $24,846             $12,924
6/96                    $26,808                 $24,090                $31,306             $13,280
6/97                    $29,964                 $27,440                $42,172             $13,585
6/98                    $33,384                 $31,486                $54,887             $13,813

----------
     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/30/88 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 6/30/88 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 6/30/88. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The MainStay Convertible Fund, going forward, will measure its performance against the First Boston Convertible Securities Index. This index reflects the holdings of the Fund better than the S&P 500, against which the Fund is currently measured, and the subadvisor believes that it is, therefore, a better performance benchmark. The First Boston Convertible Securities Index generally includes 250 to 300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P, and have an issue size of greater than $100 million. Securities in the Fund will not precisely match those in the index and so, performance of the Fund will differ.

+ "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The first six months of 1998 provided positive stock market returns. Indeed, the S&P 500 Index* rose more than 17%, reaching record levels by the end of June. Unfortunately, the convertible bond market didn't keep pace with the equity market's advance. Problems among certain high-yield issuers, notably Sunbeam, Western Digital, FPA Medical, and Boston Chicken, caused investors to rethink their risk parameters. Problems in Asian markets also took a toll, with investors being forced to take losses even in highly liquid issues.

As a result, the convertible landscape was strewn with securities that faced difficulties, giving investors added incentive to carefully evaluate both the risk and reward potential of the securities they selected. Merger and acquisition activity in the telecommunications, cable, and media industries pushed prices to high levels, increasing the risk parameters of these convertibles, thus reducing the opportunities in some of the largest sectors of the convertible market. Declining oil prices caused energy-related issues to underperform, and slipping gold and silver prices caused precious-metal securities to show poor performance. Nevertheless, the market provided a wide range of opportunities among technology companies, retailers, and other issuers with strong fundamentals and positive earnings potential.

Given this context, how did the MainStay Convertible Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Convertible Fund returned 7.17% and 6.85% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes outperformed the average Lipper+ convertible fund, which returned 5.77% for the first half of 1998.

Why was the Fund able to outperform its peers?

We believe our investment process is the key to the Fund's outperformance. We do not just evaluate convertible securities, but also the underlying fundamentals that may affect stock performance. In this way, we get a well-rounded picture of how the company and its securities are likely to perform in various market environments. Our in-depth research is often able to detect potential problems, which was particularly important in a convertible market in which many securities faced setbacks. While we didn't avoid every company that had difficulties, we were able to identify several strong opportunities and avoided some of the biggest problem issues.

Which securities were the worst performers during the reporting period?

There were a few high-yield issuers that faced serious problems. Sunbeam and FPA Medical were large issuers whose fundamentals deteriorated. Fortunately, the Fund didn't participate in either of those companies' offerings. Another troublesome company was Boston Chicken, which the Fund held going into the reporting period. Although we had hoped to see a turnaround in operations,


Mergers and acquisitions
------------------------

A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

----------
*    See footnote on page 4 for more information on the S&P 500.

+ See footnote and table on page 12 for more information on Lipper Analytical Services, Inc.

Basis point
-----------

One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.


YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

CLASS A SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                         Total Return %
-------------------------------------------------
12/86                                   1.03
12/87                                  (8.58)
12/88                                   9.78
12/89                                   6.74
12/90                                  (6.70)
12/91                                  48.47
12/92                                  13.11
12/93                                  24.47
12/94                                  (1.34)
12/95                                  23.72
12/96                                  12.13
12/97                                  11.36
6/98                                    7.17

Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94.

See footnote * on page 12 for more information on performance.

CLASS B SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                         Total Return %
-------------------------------------------------
12/86                                   1.03
12/87                                  (8.58)
12/88                                   9.78
12/89                                   6.74
12/90                                  (6.70)
12/91                                  48.47
12/92                                  13.11
12/93                                  24.47
12/94                                  (1.34)
12/95                                  23.02
12/96                                  11.39
12/97                                  10.67
6/98                                    6.85

See footnote * on page 12 for more information on performance.


the management team failed to correct the company's difficulties and was eventually fired, and the convertibles performed very poorly. Although it was the worst holding in the Fund, the position was small and had a 40 basis point impact on overall performance.

Does the Fund continue to hold Boston Chicken?

Yes. We believe that the market has overreacted to the company's troubles and we believe security values could increase if a restructuring plan is put into place.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                           Percentage
---------------------------------------------
Computers & Office Equipment          8.0%
Health Care                           6.2%
Auto Parts                            6.2%
Software                              6.0%
Publishing                            5.2%
All Other                            68.4%

Actual percentages will vary over time. This chart does not include short positions in common stock and written call options.

Which securities did the Fund purchase during the reporting period?

World Color Press was one of the Fund's biggest purchases and a strong performer. We liked the company's management, the quality of its printing, and its reputation in the industry. We had bought and sold the convertibles last year in profitable transactions. When KKR, a major investor in World Color Press, elected to sell a portion of its holding, the price of the convertibles declined and we were able to make significant purchases over the second quarter of 1998 at attractive prices. The Fund purchased the bonds around par value and at the end of the reporting period they were trading at a premium, so they had a positive impact on the Fund's performance.

The Fund also bought 6% convertible bonds maturing in 2005 from Advanced Micro Devices. AMD is the second largest chip manufacturer behind Intel and appeared to have strong potential in its K6 chip, the company's answer to Intel's Pentium chip. Unfortunately, as demand in Asian markets declined, the price of AMD stock went from the mid-20s into the teens. That took a substantial toll on the Fund's performance. The Fund continues to hold the convertibles because they offer a yield to maturity over 9% and have good price appreciation potential.

Did the Fund have other major purchases during the first half of 1998?

As prices of real estate investment trust (REIT) securities declined through the second quarter, we felt that they were an attractive investment for the Fund based on both yield and valuation. In particular, we believed there was fundamental value in the retail REIT sector, which was benefiting from positive trends among major retailers.

In June, the Fund purchased a convertible preferred issued by General Growth Properties, one of the largest owners of shopping malls in the United States. The preferred issue offered a yield of 7.25%, and a very modest conversion premium, allowing the Fund to participate in much of the positive movement in the stock,


Par value
---------

The nominal or face value of a security. A bond selling at par, for example, is worth the same dollar value it was issued for or at which it will be redeemed at maturity. In price comparisons, 100 may be used to represent par value, with higher or lower values representing premiums or discounts, respectively.

Yield to maturity
-----------------

A concept that reflects the rate of return an investor would receive if an interest-bearing security were held to its maturity date.

Real estate investment trust (REIT)
-----------------------------------

A publicly traded company that manages a portfolio of real estate properties to earn profits for shareholders.

PORTFOLIO COMPOSITION AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                  Percentage
------------------------------------------------------------
Convertible Bonds                                     46.8%
Convertible Preferred Stocks                          31.6%
Common Stocks                                         13.4%
Purchased Put Options                                  3.2%
Preferred Stocks                                       0.6%
Coprorate Bonds                                        0.2%
Cash, Equivalents & Other Assets,
 Less Liabilities                                      4.2%

Actual percentages will vary over time. This chart does not include short positions in common stock and written call options.


with significant downside protection provided through the yield.

The Fund also purchased Bay Networks convertible bonds shortly before the company received a takeover bid from Northern Telecom. While the deal hadn't closed by the end of the first half of the year, the offer had a positive impact on the Fund's performance.

Did you anticipate the takeover?

The Fund purchased Bay Networks for its positive fundamentals. But given the size of the company and the amount of takeover activity in the communications sector, we felt it had strong potential as a takeover target and we're pleased to see the Fund's investors benefit from our security selection process.

Which securities did the Fund sell during the reporting period?

There were several. Perhaps the largest sale was Unisys. As the price of Unisys stock rose dramatically, their 8.25% convertibles were converted into common stock. Since this was one of the Fund's largest holdings, and the stock carried extra downside risk, we decided to sell some of the stock and purchase Unisys preferred, which has an attractive current yield, strong upside potential, and less downside risk. Unisys was the Fund's best performer during the first six months of 1998.

The Fund also experienced excellent results with Home Depot. With problems in the Asian markets, investors focused on purely domestic issues, with retailers receiving much of the attention. We purchased Home Depot bonds for the Fund when the convertibles were trading slightly above par value. Later, when the price of the bonds rose dramatically, we sold them realizing a substantial profit for the Fund.

Why doesn't the Fund continue to hold convertibles when they're increasing in value?

We try to balance upside potential and downside risk in proportions we believe are favorable for shareholders. For example, when we bought Mail-Well for the Fund in the fourth quarter of 1997, it had excellent upside potential and what we believed to be limited downside risk. As the price rose during the reporting period, it continued to have upside potential, but began to carry the full downside risk of the underlying stock. So the Fund sold it at a profit, even though it might have gone higher. We believe in managing both the upside and downside of the Fund's investment portfolio to give investors the combination of characteristics that makes convertibles attractive.

Are there other reasons to sell?

Certainly. If a security's underlying fundamentals falter, the Fund may sell it to avoid problems. That happened in the energy sector during the first half of 1998. As oil prices continued to drop, the Fund sold Diamond Offshore, EVI, and Lomack Petroleum--all at losses. Although many characteristics of these companies were strong throughout the reporting period, investors are projecting difficulties in the distant future, which have weakened the market's interest in these securities.

The Fund also sold Cendant, a company that resulted from the merger of CUC International and HFS. We liked Cendant's mandatory convertible preferreds when the Fund purchased them, but during the first half of the year, questions about accounting irregularities at CUC International resulted in both the stock and mandatory convertible preferreds being severely punished. When the stock rebounded, the Fund sold the mandatory convertible preferreds and moved into the convertible bonds, which should provide greater downside protection if the stock decreases from current levels.

Which securities provided the best performance for the Fund during the first half of 1998?

Unisys was by far the Fund's best performer. The stock doubled in price during the reporting period. We've already discussed the Fund's move into Unisys convertible preferred. Everything about Unisys was positive for the Fund in the first half of the year.

S3 is a computer graphics firm that did not perform well in 1997, but rebounded strongly in the first six months of 1998. We believed the company had strong potential and our assessment paid off for shareholders when the price of the convertibles rose from the 50s to the 70s on speculation that the company might be taken over. S3, which was cash flow neutral as of 6/30/98, should generate positive cash flows in the second half of the year, and we think it has positive potential for the Fund going forward.

The Fund also did well with Time Warner convertible bonds and preferreds. In the strong cable and media market, the stock did very well and the convertibles followed suit. When they rose to the level where they took on the downside characteristics of equities, we sold the Fund's position to reduce the Fund's risk profile and take profits.

The Fund also had success with Station Casinos, an owner of both Las Vegas and riverboat casino properties. The company was acquired by Crescent Real Estate in January 1998, resulting in the preferred


Mandatory convertible preferred
-------------------------------

A security that is similar to a common stock with an attractive yield feature. Generally, mandatory convertible preferreds perform more like modified equities rather than true convertibles.

Cash flow
---------

The amount of income or earnings available to cover outstanding liabilities and other obligations, including debt service.

Premium
-------

The amount by which a bond sells above its face or par value. For example, a bond with a face value of $1,000 would sell for a $100 premium when it cost $1,100. Different from the conversion premium, which is the amount by which the price of a convertible exceeds the market price of the underlying stock.

Bottom-up investing
-------------------

Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.


securities increasing over 20% during the reporting period.

Were there other success stories?

Yes. Newell Corp. convertibles moved from around 50 when the Fund bought them last year to around 60 at the end of June 1998. So we pared back on the Fund's position to take profits. Newell is a little-known company that takes major brands from Rolodex and ball point pens to household products and streamlines their manufacturing and distribution process. This "integration" process has been largely responsible for the company's success, and their securities have been positive for the Fund.

Do any of the Fund's convertible holdings ever get called?

Unfortunately, they sometimes do. The Fund purchased Consolidated Natural Gas at a premium and lost money when the bonds were called at par. The impact was slightly negative, and something of a surprise, since the securities were well past their call date.

Were there Fund holdings that performed poorly during the first half of the year?

Commodity prices, including precious metals, declined substantially during the reporting period. The Fund held Coeur d'Alene, a major name in silver and gold mining that performed poorly as precious metal prices declined. Freeport-McMoRan also issued a security that was convertible into an instrument that reflected the price of silver. As silver prices declined, the security also underperformed.

Is the Fund overweighted or underweighted in any sectors of the market?

Generally speaking, we are bottom-up investors, which means we select securities for the Fund based on their individual merits, rather than on sector characteristics. After identifying the growth potential in retail REITs, the Fund closed the first half of 1998 overweighted in REIT securities. The Fund was also overweighted in energy, and we believe that the larger energy companies may provide better performance and more resilience to market forces. The Fund ended the first half of the year underweighted in media, which we believe is overvalued. The Fund is also underweighted in steel, as metals and heavy manufacturing have both shown weakness in recent months, particularly with the General Motors strike.

Why is the Fund closed to new investors?

That decision was made over a year ago to protect investors from liquidity problems that could arise because of the substantial size of the Fund in a relatively small convertible market. The Trustees believe it is in the best interest of shareholders to maintain this policy, but may change it in the future if market conditions warrant.

What is your outlook going forward?

We continue to remain cautious about the potential for credit problems. Having seen problems in several high-yield issuers, we will continue to do careful credit research before we invest. The disjointed, sector-specific behavior of the market may pose both opportunities and hazards going forward. As we head into the third quarter, we're beginning to find potential opportunities among so-called busted convertibles, which are convertibles that trade like regular income securities because their stock price has fallen significantly.

We will continue to focus on both the risk and reward characteristics of all the securities we consider as the Fund seeks capital appreciation together with current income.

Denis Laplaige
Neil Feinberg
Thomas Wynn
Portfolio Managers
MacKay Shields Financial Corporation


Liquidity
---------

Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

As of 6/2/97, this Fund was closed to new investors.

Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 6/30/98

=====================================================================================================
Fund average annual total returns*
=====================================================================================================
                                                                                       Life of Fund
                            1 year             5 years           10 years             through 6/30/98
Class A                     12.19%             12.62%            13.05%                   10.70%
Class B                     11.41%             12.14%            12.81%                   10.51%

=====================================================================================================
Fund SEC returns*
=====================================================================================================
                                                                                       Life of Fund
                            1 year             5 years           10 years             through 6/30/98
Class A                     6.02%              11.36%            12.42%                   10.19%
Class B                     6.41%              11.89%            12.81%                   10.51%

=====================================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
=====================================================================================================
                                                                                       Life of Fund
                            1 year             5 years           10 years             through 6/30/98
Class A                     35 out of            n/a                 n/a                  20 out of
                            50 funds                                                      32 funds
Class B                     36 out of          15 out of           5 out of                4 out of
                            50 funds           24 funds           17 funds                 8 funds
Average Lipper
convertible
securities fund             14.08%             12.60%             11.66%                   9.58%

=====================================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
=====================================================================================================
                        NAV 6/30/98                      Income                    Capital Gains
Class A                   $14.25                        $0.2521                        $0.0000
Class B                   $14.25                        $0.1978                        $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/98. Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

Top 10 Holdings as of 6/30/98
=========================================================================================
HOLDING                                                                            AMOUNT
=========================================================================================
MascoTech, Inc., 4.50%, due 12/15/03                                          $35,232,000
Microsoft Corp., $2.196, Series A                                              34,912,500
World Color Press, Inc., 6.00%, due 10/1/07                                    24,585,750
Unisys Corp., $3.75, Series A                                                  23,810,325
RPM, Inc. of Ohio, (zero coupon), due 9/30/12                                  21,468,484
Merrill Lynch & Co., Inc., 7.25%, Series SAI                                   20,437,750
Advanced Micro Devices, Inc., 6.00%, due 5/15/05                               18,122,000
Newell Financial Trust I, 5.25%                                                17,790,500
Hollinger, Inc., (zero coupon), due 9/30/12                                    17,674,850
Pennzoil Co., 4.75%, due 10/1/03                                               17,548,125

10 Largest Purchases for the six months ended 6/30/98
=========================================================================================
SECURITY                                                               AMOUNT OF PURCHASE
=========================================================================================
Hilton Hotels Corp., 5.00%, due 5/15/06 and Common Stock                      $59,554,503
Time Warner, Inc., (zero coupon), due 6/22/13 and Common Stock                 44,567,076
World Color Press, Inc., 6.00%, due 10/1/07 and Common Stock                   43,546,137
Unisys Corp., $3.75, Series A Preferred Stock and Common Stock                 38,004,813
MascoTech, Inc., 4.50%, due 12/15/03 and Common Stock                          31,866,054
Owens Corning Capital LLC, 6.50%
      Preferred Stock and Owens Corning Common Stock                           27,857,341
Advanced Micro Devices, Inc., 6.00%, due 5/15/05 and Common Stock              26,114,592
Integrated Health Services, Inc., 6.00%, due 1/1/03 and Common Stock           25,348,413
Diamond Offshore Drilling, Inc., 3.75%, due 2/15/07 and Common Stock           22,327,550
Station Casinos, Inc., 7.00% Preferred Stock and Common Stock                  20,643,010

10 Largest Sales for the six months ended 6/30/98
==========================================================================================
SECURITY                                                                    AMOUNT OF SALE
==========================================================================================
Hilton Hotels Corp., 5.00%, due 5/15/06 and Common Stock                      $57,341,560
Time Warner, Inc., (zero coupon), due 6/22/13 and Common Stock                 44,842,367
Unisys Corp., $3.75, Series A Preferred Stock and Common Stock                 38,302,951
Mail-Well, Inc., 5.00%, due 11/1/02 and Common Stock                           29,872,615
Apple Computer, Inc., 6.00%, due 6/1/01 and Common Stock                       28,650,020
Loral Space & Communications Ltd., 6.00%
      Series C Preferred Stock and Common Stock                                27,342,947
Apple South, Inc., $3.50, Series A Preferred Stock, $3.50
      Preferred Stock and Common Stock                                         24,251,450
World Color Press, Inc., 6.00%, due 10/1/07 and Common Stock                   22,913,230
Diamond Offshore Drilling, Inc., 3.75%, due 2/15/07 and Common Stock           20,315,459
Newell Financial Trust I, 5.25% Preferred Stock and Newell Co. Common Stock    19,789,424

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. Dollar amounts represent the aggregate value of the Fund's long positions and do not include the value of the Fund's short positions, if any. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

MainStay Convertible Fund


                                                  Principal
                                                    Amount              Value
                                                 ===============================
CONVERTIBLE SECURITIES (78.4%)+
BONDS (46.8%)

AUTO PARTS (5.0%)
Mark IV Industries, Inc.
  4.75%, due 11/1/04 ..................          $ 4,850,000         $ 4,492,313
  4.75%, due 11/1/04 (c)...............            4,150,000           3,843,938
MascoTech, Inc.
  4.50%, due 12/15/03 (d)..............           36,700,000          35,232,000
                                                                     -----------
                                                                      43,568,251
                                                                     -----------

BANKS (0.4%)
Mitsubishi Bank Limited
  International Finance
  (Bermuda) Trust
  3.00%, due 11/30/02..................            3,950,000           3,821,625
                                                                     -----------

BIOTECHNOLOGY (0.3%)
Aviron
  5.75%, due 4/1/05 ...................            2,000,000           2,327,500
                                                                     -----------

CELLULAR TELEPHONE (0.3%)
United States Cellular Corp.
  (zero coupon), due 6/15/15 (q).......            6,000,000           2,265,000
                                                                     -----------

CHEMICALS (2.5%)
RPM, Inc. of Ohio
  (zero coupon), due 9/30/12 (q).......           40,650,000          21,468,484
                                                                     -----------

COMPUTER PERIPHERALS (0.4%)
Adaptec, Inc.
  4.75%, due 2/1/04....................            4,100,000           3,239,000
                                                                     -----------

COMPUTERS & OFFICE EQUIPMENT (3.6%)
Applied Magnetics Corp.
  7.00%, due 3/15/06 ..................            8,075,000           4,037,015
Cirrus Technology, Inc.
  6.00%, due 12/15/03 .................            2,700,000           2,187,000
Cymer, Inc.
  3.50%, due 8/6/04 (c)................            4,500,000           3,403,125
HMT Technology Corp.
  5.75%, due 1/15/04 ..................              500,000             350,000
  5.75%, due 1/15/04 (c)...............            2,500,000           1,750,000
InaCom Corp.
  4.50%, due 11/1/04...................            2,000,000           2,052,500
Integrated Process Equipment Corp.
  6.25%, due 9/15/04...................            4,000,000           3,020,000
  6.25%, due 9/15/04 (c)...............            5,000,000           3,775,000
Safeguard Scientifics, Inc.
  6.00%, due 2/1/06 (c)(d).............            5,775,000           8,431,500
Trikon Technologies, Inc.
  (zero coupon), due 10/15/01 (g)......              160,000              89,600
  (zero coupon), due 10/15/01 (c)(g)               3,225,000           1,806,000
                                                                     -----------
                                                                      30,901,740
                                                                     -----------
DOMESTIC OILS (1.1%)
Texaco Capital, Inc.
  3.50%, due 8/5/04 (l)................            9,550,000           9,955,875
                                                                     -----------
DRUGS (1.8%)
Alza Corp.
  (zero coupon), due 7/14/14 (a).......            7,000,000           4,130,000
Fuisz Technologies, Ltd.
  7.00%, due 10/15/04 .................              350,000             358,750
Roche Holdings, Inc.
  Series DTC
  (zero coupon), due 4/2/10 (q)........            9,600,000           5,472,000
Sepracor, Inc.
  6.25%, due 2/15/05 (c)...............            4,750,000           5,308,125
                                                                     -----------
                                                                      15,268,875
                                                                     -----------

ELECTRICAL EQUIPMENT (0.7%)
Antec Corp.
  4.50%, due 5/15/03 (c)...............            5,000,000           5,825,000
                                                                     -----------

ENERGY (2.0%) Pennzoil Co.
  Series U.S.
  4.75%, due 10/1/03 (d)...............           12,250,000          17,548,125
                                                                     -----------

FINANCE (0.0%) (b)
Cityscape Financial Corp.
  6.00%, due 5/1/06 (g)................              500,000              27,500
                                                                     -----------

FOOD, BEVERAGES & TOBACCO (0.2%)
Chock Full O' Nuts Corp.
  7.00%, due 4/1/12 ...................            1,700,000           1,683,000
                                                                     -----------

HEALTH CARE (2.9%)
HEALTHSOUTH Corp.
  3.25%, due 4/1/03....................            8,500,000           8,383,125
Integrated Health Services, Inc.
  5.75%, due 1/1/01 ...................            5,000,000           5,876,550


----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1998 unaudited

                                                  Principal
                                                    Amount              Value
                                                 ===============================
BONDS (Continued)

HEALTH CARE (Continued)
Tenet Healthcare Corp.
  6.00%, due 12/1/05...................          $10,500,000         $ 9,240,000
Veterinary Centers of America, Inc.
  5.25%, due 5/1/06....................            2,000,000           1,755,000
                                                                     -----------
                                                                      25,254,675
                                                                     -----------

INDUSTRIAL (1.1%)
Thermo Instrument Systems, Inc.
  4.00%, due 1/15/05...................            9,500,000           9,440,625
                                                                     -----------

INSURANCE (0.3%)
Statesman Group, Inc.
  6.25%, due 5/1/03....................            2,750,000           2,970,000
                                                                     -----------

LEISURE (0.2%)
Family Golf Centers, Inc.
  5.75%, due 10/15/04..................            1,450,000           1,761,750
                                                                     -----------

MEDICAL EQUIPMENT (0.4%)
Thermo Cardiosystems, Inc.
  4.75%, due 5/15/04 (c)...............            3,000,000           3,067,500
                                                                     -----------

NON-DEFENSE ELECTRONICS (0.3%)
Oak Industries, Inc.
  4.875%, due 3/3/08 (c)...............            2,000,000           2,197,500
                                                                     -----------

OIL SERVICES (1.1%)
Diamond Offshore Drilling, Inc.
  3.75%, due 2/15/07...................            2,000,000           2,325,000
Loews Corp.
  3.125%, due 9/15/07..................            8,250,000           7,507,500
                                                                     -----------
                                                                       9,832,500
                                                                     -----------

PAPER & FOREST PRODUCTS (0.3%)
Thermo Fibertek, Inc.
  4.50%, due 7/15/04 (c)...............            3,000,000           3,030,000
                                                                     -----------

PERSONAL SERVICES (1.0%)
Equity Corporation International
  4.50%, due 12/31/04 .................            2,700,000           2,970,000
  4.50%, due 12/31/04 (c)..............            5,500,000           6,050,000
                                                                     -----------
                                                                       9,020,000
                                                                     -----------

PERSONNEL SERVICES (1.7%)
Interim Services, Inc.
  4.50%, due 6/1/05....................            2,500,000           2,706,250
Metamor Worldwide, Inc.
  2.94%, due 8/15/04...................           12,450,000          12,169,875
                                                                     -----------
                                                                      14,876,125
                                                                     -----------

PUBLISHING (4.9%)
Hollinger, Inc.
  Series U.S.
  (zero coupon), due 10/5/13 (d)(m)               42,590,000          17,674,850
World Color Press, Inc.
  6.00%, due 10/1/07...................           22,050,000          24,585,750
                                                                     -----------
                                                                      42,260,600
                                                                     -----------

RESTAURANTS & LODGING (1.0%)
Boston Chicken, Inc.
  (zero coupon), due 6/1/15............           26,600,000           1,729,000
  4.50%, due 2/1/04 ...................            5,600,000           1,120,000
CKE Restaurants, Inc.
  4.25%, due 3/15/04 (c)...............            4,000,000           4,200,000
Hilton Hotels Corp.
  5.00%, due 5/15/06...................            2,000,000           2,080,000
                                                                     -----------
                                                                       9,129,000
                                                                     -----------

RETAIL (1.4%)
Action Performance Companies, Inc.
  4.75%, due 4/1/05 (c)................            2,000,000           1,895,000
Michaels Stores, Inc.
  6.75%, due 1/15/03 (d)(q)............            8,010,000           8,510,625
PETsMART, Inc.
  6.75%, due 11/1/04 (c)...............            1,500,000           2,004,375
                                                                     -----------
                                                                      12,410,000
                                                                     -----------

SEMICONDUCTORS (3.7%)
Advance Micro Devices, Inc.
  6.00%, due 5/15/05 ..................           22,100,000          18,122,000
C-Cube Microsystem, Inc.
  5.875%, due 11/1/05..................            3,500,000           3,036,250
S3, Incorporated
  5.75%, due 10/1/03 ..................           10,265,000           7,570,437
Xilinx Inc.
  5.25%, due 11/1/02 ..................            4,000,000           3,800,000
                                                                     -----------
                                                                      32,528,687
                                                                     -----------

SOFTWARE (1.8%)
BEA Systems, Inc.
  4.00%, due 6/15/05 (c)...............            9,750,000          10,383,750



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


                                                  Principal
                                                    Amount              Value
                                                 ===============================
BONDS (Continued)

SOFTWARE (Continued)
System Software Associates, Inc.
  7.00%, due 9/15/02...................          $ 4,250,000         $ 3,378,750
Vantive Corp.
  4.75%, due 9/1/02 ...................            2,500,000           2,162,500
                                                                     -----------
                                                                      15,925,000
                                                                     -----------

SPECIALIZED SERVICES (0.9%)
CUC International, Inc.
  3.00%, due 2/15/02 ..................            6,650,000           6,583,500
  3.00%, due 2/15/02 (c)...............            1,500,000           1,485,000
                                                                     -----------
                                                                       8,068,500
                                                                     -----------

STEEL, ALUMINUM & OTHER METALS (2.0%)
Coeur d'Alene Mines Corp.
  7.25%, due 10/31/05 .................            1,000,000             730,000
  7.25%, due 10/31/05 (c)..............           14,800,000          10,804,000
Inco Ltd.
  5.75%, due 7/1/04 (m)................            5,900,000           5,516,500
                                                                     -----------
                                                                      17,050,500
                                                                     -----------

TECHNOLOGY (1.1%)
Thermo Electron Corp.
  4.25%, due 1/1/03 (c)................            8,800,000           9,416,000
                                                                     -----------

TELECOMMUNICATION EQUIPMENT (1.5%)
Comverse Technology, Inc.
  4.50%, due 7/1/05 (c)................            2,500,000           2,556,250
  5.75%, due 10/1/06...................            4,550,000           5,767,125
World Access, Inc.
  4.50%, due 10/1/02 ..................            4,800,000           4,920,000
                                                                     -----------
                                                                      13,243,375
                                                                     -----------

TELECOMMUNICATION SERVICES (0.9%)
Rogers Communications, Inc.
  2.00%, due 11/26/05 (m)..............              500,000             310,000
Telecom Corp. of New Zealand Ltd.
  5.75%, due 4/1/03 (c)................            3,000,000           3,075,000
Tel-Save Holdings, Inc.
  5.00%, due 12/15/04 .................            2,000,000           1,565,000
  5.00%, due 12/15/04 (c)..............            3,375,000           2,640,938
                                                                     -----------
                                                                       7,590,938
                                                                     -----------
Total Convertible Bonds
  (Cost $408,939,396)..................                              406,973,250



                                                    Shares              Value
                                                 ===============================
PREFERRED STOCKS (31.6%)

AEROSPACE (0.3%)
Coltec Capital Trust
  5.25% (c)............................               60,600           2,908,800
                                                                     -----------

AUTO PARTS (1.0%)
Tower Auto Capital, Inc.
  6.75% (c)............................              178,000           8,566,250
                                                                     -----------


BIOTECHNOLOGY (0.7%)
Alkermes, Inc.
  6.50%................................               42,500           1,769,062
  6.50% (c)............................              110,000           4,578,750
                                                                     -----------
                                                                       6,347,812
                                                                     -----------

BUILDING MATERIALS (1.9%)
Owens Corning Capital LLC
  6.50% (c)............................              295,000          16,077,500
                                                                     -----------

CABLE (1.7%)
Cablevision Systems Corp.
  8.50%, Series I (d)(i1)..............               96,700           6,182,756
United International Holdings, Inc.
  4.00%, Series A (n)..................               53,641           8,636,201
                                                                     -----------
                                                                      14,818,957
                                                                     -----------

CASINOS (1.0%)
Station Casinos, Inc.
  7.00%, Series A .....................              182,900           9,064,981
                                                                     -----------

CHEMICALS (0.1%)
Merrill Lynch & Co., Inc.
  6.25% (j1)...........................               35,600           1,121,400
                                                                     -----------

COMPUTERS & OFFICE EQUIPMENT (2.8%)
Unisys Corp.
  $3.75, Series A .....................              455,700          23,810,325
                                                                     -----------

CONGLOMERATES (0.5%)
Corning Delaware L.P.
  6.00% (d)............................               81,500           4,604,750
                                                                     -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                    Shares              Value
                                                 ===============================
PREFERRED STOCKS (Continued)


CONSUMER STAPLES (2.1%)
Newell Financial Trust I
  5.25%................................              299,000        $ 17,790,500
                                                                    ------------


DOMESTIC OIL & GAS (1.1%)
Enron Corp.
  6.25%................................              321,000           6,420,000
Tesoro Petroleum Corp.
  7.25%................................              175,000           2,789,062
                                                                    ------------
                                                                       9,209,062
                                                                    ------------


DOMESTIC OILS (0.3%)
Nuevo Financing I
  5.75%, Series A .....................               55,000           2,512,813
                                                                    ------------


ENERGY (0.2%)
Chesapeake Energy Corp.
  7.00% (c)............................               47,000           2,009,250
                                                                    ------------


FOOD, BEVERAGES & TOBACCO (0.9%)
Chiquita Brands International, Inc.
  $2.875, Series A.....................               98,500           4,518,688
  $3.75, Series B......................               57,000           3,220,500
                                                                    ------------
                                                                       7,739,188
                                                                    ------------


HEALTH CARE (0.8%)
Owens & Minor Trust I
  5.375% (c)...........................              130,000           4,875,000
Sun Financing I
  7.00% (c)............................              100,000           2,275,000
                                                                    ------------
                                                                       7,150,000
                                                                    ------------


HOME BUILDING (0.2%)
Fleetwood Capital Trust
  6.00% (c)............................               37,000           1,974,875
                                                                    ------------


HOUSEHOLD PRODUCTS (0.2%)
AJL PEPS
  $1.44 (h)............................              240,900           1,686,300
                                                                    ------------


INSURANCE (2.9%)
Conseco Financing Trust IV
  7.00%, Series F......................               95,000           5,035,000
Merrill Lynch & Co., Inc.
  7.25% (d)(j2)........................              281,900          20,437,750
                                                                    ------------
                                                                      25,472,750
                                                                    ------------


MACHINERY (0.3%)
Ingersoll-Rand Co.
  6.75%................................              100,000           2,400,000
                                                                    ------------


NATURAL GAS PIPELINES (0.9%)
El Paso Energy Capital Trust I
  4.75%................................              145,500           7,711,500
                                                                    ------------


PAPER & FOREST PRODUCTS (1.7%)
International Paper Co.
  5.25% (d)............................              289,600          14,480,000
                                                                    ------------


REAL ESTATE (1.8%)
General Growth Properties, Inc.
  7.25%................................              259,000           6,539,750
Lodgian Capital Trust I
  7.00% (c)............................              168,000           7,938,000
Security Capital Pacific Trust
  $1.44, Series A......................               46,700           1,406,838
                                                                    ------------
                                                                      15,884,588
                                                                    ------------


RESTAURANTS & LODGING (0.7%)
Suiza Capital Trust II
  5.50% (c)............................              125,000           6,187,500
                                                                    ------------


SOFTWARE (4.0%) Microsoft Corp.
  $2.196, Series A (d).................              367,500          34,912,500
                                                                    ------------


STEEL, ALUMINUM & OTHER METALS (0.8%)
Timet Capital Trust I
  6.625%...............................               35,000           1,522,500
WHX Corp.
  $3.75, Series B......................              115,300           5,073,200
                                                                    ------------
                                                                       6,595,700
                                                                    ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                                    Shares              Value
                                                 ===============================
PREFERRED STOCKS (Continued)


TELECOMMUNICATION EQUIPMENT (1.1%)
Loral Space & Communications Ltd.
  6.00%, Series C .....................               80,500         $ 6,178,375
QUALCOMM Financial Trust
  5.75%................................               71,000           3,425,750
                                                                    ------------
                                                                       9,604,125
                                                                    ------------


TELECOMMUNICATION SERVICES (0.4%)
Metromedia International Group
  7.25%................................               44,000           2,266,000
Nextlink Communications, Inc.
  6.50% (c) ...........................               15,000             783,750
                                                                    ------------
                                                                       3,049,750
                                                                    ------------


TRANSPORTATION (1.2%)
Union Pacific Capital Trust
  6.25% (c) ...........................              230,000          10,651,990
                                                                    ------------
Total Preferred Stocks
  (Cost $263,320,384) .................                              274,343,166
                                                                    ------------
Total Convertible Securities
  (Cost $672,259,780) .................                              681,316,416
                                                                    ------------

                                                  Principal
                                                   Amount
                                                 ===========
CORPORATE BONDS (0.2%)


COMPUTERS & OFFICE EQUIPMENT (0.2%)
Businessland, Inc.
  5.50%, due 3/1/07....................           $1,936,000           1,277,760
                                                                    ------------


FINANCE (0.0%) (b)
Cityscape Financial Corp.
  12.75%, due 6/1/04 (g)...............            1,000,000             400,000
                                                                    ------------


HOUSING (0.0%) (b)
UDC Homes, Inc.
  Series C
  (zero coupon)
  due 11/1/00 (a)(f)...................               18,799               5,264
                                                                    ------------
Total Corporate Bonds
  (Cost $1,628,462)....................                                1,683,024
                                                                    ------------

                                                    Shares              Value
                                                 ===============================
COMMON STOCKS (13.4%)


APPLIANCES & FURNITURE (0.1%)
Sherman Williams Co. (The).............               25,000          $  828,125
                                                                    ------------


BUILDING MATERIALS (0.3%)
American Standard Companies, Inc. (a)                 67,000           2,994,062
                                                                    ------------


BUSINESS SERVICES (0.0%) (b)
Iron Mountain, Inc. (a)................                  983              43,989
                                                                    ------------


CHEMICALS (0.2%)
Agrium, Inc............................               59,100             746,137
Monsanto Co............................               18,500           1,033,687
RPM, Inc. of Ohio (a)..................                6,075             103,275
                                                                    ------------
                                                                       1,883,099
                                                                    ------------


COMPUTER NETWORKING (0.3%)
Bay Networks, Inc. (a).................               72,000           2,322,000
                                                                    ------------


COMPUTER PERIPHERALS (0.0%)(b)
Adaptec, Inc. (a)......................                  100               1,431
                                                                    ------------


COMPUTERS & OFFICE EQUIPMENT (1.2%)
BISYS Group, Inc. (The) (a)............               29,200           1,197,200
Seagate Technology, Inc. (a)...........              150,000           3,571,875
Unisys Corp. (a).......................              154,700           4,370,265
Vanstar Corp. (a)......................              100,000           1,456,250
                                                                    ------------
                                                                      10,595,590
                                                                    ------------


DOMESTIC OIL & GAS (0.8%)
Apache Corp............................              103,833           3,270,739
Snyder Oil Corp........................              120,300           2,398,481
Tuboscope, Inc. (a)....................               58,000           1,145,500
                                                                    ------------
                                                                       6,814,720
                                                                    ------------


DOMESTIC OILS (1.0%)
Nuevo Energy Co. (a)...................                7,100             228,087
Oryx Energy Co. (a)....................               85,000           1,880,625
Phillips Petroleum Co..................               25,000           1,204,687
Santa Fe Energy Resources, Inc. (a)....              371,900           3,997,925
Texaco, Inc............................               25,000           1,492,187
                                                                    ------------
                                                                       8,803,511
                                                                    ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                    Shares              Value
                                                 ===============================
COMMON STOCKS (Continued)


DRUGS (0.1%)
PhyCor, Inc. (a).......................               57,000        $    944,062
                                                                    ------------


ELECTRIC UTILITIES (0.3%)
EL Paso Electric Co. (a)...............               43,500             399,656
Wisconsin Energy Corp..................               87,100           2,645,662
                                                                    ------------
                                                                       3,045,318
                                                                    ------------


ELECTRICAL EQUIPMENT (0.1%)
Alcatel Alsthom S.A. (CGE) ADR (e).....               31,300           1,273,519
                                                                    ------------


ENERGY (0.9%)
Abacan Resource Corp. (a)..............              160,500             100,313
Burlington Resources, Inc. (a).........               80,000           3,445,000
OGE Energy Corp........................               43,000           1,161,000
Union Pacific Resources Group, Inc.....              175,000           3,073,438
                                                                    ------------
                                                                       7,779,751
                                                                    ------------


EXPLORATION & PRODUCTION (0.3%)
EEX Corp. (a)..........................              121,500           1,139,063
Lomak Petroleum, Inc...................              100,000           1,043,750
                                                                    ------------
                                                                       2,182,813
                                                                    ------------


FINANCE (0.3%)
Everest Reinsurance Holdings, Inc......               70,300           2,702,156
                                                                    ------------


FOOD, BEVERAGES & TOBACCO (0.4%)
International Multifoods Corp..........               56,400           1,551,000
Philip Morris Companies, Inc...........               47,500           1,870,313
                                                                    ------------
                                                                       3,421,313
                                                                    ------------


GAS UTILITIES (0.2%)
MarketSpan Corp. (a)...................               57,112           1,709,791
                                                                    ------------


HEALTH CARE (2.2%)
HEALTHSOUTH Corp. (a)..................               30,000             800,625
Integrated Health Services, Inc........              361,089          13,540,854
Owens & Minor, Inc.....................               88,900             889,000
United HealthCare Corp.................               35,000           2,222,500
Veterinary Centers Of America, Inc. (a)               76,300           1,435,394
                                                                    ------------
                                                                      18,888,373
                                                                    ------------


HOUSEHOLD PRODUCTS (0.0%) (b)
Amway Japan Ltd. ADR (e)...............               50,000             271,875
                                                                    ------------


MEDIA (0.6%)
Time Warner, Inc.......................               57,759           4,934,785
                                                                    ------------


MINING (0.5%)
Barrick Gold Corp......................              165,500           3,175,531
Homestake Mining Co....................               72,500             752,188
                                                                    ------------
                                                                       3,927,719
                                                                    ------------


PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.................                2,800             120,400
Repap Enterprises, Inc. (a)(o).........            9,294,809           1,516,901
                                                                    ------------
                                                                       1,637,301
                                                                    ------------


PUBLISHING (0.3%)
Mail-Well, Inc. (a)....................               70,000           1,518,125
World Color Press, Inc. (a)............               31,800           1,113,000
                                                                    ------------
                                                                       2,631,125
                                                                    ------------


REAL ESTATE (0.0%)(b)
General Growth Properties, Inc.........                3,900             145,763
                                                                    ------------


RECREATION & ENTERTAINMENT (0.2%)
Alliance Gaming Corp. (a)..............              388,144           1,552,576
                                                                    ------------


RESTAURANTS & LODGING (0.5%)
Hilton Hotels Corp.....................               29,500             840,750
Starwood Hotels & Resorts..............               78,000           3,768,375
                                                                    ------------
                                                                       4,609,125
                                                                    ------------


RETAIL (0.0%) (b)
Action Performance Companies, Inc. (a)                 7,700             247,844
                                                                    ------------


SEMICONDUCTORS (0.3%)
C-Cube Microsystems, Inc. (a)..........               25,000             464,063
Level One Communications, Inc. (a).....               97,100           2,281,850
                                                                    ------------
                                                                       2,745,913
                                                                    ------------


SPECIALIZED SERVICES (0.5%)
Catalina Marketing Corp. (a)...........               40,000           2,077,500
Cendant Corp. (a)......................              100,000           2,087,500
                                                                    ------------
                                                                       4,165,000
                                                                    ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                                    Shares              Value
                                                 ===============================
COMMON STOCKS (Continued)


STEEL, ALUMINUM & OTHER METALS (0.4%)
National Steel Corp....................               95,222        $  1,130,761
Reynolds Metals Co.....................               34,700           1,941,031
WHX Corp. (a)..........................               20,000             257,500
Worthington Industries, Inc............               19,400             292,213
                                                                    ------------
                                                                       3,621,505
                                                                    ------------


TECHNOLOGY (0.3%)
Thermo Electron Corp. (a)..............               69,000           2,358,938
                                                                    ------------


TELECOMMUNICATION EQUIPMENT (0.6%)
Comverse Technology, Inc. (a)..........               20,000           1,037,500
DSC Communications Corp. (a)...........               19,600             588,000
Loral Space & Communications Ltd. (a)                 50,000           1,412,500
QUALCOMM, Inc. (a).....................                4,800             269,700
RF Micro Devices, Inc. (a).............              150,000           1,631,250
                                                                    ------------
                                                                       4,938,950
                                                                    ------------


TELECOMMUNICATION SERVICES (0.1%)
Rogers Communications, Inc.
  Class B (a)(o).......................              108,000             962,056
                                                                    ------------


TEXTILE & APPAREL (0.2%)
Burlington Industries, Inc.............               96,200           1,352,813
                                                                    ------------
Total Common Stocks
  (Cost $116,839,149)..................                              116,336,911
                                                                    ------------


PREFERRED STOCK (0.6%)


MINING (0.6%)
Freeport-McMoRan
  Copper & Gold, Inc.
  Series Silver (d)(i2)(k).............              330,000           5,568,750
                                                                    ------------
Total Preferred Stock
  (Cost $5,626,500)....................                                5,568,750
                                                                    ------------
Total Long-Term Investments
  (Cost $794,725,429)..................                              804,905,101
                                                                    ------------

                                                  Number of
                                                  Contracts             Value
                                                 ===============================
PURCHASED PUT OPTIONS (3.2%)


AUTO PARTS (0.2%)
MascoTech, Inc.
  Expire July 1998
  Strike Price $30.00..................                3,400         $ 2,040,000
                                                                    ------------


BIOTECHNOLOGY (0.0%) (b)
Alkermes, Inc.
  Expire July 1998
  Strike Price $26.00..................                  150             121,875
                                                                    ------------


CABLE (0.1%)
Cablevision Systems Corp.
  Expire August 1998
  Strike Price $95.00..................                  600             750,000
                                                                    ------------


CASINOS (0.1%)
Station Casinos, Inc.
  Expire July 1998
  Strike Price $18.00..................                2,150             712,295
                                                                    ------------


CHEMICALS (0.0%) (b)
RPM, Inc. of Ohio
  Expire July 1998
  Strike Price $20.00..................                  517             158,357
                                                                    ------------


COMPUTERS & OFFICE EQUIPMENT (0.2%)
Cirrus Technology, Inc.
  Expire July 1998
  Strike Price $13.00..................                  230              40,250
HMT Technology Corp.
  Expire July 1998
  Strike Price $14.00..................                  330             185,625
InaCom Corp.
  Expire July 1998
  Strike Price $38.00..................                  500             312,500
Safeguard Scientifics, Inc.
  Expire July 1998
  Strike Price $52.00..................                1,210           1,247,873
Vanstar Corp.
  Expire July 1998
  Strike Price $19.00..................                  900             376,920
                                                                    ------------
                                                                       2,163,168
                                                                    ------------


CONGLOMERATES (0.3%)
Owens Corning
  Expire July 1998
  Strike Price $48.00..................                3,200           2,300,160
                                                                    ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  Number of
                                                  Contracts             Value
                                                 ===============================
PURCHASED PUT OPTIONS (Continued)


CONSUMER STAPLES (0.1%)
Newell Co.
  Expire July 1998
  Strike Price $57.00..................                1,050        $    754,740
                                                                    ------------


DOMESTIC OILS (0.2%)
Texaco, Inc.
  Expire July 1998
  Strike Price $75.00..................                1,010           1,546,613
                                                                    ------------


DRUGS (0.1%)
Alza Corp.
  Expire July 1998
  Strike Price $56.00..................                  570             726,750
                                                                    ------------


ELECTRICAL EQUIPMENT (0.0%)(b)
Antec Corp.
  Expire July 1998
  Strike Price $25.00..................                  500              90,650
  Expire August 1998
  Strike Price $29.00..................                  500             290,650
                                                                    ------------
                                                                         381,300
                                                                    ------------


ENERGY (0.2%)
Chevron Corp.
  Expire July 1998
  Strike Price $94.00..................                  650             666,250
  Strike Price $98.00..................                  750           1,068,750
                                                                    ------------
                                                                       1,735,000
                                                                    ------------


HEALTHCARE (0.3%)
Integrated Health Services, Inc.
  Expire July 1998
  Strike Price $45.00..................                2,760           2,070,000
Owens & Minor, Inc.
  Expire August 1998
  Strike Price $14.00..................                1,250             500,000
Ventas, Inc.
  Expire July 1998
  Strike Price $19.00..................                  700             363,160
                                                                    ------------
                                                                       2,933,160
                                                                    ------------


INDUSTRIAL (0.0%)(b)
Thermo Instrument Systems, Inc.
  Expire July 1998
  Strike Price $34.00..................                  200             155,000
                                                                    ------------


INSURANCE (0.1%)
SunAmerica, Inc.
  Expire July 1998
  Strike Price $58.00..................                  140               7,882
  Strike Price $61.00..................                1,250             445,375
                                                                    ------------
                                                                         453,257
                                                                    ------------


MACHINERY (0.1%)
Ingersoll-Rand Co.
  Expire July 1998
  Strike Price $55.00..................                  450             492,210
                                                                    ------------


NATURAL GAS PIPELINES (0.1%)
El Paso Natural Gas Co.
  Expire July 1998
  Strike Price $45.00..................                  750             506,250
                                                                    ------------


OIL SERVICES (0.2%)
Diamond Offshore Drilling, Inc.
  Expire July 1998
  Strike Price $53.00..................                1,700           2,156,960
                                                                    ------------


PAPER & FOREST PRODUCTS (0.1%)
International Paper Co.
  Expire July 1998
  Strike Price $59.00..................                  750           1,200,000
                                                                    ------------


PERSONNEL SERVICES (0.0%) (b)
Metamor Worldwide, Inc.
  Expire July 1998
  Strike Price $40.00..................                  900             433,170
                                                                    ------------


RETAIL (0.0%) (b)
Action Performance Companies, Inc.
  Expire August 1998
  Strike Price $38.00..................                  500             290,650
                                                                    ------------


SEMICONDUCTORS (0.1%)
Advance Micro Devices, Inc.
  Expire July 1998
  Strike Price $24.00..................                  950             659,110
                                                                    ------------


SOFTWARE (0.2%) Microsoft Corp.
  Expire August 1998
  Strike Price $125.00.................                  920           1,529,500
                                                                    ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                                  Number of
                                                  Contracts             Value
                                                 ===============================
PURCHASED PUT OPTIONS (Continued)


SOFTWARE (Continued)
Systems Software Associates, Inc.
  Expire July 1998
  Strike Price $10.00..................                1,000        $    287,500
                                                                    ------------
                                                                       1,817,000
                                                                    ------------


SPECIALIZED SERVICES (0.1%)
Cendant Corp.
  Expire August 1998
  Strike Price $27.00..................                1,000             650,000
                                                                    ------------


STEEL, ALUMINUM & OTHER METALS (0.2%)
Coeur d'Alene Mines Corp.
  Expire July 1998
  Strike Price $12.00..................                1,502             788,550
Inco Ltd.
  Expire July 1998
  Strike Price $18.00..................                1,100             481,250
WHX Corp.
  Expire July 1998
  Strike Price $17.00..................                1,604             611,605
                                                                    ------------
                                                                       1,881,405
                                                                    ------------


TELECOMMUNICATION EQUIPMENT (0.1%)
Comverse Technology, Inc.
  Expire August 1998
  Strike Price $62.00..................                  400             405,000
QUALCOMM, Inc.
  Expire July 1998
  Strike Price $62.00..................                  500             290,650
                                                                    ------------
                                                                         695,650
                                                                    ------------


TRANSPORTATION (0.1%)
Union Pacific Corp.
  Expire July 1998
  Strike Price $56.00..................                  400             480,000
                                                                    ------------
Total Purchased Put Options
  (Cost $32,843,459)...................                               28,194,080
                                                                    ------------

                                                  Principal
                                                    Amount             Value
                                                 ===============================
SHORT-TERM INVESTMENT (1.5%)


COMMERCIAL PAPER (1.5%)
General Electric Corp.
  5.70%, due 7/2/98....................          $13,000,000        $ 12,997,942
                                                                    ------------
Total Short-Term Investment
  (Cost $12,997,942)...................                               12,997,942
                                                                    ------------
Total Investments
  (Cost $842,195,292)(r)...............                 97.3%        846,097,123(s)
Cash and Other Assets,
  Less Liabilities.....................                  2.7          23,455,360
                                                 -----------        ------------
Net Assets.............................                100.0%       $869,552,483
                                                 ===========        ============

                                                   Shares
                                                 ===========
SHORT POSITIONS (-0.6%)
COMMON STOCKS (-0.6%)


CABLE (-0.1%)
Cablevision Systems Corp.
  Class A..............................               (4,400)           (367,400)
                                                                    ------------


COMPUTERS & OFFICE EQUIPMENT (-0.3%)
Applied Magnetics Corp.................             (382,800)         (2,918,850)
                                                                    ------------


FINANCE (-0.0%) (b)
Cityscape Financial Corp...............              (17,000)               (680)
                                                                    ------------


HEALTH CARE (-0.0%) (b)
Integrated Health Services, Inc. ......                 (142)             (5,325)
                                                                    ------------


HOUSEHOLD PRODUCTS (-0.1%)
Amway Japan Ltd. (p)...................              (73,977)           (402,250)
Amway Japan Ltd. ADR (e)...............              (47,400)           (502,057)
                                                                    ------------
                                                                        (904,307)
                                                                    ------------


REAL ESTATE (-0.1%)
Security Capital Pacific Trust.........              (21,139)           (475,628)
                                                                    ------------


SEMICONDUCTORS (-0.0%)(b)
C-Cube Microsystems, Inc...............              (10,000)           (185,625)
                                                                    ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   Shares              Value
                                                 ===============================
COMMON STOCKS (Continued)


TELECOMMUNICATIONS EQUIPMENT (-0.0%) (b)
Comverse Technology, Inc...............               (2,200)         $ (114,125)
                                                                    ------------
Total Common Stocks
  (Proceeds $12,780,174)...............                               (4,971,940)
                                                                    ------------

                                                  Number of
                                                  Contracts
                                                 ===========
WRITTEN CALL OPTIONS (-0.0%) (b)


AUTO PARTS (-0.0%)(b)
MascoTech, Inc.
  Expire July 1998
  Strike Price $30.00..................               (3,400)             (3,400)
                                                                    ------------


BIOTECHNOLOGY (-0.0%) (b)
Alkermes, Inc.
  Expire July 1998
  Strike Price $26.00..................                 (150)               (150)
                                                                    ------------


CABLE (-0.0%) (b)
Cablevision Systems Corp.
  Expire August 1998
  Strike Price $95.00..................                 (600)               (600)
                                                                    ------------


CASINOS (-0.0%) (b)
Station Casinos, Inc.
  Expire July 1998
  Strike Price $18.00..................               (2,150)             (2,150)
                                                                    ------------


CHEMICALS (-0.0%) (b)
RPM, Inc. of Ohio
  Expire July 1998
  Strike Price $20.00..................                 (517)               (517)
                                                                    ------------


COMPUTERS & OFFICE EQUIPMENT (-0.0%) (b)
Cirrus Technology, Inc.
  Expire July 1998
  Strike Price $13.00..................                 (230)               (230)
HMT Technology Corp.
  Expire July 1998
  Strike Price $14.00..................                 (330)               (330)


                                                  Number of
                                                  Contracts             Value
                                                 ===============================
COMPUTERS & OFFICE EQUIPMENT (Continued)
InaCom Corp.
  Expire July 1998
  Strike Price $38.00..................                 (500)       $      (500)
Safeguard Scientifics, Inc.
  Expire July 1998
  Strike Price $52.00..................               (1,210)             (1,210)
Vanstar Corp.
  Expire July 1998
  Strike Price $19.00..................                 (900)               (900)
                                                                    ------------
                                                                          (3,170)
                                                                    ------------


CONGLOMERATES (-0.0%) (b)
Owens Corning
  Expire July 1998
  Strike Price $48.00..................               (3,200)             (3,200)
                                                                    ------------


CONSUMER STAPLES (-0.0%) (b)
Newell Co.
  Expire July 1998
  Strike Price $57.00..................               (1,050)             (1,050)
                                                                    ------------


DOMESTIC OILS (-0.0%) (b)
Texaco, Inc.
  Expire July 1998
  Strike Price $75.00..................               (1,010)             (1,010)
                                                                    ------------


DRUGS (-0.0%) (b)
Alza Corp.
  Expire July 1998
  Strike Price $56.00..................                 (570)               (570)
                                                                    ------------


ELECTRICAL EQUIPMENT (-0.0%) (b)
Antec Corp.
  Expire July 1998
  Strike Price $25.00..................                 (500)               (500)
  Expire August 1998
  Strike Price $29.00..................                 (500)               (500)
                                                                    ------------
                                                                          (1,000)
                                                                    ------------


ENERGY (-0.0%) (b) Chevron Corp.
  Expire July 1998
  Strike Price $94.00..................                 (650)               (650)
  Strike Price $98.00..................                 (750)               (750)
                                                                    ------------
                                                                          (1,400)
                                                                    ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                                  Number of
                                                  Contracts             Value
                                                 ===============================
WRITTEN CALL OPTIONS (Continued)


HEALTHCARE (-0.0%) (b)
Integrated Health Services, Inc.
  Expire July 1998
  Strike Price $45.00..................               (2,760)           $ (2,760)
Owens & Minor, Inc.
  Expire August 1998
  Strike Price $14.00..................               (1,250)             (1,250)
Ventas, Inc.
  Expire July 1998
  Strike Price $19.00..................                 (700)               (700)
                                                                    ------------
                                                                          (4,710)
                                                                    ------------


INDUSTRIAL (-0.0%) (b)
Thermo Instrument Systems, Inc.
  Expire July 1998
  Strike Price $34.00..................                 (200)               (200)
                                                                    ------------


INSURANCE (-0.0%) (b)
SunAmerica, Inc.
  Expire July 1998
  Strike Price $58.00..................                 (140)               (140)
  Strike Price $61.00..................               (1,250)             (1,250)
                                                                    ------------
                                                                          (1,390)
                                                                    ------------


MACHINERY (-0.0%) (b)
Ingersoll-Rand Co.
  Expire July 1998
  Strike Price $55.00..................                 (450)               (450)
                                                                    ------------


NATURAL GAS PIPELINES (-0.0%) (b)
El Paso Natural Gas Co.
  Expire July 1998
  Strike Price $45.00..................                 (750)               (750)
                                                                    ------------


OIL SERVICES (-0.0%) (b)
Diamond Offshore Drilling, Inc.
  Expire July 1998
  Strike Price $53.00..................               (1,700)             (1,700)
                                                                    ------------


PAPER & FOREST PRODUCTS (-0.0%) (b)
International Paper Co.
  Expire July 1998
  Strike Price $59.00..................                 (750)               (750)
                                                                    ------------


PERSONNEL SERVICES (-0.0%) (b)
Metamor Worldwide, Inc.
  Expire July 1998
  Strike Price $40.00..................                 (900)               (900)
                                                                    ------------


RETAIL (-0.0%) (b)
Action Performance Companies, Inc.
  Expire August 1998
  Strike Price $38.00..................                 (500)               (500)
                                                                    ------------


SEMICONDUCTORS (-0.0%) (b)
Advance Micro Devices, Inc.
  Expire July 1998
  Strike Price $24.00..................                 (950)               (950)
                                                                    ------------


SOFTWARE (-0.0%) (b)
Microsoft Corp.
  Expire August 1998
  Strike Price $125.00.................                 (920)               (920)
Systems Software Associates, Inc.
  Expire July 1998
  Strike Price $10.00..................               (1,000)             (1,000)
                                                                    ------------
                                                                          (1,920)
                                                                    ------------


SPECIALIZED SERVICES (-0.0%) (b)
Cendant Corp.
  Expire August 1998
  Strike Price $27.00..................               (1,000)             (1,000)
                                                                    ------------


STEEL, ALUMINUM & OTHER METALS (-0.0%) (b)
Coeur d'Alene Mines Corp.
  Expire July 1998
  Strike Price $12.00..................               (1,502)             (1,502)
Inco Ltd.
  Expire July 1998
  Strike Price $18.00..................               (1,100)             (1,100)
WHX Corp.
  Expire July 1998
  Strike Price $17.00..................               (1,604)             (1,604)
                                                                    ------------
                                                                          (4,206)
                                                                    ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  Number of
                                                  Contracts             Value
                                                 ===============================
WRITTEN CALL OPTIONS (Continued)


TELECOMMUNICATION EQUIPMENT (-0.0%) (b)
Comverse Technology, Inc.
  Expire August 1998
  Strike Price $62.00..................                 (400)       $       (400)
QUALCOMM, Inc.
  Expire July 1998
  Strike Price $62.00..................                 (500)               (500)
                                                                    ------------
                                                                            (900)
                                                                    ------------


TRANSPORTATION (-0.0%) (b)
Union Pacific Corp.
  Expire July 1998
  Strike Price $56.00..................                 (400)               (400)
                                                                    ------------
Total Written Call Options
  (Proceeds $38,943)...................                                  (38,943)
                                                                    ------------
Total Short Positions
  (Proceeds $12,819,117)...............                             $ (5,010,883)
                                                                    ============

----------
(a)  Non-income producing security.

(b)  Less than one tenth of a percent.

(c)  May be sold to institutional investors only.

(d)  Partially segregated as margin against common stock short position.

(e)  ADR--American Depository Receipt.

(f)  Issuer in bankruptcy.

(g)  Issuer in default.

(h) PEPS--Premium Exchangeable Participating Shares--each PEP is exchangeable for 1.25 American Depository Shares of Amway Japan on 2/15/99.

(i1) Depository Shares--each share represents one-tenth of a share of Series I convertible preferred stock.

(i2) Depository Shares--each share represents 0.025 shares of a share of silver denominated preferred stock.

(j1) STRYPES--Structured Yield Product Exchangeable for IMC Global, Inc. common stock.

(j2) STRYPES--Structured Yield Product Exchangeable for SunAmerica, Inc. common stock.

(k)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.

(l)  Euro-dollar bond.

(m)  Yankee bond.

(n)  Restricted security.

(o)  Canadian security.

(p)  Japanese security.

(q) LYON--Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.

(r)  The cost for Federal income tax purposes is $843,202,889.

(s) At June 30, 1998 net unrealized appreciation was $2,894,234, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $61,123,019 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $58,228,785.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $842,195,292) .....   $846,097,123
Cash ..................................................................        128,485
Deposit with broker for securities sold short .........................     12,780,174
Receivables:
  Investment securities sold ..........................................     41,694,128
  Dividends and interest ..............................................     20,864,984
  Fund shares sold ....................................................        233,607
Unrealized appreciation on forward foreign currency contracts .........        181,266
                                                                          ------------
    Total assets ......................................................    921,979,767
                                                                          ------------
LIABILITIES:
Securities sold short (proceeds $12,780,174) ..........................      4,971,940
Options written (premiums received $38,943) ...........................         38,943
Payables:
  Investment securities purchased .....................................     39,431,914
  Fund shares redeemed ................................................      1,056,479
  NYLIFE Distributors .................................................        684,719
  MainStay Management .................................................        529,121
  Transfer agent ......................................................        117,201
  Custodian ...........................................................         40,547
  Trustees ............................................................          5,827
Accrued expenses ......................................................        108,003
Dividend payable ......................................................      5,442,590
                                                                          ------------
    Total liabilities .................................................     52,427,284
                                                                          ------------
Net assets ............................................................   $869,552,483
                                                                          ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A .............................................................   $     39,869
  Class B .............................................................        570,217
Additional paid-in capital ............................................    812,473,654
Accumulated undistributed net investment income .......................        619,290
Accumulated undistributed net realized gain on investments ............     43,958,122
Net unrealized appreciation on investments ............................      3,901,831
Net unrealized appreciation on securities sold short ..................      7,808,234
Net unrealized appreciation on forward foreign currency contracts .....        181,266
                                                                          ------------
Net assets ............................................................   $869,552,483
                                                                          ============
CLASS A
Net assets applicable to outstanding shares ...........................   $ 56,825,958
                                                                          ============
Shares of beneficial interest outstanding .............................      3,986,878
                                                                          ============
Net asset value per share outstanding .................................   $      14.25
Maximum sales charge (5.50% of offering price) ........................           0.83
                                                                          ------------
Maximum offering price per share outstanding ..........................   $      15.08
                                                                          ============
CLASS B
Net assets applicable to outstanding shares ...........................   $812,726,525
                                                                          ============
Shares of beneficial interest outstanding .............................     57,021,746
                                                                          ============
Net asset value and offering price per share outstanding ..............   $      14.25
                                                                          ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a) .....................................................................   $  7,246,152
  Interest ..........................................................................     15,064,347
                                                                                        ------------
    Total income ....................................................................     22,310,499
                                                                                        ------------
Expenses:
  Management ........................................................................      3,260,759
  Distribution--Class B .............................................................      3,158,231
  Service--Class A ..................................................................         79,464
  Service--Class B ..................................................................      1,052,744
  Transfer agent ....................................................................        872,458
  Dividends on securities sold short ................................................        825,326
  Shareholder communication .........................................................        125,419
  Custodian .........................................................................         99,791
  Recordkeeping .....................................................................         59,000
  Professional ......................................................................         47,923
  Trustees ..........................................................................         12,360
  Registration ......................................................................         11,119
  Miscellaneous .....................................................................         17,085
                                                                                        ------------
    Total expenses ..................................................................      9,621,679
                                                                                        ------------
Net investment income ...............................................................     12,688,820
                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions .............................................................     61,188,262
  Securities sold short .............................................................    (13,352,849)
  Option transactions ...............................................................     (5,017,599)
  Foreign currency transactions .....................................................      1,095,775
                                                                                        ------------
Net realized gain on investments and foreign currency transactions ..................     43,913,589
                                                                                        ------------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions .............................................................     (2,902,178)
  Securities sold short .............................................................      8,718,853
  Forward foreign currency contracts ................................................       (868,265)
                                                                                        ------------
Net unrealized gain on investments and foreign currency transactions ................      4,948,410
                                                                                        ------------
Net realized and unrealized gain on investments and foreign currency transactions ...     48,861,999
                                                                                        ------------
Net increase in net assets resulting from operations ................................   $ 61,550,819
                                                                                        ============

----------
(a)  Dividends recorded net of foreign withholding taxes of $8,657.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                   Six months
                                                                                      ended          Year ended
                                                                                    June 30,        December 31,
                                                                                      1998*             1997
                                                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income .......................................................   $  12,688,820    $  32,411,201
  Net realized gain on investments ............................................      61,188,262       75,766,771
  Net realized loss on short sale transactions ................................     (13,352,849)      (6,578,078)
  Net realized loss on option transactions ....................................      (5,017,599)              --
  Net realized gain on foreign currency transactions ..........................       1,095,775        1,087,917
  Net change in unrealized appreciation on security transactions ..............      (2,902,178)     (20,895,179)
  Net change in unrealized depreciation on securities sold short ..............       8,718,853       12,260,878
  Net change in unrealized appreciation on forward foreign currency contracts .        (868,265)         637,775
                                                                                  -------------    -------------
  Net increase in net assets resulting from operations ........................      61,550,819       94,691,285
                                                                                  -------------    -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A ...................................................................      (1,067,772)      (2,668,900)
    Class B ...................................................................     (11,540,147)     (30,007,599)
  From net realized gain on investments:
    Class A ...................................................................              --       (5,382,678)
    Class B ...................................................................              --      (70,065,339)
                                                                                  -------------    -------------
      Total dividends and distributions to shareholders .......................     (12,607,919)    (108,124,516)
                                                                                  -------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ...................................................................       3,684,804       15,235,444
    Class B ...................................................................      20,341,680      123,016,962
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
    Class A ...................................................................         556,420        7,544,470
    Class B ...................................................................       5,820,512       89,693,078
                                                                                  -------------    -------------
                                                                                     30,403,416      235,489,954

  Cost of shares redeemed:
    Class A ...................................................................     (15,147,669)     (14,025,978)
    Class B ...................................................................    (100,431,308)    (156,109,349)
                                                                                  -------------    -------------
      Increase (decrease) in net assets derived from capital share transactions     (85,175,561)      65,354,627
                                                                                  -------------    -------------
      Net increase (decrease) in net assets ...................................     (36,232,661)      51,921,396

NET ASSETS:
Beginning of period ...........................................................     905,785,144      853,863,748
                                                                                  -------------    -------------
End of period .................................................................   $ 869,552,483    $ 905,785,144
                                                                                  =============    =============
Accumulated undistributed net investment income at end of period ..............   $     619,290    $     538,389
                                                                                  =============    =============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                              Class A           Class B           Class A         Class B         Class A         Class B
                            -----------       -----------       -----------     -----------     -----------     -----------
                                   Six months ended                      Year ended                      Year ended
                                    June 30, 1998*                    December 31, 1997               December 31, 1996
                            -----------------------------       ---------------------------     ---------------------------
Net asset value at
  beginning of period ...   $     13.53       $     13.52       $     13.81     $     13.80     $     13.45     $     13.45
                            -----------       -----------       -----------     -----------     -----------     -----------
Net investment income ...          0.25              0.21              0.60            0.51            0.57            0.48
Net realized and
  unrealized gain (loss)
  on investments ........          0.72              0.72              0.91            0.91            1.02            1.02
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions ..........          0.00(b)           0.00(b)           0.03            0.03            0.02            0.02
                            -----------       -----------       -----------     -----------     -----------     -----------
Total from investment
  operations ............         14.50             14.45              1.54            1.45            1.61            1.52
                            -----------       -----------       -----------     -----------     -----------     -----------
Less dividends and
  distributions:
From net investment
  income ................         (0.25)            (0.20)            (0.60)          (0.51)          (0.62)          (0.54)
From net realized gain
  on investments ........            --                --             (1.22)          (1.22)          (0.63)          (0.63)
                            -----------       -----------       -----------     -----------     -----------     -----------
Total dividends and
  distributions .........         (0.25)            (0.20)            (1.82)          (1.73)          (1.25)          (1.17)
                            -----------       -----------       -----------     -----------     -----------     -----------
Net asset value at end of
  period ................   $     14.25       $     14.25       $     13.53     $     13.52     $     13.81     $     13.80
                            ===========       ===========       ===========     ===========     ===========     ===========
Total investment
  return (a) ............          7.17%             6.85%            11.36%          10.67%          12.13%          11.39%
Ratios (to average
 net assets)/
 Supplemental Data:
    Net investment
      income ............          3.50%+            2.75%+            4.10%           3.47%            4.4%            3.8%
    Expenses ............          1.32%+            2.07%+            1.45%           2.08%            1.5%            2.1%
Portfolio turnover rate .           183%              183%              273%            273%            296%            296%
Net assets at end of
  period (in 000's) .....   $    56,826       $   812,726       $    64,246     $   841,540     $    56,621     $   797,243

                                                                                  Class B
                                                                --------------------------------------------
                              Class A           Class B         September 1
                            -----------       -----------        through             Year ended August 31
                                    Year ended                  December 31      ---------------------------
                                  December 31, 1995                1994**            1994            1993
                            -----------       -----------       -----------      -----------     -----------
Net asset value at
  beginning of period ...   $     11.67       $     11.67       $     12.83      $     13.92     $     11.46
                            -----------       -----------       -----------      -----------     -----------
Net investment income ...          0.59              0.51              0.19             0.50            0.92
Net realized and
  unrealized gain (loss)
  on investments ........          2.14              2.14             (0.71)            0.70            2.45
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions ..........         (0.00)(b)         (0.00)(b)            --            (0.01)             --
                            -----------       -----------       -----------      -----------     -----------
Total from investment
  operations ............          2.73              2.65             (0.52)            1.19            3.37
                            -----------       -----------       -----------      -----------     -----------
Less dividends and
  distributions:
From net investment
  income ................         (0.55)            (0.47)            (0.21)           (0.49)          (0.42)
From net realized gain
  on investments ........         (0.40)            (0.40)            (0.43)           (1.79)          (0.49)
                            -----------       -----------       -----------      -----------     -----------
Total dividends and
  distributions .........         (0.95)            (0.87)            (0.64)           (2.28)          (0.91)
                            -----------       -----------       -----------      -----------     -----------
Net asset value at end of
  period ................   $     13.45       $     13.45       $     11.67      $     12.83     $     13.92
                            ===========       ===========       ===========      ===========     ===========
Total investment
  return (a) ............         23.72%            23.02%            (4.09%)           8.95%          30.80%
Ratios (to average
 net assets)/
 Supplemental Data:
    Net investment
      income ............           4.9%              4.3%              4.8%+            3.5%            3.4%
    Expenses ............           1.5%              2.1%              1.9%+            1.9%            1.9%
Portfolio turnover rate .           243%              243%               77%             269%            370%
Net assets at end of
  period (in 000's) .....   $    26,836       $   427,461       $   180,304      $   160,407     $    58,943

----------
*    Unaudited.

**   The Fund changed its fiscal year end from August 31 to December 31.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.

(b)  Less than one cent per share.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.


Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market

Notes to Financial Statements unaudited


where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value at maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign currency exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay Convertible Fund


Forward foreign currency contract open at June 30, 1998:

                                               Contract Amount          Contract Amount           Unrealized
                                                    Sold                   Purchased             Appreciation
                                               ---------------          ---------------          ------------
Foreign Currency Sale Contract

Japanese Yen vs. US$, expiring 8/19/98        (YEN)617,622,000             $4,664,819              $181,266
                                                                                                   ========

----------
(YEN)  Japanese Yen.

Securities Sold Short. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

Purchased and Written Options. The Fund may write covered call and put options on its portfolio securities. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securties purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Purchased option activity for the period ended June 30, 1998 was as follows:

                                                                               Number of
                                                                               Contracts         Premium
                                                                             -------------    -------------
Options outstanding at December 31, 1997 .................................           3,900    $   4,755,450
Options--assigned ........................................................         (62,927)     (50,746,899)
Options--purchased .......................................................         217,797      187,072,324
Options--sold ............................................................        (119,827)    (108,237,416)
                                                                             -------------    -------------
Options outstanding at June 30, 1998 .....................................          38,943    $  32,843,459
                                                                             =============    =============

Written option activity for the period ended June 30, 1998 was as follows:

                                                                               Number of
                                                                               Contracts         Premium
                                                                             -------------    -------------
Options outstanding at December 31, 1997 .................................            (100)   $     (34,699)
Options--expired .........................................................         101,227          364,895
Options--written .........................................................        (183,131)        (597,890)
Options--buybacks ........................................................          43,061          228,751
                                                                             -------------    -------------
Options outstanding at June 30, 1998 .....................................         (38,943)   $     (38,943)
                                                                             =============    =============


Restricted Security. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. The Fund may not invest more than 10% of its net assets in illiquid securities.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 15% of its net assets in illiquid securities.

Restricted security held at June 30, 1998:

                                                                                                                        Percent
                                                    Acquisition                                        6/30/98            of
Security                                               Date          Shares           Cost              Value         Net Assets
--------                                            -----------      ------        ----------        ----------       ----------
United International Holdings, Inc.
    4.00%, Series A
    Convertible Preferred Stock....................   8/1/97         53,641        $7,307,261        $8,636,201          1.0%
                                                                                   ==========        ==========          ===

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

MainStay Convertible Fund


Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expense incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-today portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.72%. For the six months ended June 30, 1998 the Manager earned $3,260,759.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.36% of the average daily net assets of the Fund.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $6,207 for the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $879,957 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $894,002.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $13,211 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $59,000 for the six months ended June 30, 1998.

MainStay Convertible Fund


Note 4--Deposit with Broker:

Cash deposited with broker in the amount of $12,780,174 is partially restricted as collateral for securities sold short.


Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of U.S. Government securities were $9,855 and $9,777, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $1,457,222 and $1,428,505, respectively.


Note 6--Capital Share Transactions (in 000's):

                                                                          Six months ended                 Year ended
                                                                           June 30, 1998*               December 31, 1997
                                                                       ----------------------        ----------------------
                                                                       Class A        Class B        Class A        Class B
                                                                       -------        -------        -------        -------
Shares sold ........................................................       261          1,429          1,070          8,666
Shares issued in reinvestment of dividends and distributions .......        38            401            551          6,561
                                                                       -------        -------        -------        -------
                                                                           299          1,830          1,621         15,227
Shares redeemed ....................................................    (1,061)        (7,039)          (973)       (10,777)
                                                                       -------        -------        -------        -------
Net increase (decrease) ............................................      (762)        (5,209)           648          4,450
                                                                       =======        =======        =======        =======

----------
*    Unaudited.

                      [This page intentionally left blank]

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE FUND(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                       MainStay Convertible Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MAINSTAY(R) FUNDS


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Convertible Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA06-08/98
[RECYCLED SYMBOL]

Table of Contents

President's Letter                                                             2

MainStay Value Fund Highlights                                                 3

$10,000 Invested in the MainStay
Value Fund versus S&P 500 and
Inflation--Class A & Class B Shares                                            4

Portfolio Management Discussion and Analysis                                   5

Year-by-Year & Six-Month Performance                                           6

Diversification by Industry--Top 5                                             7

Portfolio Composition                                                          8

Returns & Lipper Rankings                                                     10

Top 10 Equity Holdings                                                        11

10 Largest Purchases                                                          11

10 Largest Sales                                                              11

Portfolio of Investments                                                      12

Unaudited Financial Statements                                                15

Notes to Financial Statements                                                 19

The MainStay Funds                                                            24

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998

----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Value Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

 .    A robust economy, with low interest rates, modest inflation, and low unemployment moved stocks higher in the first six months of 1998.

 .    Weakness in Asian economies caused a flight to high-quality companies with predictable earnings growth.

 .    Merger and acquisition activity was high, with several large transactions that occurred mostly outside traditional value sectors.

 .    With investors primarily focused on large-cap growth stocks, the S&P 500*
     advanced to record levels in June

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

 .    The MainStay Value Fund returned 14.12% and 13.40% for Class A shares and
     Class B shares, respectively, excluding all sales charges, for the one-year period ended 6/30/98.

 .    The Fund used the underperformance of value stocks to add to its holdings in several sectors at low prices.

 .    The Fund benefited from individual security selection among automotive and financial stocks and selected retailers.

 .    Both share classes underperformed the average Lipper+ growth and income fund, which returned 12.11% for the six months ended 6/30/98.

----------
*    See footnote on page 4 for more information on the S&P 500 Index.

+ See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the
MainStay Value Fund versus
S&P 500 and Inflation


CLASS A SHARES SEC Returns: 1-Year 7.84%, 5-Year 14.68%, 10-Year 15.84%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                    MainStay
Period end         Value Fund               S&P 500*               Inflation+
--------------------------------------------------------------------------------
6/88                $ 9,450                 $10,000                 $10,000
6/89                $11,608                 $12,055                 $10,517
6/90                $12,355                 $14,043                 $11,008
6/91                $13,824                 $15,081                 $11,526
6/92                $17,257                 $17,103                 $11,882
6/93                $20,723                 $19,434                 $12,238
6/94                $22,000                 $19,708                 $12,543
6/95                $25,300                 $24,846                 $12,924
6/96                $30,280                 $31,306                 $13,280
6/97                $38,122                 $42,172                 $13,585
6/98                $43,504                 $54,887                 $13,813

CLASS B SHARES SEC Returns: 1-Year 8.40%, 5-Year 15.30%, 10-Year 16.26%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                    MainStay
Period end         Value Fund               S&P 500*               Inflation+
--------------------------------------------------------------------------------
6/88                $10,000                 $10,000                 $10,000
6/89                $12,284                 $12,055                 $10,517
6/90                $13,074                 $14,043                 $11,008
6/91                $14,628                 $15,081                 $11,526
6/92                $18,261                 $17,103                 $11,882
6/93                $21,929                 $19,434                 $12,238
6/94                $23,281                 $19,708                 $12,543
6/95                $26,695                 $24,846                 $12,924
6/96                $31,764                 $31,306                 $13,280
6/97                $39,786                 $42,172                 $13,585
6/98                $45,116                 $54,887                 $13,813

----------
     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 6/30/88 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450 and includes the historical performance of the Class B shares for periods from 6/30/88 through 12/31/94. The Class B graph assumes an initial investment of $10,000 made on 6/30/88. Returns shown do not reflect the Contingent Deferred Sales Charge (CDSC), as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

With U.S. gross domestic product increasing more than investors anticipated in the first half of 1998, the stock market enjoyed robust returns. Low interest rates, benign inflation, low unemployment, and a rallying bond market were among the many factors that influenced investors during the reporting period.

A number of factors combined to focus investor attention on large-capitalization growth stocks and away from value issues. Continuing difficulties in Asian markets spread to China, Latin America, and Russia, causing a flight to quality, which attracted investors to domestic names and highly liquid securities. Declining oil, gold, and copper prices caused weakness among energy and commodity-related issues, which are traditionally in deep value sectors.

Financial stocks did well in a declining rate environment, with low inflation keeping the Federal Reserve Board from taking any action. With strong consumer confidence, higher employment, and wage increases during the first half of the year, retailers and selected automotive and auto-related stocks showed strength. Transportation issues and tobacco stocks, on the other hand, showed relatively weak performance. During the period, the top 30 stocks in the S&P 500* accounted for half of the total return of the Index. This is an unusual concentration, the magnitude of which was last seen in late 1972.

Given this context, how did the MainStay Value Fund perform in the six months ended 6/30/98?

For the six months ended 6/30/98, the MainStay Value Fund returned 3.73% and 3.36% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper+ growth and income fund, which returned 12.11% for the six months ended 6/30/98.

What factors caused the Fund to underperform its peers?

Value stocks in general were out of favor throughout the first half of 1998. Due to our strict deep value investment disciplines, most of the best-performing stocks fell outside of our valuation tolerance.

The Fund did not compromise its value disciplines to seek higher returns in a period when growth stocks were in favor. Instead, we utilized the weakness in value stocks to reposition the portfolio and seek issues at attractive prices during the reporting period, often in declining market sectors.

Which stocks did the Fund purchase during the first half of the year?

The most significant allocation change in the portfolio was in the energy sector, which represents about 8% of the S&P 500, but as of June 30, represented about 13% of the Fund's portfolio. In particular, we bought or added to the Fund's posi-


Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Growth versus
value
-------------

Growth investments typically include stocks with rising prices and positive earnings trends. Value stocks typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.

Flight to quality
-----------------

When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

----------
*    See page 4 for more information on the S&P 500.

+ See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

YEAR-BY-YEAR & SIX-MONTH PERFORMANCE

CLASS A SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                         Total Return %
-------------------------------------------------
12/86                                   (9.51)
12/87                                   (2.57)
12/88                                   16.11
12/89                                   21.38
12/90                                   (6.05)
12/91                                   41.26
12/92                                   19.52
12/93                                   13.55
12/94                                   (0.22)
12/95                                   28.74
12/96                                   21.84
12/97                                   21.88
6/98                                     3.73

Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94.

See footnote * on page 10 for more information on performance.

CLASS B SHARES

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                         Total Return %
-------------------------------------------------
12/86                                   (9.51)
12/87                                   (2.57)
12/88                                   16.11
12/89                                   21.38
12/90                                   (6.05)
12/91                                   41.26
12/92                                   19.52
12/93                                   13.55
12/94                                   (0.22)
12/95                                   28.01
12/96                                   21.11
12/97                                   21.29
6/98                                     3.36

See footnote * on page 10 for more information on performance.


tions in a number of exploration and production companies including Union Pacific Resources, Oryx Energy, Apache Corp., Noble Affiliates, Inc., and Texaco. We found the stocks compelling on the basis of their price to cash flow valuations. While these stocks were punished during the first six months because of falling oil prices and reduced demand in Asia, we believe that if supply and demand fundamentals improve, these issues may have strong potential going forward.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                         Percentage
-------------------------------------------
Electric Utilities                 12.6%
Insurance                           9.7%
Oil                                 7.6%
Health Care                         6.7%
Banks                               5.8%
All Other                          57.6%

Actual percentages will vary over time.


Late in the second quarter, cyclical stocks returned to our screens as strong value candidates. Browning-Ferris is a waste management name we found attractive and purchased for the Fund during the reporting period. We also found value for the Fund in Continental Airlines and Northwest Airlines, which were trading at attractive prices because of declining international and Asian air traffic.

Finally, Goodyear Tire is a company that has gone through cost restructuring and earnings development, but is still going through a period of uncertainty related to economic difficulties in Asia and Brazil. We believe the stock is undervalued and added it to the Fund's portfolio.

Were there other major purchases during the reporting period?

Yes. We increased the Fund's tobacco holdings, largely because the litigation controversy has depressed their prices well below the companies' underlying asset values. Even taking anticipated litigation risk into account, names such as RJR Nabisco and Philip Morris have been trading at values well below the price of their assets, yet the stocks continue to provide yields that are close to or above those available from Treasury securities.

We also added to the Fund's telecommunications holdings with U.S. West Communications. In addition, we added to the Fund's utility holdings with Texas Utilities, Illinova Corporation, OGE Energy Corp., Niagara Mohawk, and Energy East. Overall, utilities were positive contributors to the Fund's performance, but as a group, utilities underperformed the market.

What positions did the Fund sell in order to make these purchases?

In the utility area, the Fund redeployed capital from issues we felt had reached their target valuations. For example, the Fund sold PG&E, which outperformed the S&P 500 during the reporting period.

The Fund also sold a number of cyclical stocks in the first quarter of the year, trimming back on paper and forest products companies that we thought might underperform if Asian production slowed down. We sold Tenneco, Georgia Pacific, and Chesapeake to avoid short-term risk, even though we saw long-term merit in the stocks. We may revisit these companies later in the year if valuations are favorable.

We also had significant sales in the Fund's financial stocks, largely because they rose so high they triggered our sell disciplines. The Fund sold Bankers Trust and Chase Manhattan and substantially trimmed its positions in Equitable, NationsBank, and Transamerica. All of these stocks had a significantly positive impact on the Fund's performance.

Were there other significant sales during the reporting period?

Yes. IBP Inc. is a meat packing company that didn't perform up to our expectations, so we sold the Fund's position. We also found that offshore drilling companies were selling at a premium to exploration and production companies, so the Fund sold Diamond Offshore Drilling, Noble Drilling, and R&B Falcon in order to purchase the exploration and production companies mentioned previously.

Which stocks were the best performers in the Fund during the first half of 1998?

About a third of the portfolio outperformed the market. Ford Motor Company was up 21%++ in the first six months of 1998. Lexmark International Group, a printer company, was up 60%. Equitable, which benefited from low interest rates, was up 50%, and we pared back on the Fund's position to take some profits, while Xerox was up 39%. Following the announcement of an acquisition by Dana Corp., Echlin, an automotive afterparts company, was up 38%. All of these stocks reflected the potential in our value strategy, even in a market that showed a strong preference for growth disciplines.

With low inflation and low interest rates, financial stocks did particularly well, with

PORTFOLIO COMPOSITION AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                          Percentage
--------------------------------------------------------------------
Common Stocks                                               96.5%
Preferred Stocks                                             0.3%
Cash, Equivalents & Other Assets, Less Liabilities           3.2%

Actual percentages will vary over time.

----------
++   Returns reflect performance for the six-month period ended 6/30/98.

NationsBank up 27%, CIGNA up 21%, and Bank One and Travelers both up 15% for the reporting period. The strength of the economy, increasing consumer confidence, and rising personal income also rewarded retail companies such as Federated Department Stores, which was up 25% for the first half of 1998. The optimistic outlook also helped the gaming industry, sending Harrah's Entertainment up 23% for the reporting period.

Which stocks underperformed?

As noted, the tobacco industry has been hard hit by news reports about ongoing litigation. RJR Nabisco was down 34% over the first six months of the year and Philip Morris declined 11%. However, their strong fundamentals and attractive prices were consistent with our value discipline and we added to the Fund's positions in both stocks.

With declining oil prices, Union Pacific Resources dropped 27%, Seagull Energy fell 20%, Oryx Energy declined 13%, and Apache Oil was down 10%.

During the reporting period, CSX Corp., a railroad company, declined 15%, and Northwest Airlines suffered from low Asian air traffic and lost 20% in the first half of the year.

What do you feel were the best decisions you made for the Fund during the reporting period?

Our best decision for the Fund was to not allow any style drift during the first half of 1998. We stuck to our value disciplines, and invested the Fund's assets where we found value. In a period when growth stocks are popular, it's tempting to go for their strong returns. It's tough to stick to your discipline. But going against the grain when the market is rising may position the Fund very favorably when market conditions change. We also exercised good judgment in cutting back on companies with Asian exposure.

In which sectors is the Fund currently overweighted?

At the end of the first half of the year, the Fund was heavily overweighted in materials processing, energy, transportation, and utilities, relative to the S&P
500. In other areas, the Fund was generally in line with the Index.

What is your outlook going forward?

We believe that value stocks are at historically low valuation levels. With the stock market selling at all-time highs and the "deep value" segment of the market selling at substantial discounts, we believe a value approach may prove beneficial to long-term investors.

The Fund will continue to seek maximum long-term total return from a combination of capital growth and income, with a focus squarely on stocks that we believe the market has undervalued.

Denis Laplaige
Jeffrey A. Simon
Portfolio Managers
MacKay Shields Financial Corporation


Weighting
---------

The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.


Past performance is no guarantee of future results.

Returns & Lipper Rankings as of 6/30/98

=================================================================================================================
Fund average annual total returns*
=================================================================================================================
                                                                                                   Life of Fund
                              1 year                5 years              10 years                 through 6/30/98
Class A                       14.12%                15.99%               16.50%                       13.00%
Class B                       13.40%                15.52%               16.26%                       12.81%

=================================================================================================================
Fund SEC returns*
=================================================================================================================
                                                                                                   Life of Fund
                              1 year                5 years             10 years                  through 6/30/98
Class A                       7.84%                 14.68%               15.84%                       12.48%
Class B                       8.40%                 15.30%               16.26%                       12.81%

=================================================================================================================
Fund Lipper+ rankings & Lipper category returns as of 6/30/98
=================================================================================================================
                                                                                                   Life of Fund
                              1 year                5 years              10 years                 through 6/30/98
Class A                       620 out of              n/a                   n/a                      359 out of
                              668 funds                                                              393 funds
Class B                       629 out of            251 out of            53 out of                   95 out of
                              668 funds             275 funds            143 funds                   114 funds
Average Lipper
growth &
income fund                   22.86%                18.93%               15.61%                       13.92%

=================================================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
=================================================================================================================
                                 NAV 6/30/98                        Income                         Capital Gains
Class A                            $22.46                           $0.1162                           $0.0000
Class B                            $22.44                           $0.0313                           $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance data for the two classes after this date vary based on differences in their expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the Class B shares' initial offering through 6/30/98. The Fund's Class A shares were first offered to the public on 1/3/95; Class B shares on 5/1/86.

Top 10 Equity Holdings as of 6/30/98
================================================================================
HOLDING                                                                   AMOUNT
================================================================================
Texas Utilities Co.                                                  $42,457,500
CIGNA Corp.                                                           37,322,100
Philip Morris Cos.                                                    36,585,675
Browning-Ferris Industries Inc.                                       33,512,900
Echlin Inc.                                                           33,108,356
AT&T Corp.                                                            32,365,882
Foundation Health Systems, Inc. Class A                               32,045,625
Union Pacific Resources Group Inc.                                    31,573,862
Central & South West Corp.                                            30,581,062
American Standard Cos. Inc.                                           30,517,094

10 Largest Purchases for the six months ended 6/30/98
================================================================================
SECURITY                                                      AMOUNT OF PURCHASE
================================================================================
Texas Utilities Co.                                                  $41,751,713
Union Pacific Resources Group Inc.                                    41,207,540
Browning-Ferris Industries Inc.                                       31,600,131
US West Inc.                                                          30,628,168
Oryx Energy Co.                                                       26,335,964
Reynolds Metals Co.                                                   22,967,968
Adaptec Inc.                                                          21,517,095
Philip Morris Cos.                                                    21,239,282
Venator Group, Inc.                                                   21,039,548
Illinova Corp.                                                        20,510,533

10 Largest Sales for the six months ended 6/30/98
================================================================================
SECURITY                                                          AMOUNT OF SALE
================================================================================
PG&E Corp.                                                           $31,938,164
Williams Cos., Inc.                                                   25,696,170
Chase Manhattan Corp.                                                 20,837,537
AT&T Corp.                                                            20,683,813
AMR Corp.                                                             20,420,714
Ford Motor Co.                                                        20,346,628
Kroger Co.                                                            19,213,935
Tenneco Inc.                                                          19,131,271
Bankers Trust Corp.                                                   18,332,877
UST Inc.                                                              17,262,297

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities are excluded. See Portfolio of Investments for specific type of security held.

MainStay Value Fund

                                                Shares            Value
                                           ===============================
COMMON STOCKS (96.5%)+

AEROSPACE/DEFENSE (0.9%)
Coltec Industries Inc (a).............         747,300      $   14,852,588
                                                            --------------

AIRLINES (2.2%)
Continental Airlines, Inc. Class B (a)         314,800          19,163,450
Northwest Airlines Corp. Class A (a)..         431,900          16,655,144
                                                            --------------
                                                                35,818,594
                                                            --------------

AUTO MANUFACTURING (1.3%)
Ford Motor Co.........................         351,950          20,765,050
                                                            --------------

AUTO PARTS (4.9%)
Echlin Inc............................         674,820          33,108,356
LucasVarity PLC ADR (b)...............         661,400          26,331,988
Mark IV Industries, Inc...............         870,455          18,823,589
                                                            --------------
                                                                78,263,933
                                                            --------------

BANKS (5.8%)
Banc One Corp.........................         450,797          25,160,108
KeyCorp...............................         219,400           7,816,125
NationsBank Corp......................         331,986          25,396,929
PNC Bank Corp.........................         341,200          18,360,825
Wells Fargo & Co......................          45,600          16,826,400
                                                            --------------
                                                                93,560,387
                                                            --------------

CHEMICALS (2.6%)
Agrium Inc............................       1,064,500          13,439,312
Georgia Gulf Corp.....................         470,850          10,741,266
IMC Global Inc........................         591,810          17,828,276
                                                            --------------
                                                                42,008,854
                                                            --------------

COMPUTER PERIPHERALS (0.9%)
Adaptec Inc. (a)......................       1,031,500          14,763,344
                                                            --------------

COMPUTERS & OFFICE EQUIPMENT (4.3%)
International Business Machines
  Corp................................         167,375          19,216,742
Lexmark International Group, Inc.
  Class A (a).........................         483,400          29,487,400
Xerox Corp............................         207,890          21,126,821
                                                            --------------
                                                                69,830,963
                                                            --------------

CONGLOMERATES (1.9%)
American Standard Cos. Inc. (a).......         682,900          30,517,094
                                                            --------------

CONTAINERS (2.8%)
Crown Cork & Seal Co., Inc............         318,000          15,105,000
Owens-Illinois Inc. (a)...............         656,610          29,383,298
                                                            --------------
                                                                44,488,298
                                                            --------------

ELECTRIC UTILITIES (12.6%)
BEC Energy............................         584,000          24,236,000
Central & South West Corp.............       1,137,900          30,581,062
Energy East Corp......................         393,000          16,358,625
FPL Group, Inc........................         419,000          26,397,000
Illinova Corp. .......................         687,800          20,634,000
MarketSpan Corp.......................         453,728          13,583,482
Niagara Mohawk Power Corp. (a)........         386,600           5,774,837
Northeast Utilities (a)...............          88,900           1,505,744
Pinnacle West Capital Corp............         318,600          14,337,000
Public Service Enterprise
  Group Inc...........................         180,100           6,202,194
Texas Utilities Co....................       1,020,000          42,457,500
                                                            --------------
                                                               202,067,444
                                                            --------------

ELECTRONIC COMPONENTS (1.7%)
Raychem Corp..........................         423,500          12,519,719
UCAR International Inc. (a)...........         525,000          15,323,437
                                                            --------------
                                                                27,843,156
                                                            --------------

ENERGY (2.8%)
Coastal Corp. (The)...................         307,450          21,463,853
Seagull Energy Corp. (a)..............       1,142,570          18,923,816
Tosco Corp............................         141,200           4,147,750
                                                            --------------
                                                                44,535,419
                                                            --------------

FOOD (0.7%)
IBP, Inc..............................         623,300          11,297,313
                                                            --------------

HEALTH CARE (6.7%)
Aetna Inc.............................         327,760          24,950,730
Allegiance Corp.......................         478,000          24,497,500
Columbia/HCA Healthcare Corp..........         914,630          26,638,599
Foundation Health Systems, Inc.
  Class A (a).........................       1,215,000          32,045,625
                                                            --------------
                                                               108,132,454
                                                            --------------

----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1998 unaudited

                                                Shares            Value
                                           ===============================
COMMON STOCKS (Continued)

INSURANCE (9.7%)
Allstate Corp. (The)..................         227,090      $   20,792,928
Chubb Corp............................         328,945          26,438,955
CIGNA Corp............................         540,900          37,322,100
Equitable Cos., Inc. (The)............         359,950          26,973,753
Transamerica Corp.....................         146,260          16,838,183
Travelers Group Inc...................         457,380          27,728,662
                                                            --------------
                                                               156,094,581
                                                            --------------

INTERNATIONAL OIL (1.0%)
British Petroleum Co., PLC ADR (b)....         189,511          16,724,346
                                                            --------------

LEISURE (0.4%)
Callaway Golf Co......................         369,600           7,276,500
                                                            --------------

OIL SERVICES (2.0%)
Union Pacific Resources Group Inc.....       1,797,800          31,573,862
                                                            --------------

OILS (7.6%)
Apache Corporation....................         569,900          17,951,850
Noble Affiliates, Inc.................         633,000          24,054,000
Occidental Petroleum Corp.............         981,028          26,487,774
Oryx Energy Co. (a)...................       1,037,400          22,952,475
Texaco Inc............................         125,600           7,496,750
Unocal Corp...........................         653,550          23,364,413
                                                            --------------
                                                               122,307,262
                                                            --------------

PAPER & FOREST PRODUCTS (2.1%)
Bowater Inc...........................         422,235          19,950,604
Georgia-Pacific Corp.
  (Timber Group)......................         604,700          13,908,100
                                                            --------------
                                                                33,858,704
                                                            --------------

POLLUTION & RELATED (2.1%)
Browning-Ferris Industries Inc........         964,400          33,512,900
                                                            --------------

RAILROADS (1.6%)
CSX Corp..............................         348,875          15,873,812
Union Pacific Corp....................         231,800          10,228,175
                                                            --------------
                                                                26,101,987
                                                            --------------

RECREATION & ENTERTAINMENT (1.5%)
Harrah's Entertainment, Inc. (a)......       1,023,700          23,801,025
                                                            --------------

RETAIL (4.4%)
Federated Department Stores,
  Inc. (a)............................         532,270          28,642,779
Toys "R" Us, Inc. (a).................       1,074,070          25,307,774
Venator Group, Inc. (a)...............         842,300          16,108,988
                                                            --------------
                                                                70,059,541
                                                            --------------

STEEL, ALUMINUM & OTHER METALS (1.3%)
Reynolds Metals Co....................         368,800          20,629,750
                                                            --------------

TELECOMMUNICATION (3.9%)
AT&T Corp.............................         566,580          32,365,882
US West Inc...........................         645,000          30,315,000
                                                            --------------
                                                                62,680,882
                                                            --------------

TELECOMMUNICATION SERVICES (1.3%)
GTE Corp..............................         372,000          20,692,500
                                                            --------------

TEXTILES/HOME FURNISHINGS & APPAREL (0.5%)
Burlington Industries, Inc. (a).......         453,631           6,379,186
Shaw Industries, Inc..................          85,900           1,513,987
                                                            --------------
                                                                 7,893,173
                                                            --------------

TIRE & RUBBER (1.5%)
Goodyear Tire & Rubber Co. (The)......         363,790          23,441,718
                                                            --------------

TOBACCO (3.5%)
Philip Morris Cos.....................         929,160          36,585,675
RJR Nabisco Holdings Corp.............         845,780          20,087,275
                                                            --------------
                                                                56,672,950
                                                            --------------
Total Common Stocks
  (Cost $1,388,445,232)...............                       1,552,066,572
                                                            --------------


PREFERRED STOCK (0.3%)

RAILROADS (0.3%)
Union Pacific Capital Trust
  $6.25 (c)...........................          90,000           4,168,170
                                                            --------------
Total Preferred Stock
  (Cost $4,500,000)...................                           4,168,170
                                                            --------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

                                             Principal
                                              Amount              Value
                                           ===============================
SHORT-TERM INVESTMENTS (3.8%)

COMMERCIAL PAPER (3.8%)
General Electric Co.
  5.70%, due 7/2/98...................     $12,000,000      $   11,998,100
Prudential Funding Corp.
  6.30%, due 7/1/98...................      23,525,000          23,525,000
Salomon Smith Barney Holdings Inc.
  5.56%, due 7/1/98...................      25,000,000          25,000,000
                                                            --------------
Total Short-Term Investments
  (Cost $60,523,100)..................                          60,523,100
                                                            --------------
Total Investments
  (Cost $1,453,468,332) (d)...........           100.6%      1,616,757,842(e)
Liabilities in Excess of Cash
  and Other Assets....................            (0.6)         (9,270,340)
                                           -----------      --------------
Net Assets............................           100.0%     $1,607,487,502
                                           ===========      ==============

----------
(a)  Non-income producing security.

(b)  ADR--American Depository Receipt.

(c)  May be sold to institutional investors only.

(d)  The cost for Federal income tax purposes is $1,454,039,001.

(e) At June 30, 1998, net unrealized appreciation was $162,718,841, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $246,419,541 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $83,700,700.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $1,453,468,332) ............    $1,616,757,842
Cash ...........................................................................               650
Receivables:
  Investment securities sold ...................................................        30,933,619
  Fund shares sold .............................................................         3,917,119
  Dividends and interest .......................................................         3,861,372
                                                                                    --------------
    Total assets ...............................................................     1,655,470,602
                                                                                    --------------
LIABILITIES:
Payables:
  Investment securities purchased ..............................................        41,227,516
  Fund shares redeemed .........................................................         3,518,827
  NYLIFE Distributors ..........................................................         1,245,566
  MainStay Management ..........................................................           756,640
  Transfer agent ...............................................................           264,214
  Custodian ....................................................................            13,101
  Trustees .....................................................................             8,202
Accrued expenses ...............................................................           136,004
Dividends payable ..............................................................           813,030
                                                                                    --------------
    Total liabilities ..........................................................        47,983,100
                                                                                    --------------
Net assets .....................................................................    $1,607,487,502
                                                                                    ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A ......................................................................    $       64,626
  Class B ......................................................................           651,546
Additional paid-in capital .....................................................     1,266,983,302
Accumulated undistributed net investment income ................................               298
Accumulated undistributed net realized gain on investments .....................       176,498,220
Net unrealized appreciation on investments .....................................       163,289,510
                                                                                    --------------
Net assets .....................................................................    $1,607,487,502
                                                                                    ==============
CLASS A
Net assets applicable to outstanding shares ....................................    $  145,142,316
                                                                                    ==============
Shares of beneficial interest outstanding ......................................         6,462,620
                                                                                    ==============
Net asset value per share outstanding ..........................................    $        22.46
Maximum sales charge (5.50% of offering price) .................................              1.31
                                                                                    --------------
Maximum offering price per share outstanding ...................................    $        23.77
                                                                                    ==============
CLASS B
Net assets applicable to outstanding shares ....................................    $1,462,345,186
                                                                                    ==============

Shares of beneficial interest outstanding ......................................        65,154,598
                                                                                    ==============
Net asset value and offering price per share outstanding .......................    $        22.44
                                                                                    ==============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited


INVESTMENT INCOME:
Income:
  Dividends (a) ..............................................    $  14,192,780
  Interest ...................................................        2,461,164
                                                                  -------------
    Total income .............................................       16,653,944
                                                                  -------------
Expenses:
  Distribution--Class B ......................................        5,515,574
  Management .................................................        4,476,676
  Service--Class A ...........................................          179,254
  Service--Class B ...........................................        1,838,414
  Transfer agent .............................................        1,593,765
  Shareholder communication ..................................          140,042
  Recordkeeping ..............................................           94,792
  Registration ...............................................           93,486
  Custodian ..................................................           74,960
  Professional ...............................................           55,704
  Trustees ...................................................           21,380
  Miscellaneous ..............................................           26,915
                                                                  -------------
    Total expenses ...........................................       14,110,962
                                                                  -------------
Net investment income ........................................        2,542,982
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments .............................      141,197,646
Net change in unrealized appreciation on investments .........      (92,559,271)
                                                                  -------------
Net realized and unrealized gain on investments ..............       48,638,375
                                                                  -------------
Net increase in net assets resulting from operations .........    $  51,181,357
                                                                  =============

----------
(a)  Dividends recorded net of foreign withholding taxes of $56,636.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                                Six months
                                                                                                   ended              Year ended
                                                                                                  June 30,            December 31,
                                                                                                   1998*                 1997
                                                                                              ---------------       ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ................................................................      $     2,542,982       $     9,591,228
  Net realized gain on investments .....................................................          141,197,646           181,024,677
  Net change in unrealized appreciation on investments .................................          (92,559,271)           61,934,892
                                                                                              ---------------       ---------------
  Net increase in net assets resulting from operations .................................           51,181,357           252,550,797
                                                                                              ---------------       ---------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A ............................................................................             (745,128)           (1,202,485)
    Class B ............................................................................           (2,044,031)           (8,257,288)
  From net realized gain on investments:
    Class A ............................................................................                   --           (13,228,344)
    Class B ............................................................................                   --          (152,902,098)
                                                                                              ---------------       ---------------
      Total dividends and distributions to shareholders ................................           (2,789,159)         (175,590,215)
                                                                                              ---------------       ---------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ............................................................................           32,206,161            55,171,252
    Class B ............................................................................          147,552,711           316,208,814
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
    Class A ............................................................................              402,539            14,100,085
    Class B ............................................................................            1,533,317           157,601,498
                                                                                              ---------------       ---------------
                                                                                                  181,694,728           543,081,649
  Cost of shares redeemed:
    Class A ............................................................................          (15,699,455)          (23,231,392)
    Class B ............................................................................         (130,499,776)         (165,777,574)
                                                                                              ---------------       ---------------
      Increase in net assets derived from capital share transactions ...................           35,495,497           354,072,683
                                                                                              ---------------       ---------------
      Net increase in net assets .......................................................           83,887,695           431,033,265
NET ASSETS:
Beginning of period ....................................................................        1,523,599,807         1,092,566,542
                                                                                              ---------------       ---------------
End of period ..........................................................................      $ 1,607,487,502       $ 1,523,599,807
                                                                                              ===============       ===============
Accumulated undistributed net investment income at end of period .......................      $           298       $       246,475
                                                                                              ===============       ===============

----------
*    Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                Class A          Class B            Class A         Class B           Class A        Class B
                                -------          -------            -------         -------           -------        -------
                                    Six months ended                      Year ended                       Year ended
                                     June 30, 1998*                   December 31, 1997                 December 31, 1996
                                ------------------------            -----------------------           ---------------------
Net asset value at
  beginning of
  period .............          $21.76           $21.74             $20.34          $20.32            $18.25         $18.25
                                ------           ------             ------          ------            ------         ------
Net investment
  income .............            0.12             0.03               0.27            0.15              0.30           0.20
Net realized and
  unrealized
  gain (loss)
  on investments .....            0.70             0.70               4.10            4.10              3.66           3.64
                                ------           ------             ------          ------            ------         ------
Total from investment
  operations .........            0.82             0.73               4.37            4.25              3.96           3.84
                                ------           ------             ------          ------            ------         ------
Less dividends and
  distributions:
From net investment
  income .............           (0.12)           (0.03)             (0.27)          (0.15)            (0.30)         (0.20)
From net realized
  gain on investments               --               --              (2.68)          (2.68)            (1.57)         (1.57)
                                ------           ------             ------          ------            ------         ------
Total dividends and
  distributions ......           (0.12)           (0.03)             (2.95)          (2.83)            (1.87)         (1.77)
                                ------           ------             ------          ------            ------         ------
Net asset value at end
  of period ..........          $22.46           $22.44             $21.76          $21.74            $20.34         $20.32
                                ======           ======             ======          ======            ======         ======
Total investment
  return (a) .........            3.73%            3.36%             21.88%          21.29%            21.84%         21.11%
Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income .........            1.00%+           0.25%+             1.22%           0.70%              1.6%           1.1%
    Expenses .........            1.07%+           1.82%+             1.11%           1.63%              1.1%           1.6%
Portfolio turnover
  rate ...............              34%+             34%+               61%             61%               47%            47%
Net assets at end of
  period (in 000's) ..        $145,142       $1,462,345           $124,011      $1,399,589           $73,259     $1,019,307

                                                                            Class B
                                                           ------------------------------------------
                               Class A        Class B      September 1
                               ------         -------        through            Year ended August 31
                                    Year ended             December 31         ----------------------
                                 December 31, 1995            1994**            1994            1993
                               ----------------------      -----------         ------          ------
Net asset value at
  beginning of
  period .............         $14.66         $14.66          $16.30           $15.90          $13.82
                               ------         ------          ------           ------          ------
Net investment
  income .............           0.29           0.19            0.04             0.06            0.07
Net realized and
  unrealized
  gain (loss)
  on investments .....           3.91           3.91           (1.03)            1.04            3.40
                               ------         ------          ------           ------          ------
Total from investment
  operations .........           4.20           4.10           (0.99)            1.10            3.47
                               ------         ------          ------           ------          ------
Less dividends and
  distributions:
From net investment
  income .............          (0.29)         (0.19)          (0.03)           (0.06)          (0.10)
From net realized
  gain on investments           (0.32)         (0.32)          (0.62)           (0.64)          (1.29)
                               ------         ------          ------           ------          ------
Total dividends and
  distributions ......          (0.61)         (0.51)          (0.65)           (0.70)          (1.39)
                               ------         ------          ------           ------          ------
Net asset value at end
  of period ..........         $18.25         $18.25          $14.66           $16.30          $15.90
                               ======         ======          ======           ======          ======
Total investment
  return (a) .........          28.74%         28.01%          (6.03%)           7.26%          26.58%
Ratios (to average
  net assets)/
  Supplemental Data:
    Net investment
      income .........            1.5%           0.9%            0.8%+            0.5%            0.5%
    Expenses .........            1.2%           1.8%            1.8%+            1.9%            1.9%
Portfolio turnover
  rate ...............             48%            48%             11%              53%             77%
Net assets at end of
  period (in 000's) ..        $25,258       $708,840        $472,365         $449,789        $226,524

----------
*    Unaudited.

**   The Fund changed its fiscal year end from August 31 to December 31.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers two classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income. It is not designed or managed primarily to produce current income.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at

MainStay Value Fund


purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended June 30, 1998 the Manager earned $4,476,676.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.36% on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $60,038 for the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges on redemptions of Class B shares of $718,910 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $1,604,759.

MainStay Value Fund


Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $23,409 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $94,792 for the six months ended June 30, 1998.

Note 4--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $616,390 and $519,862, respectively.

Note 5--Capital Share Transactions (in 000's):

                                                                     Six months ended              Year ended
                                                                      June 30, 1998*            December 31, 1997
                                                                  ---------------------       ---------------------
                                                                  Class A       Class B       Class A       Class B
                                                                  -------       -------       -------       -------
Shares sold ................................................        1,428         6,440         2,485        14,271
Shares issued in reinvestment of dividends and distributions           17            64           661         7,405
                                                                  -------       -------       -------       -------
                                                                    1,445         6,504         3,146        21,676
Shares redeemed ............................................         (682)       (5,717)       (1,049)       (7,460)
                                                                  -------       -------       -------       -------
Net increase ...............................................          763           787         2,097        14,216
                                                                  =======       =======       =======       =======

----------
*    Unaudited.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                               OBJECTIVE                                                        SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)           Seeks long-term capital appreciation by investing                MacKay Shields Financial
                                   primarily in securities of small-cap companies.                  Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)            To seek long-term capital appreciation by investing              Dalton, Greiner,
                                   primarily in securities of small-cap companies.                  Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                               OBJECTIVE                                                        SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)       To provide long-term growth of capital commensurate              MacKay Shields
                                   with an acceptable level of risk by investing in a portfolio     Financial Corporation(2)
                                   consisting primarily of non-U.S. equity securities.
                                   Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund          To seek long-term growth of capital. Dividend income,            MacKay Shields
                                   if any, is an incidental consideration.                          Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)           To seek capital appreciation by investing primarily in           Gabelli Asset
                                   securities of large-capitalization companies. Current            Management Company
                                   income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                  To provide investment results that correspond to the             Monitor Capital
                                   total return performance (and reflect reinvestment of            Advisors, Inc.(2)
                                   dividends) of publicly traded common stocks represented
                                   by the Standard & Poor's 500 Composite Stock Price
                                   Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                               OBJECTIVE                                                        SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)       To seek long-term growth of capital, with income as a            Madison Square
                                   secondary consideration.                                         Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                 To realize maximum long-term total return from a                 MacKay Shields
                                   combination of capital appreciation and income.                  Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund                To seek long-term capital appreciation by investing              John A. Levin & Co., Inc.
                                   primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (CONTINUED)
====================================================================================================================================
FUND                               OBJECTIVE                                                        SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
VALUE FUND                         To realize maximum long-term total return from a                 MacKay Shields
                                   combination of capital growth and income. It is not              Financial Corporation(2)
                                   designed or managed primarily to produce
                                   current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)          To seek maximum long-term total return from a                    MacKay Shields
                                   combination of common stocks, convertible securities,            Financial Corporation(2)
                                   and high-yield securities. Certain of the Fund's
                                   investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)              To seek capital appreciation together with current               MacKay Shields
                                   income. Certain of the Fund's investments are                    Financial Corporation(2)
                                   speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                  To realize current income consistent with reasonable             MacKay Shields
                                   opportunity for future growth of capital and income.             Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                               OBJECTIVE                                                        SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)        To seek to provide maximum current income by investing           MacKay Shields
                                   primarily in high-yield debt securities of non-U.S. issuers.     Financial Corporation(2)
                                   Capital appreciation is a secondary objective. Certain of
                                   the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)         To seek to provide competitive overall return                    MacKay Shields
                                   commensurate with an acceptable level of risk                    Financial Corporation(2)
                                   by investing primarily in a portfolio consisting
                                   of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate               Maximum current income through investment in a                   MacKay Shields
Bond Fund(3,5)                     diversified portfolio of high-yield debt securities. Capital     Financial Corporation(2)
                                   appreciation is a secondary objective. The potential for
                                   high yield is accompanied by higher risk. Certain of
                                   the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)         To provide current income and competitive overall                MacKay Shields
                                   return by investing primarily in domestic and foreign            Financial Corporation(2)
                                   debt securities.
------------------------------------------------------------------------------------------------------------------------------------

----------
(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (CONTINUED)
====================================================================================================================================
FUND                               OBJECTIVE                                                        SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)                 To seek a high level of current income, consistent with          MacKay Shields
                                   safety of principal.                                             Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                  To seek as high a level of current income as is                  MacKay Shields
                                   considered consistent with the preservation of capital           Financial Corporation(2)
                                   and liquidity. Investments in the Fund are neither
                                   insured nor guaranteed by the U.S. government.
                                   Although the Fund attempts to maintain a stable net
                                   asset value (NAV) of $1 per share, there can be no
                                   assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                               OBJECTIVE                                                        SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)        To seek to provide a high level of current income                MacKay Shields
                                   exempt from regular federal income tax and California            Financial Corporation(2)
                                   personal income tax, consistent with preservation of
                                   capital. The Fund invests primarily in municipal
                                   securities issued by the State of California and its
                                   political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)          To seek to provide a high level of current income                MacKay Shields
                                   exempt from regular federal income tax and personal              Financial Corporation(2)
                                   income tax of New York State and its political
                                   subdivisions, including New York City, consistent with
                                   preservation of capital. The Fund invests primarily in
                                   municipal securities issued by the State of New York
                                   and its political subdivisions, agencies, and
                                   instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)              To provide a high level of current income free from              MacKay Shields
                                   regular federal income tax, consistent with the                  Financial Corporation(2)
                                   preservation of capital. There may be some earnings,
                                   however, subject to federal tax; and most may be
                                   subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                             MainStay Value Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MAINSTAY(R) FUNDS


                              OFFICERS & TRUSTEES*

         Richard M. Kernan, Jr.       Chairman and Trustee
             Stephen C. Roussin       President, Chief Executive
                                      Officer, and Trustee
                Edward J. Hogan       Trustee
                  Harry G. Hohn       Trustee
       Nancy Maginnes Kissinger       Trustee
               Terry L. Lierman       Trustee
              John B. McGuckian       Trustee
             Donald E. Nickelson      Trustee
                 Donald K. Ross       Trustee
            Richard S. Trutanic       Trustee
                  Walter W. Ubl       Trustee
             Jefferson C. Boyce       Senior Vice President
               Anthony W. Polis       Chief Financial Officer
             Richard W. Zuccaro       Tax Vice President
            A. Thomas Smith III       Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA16-08/98
[RECYCLED SYMBOL]

Table of Contents

President's Letter                                                     2

MainStay Strategic Income Fund Highlights                              3

$10,000 Invested in the MainStay Strategic
Income Fund versus Lehman Brothers
Aggregate Bond Index and Inflation--
Class A & Class B Shares                                               4

Portfolio Management Discussion and Analysis                           5

Fund Performance for the Periods Ended
12/31/97 & 6/30/98                                                     6

Asset Allocation                                                       7

Portfolio Composition                                                  9

Returns & Lipper Rankings                                             10

Top 10 Holdings                                                       11

10 Largest Purchases                                                  12

10 Largest Sales                                                      12

Portfolio of Investments                                              13

Unaudited Financial Statements                                        22

Notes to Financial Statements                                         26

The MainStay Funds                                                    34

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998

----------
* "Standard & Poor's(R)500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Strategic Income Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

 .    A robust economy with modest inflation, low unemployment, and declining
     Treasury yields helped move domestic bond prices higher in the first six months of 1998.

 .    European bond markets provided positive returns, while Asian economies continued to be troubled by currency problems and financial difficulties.

 .    The high-yield bond market was strong during the reporting period, with relatively tight spreads that began to widen in June.

 .    Overall, the reporting period provided attractive opportunities for bond investors.

================================================================================
            FUND RECAP FOR THE 6- AND 12-MONTH PERIODS ENDED 6/30/98
================================================================================

 .    The MainStay Strategic Income Fund returned 8.30% and 7.48% for Class A shares and Class B shares, respectively, excluding all sales charges, for the one-year period ended 6/30/98.

 .    The Fund benefited from strong performance in domestic high-grade, international, and high-yield bonds.

 .    The Fund stressed Treasury securities in its domestic component, and reduced emerging market debt in favor of European bonds in its international component.

 .    In the high-yield component of the Fund, strong performance among higher-quality bonds helped provide attractive returns with lower-than-average risk.

 .    Both share classes outperformed the average Lipper* multisector income fund, which returned 2.71% for the six months ended 6/30/98. Class A and Class B shares ranked first and fourth, respectively, out of 95 funds in their Lipper peer group.

----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Strategic Income Fund versus Lehman Brothers
Aggregate Bond Index and Inflation


CLASS A SHARES SEC Returns: 1-year 3.43%, since inception 4.84%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


               MainStay Strategic         Lehman Brothers
Period end       Income Fund            Aggregate Bond Index*         Inflation+
--------------------------------------------------------------------------------
 2/28/97             $ 9,445                  $ 9,889                 $10,006
 3/31/97             $ 9,834                  $10,252                 $10,031
 6/30/97             $10,181                  $10,594                 $10,093
 9/30/97             $10,183                  $10,906                 $ 9,800
12/31/97             $10,183                  $10,906                 $ 9,800
 3/31/98             $10,467                  $11,075                 $10,137
 6/30/98             $10,650                  $11,334                 $10,199

CLASS B SHARES SEC Returns: 1-year 2.48%, since inception 4.74%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


               MainStay Strategic         Lehman Brothers
Period end       Income Fund            Aggregate Bond Index*         Inflation+
--------------------------------------------------------------------------------
 2/28/97             $10,000                  $10,000                 $10,000
 3/31/97             $ 9,890                  $ 9,889                 $10,006
 6/30/97             $10,268                  $10,252                 $10,031
 9/30/97             $10,612                  $10,594                 $10,093
12/31/97             $10,602                  $10,906                 $10,130
 3/31/98             $10,877                  $11,075                 $10,137
 6/30/98             $10,637                  $11,334                 $10,199

----------
   Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 2/28/97 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 2/28/97. Returns shown reflect a 4% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard and Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate, the Mortgage-Backed Securities, and the Asset-Backed Securities Indices.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The first half of 1998 was a positive period for almost all sectors of the world bond markets. Domestic bonds benefited from a strong U.S. dollar combined with modest inflation. Mortgage-backed securities weakened as interest rates declined in both the first and second quarters, increasing prepayments. Corporate bonds provided positive performance, but generally underperformed long-term Treasuries over the reporting period.

International bonds were marked by the wide disparities between European and Asian issues. Continuing currency and financial problems in Asia were compounded when Japan announced that it had fallen into recession. The accompanying flight to quality resulted in positive returns in most European markets, particularly as corporations sought business partners and European nations sought to strengthen their economies before European Monetary Union takes effect in January of 1999.

High-yield bonds also had a strong period, with narrow yield spreads finally beginning to widen late in the second quarter of 1998. The result was an additional incentive to invest in lower-quality issues, which previously had failed to adequately compensate investors for the additional risks the securities involved. Strong new issuance among telecommunications and media companies was accompanied by inefficient and often unfavorable pricing.

Given this context, how did the MainStay Strategic Income Fund perform in the first six months of 1998?

For the six months ended 6/30/98, the MainStay Strategic Income Fund returned 4.59% and 4.10% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes outperformed the average Lipper* multisector income fund, which returned 2.71% for the first half of 1998. In fact, Class A and Class B shares ranked first and fourth out of 95 funds in their Lipper category for the reporting period.

What accounted for the Fund's leadership?

The Fund benefited from strong performance across all three of its principal market sectors--high-grade domestic, international, and high-yield bonds. A long duration strategy and emphasis on Treasury securities helped the domestic high-grade portion outperform its peers. A concentration on Europe, with little emerging market exposure helped the international portion. And careful security selection and risk evaluation helped the high-yield portion of the Fund avoid difficulties and identify opportunities throughout the reporting period.

What was the Fund's basic strategy in domestic high-grade bonds?

During the first quarter, there were few opportunities to benefit from the yield curve, so technical trades among newer and


Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Flight to quality
-----------------

When investors in general move to improve the credit quality of the securities they own, either because of credit concerns or a lack of yield advantages among lower-rated securities.

European Monetary Union
-----------------------

A proposed system that would allow participating European countries to operate with a common currency or monetary unit.

----------
* See footnote and table on page 10 for more information on Lipper Analytical Services, Inc.

Yield spread
------------

The difference in yield between securities in different market sectors, such as high-yield securities and Treasury issues--or between different securities in a single sector, such as high-yield bonds with different credit ratings.

Duration
--------

A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

Emerging markets
----------------


Countries with smaller or more recently established capital markets.


FUND PERFORMANCE FOR THE PERIODS ENDED 12/31/97 & 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                               Total Return %
-------------------------------------------------------

12/97                                     6.62 Class A
6/98                                      4.59 Class A

12/97                                     6.02 Class B
6/98                                      4.10 Class B

See footnote * on page 10 for more information on performance.


older Treasuries helped enhance performance. A similar strategy proved beneficial during the second quarter. We also shifted the Fund's duration from long to neutral in both the first quarter and late in the second quarter. Being heavy in longer-maturity bonds proved especially beneficial in mid-June, when 30-year Treasury yields declined to all-time lows.

Primarily where did the international portion of the Fund invest?

Generally speaking, the Fund sold emerging market bonds to invest primarily in European debt. The Fund entirely avoided Japan and Russia, which were exceedingly weak, and it carried little Asian exposure, which also contributed positively to performance.

With European Monetary Union approaching and modest inflation and low interest rates throughout most of Europe, we felt the Fund could find the best international opportunities in European markets. The Fund invested primarily in Germany, France, Italy, and the United Kingdom, where strong economies, strong currencies, and strong central banks helped keep bond performance positive.

Active inflation management helped in the United Kingdom, where the Fund saw positive performance from 10-year bonds. Cross-currency hedging in Germany, France, and Italy helped keep currency risk to a minimum. The Fund's allocations in Europe were mostly positive, with slightly negative performance, in U.S. dollar terms, from Irish government bonds.

Were there any particular strategies that you felt were important in the international bond portion of the portfolio?

While Irish bonds may not have been positive in the first half of the year, we think that the market has strong potential going forward. In particular, as prices and yields converge with the approach of European Monetary Union, we believe that there could be a substantial improvement in the Irish bonds, and we remain bullish there.

ASSET ALLOCATION AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                           Percentage
-----------------------------------------------------
Domestic Securities                          38.8%
International Securities                     29.8%
High-Yield Securities                        22.5%
Cash, Equivalents & Other Assets,             8.9%
Less Liabilities

Actual percentages will vary over time.


We also like Danish mortgage bonds, which are currently providing the Fund 150 basis points over Danish government bonds, which we believe is an attractive return. If interest rates should rise, we believe the securities may provide capital appreciation opportunities and help hedge the Fund's other European investments.

Which high-yield securities provided the most positive performance for the Fund during the reporting period?

By far, the best performing high-yield bond was CD Radio, a satellite company whose zero-coupon bonds benefited from attractive pricing and tightening spreads. The company will seek to do for radio what Direct TV did for television--provide national satellite access to radio.

Another strong performer was First Pacific Capital, a successful Hong Kong conglomerate whose bonds were purchased by the Fund late in 1997. Despite underperforming amid Asian turmoil in the fourth quarter, we felt that the bonds had strong potential going into 1998. Our opinion proved true when the company had a successful asset sale and its debt coverage greatly improved.

The Fund saw a significant contribution to performance from a convertible bond issued by S3, a computer and office equipment company. The Fund also benefited from Quest Diagnostics, which is yielding about 10.5%. The company has enough cash to possibly repurchase the bonds. If the company does tender, the Fund could profit, and even if the company doesn't, the bonds are earning an attractive return. Either way, shareholders may benefit.

Were there any high-yield bonds that didn't do as well?

While most of the Fund's high-yield bonds were quite successful, the Fund did have a small position in Boston Chicken, which detracted from performance, and a few high-yield issues with Asian exposure, which didn't perform as well as the Fund's other issues. Generally speaking, however, the high-yield holdings were strong contributors to the Fund's overall performance.


Basis point
-----------

One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.


How was the Fund allocated among the various bond sectors at the end of the first half of 1998?

The Fund started the year about 35% in domestic high-grade bonds, 35% in international debt securities, and 30% in high-yield bonds. As of the end of June, it was evenly split among the three sectors.

What is your outlook going forward?

We believe that the full impact of the Asian difficulties may continue to be felt in bond markets around the world. At the moment, we believe the situation suggests that inflation will remain under control and there will be little reason for the Federal Reserve Board to intervene. But dissenting opinions at the Board's last meeting suggest that could change in the future.

As long as Europe remains focused on restructuring its companies and economies for monetary union, the overall impact should be positive on the bond markets. The impact of a unified currency may require some adjustments, but overall we believe European bonds will continue to provide positive performance.

In the high-yield market, we see better compensation for securities with higher risk, but still believe the market remains inefficiently priced. We continue to monitor risk and reward potential on a security-by-security basis seeking to identify opportunities for the Fund.

Wherever the markets may move, the Fund will continue to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Neil Feinberg
Joseph Portera
Edward Munshower
Steven Tananbaum
Portfolio Managers
MacKay Shields Financial Corporation


Past performance is no guarantee of future results.

PORTFOLIO COMPOSITION AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                            Percentage
-----------------------------------------------------
Foreign Bonds                                  29.8%
Coporate Bonds                                 23.6%
U.S. Government & Federal Agencies             13.7%
Convertible Bonds                              10.6%
Asset-Backed Securities                         6.1%
Yankee Bonds                                    2.8%
Cash, Equivalents & Other Assets,
Less Liabilities                                8.9%
All Other                                       4.5%

Actual percentages will vary over time.

Returns & Lipper Rankings as of 6/30/98

================================================================================
FUND AVERAGE ANNUAL TOTAL RETURNS*
================================================================================
                                                                 Life of Fund
                                        1 Year                  through 6/30/98
Class A                                  8.30%                       8.52%
Class B                                  7.48%                       7.67%

================================================================================
FUND SEC RETURNS*
================================================================================
                                                                 Life of Fund
                                        1 Year                  through 6/30/98
Class A                                  3.43%                       4.84%
Class B                                  2.48%                       4.74%

================================================================================
FUND LIPPER+ RANKINGS & LIPPER CATEGORY RETURNS AS OF 6/30/98
================================================================================
                                                                  Life of Fund
                                        1 Year                  through 6/30/98
Class A                                  25 out of                   15 out of
                                         83 funds                    81 funds
Class B                                  45 out of                   25 out of
                                         83 funds                    81 funds
Average Lipper
multisector
income fund                              7.05%                       7.27%

================================================================================
FUND PER SHARE NET ASSET VALUES & DISTRIBUTIONS FOR THE SIX MONTHS ENDED 6/30/98
================================================================================
                            NAV 6/30/98        Income          Capital Gains
Class A                       $10.01           $0.3498            $0.0000
Class B                       $10.00           $0.3126            $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The MainStay Strategic Income Fund's expense cap was terminated on February 28, 1998.

     Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the initial offering of both share classes on 2/28/97 through 6/30/98.

Top 10 Holdings as of 6/30/98
================================================================================
HOLDING                                            COUNTRY             AMOUNT
================================================================================
Irish Government, 8.00%, due 10/18/00              Ireland           $2,688,413
Realkredit Danmark, 6.00%, due 10/1/26             Denmark            1,958,154
MascoTech, Inc., 4.50%, due 12/15/03               United States      1,920,000
British Telecom, PLC, 8.625%, due 3/26/20          United Kingdom     1,285,637
Nykredit, Series ANN, 6.00%, due 10/1/26           Denmark            1,138,868
Cirrus Logic, Inc., 6.00%, due 12/15/03            United States      1,093,500
General Growth Properties, Inc., 7.25%, Series A   United States      1,007,500
United Kingdom Treasury Bond, 7.25% due 12/7/07    United Kingdom       973,842
Lodgian Capital Trust I, 7.00%                     United States        945,000
Advanced Micro Devices, Inc. 6.00% due 5/15/05     United States        820,000

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

10 Largest Purchases for the six months ended 6/30/98
=================================================================================================
SECURITY                                                COUNTRY                AMOUNT OF PURCHASE
=================================================================================================
United Kingdom Treasury Bonds, 7.25% - 10.00%
     due 2/26/01 - 9/27/13                              United Kingdom                 $4,399,262
Irish Government, 6.50% - 8.00%
     due 10/18/00 - 8/18/06                             Ireland                         2,758,130
Canadian Government, 6.50% - 10.25%
     due 2/1/04 - 6/1/27                                Canada                          2,539,004
Nykredit, 6.00% - 7.00%
     due 10/1/26 - 10/1/29                              Denmark                         2,240,337
Australian Government, 6.75% - 10.00%
     due 3/15/02 - 8/15/08                              Australia                       2,196,609
Realkredit Danmark, 6.00%, due 10/1/26                  Denmark                         1,972,187
MascoTech, Inc., 4.50%, due 12/15/03                    United States                   1,867,500
U.S. Office Products Co., 5.50%, due 5/15/03            United States                   1,410,000
Bundesobligation, 4.50% - 7.375%
     due 5/17/02 - 1/4/28                               Germany                         1,316,120
British Telecom, PLC, 8.625%, due 3/26/20               United Kingdom                  1,266,060

10 Largest Sales for the six months ended 6/30/98
=================================================================================================
SECURITY                                                COUNTRY                    AMOUNT OF SALE
=================================================================================================
United Kingdom Treasury Bonds, 7.25% - 10.00%
     due 2/26/01 - 9/27/13                              United Kingdom                 $5,816,273
Nykredit, 6.00% - 7.00%
     due 10/1/26 - 10/1/29                              Denmark                         2,635,127
Canadian Government, 6.50% - 10.25%
     due 2/1/04 - 6/1/27                                Canada                          1,713,787
Australian Government, 6.75% - 10.00%
     due 3/15/02 - 8/15/08                              Australia                       1,688,417
Inco Ltd., 5.75%, due 7/1/04                            United States                   1,498,125
Inacom Corp., 4.50%, due 11/1/04                        United States                   1,087,500
United Mexican States, 7.00% - 11.50%
     due 6/2/03 - 5/15/26                               United States                   1,056,092
Viacom, Inc., 6.75%, due 1/15/03
     and Class B Common Stock                           United States                   1,037,277
Consolidated Natural Gas Co., 7.25%
     due 12/15/15                                       United States                   1,037,031
Lam Research Corp., 5.00%, due 9/1/02                   United States                     918,500

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments June 30, 1998 unaudited

                                                Principal
                                                  Amount         Value
                                              ============================
LONG-TERM BONDS (86.6%)+
ASSET-BACKED SECURITIES (6.1%)

AIRLINE LEASES (0.3%)
Continental Airlines, Inc.
  Pass-Through Trust
  Series 1998-1A
  6.648%, due 3/15/19.................         $  210,000       $  210,983
                                                                ----------
AIRPLANE LEASES (0.5%)
AerCo Ltd.
  Series 1A Class A1
  5.846%, due 7/15/23 (c)(d)..........            150,000          150,000
Airplanes Pass-Through Trust
  Series 1 Class C
  8.15%, due 3/15/19..................            199,040          209,440
                                                                ----------
                                                                   359,440
                                                                ----------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
  MORTGAGE OBLIGATIONS) (1.8%)
First Union-Lehman Brothers
  Bank of America
  Commercial Mortgage Trust
  Series 1998-C2 Class A1
  6.281%, due 6/18/07.................            184,290          185,523
FMAC Loan Receivables Trust
  Series 1998-BA Class A2
  6.74%, due 11/15/20 (c).............            155,000          157,230
General Motors Acceptance Corp.
  Commercial Mortgage Securities, Inc.
  Series 1998-C1 Class A1
  6.411%, due 11/15/07................            185,000          187,359
GS Mortgage Securities Corp. II
  Series 1998-GL II Class A1
  6.312%, due 4/13/31.................            213,551          215,191
Merrill Lynch Mortgage Investors, Inc.
  Series 1998-C2 Class A2
  6.39%, due 2/15/30..................            120,000          121,177
  Series 1998-C1 Class A2
  6.48%, due 11/15/26.................            120,000          121,240
  Series 1995-C2 Class A1
  7.0875%, due 6/15/21 (d)............            199,437          202,899
Morgan Stanley Capital I
  Series 1998-WF1 Class A1
  6.25%, due 7/15/07..................            158,284          159,110
Mortgage Capital Funding, Inc.
  Series 1998-MC1 Class A1
  6.417%, due 3/18/30.................             79,210           80,196
                                                                ----------
                                                                 1,429,925
                                                                ----------
CONSUMER LOANS (1.2%)
Chase Manhattan Recreational
  Vehicle Owner Trust
  Series 1997-A Class A5
  6.05%, due 11/15/04.................            240,000          240,262
CIT Recreational Vehicle Trust
  Series 1998-A Class A2
  5.92%, due 3/15/07..................            105,000          105,135
Green Tree Recreational
  Equipment & Consumer Trust
  Series 1997-C Class A1
  6.49%, due 2/15/18..................            457,328          459,789
NationsCredit Grantor Trust
  Series 1997-2 Class A2
  6.25%, due 11/15/13.................            117,794          118,128
                                                                ----------
                                                                   923,314
                                                                ----------
CREDIT CARD RECEIVABLES (0.3%)
Chase Credit Card Master Trust
  Series 1997-2 Class A
  6.30%, due 4/15/03..................            220,000          221,804
                                                                ----------
EQUIPMENT FINANCING (0.1%)
Atlas Air, Inc.
  Series 1998-1C
  8.01%, due 1/2/10 (c)...............            115,000          115,453
                                                                ----------
RESIDENTIAL MORTGAGE LOANS (COLLATERALIZED
  MORTGAGE OBLIGATIONS) (1.6%)
Financial Asset Securitization Inc.
  Series 1997-NAMC 2 Class FXA8
  10.00%, due 7/25/27.................            269,841          280,718
Norwest Asset Securities Corp.
  Series 1997-10 Class A2
  6.50%, due 8/25/27(m)...............            530,000          530,980
Residential Asset Securitization Trust
  Series 1997-A5 Class A4
  10.00%, due 7/25/27.................            262,274          268,175
  Series 1997-A9 Class A8
  10.00%, due 11/26/27................            154,730          160,774
                                                                ----------
                                                                 1,240,647
                                                                ----------
UTILITY LOANS (0.3%)
California Infrastructure & Economic
  Development Bank
  Special Purpose Trust
  PG&E-1
  Rate Reduction Certificates
  Series 1997-1 Class A3
  6.15%, due 6/25/02..................            210,000          210,976
                                                                ----------
Total Asset-Backed Securities
  (Cost $4,717,438)...................                           4,712,542
                                                                ----------

----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                                Principal
                                                  Amount         Value
                                              ============================
CONVERTIBLE BONDS (10.6%)

CAPITAL GOODS (0.1%)
Paliburg International Finance Co.
  3.50%, due 2/6/01 (k)...............         $  110,000       $   80,850
                                                                ----------
CHEMICALS (0.7%)
RPM, Inc. of Ohio
  (zero coupon), due 9/30/12..........          1,000,000          528,130
                                                                ----------
COMPUTER PERIPHERALS (1.0%)
Adaptec, Inc.
  4.75%, due 2/1/04 (c)...............          1,000,000          790,000
                                                                ----------
COMPUTERS & OFFICE EQUIPMENT (1.0%)
S3, Incorporated
  5.75%, due 10/1/03..................          1,000,000          737,500
                                                                ----------
CONGLOMERATES (0.5%)
First Pacific Capital Ltd.
  2.00%, due 3/27/02 (k)..............            320,000          282,400
Loxley Public Co.
  3.50%, due 4/20/05 (k)..............            245,000          133,525
                                                                ----------
                                                                   415,925
                                                                ----------
DOMESTIC OILS (2.5%)
MascoTech, Inc.
  4.50%, due 12/15/03.................          2,000,000        1,920,000
                                                                ----------
DRUGS (0.1%)
Ivax Corp.
  6.50%, due 11/15/01.................            100,000           89,500
                                                                ----------
ELECTRICAL EQUIPMENT (1.2%)
Advanced Micro Devices, Inc.
  6.00%, due 5/15/05..................          1,000,000          820,000
Credence Systems Corp.
  5.25%, due 9/15/02..................            110,000           85,525
                                                                ----------
                                                                   905,525
                                                                ----------
PAPER & FOREST PRODUCTS (0.4%)
Sappi BVI Finance Ltd.
  7.50%, due 8/1/02 (k)...............            310,000          279,000
                                                                ----------
REAL ESTATE (0.6%)
Macerich Co.
  7.25%, due 12/15/02 (c).............            500,000          499,375
                                                                ----------
RESTAURANTS & LODGING (0.3%)
Boston Chicken, Inc.
  (zero coupon), due 6/1/15...........          3,000,000          195,000
                                                                ----------
RETAIL (0.1%)
Sports Authority, Inc. (The)
  5.25%, due 9/15/01..................             45,000           43,312
                                                                ----------
STEEL, ALUMINUM & OTHER METALS (0.6%)
Inco Ltd.
  5.75%, due 7/1/04 (e)...............            500,000          467,500
                                                                ----------
TECHNOLOGY (1.5%)
Cirrus Logic, Inc.
  6.00%, due 12/15/03.................          1,350,000        1,093,500
Samsung Electronics America, Inc.
  (zero coupon), due 12/31/07 (k).....             60,000           48,000
                                                                ----------
                                                                 1,141,500
                                                                ----------
Total Convertible Bonds
  (Cost $8,518,549)...................                           8,093,117
                                                                ----------
CORPORATE BONDS (23.6%)

AIRLINES (0.2%)
Valujet, Inc.
  10.25%, due 4/15/01.................            135,000          130,613
                                                                ----------
BANKS (1.6%)
Banc One Corp.
  7.60%, due 5/1/07...................             80,000           87,170
B.F. Saul Real Estate Investment Trust
  Series B
  9.75%, due 4/1/08...................            170,000          167,875
Capital One Bank
  Series BKNT
  6.375%, due 2/15/03.................            190,000          189,723
First Nationwide Holdings, Inc.
  12.25%, due 5/15/01.................            275,000          300,438
Local Financial Corp.
  11.00%, due 9/8/04..................            135,000          147,150
Tokai Preferred Capital Co. L.L.C.
  9.98%, due 12/29/49
  11.0914%, beginning
  6/30/08 (c)(j)......................            350,000          325,938
                                                                ----------
                                                                 1,218,294
                                                                ----------
BROKERAGE (0.5%)
Bear Stearns Companies, Inc. (The)
  6.20%, due 3/30/03..................             80,000           80,120


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                Principal
                                                  Amount         Value
                                              ============================
CORPORATE BONDS (Continued)

Brokerage (Continued)
Lehman Brothers Holdings, Inc.
  6.25%, due 4/1/03...................         $   80,000       $   80,055
Lehman Brothers, Inc.
  6.50%, due 4/15/08..................            110,000          110,143
Merrill Lynch & Co., Inc.
  6.00%, 2/12/03......................            135,000          134,910
                                                                ----------
                                                                   405,228
                                                                ----------
CABLE (2.2%)
American Telecasting, Inc.
  (zero coupon), due 6/15/04
  14.50%, beginning 6/15/99...........            650,000          162,500
Marcus Cable Operating Co. L.P.
  (zero coupon), due 8/1/04
  13.50%, beginning 8/1/99............            575,000          557,750
Primestar, Inc.
  10.9375%, due 4/1/99 (d)(g).........            500,000          500,000
UIH Australia/Pacific, Inc.
  Series B
  (zero coupon), due 5/15/06
  14.00%, beginning 5/15/01...........            700,000          427,875
                                                                ----------
                                                                 1,648,125
                                                                ----------
CASINOS (1.7%)
Casino America, Inc.
  12.50%, due 8/1/03..................            175,000          197,750
Empress River Casino Finance Corp.
  10.75%, due 4/1/02..................            300,000          324,000
Grand Casinos, Inc.
  10.125%, due 12/1/03................            140,000          153,300
Horseshoe Gaming L.L.C.
  Series B
  12.75%, due 9/30/00.................            150,000          164,625
Penn National Gaming, Inc.
  10.625%, due 12/15/04...............            300,000          315,000
President Riverboat Casinos, Inc.
  13.00%, due 9/15/01.................            140,000          129,500
                                                                ----------
                                                                 1,284,175
                                                                ----------
CELLULAR TELEPHONE (0.3%)
Centennial Cellular Corp.
  8.875%, due 11/1/01.................            160,000          166,200
International Wireless
  Communications Holdings, Inc.
  (zero coupon), due 8/15/01..........            475,000           85,500
                                                                ----------
                                                                   251,700
                                                                ----------
CHEMICALS (0.2%)
Octel Developments, PLC
  10.00%, due 5/1/06 (c)..............            125,000          127,500
                                                                ----------
COMPUTERS & OFFICE EQUIPMENT (0.7%)
American Business Information, Inc.
  9.50%, due 6/15/08 (c)..............            175,000          175,875
Computer Associates International, Inc.
  6.375%, due 4/15/05 (c).............            250,000          247,875
International Business Machines Corp.
  6.50%, due 1/15/28..................            115,000          115,298
                                                                ----------
                                                                   539,048
                                                                ----------
CONGLOMERATES (0.2%)
Hutchison Whampoa Ltd.
  7.45%, due 8/1/17 (c)...............            225,000          179,078
                                                                ----------
CONSUMER DURABLES (0.3%)
Samsonite Corp.
  10.75%, due 6/15/08 (c).............            200,000          198,500
                                                                ----------
COSMETICS (0.2%)
Jafra Cosmetics International, Inc.
  11.75%, due 5/1/08 (c)..............            175,000          175,000
                                                                ----------
DEFENSE ELECTRONICS (0.2%)
Alliant Techsystems, Inc.
  11.75%, due 3/1/03..................            150,000          162,563
                                                                ----------
DOMESTIC OIL & GAS (0.6%)
Houston Exploration Co. (The)
  Series B
  8.625%, due 1/1/08..................            170,000          170,000
Northern Offshore ASA
  10.00%, due 5/15/05 (c).............            265,000          253,075
                                                                ----------
                                                                   423,075
                                                                ----------
ELECTRIC UTILITIES (1.3%)
CMS Energy Corp.
  7.00%, due 1/15/05..................            250,000          242,511
Empresa Electrica del Norte Grande S.A.
  10.50%, due 6/15/05 (c).............            135,000          137,700
ESI Tractebel Acquisition Corp.
  7.99%, due 12/30/11 (c).............            175,000          175,000
Niagara Mohawk Power Corp.
  Series B
  7.00%, due 10/1/00..................            285,000          285,191


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                                Principal
                                                  Amount         Value
                                              ============================
CORPORATE BONDS (Continued)

EKECTRIC UTILITIES (Continued)
Public Service Electric & Gas Co.
  Series UU
  6.75%, due 3/1/06...................         $  145,000       $  149,341
                                                                ----------
                                                                   989,743
                                                                ----------
ENERGY (0.7%)
Conproca, S.A.
  12.00%, due 6/16/10 (c)(k)..........            175,000          177,625
Mariner Energy, Inc.
  Series B
  10.50%, due 8/1/06..................            170,000          172,550
Nuevo Energy Co.
  8.875%, due 6/1/08 (c)..............            175,000          178,063
                                                                ----------
                                                                   528,238
                                                                ----------
FINANCE (1.4%)
CB Richard Ellis Services, Inc.
  8.875%, due 6/1/06..................            175,000          173,688
Cityscape Financial Corp.
  Series A
  12.75%, due 6/1/04 (h)..............            900,000          360,000
EOP Operating L.P.
  6.50%, due 6/15/04 (c)..............            270,000          269,395
Resource America, Inc.
  12.00%, due 8/1/04..................            130,000          139,100
Traffic Stream (BVI) Infrastructure Ltd.
  14.25%, due 5/1/06 (c)..............            205,000          164,000
                                                                ----------
                                                                 1,106,183
                                                                ----------
FINANCIAL SERVICES (0.6%)
Conseco, Inc.
  6.40%, due 6/15/11 (d)..............            210,000          209,656
Equitable Companies, Inc.
  7.00%, due 4/1/28...................            110,000          113,926
Travelers Group, Inc.
  6.625%, due 1/15/28.................            145,000          146,030
                                                                ----------
                                                                   469,612
                                                                ----------
FOOD, BEVERAGES & TOBACCO (1.7%)
Coca-Cola Enterprises, Inc.
  6.95%, due 11/15/26(m)..............            340,000          355,582
Colorado Prime Corp.
  12.50%, due 5/1/04..................            150,000          147,750
Fresh Foods, Inc.
  10.75%, due 6/1/06 (c)..............             90,000           90,000
Global Health Sciences, Inc.
  11.00%, due 5/1/08 (c)..............            175,000          172,812
Philip Morris Companies, Inc.
  6.15%, due 3/15/10 (d)..............            330,000          329,703
Standard Commercial Corp.
  8.875%, due 8/1/05..................            225,000          220,500
                                                                ----------
                                                                 1,316,347
                                                                ----------
HEALTH CARE (1.5%)
Fountain View, Inc.
  11.25%, due 4/15/08 (c).............            350,000          356,125
Magellan Health Services, Inc.
  9.00%, due 2/15/08 (c)..............             75,000           74,438
Medaphis Corp.
  9.50%, due 2/15/05 (c)..............            125,000          122,500
Quest Diagnostics, Inc.
  10.75%, due 12/15/06................            355,000          396,712
Sun Healthcare Group, Inc.
  9.375%, due 5/1/08 (c)..............            175,000          176,750
                                                                ----------
                                                                 1,126,525
                                                                ----------
HOUSING (0.6%)
Greystone Homes, Inc.
  10.75%, due 3/1/04..................            450,000          486,000
                                                                ----------
MEDIA (0.8%)
Affiliated Newspapers Investments, Inc.
  (zero coupon), due 7/1/06
  13.25%, beginning 7/1/99............            150,000          147,750
CD Radio, Inc.
  (zero coupon), due 12/1/07
  15.00%, beginning 12/1/02...........            375,000          219,375
General Media, Inc.
  10.625%, due 12/31/00...............             50,000           46,500
Time Warner, Inc.
  8.375%, due 7/1/13..................            177,000          203,669
                                                                ----------
                                                                   617,294
                                                                ----------
OIL SERVICES (0.2%)
Pool Energy Services Co.
  8.625%, due 4/1/08 (c)..............            180,000          175,500
                                                                ----------
PAPER & FOREST PRODUCTS (0.7%)
Georgia-Pacific Corp.
  7.25%, due 6/1/28...................            180,000          182,046
SD Warren Co.
  Series B
  12.00%, due 12/15/04................            300,000          331,875
                                                                ----------
                                                                   513,921
                                                                ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                Principal
                                                  Amount         Value
                                              ============================
CORPORATE BONDS (Continued)

PUBLISHING (0.4%)
Regional Independent Media Group
  10.50%, due 7/1/08 (c)..............         $  275,000       $  279,125
                                                                ----------
REAL ESTATE (0.3%)
LNR Property Corp.
  9.375%, due 3/15/08 (c).............            230,000          230,575
                                                                ----------
RECREATION & ENTERTAINMENT (0.0%)(b)
Alliance Entertainment Corp.
  Series B
  11.25%, due 7/15/05 (h)(i)..........            160,000            5,600
                                                                ----------
RESTAURANTS & LODGING (0.9%)
Advantica Restaurant Group, Inc.
  11.25%, due 1/15/08.................            160,000          170,000
Booth Creek Ski Holdings, Inc.
  Series B
  12.50%, due 3/15/07.................             40,000           42,800
Extended Stay America, Inc.
  9.15%, due 3/15/08 (c)..............            175,000          172,375
FRI-MRD Corp.
  (zero coupon), due 1/24/02
  15.00%, beginning
  6/30/99 (c)(g)......................            320,000          295,200
                                                                ----------
                                                                   680,375
                                                                ----------
RETAIL (0.8%)
Albertson's, Inc.
  Series C
  6.625%, due 6/1/28..................            175,000          174,872
Federated Department Stores, Inc.
  7.00%, due 2/15/28..................            200,000          203,841
Wal-Mart Stores, Inc.
  5.65%, due 2/1/10...................            200,000          199,370
                                                                ----------
                                                                   578,083
                                                                ----------
STEEL, ALUMINUM & OTHER METALS (0.4%)
Carpenter Technology Corp.
  Series B
  6.275%, due 4/7/03..................             85,000           85,179
Schuff Steel Co.
  10.50%, due 6/1/08 (c)..............            175,000          173,250
UCAR Global Enterprises, Inc.
  Series B
  12.00%, due 1/15/05.................             80,000           85,800
                                                                ----------
                                                                   344,229
                                                                ----------
SUPERMARKETS (0.1%)
Penn Traffic Co. (The)
  10.25%, due 2/15/02.................             55,000           43,725
                                                                ----------
TECHNOLOGY (0.4%)
Electronic Retailing Systems
  International, Inc.
  (zero coupon), due 2/1/04
  13.25%, beginning 2/1/00............            200,000           84,000
Metawave Communications Corp.
  13.75%, due 4/28/00 (d)(g)(o).......            155,000          159,650
Samsung Electronics America, Inc.
  9.75%, due 5/1/03 (c)...............             90,000           84,150
                                                                ----------
                                                                   327,800
                                                                ----------
TELECOMMUNICATION SERVICES (1.1%)
BellSouth Telecommunications Corp.
  6.375%, due 6/1/28..................            200,000          199,322
GTE Corp.
  6.94%, due 4/15/28..................            200,000          202,500
Impsat Corp.
  12.375%, due 6/15/08 (c)............             90,000           90,900
Orion Network System, Inc.
  (zero coupon), due 1/15/07
  12.50%, beginning 1/15/02...........            250,000          190,000
T/SF Communications Corp.
  Series B
  10.375%, due 11/1/07................            180,000          183,150
                                                                ----------
                                                                   865,872
                                                                ----------
TEXTILE & APPAREL (0.3%)
Delta Mills, Inc.
  Series B
  9.625%, due 9/1/07..................            140,000          137,550
Norton McNaughton, Inc.
  12.50%, due 6/1/05 (c)..............            125,000          125,000
                                                                ----------
                                                                   262,550
                                                                ----------
TRANSPORTATION (0.5%)
Equimar Shipholdings Ltd.
  9.875%, due 7/1/07..................             95,000           86,450
Pacific & Atlantic (Holdings) Inc.
  11.50%, due 5/30/08 (c).............            150,000          141,000
Pegasus Shipping Hellas Ltd.
  11.875%, due 11/15/04...............            165,000          167,063
                                                                ----------
                                                                   394,513
                                                                ----------
Total Corporate Bonds
  (Cost $18,133,787)..................                          18,084,709
                                                                ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                              Principal
                                               Amount            Value
                                          ================================
FOREIGN BONDS (29.8%)

ARGENTINA (0.1%)
Argentina Bocon Previs
  Series Pre 1
  2.996%, due 4/1/01 (d)..............    AP      107,981       $   97,085
                                                                ----------
AUSTRALIA (1.7%)
Australian Government
  Series 808
  8.75%, due 8/15/08..................    A$      115,000           88,491
  Series 1007
  10.00%, due 10/15/07................            599,000          488,815
Federal National Mortgage
  Association
  6.375%, due 8/15/07.................            786,000          502,346
Treasury Corp. of Victoria
  8.25%, due 10/15/03.................            295,000          204,713
                                                                ----------
                                                                 1,284,365
                                                                ----------
CANADA (2.9%)
Alberta (Province of)
  Series UB
  9.60%, due 7/7/98...................    C$      477,000          325,343
Canadian Government
  Series WB60
  7.25%, due 6/1/07...................             50,000           38,591
  Series VW17
  8.00%, due 6/1/27...................            439,000          405,982
  Series J24
  10.25%, due 2/1/04..................            881,000          738,768
Hydro-Quebec
  5.50%, due 5/15/03..................          1,086,000          738,503
                                                                ----------
                                                                 2,247,187
                                                                ----------
DENMARK (5.0%)
Kingdom of Denmark
  7.00%, due 11/15/07.................    DK    4,400,000          736,744
Nykredit
  Series ANN
  6.00%, due 10/1/26..................          7,854,000        1,138,868
Realkredit Danmark
  6.00%, due 10/1/26..................         13,500,000        1,958,154
                                                                ----------
                                                                 3,833,766
                                                                ----------
EUROPEAN CURRENCY UNIT (0.9%)
European Investment Bank
  5.00%, due 4/15/08..................    ECU     630,000          693,432
                                                                ----------
FRANCE (0.4%)
France Obligations Assimilables
  du Tresor
  5.25%, due 4/25/08..................    FF      960,000          163,762
  7.50%, due 4/25/05..................            378,000           72,861
  8.50%, due 3/28/00-12/26/12.........            356,000           65,282
                                                                ----------
                                                                   301,905
                                                                ----------
GERMANY (3.2%)
Bundes Republic Deutschland
  Series 98
  5.625%, due 1/4/28..................    DM      340,000          195,520
  Series 95
  7.375%, due 1/3/05..................            587,000          374,730
Bundesobligation
  Series 123
  4.50%, due 5/17/02..................          1,397,000          779,256
Euronet Services, Inc.
  (zero coupon), due 7/1/06...........            645,000          221,105
Ford Motor Credit Co.
  5.25%, due 6/16/08..................            865,000          477,701
Land Baden-Wuerttemberg
  Series 38
  7.50%, due 10/22/04.................            290,000          184,136
Venezuela Synthetic Sovereign
  Investments Ltd.
  10.125%, due 12/29/03...............            400,000          223,269
                                                                ----------
                                                                 2,455,717
                                                                ----------
IRELAND (3.5%)
Irish Government
  8.00%, due 10/18/00.................    IP    1,803,000        2,688,413
                                                                ----------
ITALY (2.5%)
Buoni Poliennali del Tesoro
  6.50%, due 11/1/27..................    IL  440,000,000          282,009
  8.25%, due 7/1/01...................      1,000,000,000          621,160
  9.50%, due 2/1/01...................        710,000,000          447,655
  10.50%, due 7/15/00.................        465,000,000          327,899
  12.00%, due 5/1/02..................        405,000,000          254,146
                                                                ----------
                                                                 1,932,869
                                                                ----------
NORWAY (0.6%)
Norwegian Government
  6.75%, due 1/15/07..................    NK    3,130,000          440,323
                                                                ----------
SPAIN (1.0%)
Spanish Government
  7.35%, due 3/31/07..................    SP   10,540,000           80,377


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                              Principal
                                               Amount            Value
                                          ================================
FOREIGN BONDS (Continued)

SPAIN (Continued)
Spanish Government
  8.30%, due 12/15/98.................    SP    1,390,000        $   9,232
  10.25%, due 11/30/98................          5,540,000           37,016
  10.50%, due 10/30/03................         16,210,000          134,636
  11.30%, due 1/15/02.................         64,470,000          513,511
                                                                ----------
                                                                   774,772
                                                                ----------
SWEDEN (1.6%)
AB Spintab
  Series 164
  8.50%, due 12/19/01.................    SK    1,000,000          139,821
Stadshypotek AB
  Series 1553
  10.00%, due 12/20/00................          4,000,000          563,175
Swedish Government
  Series 1036
  10.25%, due 5/5/00..................            200,000           27,678
  Series 1030
  13.00%, due 6/15/01.................          3,000,000          463,990
                                                                ----------
                                                                 1,194,664
                                                                ----------
UNITED KINGDOM (4.0%)
British Telecom, PLC
  8.625%, due 3/26/20.................    (pound) 610,000        1,285,637
Federal National Mortgage
  Association
  Series EMTN
  7.125%, due 8/10/99.................            250,000          415,311
IPC Magazines Group, PLC
  (zero coupon), due 3/15/08
  10.75%, beginning 3/15/03 (c).......            285,000          271,048
Regional Independent Media Group
  (zero coupon), due 7/1/08
  12.875%, beginning 7/1/03 (c).......            100,000           91,142
United Kingdom Treasury Bond
  7.25%, due 12/7/07..................            530,000          973,842
                                                                ----------
                                                                 3,036,980
                                                                ----------
UNITED STATES (2.4%)
Banco Hipotecario S.A.
  10.00%, due 4/17/03 (c).............         $  475,000          469,062
Conproca, S.A.
  12.00%, due 6/16/10 (c)(k)..........            313,000          317,695
Innova S de R.L.
  12.875%, due 4/1/07.................            145,000          147,900
Nacional Financiera SNC
  9.375%, due 4/23/99 (c).............            150,000          150,000
Republic of Colombia
  7.625%, due 2/15/07.................            650,000          585,000
Republic of Panama
  8.875%, due 9/30/27.................            163,000          153,627
                                                                ----------
                                                                 1,823,284
                                                                ----------
Total Foreign Bonds
  (Cost $23,122,539)..................                          22,804,762
                                                                ----------
U.S. GOVERNMENT &
FEDERAL AGENCIES (13.7%)

FEDERAL AGENCY (COLLATERALIZED
  MORTGAGE OBLIGATION) (0.2%)
Fannie Mae
  Series 1998-M1 Class A1
  5.96%, due 5/25/07..................            130,526          129,973
                                                                ----------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (MORTGAGE
  PASS-THROUGH SECURITIES) (3.2%)
  6.00%, due 12/31/15 TBA (l).........            525,000          519,587
  6.50%, due 12/1/27..................            229,038          228,215
  6.50%, due 12/31/30 TBA (l).........            830,000          826,107
  7.00%, due 7/20/13 TBA (l)..........            860,000          876,263
                                                                ----------
                                                                 2,450,172
                                                                ----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION I (MORTGAGE
  PASS-THROUGH SECURITIES) (4.2%)
  7.00%, due 8/19/28 TBA (l)..........          1,365,000        1,385,475
  7.50%, due 12/15/23.................            354,626          364,822
  8.00%, due 7/21/28-8/19/28
    TBA (l)...........................          1,440,000        1,492,200
                                                                ----------
                                                                 3,242,497
                                                                ----------
UNITED STATES TREASURY BONDS (1.7%)
  6.125%, due 11/15/27 (m)............            175,000          187,523
  7.625%, due 2/15/25 (m).............            620,000          780,617
  8.875%, due 8/15/17 (m).............            250,000          340,820
                                                                ----------
                                                                 1,308,960
                                                                ----------
UNITED STATES TREASURY NOTES (4.4%)
  5.625%, due 11/30/00 (m)............            160,000          160,350
  5.75%, due 4/30/03 (m)..............          1,225,000        1,237,054
  6.625%, due 5/15/07 (m).............            645,000          692,769
  7.875%, due 11/15/99 (m)............            930,000          958,477
  7.875%, due 11/15/04 (m)............            265,000          297,627
                                                                ----------
                                                                 3,346,277
                                                                ----------
Total U.S. Government &
  Federal Agencies
  (Cost $10,452,211)..................                          10,477,879
                                                                ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                                Principal
                                                  Amount         Value
                                              ============================
YANKEE BONDS (2.8%)

CELLULAR TELEPHONE (0.5%)
Millicom International Cellular, S.A.
  (zero coupon), due 6/1/06
  13.50%, beginning 6/1/01............         $  475,000       $  366,937
                                                                ----------
CONSUMER FINANCIAL SERVICES(0.4%)
Ford Capital Co. B.V.
  9.50%, due 6/1/10...................            215,000          269,296
                                                                ----------
ELECTRIC UTILITIES (0.3%)
United Utilities, PLC
  6.45%, due 4/1/08...................            190,000          190,384
                                                                ----------
FINANCE (0.2%)
Fairfax Financial Holdings Ltd.
  6.875%, due 4/15/08.................            160,000          159,640
                                                                ----------
GAS UTILITIES (0.1%)
Camuzzi Gas Pampeana S.A.
  9.25%, due 12/15/01.................             95,000           96,524
                                                                ----------
MULTI-INDUSTRIAL (0.2%)
Tyco International Group S.A.
  6.125%, due 6/15/01.................            175,000          175,108
                                                                ----------
OIL SERVICES (0.3%)
Petro-Geo-Services ASA
  7.125%, due 3/30/28.................            260,000          263,513
                                                                ----------
PAPER & FOREST PRODUCTS (0.2%)
Stone Container Finance Company
  of Canada
  11.50%, due 8/15/06 (c).............            150,000          169,500
                                                                ----------
STEEL, ALUMINUM & OTHER METALS (0.2%)
Ivaco, Inc.
  11.50%, due 9/15/05.................            125,000          136,875
                                                                ----------
TELECOMMUNICATION SERVICES (0.4%)
Call-Net Enterprises, Inc.
  (zero coupon), due 12/1/04
  13.25%, beginning 12/1/99...........            250,000          238,750
Fonorola, Inc.
  12.50%, due 8/15/02.................             70,000           77,525
                                                                ----------
                                                                   316,275
                                                                ----------
Total Yankee Bonds
  (Cost $2,122,790)...................                           2,144,052
                                                                ----------
Total Long-Term Bonds
  (Cost $67,067,314)..................                          66,317,061
                                                                ----------

                                                 Shares
                                             ==============
PREFERRED STOCKS (4.5%)

CABLE (0.4%)
United International Holdings, Inc.
  4.00%, Series A (a)(f)(g)...........              1,840          296,240
                                                                ----------
MINING (0.9%)
Freeport McMoran
  Copper & Gold, Inc.
  7.00%, Series A (f)(n)..............             35,400          681,450
                                                                ----------
REAL ESTATE (1.3%)
General Growth Properties, Inc.
  7.25%, Series A (f).................             40,000        1,007,500
                                                                ----------
RESTAURANTS & LODGING (1.3%)
Lodgian Capital Trust I
  7.00% (c)(f)........................             20,000          945,000
                                                                ----------
TELECOMMUNICATION SERVICES (0.6%)
Omnipoint Corp.
  7.00% (c)(f)........................             10,000          485,000
                                                                ----------
Total Preferred Stocks
  (Cost $3,418,453)...................                           3,415,190
                                                                ----------
WARRANTS (0.0%)(b)

FOOD, BEVERAGES & TOBACCO (0.0%)(b)
Colorado Prime Corp.
  expire 12/31/03 (a)(c)..............                150            1,500
                                                                ----------
TECHNOLOGY (0.0%)(b)
Metawave Communications Corp.
  expire 4/28/00 (a)(g)...............              2,873               29
                                                                ----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                               Shares           Value
                                           ===============================
WARRANTS (Continued)

TELECOMMUNICATION SERVICES (0.0%)(b)
Rocky Mountain Internet, Inc.
  expire 7/29/03 (a)(g)...............                825      $     4,826
                                                               -----------
Total Warrants
  (Cost $1,450).......................                               6,355
                                                               -----------

                                             Principal
                                               Amount
                                           ==============
SHORT-TERM INVESTMENTS (14.7%)

COMMERCIAL PAPER (14.5%)
Ford Motor Credit Corp.
  5.63%, due 7/2/98...................         $  740,000          739,884
General Electric Corp.
  5.62%, due 7/6/98...................          1,660,000        1,658,704
Goldman Sachs Group L.P. (The)
  5.52%, due 7/6/98...................          1,090,000        1,089,164
ING Funding
  5.56%, due 7/15/98..................          1,375,000        1,372,027
Merrill Lynch & Co., Inc.
  5.63%, due 7/6/98...................          1,700,000        1,698,671
Morgan Stanley, Dean Witter,
  Discover & Co.
  6.25%, due 7/1/98...................            775,000          775,000
Norwest Corp.
  5.71%, due 7/2/98...................          1,660,000        1,659,737
Prudential Funding Corp.
  6.30%, due 7/1/98...................            970,000          970,000
Salomon Smith Barney, Inc.
  5.56%, due 7/1/98...................          1,100,000        1,100,000
                                                               -----------
                                                                11,063,187
                                                               -----------
FOREIGN SHORT-TERM BOND (0.2%)
UNITED STATES (0.2%)
Nacional Financiera SNC
  6.688%, due 3/15/99.................            155,000          155,000
                                                               -----------
Total Short-Term Investments
  (Cost $11,218,311)..................                          11,218,187
                                                               -----------
Total Investments
  (Cost $81,705,528) (p)..............              105.8%      80,956,793(q)
                                                               -----------
Liabilities in Excess of
  Cash and Other Assets...............               (5.8)      (4,426,119)
                                               ----------      -----------
Net Assets............................              100.0%     $76,530,674
                                               ==========      ===========

----------
(a)  Non-income producing security.

(b)  Less than one tenth of a percent.

(c)  May be sold to institutional investors only.

(d)  Floating rate. Rate shown is the rate in effect at June 30, 1998.

(e)  Yankee bond.

(f)  Convertible preferred stock.

(g)  Restricted security.

(h)  Issue in default.

(i)  Issuer in bankruptcy.

(j) PIK ("Payment in Kind")--interest payment is made with additional securities.

(k)  Euro-Dollar bond.

(l) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity date will be determined upon settlement.

(m)  Segregated as collateral for TBAs.

(n) Depository Shares--each share represents 0.05 shares of a share of Series A 7.00% step-up convertible preferred stock.

(o) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.

(p)  The cost for Federal income tax purposes is $81,719,300.

(q) At June 30, 1998 net unrealized depreciation was $762,507, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $620,479 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,382,986.

(r)  The following abbreviations are used in the above portfolio:
     AP     --Argentinean Peso
     A$     --Australian Dollar
     C$     --Canadian Dollar
     DK     --Danish Krone
     DM     --Deutsche Mark
     ECU    --European Currency Unit
     FF     --French Franc
     IP     --Irish Punt
     IL     --Italian Lira
     NK     --Norwegian Krone
     SP     --Spanish Peseta
     SK     --Swedish Krona
     (pound)--Pound Sterling
     $      --U.S. Dollar

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $81,705,528) ............   $ 80,956,793
Cash ........................................................................      1,263,769
Cash denominated in foreign currencies (identified cost $673,462) ...........        682,464
Receivables:
  Investment securities sold ................................................      5,511,021
  Dividends and interest ....................................................      1,153,844
  Fund shares sold ..........................................................        156,018
Unrealized appreciation on forward foreign currency contracts ...............        372,140
Unamortized organization expense ............................................        152,767
                                                                                ------------
    Total assets ............................................................     90,248,816
                                                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased ...........................................     12,840,556
  Fund shares redeemed ......................................................         79,229
  NYLIFE Distributors .......................................................         50,565
  MainStay Management .......................................................         39,867
  Custodian .................................................................         21,600
  Transfer agent ............................................................         12,589
  Trustees ..................................................................            434
Accrued expenses ............................................................         54,781
Unrealized depreciation on forward foreign currency contracts ...............        208,046
Dividend payable ............................................................        410,475
                                                                                ------------
    Total liabilities .......................................................     13,718,142
                                                                                ------------
Net assets ..................................................................   $ 76,530,674
                                                                                ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A ...................................................................   $     19,299
  Class B ...................................................................         57,190
Additional paid-in capital ..................................................     76,550,510
Accumulated distribution in excess of net investment income .................       (377,284)
Accumulated undistributed net realized gain on investments ..................        871,648
Net unrealized depreciation on investments ..................................       (748,735)
Net unrealized appreciation on translation of other assets and liabilities
  in foreign currencies and forward foreign currency contracts ..............        158,046
                                                                                ------------
Net assets ..................................................................   $ 76,530,674
                                                                                ============
CLASS A
Net assets applicable to outstanding shares .................................   $ 19,315,270
                                                                                ============
Shares of beneficial interest outstanding ...................................      1,929,940
                                                                                ============
Net asset value per share outstanding .......................................   $      10.01
Maximum sales charge (4.50% of offering price) ..............................           0.47
                                                                                ------------
Maximum offering price per share outstanding ................................   $      10.48
                                                                                ============

CLASS B
Net assets applicable to outstanding shares .................................   $ 57,215,404
                                                                                ============

Shares of beneficial interest outstanding ...................................      5,718,998
                                                                                ============
Net asset value and offering price per share outstanding ....................   $      10.00
                                                                                ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends ..........................................................................  $    50,452
  Interest ...........................................................................    2,534,298
                                                                                        -----------
    Total income .....................................................................    2,584,750
                                                                                        -----------
Expenses:
  Management .........................................................................      211,314
  Distribution--Class B ..............................................................      192,636
  Service--Class A ...................................................................       23,802
  Service--Class B ...................................................................       64,245
  Transfer agent .....................................................................       60,817
  Shareholder communication ..........................................................       40,184
  Registration .......................................................................       25,961
  Amortization of organization expense ...............................................       20,666
  Professional .......................................................................       15,899
  Recordkeeping ......................................................................       13,282
  Custodian ..........................................................................       12,871
  Trustees ...........................................................................          875
  Miscellaneous ......................................................................        6,404
                                                                                        -----------
    Total expenses before reimbursement ..............................................      688,956
Expense reimbursement from Manager ...................................................      (30,927)
                                                                                        -----------
    Net expenses .....................................................................      658,029
                                                                                        -----------
Net investment income ................................................................    1,926,721
                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions ..............................................................      997,663
  Foreign currency transactions ......................................................       (9,950)
                                                                                        -----------
Net realized gain on investments and foreign currency transactions ...................      987,713
                                                                                        -----------
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions ..............................................................        6,382
  Translation of assets and liabilities in foreign currencies and forward
    foreign currency contracts .......................................................      (18,814)
                                                                                        -----------
Net unrealized loss on investments and foreign currency transactions .................      (12,432)
                                                                                        -----------
Net realized and unrealized gain on investments and foreign currency transactions ....      975,281
                                                                                        -----------
Net increase in net assets resulting from operations .................................  $ 2,902,002
                                                                                        ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                         Six months     February 28, 1997**
                                                                                            ended            through
                                                                                        June 30, 1998*   December 31,1997
                                                                                        --------------   ------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ..............................................................   $  1,926,721      $  2,815,744
  Net realized gain on investments ...................................................        997,663         1,182,881
  Net realized gain (loss) on foreign currency transactions ..........................         (9,950)          111,334
  Net change in unrealized depreciation on investments ...............................          6,382          (755,117)
  Net change in unrealized appreciation on translation of other assets
    and liabilities in foreign currencies and forward foreign currency contracts .....        (18,814)          176,860
                                                                                         ------------      ------------
  Net increase in net assets resulting from operations ...............................      2,902,002         3,531,702
                                                                                         ------------      ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A ..........................................................................       (670,353)       (1,504,251)
    Class B ..........................................................................     (1,648,770)       (1,461,165)
  From net realized gain on investments and foreign currency transactions:
    Class A ..........................................................................           --            (431,115)
    Class B ..........................................................................           --            (871,088)
                                                                                         ------------      ------------
    Total dividends and distributions to shareholders ................................     (2,319,123)       (4,267,619)
                                                                                         ------------      ------------
Capital share transactions: Net proceeds from sale of shares:
    Class A ..........................................................................      1,928,616        13,170,997
    Class B ..........................................................................     19,111,232        42,685,916
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
    Class A ..........................................................................        413,929         1,749,283
    Class B ..........................................................................      1,103,682         1,998,370
                                                                                         ------------      ------------
        ..............................................................................     22,557,459        59,604,566
  Cost of shares redeemed:
    Class A ..........................................................................     (2,126,508)      (16,049,724)
    Class B ..........................................................................     (7,277,316)       (3,024,765)
                                                                                         ------------      ------------
      Increase in net assets derived from capital share transactions .................     13,153,635        40,530,077
                                                                                         ------------      ------------
      Net increase in net assets .....................................................     13,736,514        39,794,160
NET ASSETS:
Beginning of period ..................................................................     62,794,160        23,000,000
                                                                                         ------------      ------------
End of period ........................................................................   $ 76,530,674      $ 62,794,160
                                                                                         ============      ============
Accumulated undistributed net investment income (excess distribution) end of period ..   $   (377,284)     $     15,118
                                                                                         ============      ============

----------
*    Unaudited.

**   Commencement of operations.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                        Class A         Class B        Class A         Class B
                                                                       ----------      ----------     ----------      ----------
                                                                               Six months                 February 28, 1997**
                                                                                 ended                          through
                                                                             June 30, 1998*                December 31, 1997
                                                                       --------------------------     --------------------------
Net asset value at beginning of period .............................        $9.91           $9.91         $10.00          $10.00
                                                                       ----------      ----------     ----------      ----------
Net investment income ..............................................         0.29            0.25           0.54            0.48
Net realized and unrealized gain on investments ....................         0.16            0.15           0.07            0.07
Net realized and unrealized gain (loss) on
  foreign currency transactions ....................................        (0.00)(b)       (0.00)(b)       0.05            0.05
                                                                       ----------      ----------     ----------      ----------
Total from investment operations ...................................         0.45            0.40           0.66            0.60
                                                                       ----------      ----------     ----------      ----------
Less dividends and distributions:
  From net investment income .......................................        (0.35)          (0.31)         (0.54)          (0.48)
  From net realized gain on investments ............................         --              --            (0.21)          (0.21)
                                                                       ----------      ----------     ----------      ----------
Total dividends and distributions ..................................        (0.35)          (0.31)         (0.75)          (0.69)
                                                                       ----------      ----------     ----------      ----------
Net asset value at end of period ...................................       $10.01          $10.00          $9.91           $9.91
                                                                       ==========      ==========     ==========      ==========
Total investment return (a) ........................................         4.59%           4.10%          6.62%           6.02%
Ratios (to average net assets)/Supplemental Data:
  Net investment income ............................................         6.02%+          5.27%+         6.46%+          5.71%+
  Net expenses .....................................................         1.32%+          2.07%+         1.15%+          1.90%+
  Expenses (before reimbursement) ..................................         1.41%+          2.16%+         1.49%+          2.24%+
Portfolio turnover rate ............................................          186%            186%           323%            323%
Net assets at end of period (in 000's) .............................      $19,315         $57,216        $18,922         $43,872

----------
*    Unaudited.

**   Commencement of operations.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.

(b)  Less than one cent per share.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund").

The Fund commenced operations on February 28, 1997, and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield bonds. High yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System)

Notes to Financial Statements unaudited


at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and market value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay Strategic Income Fund

Forward foreign currency contracts open at June 30, 1998:

                                                                      Contract                 Contract              Unrealized
                                                                       Amount                   Amount              Appreciation/
                                                                        Sold                   Purchased           (Depreciation)
                                                               ---------------------    ---------------------      --------------
Foreign Currency Sale Contracts

Australian Dollar vs. US$, expiring 7/6/98 - 7/10/98            A$         2,652,000     $          1,633,647            $ (8,946)
Canadian Dollar vs. US$, expiring 7/22/98                       C$           615,000     $            418,823                 411
Danish Krone vs. Deutsche Mark, expiring 9/22/98                DK        22,960,000     DM         6,020,242               1,351
Deutsche Mark vs. Irish Punt, expiring 6/30/98                  DM           259,356     IP           103,000                  36
Deutsche Mark vs. Pound Sterling, expiring 6/30/98              DM        13,499,966   (pound)      4,574,750             172,518
Deutsche Mark vs. Italian Lira, expiring 7/14/98                DM            50,538     IL        50,000,000                 126
Deutsche Mark vs. US$, expiring 7/24/98                         DM        17,318,948     $          9,722,277             112,703
Deutsche Mark vs. Swedish Krona, expiring 8/11/98               DM           496,625     SK         2,200,000                 485
Deutsche Mark vs. French Franc, expiring 8/18/98                DM         3,487,443     FF        11,695,000               2,260
Deutsche Mark vs. Swiss Franc, expiring 9/29/98                 DM           281,481     CF           235,000                (447)
Irish Punt vs. Deutsche Mark, expiring 6/30/98                  IP           103,000     DM           259,138                (157)
Italian Lira vs. Deutsche Mark, expiring 7/14/98                IL        48,000,000     DM            48,475                (144)
New Zealand Dollar vs. US$, expiring 7/13/98                    ND           514,967     $            253,930             (13,151)
Norwegian Krone vs. Deutsche Mark, expiring 9/14/98             NK         3,511,200     DM           831,742               4,548
Pound Sterling vs. Deutsche Mark, expiring 6/30/98 - 9/30/98  (pound)      4,754,100     DM        14,102,845            (134,746)
Pound Sterling vs. US$, expiring 9/9/98                       (pound)        319,900     $            519,869             (11,747)
Swedish Krona vs. Deutsche Mark, expiring 8/11/98               SK         8,330,000     DM         1,934,420              28,168

                                                                      Contract                 Contract              Unrealized
                                                                       Amount                   Amount              Appreciation/
                                                                     Purchased                   Sold              (Depreciation)
                                                               ---------------------    ---------------------      --------------
Foreign Currency Buy Contracts

Australian Dollar vs. US$, expiring 7/6/98                      A$         1,044,000     $            645,695           $     913
Canadian Dollar vs. US$, expiring 7/22/98                       C$           677,500     $            461,103                (169)
New Zealand Dollar vs. US$, expiring 7/13/98                    ND           514,967     $            256,999              10,082
                                                                                                                        ---------
Net Unrealized Appreciation on Forward Foreign
      Currency Contracts                                                                                                $ 164,094
                                                                                                                        =========

Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the 1933 Act and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 15% of its net assets in illiquid securities.

Restricted securities held at June 30, 1998:



                                                          Principal                                               Percent
                                          Acquisition      Amount/                            6/30/98               of
Security                                     Date          Shares            Cost              Value            Net Assets
--------                                  -----------     ---------          ----             -------           -----------
FRI-MRD Corp.
    (zero coupon), due 1/24/02
    15.00%, beginning 6/30/99               8/12/97       $320,000         $  260,444        $  295,200            0.4%
Metawave Communications Corp.
    13.75%, due 4/28/00(a)                  4/28/98        155,000            155,000           159,650            0.2
    Warrants, expire 4/28/00                4/28/98          2,873                  0(c)             29            0.0(b)
Primestar, Inc.
    10.9375%, due 4/1/99                     4/1/98        500,000            500,000           500,000            0.6
Rocky Mountain Internet, Inc.
    Warrants, expire 7/29/03                 6/8/98            825                  0(c)          4,826            0.0(b)
United International Holdings, Inc.
    Convertible Preferred Stock
    4.00%, Series A                          8/1/97          1,840            250,655           296,240            0.4
                                                                           ----------        ----------            ---
                                                                           $1,166,099        $1,255,945            1.6%
                                                                           ==========        ==========            ===

----------
(a) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.

(b)  Less than one tenth of a percent.

(c)  These warrants have no cost.


Mortgage Dollar Rolls. The Fund enters into mortgage dollar roll transactions ("MDRs") in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Organizational Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $208,486 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

MainStay Strategic Income Fund


Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. The Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at year end exchange rates are reflected in unrealized foreign exchange gains.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Foreign currency held at June 30, 1998:

                   Currency                              Cost           Value
---------------------------------------------------     --------       --------
Deutsche Mark                DM             390,430     $217,235       $216,305
Italian Lira                 IL              19,203           11             11
Norwegian Krone              NK               2,438          319            318
Pound Sterling              (pound)         250,935      407,052        416,328
Swedish Krona                SK             390,000       48,154         48,903
South African Rand           ZAR              3,529          691            599
                                                        --------       --------
                                                        $673,462       $682,464
                                                        ========       ========

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.60%. The Manager had voluntarily agreed to reduce its fee payable to the extent necessary such that total expenses did not exceed on an annual basis 1.15% and 1.90% of the average daily net assets of Class A and Class B shares, respectively, until such time as the Fund reached $100 million in assets or one year from the date of the Fund's commencement of operations, whichever occurred first. This expense reimbursement was terminated on February 28, 1998. For the six months ended June 30, 1998, the Manager earned $211,314 and reimbursed the Fund $30,927.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee of 0.30% of the average daily net assets of the Fund. To the extent the Manager had agreed to reimburse expenses of the Fund, the Sub-Adviser had voluntarily agreed to do so proportionately.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a

MainStay Strategic Income Fund


Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $5,389 for the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $40,764 for the same period.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998 amounted to $55,972.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, New York Life held shares of Class A with a net asset value of $6,660,890, which represents 34.5% of the Class A net assets at period end. NYLIFE Distributors held shares of Class B with a net asset value of $5,518,569, which represents 9.6% of the Class B net assets at period end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $976 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $13,282 for the six months ended June 30, 1998.

Note 4--Federal Income Tax:

The Fund intends to elect, to the extent provided by the regulations, to treat $100,513 of qualifying capital losses that arose during the prior year as if they arose on January 1, 1998.

Note 5--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of U.S. Government securities were $57,614 and $55,941, respectively. Purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $71,669 and $60,488, respectively.

Note 6--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at June 30, 1998.

Note 7--Capital Share Transactions (in 000's):

                                                                    Six months ended     February 28** through
                                                                     June 30, 1998*       December 31, 1997
                                                                   ------------------     ------------------
                                                                   Class A    Class B     Class A    Class B
                                                                   -------    -------     -------    -------
Shares sold .....................................................      192     1,908        1,311     4,226
Shares issued in reinvestment of dividends and distributions ....       42       110          173       199
                                                                   -------    -------     -------    -------
                                                                       234     2,018        1,484     4,425
Shares redeemed .................................................     (212)     (726)      (1,576)     (297)
                                                                   -------    -------     -------    -------
Net increase (decrease) .........................................       22     1,292          (92)    4,128
                                                                   =======    =======     =======    =======

----------
*    Unaudited.

**   Commencement of Operations.

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S.(primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME FUND(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------

----------
(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------


The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                  MainStay Strategic Income Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited



                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Strategic Income Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.


                                                        [LOGO] MAINSTAY(R) FUNDS



(C)1998. All rights reserved.                                       MSSA17-08/98
[RECYCLED SYMBOL]

Table of Contents

President's Letter                                                             2

MainStay Strategic Value Fund Highlights                                       3

$10,000 Invested in the MainStay Strategic
Value Fund versus S&P 500, Lipper Flexible
Portfolio Fund Average, and
Inflation--Class A & Class B Shares                                            4

Portfolio Management Discussion and Analysis                                   5

Fund Performance for the Periods Ended
12/31/97 & 6/30/98                                                             6

Asset Allocation                                                               7

Portfolio Composition                                                          9

Fund & Lipper Returns                                                         11

Top 10 Holdings                                                               12

10 Largest Purchases                                                          12

10 Largest Sales                                                              12

Portfolio of Investments                                                      13

Unaudited Financial Statements                                                20

Notes to Financial Statements                                                 24

The MainStay Funds                                                            30

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998

----------
*    See page 4 for more information on the S&P 500.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Strategic Value Fund Highlights

================================================================================
                MARKET RECAP FOR THE 6-MONTH PERIOD ENDED 6/30/98
================================================================================

o A robust economy with low interest rates, modest inflation, and low unemployment helped move both stocks and bonds higher in the first six months of 1998.

o Weaknesses in Asian economies caused a flight to high-quality, liquid securities and caused investors to reevaluate risk.

o High-yield bonds and convertible securities had positive performance during the reporting period.

o With investors primarily focused on large-cap growth stocks, the first half of 1998 was a challenging period for value-oriented investors.


================================================================================
      FUND RECAP FOR THE 6-MONTH AND SINCE-INCEPTION PERIODS ENDED 6/30/98
================================================================================

o The MainStay Strategic Value Fund returned 10.58% and 10.08% for Class A shares and Class B shares, respectively, excluding all sales charges, for the since-inception period ended 6/30/98.

o The Fund sought securities with attractive valuations and appropriate risk/reward profiles in the current market environment.

o The Fund benefited from individual security selection in stocks, convertibles, and high-yield bonds.

o Lower oil prices combined with difficulties in Asian economies to negatively impact some of the Fund's energy, aerospace, and transportation holdings.

o Both share classes underperformed the average Lipper* flexible portfolio fund, which returned 10.13% for the six months ended 6/30/98.

----------
* See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

$10,000 Invested in the MainStay
Strategic Value Fund versus S&P 500, Lipper
Flexible Portfolio Fund Average, and Inflation

CLASS A SHARES SEC Returns: since inception 4.50%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   MainStay                        Lipper Flexible
                   Strategic                       Portfolio Fund
Period end        Value Fund        S&P 500*         Average+        Inflation++
--------------------------------------------------------------------------------
10/22/97            $ 9,450          $10,000          $10,000          $10,000
12/31/97            $ 9,839          $10,243          $10,031          $10,019
3/31/98             $10,866          $11,672          $10,888          $10,025
6/30/98             $10,450          $12,057          $11,019          $10,087

CLASS B SHARES SEC Returns: since inception 5.08%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   MainStay                        Lipper Flexible
                   Strategic                       Portfolio Fund
Period end        Value Fund        S&P 500*         Average+        Inflation++
--------------------------------------------------------------------------------
10/22/97            $10,000          $10,000          $10,000          $10,000
12/31/97            $10,404          $10,243          $10,031          $10,019
3/31/98             $11,455          $11,672          $10,888          $10,025
6/30/98             $10,508          $12,057          $11,019          $10,087

----------
     Past performance is no guarantee of future results. The Class A graph assumes an initial investment of $10,000 made on 10/22/97 reflecting the effect of the 5.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 10/22/97. Returns shown reflect a 5% Contingent Deferred Sales Charge (CDSC), which would apply for the period shown. All results include reinvestment of distributions at net asset value and the change in share price for the stated period.

* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 1998, a robust economy combined with low interest rates, benign inflation, and low unemployment to send both the stock and bond markets higher. Concerns about Asian difficulties, however, caused a general flight to quality, with investors focusing on higher-quality bonds and highly liquid, large-capitalization growth stocks. With oil and commodity prices generally declining, securities with connections to energy, metals, and other commodities generally underperformed. Throughout the reporting period, investors focused primarily on growth stocks, making the first half of 1998 a relatively challenging period for value-oriented equity investors.

With narrow yield spreads in the high-yield market, the compensation for taking on additional risk was relatively small during most of the reporting period. Toward the end of the second quarter, however, spreads widened, increasing the return potential of higher-risk securities. In the convertible market, risk/reward parameters continued to be driven by a combination of growth potential in the underlying common stock and a variety of factors affecting bond performance. These forces provided selective opportunities in an environment filled with difficulties and securities that suddenly turned sour. While high-yield and convertible bonds both showed positive performance in the first half of the year, the stock market as a whole, and growth stocks in particular, provided significantly higher returns.

Given this context, how did the MainStay Strategic Value Fund perform in the six months ended 6/30/98?

For the six months ended 6/30/98, the MainStay Strategic Value Fund returned 6.21% and 5.81% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper* flexible portfolio fund, which returned 10.13% for six months ended 6/30/98.

What was the primary reason why the Fund underperformed its peers?

The value orientation of the Fund was its primary drawback during the reporting period. With large-cap growth stocks dominating the market, stocks with low prices and low price-to-earnings ratios were at a severe disadvantage. The Fund was also hurt by its large concentration in energy stocks, which suffered from declining oil prices and reduced demand from Asian countries.

In which markets does the MainStay Strategic Value Fund invest?

Consistent with its objective, the Fund invests primarily in value stocks, convertible securities, and high-yield bonds.

How did the Fund's stock component perform?

The first half of 1998 was a challenging period for value equities, but the Fund owned a number of stocks that did well.


Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Flight to quality
-----------------

When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

Growth versus value
-------------------

Growth investments typically include stocks with rising prices and positive earnings trends. Value stocks typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.


----------
* See footnote and table on page 11 for more information on Lipper Analytical Services, Inc.

Yield spread
------------

The difference in yield between securities in different market sectors, such as high-yield securities and Treasury issues--or between different securities in a single sector, such as high-yield bonds with different credit ratings.


FUND PERFORMANCE FOR THE PERIODS ENDED 12/31/97 & 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           Total Return %
                    ---------------------------
Period end          Class A             Class B
-----------------------------------------------
12/97                4.11%               4.04%
6/98                 6.21%               5.81%

See footnote * on page 11 for more information on performance.


Were there other significant purchases during the reporting period?

We initiated a large position for the Fund in Shaw Industries, the largest U.S. carpet manufacturer. The company announced the beginning of a material restructuring featuring a move to leave carpet retailing and the adoption of economic value added (EVA) disciplines. These EVA disciplines will allow the company to focus its efforts on its core competencies, which are manufacturing, service, and retail.

The Fund substantially increased its position in American Standard. We believe that a record of improving operating performance in air conditioning, truck brake systems, and plumbing has been overlooked.

We also increased the Fund's position in IBM. We believe its mix of services, software, and hardware represents an inexpensive way to take advantage of the growth in companies that specialize in outsourcing and internets/intranets. We also believe that the company's core technology strength is underappreciated.

Sometimes, being in a business related to a parent company can constrain opportunities. That happened to Hussman, a manufacturer of refrigeration equipment, which was one of the Fund's top-performing stocks during the reporting period. The company was owned by Whitman, which also owned Pepsi bottlers. While Hussman enjoyed easy access to Pepsi accounts, the parent kept Hussman from pursuing competing soft-drink concerns. During the reporting period, Hussman was spun off from its parent, which broadened the company's list of potential customers. The Fund purchased Hussman shares shortly after the spin-off. Hussman has tied managers' compensation to stock performance and has initiated operating reforms that we believe are likely to improve performance.

The Fund benefited from its ownership of Continental Airlines. We felt that the company's quality management and underdeveloped hubs offered good prospects for strong relative growth.

ASSET ALLOCATION AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]



                                                          Percentage
--------------------------------------------------------------------
Convertible Securities                                      11.9%
High-Yield Securities                                       11.1%
Common Stocks                                               72.4%
Cash, Equivalents & Other Assets, Less Liabilities           4.6%

Actual percentages will vary over time.


What stocks did the Fund sell during the first half of the year?

The Fund sold Columbia/HCA Healthcare in the second quarter as the company's share price substantially recovered and its strategic direction became more certain. The Fund reduced or eliminated positions in several electric utilities as price targets were achieved.

Which stocks were the best performers in the Fund's stock component?

Shaw Industries, Continental Airlines, and several of the Fund's holdings in financial stocks, including NationsBank and Equitable, were among the best performers. Financial stocks have benefited from excess capital and benign inflation.

Which of the Fund's stocks underperformed?

Raychem is a diversified specialty chemical and electronics company that had exposure to Asian markets and suffered from decreasing demand. Although the stock dropped from $40 to $30, the Fund continues to own it because we perceive value in the stock. We are reassessing the potential long-term impact of the company's Asian exposure.

Northwest Airlines shares have suffered with unexpected labor strife, deterioration of the company's operating position in the Far East, and the uncertain outcome of owning Continental shares. We believe the stock represents excellent value although we are less confident about when the value will be realized. We are studying this position closely.

Shares of Foundation Health, an HMO, weakened with news of a slower-than-expected turnaround in operations and delays in the sale of nonstrategic assets. We believe the HMO sector is poised for a recovery in 1999, if insurance rates rise in the face of contracting capacity.

What factors affected the Fund's convertible investments in the first half of the year?

The convertible market suffered when a number of high-yield credits faced major

PERCS
-----

Preferred equity--redemption cumulative stock. Allows shareholders to exchange common stock for preferred shares.


setbacks during the reporting period. Careful fundamental research and individual security selection helped the Fund avoid these individual setbacks as it sought to identify securities with attractive risk/reward profiles. Generally speaking, the Fund seeks to participate in the upside potential of convertible securities, while limiting downside risk.

Which of the Fund's convertible securities were strong performers during the reporting period?

There were several. Owens Corning is a manufacturer of insulation and cookware that benefited from the surge in homebuilding and consumer confidence. Their convertibles have been the Fund's biggest and best-performing convertible security.

The Fund also owns a Microsoft PERCS security, which means it has a cap on its upside potential and is convertible or subject to mandatory redemption in two years at a price of 102. Since it's trading at 90 now, there's some good upside potential in this security.

Despite ongoing litigation in the first half of 1998, Microsoft continued to dominate the computer software market and its convertible bonds contributed positively to the Fund's performance. The Fund continues to hold the securities.

The Fund purchased Integrated Health Services convertibles in 1997 and sold them at a profit in the second quarter of 1998. Generally, as convertibles increase in price, they begin to carry additional downside risk, so the sale helped the Fund manage both risk and return.

World Color Press is a high-quality name in the printing industry. When one of the company's large investors decided to liquidate a portion of its common stock holdings, the convertible bonds temporarily came under price pressure. This allowed the Fund to invest at attractive prices, which have subsequently risen. We believe the company is strong and the securities represent genuine value, and the Fund continues to hold the bonds.

The Fund also benefited from its sales of Mark IV Industries and Pride International convertibles, although the sales had a smaller impact on performance.

Were there convertibles that performed poorly?

The Fund's convertible securities in the energy sector suffered from declining oil prices and lower demand in Asia. Among those that were negatively impacted were Apache, EDI, and Chesapeake Energy, all of which detracted from the Fund's performance.

Consolidated Natural Gas was a security the Fund bought at a premium long after its call date. When it was unexpectedly called at par, the Fund lost the amount paid for the premium, which had a negative impact on performance.

During the reporting period, the Fund also bought some convertibles for Coltec Industries, which supplies parts for Boeing aircraft. The industry came under some pressure from Asian economic difficulties, and the securities had a negative impact on the Fund's performance during the reporting period.

PORTFOLIO COMPOSITION AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                         Percentage
-------------------------------------------------------------------
Convertible Bonds                                           7.5%
Convertible Preferred Stocks                                4.4%
Corporate Bonds                                            11.1%
Common Stocks                                              72.4%
Cash, Equivalents & Other Assets, Less Liabilities          4.6%

Actual percentages will vary over time.


What happened in the high-yield portion of the Fund?

The first half of 1998 was generally a successful period for high-yield bonds, with yield spreads widening toward the end of the second quarter, providing more appropriate compensation for higher-risk investments. During most of the period, however, the Fund emphasized higher-quality high-yield securities, providing strong performance with a lower risk profile than the market as a whole.

Which of the Fund's high-yield securities were strong performers?

CD Radio is a satellite company that hopes to do for radio what Direct TV did for television. The company seeks to provide satellite radio communications on a national scale, and its bonds were top performers.

Although most investors were running away from Asia at the end of 1997, we identified an opportunity in First Pacific Capital, a successful Hong Kong conglomerate. During the first half of 1998, the company completed an asset sale and showed strong bond performance as its debt coverage increased. We enlarged the Fund's position in First Pacific Capital during the reporting period, and the bonds have contributed positively to performance.

MBI Finance is a financial company whose bonds the Fund purchased and sold at a profit. Stone Container showed strong performance during the reporting period, as did ITT PubliMedia, which the Fund sold realizing a substantial gain.

Did the Fund have high-yield securities that performed poorly?

Yes, but generally the impact was minor. The Fund had negative results with UIH Australia, which hasn't yet benefited from the consolidating Australian cable market. The Fund purchased high-yield bonds of IPC Magazine Group during the reporting period, but the bonds failed to realize the potential we believed they had. The Fund also had disappointing results from

High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.


Applied Finance. All three of these bonds had a somewhat negative impact on performance.

How was the Fund allocated at the end of the first half of the year?

At the end of June 1998, the Fund was allocated approximately 72.4% in common stocks, 11.9% in convertible securities, and 11.1% in high-yield bonds.

Overall, what is the Fund's outlook for the future?

While past performance is no guarantee of future results, history suggests that growth and value tend to alternate as the market's discipline of choice. Given the steady concentration on growth investments over the last several years, we believe the market is poised for an inflection point, where value stocks may come into favor, or at least receive greater investor attention.

With spreads widening in the high-yield market, we are starting to increase the Fund's allocation among single-B+ securities as the compensation begins to justify the additional risk. In the convertible market, we will continue to use careful research and evaluation of both risk and reward potential to determine which securities offer the most attractive opportunities for the Fund going forward.

No matter where the markets may move, the Fund will continue to seek maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities.

Denis Laplaige
Steven Tananbaum
Neil Feinberg
Portfolio Managers
MacKay Shields Financial Corporation


----------
+ Debt rated B by Standard & Poor's is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

Past performance is no guarantee of future results.

Fund & Lipper Returns as of 6/30/98

================================================================================================
Fund average annual total returns*
================================================================================================
                                                                   Life of Fund
                                                                  through 6/30/98
Class A                                                               10.58%
Class B                                                               10.08%


================================================================================================
Fund SEC returns*
================================================================================================
                                                                   Life of Fund
                                                                  through 6/30/98
Class A                                                                4.50%
Class B                                                                5.08%


================================================================================================
Lipper+ category return as of 6/30/98
================================================================================================
                                                                   Life of Fund
                                                                  through 6/30/98
Average Lipper
flexible portfolio fund                                               10.52%


================================================================================================
Fund per share net asset values & distributions for the six months ended 6/30/98
================================================================================================
                            NAV 6/30/98                   Income                   Capital Gains
Class A                       $10.86                     $0.0708                      $0.0000
Class B                       $10.85                     $0.0386                      $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the initial offering of both share classes on 10/22/97 through 6/30/98.

Top 10 Holdings as of 6/30/98
================================================================================
HOLDING                                                                   AMOUNT
================================================================================
American Standard Companies, Inc.                                     $2,757,219
Shaw Industries, Inc.                                                  2,726,588
Mark IV Industries, Inc.                                               2,471,738
International Business Machines Corp.                                  2,353,656
Coltec Industries, Inc.                                                1,729,125
Xerox Corp.                                                            1,580,269
Travelers Group, Inc.                                                  1,473,188
Cirrus Logic, Inc., 6.00%, due 12/15/03                                1,332,450
Continental Airlines, Inc.                                             1,159,669
Raychem Corp.                                                          1,135,200

10 Largest Purchases for the six months ended 6/30/98
================================================================================
SECURITY                                                      AMOUNT OF PURCHASE
================================================================================
International Business Machines Corp. Common Stock                    $3,485,283
Mark IV Industries, Inc., 4.75%, due 11/1/04
     and Common Stock                                                  2,750,726
American Standard Companies, Inc. Common Stock                         2,487,697
Shaw Industries, Inc., Common Stock                                    2,261,401
Coltec Industries, Inc. Common Stock                                   2,124,354
Foundation Health Systems, Inc., Class A Common Stock                  1,834,727
Xerox Corp. Common Stock                                               1,682,091
Adaptec, Inc., 4.75%, due 2/1/04 and Common Stock                      1,645,106
Raychem Corp. Common Stock                                             1,562,248
Travelers Group, Inc. Common Stock                                     1,522,771

10 Largest Sales for the six months ended 6/30/98
================================================================================
SECURITY                                                          AMOUNT OF SALE
================================================================================
Foundation Health Systems, Inc., Class A Common Stock                 $1,614,862
Pride International, Inc., (zero coupon), due 4/24/18                  1,219,449
International Business Machine Corp. Common Stock                      1,198,220
Philip Morris Companies, Inc. Common Stock                               897,960
Adaptec, Inc., 4.75%, due 2/1/04 and Common Stock                        884,633
Echlin, Inc. Common Stock                                                826,012
Motorola, Inc. Common Stock                                              816,610
Columbia/HCA Healthcare Corp., 7.69%, due 6/15/25,
     8.85%, due 1/1/07 and Common Stock                                  776,351
Owens Corning Capital LLC, 6.50% Preferred Stock                         761,250
AT&T Corp. Common Stock                                                  682,851


----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. All purchases and sales are aggregated by issuer. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments June 30, 1998 unaudited

                                            Principal
                                              Amount              Value
                                          =================================
CONVERTIBLE SECURITIES (11.9%)+
BONDS (7.5%)

AUTO PARTS (0.8%)
Mark IV Industries, Inc.
  4.75%, due 11/1/04..................      $  250,000         $   231,563
  4.75%, due 11/1/04 (c)..............         250,000             231,563
                                                               -----------
                                                                   463,126
                                                               -----------

CAPITAL GOODS (0.0%) (b)
Paliburg International Finance, Ltd.
  3.50%, due 2/6/01 (e)...............          40,000              29,400
                                                               -----------

CELLULAR TELEPHONE (0.3%)
United States Cellular Corp.
  (zero coupon), due 6/15/15..........         500,000             188,750
                                                               -----------

COMPUTER PERIPHERIALS (0.3%)
Adaptec, Inc.
  4.75%, due 2/1/04 (a)...............         250,000             197,500
                                                               -----------

CONGLOMERATES (0.2%)
First Pacific Capital Ltd.
  2.00%, due 3/27/02 (e)..............         140,000             123,550
                                                               -----------

DRUGS (0.4%)
Ivax Corp.
  6.50%, due 11/15/01.................          35,000              31,325
Roche Holdings, Inc.
  (zero coupon), due 4/20/10..........         400,000             228,000
                                                               -----------
                                                                   259,325
                                                               -----------

ELECTRICAL EQUIPMENT (0.1%)
Credence Systems Corp.
  5.25%, due 9/15/02..................          45,000              34,988
                                                               -----------

HEALTH CARE (0.8%)
HEALTHSOUTH Corp.
  3.25%, due 4/1/03...................         500,000             493,125
                                                               -----------

NON-DEFENSE ELECTRONICS (0.3%)
Cymer, Inc.
  3.50%, due 8/6/04 (c)...............         250,000             189,062
                                                               -----------

PERSONNEL SERVICES (0.4%)
Metamor Worldwide, Inc.
  2.94%, due 8/15/04..................         250,000             244,375
                                                               -----------

PUBLISHING (0.9%)
World Color Press, Inc.
  6.00%, due 10/1/07..................         500,000             557,500
                                                               -----------

SOFTWARE (0.5%)
Bea Systems, Inc.
  4.00%, due 6/15/05 (c)..............         250,000             266,250
                                                               -----------

TECHNOLOGY (2.5%)
Cirrus Logic, Inc.
  6.00%, due 12/15/03.................       1,645,000           1,332,450
Samsung Electronics, Inc.
  (zero coupon), due 12/31/07 (e).....          25,000              20,000
Thermo Electron Corp.
  4.25%, due 1/1/03 (c)...............         200,000             214,000
                                                               -----------
                                                                 1,566,450
                                                               -----------
Total Convertible Bonds
  (Cost $4,497,882)...................                           4,613,401
                                                               -----------

                                              Shares
                                            ==========
PREFERRED STOCKS (4.4%)

AEROSPACE (0.6%)
Coltec Capital Trust
  5.25% (c)...........................           8,000             384,000
                                                               -----------

AUTO PARTS (0.4%)
Tower Automotive Capital, Inc.
  6.75% (c)...........................           5,000             240,625
                                                               -----------

BIOTECHNOLOGY (0.4%)
Alkermes, Inc.
  6.50%...............................           5,000             208,125
                                                               -----------

BUILDING MATERIALS (0.9%)
Owens Corning Capital LLC
  6.50% (c)...........................          10,000             545,000
                                                               -----------

ENERGY (0.2%)
Chesapeake Energy Corp.
  7.00% (c)...........................           3,000             128,250
                                                               -----------

----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                             Shares               Value
                                          =================================
PREFERRED STOCKS (Continued)

RESTAURANTS & LODGING (0.4%)
Suiza Capital Trust II
  5.50% (c)...........................           5,000         $   247,500
                                                               -----------

SOFTWARE (1.1%)
Microsoft Corp.
  $2.196, Series A....................           7,000             665,000
                                                               -----------

TELECOMMUNICATION SERVICES (0.4%)
Omnipoint Corp.
  7.00% (c)...........................           5,000             242,500
                                                               -----------
Total Preferred Stocks
  (Cost $2,577,135)...................                           2,661,000
                                                               -----------
Total Convertible Securities
  (Cost $7,075,017)...................                           7,274,401
                                                               -----------

                                           Principal
                                             Amount
                                          ============
CORPORATE BONDS (11.1%)

AEROSPACE (0.1%)
Newport News Shipbuilding, Inc.
  9.25%, due 12/1/06..................      $   70,000              74,375
                                                               -----------

AIRLINES (0.1%)
Valujet, Inc.
  10.25%, due 4/15/01.................          45,000              43,538
                                                               -----------

BANKS (0.3%)
B.F. Saul Real Estate Investment Trust
  Series B
  9.75%, due 4/1/08...................          50,000              49,375
First Nationwide Holdings, Inc.
  12.25%, due 5/15/01.................          25,000              27,312
Tokai Preferred Capital Co. L.L.C.
  9.98%, due 12/29/49, 11.0914%
  beginning 6/30/98 (c)(i)............         145,000             135,031
                                                               -----------
                                                                   211,718
                                                               -----------

BUILDING MATERIALS (0.5%)
Triangle Pacific Corp.
  10.50%, due 8/1/03..................         300,000             312,000
                                                               -----------

BUILDINGS (0.2%)
Greystone Homes, Inc.
  10.75%, due 3/1/04..................         120,000             129,600
                                                               -----------

CABLE (1.3%)
Continental Cablevision, Inc.
  11.00%, due 6/1/07..................         200,000             217,457
Marcus Cable Operating Co. L.P.
  (zero coupon), due 8/1/04
  13.50%, beginning 8/1/99............         240,000             232,800
Primestar, Inc.
  10.9375%, due 4/1/99 (d)(g).........         170,000             170,000
UIH Australia/Pacific, Inc.
  Series B
  (zero coupon), due 5/15/06
  14.00%, beginning 5/15/01...........         285,000             174,206
                                                               -----------
                                                                   794,463
                                                               -----------

CASINOS (0.4%)
Casino America, Inc.
  12.50%, due 8/1/03..................          65,000              73,450
Empress River Casino Finance Corp.
  10.75%, due 4/1/02..................         100,000             108,000
Grand Casinos, Inc.
  10.125%, due 12/1/03................          15,000              16,425
Penn National Gaming, Inc.
  10.625%, due 12/15/04 (c)...........          25,000              26,250
                                                               -----------
                                                                   224,125
                                                               -----------

CELLULAR TELEPHONE (0.3%)
Centennial Cellular Corp.
  8.875%, due 11/1/01.................          30,000              31,162
International Wireless
  Communications Holdings, Inc.
  (zero coupon), due 8/15/01..........         200,000              36,000
Millicom International Cellular S.A.
  (zero coupon), due 6/1/06
  13.50%, beginning 6/1/01 (f)........         175,000             135,188
Rogers Cantel, Inc.
  8.30%, due 10/1/07 (f)..............          15,000              14,700
                                                               -----------
                                                                   217,050
                                                               -----------

CHEMICALS (0.1%)
Octel Developments, PLC
  10.00%, due 5/1/06 (c)..............          45,000              45,900
                                                               -----------

COMPUTERS & OFFICE EQUIPMENT (0.2%)
American Business Information, Inc.
  9.50%, due 6/15/08 (c)..............          75,000              75,375
Cooperative Computing
  9.00%, due 2/1/08 (c)...............          35,000              31,500
                                                               -----------
                                                                   106,875
                                                               -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            Principal
                                              Amount              Value
                                          =================================
CORPORATE BONDS (Continued)

CONGLOMERATES (0.1%)
Hutchison Whampoa Ltd.
  7.45%, due 8/1/17 (c)...............      $   95,000         $    75,611
                                                               -----------

CONSUMER DURABLES (0.1%)
Samsonite Corp.
  10.75%, due 6/15/08 (c).............          75,000              74,438
                                                               -----------

COSMETICS (0.1%)
Jafra Cosmetics International, Inc.
  11.75%, due 5/1/08 (c)..............          65,000              65,000
                                                               -----------

DOMESTIC OIL & GAS (0.3%)
Houston Exploration Co. (The)
  Series B
  8.625%, due 1/1/08..................          55,000              55,000
Mariner Energy, Inc.
  10.50%, due 8/1/06..................          50,000              50,750
Northern Offshore ASA
  10.00%, due 5/15/05 (c).............          95,000              90,725
                                                               -----------
                                                                   196,475
                                                               -----------

ELECTRIC UTILITIES (0.7%)
CMS Energy Corp.
  7.00%, due 1/15/05..................         225,000             228,375
Empresa Electrica del
  Norte Grande S.A.
  10.50%, due 6/15/05 (c).............          45,000              45,900
ESI Tractebel Acquisition Corp.
  7.99%, due 12/30/11 (c).............         150,000             150,000
                                                               -----------
                                                                   424,275
                                                               -----------

ENERGY (0.2%)
Conproca, S.A.
  12.00%, due 6/16/10 (c)(e)..........          75,000              76,125
Nuevo Energy Co.
  8.875%, due 6/1/08 (c)..............          70,000              71,225
                                                               -----------
                                                                   147,350
                                                               -----------

FINANCE (0.6%)
CB Richard Ellis Services, Inc.
  8.875%, due 6/1/06..................         100,000              99,250
Cityscape Financial Corp.
  Series A
  12.75%, due 6/1/04 (h)..............         280,000             112,000
Resource America, Inc.
  12.00%, due 8/1/04..................         100,000             107,000
Traffic Stream Infrastructure Co., Ltd.
  14.25%, due 5/1/06 (c)..............          80,000              64,000
                                                               -----------
                                                                   382,250
                                                               -----------

FOOD, BEVERAGES & TOBACCO (0.3%)
Fresh Foods, Inc.
  10.75%, due 6/1/06 (c)..............          35,000              35,000
Global Health Sciences, Inc.
  11.00%, due 5/1/08 (c)..............          65,000              64,187
Colorado Prime Corp.
  12.50%, due 5/1/04 (c)..............          15,000              14,775
Standard Commercial Corp.
  8.875%, due 8/1/05..................          75,000              73,500
                                                               -----------
                                                                   187,462
                                                               -----------

HEALTH CARE (0.7%)
Fountain View, Inc.
  11.25%, due 4/15/08 (c).............         120,000             122,100
Medaphis Corp.
  9.50%, due 2/15/05 (c)..............          80,000              78,400
Quest Diagnostic, Inc.
  10.75%, due 12/15/06................         120,000             134,100
Sun Healthcare Group, Inc.
  9.375%, due 5/1/08 (c)..............          65,000              65,650
                                                               -----------
                                                                   400,250
                                                               -----------

INDUSTRIAL (0.3%)
Snyder Oil Corp.
  8.75%, due 6/15/07..................          60,000              60,900
Thermadyne Holdings Corp.
  (zero coupon), due 6/1/08
  12.50%, beginning 6/1/03 (c)........         200,000             109,000
                                                               -----------
                                                                   169,900
                                                               -----------

MEDIA (0.3%)
CD Radio, Inc.
  (zero coupon), due 12/1/07
  15.00%, beginning 12/1/02...........         150,000              87,750
General Media, Inc.
  10.625%, due 12/31/00...............          15,000              13,950
Rogers Communications, Inc.
  8.875%, due 7/15/07 (f).............          30,000              30,225
Tri-State Outdoor Media
  11.00%, due 5/15/08 (c).............          75,000              75,938
                                                               -----------
                                                                   207,863
                                                               -----------

MINING (0.1%)
Great Central Mines Ltd.
  8.875%, due 4/1/08 (c)(e)...........          60,000              58,950
                                                               -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                            Principal
                                              Amount              Value
                                          =================================
CORPORATE BONDS (Continued)

OIL SERVICES (0.1%)
Pool Energy Services Co.
  8.625%, due 4/1/08 (c)..............      $   60,000         $    58,500
                                                               -----------

PAPER & FOREST PRODUCTS (0.6%)
SD Warren Co.
  12.00%, due 12/15/04................         100,000             110,625
Stone Container Financial Co. of Canada
  11.50%, due 8/15/06 (c)(f)..........         200,000             226,000
                                                               -----------
                                                                   336,625
                                                               -----------

PERSONAL SERVICES (0.1%)
Loewen Group, Inc. (The)
  6.70%, due 10/1/99 (c)..............          50,000              49,818
                                                               -----------

PUBLISHING (0.4%)
IPC Magazines Group PLC
  (zero coupon), due 3/15/08
  10.75%, beginning
  3/15/03 (c)(j)......................   (pound)95,000              90,349
Regional Independent Media Group
  (zero coupon), due 7/1/08
  12.875%, beginning
  7/1/03 (c)(j).......................          45,000              41,014
Regional Independent Media Group
  10.50%, due 7/1/08 (c)..............      $  125,000             126,875
                                                               -----------
                                                                   258,238
                                                               -----------

REAL ESTATE (0.2%)
LNR Property Corp.
  9.375%, due 3/15/08 (c).............          95,000              95,238
                                                               -----------

RESTAURANTS & LODGING (0.6%)
Advantica Restaurant Group, Inc.
  11.25%, due 1/15/08.................          65,000              69,062
Extended Stay America, Inc.
  9.15%, due 3/15/08 (c)..............          55,000              54,175
FRI-MRD
  (zero coupon), due 1/24/02
  15.00%, beginning 6/30/99 (g).......         250,000             230,625
                                                               -----------
                                                                   353,862
                                                               -----------

STEEL, ALUMINUM &
  OTHER METALS (0.3%)
Ivaco, Inc.
  11.50%, due 9/15/05 (f).............          50,000              54,750
Schuff Steel Co.
  10.50%, due 6/1/08 (c)..............          70,000              69,300
UCAR Global Enterprises, Inc.
  Series B
  12.00%, due 1/15/05.................          30,000              32,175
                                                               -----------
                                                                   156,225
                                                               -----------

SUPERMARKETS (0.0%) (b)
Penn Traffic Co. (The)
  10.25%, due 2/15/02.................          20,000              15,900
                                                               -----------

TECHNOLOGY (0.1%)
Electronic Retailing Systems
  International, Inc.
  (zero coupon), due 2/1/04
  13.25%, beginning 2/1/00............          80,000              33,600
Samsung Electronic America, Inc.
  9.75%, due 5/1/03 (c)...............          35,000              32,725
                                                               -----------
                                                                    66,325
                                                               -----------

TELECOMMUNICATION SERVICES (0.6%)
Fonorola, Inc.
  12.50%, due 8/15/02 (f).............          70,000              77,525
Globalstar L.P. Capital Corp.
  11.50%, due 6/1/05 (c)..............          80,000              77,900
Impsat Corp.
  12.375%, due 6/15/08 (c)............          40,000              40,400
Orion Network System, Inc.
  (zero coupon), due 1/15/07
  12.50%, beginning 1/15/02...........         100,000              76,000
T/SF Communications Corp.
  Series B
  10.375%, due 11/1/07................          75,000              76,312
                                                               -----------
                                                                   348,137
                                                               -----------

TEXTILE & APPAREL (0.3%)
Delta Mills, Inc.
  9.625%, due 9/1/07..................         110,000             108,075
Norton McNaught, Inc.
  12.50%, due 6/1/05 (c)..............          50,000              50,000
                                                               -----------
                                                                   158,075
                                                               -----------

TRANSPORTATION (0.5%)
Cathay International Holdings, Inc.
  13.00%, due 4/15/08 (c).............         115,000             101,200
Equimar Shipholdings Ltd.
  9.875%, due 7/1/07..................          35,000              31,850


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            Principal
                                              Amount              Value
                                          =================================
CORPORATE BONDS (Continued)

TRANSPORTATION (Continued)
Pacific & Atlantic (Holdings) Inc.
  11.50%, due 5/30/08 (c).............      $   60,000         $    56,400
Pegasus Shipping Hellas, Ltd.
  11.875%, due 11/15/04...............         110,000             111,375
                                                               -----------
                                                                   300,825
                                                               -----------
Total Corporate Bonds
  (Cost $6,731,425)...................                           6,747,236
                                                               -----------

                                             Shares
                                          ============
COMMON STOCKS (72.4%)

AEROSPACE/DEFENSE
  ELECTRONICS (2.8%)
Coltec Industries, Inc. (a)...........          87,000           1,729,125
                                                               -----------

AIRLINES (3.1%)
Continental Airlines, Inc.
  Class B (a).........................          19,050           1,159,669
Northwest Airlines Corp. (a)..........          18,600             717,262
                                                               -----------
                                                                 1,876,931
                                                               -----------

AUTO MANUFACTURING (1.3%)
General Motors Corp. .................          11,950             798,409
                                                               -----------

AUTO PARTS (5.5%)
LucasVarity PLC ADR (k)...............          22,400             891,800
Mark IV Industries, Inc...............          14,300           2,471,737
                                                               -----------
                                                                 3,363,537
                                                               -----------

BANKS (3.2%)
Bankers Trust New York Corp...........           1,800             208,913
KeyCorp...............................          21,000             748,125
Nationsbank Corp......................          13,100           1,002,150
                                                               -----------
                                                                 1,959,188
                                                               -----------

BUILDING PRODUCTS (1.7%)
Hussmann International, Inc...........          53,800           1,008,750
                                                               -----------

CHEMICALS (0.9%)
Agrium, Inc...........................          35,000             441,875
Geon Co. (The)........................           6,000             137,625
                                                               -----------
                                                                   579,500
                                                               -----------

COMPUTERS & OFFICE EQUIPMENT (7.1%)
International Business
  Machines Corp.......................          20,500           2,353,656
Lexmark International Group, Inc.
  Class A (a).........................           7,000             427,000
Xerox Corp............................          15,550           1,580,269
                                                               -----------
                                                                 2,780,656
                                                               -----------

COMPUTER PERIPHERIALS (0.8%)
Adaptec, Inc. (a).....................          35,000             500,938
                                                               -----------

CONGLOMERATES (4.5%)
American Standard Cos., Inc. (a)......          61,700           2,757,219
                                                               -----------

CONTAINERS (1.1%)
Crown Cork & Seal Co., Inc............           4,000             190,000
Owens-Illinois, Inc. (a)..............          11,000             492,250
                                                               -----------
                                                                   682,250
                                                               -----------

ELECTRIC UTILITIES (2.4%)
Central & South West Corp.............          11,500             309,062
Energy East Corp......................          17,800             740,925
OGE Energy Corp. .....................             104               2,808
Texas Utilities Co. ..................          10,500             437,062
                                                               -----------
                                                                 1,489,857
                                                               -----------

ELECTRONIC COMPONENTS (1.9%)
Raychem Corp..........................          38,400           1,135,200
                                                               -----------

ENERGY (1.6%)
Coastal Corp. (The)...................           9,100             635,294
Seagull Energy Corp. (a)..............          20,700             342,844
                                                               -----------
                                                                   978,138
                                                               -----------

HEALTH CARE (5.4%)
Aetna, Inc............................           8,500             647,062
Allegiance Corp.......................          17,500             896,875
Foundation Health Systems, Inc.
  Class A (a).........................          30,300             799,162
Integrated Health Services, Inc. .....          24,902             933,825
                                                               -----------
                                                                 3,276,924
                                                               -----------

INSURANCE (6.7%)
America Financial Corp................           8,500             552,500
Chubb Corp. ..........................           6,100             490,288
CIGNA Corp. ..........................          12,750             879,750


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

                                             Shares               Value
                                          =================================
COMMON STOCKS (Continued)

INSURANCE (Continued)
Equitable Cos., Inc. (The)............           9,500         $   711,906
Travelers Group, Inc. ................          24,300           1,473,187
                                                               -----------
                                                                 4,107,631
                                                               -----------

MEDICAL EQUIPMENT (0.4%)
PSS World Medical, Inc. (a)...........          15,000             219,375
                                                               -----------

OIL SERVICES (1.2%)
Union Pacific Resources Group, Inc. ..          41,900             735,869
                                                               -----------

OILS (4.0%)
Apache Corp...........................          13,037             410,666
Noble Affiliates, Inc.................          16,500             627,000
Occidental Petroleum Corp.............           5,700             153,900
Oryx Energy Co. (a)...................          34,800             769,950
Unocal Corp. .........................          13,000             464,750
                                                               -----------
                                                                 2,426,266
                                                               -----------

PAPER & FOREST PRODUCTS (1.1%)
Bowater, Inc..........................           7,500             354,375
Georgia-Pacific Corp. (Timber Group)..          13,200             303,600
                                                               -----------
                                                                   657,975
                                                               -----------

POLLUTION & RELATED (1.6%)
Browning-Ferris Industries, Inc. .....          28,400             986,900
                                                               -----------

RAILROADS (0.7%)
CSX Corp..............................           4,000             182,000
Union Pacific Corp....................           6,000             264,750
                                                               -----------
                                                                   446,750
                                                               -----------

RECREATION & ENTERTAINMENT (1.3%)
Harrah's Entertainment, Inc. (a)......          35,000             813,750
                                                               -----------

RETAIL (1.3%)
Federated Department
  Stores, Inc. (a)....................           4,300             231,394
Toys "R" Us, Inc. (a).................          23,400             551,362
                                                               -----------
                                                                   782,756
                                                               -----------

STEEL, ALUMINUM &
  OTHER METALS (1.5%)
Reynolds Metals Co....................          16,000             895,000
                                                               -----------

TELECOMMUNICATION (1.7%)
AT&T Corp.............................           6,500             371,312
US West, Inc. (a).....................          14,000             655,375
                                                               -----------
                                                                 1,026,687
                                                               -----------

TELECOMMUNICATION EQUIPMENT (1.0%)
Andrew Corp. (a)......................          32,100             579,806
                                                               -----------

TELECOMMUNICATION SERVICES (0.7%)
GTE Corp..............................           7,500             417,188
                                                               -----------

TEXTILE/HOME FURNISHING &
  APPAREL (4.5%)
Shaw Industries, Inc..................         154,700           2,726,587
                                                               -----------

TIRE & RUBBER (0.7%)
Goodyear Tire & Rubber Co. (The)......           7,000             451,063
                                                               -----------

TOBACCO (0.4%)
Philip Morris Cos., Inc...............           6,000             236,250
                                                               -----------

TRANSPORTATION (0.3%)
FDX Corp. (a).........................           3,000             188,250
                                                               -----------
Total Common Stocks
  (Cost $43,746,294)..................                          44,194,994
                                                               -----------


WARRANTS (0.0%) (b)

CABLE (0.0%) (b)
UIH Australia/Pacific, Inc.
  expire 5/15/06 (a)(c)...............              30                 150
                                                               -----------

FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Colorado Prime Corp.
  expire 12/31/03 (a)(c)..............              15                 150
                                                               -----------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            Principal
                                              Amount              Value
                                          =================================
WARRANTS (Continued)

TELECOMMUNICATION SERVICES (0.0%) (b)
Rocky Mountain Internet, Inc.
  expire 7/29/03 (a)(g)...............      $      321         $     1,877
                                                               -----------
Total Warrants
  (Cost $491).........................                               2,177
                                                               -----------

SHORT-TERM INVESTMENTS (6.5%)

COMMERCIAL PAPER (6.5%)
General Electric Corp.
  5.62%, due 7/6/98...................       1,830,000           1,828,572
Goldman Sachs Group L.P. (The)
  6.25%, due 7/1/98...................         805,000             805,000
Morgan Stanley, Dean Witter,
  Discover & Co.
  6.25%, due 7/1/98...................       1,350,000           1,350,000
                                                               -----------
Total Short-Term Investments
  (Cost $3,983,572)...................                           3,983,572
                                                               -----------
Total Investments
  (Cost $61,536,798) (l) .............           101.9%         62,202,380(m)
Liabilities in Excess of
  Cash and Other Assets ..............            (1.9)         (1,136,787)
                                            ----------         -----------
Net Assets............................           100.0%         61,065,593
                                            ==========         ===========

----------
(a)  Non-income producing securities.

(b)  Less than one tenth of a percent.

(c)  May be sold to institutional investors only.

(d)  Floating Rate. Rate shown is the rate in effect at June 30, 1998.

(e)  Euro-Dollar bonds.

(f)  Yankee bonds.

(g)  Restricted security.

(h)  Issue in default.

(i) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.

(j)  Foreign bond denominated in (pound) pound sterling.

(k)  ADR--American Depository Receipt.

(l)  The cost for Federal income tax purposes is $61,537,976.

(m) At June 30, 1998, net unrealized appreciation was $664,404, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,236,173 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,571,769.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $61,536,798) ......   $ 62,202,380
Receivables:
  Investment securities sold ..........................................      2,988,323
  Fund shares sold ....................................................        266,181
  Dividends and interest ..............................................        242,821
Unamortized organization expense ......................................        159,210
                                                                          ------------
    Total assets ......................................................     65,858,915
                                                                          ------------
LIABILITIES:
Payables:
  Investment securities purchased .....................................      4,399,445
  Custodian ...........................................................        158,266
  MainStay Management .................................................         38,308
  NYLIFE Distributors .................................................         36,831
  Fund shares redeemed ................................................         15,374
  Transfer agent ......................................................         14,983
  Organization ........................................................          3,000
  Trustees ............................................................            100
Accrued expenses ......................................................         42,161
Unrealized depreciation on forward foreign currency contracts .........          3,612
Dividend payable ......................................................         81,242
                                                                          ------------
    Total liabilities .................................................      4,793,322
                                                                          ------------
Net assets ............................................................   $ 61,065,593
                                                                          ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
 unlimited number of shares authorized:
  Class A .............................................................   $     17,628
  Class B .............................................................         38,636
Additional paid-in capital ............................................     59,283,291
Accumulated undistributed net investment income .......................          6,418
Accumulated undistributed net realized gain on investments ............      1,057,650
Net unrealized appreciation on investments ............................        665,582
Net unrealized depreciation on forward foreign currency contracts .....         (3,612)
                                                                          ------------
Net assets ............................................................   $ 61,065,593
                                                                          ============
CLASS A
Net assets applicable to outstanding shares ...........................   $ 19,147,549
                                                                          ============
Shares of beneficial interest outstanding .............................      1,762,790
                                                                          ============
Net asset value per share outstanding .................................   $      10.86
Maximum sales charge (5.50% of offering price) ........................           0.63
                                                                          ------------
Maximum offering price per share outstanding ..........................   $      11.49
                                                                          ============
CLASS B
Net assets applicable to outstanding shares ...........................   $ 41,918,044
                                                                          ============
Shares of beneficial interest outstanding .............................      3,863,559
                                                                          ============
Net asset value and offering price per share outstanding ..............   $      10.85
                                                                          ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a) .....................................................................   $   264,678
Interest ............................................................................       463,075
                                                                                        -----------
    Total income ....................................................................       727,753
                                                                                        -----------
Expenses:
  Management ........................................................................       167,960
  Distribution--Class B .............................................................       105,799
  Transfer agent ....................................................................        53,876
  Service--Class A ..................................................................        20,720
  Service--Class B ..................................................................        35,267
  Shareholder communication .........................................................        27,368
  Registration ......................................................................        23,727
  Amortization of organization expense ..............................................        18,052
  Professional ......................................................................        15,934
  Custodian .........................................................................        11,637
  Recordkeeping .....................................................................         9,176
  Trustees ..........................................................................           476
  Miscellaneous .....................................................................         9,128
                                                                                        -----------
    Total expenses ..................................................................       499,120
                                                                                        -----------
Net investment income ...............................................................       228,633
                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments ....................................................     1,012,792
Net change in unrealized appreciation (depreciation) on investments:
  Security transactions .............................................................       209,118
  Forward foreign currency contracts ................................................        (3,612)
                                                                                        -----------
Net unrealized gain on investments and foreign currency transactions ................       205,506
                                                                                        -----------
Net realized and unrealized gain on investments and foreign currency transactions ...     1,218,298
                                                                                        -----------
Net increase in net assets resulting from operations ................................   $ 1,446,931
                                                                                        ===========

----------
(a)  Dividends recorded net of foreign withholding taxes of $441.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                    Six months        October 22, 1997**
                                                                                       ended                through
                                                                                  June 30, 1998*       December 31, 1997
                                                                                  --------------       ------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income .......................................................   $    228,633            $     43,730
  Net realized gain on investments ............................................      1,012,792                 243,180
  Net change in unrealized appreciation on investments ........................        209,118                 456,464
  Net change in unrealized depreciation on forward foreign currency contracts .         (3,612)                     --
                                                                                  ------------            ------------
  Net increase in net assets resulting from operations ........................      1,446,931                 743,374
                                                                                  ------------            ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A ...................................................................       (114,440)                (34,556)
    Class B ...................................................................       (111,160)                (20,217)
  From net realized gain on investments:
    Class A ...................................................................             --                (111,511)
    Class B ...................................................................             --                 (86,811)
                                                                                  ------------            ------------
      Total dividends and distributions to shareholders .......................       (225,600)               (253,095)
                                                                                  ------------            ------------
Capital share transactions: Net proceeds from sale of shares:
    Class A ...................................................................      6,247,787               4,223,379
    Class B ...................................................................     30,848,837              11,097,588
  Net asset value of shares issued to shareholders in reinvestment of dividends and distributions:
    Class A ...................................................................         90,585                 120,532
    Class B ...................................................................         75,619                  96,515
                                                                                  ------------            ------------
                                                                                    37,262,828              15,538,014
  Cost of shares redeemed:
    Class A ...................................................................     (1,523,182)                (32,189)
    Class B ...................................................................     (1,841,694)                (49,794)
                                                                                  ------------            ------------
      Increase in net assets derived from capital share transactions ..........     33,897,952              15,456,031
                                                                                  ------------            ------------
      Net increase in net assets ..............................................     35,119,283              15,946,310
NET ASSETS:
Beginning of period ...........................................................     25,946,310              10,000,000
                                                                                  ------------            ------------
End of period .................................................................   $ 61,065,593            $ 25,946,310
                                                                                  ============            ============
Accumulated undistributed net investment income at end of period ..............   $      6,418            $      3,385
                                                                                  ============            ============

----------
*    Unaudited.

**   Commencement of operations.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios


                                                     Class A         Class B         Class A         Class B
                                                    ----------      ----------      ----------      ----------
                                                           Six months                   October 22, 1997**
                                                              ended                           through
                                                         June 30, 1998*                  December 31, 1997
                                                    --------------------------      --------------------------
Net asset value at beginning of period ..........   $  10.29        $  10.29        $  10.00        $  10.00
                                                    --------        --------        --------        --------
Net investment income ...........................       0.07            0.04            0.03            0.02
Net realized and unrealized gain on investments .       0.57            0.56            0.38            0.38
                                                    --------        --------        --------        --------
Total from investment operations ................       0.64            0.60            0.41            0.40
                                                    --------        --------        --------        --------
Less dividends and distributions:
From net investment income ......................      (0.07)          (0.04)          (0.03)          (0.02)
From net realized gain on investments ...........         --              --           (0.09)          (0.09)
                                                    --------        --------        --------        --------
Total dividends and distributions ...............      (0.07)          (0.04)          (0.12)          (0.11)
                                                    --------        --------        --------        --------
Net asset value at end of period ................   $  10.86        $  10.85        $  10.29        $  10.29
                                                    ========        ========        ========        ========
Total investment return (a) .....................       6.21%           5.81%           4.11%           4.04%
Ratios (to average net assets)/Supplemental Data:
  Net investment income .........................       1.49%+          0.74%+          1.66%+          0.91%+
  Expenses ......................................       1.76%+          2.51%+          2.73%+          3.48%+
Portfolio turnover rate .........................         71%             71%             29%             29%
Net assets at end of period (in 000's) ..........   $ 19,148        $ 41,918        $ 13,622        $ 12,325

----------
*    Unaudited.

**   Commencement of operations.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund").

The Fund commenced operations on October 22, 1997, and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined(a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on

Notes to Financial Statements unaudited


the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign markets and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Currency Contracts. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward currency contracts in order to hedge its foreign currency denominated investments, receivables and payables against adverse movements in future foreign exchange rates.

The use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contract open at June 30, 1998:

                                                        Contract Amount        Contract Amount                  Unrealized
Foreign Currency Sale Contract                               Sold                 Purchased                   (Depreciation)
------------------------------                          ---------------        ---------------                --------------
Pound Sterling vs. US$, expiring 9/9/98.............     (pound)98,400            $159,910                       $(3,612)
                                                                                                                 =======

MainStay Strategic Value Fund


Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 15% of its net assets in illiquid securities.

Restricted securities held at June 30, 1998:

                                                                         Principal                                        Percent
                                                        Acquisition       Amount/                         6/30/98            of
Security                                                   Date           Shares           Cost            Value         Net Assets
--------                                               -----------      ---------        --------        --------       ----------
FRI-MRD Corp.
    (zero coupon), due 1/24/02
    15.00%, beginning 6/30/99 ...................         1/14/98        $250,000         $212,008        $230,625          0.4%
Primestar, Inc.
    10.402%, due 4/1/99 .........................          4/1/98         170,000          170,000         170,000          0.3
Rocky Mountain Internet, Inc.
    Warrants expire 7/29/03 .....................          6/8/98             321                0(a)        1,877          0.0(b)
                                                                                          --------        --------          ---
                                                                                          $382,008        $402,502          0.7%
                                                                                          ========        ========          ===

----------
(a)  Warrants have no cost.

(b)  Less than one tenth of a percent.


Organizational Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $173,175 and are being amortized over a period not to exceed 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.75%. For the six months ended June 30, 1998, the Manager earned $167,960.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at the annual rate of 0.375% of the average daily net assets of the Fund.

MainStay Strategic Value Fund


Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $14,787 for the six months ended June 30, 1998. The Fund was also advised that NYLIFE Distributors retained contingent deferred sales charges for redemption of Class B shares of $25,334 for the six months ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the six months ended June 30, 1998, amounted to $48,956.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, New York Life held shares of Class A with a net asset value of $9,952,291, which represents 52.0% of the Class A net assets at period end.

Other. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $545 for the six months ended June 30, 1998.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $9,176 for the six months ended June 30, 1998.

Notes to Financial Statements unaudited


Note 4--Purchases and Sales of Securities (in 000's):

During the six months ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $66,607 and $29,896, respectively.

Note 5--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at June 30, 1998.

Note 6--Capital Share Transactions (in 000's):

                                                                 Six months ended    October 22** through
                                                                  June 30, 1998*       December 31, 1997
                                                                ------------------   -------------------
                                                                Class A    Class B    Class A    Class B
                                                                -------    -------    -------    -------
Shares sold ................................................       571      2,827        414      1,093
Shares issued in reinvestment of dividend
  and distributions ........................................         9          7         12         10
                                                                ------     ------     ------     ------
                                                                   580      2,834        426      1,103
Shares redeemed ............................................      (140)      (168)        (3)        (5)
                                                                ------     ------     ------     ------
Net increase ...............................................       440      2,666        423      1,098
                                                                ======     ======     ======     ======

----------
*    Unaudited.

**   Commencement of operations.

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC VALUE FUND(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S.(primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                   MainStay Strategic Value Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MAINSTAY(R) FUNDS


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Strategic Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA18-08/98
[RECYCLED SYMBOL]

Table of Contents


President's Letter                                                             2

MainStay Small Cap Growth Fund Highlights                                      3

Portfolio Management Discussion and Analysis                                   4

Performance from 6/1/98 through 6/30/98                                        5

Diversification by Industry--Top 5                                             6

Portfolio Composition                                                          8

Fund & Lipper Returns                                                          9

Top 10 Holdings                                                               10

Portfolio of Investments                                                      11

Unaudited Financial Statements                                                13

Notes to Financial Statements                                                 17

The MainStay Funds                                                            22

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998


----------
* "Standard & Poor's(R)500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

MainStay Small Cap Growth Fund Highlights

================================================================================
               MARKET RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o Modest inflation, low interest rates, and solid economic growth in the United States provided a positive backdrop for equities during the reporting period.

o With investors focused on liquidity, small-capitalization stocks generally underperformed large-capitalization issues in June of 1998.

o The impact of Asian financial difficulties spread to Latin America and Russia, giving investors additional reasons for caution.

================================================================================
                FUND RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o    The MainStay Small Cap Growth Fund commenced operations on 6/1/98.

o The Fund returned 8.70% and 8.60% for Class A shares and Class B shares, respectively, excluding all sales charges, for the since-inception period from 6/1/98 through 6/30/98.

o Individual security selection, combined with favorable timing, allowed the Fund to provide positive returns in June.

o The portfolio managers' experience researching large-capitalization stocks for other MainStay Funds has helped them identify opportunities in small-cap stocks in key industry sectors.

o Both share classes outperformed the average Lipper* small-cap fund, which returned 0.78% for the since-inception period.


----------
* See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

Portfolio Management Discussion and Analysis

Modest inflation, low interest rates, and solid economic growth made June a positive period for stocks in general. A flight to quality prompted by Asian concerns, however, caused investors to focus primarily on liquid, large-capitalization issues, which tended to outperform smaller-capitalization stocks. Among small-cap equities, growth stocks outperformed value issues, accounting for the bulk of the positive performance of the Russell 2000 Index* in June of 1998.

Generally speaking, May and June were weak periods for small-cap stock performance, with returns improving during the brief reporting period. The small-cap market offers select opportunities among initial public offerings, although these issues may be more volatile and may involve greater risk than small-cap stocks with more established histories.

Given this context, how did the MainStay Small Cap Growth Fund perform in the period from 6/1/98 through 6/30/98?

The MainStay Small Cap Growth Fund began operations on 6/1/98. For the one-month period ended 6/30/98, the Fund returned 8.70% and 8.60% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes also outperformed the average Lipper+ small-cap fund, which returned 0.78% for the month of June.

What factors contributed positively to the Fund's performance?

A variety of factors helped the Fund perform better than its peers. Since the small-capitalization market suffered in May and early June, we were able to purchase many of the Fund's securities at very attractive prices. In addition, we are familiar with many strong small-capitalization companies whose stocks have come to our attention as competitors, suppliers, or other providers of products and services to the large-cap companies we regularly research for other MainStay Funds. As a result, we were able to quickly invest in a number of companies with positive fundamentals and what we perceive to be excellent growth prospects, reflecting opportunities similar to their larger-capitalization counterparts. We believe that MacKay Shields' dual capabilities in large- and small-capitalization equities gives us a strategic advantage.

Can you give us some examples?

Certainly. AgriBioTech, a seed and biotechnology company, was up 40% in just one month. The company is benefiting from acquisitions in its specialized market sector. We knew about the stock from our extensive research into Monsanto, which is its large-cap counterpart, but is not held in the Fund.

AmeriSource Health is a wholesale distributor of drugs to pharmacies and hospitals that benefited from acquisition rumors and was up 24% in June. We knew about the stock from our extensive


Inflation
---------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Flight to quality
-----------------
When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower quality securities or those that are less liquid may likely be more vulnerable to negative market events.


----------
* The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. The MainStay Small Cap Growth Fund does not seek to track this index.
+ See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

PERFORMANCE FROM 6/1/98 THROUGH 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                                       Total Return %
--------------------------------------------------------------------
6/98                                              8.70    Class A
6/98                                              8.60    Class B

See footnote * on page 9 for more information on performance.


research for other MainStay Funds into Cardinal Health, a large-capitalization company in a similar segment of the health care industry.

Were there other companies that the Fund learned about in this way?

There were several. American Disposal Services is a solid waste company we selected for the Fund because of the profile we had established over the years in our research into its large-cap counterpart, United Waste, which is not held in the Fund's portfolio. We also learned about Daisytek, a small but successful printer-supply and toner-cartridge company, from our investigation into the laser printer market and Hewlett Packard, which the Fund did not invest in. Both American Disposal Services and Daisytek provided positive performance during the month of June.

Equity Corp. is a small-cap company in the funeral home and cemetery business that came to our attention while researching Service Corp. for other MainStay Funds. Service Corp. is a larger name in the same business. Duane Reade is a small-cap drug chain whose potential became evident while we were researching CVS for other MainStay Funds. Our fundamental research into Kroger and Safeway for other MainStay Funds led us to investigate Dominick's Supermarkets, a smaller Chicago food chain. And we couldn't research Bed, Bath, & Beyond for other MainStay Funds, without learning about its smaller counterpart, Linens 'n Things. All of these "smaller cousins" have provided solid performance for the Fund in June.

Do you limit the Fund to companies that flow out of MacKay Shields' large-capitalization stock research?

Absolutely not. The Fund's management team includes professionals who specialize exclusively in small-capitalization stocks. Their in-depth analysis of smaller companies may uncover a wide range of potential opportunities in additon to those that emerge from our firm's ongoing research into larger issues for other MainStay Funds.


Capitalization
--------------
The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

Volatility
----------
Fluctuations in the price of securities or markets, up or down, over a short period of time.

Mergers and acquisitions
------------------------
A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                           Percentage
---------------------------------------------
Commercial Services                   14.0%
Medical/Health Care                   13.5%
Retail                                12.1%
Computer-Software/Services             7.0%
Finance                                5.1%
All Other                             48.3%

Actual percentages will vary over time.


Can you briefly describe how the Fund invests?

We're bottom-up investors, which means we pick stocks for the Fund individually, based on their quantitative and fundamental merits. Unlike many managers, we don't start by saying we need some technology or retail companies in the portfolio. Instead, we look at each stock individually, and if certain technology or retail stocks happen to meet the Fund's stringent investment criteria, we'll select them for the Fund and create a weighting in those sectors.

As a result of your bottom-up process, in which sectors was the Fund most heavily weighted as of 6/30/98?

The Fund's largest sector was capital goods and technology with about 27% of the Fund's net assets. About 17% of that was in technology and the rest in capital goods. About 23% of the Fund's net assets were invested in consumer cyclicals, 14% in health care, 13% in financials, and about 10% in consumer staples and 10% in basic materials.

What were some of the best-performing stocks in the Fund?

We already mentioned AgriBioTech, which was the Fund's best-performing stock in June. We also saw strong performance from another technology holding, Sapient, a technology consultant that returned more than 20%.

One of the consumer cyclical stocks the Fund purchased was ITT Educational Services, which is benefiting from the move toward a technology-oriented society by providing postsecondary technical degree programs and was up 33% in June.

United Natural Foods is a distributor that's benefiting from the growing market in natural, whole foods. Watsco is a distributor of air conditioning and heating products that benefited from some Sun Belt acquisitions and rose 23% during the reporting period.

In the health care sector, HealthCare Financial Partners capitalized on the need for receivables management among doctors


Bottom-up investing
-------------------
Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

and clinics. Their services helped the stock rise 26% in June.

Which of the Fund's stocks were negative performers?

There were very few in June. CORT Business Services is a furniture rental business that was severely punished when it announced that top-line growth would be lower than expected. The stock dropped 21% in June, but we continued to hold it in the Fund's investment portfolio, believing that the company would reach its growth target and benefit from increasing acquisition activity.

Black Box is a network service, computing parts, and equipment company that suffered from rumors that its earnings would be lower than anticipated. The stock was down 15%, but we have continued to hold it in the Fund's investment portfolio and believe that the concerns may be overstated.

Of course, past performance is no guarantee of future results--and as with any performance, up or down, a one-month period may not be indicative of longer-term results.

Was the Fund able to benefit from any initial public offerings?

Yes. The small-cap market offers opportunities in this area, but they require careful research and an understanding of the volatility and risks associated with initial public offerings. During June, the Fund was able to benefit from an initial public offering for an Internet search engine provider. When the stock price rose to an attractive level, we sold the Fund's position and invested the profits in issues we believed would provide more attractive long-term potential.

What is your outlook going forward?

We believe that as long as inflation and interest rates remain low and economic growth continues at a modest rate, the outlook for stocks will remain positive. We do not believe that the effects of Asian economic difficulties are over, and we recognize that growth may slow in the second half of 1998. Nevertheless, we believe that there are many attractive small-capitalization stocks that are likely to perform well in most market environments.

Our stock selection process will continue to focus on issues we believe have fundamental strengths and enduring potential as the Fund seeks long-term capital appreciation by investing primarily in securities of small-capitalization companies.


Edmund C. Spelman
Rudolph C. Carryl
Portfolio Managers
MacKay Shields Financial Corporation


Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Past performance is no guarantee of future results.

PORTFOLIO COMPOSITION AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                  Percentage
------------------------------------------------------------
Common Stocks                                         92.9%
Cash, Equivalents & Other Assets, Less Liabilities     7.1%

Actual percentages will vary over time.

Fund & Lipper Returns as of 6/30/98

================================================================================
   Fund average annual total returns*
================================================================================
                                                            Life of Fund
                                                           through 6/30/98
   Class A                                                      8.70%
   Class B                                                      8.60%

================================================================================
   Fund SEC returns*
================================================================================
                                                            Life of Fund
                                                           through 6/30/98
   Class A                                                      2.72%
   Class B                                                      3.60%

================================================================================
   Lipper+ category return as of 6/30/98
================================================================================

                                                            Life of Fund
                                                           through 6/30/98
   Average Lipper
   small-cap fund                                               0.78%

================================================================================
   Fund per share net asset values & distributions for the period ended 6/30/98
================================================================================
                        NAV 6/30/98           Income              Capital Gains
   Class A                $10.87              $0.0000               $0.0000
   Class B                $10.86              $0.0000               $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the initial offering of both share classes (on 6/1/98) through 6/30/98.

Top 10 Holdings as of 6/30/98

================================================================================
 HOLDING                                                                  AMOUNT
================================================================================
ITT Educational Services, Inc.                                          $306,375
United Natural Foods, Inc.                                               302,100
AAR Corp.                                                                298,581
IDEXX Laboratories, Inc.                                                 286,063
HNC Software Inc.                                                        285,688
AmeriSource Health Corp.                                                 282,456
Central Parking Corp.                                                    282,100
Sapient Corp.                                                            279,575
Cerner Corp.                                                             277,463
Bally Total Fitness Holding Corp.                                        277,200


----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments June 30, 1998 unaudited

                                                    Shares            Value
                                               =================================
COMMON STOCKS (92.9%)+

AEROSPACE/DEFENSE (2.0%)
AAR Corp. ...............................            10,100        $    298,581
                                                                   ------------

BANKS (3.4%)
Cullen/Frost Bankers, Inc. ..............             4,700             254,975
Imperial Bancorp (a) ....................             8,700             261,000
                                                                   ------------
                                                                        515,975
                                                                   ------------

BIOTECHNOLOGY (1.7%)
AgriBioTech, Inc. (a) ...................             9,000             249,188
                                                                   ------------

COMMERCIAL SERVICES (14.0%)
Central Parking Corp. ...................             6,200             282,100
CORT Business Services Corp. (a) ........             7,400             233,100
Equity Corporation International (a) ....            10,500             252,000
ITT Educational Services, Inc. (a) ......             9,500             306,375
InaCom Corp. (a) ........................             7,800             247,650
Iron Mountain Inc. (a) ..................             6,100             272,975
Metzler Group, Inc. (The) (a) ...........             7,500             274,687
Pre-Paid Legal Services, Inc. (a) .......             7,300             230,406
                                                                   ------------
                                                                      2,099,293
                                                                   ------------

COMPUTER--SOFTWARE/SERVICES (7.0%)
Black Box Corp. (a) .....................             6,700             222,356
HNC Software Inc. (a) ...................             7,000             285,688
Sapient Corp. (a) .......................             5,300             279,575
Visio Corp. (a) .........................             5,600             267,400
                                                                   ------------
                                                                      1,055,019
                                                                   ------------

ELECTRONIC--PARTS/WIRES (3.5%)
EFTC Corp. (a) ..........................            19,700             256,100
Sanmina Corp. (a) .......................             6,300             273,262
                                                                   ------------
                                                                        529,362
                                                                   ------------

ENVIRONMENTAL CONTROL (1.7%)
Tetra Tech, Inc. (a) ....................            10,700             259,475
                                                                   ------------

FINANCE (5.1%)
HealthCare Financial
  Partners, Inc. (a) ....................             4,400             269,775
Sirrom Capital Corp. ....................            10,300             267,800
Triad Guaranty Inc. (a) .................             6,900             234,600
                                                                   ------------
                                                                        772,175
                                                                   ------------

                                                    Shares            Value
                                               =================================
FOOD (3.7%)
Aurora Foods Inc. (a) ...................            12,000        $    253,500
United Natural Foods, Inc. (a) ..........            10,600             302,100
                                                                   ------------
                                                                        555,600
                                                                   ------------

INSTRUMENTS--ELECTRONIC (1.6%)
Waters Corp. (a) ........................             4,000             235,750
                                                                   ------------

INSURANCE (4.8%)
CMAC Investment Corp ....................             3,900             239,850
Enhance Financial Services
  Group Inc. ............................             7,200             243,000
Frontier Insurance Group, Inc. ..........            10,890             245,706
                                                                   ------------
                                                                        728,556
                                                                   ------------

LEISURE TIME (3.5%)
Bally Total Fitness Holding Corp. (a)  ..             7,700             277,200
Intrawest Corp. .........................            12,100             241,244
                                                                   ------------
                                                                        518,444
                                                                   ------------

MACHINERY (5.1%)
Applied Power Inc. ......................             7,600             261,250
IDEX Corp. ..............................             6,900             238,050
Watsco, Inc. ............................             7,400             260,387
                                                                   ------------
                                                                        759,687
                                                                   ------------

MANUFACTURING--DIVERSIFIED (1.6%)
SPS Technologies, Inc. (a) ..............             4,100             239,850
                                                                   ------------

MEDICAL/HEALTH CARE (13.5%)
AmeriSource Health Corp. (a) ............             4,300             282,456
Assisted Living Concepts, Inc. (a) ......            13,500             232,875
Cerner Corp. (a) ........................             9,800             277,463
Curative Health Services, Inc. (a) ......             8,100             230,850
Health Care and
  Retirement Corp. (a) ..................             6,000             236,625
IDEXX Laboratories, Inc. (a) ............            11,500             286,063
RehabCare Group, Inc. (a) ...............            10,600             254,400
Schein Pharmaceutical, Inc. (a) .........             8,800             234,300
                                                                   ------------
                                                                      2,035,032
                                                                   ------------

POLLUTION & RELATED (1.8%)
American Disposal Services, Inc. (a) ....             5,900             276,562
                                                                   ------------

PUBLISHING (1.8%)
Consolidated Graphics, Inc. (a) .........             4,500             265,500
                                                                   ------------


----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund

                                                    Shares            Value
                                               =================================
COMMON STOCKS (Continued)

RETAIL (12.1%)
Daisytek International Corp. (a) ........            10,000        $    254,375
Dominick's Supermarkets, Inc. (a) .......             5,300             236,513
Duane Reade Inc. (a) ....................             8,400             252,000
Linens `n Things, Inc. (a) ..............             8,800             268,950
Men's Wearhouse, Inc. (The) (a) .........             7,950             262,350
Ocular Sciences, Inc. (a) ...............             8,400             273,000
Pier 1 Imports, Inc. ....................            11,600             276,950
                                                                   ------------
                                                                      1,824,138
                                                                   ------------

TELECOMMUNICATIONS (3.2%)
Alpine Group, Inc. (The) (a) ............            11,800             244,850
Gilat Satellite Networks (a) ............             7,200             240,750
                                                                   ------------
                                                                        485,600
                                                                   ------------

TEXTILES (1.8%)
Interface, Inc. .........................            13,050             263,447
                                                                   ------------
Total Common Stocks
  (Cost $13,104,937) ....................                            13,967,234
                                                                   ------------

                                                 Principal
                                                   Amount
                                               ==============
SHORT-TERM INVESTMENTS (8.4%)

U.S. GOVERNMENT (8.4%)
Federal Home Loan Bank
  5.45%, due 7/1/98 .....................      $  1,260,000           1,260,000
                                                                   ------------
Total Short-Term Investments
  (Cost $1,260,000) .....................                             1,260,000
                                                                   ------------
Total Investments
  (Cost $14,364,937) (b) ................             101.3%         15,227,234(c)
Liabilities in Excess of Cash,
  and Other Assets ......................              (1.3)           (193,887)
                                               ------------        ------------
Net Assets ..............................             100.0%       $ 15,033,347
                                               ============        ============

----------


(a)  Non-income producing security.
(b) The cost stated also represents the aggregate cost for Federal income tax purposes.
(c) At June 30, 1998, net unrealized appreciation was $862,297, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,011,318 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $149,021.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $14,364,937) ......   $15,227,234
Receivables:
  Investment securities sold ..........................................     1,440,000
  Fund shares sold ....................................................       166,695
  Dividends and interest ..............................................         2,026
Unamortized organization expense ......................................        57,047
                                                                          -----------
    Total assets ......................................................    16,893,002
                                                                          -----------
LIABILITIES:
Payables:
  Investment securities purchased .....................................     1,808,592
  Organization ........................................................        20,536
  MainStay Management .................................................        10,312
  NYLIFE Distributors .................................................         3,995
  Custodian ...........................................................         1,299
  Transfer agent ......................................................           561
  Trustees ............................................................            84
Accrued expenses ......................................................        14,276
                                                                          -----------
    Total liabilities .................................................     1,859,655
                                                                          -----------
Net assets ............................................................   $15,033,347
                                                                          ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A .............................................................   $    10,538
  Class B .............................................................         3,301
Additional paid-in capital ............................................    13,876,798
Accumulated net investment loss .......................................       (15,417)
Accumulated undistributed net realized gain on investments ............       295,830
Net unrealized appreciation on investments ............................       862,297
                                                                          -----------
Net assets ............................................................   $15,033,347
                                                                          ===========
CLASS A
Net assets applicable to outstanding shares ...........................   $11,449,393
                                                                          ===========
Shares of beneficial interest outstanding .............................     1,053,775
                                                                          ===========
Net asset value per share outstanding .................................   $     10.87
Maximum sales charge (5.50% of offering price) ........................          0.63
                                                                          -----------
Maximum offering price per share outstanding ..........................   $     11.50
                                                                          ===========
CLASS B
Net assets applicable to outstanding shares ...........................   $ 3,583,954
                                                                          ===========

Shares of beneficial interest outstanding .............................       330,113
                                                                          ===========
Net asset value and offering price per share outstanding ..............   $     10.86
                                                                          ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period June 1, 1998* through June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends ..................................................      $    1,039
  Interest ...................................................          14,898
                                                                    ----------
    Total income .............................................          15,937
                                                                    ----------
Expenses:
  Management .................................................          10,312
  Shareholder communication ..................................           6,028
  Professional ...............................................           3,981
  Service--Class A ...........................................           2,106
  Service--Class B ...........................................             472
  Custodian ..................................................           1,675
  Distribution--Class B ......................................           1,417
  Registration ...............................................           1,089
  Recordkeeping ..............................................           1,000
  Organization ...............................................             953
  Transfer agent .............................................             561
  Trustees ...................................................              84
  Miscellaneous ..............................................           1,676
                                                                    ----------
    Total expenses ...........................................          31,354
                                                                    ----------
Net investment loss ..........................................         (15,417)
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments .............................         295,830
Net unrealized appreciation on investments ...................         862,297
                                                                    ----------
Net realized and unrealized gain on investments ..............       1,158,127
                                                                    ----------
Net increase in net assets resulting from operations .........      $1,142,710
                                                                    ==========


----------
*   Commencement of operations.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                      June 1, 1998*
                                                                          through
                                                                      June 30, 1998**
                                                                      ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss ..............................................   $    (15,417)
  Net realized gain on investments .................................        295,830
  Net unrealized appreciation on investments .......................        862,297
                                                                       ------------
  Net increase in net assets resulting from operations .............      1,142,710
                                                                       ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ........................................................      1,552,697
    Class B ........................................................      2,369,288
  Cost of shares redeemed:
    Class A ........................................................             --
    Class B ........................................................        (31,348)
                                                                       ------------
      Increase in net assets derived from capital
        share transactions .........................................      3,890,637
                                                                       ------------
      Net increase in net assets ...................................      5,033,347
NET ASSETS:
Beginning of period ................................................     10,000,000
                                                                       ------------
End of period ......................................................   $ 15,033,347
                                                                       ============
Accumulated net investment loss at end of period ...................   $    (15,417)
                                                                       ============


----------
*    Commencement of Operations.
**   Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                    Class A         Class B
                                                  ----------      ----------
                                                        June 1, 1998*
                                                          through
                                                       June 30, 1998**
                                                  --------------------------
Net asset value at beginning of period ........   $ 10.00          $ 10.00
                                                  -------          -------
Net investment loss (a) .......................     (0.01)           (0.02)
Net realized and unrealized gain
  on investments...............................      0.88             0.88
                                                  -------          -------
Total from investment operations ..............      0.87             0.86
                                                  -------          -------
Net asset value at end of period ..............   $ 10.87          $ 10.86
                                                  =======          =======
Total investment return (b) ...................      8.70%            8.60%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss .......................     (1.36%)+         (2.11%)+
    Expenses ..................................      2.90%+           3.65%+
Portfolio turnover rate .......................         6%               6%
Net assets at end of period (in 000's) ........   $11,449          $ 3,584

----------
*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund").

The Fund commenced operations on June 1, 1998 and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by

MainStay Small Cap Growth Fund


the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Organizational Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $58,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the average daily net assets of the Fund. For the period ended June 30, 1998, the Manager earned $10,312.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $2,989 for the period ended June 30, 1998.

MainStay Small Cap Growth Fund


Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the period ended June 30, 1998 amounted to $3,218.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, New York Life held shares of Class A and Class B with net asset values of $9,783,000 and $1,086,000, respectively. This represents 85.4% and 30.3% of the net assets at period end for Class A and B, respectively.

Other. Fees for recordkeeping services provided to the Fund by the Manager amounted to $1,000 for the period ended June 30, 1998.

Note 4--Purchases and Sales of Securities (in 000's):

During the period ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $13,542 and $733, respectively.

Note 5--Capital Share Transactions (in 000's):

                                                          June 1, 1998* through
                                                             June 30, 1998**
                                                         -----------------------
                                                         Class A         Class B
                                                         -------         -------
Shares sold .................................              154             233
Shares redeemed .............................               --              (3)
                                                          ----            ----
Net increase ................................              154             230
                                                          ====            ====


----------
*    Commencement of operations.
**   Unaudited.

                       This page intentionally left blank

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------


----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.
(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.
(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.
(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.
(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.
(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                  MainStay Small Cap Growth Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MainStay(R) Funds


                               OFFICERS & TRUSTEES*

             Richard M. Kernan, Jr.       Chairman and Trustee
                 Stephen C. Roussin       President, Chief Executive
                                          Officer, and Trustee
                    Edward J. Hogan       Trustee
                      Harry G. Hohn       Trustee
           Nancy Maginnes Kissinger       Trustee
                   Terry L. Lierman       Trustee
                  John B. McGuckian       Trustee
                Donald E. Nickelson       Trustee
                     Donald K. Ross       Trustee
                Richard S. Trutanic       Trustee
                      Walter W. Ubl       Trustee
                 Jefferson C. Boyce       Senior Vice President
                   Anthony W. Polis       Chief Financial Officer
                 Richard W. Zuccaro       Tax Vice President
                A. Thomas Smith III       Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MainStay(R) Funds


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Small Cap Growth Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA24-08/98
[GRAPHIC]

Table of Contents


President's Letter                                                             2

MainStay Small Cap Value Fund Highlights                                       3

Portfolio Management Discussion and Analysis                                   4

Performance from 6/1/98 through 6/30/98                                        5

Diversification by Industry--Top 5                                             6

Portfolio Composition                                                          7

Fund & Lipper Returns                                                          8

Top 10 Holdings                                                                9

Portfolio of Investments                                                      10

Unaudited Financial Statements                                                12

Notes to Financial Statements                                                 16

The MainStay Funds                                                            20

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998


----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Small Cap Value Fund Highlights

================================================================================
               MARKET RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o Modest inflation, low interest rates, and solid economic growth in the United States provided a positive backdrop for equities during the reporting period.

o The best-performing stocks in June were highly liquid, large-capitalization issues, particularly in the growth sector.

o Concerns about the impact of Asian economic difficulties and potential earnings disappointments caused poor performance among small-capitalization value stocks and cyclical issues in June of 1998.

================================================================================
                FUND RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o    The MainStay Small Cap Value Fund commenced operations on 6/1/98.

o The Fund returned -3.50% and -3.60% for Class A shares and Class B shares, respectively, excluding all sales charges, for the since-inception period from 6/1/98 through 6/30/98.

o The Fund's initial results reflected performance in a period when both small-capitalization stocks and the value management style were generally out of favor.

o Initial investments have positioned the portfolio for longer-term value opportunities.

o Both share classes underperformed the average Lipper* small-cap fund, which returned 0.78% for the since-inception period.


----------
* See footnote and table on page 8 for more information on Lipper Analytical Services, Inc.

Portfolio Management Discussion and Analysis


Modest inflation, low interest rates, and solid economic growth made June a positive period for stocks in general. During the reporting period, however, investors became increasingly concerned about the possibility of an economic slowdown and the potential for earnings disappointments. When these factors combined with the problems in Asian markets, the best-performing sector of the stock market became highly liquid, large-capitalization issues that could be quickly sold if the market experienced a setback.

During June, investors not only retreated from small-capitalization stocks, but also from the value management discipline, as growth stocks tended to outperform. Despite the setbacks small-cap value stocks experienced, these issues appear to be well positioned if the market should experience any sustained difficulties or if investors begin to reconsider the wisdom of investing in equities trading at enormous price-earnings multiples.

Given this context, how did the MainStay Small Cap Value Fund perform in the period from 6/1/98 through 6/30/98?

The MainStay Small Cap Value Fund commenced operations on 6/1/98. For the one-month period ended 6/30/98, the Fund returned -3.50% and -3.60% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes underperformed the average Lipper* small-cap fund, which returned 0.78% for the month of June.

What were the primary reasons why the Fund underperformed its peers?

By definition, value stocks tend to have lower price-to-book ratios and lower growth prospects than growth-oriented investments. Over the last several years, the stock market has seen extraordinary growth, and value stocks in general have been out of favor. To compensate, some value managers have tried to "bend the rules" to improve their returns by investing in growth issues.

Dalton, Greiner, Hartman, Maher & Co., however, has stuck to its disciplines, seeking companies with true value characteristics. We don't expect these stocks to outperform in a single month. Instead, in June, we hoped to position the portfolio for strong performance over the longer term. In doing so, we selected stocks for the Fund with the strongest value characteristics. In many cases, these holdings were particularly out of favor in the Fund's first month of operations. These positions in the basic materials, capital goods, and technology sectors generally underperformed the market.

In the future, we will seek to emphasize noncyclical sectors in the Fund's investment portfolio. With Asian difficulties raising questions about the possibility of an economic slowdown, we believe cyclical issues are likely to be among the first to feel the impact.


Inflation
---------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Liquidity
---------
Securities are said to be liquid when they can be easily bought or sold in large volume without subtantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding, are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

Capitalization
--------------
The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.


----------
* See footnote and table on page 8 for more information on Lipper Analytical Services, Inc.

PERFORMANCE FROM 6/1/98 THROUGH 6/30/98

 {THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                                       Total Return %
--------------------------------------------------------------------
6/98                                              -3.50     Class A
6/98                                              -3.60     Class B

See footnote * on page 8 for more information on performance.


How many stocks did the Fund own as of June 30, 1998?

At the end of the reporting period, the Fund owned 70 stocks. Since the Fund is new, most of the positions were relatively small.

What were some of the Fund's largest purchases?

The largest purchases were Claire's Stores, Gaylord Entertainment, Hollinger International, Jones Intercable, and Plantronics. According to our disciplined research process, these stocks all appeared to be undervalued and have characteristics that could make their value increase over time. In the aggregate, these stocks contributed positively to the Fund's performance.

Were there any sales during the month of June?

We deleted four stocks from the portfolio due to changes in their fundamental outlook. While we typically seek investments the Fund can retain for the long term, we believe it may be prudent for the Fund to sell stocks when their prospects are weakening. We're looking for issues that can add value to the Fund's investment portfolio, and we have very strict sell disciplines that came into play with these stocks.

Which of the Fund's holdings provided the best performance during the month?

During June 1998, the Fund held four stocks that appreciated over 10%. These included Skyline, Claire's Stores, NCI Building Systems, and Jones Intercable. All of these companies continued to have positive earnings trends and remain attractive value holdings for the Fund.

Which of the Fund's stocks were the worst performers?

The difficulties in Asia brought a number of technology holdings under careful review by investors. Two of the Fund's


Price-earnings multiples
------------------------
The number of times the price of a stock exceeds its anticipated earnings per share.

Price-to-book ratio
-------------------
The price of a stock divided by its book value per share.

Cyclical stock
--------------
A stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                           Percentage
---------------------------------------------
Real Estate                            9.7%
Electronic--Parts/Wires                9.1%
Medical--Health Care                   7.5%
Banks                                  6.6%
Building Products                      6.6%
All Other                             60.5%

Actual percentages will vary over time.


technology stocks, General Scanning and Komag, were the Fund's worst performers, both declining by more than 25% on deteriorating fundamentals and investor concerns.

What do you believe were the best decisions you made for the Fund in June?

Our best and most important decision was to invest the Fund in a widely diversified group of undervalued small-cap stocks. We believe the Fund is well positioned now, particularly if one or more of the concerns that have been motivating investors should come to pass.

Undervalued stocks tend to outperform in troubled or declining markets, and given the high multiples at which certain growth stocks are trading--and the current relationship between corporate earnings and profits--we believe investors will eventually have to embrace stocks that have lower price/earnings ratios and strong catalysts for improvement.

Were there any sectors that you emphasized or underweighted in the Fund?

We select stocks for the Fund individually, but as of the end of June 1998, the Fund's sector weightings closely approximated those in the Russell 2000 Index.+

What is your outlook for the future?

Despite a difficult June, we believe small-cap value stocks are very attractively priced relative to larger-capitalization issues. We intend to focus on the value characteristics in our proprietary research model and believe the noncyclical and financial sectors may offer attractive opportunities. Wherever the markets may move, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.


Timothy Dalton, Jr.
Kenneth Greiner
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.


----------
+ The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Fund does not seek to track this index.


Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Past performance is no guarantee of future results.

PORTFOLIO COMPOSITION AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                  Percentage
------------------------------------------------------------
Common Stocks                                         91.1%
Cash, Equivalents & Other Assets, Less Liabilities     8.9%

Actual percentages will vary over time.

Fund & Lipper Returns as of 6/30/98

================================================================================
Fund average annual total returns*
================================================================================
                                                            Life of Fund
                                                           through 6/30/98
   Class A                                                     -3.50%
   Class B                                                     -3.60%

================================================================================
Fund SEC returns*
================================================================================
                                                            Life of Fund
                                                           through 6/30/98
   Class A                                                     -8.81%
   Class B                                                     -8.42%

================================================================================
Lipper+ category return as of 6/30/98
================================================================================
                                                            Life of Fund
                                                           through 6/30/98
   Average Lipper
   small-cap fund                                               0.78%

================================================================================
Fund per share net asset values & distributions for the period ended 6/30/98
================================================================================
                      NAV 6/30/98              Income             Capital Gains
   Class A               $9.65                 $0.0000               $0.0000
   Class B               $9.64                 $0.0000               $0.0000


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is for the period from the initial offering of both share classes (on 6/1/98) through 6/30/98.

Top 10 Holdings as of 6/30/98

================================================================================
HOLDING                                                                   AMOUNT
================================================================================
Plantronics, Inc.                                                       $355,350
Jones Intercable, Inc.                                                   307,500
Claire's Stores, Inc.                                                    270,600
Hussman International, Inc.                                              256,875
Gaylord Entertainment Co.                                                245,100
Hollinger International Inc.                                             243,100
Trigon Healthcare, Inc.                                                  238,838
LNR Property Corp.                                                       233,187
DII Group, Inc. (The)                                                    226,931
Simpson Manufacturing Co., Inc.                                          224,025


----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

MainStay Small Cap Value Fund

                                                        Shares         Value
                                                      ==========================
COMMON STOCKS (91.1%)+


AUTO PARTS (4.9%)
Aftermarket Technology Corp. (a)  ..............          10,000     $   187,500
Borg-Warner Automotive, Inc. ...................           2,400         115,350
Coachmen Industries, Inc. ......................           6,200         161,975
Titan International, Inc. ......................          11,200         190,400
                                                                     -----------
                                                                         655,225
                                                                     -----------

BANKS (6.6%)
BancorpSouth, Inc. .............................           5,800         121,800
Colonial BancGroup, Inc. (The) .................             800          25,800
ISB Financial Corp. ............................           5,600         148,400
Local Financial Corp. (a) ......................          14,000         182,000
SIS Bancorp, Inc. ..............................           4,700         182,125
Staten Island Bancorp, Inc. ....................           9,700         220,675
                                                                     -----------
                                                                         880,800
                                                                     -----------

BUILDING PRODUCTS (6.6%)
Hussman International, Inc. ....................          13,700         256,875
NCI Building Systems, Inc. (a) .................           3,200         184,800
Simpson Manufacturing Co., Inc. (a) ............           5,800         224,025
Skyline Corp. ..................................           6,400         208,800
                                                                     -----------
                                                                         874,500
                                                                     -----------

COMMERCIAL SERVICES (1.2%)
Inacom Corp. (a) ...............................           5,000         158,750
                                                                     -----------

COMPUTER--HARDWARE (3.4%)
Cybex Computer Products Corp. (a) ..............           7,300         167,900
Hutchinson Technology Inc. (a) .................           7,200         196,200
Komag, Inc. (a) ................................          17,000          90,845
                                                                     -----------
                                                                         454,945
                                                                     -----------

COMPUTER--SOFTWARE/SERVICES (0.4%)
THQ Inc. (a) ...................................           1,500          46,125
                                                                     -----------

ELECTRONIC--PARTS/WIRES (9.1%)
Coherent, Inc. (a) .............................           9,000         154,407
DII Group, Inc. (The) (a) ......................          13,300         226,931
Etec Systems, Inc. (a) .........................           5,600         197,050
Exar Corp. (a) .................................           8,100         170,100
General Scanning Inc. (a) ......................           8,200          73,287
Harmon Industries, Inc. ........................           7,500         178,125
Optek Technology, Inc. (a) .....................           6,200         118,575
Tech-Sym Corp. (a) .............................           3,400          94,563
                                                                     -----------
                                                                       1,213,038
                                                                     -----------

                                                        Shares         Value
                                                      ==========================

ENERGY--OIL/GAS (1.5%)
Giant Industries, Inc. .........................          11,600     $   201,550
                                                                     -----------

FOOD (3.9%)
Lancaster Colony Corp. .........................           5,900         223,462
Sbarro, Inc. ...................................           6,200         168,175
Tasty Baking Co. ...............................           7,900         122,944
                                                                     -----------
                                                                         514,581
                                                                     -----------

FOREST/PAPER PRODUCTS (1.3%)
FiberMark, Inc. (a) ............................          10,700         171,200
                                                                     -----------

HOUSEHOLD PRODUCTS (1.5%)
Oneida Ltd. ....................................           6,400         196,000
                                                                     -----------

INSURANCE (2.6%)
American Heritage Life
  Investment Corp. .............................           6,500         150,313
Berkley (W.R.) Corp., ..........................           5,000         200,313
                                                                     -----------
                                                                         350,626
                                                                     -----------

MACHINERY (2.3%)
IDEX Corp. .....................................           3,300         113,850
Specialty Equipment Cos., Inc. (a) .............           8,500         192,313
                                                                     -----------
                                                                         306,163
                                                                     -----------

MANUFACTURING--DIVERSIFIED (5.4%)
CLARCOR Inc. ...................................          10,100         212,100
Matthews International Corp. ...................           6,300         154,744
Plantronics, Inc. (a) ..........................           6,900         355,350
                                                                     -----------
                                                                         722,194
                                                                     -----------

MEDIA (4.2%)
Gaylord Entertainment Co. ......................           7,600         245,100
Jones Intercable, Inc. (a) .....................          12,300         307,500
                                                                     -----------
                                                                         552,600
                                                                     -----------

MEDICAL--HEALTH CARE (7.5%)
Arrow International, Inc. ......................           6,300         172,856
Beverly Enterprises, Inc. (a) ..................          16,200         223,763
Physician Reliance Network, Inc. (a) ...........          13,900         158,981
Trigon Healthcare, Inc. (a) ....................           6,600         238,838
West Co., Inc. (The) ...........................           7,000         198,187
                                                                     -----------
                                                                         992,625
                                                                     -----------

----------
+   Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1998 unaudited

                                                        Shares         Value
                                                      ==========================
COMMON STOCKS (Continued)

METALS (1.2%)
Hawk Corp. (a) .................................           9,300     $   163,912
                                                                     -----------

OFFICE PRODUCTS (1.1%)
Hunt Corp. .....................................           6,200         146,862
                                                                     -----------

PUBLISHING (3.4%)
Banta Corp. ....................................           6,600         203,775
Hollinger International Inc. ...................          14,300         243,100
                                                                     -----------
                                                                         446,875
                                                                     -----------

REAL ESTATE (9.7%)
Bedford Property Investors, Inc. ...............           4,900          89,425
Berkshire Realty Co., Inc. .....................          11,300         132,069
Boykin Lodging Co. .............................           6,400         138,800
Bradley Real Estate, Inc. ......................           5,000         105,625
CB Richard Ellis Services Inc. (a) .............           5,300         177,219
LNR Property Corp. .............................           9,100         233,187
Pan Pacific Retail Properties, Inc. ............           6,400         130,400
Tower Realty Trust, Inc. .......................           6,400         143,200
Urban Shopping Centers, Inc. ...................           4,300         135,450
                                                                     -----------
                                                                       1,285,375
                                                                     -----------

RETAIL (4.2%)
Claire's Stores, Inc. ..........................          13,200         270,600
Haverty Furniture Cos., Inc. ...................           8,700         192,488
Lydall, Inc. (a) ...............................           6,900         100,481
                                                                     -----------
                                                                         563,569
                                                                     -----------

TELECOMMUNICATIONS (3.6%)
Electromagnetic Sciences, Inc. (a) .............           5,700         108,300
Norstan, Inc. (a) ..............................           6,200         155,387
Powerwave Technologies, Inc. (a)  ..............          13,200         221,100
                                                                     -----------
                                                                         484,787
                                                                     -----------

TRANSPORTATION (2.4%)
Arnold Industries, Inc. ........................          13,200         194,700
Varlen Corp. ...................................           3,700         127,650
                                                                     -----------
                                                                         322,350
                                                                     -----------


                                                        Shares         Value
                                                      ==========================

UTILITIES--ELECTRIC POWER (3.1%)
TNP Enterprises, Inc. ..........................           6,700     $   206,862
Washington Water Power
  Co., (The) ...................................           9,300         208,669
                                                                     -----------
                                                                         415,531
                                                                     -----------

Total Common Stocks
  (Cost $12,477,622)............................                      12,120,183
                                                                     -----------

                                                       Principal
                                                        Amount
                                                      ===========
SHORT-TERM INVESTMENT (14.1%)

TIME DEPOSIT (14.1%)
Cayman Bank of New York
  5.13%, due 7/1/98 ............................      $1,881,000       1,881,000
                                                                     -----------
Total Short-Term Investment
  (Cost $1,881,000) ............................                       1,881,000
                                                                     -----------
Total Investments
  (Cost $14,358,622) (b) .......................           105.2%     14,001,183(c)
Liabilities in Excess of Cash,
  and Other Assets .............................            (5.2)       (697,755)
                                                      ----------     -----------
Net Assets .....................................           100.0%    $13,303,428
                                                      ==========     ===========

----------
(a)  Non-income producing security.
(b) The cost stated also represents the aggregate cost for Federal income tax purposes.
(c) At June 30, 1998, net unrealized depreciation was $357,439, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $232,597 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $590,036.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $14,358,622) .............................................   $14,001,183
Cash .........................................................................................................           183
Receivables:
  Investment securities sold .................................................................................     1,634,233
  Fund shares sold ...........................................................................................       459,445
  Dividends and interest .....................................................................................        15,716
Unamortized organization expense .............................................................................        57,047
                                                                                                                 -----------
    Total assets .............................................................................................    16,167,807
                                                                                                                 -----------
LIABILITIES:
Payables:
  Investment securities purchased ............................................................................     2,814,690
  Organization ...............................................................................................        20,536
  MainStay Management ........................................................................................         9,465
  NYLIFE Distributors ........................................................................................         3,593
  Custodian ..................................................................................................         1,676
  Transfer agent .............................................................................................           561
  Trustees ...................................................................................................            84
Accrued expenses .............................................................................................        13,774
                                                                                                                 -----------
    Total liabilities ........................................................................................     2,864,379
                                                                                                                 -----------
Net assets ...................................................................................................   $13,303,428
                                                                                                                 ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A ....................................................................................................   $    10,313
  Class B ....................................................................................................         3,477
Additional paid-in capital ...................................................................................    13,661,125
Accumulated net investment loss ..............................................................................        (4,891)
Accumulated net realized loss on investments .................................................................        (9,157)
Net unrealized depreciation on investments ...................................................................      (357,439)
                                                                                                                 -----------
Net assets ...................................................................................................   $13,303,428
                                                                                                                 ===========
CLASS A
Net assets applicable to outstanding shares ..................................................................   $ 9,950,620
                                                                                                                 ===========
Shares of beneficial interest outstanding ....................................................................     1,031,303
                                                                                                                 ===========
Net asset value per share outstanding ........................................................................   $      9.65
Maximum sales charge (5.50% of offering price) ...............................................................          0.56
                                                                                                                 -----------
Maximum offering price per share outstanding .................................................................   $     10.21
                                                                                                                 ===========
CLASS B
Net assets applicable to outstanding shares ..................................................................   $ 3,352,808
                                                                                                                 ===========

Shares of beneficial interest outstanding ....................................................................       347,700
                                                                                                                 ===========
Net asset value and offering price per share outstanding .....................................................   $      9.64
                                                                                                                 ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period June 1, 1998* through June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends ....................................................      $  15,455
  Interest .....................................................          9,759
                                                                      ---------
    Total income ...............................................         25,214
                                                                      ---------
Expenses:
  Management ...................................................          9,465
  Shareholder communication ....................................          6,028
  Professional .................................................          3,981
  Service--Class A .............................................          1,957
  Service--Class B .............................................            409
  Custodian ....................................................          1,676
  Distribution--Class B ........................................          1,227
  Registration .................................................          1,089
  Recordkeeping ................................................          1,000
  Organization .................................................            953
  Transfer agent ...............................................            561
  Trustees .....................................................             84
  Miscellaneous ................................................          1,675
                                                                      ---------
    Total expenses .............................................         30,105
                                                                      ---------
Net investment loss ............................................         (4,891)
                                                                      ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ...............................         (9,157)
Net unrealized depreciation on investments .....................       (357,439)
                                                                      ---------
Net realized and unrealized loss on investments ................       (366,596)
                                                                      ---------
Net decrease in net assets resulting from operations ...........      $(371,487)
                                                                      =========


----------
*    Commencement of operations.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                       June 1, 1998*
                                                                         through
                                                                      June 30, 1998**
                                                                      ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss ..............................................   $    (4,891)
  Net realized loss on investments .................................        (9,157)
  Net unrealized depreciation on investments .......................      (357,439)
                                                                       -----------
  Net decrease in net assets resulting from operations .............      (371,487)
                                                                       -----------
Capital share transactions:
 Net proceeds from sale of shares:
    Class A ........................................................     1,284,230
    Class B ........................................................     2,393,495
  Cost of shares redeemed:
    Class A ........................................................        (2,810)
    Class B ........................................................            --
                                                                       -----------
      Increase in net assets derived from
       capital share transactions...................................     3,674,915
                                                                       -----------
      Net increase in net assets ...................................     3,303,428
NET ASSETS:
Beginning of period ................................................    10,000,000
                                                                       -----------
End of period ......................................................   $13,303,428
                                                                       ===========
Accumulated net investment loss at end of period ...................   $    (4,891)
                                                                       ===========


----------
*    Commencement of Operations.
**   Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                   Class A         Class B
                                                  ---------       ---------
                                                         June 1, 1998*
                                                           through
                                                        June 30, 1998**
                                                  -------------------------
Net asset value at beginning of period ........      $10.00          $10.00
                                                     ------          ------
Net investment loss (a) .......................       (0.00)(b)       (0.01)
Net realized and unrealized loss
 on investments................................       (0.35)          (0.35)
                                                     ------          ------
Total from investment operations ..............       (0.35)          (0.36)
                                                     ------          ------
Net asset value at end of period ..............       $9.65           $9.64
                                                     ======          ======
Total investment return (c) ...................       (3.50%)         (3.60%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income .....................       (0.39%)+        (1.14%)+
    Expenses ..................................        3.05%+          3.80%+
Portfolio turnover rate .......................           4%              4%
Net assets at end of period (in 000's) ........      $9,950          $3,353

----------
*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund").

The Fund commenced operations on June 1, 1998 and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed

Notes to Financial Statements unaudited


to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Organizational Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $58,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay Small Cap Value Fund


Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Dalton, Greiner, Hartman, Maher & Co. (the "Sub-Adviser"), a partnership 51% owned by Value Asset Management. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the average daily net assets of the Fund. For the period ended June 30, 1998, the Manager earned $9,465.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Sub-Adviser, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $1,624 for the period ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the period ended June 30, 1998, amounted to $2,861.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, New York Life held shares of Class A and Class B with net asset values of $8,685,000 and $964,000, respectively. This represents 87.3% and 28.8% of the net assets at period end for Class A and B, respectively.

Other. Fees for recordkeeping services provided to the Fund by the Manager amounted to $1,000 for the period ended June 30, 1998.

Note 4--Purchases and Sales of Securities (in 000's):

During the period ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $12,928 and $441, respectively.

Note 5--Capital Share Transactions (in 000's):

                                                        June 1, 1998* through
                                                            June 30, 1998**
                                                        ----------------------
                                                        Class A        Class B
                                                        -------        -------
Shares sold ..............................                131            248
Shares redeemed ..........................                 --             --
                                                          ---            ---
Net increase .............................                131            248
                                                          ===            ===


----------
*    Commencement of operations.
**   Unaudited.

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------


----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.
(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.
(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.
(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.
(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.
(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                   MainStay Small Cap Value Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited

                            [LOGO] Mainstay(R) Funds


                               OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] Mainstay(R) Funds


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Small Cap Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA25-08/98
[GRAPHIC]

Table of Contents


President's Letter                                                             2

MainStay Blue Chip Growth Fund Highlights                                      3

Portfolio Management Discussion and Analysis                                   4

Performance from 6/1/98 through 6/30/98                                        5

Diversification by Industry--Top 5                                             6

Portfolio Composition                                                          7

Fund & Lipper Returns                                                          8

Top 10 Holdings                                                                9

Portfolio of Investments                                                      10

Unaudited Financial Statements                                                12

Notes to Financial Statements                                                 16

The MainStay Funds                                                            20

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

                                                Sincerely,

                                                /s/ Stephen C. Roussin

                                                Stephen C. Roussin
                                                July 1998


----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Blue Chip Growth Fund Highlights

================================================================================
               MARKET RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o Low interest rates and low inflation helped stocks move higher in June 1998, with financial issues among the many beneficiaries.

o Continued strength in the domestic economy caused individual investors to pour money into the stock market during the reporting period.

o Merger and acquisition activity among large-capitalization issues provided opportunities for equity investors.

o Oil and energy-related stocks and those with exposure to Asian difficulties generally underperformed during the one-month reporting period.

================================================================================
                FUND RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o    The MainStay Blue Chip Growth Fund commenced operations on 6/1/98.

o The Fund returned 3.80% for both Class A shares and Class B shares, excluding all sales charges, for the since-inception period from 6/1/98 through 6/30/98.

o Both share classes outperformed the average Lipper* growth fund, which returned 3.59% for the since-inception period.


----------
* See footnote and table on page 8 for more information on Lipper Analytical Services, Inc.

Portfolio Management Discussion and Analysis

For the period from June 1 through June 30, 1998, the market for large-capitalization growth stocks benefited from declining interest rates, low inflation, and continued strength in the domestic economy. Individual investors continued to provide a favorable flow of funds as strong merger and acquisition activity generated opportunities in the equity market. The effects of financial difficulties in Asia, which began in the second half of 1997, were still being felt in certain sectors of the domestic equity market.

During the one-month reporting period, the S&P 500* reached an all-time record high. Low interest rates had a particularly positive impact on financial stocks, which benefited from increased lending at favorable rates. Overall, the period was a positive one for equity investors, although declining oil prices and reduced demand in Asian markets caused some sectors to underperform.

Given this context, how did the MainStay Blue Chip Growth Fund perform in the period from 6/1/98 through 6/30/98?

The MainStay Blue Chip Growth Fund commenced operations on 6/1/98. For the one-month period ended 6/30/98, the Fund returned 3.80% for both Class A shares and Class B shares, excluding all sales charges. Both share classes outperformed the average Lipper+ growth fund, which returned 3.59% for the month of June.

Why was the Fund able to outperform its peers?

In a rising stock market, it generally pays to be fully invested. The best decision we made for the Fund during the reporting period was to be fully invested on day one. The Fund also benefited from our decision to emphasize financial stocks, which did well as long-term interest rates dropped to record lows. The strength of the U.S. economy had a positive impact on our technology holdings, and the Fund participated in the strong wave of merger and acquisition activity that swept the market during the reporting period.

What kind of characteristics do you look for in the large-capitalization equity market?

As the name of the Fund implies, we look for blue chip companies, or ones with leading market characteristics and financial characteristics that we believe indicate sustainable growth potential. We prefer to invest the Fund's assets in companies that we believe have superior earnings-per-share growth prospects and above-average or expanding market shares, profit margins, and returns on equity.

What were some of the Fund's most significant purchases during June?

The most significant purchases were Mellon Bank, Northern Trust Corp.,


Capitalization
--------------
The amount of outstanding equity a company has issued. Companies may vary greatly in the amount of equity capital they have raised, and their capitalization may change with new issues or stock repurchases.

Inflation
---------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Mergers and acquisitions
------------------------
A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.


----------
*    See footnote on page 2 for more information on the S&P 500.
+ See footnote and table on page 8 for more information on Lipper Analytical Services, Inc.

PERFORMANCE FROM 6/1/98 THROUGH 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                             Total Return %
-----------------------------------------------------
6/98                                    3.80% Class A
6/98                                    3.80% Class B

See footnote * on page 8 for more information on performance.


Computer Sciences, and Home Depot. We purchased these stocks for the Fund because we believed they offered superior relative earnings growth prospects over the next 12 to 18 months. They have highly visible growth and we believed their valuations were reasonable at the time of purchase. While past performance is no guarantee of future results, each of these stocks had a strongly positive impact on the Fund's first-month performance.

Can you explain why some of these issues performed so well?

Mellon Bank and Northern Trust benefited from lower interest rates, which are typically good for firms in financial services. Computer Sciences, which was up 25% for the one-month period, rose as management guided earnings expectations higher after winning new outsourcing contracts. Home Depot was part of a generally strong retail sector and benefited indirectly from Asian difficulties, as investors concentrated on purely domestic issues.

Which of the Fund's stocks benefited from merger and acquisition activity?

General Re, a reinsurance company, was up 17% during the one-month reporting period. The company is being acquired by Berkshire Hathaway. American International Group, a major insurance and financial services company, rose in reaction to the General Re acquisition and benefited from lower interest rates. AIG increased 16% during the month of June. MediaOne is a media company, which benefited from the announcement of an AT&T merger with Telecommunications Inc.

Did you purchase any other stocks for the portfolio that benefited from growth in the telecommunications industry?

Yes. We purchased Cisco Systems, Inc., which rose 21% during the month of June, benefiting from the strong business environment in the computer networking industry.

Were there other market sectors that you stressed in the Fund?

The Fund is overweighted in financials, media, health care, oil services, and com-


Blue chip
---------
Common stock of a nationally recognized company with a long record of growth and dividend payment and a reputation for quality management, products, and services. Blue chip stocks may often have relatively high prices and moderate dividend yields.

Earnings per share
------------------
The amount of a company's profit allocated to each outstanding share of common stock. The amount is calculated after taxes and after payments to preferred shareholders and bond holders.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                            Percentage
----------------------------------------------
Media                                 11.8%
Medical/Health Care                   10.7%
Banks                                 10.6%
Computer--Software/Services           8.0%
Insurance                             5.9%
All Other                             53.0%

Actual percentages will vary over time.

panies that engage in outsourcing. One health care issue that performed well was Merck & Co., a pharmaceutical firm that was up 13% for the month of June. The company benefited from being significantly undervalued relative to its peer group. It has also initiated two major restructuring moves, which helped draw attention to the stock and its future prospects.

Aren't all the returns you've mentioned rather high for just one month?

Yes, they are. It's important to remember that past performance is no guarantee of future results. The Fund started operations at a very favorable time and while many of its holdings performed well over the one-month period, others underperformed.

Which of the Fund's stocks under-performed in June 1998?

Oil service stocks generally underperformed as oil prices continued to decline. Smith International, Schlumberger, and Halliburton were oil service holdings in the Fund that did poorly, returning -28%, -13%, and -7%, respectively. The Fund continues to own these oil service stocks because we believe they are significantly undervalued given reasonable expectations for oil demand.

Was the Fund's performance affected by difficulties in Asia?

Yes, to a modest extent. As most investors know, a financial crisis in Asia at the end of 1997 has had lingering effects on production and demand for products from several Pacific markets. Sunstrand (down 10%), Molex (down 8%), and Sigma-Aldrich (down 8%) were Fund holdings that suffered from reduced demand for capital goods and specialty chemicals as a result of Asian difficulties.

Were there sectors in which the Fund was underweighted?

Yes. During the reporting period, the Fund was underweighted in technology,

PORTFOLIO COMPOSITION AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                    Percentage
--------------------------------------------------------------
Common Stocks                                          87.7%
Cash, Equivalents & Other Assets, Less Liabilities     12.3%

Actual percentages will vary over time.

consumer staples, capital goods, utilities, transportation, basic industry, consumer cyclicals, and telephones. Our investment process did not indicate enough strength in the blue chip companies in these sectors to warrant full market weightings. As it happens, being underweighted in these sectors contributed positively to the Fund's performance.

Looking over the last month, is there anything you might have done differently?

With the benefit of hindsight, the Fund's entry into some of the stocks in the oil service, capital goods, and specialty chemicals industries may have been early. But since the Fund outperformed its benchmark, the S&P 500 Index, we believe our decision-making process had a positive impact on the Fund's overall performance during the reporting period.

What is your outlook going forward?

Basically, it's positive. We expect a moderation in economic growth due to the influence of Asian difficulties. That may put a crimp in U.S. exports, which leads us to believe that interest rates may decline. At the end of June, the Fund continued to emphasize companies with a strong domestic growth profile in financial services, media, health care, and companies that engage in outsourcing. We do not anticipate a material change in the composition of the portfolio in the near term. The Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies, with current income as a secondary investment objective.

Howard Ward
Portfolio Manager
Gabelli Asset Management Company


Past performance is no guarantee of future results.

Fund & Lipper Returns as of 6/30/98

================================================================================
Fund average annual total returns*
================================================================================
                                                  Life of Fund
                                                 through 6/30/98
   Class A                                            3.80%
   Class B                                            3.80%

================================================================================
Fund SEC returns*
================================================================================
                                                  Life of Fund
                                                 through 6/30/98
   Class A                                           -1.91%
   Class B                                           -1.20%

================================================================================
Lipper+ category return as of 6/30/98
================================================================================
                                                  Life of Fund
                                                 through 6/30/98
   Average Lipper
   growth fund                                        3.59%

================================================================================
Fund per share net asset values & distributions for the period ended 6/30/98
================================================================================
                      NAV 6/30/98           Income             Capital Gains
   Class A               $10.38             $0.0000               $0.0000
   Class B               $10.38             $0.0000               $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is for the period from the initial offering of both share classes (on 6/1/98) through 6/30/98.

Top 10 Holdings as of 6/30/98

================================================================================
Holding                                                                   Amount
================================================================================
Mellon Bank Corp.                                                       $508,263
Northern Trust Corp.                                                     495,625
Computer Sciences Corp.                                                  480,000
Clear Channel Communications, Inc.                                       436,500
Marsh & McLennan Cos., Inc.                                              417,019
Home Depot, Inc. (The)                                                   415,312
MediaOne Group Inc.                                                      408,619
Gannett Co., Inc.                                                        355,313
Merck & Co., Inc.                                                        347,750
Automatic Data Processing, Inc.                                          342,512


----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

MainStay Blue Chip Growth Fund


                                                 Shares            Value
                                               ============================
COMMON STOCKS (87.7%)+

ADVERTISING/PROMOTIONS (2.0%)
Interpublic Group of Cos., Inc. (The).           5,200          $  315,575
                                                                ----------

AEROSPACE/DEFENSE (1.4%)
AlliedSignal Inc......................           2,500             110,937
United Technologies Corp..............           1,200             111,000
                                                                ----------
                                                                   221,937
                                                                ----------

BANKS (10.6%)
Bank of New York Co., Inc. (The)......           2,800             169,925
Citicorp..............................           1,000             149,250
Mellon Bank Corp......................           7,300             508,263
Northern Trust Corp...................           6,500             495,625
State Street Corp.....................           4,500             312,750
                                                                ----------
                                                                 1,635,813
                                                                ----------

BEVERAGES--SOFT DRINKS (0.7%)
Coca-Cola Co. (The)...................             500              42,750
PepsiCo, Inc..........................           1,700              70,019
                                                                ----------
                                                                   112,769
                                                                ----------

CHEMICALS--SPECIALTY (0.8%)
Sigma-Aldrich Corp....................           3,600             126,450
                                                                ----------

COMPUTERS--HARDWARE (3.5%)
Cisco Systems, Inc. (a)...............           1,500             138,094
Dell Computer Corp. (a)...............             600              55,687
Hewlett-Packard Co....................           2,900             173,638
Sun Microsystems, Inc. (a)............           4,000             173,750
                                                                ----------
                                                                   541,169
                                                                ----------

COMPUTERS--SOFTWARE/SERVICES (8.0%)
BMC Software, Inc. (a)................           2,200             114,262
Computer Associates
  International, Inc..................           3,400             188,912
Computer Sciences Corp. (a)...........           7,500             480,000
EMC Corp. (a).........................           3,500             156,844
Microsoft Corp. (a)...................             200              21,675
SunGard (R) Data Systems Inc. (a).....           7,300             280,138
                                                                ----------
                                                                 1,241,831
                                                                ----------

COSMETICS/RELATED (2.1%)
Avon Products, Inc....................           1,200              93,000
Gillette Co. (The)....................           4,000             226,750
                                                                ----------
                                                                   319,750
                                                                ----------

DATA PROCESSING/MANAGEMENT (4.4%)
Automatic Data Processing, Inc........           4,700             342,512
First Data Corp.......................          10,000             333,125
                                                                ----------
                                                                   675,637
                                                                ----------

ELECTRONICS (1.5%)
Intel Corp............................           1,500             111,187
Molex Inc.............................           5,000             116,875
                                                                ----------
                                                                   228,062
                                                                ----------

ENERGY--SERVICES (5.4%)
Baker Hughes Inc......................           4,600             158,987
Halliburton Co........................           4,100             182,706
Schlumberger N.V......................           5,000             341,563
Smith International, Inc. (a).........           4,300             149,694
                                                                ----------
                                                                   832,950
                                                                ----------

FINANCE (5.0%)
American Express Co...................           1,000             114,000
Charles Schwab Corp. (The)............           8,500             276,250
Merrill Lynch & Co., Inc..............           1,500             138,375
T. Rowe Price Associates, Inc.........           6,500             244,156
                                                                ----------
                                                                   772,781
                                                                ----------

FOODS/FOOD SERVICE (1.5%)
Ralston Purina Co.....................           1,100             128,494
Sysco Corp............................           4,200             107,625
                                                                ----------
                                                                   236,119
                                                                ----------

INSTRUMENTS--ELECTRONIC (1.1%)
Honeywell Inc.........................           2,000             167,125
                                                                ----------



INSURANCE (5.9%)
American International Group, Inc.....           1,100             160,600
General Re Corp.......................           1,300             329,550
Marsh & McLennan Cos., Inc............           6,900             417,019
                                                                ----------
                                                                   907,169
                                                                ----------


----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1998 unaudited

                                                 Shares            Value
                                               ============================
COMMON STOCKS (Continued)

MACHINERY (0.9%)
Sundstrand Corp.......................           2,500          $  143,125
                                                                ----------

MEDIA (11.8%)
CBS Corp..............................           8,800             279,400
Clear Channel
  Communications, Inc. (a)............           4,000             436,500
Gannett Co., Inc......................           5,000             355,313
McGraw-Hill Cos., Inc. (The)..........           2,000             163,125
MediaOne Group Inc. (a)...............           9,300             408,619
Walt Disney Co. (The).................           1,700             178,606
                                                                ----------
                                                                 1,821,563
                                                                ----------

MEDICAL/HEALTH CARE (10.7%)
Abbott Laboratories...................           2,000              81,750
Baxter International Inc..............           3,500             188,344
Becton, Dickinson and Co..............           2,500             194,062
Bristol-Myers Squibb Co...............           2,000             229,875
Johnson & Johnson.....................           2,500             184,375
Lilly (Eli) & Co......................           2,500             165,156
Merck & Co., Inc......................           2,600             347,750
Pfizer Inc............................             100              10,869
Schering-Plough Corp..................           1,000              91,625
SmithKline Beecham Plc (b)............           2,000             121,000
Warner-Lambert Co.....................             500              34,688
                                                                ----------
                                                                 1,649,494
                                                                ----------

PUBLISHING (3.1%)
New York Times Co. (The)..............           4,000             317,000
Tribune Co............................           2,400             165,150
                                                                ----------
                                                                   482,150
                                                                ----------

RETAIL (5.5%)
Home Depot, Inc. (The)................           5,000             415,312
Lowe's Cos., Inc......................           6,000             243,375
Tiffany & Co..........................           3,000             144,000
Walgreen Co...........................           1,000              41,313
                                                                ----------
                                                                   844,000
                                                                ----------
TELECOMMUNICATIONS EQUIPMENT (1.8%)
Tellabs, Inc. (a).....................           3,900             279,338
                                                                ----------
Total Common Stocks
  (Cost $13,004,637)..................                          13,554,807
                                                                ----------

                                               Principal
                                                 Amount            Value
                                            ==============================
SHORT-TERM INVESTMENTS (6.4%)

U.S. GOVERNMENT (6.4%)
United States Treasury Bill
  4.90%, due 8/20/98..................      $1,008,000         $ 1,001,139
                                                               -----------
Total Short-Term Investments
  (Cost $1,001,139)...................                           1,001,139
                                                               -----------
Total Investments
  (Cost $14,005,776) (c)..............              94.1%       14,555,946 (d)
Cash and Other Assets,
  Less Liabilities....................               5.9           907,643
                                                   -----       -----------
Net Assets............................             100.0%      $15,463,589
                                                   =====       ===========


----------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At June 30, 1998, net unrealized appreciation was $550,170, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $719,605 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $169,435.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $14,005,776) ..................................................    $ 14,555,946
Cash ..............................................................................................................       1,928,393
Receivables:
  Fund shares sold ................................................................................................         615,663
  Dividends and interest ..........................................................................................          10,083
Unamortized organization expense ..................................................................................          57,047
                                                                                                                       ------------
   Total assets ...................................................................................................      17,167,132
                                                                                                                       ------------
LIABILITIES:
Payables:
  Investment securities purchased .................................................................................       1,653,427
  Organization ....................................................................................................          20,443
  MainStay Management .............................................................................................           9,868
  NYLIFE Distributors .............................................................................................           3,961
  Custodian .......................................................................................................           1,675
  Transfer agent ..................................................................................................             561
  Trustees ........................................................................................................              84
Accrued expenses ..................................................................................................          13,524
                                                                                                                       ------------
   Total liabilities ..............................................................................................       1,703,543
                                                                                                                       ------------
Net assets ........................................................................................................    $ 15,463,589
                                                                                                                       ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A .........................................................................................................    $     10,014
  Class B .........................................................................................................           4,882
Additional paid-in capital ........................................................................................      14,914,802
Accumulated net investment loss ...................................................................................         (16,631)
Accumulated undistributed net realized gain on investments ........................................................             352
Net unrealized appreciation on investments ........................................................................         550,170
                                                                                                                       ------------
Net assets ........................................................................................................    $ 15,463,589
                                                                                                                       ============
CLASS A
Net assets applicable to outstanding shares .......................................................................    $ 10,398,115
                                                                                                                       ============
Shares of beneficial interest outstanding .........................................................................       1,001,446
                                                                                                                       ============
Net asset value per share outstanding .............................................................................    $      10.38
Maximum sales charge (5.50% of offering price) ....................................................................            0.60
                                                                                                                       ------------
Maximum offering price per share outstanding ......................................................................    $      10.98
                                                                                                                       ============
CLASS B
Net assets applicable to outstanding shares .......................................................................    $  5,065,474
                                                                                                                       ============

Shares of beneficial interest outstanding .........................................................................         488,181
                                                                                                                       ============
Net asset value and offering price per share outstanding ..........................................................    $      10.38
                                                                                                                       ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period June 1, 1998* through June 30, 1998 unaudited


INVESTMENT INCOME:
Income:
  Dividends ....................................................      $   8,591
  Interest .....................................................          5,654
                                                                      ---------
   Total income ................................................         14,245
                                                                      ---------
Expenses:
  Management ...................................................          9,868
  Shareholder communication ....................................          6,028
  Professional .................................................          3,981
  Service--Class A .............................................          1,969
  Service--Class B .............................................            498
  Custodian ....................................................          1,675
  Distribution--Class B ........................................          1,494
  Registration .................................................          1,089
  Recordkeeping ................................................          1,000
  Organization .................................................            953
  Transfer agent ...............................................            561
  Trustees .....................................................             84
  Miscellaneous ................................................          1,676
                                                                      ---------
   Total expenses ..............................................         30,876
                                                                      ---------
Net investment loss ............................................        (16,631)
                                                                      ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ...............................            352
Net unrealized appreciation on investments .....................        550,170
                                                                      ---------
Net realized and unrealized gain on investments ................        550,522
                                                                      ---------
Net increase in net assets resulting from operations ...........      $ 533,891
                                                                      =========

----------
*    Commencement of operations.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                     June 1, 1998*
                                                                        through
                                                                    June 30, 1998**
                                                                    ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss .............................................   $    (16,631)
  Net realized gain on investments ................................            352
  Net unrealized appreciation on investments ......................        550,170
                                                                      ------------
  Net increase in net assets resulting from operations ............        533,891
                                                                      ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ......................................................       1,013,661
    Class B ......................................................       3,917,976
  Cost of shares redeemed:
    Class A ......................................................           --
    Class B ......................................................          (1,939)
                                                                      ------------
     Increase in net assets derived from capital share transactions      4,929,698
                                                                      ------------
     Net increase in net assets ...................................      5,463,589

NET ASSETS:
Beginning of period ...............................................     10,000,000
                                                                      ------------
End of period .....................................................   $ 15,463,589
                                                                      ============
Accumulated net investment loss at end of period ..................   $    (16,631)
                                                                      ============

----------
*    Commencement of Operations.
**   Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                     Class A           Class B
                                                     -------           -------
                                                            June 1, 1998*
                                                               through
                                                           June 30, 1998**
                                                     ---------------------------
Net asset value at beginning of period ........          $10.00           $10.00
                                                     ----------       ----------
Net investment loss (a) .......................           (0.01)           (0.01)
Net realized and unrealized gain on investments            0.39             0.39
                                                     ----------       ----------
Total from investment operations ..............            0.38             0.38
                                                     ----------       ----------
Net asset value at end of period ..............          $10.38           $10.38
                                                     ==========       ==========
Total investment return (b) ...................            3.80%            3.80%
Ratios (to average net assets)/
  Supplemental Data:
   Net investment loss ........................           (1.53%)+         (2.28%)+
   Expenses ...................................            2.98%+           3.73%+
Portfolio turnover rate .......................               0%(c)            0%(c)
Net assets at end of period (in 000's) ........         $10,398           $5,066

----------
*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one percent.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund").

The Fund commenced operations on June 1, 1998 and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase

Notes to Financial Statements unaudited


was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Organizational Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $58,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay Blue Chip Growth Fund


Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Gabelli Asset Management Company (the "Sub-Adviser"), a majority owned subsidiary of Gabelli Funds, Inc. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the average daily net assets of the Fund. For the period ended June 30, 1998 the Manager earned $9,868.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and Gabelli Asset Management Company, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.50% on assets up to $500 million, and 0.40% on assets in excess of $500 million.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $2,429 for the period ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the period ended June 30, 1998, amounted to $3,536.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, New York Life held shares of Class A and Class B with net asset values of $9,342,000 and $1,038,000 respectively. This represents 89.8% and 20.5% of the net assets at period end for Class A and B, respectively.

Other. Fees for recordkeeping services provided to the Fund by the Manager amounted to $1,000 for the period ended June 30, 1998.

Note 4--Purchases and Sales of Securities (in 000's):

During the period ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $13,013 and $8, respectively.

Note 5--Capital Share Transactions (in 000's):

                                                          June 1, 1998* through
                                                             June 30, 1998**
                                                          ------------------------
                                                          Class A          Class B
                                                          -------          -------
Shares sold ..................................              101              388
Shares redeemed ..............................               --               --
                                                            ---              ---
Net increase .................................              101              388
                                                            ===              ===

----------
*    Commencement of operations.
**   Unaudited.

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.
(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.
(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S.(primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.
(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.
(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.
(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                  MainStay Blue Chip Growth Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MAINSTAY(R) FUNDS


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Blue Chip Growth Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA19-08/98
[RECYCLED SYMBOL]

Table of Contents

President's Letter                                                            2

MainStay Equity Income Fund Highlights                                        3

Portfolio Management Discussion and Analysis                                  4

Performance from 6/1/98 through 6/30/98                                       5

Diversification by Industry--Top 5                                            6

Portfolio Composition                                                         8

Fund & Lipper Returns                                                         9

Top 10 Holdings                                                              10

Portfolio of Investments                                                     11

Unaudited Financial Statements                                               13

Notes to Financial Statements                                                17

The MainStay Funds                                                           22

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.


Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998


----------
* "Standard & Poor's(R)500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Equity Income Fund Highlights

================================================================================
               MARKET RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o During June 1998, the stock market benefited from moderate economic growth, modest inflation, and low interest rates.

o Problems in Asia drew investors to highly liquid, large-capitalization growth stocks, and away from smaller value-oriented names.

o With declining prices for oil and other commodities, some sectors typically associated with income-producing equities tended to lag the overall market.

o The convertible market provided a variety of opportunities for income with capital appreciation potential.

================================================================================
                FUND RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o    The MainStay Equity Income Fund commenced operations on 6/1/98.

o The Fund returned 0.30% for both Class A shares and Class B shares, excluding all sales charges, for the since-inception period from 6/1/98 through 6/30/98.

o The Fund looked for value opportunities among securities with attractive income and capital appreciation potential.

o Both share classes underperformed the average Lipper* equity income fund, which returned 0.62% for the since-inception period.


----------
* See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

Portfolio Management Discussion and Analysis


Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Supply and demand
-----------------

In the stock market, an oversupply of a product or service can reduce demand and lower stock prices. When demand increases relative to supply, stock prices may recover.


For the period from June 1 through June 30, 1998, moderate economic growth, low interest rates, and modest inflation helped the stock market as a whole continue its sustained advance. Sectors traditionally associated with income-producing equities, however, faced a variety of problems that caused them to lag the overall market. Metals companies suffered from declining copper prices. They were also hurt by an oversupply of aluminum as Russia, a major global provider, worked to improve its financial situation. Oil and energy-related stocks suffered from declining oil prices caused in part by reduced demand from Asian manufacturing companies. Tobacco stocks suffered from litigation concerns and their prices fell to extremely low levels.

Many of these events created buying opportunities among income-producing equity securities. Although some stock prices suffered, most companies continued to provide attractive dividend yields. In the convertible market, a variety of opportunities developed, despite recent difficulties with high-profile issuers that failed to perform.

Given this context, how did the MainStay Equity Income Fund perform in the period from 6/1/98 through 6/30/98?

The MainStay Equity Income Fund commenced operations on 6/1/98. For the one-month period ended 6/30/98, the Fund returned 0.30% for both Class A shares and Class B shares, excluding all sales charges. Both share classes underperformed the average Lipper* equity income fund, which returned 0.62% for the since-inception period.

What were the key factors that accounted for the Fund's performance relative to its peers?

During the month of June 1998, the Fund was just getting started. We set a four- to eight-week goal to approach full investment, believing that this time frame would allow the Fund to take advantage of selective opportunities over time. As a result, at the end of June, the Fund was about 25% invested in cash. In addition, some of the sectors the Fund invested in provided attractive yields, but as of the end of the reporting period underperformed the market in general.

Can you highlight some of the securities you selected as the Fund got underway?

Yes. We were particularly attracted to several stocks in the real estate investment trust (or REIT) sector. Starwood Hotels & Resorts is a company that offers a 4.5% yield and participates in the gaming and hotel industries, with high-quality companies like Westin, St. Regis, Caesar's, and the Phoenician. The stock has suffered a bit with the acquisition of ITT Sheraton, but we see excellent upside potential going forward.

As investors moved away from companies with Asian exposure, domestic retail compa-


----------
* See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

PERFORMANCE FROM 6/1/98 THROUGH 6/30/98


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end 6/98                              Total Return %
-----------------------------------------------------------
Class A                                          0.30
Class B                                          0.30

See footnote * on page 9 for more information on performance.


nies flourished. We believe that the next tier of beneficiaries may be retail REIT companies, such as General Growth Properties, which offers a convertible yielding 7.25%. We believe these securities offer an attractive mix of upside potential and downside cushioning with attractive yields.

Were there other sectors that attracted your attention?

We don't invest the Fund's assets by sector. We're bottom-up investors, choosing securities one-by-one, based on their individual characteristics and fundamental merits. The Fund's sector weightings result entirely from this security selection process. Having said that, we did find some opportunities for the Fund among metals stocks that we believed had been beaten down by the market.

One example is Phelps Dodge, a copper company that has suffered from the dramatic decline in the price of copper. We believe that the company has good asset value and that its securities are currently underestimated by the market. During the reporting period, the securities provided a 3% yield. While copper prices could still decline further, we believe that if they rise, the Fund will participate in the appreciation potential of the stock.

Reynolds Metals is an aluminum company that has suffered from overproduction of aluminum in Russia--a nation that has been seeking to recover from its financial problems. We believe Reynolds Metals is a world-class company and offers substantial downside protection. Since the overproduction will probably be temporary, we see attractive upside potential in the stock.

Aren't utilities known for their equity-income characteristics?

Absolutely, and they have been performing very well over the past year. Since most utility companies are entirely domestic, they've been attractive to investors seeking a refuge from Asian exposure. Utilities


Bottom-up investing
-------------------

Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

Weighting
---------

The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                                Percentage
--------------------------------------------------
Metals                                    11.9%
Energy-Oil/Gas                             9.6%
Electronic-Parts/Wires                     7.4%
Real Estate                                6.8%
Utilities-Electric Power                   5.4%
All Other                                 58.9%

Actual percentages will vary over time.


offer attractive yields, deregulation has largely been discounted by the market, and many utilities are repurchasing their stock or have high insider ownership.

Some of the stocks we've purchased for the Fund are Texas Utilities, Energy East, and Scana. We believe Texas Utilities is very well managed, maintains good control over its cost structure, and may be an active acquirer in the months ahead. We currently plan to add more utility names to the Fund in the future.

What about energy-related stocks?

The Fund is currently overweighted in the energy sector compared to the S&P 500.+ These stocks have suffered as a result of the decline in oil prices, but offer attractive dividend yields. The Fund purchased Amoco and YPF Sociedad Anonima, an Argentine energy name, and may add selectively to this area. We intend to focus the Fund on large-capitalization stocks, which we believe may be able to weather volatile commodity prices better than smaller companies.

Where else did the Fund invest?

We believe in a concept called "growth at a reasonable price." We look for companies that we believe have stronger-than-average growth opportunities and are currently undervalued or reasonably priced given their future earnings potential and profit outlook. Two stocks that fit into this category are Sherwin-Williams, the paint company, and Worthington Industries, a steel processing company.

Sherwin-Williams provides a 2% dividend, which may appear low. But the company has been a solid, relatively predictable growth company for many years. We believe the stock is attractive and purchased it for the portfolio.

Worthington Industries has suffered as the price of steel has declined, but as a processor rather than a steel producer, is not as vulnerable as other steel-related companies.


----------
+    See footnote on page 2 for more information on the S&P 500.

We believe the stock represents good value at current prices and may show strength if the market comes to regard the stock as unfairly punished.

It sounds like the Fund is using more than one strategy.

Yes. We are combining our in-depth value research process with our extensive experience in convertibles and our insight into growth equities. We believe this combination will provide advantages over equity income managers who are skilled in only one or two of these areas.

Did you find other value opportunities in June?

Yes. One area we believe is undervalued is tobacco. Right now, the litigation the industry is facing has brought stock prices well below asset values. At Philip Morris, for example, we believe that the assets of the company's international tobacco and food businesses are worth more than the stock price, even with reasonable estimates of the litigation risk. The company has had consistent growth, is engaged in food and beverages, and as of 6/30/98, provided an attractive 4% yield. That's the kind of value opportunity we seek for the Fund, even though there may be some ups and downs ahead.

What is your outlook going forward?

We believe that stocks are at record highs, yet profit growth has been modest. In our opinion, equity income-producing securities provide an attractive way to hedge gains in the stock market. We also believe their income-producing component may offer a measure of downside protection if stocks in general should suffer a setback. We're investing in value stocks because we believe they have more to offer and less room to fall in a market downturn.

We want investors to remember that the Fund isn't just managed for yield. It seeks to realize maximum long-term total return from a combination of capital appreciation and income.

Denis Laplaige
Neil Feinberg
Michael Sheridan
Portfolio Managers
MacKay Shields Financial Corporation


Past performance is no guarantee of future results.

PORTFOLIO COMPOSITION AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                    Percentage
--------------------------------------------------------------
Common Stocks                                          53.5%
Convertible Bonds                                      14.8%
Convertible Preferred Stocks                            6.7%
Cash, Equivalents & Other Assets, Less Liabilities     25.0%

Actual percentages will vary over time.

Fund & Lipper Returns as of 6/30/98

================================================================================
Fund average annual total returns*
================================================================================
                                                                Life of Fund
                                                               through 6/30/98
Class A                                                             0.30%
Class B                                                             0.30%
================================================================================

===============================================================================
Fund SEC returns*
================================================================================
                                                                Life of Fund
                                                               through 6/30/98
Class A                                                            -5.22%
Class B                                                            -4.70%
================================================================================

================================================================================
Lipper+ category return as of 6/30/98
================================================================================
                                                                Life of Fund
                                                               through 6/30/98
Average Lipper
equity income fund                                                  0.62%
================================================================================

================================================================================
Fund per share net asset values & distributions for the period ended 6/30/98
================================================================================
                   NAV 6/30/98            Income            Capital Gains
Class A               $10.03              $0.0000               $0.0000
Class B               $10.03              $0.0000               $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is for the period from the initial offering of both share classes (on 6/1/98) through 6/30/98.

Top 10 Holdings as of 6/30/98
===============================================================================
HOLDING                                                                 AMOUNT
===============================================================================
World Color Press, Inc., 6.00%, due 10/1/07                           $473,875
Starwood Hotels & Resorts                                              434,812
Texas Utilities Co.                                                    416,250
Advanced Micro Devices, Inc., 6.00%, due 5/15/05                       410,000
World Access Inc., 4.50%, due 10/1/02                                  410,000
General Growth Properties, Inc., 7.25%                                 404,000
SCANA Corp.                                                            384,581
Weyerhaeuser Co.                                                       369,500
Reynolds Metals Co.                                                    335,625
Amoco Co.                                                              333,000


----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments June 30, 1998 unaudited

                                                   Principal
                                                     Amount              Value
                                                  ==============================
LONG-TERM BONDS (14.8%)+
CONVERTIBLE BONDS (14.8%)

ELECTRONIC--PARTS/WIRES (3.8%)
Advanced Micro Devices, Inc.
  6.00%, due 5/15/05..................              $500,000          $  410,000
                                                                      ----------

MANUFACTURING--DIVERSIFIED (2.7%)
Mascotech, Inc.
  4.50%, due 12/15/03.................               300,000             288,000
                                                                      ----------

PUBLISHING (4.5%)
World Color Press, Inc.
  6.00%, due 10/1/07..................               425,000             473,875
                                                                      ----------

TELECOMMUNICATIONS (3.8%)
World Access Inc.
  4.50%, due 10/1/02..................               400,000             410,000
                                                                      ----------
Total Convertible Bonds
  (Cost $1,537,543)...................                                 1,581,875
                                                                      ----------
Total Long-Term Bonds
  (Cost $1,537,543)...................                                 1,581,875
                                                                      ----------

                                                    Shares
                                                  ==========
COMMON STOCKS (53.5%)

CHEMICALS (3.7%)
Lubrizol Corp.........................                 7,000             211,750
M.A. Hanna Co.........................                10,000             183,125
                                                                      ----------
                                                                         394,875
                                                                      ----------

CONSTRUCTION--BUILDINGS (1.9%)
Owens Corning.........................                 5,000             204,062
                                                                      ----------

ELECTRONIC--PARTS/WIRES (3.6%)
SCANA Corp............................                12,900             384,581
                                                                      ----------

ENERGY--OIL/GAS (6.7%)
Amoco Co. ............................                 8,000             333,000
Snyder Oil Corp.......................                 7,000             139,562
YPF Sociedad Anonima (a)..............                 8,000             240,500
                                                                      ----------
                                                                         713,062
                                                                      ----------

                                                    Shares               Value
                                                  ==============================
FINANCE (1.2%)
Sirrom Capital Corp...................                 5,000          $  130,000
                                                                      ----------

FOREST/PAPER PRODUCTS (3.5%)
Weyerhaeuser Co.......................                 8,000             369,500
                                                                      ----------

HOTELS/MOTELS (4.4%)
Felcor Suite Hotels, Inc..............                 1,000              31,375
Starwood Hotels & Resorts.............                 9,000             434,812
                                                                      ----------
                                                                         466,187
                                                                      ----------

INSURANCE (2.2%)
Everest Reinsurance Holdings, Inc.....                 6,000             230,625
                                                                      ----------

MACHINERY (1.0%)
McDermott International, Inc..........                 3,000             103,313
                                                                      ----------

METALS (11.9%)
Barrick Gold Corp. ...................                10,000             191,875
Cyprus Amax Minerals Co...............                13,800             182,850
Phelps Dodge Corp. ...................                 5,000             285,938
Reynolds Metals Co....................                 6,000             335,625
Worthington Industries, Inc...........                18,000             271,125
                                                                      ----------
                                                                       1,267,413
                                                                      ----------

PAINTS/RELATED (2.8%)
Sherwin-Williams Co. (The)............                 9,000             298,125
                                                                      ----------

REAL ESTATE (3.0%)
Highwoods Properties, Inc.............                10,000             323,125
                                                                      ----------

TOBACCO (2.2%)
Philip Morris Cos., Inc...............                 6,000             236,250
                                                                      ----------

UTILITIES--ELECTRIC POWER (5.4%)
Energy East Corp......................                 2,500             104,063
OGE Energy Corp. .....................                 2,200              59,400
Texas Utilities Co. ..................                10,000             416,250
                                                                      ----------
                                                                         579,713
                                                                      ----------
Total Common Stocks
  (Cost $5,734,516)...................                                 5,700,831
                                                                      ----------

----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

                                                    Shares              Value
                                                  ==============================
PREFERRED STOCKS (6.7%)

ENERGY--OIL/GAS (2.9%)
Tesoro Petroleum Corp., 7.25%.........                18,500         $   305,250
                                                                     -----------

REAL ESTATE (3.8%)
General Growth Properties, Inc.
  7.25%...............................                16,000             404,000
                                                                     -----------
Total Preferred Stocks
  (Cost $694,844).....................                                   709,250
                                                                     -----------

                                                   Principal
                                                    Amount
                                                  ==========
SHORT-TERM INVESTMENT (27.1%)

FEDERAL AGENCY (27.1%)
Federal Home Loan Bank
  5.45%, due 7/1/98...................            $2,895,000           2,895,000
                                                                     -----------
Total Short-Term Investment
  (Cost $2,895,000)...................                                 2,895,000
                                                                     -----------
Total Investments
  (Cost $10,861,903) (b)..............                 102.1%         10,886,956 (c)
Liabilities in Excess of Cash,
  and Other Assets....................                  (2.1)           (226,883)
                                                  ----------         -----------
Net Assets............................                 100.0%        $10,660,073
                                                  ==========         ===========

----------
(a)  ADR--American Depository Receipt.

(b) The cost stated also represents the aggregate cost for Federal income tax purposes.

(c) At June 30, 1998, net unrealized appreciation was $25,053, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $135,296 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $110,243.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $10,861,903) ......   $10,886,956
Cash ..................................................................           441
Receivables:
  Investment securities sold ..........................................     2,970,000
  Fund shares sold ....................................................        40,567
  Dividends and interest ..............................................        28,884
Unamortized organization expense ......................................        57,047
                                                                          -----------
    Total assets ......................................................    13,983,895
                                                                          -----------
LIABILITIES:
Payables:
  Investment securities purchased .....................................     3,278,461
  Organization ........................................................        20,537
  MainStay Management .................................................         5,895
  NYLIFE Distributors .................................................         2,836
  Custodian ...........................................................         1,675
  Transfer agent ......................................................           561
  Trustees ............................................................            84
Accrued expenses ......................................................        13,773
                                                                          -----------
    Total liabilities .................................................     3,323,822
                                                                          -----------
Net assets ............................................................   $10,660,073
                                                                          ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A .............................................................   $     9,160
  Class B .............................................................         1,464
Additional paid-in capital ............................................    10,610,446
Accumulated undistributed net investment income .......................        13,854
Accumulated undistributed net realized gain on investments ............            96
Net unrealized appreciation on investments ............................        25,053
                                                                          -----------
Net assets ............................................................   $10,660,073
                                                                          ===========
CLASS A
Net assets applicable to outstanding shares ...........................   $ 9,191,848
                                                                          ===========
Shares of beneficial interest outstanding .............................       916,018
                                                                          ===========
Net asset value per share outstanding .................................   $     10.03
Maximum sales charge (5.50% of offering price) ........................          0.58
                                                                          -----------
Maximum offering price per share outstanding ..........................   $     10.61
                                                                          ===========
CLASS B
Net assets applicable to outstanding shares ...........................   $ 1,468,225
                                                                          ===========

Shares of beneficial interest outstanding .............................       146,410
                                                                          ===========
Net asset value and offering price per share outstanding ..............   $     10.03
                                                                          ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period June 1, 1998* through June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends ......................................................       $12,992
  Interest .......................................................        26,640
                                                                         -------
    Total income .................................................        39,632
                                                                         -------
Expenses:
  Shareholder communication ......................................         6,028
  Management .....................................................         5,895
  Professional ...................................................         3,981
  Service--Class A ...............................................         1,861
  Service--Class B ...............................................           244
  Custodian ......................................................         1,675
  Registration ...................................................         1,089
  Recordkeeping ..................................................         1,000
  Organization ...................................................           953
  Distribution--Class B ..........................................           731
  Transfer agent .................................................           561
  Trustees .......................................................            84
  Miscellaneous ..................................................         1,676
                                                                         -------
    Total expenses ...............................................        25,778
                                                                         -------
Net investment income ............................................        13,854
                                                                         -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments .................................            96
Net unrealized appreciation on investments .......................        25,053
                                                                         -------
Net realized and unrealized gain on investments ..................        25,149
                                                                         -------
Net increase in net assets resulting from operations .............       $39,003
                                                                         =======

----------
*    Commencement of operations.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                      June 1, 1998*
                                                                         through
                                                                     June 30, 1998**
                                                                     ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ............................................   $    13,854
  Net realized gain on investments .................................            96
  Net unrealized appreciation on investments .......................        25,053
                                                                       -----------
  Net increase in net assets resulting from operations .............        39,003
                                                                       -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ........................................................       159,565
    Class B ........................................................       461,505
                                                                       -----------
      Increase in net assets derived from capital share transactions       621,070
                                                                       -----------
      Net increase in net assets ...................................       660,073
NET ASSETS:
Beginning of period ................................................    10,000,000
                                                                       -----------
End of period ......................................................   $10,660,073
                                                                       ===========
Accumulated undistributed net investment income at end of period ...   $    13,854
                                                                       ===========

----------
*    Commencement of Operations.

**   Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                        Class A       Class B
                                                       ---------     ---------
                                                            June 1, 1998*
                                                               through
                                                           June 30, 1998**
                                                       -----------------------
Net asset value at beginning of period .............      $10.00        $10.00
                                                       ---------     ---------
Net investment income ..............................        0.01          0.01
Net realized and unrealized gain on investments ....        0.02          0.02
                                                       ---------     ---------
Total from investment operations ...................        0.03          0.03
                                                       ---------     ---------
Net asset value at end of period ...................      $10.03        $10.03
                                                       =========     =========
Total investment return (a) ........................        0.30%         0.30%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income ..........................        1.73%+        0.98%+
    Expenses .......................................        2.97%+        3.72%+
Portfolio turnover rate ............................           5%            5%
Net assets at end of period (in 000's) .............      $9,192        $1,468

----------
*    Commencement of operations.

**   Unaudited.

+    Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund").

The Fund commenced operations on June 1, 1998 and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the

MainStay Equity Income Fund


Exchange, and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Organizational Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $58,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the average daily net assets of the Fund. For the period ended June 30, 1998, the Manager earned $5,895.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Sub-Adviser, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $703 for the period ended June 30, 1998.

MainStay Equity Income Fund


Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the period ended June 30, 1998 amounted to $2,243.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, New York Life held shares of Class A and Class B with net asset values of $9,027,000 and $1,003,000, respectively. This represents 98.2% and 68.3% of the net assets at period end for Class A and B, respectively.

Other. Fees for recordkeeping services provided to the Fund by the Manager amounted to $1,000 for the period ended June 30, 1998.

Note 4--Purchases and Sales of Securities (in 000's):

During the period ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $8,422 and $455, respectively.

Note 5--Capital Share Transactions (in 000's):

                                                       June 1, 1998* through
                                                          June 30, 1998**
                                                     ------------------------
                                                     Class A          Class B
                                                     -------          -------
Shares sold ..................................           16               46
Shares redeemed ..............................           --               --
                                                     -------          -------
Net increase .................................           16               46
                                                     =======          =======

----------
*    Commencement of operations.

**   Unaudited.

                       This page intentionally left blank

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                     MainStay Equity Income Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MAINSTAY(R) FUNDS


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Equity Income Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA20-08/98
[RECYCLED SYMBOL]

Table of Contents

President's Letter                                                             2

MainStay Growth Opportunities Fund Highlights                                  3

Portfolio Management Discussion and Analysis                                   4

Performance from 6/1/98 through 6/30/98                                        5

Diversification by Industry--Top 5                                             6

Portfolio Composition                                                          7

Fund & Lipper Returns                                                          8

Top 10 Holdings                                                                9

Portfolio of Investments                                                      10

Unaudited Financial Statements                                                12

Notes to Financial Statements                                                 16

The MainStay Funds                                                            20

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998


----------
* "Standard & Poor's(R)500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Growth Opportunities Fund Highlights

================================================================================
               MARKET RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o Low interest rates and low inflation helped stocks move higher in June 1998, with a strong U.S. economy benefiting domestically oriented issues.

o Consumer companies prospered as the market turned its attention to growth stocks.

o Financial difficulties in Asian markets reduced demand and led to excess industrial capacity in the Pacific region.

o Commodity-oriented and export-related industries were adversely affected by problems in Asia and declining commodity prices worldwide.

================================================================================
                FUND RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o    The MainStay Growth Opportunities Fund commenced operations on 6/1/98.

o The Fund returned 6.40% and 6.30% for Class A shares and Class B shares, respectively, excluding all sales charges, for the since-inception period from 6/1/98 through 6/30/98.

o The Fund benefited from large, well-established companies and positive trends in telecommunications and the Internet.

o Both share classes outperformed the S&P 500,* which returned 4.06% from 6/1/98 through 6/30/98.

o Both share classes outperformed the average Lipper+ growth & income fund, which returned 1.68% for the since-inception period.


----------
*    See footnote on page 2 for more information on the S&P 500.

+ See footnote and table on page 8 for more information on Lipper Analytical Services, Inc.

Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Growth versus value
-------------------

Growth investments typically include stocks with rising prices and positive earnings trends. Value stocks typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.

Cyclicals
---------

Securities that tend to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.


Portfolio Management Discussion and Analysis

For the period from June 1 through June 30, 1998, the equity markets benefited from declining interest rates, low inflation, and continued strength in the domestic economy. The most significant influence in the market was the effect of Asian difficulties on the United States. Many commodity-oriented and export-related industries were adversely affected by reduced demand and excess industrial capacity in Asian markets.

As investors moved away from stocks with Asian influences, purely domestic equities benefited from increasing wages and strong consumer confidence. Retail consumer stocks did particularly well in this environment.

Given this context, how did the MainStay Growth Opportunities Fund perform in the period from 6/1/98 through 6/30/98?

The MainStay Growth Opportunities Fund commenced operations on 6/1/98. For the one-month period ended 6/30/98, the Fund returned 6.40% and 6.30% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes outperformed the S&P 500 Index,* which returned 4.06% over the same period. Both share classes also outperformed the average Lipper+ growth & income fund, which returned 1.68% for the month of June.

Why was the Fund able to outperform its peers?

Anticipating moderate overall economic growth, we established the Fund with a growth orientation and an emphasis on domestic issues with a consistent earnings growth profile. The Fund also tended to avoid cyclically oriented sectors that might suffer from declining commodity prices. These decisions proved very favorable for the Fund in a market environment where the S&P 500 reached new peaks and the market rewarded companies with consistent track records. While past performance is no guarantee of future results, we believe the Fund's first month was extremely positive.

What were the Fund's most significant purchases during the reporting period?

The Fund's three largest holdings as of 6/30/98, were General Electric, Cisco Systems, and Tyco International. Each of these stocks fit the Fund's desired profile of being a well-established company with a strong management team and excellent track record. We believe each of these investments offers predictable growth with reasonable valuations, and each of these stocks outperformed the market during the month of June.

Why did these issues do so well?

We believe investors have placed a premium on consistent earnings growth. As


----------
*    See footnote on page 2 for more information on the S&P 500.

+ See footnote and table on page 8 for more information on Lipper Analytical Services, Inc.

PERFORMANCE FROM 6/1/98 THROUGH 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end                                       Total Return %
--------------------------------------------------------------------
6/98                                              6.40    Class A
6/98                                              6.30    Class B

See footnote * on page 8 for more information on performance.


the markets move higher, investors become increasingly concerned about companies that may be prone to surprises. While past performance can't guarantee future results, investors tend to prefer companies whose track records suggest the possibility of reliable future growth potential.

Which of the Fund's holdings were the strongest performers during the reporting period?

America Online was the Fund's best performer in June, with a total return of 26.2%. The company continued to exhibit strong revenue generation and operating performance with its online services. There was also some speculation that the company would merge with a large communications or media company, which helped the stock price appreciate.

Cisco Systems was also a strong performer, with a total return of 21.7% for the month of June. Cisco Systems is a leading company in the computer hardware industry. We believe the company and the industry will both continue to benefit as explosive Internet growth creates strong demand for their products.

Comcast Corp. and MediaOne Group also generated impressive returns of 18.6% and 18.5%, respectively. Both of these cable stocks, which we view as value-oriented investments, appreciated as the growth potential of their industry became more fully apparent. AT&T recently announced a merger with Telecommunications, Inc. that further emphasized the industry's growth potential.

Did the Fund own stocks that under-performed?

Yes. Schlumberger is a diversified energy service provider that suffered with the decline in the price of oil. The stock was also negatively impacted by the recent acquisition of Camco International, which investors did not fully embrace because of its high purchase price. During June 1998, the price of Schlumberger stock dropped 12.5%.


Mergers and acquisitions
------------------------

A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                           Percentage
---------------------------------------------
Medical/Health Care                  13.1%
Computer-Software/Services           12.3%
Banks                                 7.8%
Retail                                7.7%
Insurance                             6.3%
All Other                            52.8%

Actual percentages will vary over time.


Are there sectors in which the Fund is currently overweighted?

The Fund is currently overweighted in technology and consumer staples--sectors we believe have strong growth potential. Both sectors contributed positively to the Fund's overall performance. In the technology area, the Fund is concentrated in the less cyclical software and computer services sector, which is benefiting from increased spending by corporations on the year 2000 computer problem. The Fund's technology holdings outperformed the market by a wide margin in the month of June. Consumer staples matched the market's performance. The Fund's media holdings outperformed while more traditional consumer products companies lagged the market.

In what sectors is the Fund currently underweighted?

The Fund is currently underweighted in basic materials, energy, and capital goods. Our decision to continue to underweight the Fund in basic materials and energy was timely, since both sectors underperformed the market during the reporting period. While the Fund was underweighted in capital goods, the Fund's holdings outperformed the sector in June, largely as a result of our decision to focus the Fund's capital goods stock purchases on companies that exhibited relatively stable earnings growth.

What is your outlook going forward?

We're cautiously optimistic. As long as inflation and interest rates remain subdued and corporate earnings continue to grow, we believe the stock market can continue to progress upward. Our primary concern is corporate earnings, which may experience more impact from Asian difficulties than the market has currently discounted. For this reason, at the end of June, we favored domestically oriented sectors such as financials and consumer staples for the Fund. The Fund also focused on technology companies whose earnings prospects are more

PORTFOLIO COMPOSITION AS OF 6/30/98


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                  Percentage
------------------------------------------------------------
Common Stocks                                         92.5%
Cash, Equivalents & Other Assets, Less Liabilities     7.5%


Actual percentages will vary over time.

closely tied to domestic need than Asian developments. No matter where the markets may move, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
Madison Square Advisors, Inc.


Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

Past performance is no guarantee of future results.

Fund & Lipper Returns as of 6/30/98

================================================================================
Fund average annual total returns*
================================================================================
                                                           Life of Fund
                                                          through 6/30/98
   Class A                                                     6.40%
   Class B                                                     6.30%

================================================================================
Fund SEC returns*
================================================================================
                                                           Life of Fund
                                                          through 6/30/98
   Class A                                                     0.55%
   Class B                                                     1.30%

================================================================================
Lipper+ category return as of 6/30/98
================================================================================
                                                           Life of Fund
                                                          through 6/30/98
   Average Lipper
   growth & income fund                                        1.68%

================================================================================
Fund per share net asset values & distributions for the period ended 6/30/98
================================================================================
                      NAV 6/30/98             Income             Capital Gains
   Class A              $10.64               $0.0000                $0.0000
   Class B              $10.63               $0.0000                $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper average listed above is not class specific. Life of Fund return is from the period of the initial offering of both share classes (on 6/1/98) through 6/30/98.

Top 10 Holdings as of 6/30/98
================================================================================
HOLDING                                                                   AMOUNT
================================================================================
General Electric Co.                                                    $273,000
Cisco Systems, Inc.                                                      239,362
Tyco International Ltd.                                                  220,500
Software.Net Corp.                                                       191,250
America Online, Inc.                                                     190,800
SunGard (R) Data Systems Inc.                                            184,200
Bristol-Myers Squibb Co.                                                 183,900
Lucent Technologies Inc.                                                 183,013
Networks Associates, Inc.                                                177,137
Compuware Corp.                                                          173,825

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

MainStay Growth Opportunities Fund

                                                  Shares           Value
                                              ==============================
COMMON STOCKS (92.5%)+

AEROSPACE/DEFENSE (1.4%)
Raytheon Co. Class A (a) .................           3,000      $    172,875
                                                                ------------

AUTO PARTS (1.2%)
Dana Corp. ...............................           2,700           144,450
                                                                ------------

BANKS (7.8%)
Bank of New York Co., Inc. (The) .........           2,200           133,513
BankBoston Corp. .........................           2,400           133,500
Chase Manhattan Corp. (The) ..............           2,000           151,000
First Union Corp. ........................           2,300           133,975
Fleet Financial Group, Inc. ..............           1,600           133,600
NationsBank Corp. ........................           1,700           130,050
Norwest Corp. ............................           3,400           127,075
                                                                ------------
                                                                     942,713
                                                                ------------

BIOTECHNOLOGY (1.0%)
Centocor, Inc. (a) .......................           3,400           123,250
                                                                ------------

CHEMICALS (1.1%)
Monsanto Co. .............................           2,300           128,512
                                                                ------------

COMMERCIAL SERVICES (3.8%)
Cendant Corp. (a) ........................           6,400           133,600
Service Corp. International ..............           3,900           167,213
Servicemaster Co. (The) ..................           4,200           159,862
                                                                ------------
                                                                     460,675
                                                                ------------

COMMUNICATION EQUIPMENT (4.3%)
Ascend Communications, Inc. (a) ..........           2,000            99,125
Cisco Systems, Inc. (a) ..................           2,600           239,362
Lucent Technologies Inc. .................           2,200           183,013
                                                                ------------
                                                                     521,500
                                                                ------------

COMPUTER--SOFTWARE/SERVICES (12.3%)
America Online, Inc. (a) .................           1,800           190,800
Comdisco, Inc. ...........................           8,400           159,600
Compuware Corp. (a) ......................           3,400           173,825
EMC Corp. (a) ............................           3,400           152,363
EarthLink Network, Inc. (a) ..............           1,700           130,475
Fiserv, Inc. (a) .........................           3,900           165,628
Keane, Inc. (a) ..........................           2,800           156,800
Networks Associates, Inc. (a) ............           3,700           177,137
SunGard (R) Data Systems Inc. (a) ........           4,800           184,200
                                                                ------------
                                                                   1,490,828
                                                                ------------

COSMETICS/RELATED (2.3%)
Gillette Co. (The) .......................           2,400           136,050
Procter & Gamble Co. (The) ...............           1,600           145,700
                                                                ------------
                                                                     281,750
                                                                ------------

ENERGY--OIL/GAS (3.8%)
Halliburton Co. ..........................           2,400           106,950
Mobil Corp. ..............................           1,600           122,600
Schlumberger N.V .........................           1,600           109,300
Texaco Inc. ..............................           2,100           125,344
                                                                ------------
                                                                     464,194
                                                                ------------

FINANCE (2.5%)
American Express Co. .....................           1,400           159,600
Freddie Mac ..............................           3,000           141,187
                                                                ------------
                                                                     300,787
                                                                ------------

FOOD (3.5%)
Aurora Foods Inc. (a) ....................           7,000           147,875
Hershey Foods Corp. ......................           1,900           131,100
Sysco Corp. ..............................           5,900           151,187
                                                                ------------
                                                                     430,162
                                                                ------------

FOREST/PAPER PRODUCTS (1.8%)
Boise Cascade Corp. ......................           2,900            94,975
Fort James Corp. .........................           2,800           124,600
                                                                ------------
                                                                     219,575
                                                                ------------

INSURANCE (6.3%)
Allstate Corp. (The) .....................           1,400           128,188
American General Corp. ...................           2,000           142,375
Conseco, Inc. ............................           2,000            93,500
EXEL Ltd. ................................           1,700           132,281
Provident Cos., Inc. .....................           3,400           117,300
Travelers Group Inc. .....................           2,500           151,562
                                                                ------------
                                                                     765,206
                                                                ------------

LEISURE TIME (1.4%)
Carnival Corp. ...........................           4,200           166,425
                                                                ------------

MANUFACTURING--DIVERSIFIED (4.1%)
General Electric Co. .....................           3,000           273,000
Tyco International Ltd. ..................           3,500           220,500
                                                                ------------
                                                                     493,500
                                                                ------------

----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1998 unaudited

                                                  Shares           Value
                                              ==============================
COMMON STOCKS (Continued)

MEDIA (6.2%)
CBS Corp. ................................           4,400      $    139,700
Clear Channel
  Communications, Inc. (a) ...............           1,400           152,775
Comcast Corp. ............................           4,200           170,494
MediaOne Group Inc. (a) ..................           3,500           153,781
Viacom Inc. (a) ..........................           2,400           139,800
                                                                ------------
                                                                     756,550
                                                                ------------

MEDICAL/HEALTH CARE (13.1%)
American Home Products Corp. .............           3,200           165,600
Bristol-Myers Squibb Co. .................           1,600           183,900
Cardinal Health, Inc. ....................           1,500           140,625
Glaxo Wellcome PLC (b) ...................           2,500           149,531
Johnson & Johnson ........................           1,900           140,125
Lilly (Eli) & Co. ........................           2,500           165,156
McKesson Corp. ...........................           2,100           170,625
Medtronic, Inc. ..........................           2,600           165,750
SmithKline Beecham PLC (b) ...............           2,300           139,150
Warner-Lambert Co. .......................           2,500           173,438
                                                                ------------
                                                                   1,593,900
                                                                ------------

REAL ESTATE (2.1%)
Chelsea GCA Realty, Inc. .................           3,300           132,000
Glenborough Realty Trust Inc. ............           4,800           126,600
                                                                ------------
                                                                     258,600
                                                                ------------

RETAIL (7.7%)
American Stores Co. ......................           5,000           120,938
Costco Cos., Inc. (a) ....................           2,600           163,963
Kroger Co. (The) (a) .....................           3,200           137,200
Newell Co. ...............................           3,300           164,381
Software.Net Corp. (a) ...................          10,000           191,250
Wal-Mart Stores, Inc. ....................           2,600           157,950
                                                                ------------
                                                                     935,682
                                                                ------------

TELECOMMUNICATIONS (3.9%)
Bell Atlantic Corp. ......................           3,200           146,000
Teleport Communications
  Group Inc. (a) .........................           2,800           151,900
U S West, Inc. ...........................              95             4,493
Worldcom, Inc. (a) .......................           3,400           164,687
                                                                ------------
                                                                     467,080
                                                                ------------

UTILITIES (0.9%)
CMS Energy Corp. .........................           2,400           105,600
                                                                ------------
Total Common Stocks
(Cost $10,524,634) .......................                        11,223,814
                                                                ------------

                                                Principal
                                                  Amount           Value
                                              ==============================
SHORT-TERM INVESTMENTS (11.5%)

COMMERCIAL PAPER (10.8%)
  Xerox Corp.  6.30%, due 7/1/98 .........    $  1,305,000      $  1,305,000
                                                                ------------
Total Commercial Paper
  (Cost $1,305,000) ......................                         1,305,000
                                                                ------------

U.S. GOVERNMENT (0.7%)
Federal Home Loan Mortgage Corp.
  5.47%, due 7/22/98 .....................          63,000            62,799
Federal National Mortgage Association
  5.50%, due 7/22/98 .....................          25,000            24,920
                                                                ------------
Total U.S. Government
  (Cost $87,719) .........................                            87,719
                                                                ------------
Total Short-Term Investments
  (Cost $1,392,719) ......................                         1,392,719
                                                                ------------
Total Investments
  (Cost $11,917,353) (c) .................           104.0%     $ 12,616,533(d)
Liabilities in Excess of Cash,
  and Other Assets .......................            (4.0)         (489,694)
                                              ------------      ------------
Net Assets ...............................           100.0%     $ 12,126,839
                                              ============      ============

----------
(a)  Non-income producing security.

(b)  ADR--American Depository Receipt.

(c) The cost stated also represents the aggregate cost for Federal income tax purposes.

(d) At June 30, 1998, net unrealized appreciation was $699,180, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $804,544 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $105,364.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $11,917,353) ......   $ 12,616,533
Cash ..................................................................          1,497
Receivables:
  Investment securities sold ..........................................      1,192,498
  Fund shares sold ....................................................        128,337
  Dividends and interest ..............................................          8,781
Unamortized organization expense ......................................         57,047
                                                                          ------------
    Total assets ......................................................     14,004,693
                                                                          ------------
LIABILITIES:
Payables:
  Investment securities purchased .....................................      1,831,962
  Organization ........................................................         20,536
  MainStay Management .................................................          6,192
  NYLIFE Distributors .................................................          3,070
  Custodian ...........................................................          1,676
  Transfer agent ......................................................            561
  Trustees ............................................................             84
Accrued expenses ......................................................         13,773
                                                                          ------------
    Total liabilities .................................................      1,877,854
                                                                          ------------
Net assets ............................................................   $ 12,126,839
                                                                          ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A .............................................................   $      9,323
  Class B .............................................................          2,079
Additional paid-in capital ............................................     11,416,295
Accumulated net investment loss .......................................         (8,749)
Accumulated undistributed net realized gain on investments ............          8,711
Net unrealized appreciation on investments ............................        699,180
                                                                          ------------
Net assets ............................................................   $ 12,126,839
                                                                          ============
CLASS A
Net assets applicable to outstanding shares ...........................   $  9,917,047
                                                                          ============
Shares of beneficial interest outstanding .............................        932,262
                                                                          ============
Net asset value per share outstanding .................................   $      10.64
Maximum sales charge (5.50% of offering price) ........................           0.62
                                                                          ------------
Maximum offering price per share outstanding ..........................   $      11.26
                                                                          ============
CLASS B
Net assets applicable to outstanding shares ...........................   $  2,209,792
                                                                          ============

Shares of beneficial interest outstanding .............................        207,861
                                                                          ============

Net asset value and offering price per share outstanding ..............   $      10.63
                                                                          ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period June 1, 1998* through June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends ....................................................      $   9,525
  Interest .....................................................          8,035
                                                                      ---------
    Total income ...............................................         17,560
                                                                      ---------
Expenses:
  Management ...................................................          6,192
  Shareholder communication ....................................          6,028
  Professional .................................................          3,981
  Service--Class A .............................................          1,925
  Service--Class B .............................................            286
  Custodian ....................................................          1,676
  Registration .................................................          1,089
  Recordkeeping ................................................          1,000
  Organization .................................................            953
  Distribution--Class B ........................................            859
  Transfer agent ...............................................            561
  Trustees .....................................................             84
  Miscellaneous ................................................          1,675
                                                                      ---------
    Total expenses .............................................         26,309
                                                                      ---------
Net investment loss ............................................         (8,749)
                                                                      ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ...............................          8,711
Net unrealized appreciation on investments .....................        699,180
                                                                      ---------
Net realized and unrealized gain on investments ................        707,891
                                                                      ---------
Net increase in net assets resulting from operations ...........      $ 699,142
                                                                      =========

----------
*    Commencement of operations.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                       June 1, 1998*
                                                                          through
                                                                      June 30, 1998**
                                                                      ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss ..............................................   $     (8,749)
  Net realized gain on investments .................................          8,711
  Net unrealized appreciation on investments .......................        699,180
                                                                       ------------
  Net increase in net assets resulting from operations .............        699,142
                                                                       ------------
Capital share transactions: Net proceeds from sale of shares:
    Class A ........................................................        325,201
    Class B ........................................................      1,102,496
                                                                       ------------
      Increase in net assets derived from capital share transactions      1,427,697
                                                                       ------------
      Net increase in net assets ...................................      2,126,839
NET ASSETS:
Beginning of period ................................................     10,000,000
                                                                       ------------
End of period ......................................................   $ 12,126,839
                                                                       ============
Accumulated net investment loss at end of period ...................   $     (8,749)
                                                                       ============

----------
*    Commencement of Operations.

**   Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                   Class A        Class B
                                                  ---------      ---------
                                                        June 1, 1998*
                                                          through
                                                       June 30, 1998**
                                                  ------------------------
Net asset value at beginning of period ........   $   10.00      $   10.00
                                                  ---------      ---------
Net investment loss (a) .......................       (0.01)         (0.01)
Net realized and unrealized gain on investments        0.65           0.64
                                                  ---------      ---------
Total from investment operations ..............        0.64           0.63
                                                  ---------      ---------
Net asset value at end of period ..............   $   10.64      $   10.63
                                                  =========      =========
Total investment return (b) ...................        6.40%          6.30%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss .......................       (0.89)%+       (1.64)%+
    Expenses ..................................        2.88% +        3.63% +
Portfolio turnover rate .......................           2%             2%
Net assets at end of period (in 000's) ........   $   9,917      $   2,210

----------
*    Commencement of operations.

**   Unaudited.

+    Annualized.

(a)  Per share data based on average shares outstanding during the period.

(b) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund").

The Fund commenced operations on June 1, 1998 and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase

Notes to Financial Statements unaudited


was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Organizational Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $58,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay Growth Opportunities Fund


Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Madison Square Advisors, Inc. (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the average daily net assets of the Fund. For the period ended June 30, 1998, the Manager earned $6,192.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Sub-Adviser, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $1,187 for the period ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the period ended June 30, 1998, amounted to $2,386.

Trustees' Fees. Trustees, other than those affiliated with New York Life, Madison Square Advisors, Inc., MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, New York Life held shares of Class A and Class B with net asset values of $9,576,000 and $1,063,000, respectively. This represents 96.6% and 48.1% of the net assets at period end for Class A and Class B, respectively.

Other. Fees for recordkeeping services provided to the Fund by the Manager amounted to $1,000 for the period ended June 30, 1998.

Note 4--Purchases and Sales of Securities (in 000's):

During the period ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $10,752 and $236, respectively.

Note 5--Capital Share Transactions (in 000's):

                                                        June 1, 1998* through
                                                            June 30, 1998**
                                                       -----------------------
                                                       Class A         Class B
                                                       -------         -------
Shares sold ..................................            32              108
Shares redeemed ..............................            --               --
                                                         ---              ---
Net increase .................................            32              108
                                                         ===              ===

----------
*    Commencement of operations.

**   Unaudited.

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S.(primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                              MainStay Growth Opportunities Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited

                            [LOGO] Mainstay(R) Funds

                               OFFICERS & TRUSTEES*

             Richard M. Kernan, Jr.       Chairman and Trustee
                 Stephen C. Roussin       President, Chief Executive
                                          Officer, and Trustee
                    Edward J. Hogan       Trustee
                      Harry G. Hohn       Trustee
           Nancy Maginnes Kissinger       Trustee
                   Terry L. Lierman       Trustee
                  John B. McGuckian       Trustee
                Donald E. Nickelson       Trustee
                     Donald K. Ross       Trustee
                Richard S. Trutanic       Trustee
                      Walter W. Ubl       Trustee
                 Jefferson C. Boyce       Senior Vice President
                   Anthony W. Polis       Chief Financial Officer
                 Richard W. Zuccaro       Tax Vice President
                A. Thomas Smith III       Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] Mainstay(R) Funds


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Growth Opportunities Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA22-08/98
[GRAPHIC]

Table of Contents

President's Letter                                                            2

MainStay Research Value Fund Highlights                                       3

Portfolio Management Discussion and Analysis                                  4

Performance from 6/1/98 through 6/30/98                                       5

Diversification by Industry--Top 5                                            6

Portfolio Composition                                                         7

Fund & Lipper Returns                                                         8

Top 10 Holdings                                                               9

Portfolio of Investments                                                     10

Unaudited Financial Statements                                               12

Notes to Financial Statements                                                16

The MainStay Funds                                                           20

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.


Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998


----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Research Value Fund Highlights

================================================================================
               MARKET RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o In a market that favored growth equities, a small group of large-capitalization companies accounted for most of the positive performance in the stock market.

o Strong economic signals, low interest rates, and low inflation generally helped stocks move higher in June 1998.

o Bonds rallied and the U.S. dollar remained strong against most foreign currencies during the reporting period.

o Economic weakness throughout Asian markets had a negative impact on U.S. corporate profitability.

================================================================================
                FUND RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o    The MainStay Research Value Fund commenced operations on 6/1/98.

o The Fund returned -1.30% for both Class A shares and Class B shares, excluding all sales charges, for the since-inception period from 6/1/98 through 6/30/98.

o The Fund benefited from positions in MediaOne Group and Texas Instruments, but was negatively impacted by holdings with earnings shortfalls or Asian difficulties.

o Both share classes underperformed the average Lipper* growth & income fund, which returned 1.68% for the since-inception period.


----------
* See footnote and table on page 8 for more information on Lipper Analytical Services, Inc.

Inflation
---------

An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

Mergers and acquisitions
------------------------

A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

Growth versus value
-------------------

Growth investments typically include stocks with rising prices and positive earnings trends. Value stocks typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.


Portfolio Management Discussion and Analysis

For the period from June 1 through June 30, 1998, the stock market as a whole advanced, with a backdrop of low interest rates, low inflation, and continued economic growth. Declining interest rates caused bonds to rally and the U.S. dollar remained strong relative to most foreign currencies. Merger and acquisition activity also attracted investors to the equity markets.

During the month of June, the stock market had tiered performance, with a small group of large-capitalization stocks accounting for the bulk of the market's return. Most components of the S&P 500 Index* experienced sluggish relative performance. The effects of financial difficulties in Asia, which began in the second half of 1997, were still being felt in various sectors of the domestic equity market. Oil and gold prices continued to decline and commodity prices in general were down.

Given this context, how did the MainStay Research Value Fund perform in the period from 6/1/98 through 6/30/98?

The MainStay Research Value Fund commenced operations on 6/1/98. For the one-month period ended 6/30/98, the Fund returned -1.30% for both Class A shares and Class B shares, excluding all sales charges. Both share classes underperformed the average Lipper+ growth & income fund, which returned 1.68% for the month of June.

Why did the Fund underperform its peers?

The market environment in June was extremely tiered, with gains being concentrated in a small number of growth stocks trading at high price/earnings multiples. Outside of these market leaders, the unweighted average return for the vast majority of stocks in the S&P 500 Index was negative. As a value-oriented Fund, the Research Value Fund's investments were in a sector of the market that did not perform well relative to the S&P 500 Index as a whole. In addition, the Fund generally purchases stocks with a long-term investment horizon that seek to perform well over a full market cycle. The Fund's first month of operations was really an attempt to establish positions that we believe will generally perform well over time, but that at the time of purchase, were generally trading at what we believe to be less than their full value.

How was the Fund invested as of June 30, 1998?

We purchase securities for the Fund as we identify opportunities, and by the end of June, the Fund was 90.7% invested in common stocks and held 9.3% in cash and cash equivalents.

Which of the Fund's holdings were the best performers during June?

MediaOne Group was up 18.5% during the reporting period, as the market reacted


----------
*    See footnote on page 2 for more information on the S&P 500 Index.

+ See footnote and table on page 8 for more information on Lipper Analytical Services, Inc.

PERFORMANCE FROM 6/1/98 THROUGH 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Period end 6/98                              Total Return %
-----------------------------------------------------------
Class A                                          (1.30)
Class B                                          (1.30)

See footnote * on page 8 for more information on performance.


favorably to ongoing cable television infrastructure acquisitions at high prices. Texas Instruments was up 13.4%, reflecting strength in its core Digital Signal Processing semiconductor business and a favorable response to the company's announcement that it will divest its Dynamic Random Access Memory
(DRAM) semiconductor business. Ace Ltd., a property/casualty insurance company, rose 9.5% when the market reacted favorably to a value-enhancing acquisition.

As of June 30, 1998, Texas Instruments and Ace Ltd. each represented over 2% of the Fund's portfolio, so their contributions had a positive impact on the Fund's performance.

Which of the Fund's holdings underperformed?

IKON Office Solutions preannounced a quarterly earnings shortfall and dropped 31.3%. Sealed Air Corp., a containers-paper/plastic company, fell 31.3% when a warning circulated about the impact of Asian difficulties and U.S. dollar strength on the company's near-term profits. The Fund also held Getchell Gold Corp., which fell as gold prices continued to decline and was down 19.1% for the month of June.

Each of these holdings was a relatively small position, which helped insulate the Fund's overall performance from the negative impact of these sizable price declines.

Is the Fund overweighted or underweighted in any particular sectors?

We're not top-down portfolio managers who seek to invest in or avoid particular sectors. Instead, we use a bottom-up, value-oriented stock selection process for the Fund, which results in investments across a wide range of market sectors, based on where we perceive long-term value opportunities. When appropriate, we seek to reduce risk by avoiding overweighting a particular sector.


Top-down investing
------------------

Top-down investing starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine. The opposite of "bottom-up" investing, in which security selection is based on the specific fundamental merits of individual issues.

DIVERSIFICATION BY INDUSTRY--TOP 5 AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industry                                Percentage
--------------------------------------------------
Insurance                                 12.6%
Energy-Oil/Gas                             8.7%
Banks                                      6.5%
Aerospace/Defense                          6.0%
Manufacturing-Diversified                  5.1%
All Other                                 61.1%

Actual percentages will vary over time.


As a result of this process, on June 30, 1998, the Fund was slightly overweighted in capital goods and financial stocks, and underweighted in consumer staples and health care. We believe these sector weightings contributed positively to the Fund's performance during the reporting period. Financial stocks, in particular, benefited from greater lending activity in a low interest rate environment.

What is your outlook going forward?

We remain cautious, but optimistic. We will pursue investments for the Fund that our research-intensive process identifies as having attractive return potential with limited risk of capital loss. We are currently looking into securities in a number of industries that have significantly underperformed the broad indices for extended periods of time. In particular, we will seek to identify companies with catalysts that we believe could create value for shareholders going forward.

Regardless of where the markets may move, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies--and we will continue to apply our proprietary "value" method in selecting stocks for the Fund.

John A. Levin
Jeffrey A. Kigner
G. Todd Silva
Portfolio Managers
John A. Levin & Co.


Past performance is no guarantee of future results.

PORTFOLIO COMPOSITION AS OF 6/30/98

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                    Percentage
--------------------------------------------------------------
Common Stocks                                          90.7%
Cash, Equivalents & Other Assets, Less Liabilities      9.3%

Actual percentages will vary over time.

Fund & Lipper Returns as of 6/30/98

================================================================================
Fund average annual total returns*
================================================================================
                                                                Life of Fund
                                                               through 6/30/98
Class A                                                            -1.30%
Class B                                                            -1.30%
================================================================================

================================================================================
Fund SEC returns*
================================================================================
                                                                Life of Fund
                                                               through 6/30/98
Class A                                                            -6.73%
Class B                                                            -6.24%
================================================================================

================================================================================
Lipper+ category return as of 6/30/98
================================================================================
                                                                Life of Fund
                                                               through 6/30/98
Average Lipper
growth & income fund                                                1.68%
================================================================================

================================================================================
Fund per share net asset values & distributions for the period ended 6/30/98
================================================================================
                     NAV 6/30/98             Income               Capital Gains
Class A                 $9.87                $0.0000                 $0.0000
Class B                 $9.87                $0.0000                 $0.0000

----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed above are not class specific. Life of Fund return is from the period of the initial offering of both share classes (on 6/1/98) through 6/30/98.

Top 10 Holdings as of 6/30/98
================================================================================
Holding                                                                  Amount
================================================================================
Aetna Inc.                                                              $319,725
Black & Decker Corp. (The)                                               314,150
Owens-Illinois, Inc.                                                     313,250
EXEL Ltd.                                                                311,250
Ace, Ltd.                                                                308,100
Tribune Co.                                                              295,894
General Electric Co.                                                     291,200
International Business Machines Corp.                                    287,031
First Data Corp.                                                         273,163
Unocal Corp.                                                             271,700

----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

MainStay Research Value Fund

                                                Shares             Value
                                             ==============================
COMMON STOCKS (90.7%)+

AEROSPACE/DEFENSE (6.0%)
Lockheed Martin Corp. ................           1,600          $  169,400
Northrop Grumman Corp. ...............           2,400             247,500
United Technologies Corp. ............           2,650             245,125
                                                                ----------
                                                                   662,025
                                                                ----------

AUTO/PARTS (2.0%)
TRW Inc. .............................           4,100             223,963
                                                                ----------

BANKS (6.5%)
Bank of New York Co., Inc. (The)......           2,500             151,719
Citicorp..............................             800             119,400
First Union Corp. ....................           3,700             215,525
NationsBank Corp. ....................           3,000             229,500
                                                                ----------
                                                                   716,144
                                                                ----------

BEVERAGES (1.5%)
Anheuser-Busch Cos. Inc. .............           3,500             165,156
                                                                ----------

BIOTECHNOLOGY (2.6%)
Genentech, Inc. (a)...................           2,200             149,325
Monsanto Co. .........................           2,400             134,100
                                                                ----------
                                                                   283,425
                                                                ----------

BUILDING PRODUCTS (2.8%)
Black & Decker Corp. (The)............           5,150             314,150
                                                                ----------

CHEMICALS (1.4%)
Du Pont (E. I.) de Nemours & Co. .....           2,100             156,712
                                                                ----------

COMPUTERS--HARDWARE (4.4%)
Hewlett-Packard Co. ..................           3,300             197,588
International Business Machines Corp.            2,500             287,031
                                                                ----------
                                                                   484,619
                                                                ----------

CONTAINERS/PACKAGING (3.9%)
Owens-Illinois, Inc. (a)..............           7,000             313,250
Sealed Air Corp. (a)..................           3,300             121,275
                                                                ----------
                                                                   434,525
                                                                ----------

COSMETICS/RELATED (2.1%)
Kimberly-Clark Corp. .................           5,100             233,962
                                                                ----------

DATA PROCESSING/MANAGEMENT (2.5%)
First Data Corp. .....................           8,200             273,163
                                                                ----------

ELECTRONIC--PARTS/WIRES (4.1%)
Philips Electronics NV--NY.............          1,100              93,500
Rockwell International Corp. .........           2,800             134,575
Texas Instruments, Inc. ..............           3,900             227,419
                                                                ----------
                                                                   455,494
                                                                ----------

ENERGY--OIL/GAS (8.7%)
Amerada Hess Corp. ...................           3,800             206,387
Chevron Corp. ........................           2,500             207,656
MarketSpan Corp. .....................           9,000             269,438
Unocal Corp. .........................           7,600             271,700
                                                                ----------
                                                                   955,181
                                                                ----------

FOOD (1.7%)
General Mills, Inc. ..................           2,700             184,612
                                                                ----------

INSURANCE (12.6%)
Ace, Ltd. ............................           7,900             308,100
Aetna Inc. ...........................           4,200             319,725
EXEL Ltd. ............................           4,000             311,250
Partnerre Ltd. .......................           3,700             188,700
TIG Holdings, Inc. ...................           6,100             140,300
Tokio Marine & Fire
  Insurance Co. Ltd. (The)............           2,300             117,012
                                                                ----------
                                                                 1,385,087
                                                                ----------

MACHINERY (2.5%)
FMC Corp. (a).........................             400              27,275
Sundstrand Corp. .....................           4,400             251,900
                                                                ----------
                                                                   279,175
                                                                ----------

MANUFACTURING--DIVERSIFIED (5.1%)
General Electric Co. .................           3,200             291,200
Minnesota Mining &
  Manufacturing Co. ..................           3,300             271,219
                                                                ----------
                                                                   562,419
                                                                ----------

MEDIA (1.8%)
MediaOne Group Inc. ..................           4,600             202,112
                                                                ----------

MEDICAL/HEALTH CARE (4.1%)
Lilly (Eli) & Co. ....................           3,800             251,038
Pfizer Inc. ..........................           1,900             206,506
                                                                ----------
                                                                   457,544
                                                                ----------

----------
+    Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 1998 unaudited

                                                Shares            Value
                                             ==============================
COMMON STOCKS (Continued)

METALS (3.1%)
Allegheny Teledyne Inc. ..............           5,200         $   118,950
Getchell Gold Corp. (a)...............           5,300              79,500
Inland Steel Industries, Inc. ........           5,200             146,575
                                                               -----------
                                                                   345,025
                                                               -----------

PUBLISHING (2.7%)
Tribune Co. ..........................           4,300             295,894
                                                               -----------

RETAIL (3.3%)
Fortune Brands, Inc. .................           6,500             249,844
IKON Office Solutions, Inc. ..........           7,600             110,675
                                                               -----------
                                                                   360,519
                                                               -----------

TELECOMMUNICATIONS (3.8%)
Bell Atlantic Corp. ..................           5,600             255,500
Loral Space &
  Communications Ltd. (a).............           5,600             158,200
U S West, Inc. .......................             126               5,905
                                                               -----------
                                                                   419,605
                                                               -----------

TOBACCO (1.5%)
Philip Morris Cos., Inc. .............           4,100             161,437
                                                               -----------
Total Common Stocks
  (Cost $10,116,174)..................                          10,011,948
                                                               -----------
Total Investments
  (Cost $10,116,174) (b)..............            90.7%         10,011,948 (c)
Cash and Other Assets,
  Less Liabilities....................             9.3           1,020,773
                                               -------         -----------
Net Assets............................           100.0%        $11,032,721
                                               =======         ===========

----------
(a)  Non-income producing security.

(b) The cost stated also represents the aggregate cost for Federal income tax purposes.

(c) At June 30, 1998, net unrealized depreciation was $104,226, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $225,058 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $329,284.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $10,116,174) ......   $ 10,011,948
Cash ..................................................................            968
Receivables:
  Investment securities sold ..........................................      1,146,163
  Fund shares sold ....................................................         95,527
  Dividends and interest ..............................................          4,498
Unamortized organization expense ......................................         57,047
                                                                          ------------
    Total assets ......................................................     11,316,151
                                                                          ------------
LIABILITIES:
Payables:
  Investment securities purchased .....................................        236,500
  Organization ........................................................         20,536
  MainStay Management .................................................          7,354
  NYLIFE Distributors .................................................          2,946
  Custodian ...........................................................          1,676
  Transfer agent ......................................................            561
  Trustees ............................................................             84
Accrued expenses ......................................................         13,773
                                                                          ------------
    Total liabilities .................................................        283,430
                                                                          ------------
Net assets ............................................................   $ 11,032,721
                                                                          ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share)
unlimited number of shares authorized:
  Class A .............................................................   $      9,495
  Class B .............................................................          1,679
Additional paid-in capital ............................................     11,149,707
Accumulated net investment loss .......................................        (12,857)
Accumulated net realized loss on investments ..........................        (11,077)
Net unrealized depreciation on investments ............................       (104,226)
                                                                          ------------
Net assets ............................................................   $ 11,032,721
                                                                          ============
CLASS A
Net assets applicable to outstanding shares ...........................   $  9,375,594
                                                                          ============
Shares of beneficial interest outstanding .............................        949,549
                                                                          ============
Net asset value per share outstanding .................................   $       9.87
Maximum sales charge (5.50% of offering price) ........................           0.57
                                                                          ------------
Maximum offering price per share outstanding ..........................   $      10.44
                                                                          ============
CLASS B
Net assets applicable to outstanding shares ...........................   $  1,657,127
                                                                          ============

Shares of beneficial interest outstanding .............................        167,930
                                                                          ============
Net asset value and offering price per share outstanding ..............   $       9.87
                                                                          ============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period June 1, 1998* through June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Dividends ....................................................      $   6,154
  Interest .....................................................          8,336
                                                                      ---------
    Total income ...............................................         14,490
                                                                      ---------
Expenses:
  Management ...................................................          7,354
  Shareholder communication ....................................          6,028
  Professional .................................................          3,981
  Service--Class A .............................................          1,902
  Service--Class B .............................................            261
  Custodian ....................................................          1,676
  Registration .................................................          1,089
  Recordkeeping ................................................          1,000
  Organization .................................................            953
  Distribution--Class B ........................................            783
  Transfer agent ...............................................            561
  Trustees .....................................................             84
  Miscellaneous ................................................          1,675
                                                                      ---------
    Total expenses .............................................         27,347
                                                                      ---------
Net investment loss ............................................        (12,857)
                                                                      ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ...............................        (11,077)
Net unrealized depreciation on investments .....................       (104,226)
                                                                      ---------
Net realized and unrealized loss on investments ................       (115,303)
                                                                      ---------
Net decrease in net assets resulting from operations ...........      $(128,160)
                                                                      =========

----------
*    Commencement of operations.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                       June 1, 1998*
                                                                          through
                                                                      June 30, 1998**
                                                                      ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss ..............................................   $    (12,857)
  Net realized loss on investments .................................        (11,077)
  Net unrealized depreciation on investments .......................       (104,226)
                                                                       ------------
  Net decrease in net assets resulting from operations .............       (128,160)
                                                                       ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A ........................................................        495,045
    Class B ........................................................        670,357
  Cost of shares redeemed:
    Class A ........................................................         (4,521)
    Class B ........................................................             --
                                                                       ------------
      Increase in net assets derived from capital share
        transactions ...............................................      1,160,881
                                                                       ------------
      Net increase in net assets ...................................      1,032,721
NET ASSETS:
Beginning of period ................................................     10,000,000
                                                                       ------------
End of period ......................................................   $ 11,032,721
                                                                       ============
Accumulated net investment loss at end of period ...................   $    (12,857)
                                                                       ============

----------
*    Commencement of Operations.

**   Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                      Class A        Class B
                                                     ---------      ---------
                                                           June 1, 1998*
                                                              through
                                                          June 30, 1998**
                                                     ------------------------
Net asset value at beginning of period ...........   $10.00            $10.00
                                                     ---------      ---------
Net investment loss (a) ..........................       (0.01)         (0.02)
Net realized and unrealized loss on investments ..       (0.12)         (0.11)
                                                     ---------      ---------
Total from investment operations .................       (0.13)         (0.13)
                                                     ---------      ---------
Net asset value at end of period .................       $9.87          $9.87
                                                     =========      =========
Total investment return (b) ......................       (1.30%)        (1.30%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income ........................       (1.40%)+       (2.15%)+
    Expenses .....................................        3.07% +        3.82% +
Portfolio turnover rate ..........................           2%             2%
Net assets at end of period (in 000's) ...........      $9,376         $1,657

----------
*    Commencement of operations.

**   Unaudited.

+    Annualized.

(a)  Per share data based on average shares outstanding during the period.

(b) Total return is calculated exclusive of sales charges and is not annualized.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Research Value Fund


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund").

The Fund commenced operations on June 1, 1998 and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Sub-Adviser, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Notes to Financial Statements unaudited


Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Organizational Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $58,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay Research Value Fund


Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to John A. Levin & Co., Inc., (the "Sub-Adviser"). The Sub-Adviser is an indirect wholly-owned subsidiary of Baker, Fentress & Company, a closed-end investment company listed on the New York Stock Exchange. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the average daily net assets of the Fund. For the period ended June 30, 1998, the Manager earned $7,354.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Sub-Adviser, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $792 for the period ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the period ended June 30, 1998, amounted to $2,328.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, New York Life held shares of Class A and Class B with net asset values of $8,883,000 and $987,000, respectively. This represents 94.7% and 59.6% of the net assets at period end for Class A and B, respectively.

Other. Fees for recordkeeping services provided to the Fund by the Manager amounted to $1,000 for the period ended June 30, 1998.


Note 4--Purchases and Sales of Securities (in 000's):

During the period ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $10,322 and $195, respectively.


Note 5--Capital Share Transactions (in 000's):

                                                        June 1, 1998* through
                                                           June 30, 1998**
                                                       ------------------------
                                                       Class A          Class B
                                                       -------          -------
Shares sold ..................................             50               68
Shares redeemed ..............................             --               --
                                                       -------          -------
Net increase .................................             50               68
                                                       =======          =======

----------
*    Commencement of operations.

**   Unaudited.

The MainStay(R) Funds

====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.

(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Global High Yield Fund(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S. (primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.

(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.

(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                    MainStay Research Value Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] MAINSTAY(R) FUNDS


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] MAINSTAY(R) FUNDS


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.


This report is provided for the information of shareholders of the MainStay Research Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA23-08/98
[RECYCLE SYMBOL]

Table of Contents


President's Letter                                                             2

MainStay Global High Yield Fund Highlights                                     3

Portfolio Management Discussion and Analysis                                   4

Performance from 6/1/98 through 6/30/98                                        5

Diversification by Country--Top 5                                              6

Quality Breakdown                                                              8

Fund & Lipper Returns                                                          9

Top 10 Holdings                                                               10

Portfolio of Investments                                                      11

Unaudited Financial Statements                                                13

Notes to Financial Statements                                                 17

The MainStay Funds                                                            24

--------------------------------------------------------------------------------

President's Letter

The first half of 1998 was a dynamic period, with active markets reflecting strong investor preferences. In general, investors chose large-capitalization stocks over small-cap issues, and growth investing over value disciplines. Established economies generally outperformed emerging markets--and domestic and European stocks and bonds performed well, while many securities with ties to Asia tended to underperform.

Generally, long-term bonds outpaced shorter-term securities, Treasuries outpaced corporate and mortgage-backed bonds, and the strength of the U.S. dollar was reflected in the weakness of the Japanese yen. Against this backdrop, the S&P 500* advanced to record levels and the yield on 30-year Treasury bonds dropped to all-time lows during the reporting period. This presented investors with opportunities or challenges, depending on their investment orientation.

Putting market results in perspective

After several years of steady U.S. stock market growth, perhaps a word of caution is in order. The positive results many investors have experienced in recent years, although worth celebrating, have been well above historical norms+ and most likely can't be sustained forever.

Many of the stocks that have been leading the market are trading at historically high prices relative to their earnings and profit projections. If inflation, unemployment, or wage pressures increase--or if other events upset the economy--it's difficult to say what may lie ahead. To avoid disappointments, you need to have realistic expectations and strategies that are appropriate for various economic scenarios.

New choices from MainStay(R)

Diversification may help investors reduce risk in uncertain markets. Responding to this need, MainStay has launched seven new Funds and introduced four new subadvisors, giving you more ways to diversify with choices that suit your particular approach to investing.

The new introductions have increased our Fund selections by nearly 50% and have tripled the number of subadvisors available through MainStay. Each subadvisor follows a disciplined investment process, with proprietary research, strict buy and sell disciplines, and careful attention to risk management.

The value of your Registered Representative

Because the future is always uncertain, it helps to work with a professional who can put market events in historical perspective. With MainStay, you have a Registered Representative who understands your financial circumstances and can help you select appropriate Funds and subadvisors for your personal investment style. Together, you can develop a strategic approach that may help you feel more comfortable, wherever the markets may move.

This semiannual report can help. It provides information on the performance and holdings of your MainStay investment, with commentary from the portfolio managers. At MainStay, we're working hard to earn your trust--by providing the information, selection, and service you need to pursue your investment goals.

Sincerely,


/s/ Stephen C. Roussin

Stephen C. Roussin
July 1998


----------
* "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
+ Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.

--------------------------------------------------------------------------------

MainStay Global High Yield Fund Highlights

================================================================================
               MARKET RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o Despite strong market fundamentals in many emerging market countries, rising interest rates and investor uncertainty translated into generally negative returns.

o The impact of Asian financial difficulties spread to Latin America and Russia.

o Negative news appeared to be fully priced into the emerging markets, but volatility remained an investment concern.

o Sovereign and corporate credits in many nations offered yields that appeared to be more than sufficient to compensate for underlying risks.

================================================================================
                FUND RECAP FOR THE ONE-MONTH PERIOD ENDED 6/30/98
================================================================================

o    The MainStay Global High Yield Fund commenced operations on 6/1/98.

o The Fund returned -2.90% and -3.00% for Class A shares and Class B shares, respectively, excluding all sales charges, for the since-inception period from 6/1/98 through 6/30/98.

o The Fund invested primarily in Mexico and South America, but also held some high-yield U.K. credits.

o Both share classes outperformed the average Lipper* emerging market debt fund, which returned -3.91% for the since-inception period.


----------
* See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

Portfolio Management Discussion and Analysis


The month of June was an unfortunate period for bond investors in most emerging markets. Despite strong underlying fundamentals in many countries, rising interest rates, price volatility, or other investment concerns led to negative total returns. The strength of the U.S. dollar relative to most foreign currencies also posed a risk for investors who were not fully hedged.

Much of the difficulty during June was the result of financial problems in Asian markets, where earlier economic setbacks finally developed into reduced production and worldwide demand. Asia's trading partners were negatively impacted, and the difficulties spread throughout Latin America and into Russia. The best news to come out of this situation is that most of the difficulties have now been fully priced into the markets and the outlook for the future appears to be improving. While total returns were down in most emerging markets in June, yield spreads over U.S. Treasuries continue to make emerging-market debt an attractive alternative for investors seeking high current yield.

Given this context, how did the MainStay Global High Yield Fund perform in the period from 6/1/98 through 6/30/98?

The MainStay Global High Yield Fund began operations on 6/1/98. For the one-month period ended 6/30/98, the Fund returned -2.90% and -3.00% for Class A shares and Class B shares, respectively, excluding all sales charges. Both share classes outperformed the average Lipper* emerging market debt fund, which returned -3.91% for the month of June.

Why was the Fund able to outperform its peers?

We believe that global high-yield debt investing is a two-stage process. First, we need to evaluate countries and their economies to seek ones we believe are likely to provide relative value for the Fund. Next, we need to ask which securities in those markets are likely to provide attractive risk and reward characteristics. This two-step approach gave us an opportunity to select solid markets and attractive securities for the Fund at a time when overall performance was weak. We believe our country and security selection will work to the advantage of shareholders as the year progresses.

By their very nature, high-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative. In addition, investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

Which countries did you find appealing for the Fund in June?

We invested a majority of the Fund's assets in Latin American countries. As of 6/30/98, about 20% of the Fund's net assets were invested in Mexican bonds, 18% in Brazilian debt, 10% in bonds from Argentina, and 6% in Venezuelan


Hedging/currency management
---------------------------
The process of managing or "hedging" the risks associated with owning securities denominated in different currencies, the relative values of which may change at any time. There can be no assurance that currency hedging will be beneficial to investors.


Total return
------------
The performance of an investment with all income and capital gains reinvested.


Yield spread
------------
The difference in yield between securities in different markets, such as Argentina and the United States; different market sectors, such as Treasuries and corporate bonds; or between different securities in a single sector, such as corporate bonds with different credit ratings.


----------
* See footnote and table on page 9 for more information on Lipper Analytical Services, Inc.

PERFORMANCE FROM 6/1/98 THROUGH 6/30/98

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


Period End                      Total Return
--------------------------------------------
6/98                           -2.90  Class A
6/98                           -3.00  Class B

See footnote * on page 9 for more information on performance.


securities. The Fund also invested 6.3% in U.K. bonds, 4.4% in Philippine securities, and smaller amounts in bonds of other nations.

We believe Mexico is one of the better credits in the emerging-market universe, and believe its bonds will do well as long as the U.S. economy remains strong. We also felt the Brazilian economy might be vulnerable to Asian difficulties and underweighted Brazilian securities in the Fund. Nevertheless, with Brazilian 10-year government bonds yielding 600 basis points over U.S. Treasuries, we felt strongly that the potential rewards for the Fund more than compensated for the risks.

What about other Latin American countries?

Argentina has experienced robust economic growth for some time, with no hint of inflation. Their currency is pegged to the U.S. dollar, but their inflation performance has been much better than other countries with similar currency ties to the U.S. We think the political situation is stable and the yields are attractive, so the Fund made a commitment to that market, particularly with Argentine floating-rate notes offering close to 500 basis points over U.S. Treasuries as of 6/30/98.

Although Venezuela has suffered somewhat as oil prices have declined, in recent years the country has not had a problem servicing its debt. The country continues to maintain a current account surplus and its foreign currency reserves are ample. With a yield advantage over U.S. Treasuries of approximately 650 basis points at the end of the reporting period, we again felt that owning Venezuelan government debt would more than compensate the Fund for any risk it assumed.

Did the Fund invest only in government bonds?

In Venezuela, it did. But in other countries, we identified what we believed to be attractive opportunities for the Fund among corporate issuers. Some of these bonds were quasi-government issues, with either broad government ownership or


Basis point
-----------
One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.


Inflation
---------
An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.


Floating-rate note
------------------
A debt instrument with a variable interest rate that is reset periodically and tied to a specific index or money market rate.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


DIVERSIFICATION BY COUNTRY--TOP 5 as of 6/30/98
-----------------------------------------------
Mexico                                  19.6%
Brazil                                  17.5%
Argentina                                9.9%
Venezuela                                7.0%
United Kingdom                           6.3%
All Other                               39.7%

Actual percentages will vary over time.


government guarantees. National Power in the Philippines would be an example. It's 100% state owned and state guaranteed, so it's effectively a sovereign issue, even though it's not a government security. Another instance is Korea Electric Power. It's 70% owned by the state, so we consider its bonds quasi-sovereign issues, although there's no government guarantee.

Do you look for special backing in other corporate securities?

Yes. In fact, we think bonds of companies with a major corporate owner may offer advantages that other corporate debt securities don't. For example, in Argentina the Fund invested in CIA Transporte Energia bonds. The company handles 95% of all the electrical transmission to greater Buenos Aires and has a 90-year concession from the government to operate the electric power grid for most of the country. In addition to guaranteed business, one of their owners is in the U.K., National Grid, PLC, which operates in England and Wales.

The CIA Transporte Energia bonds are unique in Argentina because Standard & Poor's has given them a higher rating than the sovereign debt. The bonds are rated BBB and yielded about 10.25% during the reporting period, while government bonds in Argentina are only rated BB.++

Another example of this concept was C.T.I. Holding, which the Fund sold in June. C.T.I. Holding is an Argentine cellular telephone operator, which is about 40% owned by G.T.E. They're able to leverage off of G.T.E.'s management expertise. Although they've just begun to turn a profit, they're gaining customers faster than they anticipated.

Did the Fund own other notable corporate bonds?

In Mexico, the Fund invested in Grupo Televisa, the nation's largest broadcasting company. The company has a number of issues outstanding, and we believe they were well priced, given the quality of the company. We were attracted to the bonds because


Sovereign issue
---------------
A bond issued by a foreign government, which may be subject to risks that are tied to the nation's ability to meet its business, financial, and political obligations.


----------
+ Debt rated BBB by Standard & Poor's exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
++ Debt rated BB by Standard & Poor's is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

the company has sufficient cash to pay off its debt and is in the process of doing so as it concentrates on restructuring.

The Fund also invested in Innova S de R.L., a satellite dish company that's largely owned by Grupo Televisa and another company NewsCorp., which is a world leader in satellite communications. Although the bonds suffered from rising rates, we feel that the company is well positioned in a rapidly growing market.

Did the Fund carry substantial currency risk during the reporting period?

No. The Fund invested primarily in dollar-denominated bonds and most of its other positions were fully hedged. As of 6/30/98, the Fund's currency exposure was minimal.

Did the Fund have any direct exposure to Asian markets?

The Fund did own some South Korean bonds for KEPCO, the Korean Electric Power Company. While the Korean economy has suffered in recent months, we believe it's likely to bottom out in the next few quarters, and we think the country has a healthy current account and a large trade surplus, so we don't believe the kind of liquidity crisis we saw last year is likely to be repeated.

Isn't the Fund taking a big risk by investing in Korea?

High-yield bonds, by their very nature, involve high risk. Our job is to identify when the rewards are worth the risks. We believe that South Korea has a huge industrial base, a hard-working labor force, and very cheap assets. In recent months, major multinational companies have been looking at Korean assets with an eye on buying them. We believe that if Ford, Kimberly Clark, and U.S. Steel are interested in buying Korean assets, the bonds have underlying value, particularly when they're providing yield spreads of 500 to 600 basis points over U.S. Treasuries.

Did the Fund own any high-yield securities in developed markets?

Yes. The Fund owned a couple of high-yield issues in the United Kingdom. Although they outperformed other issues in the Fund's investment portfolio, in a rising interest rate environment, their total returns were flat. Nevertheless, the bonds offer attractive yields and we believe they are sound investments.

What is your outlook for the future?

We believe that the MainStay Global High Yield Fund offers attractive opportunities for investors who are seeking high current yields and are willing to accept the higher risks of global high-yield bonds. We will continue to evaluate global markets, economies, and issuers, seeking bonds that offer yield advantages that more than compensate for inherent risk. The Fund will continue to seek maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers, with capital appreciation as a secondary objective.

Joseph Portera
Maureen McFarland
Portfolio Managers
MacKay Shields Financial Corporation


Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.

Past performance is no guarantee of future results.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


QUALITY BREAKDOWN as of 6/30/98

                                                          Percentage
--------------------------------------------------------------------
BBB                                                          4.9%
BB                                                          39.4%
B                                                           42.0%
Not Rated                                                    4.3%
Cash, Equivalents & Other Assets, Less Liabilities           9.4%

Actual percentages will vary over time.

Fund & Lipper Returns as of 6/30/98

================================================================================
Fund average annual total returns*
================================================================================
                                                  Life of Fund
                                                 through 6/30/98
   Class A                                           -2.90%
   Class B                                           -3.00%

================================================================================
Fund SEC returns*
================================================================================
                                                  Life of Fund
                                                 through 6/30/98
   Class A                                           -7.27%
   Class B                                           -7.85%

================================================================================
Lipper+ category return as of 6/30/98
================================================================================
                                                  Life of Fund
                                                 through 6/30/98
   Average Lipper
   emerging market debt fund                         -3.91%

================================================================================
Fund per share net asset values & distributions for the period ended 6/30/98
================================================================================
                     NAV 6/30/98            Income             Capital Gains
   Class A               $9.71              $0.0000               $0.0000
   Class B               $9.70              $0.0000               $0.0000


----------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%.

+ Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper average listed above is not class specific. Life of Fund return is from the period of the initial offering of both share classes on 6/1/98 through 6/30/98.

Top 10 Holdings as of 6/30/98

========================================================================================
 Holding                                                  COUNTRY                 Amount
========================================================================================
 Republic of Brazil, 9.375%, due 4/7/08                   Brazil                $845,500
 United Mexican States, 11.375%, due 9/15/16              Mexico                 667,500
 National Power Corp., 9.625%, due 5/15/28                Philippines            457,195
 Republic of Argentina, Series L, 6.625%, due 3/31/05     Argentina              419,544
 Conproca S.A., 12.00%, due 6/16/10                       Mexico                 406,000
 Ford Brasil Ltda., Series EMTN, 9.25%, due 1/22/07       Brazil                 384,000
 Republic of Turkey, Series REGS, 9.875%, due 2/23/05     Turkey                 382,000
 Republic of Bulgaria, Series A, 6.5625%, due 7/28/24     Bulgaria               381,875
 Republic of Panama, 8.875%, due 9/30/27                  Panama                 377,000
 Republic of Venezuela, Series DL, 6.625%, due 12/18/07   Venezuela              368,973


----------
This breakdown is provided for informational purposes only. The Fund's holdings may change daily. A shareholder owns shares of the Fund but does not own a direct interest in any of the specific securities listed. Short-term securities and U.S. government and federal agency issues are excluded. See Portfolio of Investments for specific type of security held.

Portfolio of Investments* June 30, 1998 unaudited

                                              Principal
                                               Amount**           Value
                                            ==============================
LONG-TERM BONDS (90.6%)+
BRADY BONDS (17.0%)

ARGENTINA (4.1%)
Republic of Argentina
  Series L
  6.625%, due 3/31/05 (b).............        $475,000         $   419,544
                                                               -----------

BULGARIA (3.7%)
Republic of Bulgaria
  Series A
  6.5625%, due 7/28/24 (b)............         500,000             381,875
                                                               -----------

ECUADOR (2.1%)
Republic of Ecuador
  Series PAR
  3.50%, due 2/28/25
  4.00%, beginning 2/28/01............         400,000             215,000
                                                               -----------

PERU (3.5%)
Republic of Peru
  Series 20 year
  3.25%, due 3/17/17 (b)..............         650,000             362,375
                                                               -----------

VENEZUELA (3.6%)
Republic of Venezuela
  Series DL
  6.625%, due 12/18/07 (b)............         452,381             368,973
                                                               -----------
Total Brady Bonds
  (Cost $1,831,270)...................                           1,747,767
                                                               -----------

CORPORATE BONDS (30.4%)

ARGENTINA (3.8%)
CIA Transporte Energia
  Series REGS
  9.25%, due 4/1/08...................         200,000             192,000
Mastellone Hermanos S.A.
  Series REGS
  11.75%, due 4/1/08..................         200,000             200,000
                                                               -----------
                                                                   392,000
                                                               -----------

                                              Principal
                                               Amount**           Value
                                            ==============================
BRAZIL (9.3%)
Comtel Brasileira Ltda.
  Series REGS
  10.75%, due 9/26/04.................        $300,000         $   279,000
Espirito Santo Centrais
  Series REGS
  10.00%, due 7/15/07.................         350,000             294,000
Ford Brasil Ltda.
  Series EMTN
  9.25%, due 1/22/07..................         400,000             384,000
                                                               -----------
                                                                   957,000
                                                               -----------

CAYMAN ISLANDS (1.6%)
JG Summit (Cayman) Ltd.
  3.50%, due 12/23/03.................         300,000             165,000
                                                               -----------

GERMANY (1.9%)
Euronet Services Inc.
  Series DTCU
  (zero coupon), due 7/1/06
  12.375%, beginning 7/1/02 (a) ......       DM580,000             198,823
                                                               -----------

MEXICO (4.8%)
Conproca S.A.
  12.00%, due 6/16/10 (c).............        $400,000             406,000
Petroleos Mexicanos
  Series REGS
  9.00%, due 6/1/07...................         100,000              96,750
                                                               -----------
                                                                   502,750
                                                               -----------

SOUTH KOREA (2.7%)
Korea Electric Power
  6.375%, due 12/1/03.................         350,000             273,420
                                                               -----------

UNITED KINGDOM (6.3%)
IPC Magazines Group PLC
  9.625%, due 3/15/08 (c).............  (pound)200,000             313,678
TM Group Holdings
  12.25%, due 5/15/08 (c).............         200,000             335,369
                                                               -----------
                                                                   649,047
                                                               -----------
Total Corporate Bonds
  (Cost $3,212,870)...................                           3,138,040
                                                               -----------

----------
+    Percentages indicated are based on Fund net assets.
* Investments are grouped by country of issuance, although they may be denominated in another currency, including U.S. dollars.
**   Indicates currency investments are denominated in.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

                                              Principal
                                               Amount**           Value
                                            ==============================
GOVERNMENTS & FEDERAL AGENCIES (30.5%)

ARGENTINA (2.0%)
Province of Tucuman
  Series REGS
  9.45%, due 8/1/04...................        $223,215         $   205,358
                                                               -----------

BRAZIL (8.2%)
Republic of Brazil
  9.375%, due 4/7/08..................         950,000             845,500
                                                               -----------

COLOMBIA (3.0%)
Republic of Colombia
  7.625%, due 2/15/07.................         350,000             315,000
                                                               -----------

MEXICO (6.5%)
United Mexican States
  11.375%, due 9/15/16................         600,000             667,500
                                                               -----------

PANAMA (3.7%)
Republic of Panama
  8.875%, due 9/30/27.................         400,000             377,000
                                                               -----------

TURKEY (3.7%)
Republic of Turkey
  Series REGS
  9.875%, due 2/23/05.................         400,000             382,000
                                                               -----------

VENEZUELA (3.4%)
Republic of Venezuela
  9.25%, due 9/15/27..................         450,000             347,344
                                                               -----------
Total Governments & Federal Agencies
  (Cost $3,269,501)...................                           3,139,702
                                                               -----------

YANKEE BONDS (12.7%)

MEXICO (8.3%)
  Grupo Televisa S.A.
  Series B
  11.875%, due 5/15/06................         300,000             333,000
  Series REGS
  (zero coupon), due 5/15/08
  13.25%, beginning 5/15/01...........         200,000             162,000
Innova S de R.L.
  12.875%, due 4/1/07.................         350,000             357,000
                                                               -----------
                                                                   852,000
                                                               -----------

                                              Principal
                                               Amount**           Value
                                            ==============================
PHILIPPINES (4.4%)
National Power Corp.
  9.625%, due 5/15/28.................        $500,000         $   457,195
                                                               -----------
Total Yankee Bonds
  (Cost $1,346,500)...................                           1,309,195
                                                               -----------
Total Long-Term Bonds
  (Cost $9,660,141)...................                           9,334,704
                                                               -----------

SHORT-TERM INVESTMENT (1.9%)
COMMERCIAL PAPER (1.9%)

UNITED STATES (1.9%)
Goldman Sachs Group L.P. (The)
  6.25%, due 7/1/98...................         200,000             200,000
                                                               -----------
Total Short-Term Investment
  (Cost $200,000).....................                             200,000
                                                               -----------
Total Investments
  (Cost $9,860,141) (d)...............            92.5%          9,534,704(e)
Cash and Other Assets,
  Less Liabilities....................             7.5             771,838
                                                ------         -----------
Net Assets............................           100.0%        $10,306,542
                                                ======         ===========


----------
(a)  Segregated as collateral for forward foreign currency contracts.
(b)  Floating rate. Rate shown is the rate in effect at June 30, 1998.
(c)  May be sold to institutional investors only.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At June 30, 1998 net unrealized depreciation for securities was $325,437, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,881 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $335,318.
(f)  The following abbreviations are used in the above portfolio:
     DM --Deutsche Mark
     (pound) --Pound Sterling
     $ --U.S. Dollar


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 1998 unaudited

ASSETS:
Investment in securities, at value (identified cost $9,860,141) ...................................................    $ 9,534,704
Cash denominated in foreign currencies (identified cost $199,137) .................................................        198,180
Receivables:
  Investment securities sold ......................................................................................        915,602
  Fund shares sold ................................................................................................        224,479
  Interest ........................................................................................................        218,526
Unrealized appreciation on forward foreign currency contracts .....................................................          3,283
Unamortized organization expense ..................................................................................         57,047
                                                                                                                       -----------
   Total assets ...................................................................................................     11,151,821
                                                                                                                       -----------
LIABILITIES:
Payables:
  Investment securities purchased .................................................................................        798,145
  MainStay Management .............................................................................................          5,148
  Custodian .......................................................................................................          3,182
  NYLIFE Distributors .............................................................................................          2,781
  Transfer agent ..................................................................................................            561
  Trustees ........................................................................................................             84
Accrued expenses ..................................................................................................         35,378
                                                                                                                       -----------
   Total liabilities ..............................................................................................        845,279
                                                                                                                       -----------
Net assets ........................................................................................................    $10,306,542
                                                                                                                       ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A .........................................................................................................    $     9,105
  Class B .........................................................................................................          1,513
Additional paid-in capital ........................................................................................     10,598,798
Accumulated undistributed net investment income ...................................................................         42,517
Accumulated net realized loss on investments ......................................................................        (24,258)
Accumulated undistributed net realized gain on foreign currency transactions ......................................             79
Net unrealized depreciation on investments ........................................................................       (325,437)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies
  and forward foreign currency contracts ..........................................................................          4,225
                                                                                                                       -----------
Net assets ........................................................................................................    $10,306,542
                                                                                                                       ===========
CLASS A
Net assets applicable to outstanding shares .......................................................................    $ 8,838,283
                                                                                                                       ===========
Shares of beneficial interest outstanding .........................................................................        910,469
                                                                                                                       ===========
Net asset value per share outstanding .............................................................................    $      9.71
Maximum sales charge (4.50% of offering price) ....................................................................           0.46
                                                                                                                       -----------
Maximum offering price per share outstanding ......................................................................    $     10.17
                                                                                                                       ===========
CLASS B
Net assets applicable to outstanding shares .......................................................................    $ 1,468,259
                                                                                                                       ===========
Shares of beneficial interest outstanding .........................................................................        151,331
                                                                                                                       ===========
Net asset value and offering price per share outstanding ..........................................................    $      9.70
                                                                                                                       ===========


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
for the period June 1, 1998* through June 30, 1998 unaudited

INVESTMENT INCOME:
Income:
  Interest .........................................................................................................      $  70,068
                                                                                                                          ---------
Expenses:
  Shareholder communication ........................................................................................          6,028
  Management .......................................................................................................          5,808
  Professional .....................................................................................................          5,558
  Custodian ........................................................................................................          3,182
  Service--Class A .................................................................................................          1,835
  Registration .....................................................................................................          1,089
  Recordkeeping ....................................................................................................          1,000
  Amortization of organization expense .............................................................................            953
  Distribution--Class B ............................................................................................            707
  Transfer agent ...................................................................................................            561
  Service--Class B .................................................................................................            239
  Trustees .........................................................................................................             84
  Miscellaneous ....................................................................................................          2,166
                                                                                                                          ---------
   Total expenses before waiver ....................................................................................         29,210
Fees waived by Manager .............................................................................................         (1,659)
                                                                                                                          ---------
   Net expenses ....................................................................................................         27,551
                                                                                                                          ---------
Net investment income ..............................................................................................         42,517
                                                                                                                          ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions ............................................................................................        (24,258)
  Foreign currency transactions ....................................................................................             79
                                                                                                                          ---------
Net realized loss on investments and foreign currency transactions .................................................        (24,179)
                                                                                                                          ---------
Net unrealized appreciation (depreciation) on investments:
  Security transactions ............................................................................................       (325,437)
                                                                                                                          ---------
  Translation of other assets and liabilities in foreign currencies and forward foreign currency contracts..........           4,225
                                                                                                                          ---------
Net unrealized loss on investments and foreign currency transactions ...............................................       (321,212)
                                                                                                                          ---------
Net realized and unrealized loss on investments and foreign currency transactions ..................................       (345,391)
                                                                                                                          ---------
Net decrease in net assets resulting from operations ...............................................................      $(302,874)
                                                                                                                          =========

----------
*    Commencement of operations.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                           June 1, 1998*
                                                                                              through
                                                                                          June 30, 1998**
                                                                                          ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ...............................................................   $    42,517
  Net realized loss on investments ....................................................       (24,258)
  Net realized gain on foreign currency transactions ..................................            79
  Net unrealized depreciation on investments ..........................................      (325,437)
  Net unrealized appreciation on translation of other assets and liabilities in foreign
   currencies and forward foreign currency contracts ..................................         4,225
                                                                                          -----------
  Net decrease in net assets resulting from operations ................................      (302,874)
                                                                                          -----------
Capital share transactions:
  Net proceeds from sale of shares:
   Class A ............................................................................       104,213
   Class B ............................................................................       505,203
                                                                                          -----------
     Increase in net assets derived from capital share transactions ...................       609,416
                                                                                          -----------
     Net increase in net assets .......................................................       306,542
NET ASSETS:
Beginning of period ...................................................................    10,000,000
                                                                                          -----------
End of period .........................................................................   $10,306,542
                                                                                          ===========
Accumulated undistributed net investment income at end of period ......................   $    42,517
                                                                                          ===========

----------
*    Commencement of operations.
**   Unaudited.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                         Class A        Class B
                                                                         -------        -------
                                                                             June 1, 1998*
                                                                                through
                                                                            June 30, 1998**
                                                                        ------------------------
Net asset value at beginning of period ..........................         $10.00          $10.00
                                                                          ------          ------
Net investment income ...........................................           0.04            0.04
Net realized and unrealized loss on investments .................          (0.33)          (0.34)
Net realized and unrealized gain on foreign currency transactions           0.00(b)         0.00(b)
                                                                          ------          ------
Total from investment operations ................................          (0.29)          (0.30)
                                                                          ------          ------
Net asset value at end of period ................................          $9.71           $9.70
                                                                          ======          ======
Total investment return (a) .....................................          (2.90%)         (3.00%)
Ratios (to average net assets)/
  Supplemental Data:
   Net investment income ........................................           5.21%+          4.46%+
   Net expenses .................................................           3.24%+          3.99%+
   Expenses (before waiver) .....................................           3.44%+          4.19%+
Portfolio turnover rate .........................................              8%              8%
Net assets at end of period (in 000's) ..........................         $8,838          $1,468

----------
*    Commencement of Operations.
**   Unaudited.
+    Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited


Note 1--Organization and Business:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund commenced operations on June 1, 1998 and currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class A shares and Class B shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Note 2--Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Fund Shares. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Securities Valuation. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at

MainStay Global High Yield Fund


purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Sub-Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into forward foreign currency contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

Forward foreign currency contracts open at June 30, 1998:

                                                                     Contract        Contract
                                                                      Amount           Amount      Unrealized
                                                                       Sold          Purchased     Appreciation
                                                               ------------------- ------------   ------------
Foreign Currency Sale Contracts
-------------------------------
Deutsche Mark vs. U.S. Dollar, expiring 7/24/98............... DM        360,000     $  200,781      $ 1,031
Pound Sterling vs. U.S. Dollar, expiring 7/24/98..............(pound)    397,148     $  664,000        2,252
                                                                                                     --------
Net unrealized appreciation on forward foreign currency contracts                                    $ 3,283
                                                                                                     ========

Organization Costs. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $58,000 and are being amortized over 60 months beginning at the commencement of operations.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

Foreign Currency Investing. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. The Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains.

MainStay Global High Yield Fund


Foreign currency held at June 30, 1998:

           Currency                                   Cost                Value
--------------------------------------              --------            --------
Deutsche Mark       DM         357,715              $199,137            $198,180
                                                    ========            ========

Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3--Fees and Related Party Policies:

Manager and Sub-Adviser. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay-Shields Financial Corporation (the "Sub-Adviser"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Sub-Adviser is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reduce its fee payable to an annual percentage of 0.50% of the Fund's average daily net assets. For the period ended June 30, 1998, the Manager earned $5,808 and waived $1,659 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Sub-Adviser a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Sub-Adviser has voluntarily agreed to do so proportionately.

Distribution and Service Fees. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B Plan, the Fund's Class B shares are subject to the payment of a monthly distribution fee, which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares. The Distribution Plan provides that the Class B shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund.

The Plan provides that the distribution and service fees are payable to NYLIFE Distributors regardless of the amounts actually expended by NYLIFE Distributors for distribution of the Fund's shares and service activities.

Sales Charges. The Fund was advised by NYLIFE Distributors that the amount of sales charge retained on sales of Class A Fund shares was $117 for the period ended June 30, 1998.

Transfer, Dividend Disbursing and Shareholder Servicing Agent. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS amounted to $2,210 for the period ended June 30, 1998.

Trustees' Fees. Trustees, other than those affiliated with New York Life, MacKay-Shields, MainStay Management or NYLIFE Distributors, are paid an annual fee of $40,000 and $1,000 for each Board and Audit Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Capital. At June 30, 1998, New York Life held shares of Class A and Class B with net asset values of $8,739,000 and $970,000, respectively. This represents 98.9% and 66.1% of the net assets at period end for Class A and B, respectively.

Other. Fees for recordkeeping services provided to the Fund by the Manager amounted to $1,000 for the period ended June 30, 1998.

Note 4--Purchases and Sales of Securities (in 000's):

During the period ended June 30, 1998, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $10,478 and $794, respectively.

Note 5--Line of Credit:

The Fund and certain affiliated funds maintain a line of credit with the Custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at June 30, 1998.

MainStay Global High Yield Fund

Note 6--Capital Share Transactions (in 000's):

                                               June 1, 1998* through
                                                  June 30, 1998**
                                              ------------------------
                                               Class A         Class B
                                               -------         -------
Shares sold..................................    10               51
Shares redeemed..............................    --               --
                                                 --               --
Net increase                                     10               51
                                                 ==               ==


----------
*    Commencement of operations.

**   Unaudited.

                      This page intentionally left blank

The MainStay(R) Funds


====================================================================================================================================
AGGRESSIVE GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund(1)        Seeks long-term capital appreciation by investing                 MacKay Shields Financial
                                primarily in securities of small-cap companies.                   Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(1)         To seek long-term capital appreciation by investing               Dalton, Greiner,
                                primarily in securities of small-cap companies.                   Hartman, Maher & Co.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund(3)    To provide long-term growth of capital commensurate               MacKay Shields
                                with an acceptable level of risk by investing in a                Financial Corporation(2)
                                portfolio consisting primarily of non-U.S. equity
                                securities. Current income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund       To seek long-term growth of capital. Dividend income,             MacKay Shields
                                if any, is an incidental consideration.                           Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund(3)        To seek capital appreciation by investing primarily in            Gabelli Asset
                                securities of large-capitalization companies. Current             Management Company
                                income is a secondary investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund               To provide investment results that correspond to the              Monitor Capital
                                total return performance (and reflect reinvestment of             Advisors, Inc.(2)
                                dividends) of publicly traded common stocks represented
                                by the Standard & Poor's 500 Composite Stock Price
                                Index (the "S&P 500 Index" or the "Index").(4)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
GROWTH & INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund(3)    To seek long-term growth of capital, with income as a             Madison Square
                                secondary consideration.                                          Advisors, Inc.(2)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund              To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital appreciation and income.                   Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Research Value Fund             To seek long-term capital appreciation by investing               John A. Levin & Co., Inc.
                                primarily in securities of large-capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Stocks of small-capitalization companies may be more volatile in price and have significantly lower trading volumes than those of companies with larger capitalizations. Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.
(2)  An indirect wholly owned subsidiary of New York Life Insurance Company.
(3) Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

====================================================================================================================================
GROWTH & INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                      To realize maximum long-term total return from a                  MacKay Shields
                                combination of capital growth and income. It is not               Financial Corporation(2)
                                designed or managed primarily to produce
                                current income.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Fund(3,5)       To seek maximum long-term total return from a                     MacKay Shields
                                combination of common stocks, convertible securities,             Financial Corporation(2)
                                and high-yield securities. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Convertible Fund(5,6)           To seek capital appreciation together with current                MacKay Shields
                                income. Certain of the Fund's investments are                     Financial Corporation(2)
                                speculative.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund               To realize current income consistent with reasonable              MacKay Shields
                                opportunity for future growth of capital and income.              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL HIGH YIELD FUND(3,5)     To seek to provide maximum current income by                      MacKay Shields
                                investing primarily in high-yield debt securities                 Financial Corporation(2)
                                of non-U.S. issuers. Capital appreciation is a
                                secondary objective. Certain of the Fund's
                                investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund(3)      To seek to provide competitive overall return                     MacKay Shields
                                commensurate with an acceptable level of risk                     Financial Corporation(2)
                                by investing primarily in a portfolio consisting
                                of non-U.S.(primarily government) debt securities.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate            Maximum current income through investment in a                    MacKay Shields
Bond Fund(3,5)                  diversified portfolio of high-yield debt securities.              Financial Corporation(2)
                                Capital appreciation is a secondary objective. The
                                potential for high yield is accompanied by higher
                                risk. Certain of the Fund's investments are speculative.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund(3,5)      To provide current income and competitive overall                 MacKay Shields
                                return by investing primarily in domestic and foreign             Financial Corporation(2)
                                debt securities.
------------------------------------------------------------------------------------------------------------------------------------


(4) "Standard & Poor's(R) 500 Composite Stock Price Index" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Monitor Capital Advisors, Inc. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions.
(5) High-yield securities run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative.
(6)  As of 6/2/97, this Fund was closed to new investors.

====================================================================================================================================
INCOME FUNDS (continued)
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
Government Fund(7)              To seek a high level of current income, consistent with           MacKay Shields
                                safety of principal.                                              Financial Corporation(2)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund               To seek as high a level of current income as is                   MacKay Shields
                                considered consistent with the preservation of capital            Financial Corporation(2)
                                and liquidity. Investments in the Fund are neither
                                insured nor guaranteed by the U.S. government.
                                Although the Fund attempts to maintain a stable net
                                asset value (NAV) of $1 per share, there can be no
                                assurance that it will succeed in doing so.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TAX-FREE INCOME FUNDS
====================================================================================================================================
FUND                            OBJECTIVE                                                         SUBADVISOR
------------------------------------------------------------------------------------------------------------------------------------
California Tax Free Fund(8)     To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and California             Financial Corporation(2)
                                personal income tax, consistent with preservation of
                                capital. The Fund invests primarily in municipal
                                securities issued by the State of California and its
                                political subdivisions, agencies, and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
New York Tax Free Fund(8)       To seek to provide a high level of current income                 MacKay Shields
                                exempt from regular federal income tax and personal               Financial Corporation(2)
                                income tax of New York State and its political
                                subdivisions, including New York City, consistent with
                                preservation of capital. The Fund invests primarily in
                                municipal securities issued by the State of New York
                                and its political subdivisions, agencies, and
                                instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Tax Free Bond Fund(9)           To provide a high level of current income free from               MacKay Shields
                                regular federal income tax, consistent with the                   Financial Corporation(2)
                                preservation of capital. There may be some earnings,
                                however, subject to federal tax; and most may be
                                subject to state and local taxes.
------------------------------------------------------------------------------------------------------------------------------------

The prospectus contains information on advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money. Shares must be offered in the investor's state of residence.


(7) Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's net asset value will fluctuate.
(8) A small portion of the Fund's income may be subject to state and local taxes and the Alternative Minimum Tax. Capital gains, if any, may also be taxed.
(9) Some of the Fund's income may be subject to the Alternative Minimum Tax. Capital gains, if any, may also be taxed.

                                                 MainStay Global High Yield Fund


                                                               Semiannual Report
                                                                   June 30, 1998
                                                                       Unaudited


                            [LOGO] Mainstay(R) Funds


                              OFFICERS & TRUSTEES*

        Richard M. Kernan, Jr.      Chairman and Trustee
            Stephen C. Roussin      President, Chief Executive
                                    Officer, and Trustee
               Edward J. Hogan      Trustee
                 Harry G. Hohn      Trustee
      Nancy Maginnes Kissinger      Trustee
              Terry L. Lierman      Trustee
             John B. McGuckian      Trustee
           Donald E. Nickelson      Trustee
                Donald K. Ross      Trustee
           Richard S. Trutanic      Trustee
                 Walter W. Ubl      Trustee
            Jefferson C. Boyce      Senior Vice President
              Anthony W. Polis      Chief Financial Officer
            Richard W. Zuccaro      Tax Vice President
           A. Thomas Smith III      Secretary

                              Dechert Price & Rhoads
                                  Legal Counsel

* As of July 27, 1998.


[LOGO] Mainstay(R) Funds


NYLIFE Distributors Inc.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayfunds.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Global High Yield Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them. This semiannual report is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

(C)1998. All rights reserved.                                       MSSA21-08/98
[GRAPHIC]